UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

Annual Report
October 31, 2013

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Dear Shareholder:

The stock market soared in the fiscal year ending October 31, 2013, as the U.S. economy continued its slow but persistent expansion and Europe showed signs of emerging from a recession. Fixed-income markets mostly fell as investors worried that the improving economic picture might prompt the Federal Reserve to begin tempering its accommodative monetary policy.

Economic Review

After a slow start, the U.S. economy picked up steam as the 12-month reporting period progressed. By the third quarter of 2013, the nation’s gross domestic product (GDP) was expanding at an annual rate of 2.8%, according to the advance estimate of the Bureau of Economic Analysis. The economy has now grown in 16 of the past 17 quarters.

The private sector expanded at an even faster rate during the reporting period, at an estimated 3.4% pace in the third quarter. Reduced spending by the federal government kept the final GDP number below that level.

Among the sectors contributing to the economy’s improved performance were consumer spending and commercial and residential construction. Housing starts rose in August to a seasonally adjusted annual rate of 891,000 units, up 19% from a year earlier.

Despite the favorable economic news, the recovery from the 2008–2009 recession has been sluggish by historical standards, with GDP growth averaging about 2% annually over the last three years. That is only about half what we would expect in a more normal recovery, and it has translated into sluggish improvement in the job market, too. On average, the economy created nearly 200,000 nonfarm payrolls a month during the 12-month reporting period, yet the country still has roughly 1.5 million fewer jobs today than it did prior to the recession.

With the economy begrudgingly adding jobs, the unemployment rate continued to inch lower during the reporting period, falling from 7.9% in October 2012 to 7.2% in September 2013. It ticked up to 7.3% in October 2013 after the federal government closed for 16 days, temporarily adding hundreds of thousands of federal workers to the ranks of the unemployed. The shutdown was triggered when Congress failed to reach agreement on a federal spending plan for the U.S. fiscal year that began October 1.

Economic conditions also improved in Europe and China, which are important to the U.S. economy and its financial markets. After a year and a half of economic contraction, GDP for the 17-country eurozone grew 0.3% in the second quarter according to Eurostat, the statistical office of the European Union. China, after watching its economic growth slow for much of the past three years, saw its GDP rise 7.5% year-over-year in the second quarter, then jump 7.8% in the third.

Market Review

The stock market rose steadily during the reporting period. It received an early boost on New Year’s Day when Congress voted to permanently extend most of the temporary income tax cuts enacted by former President George W. Bush, a move viewed as bullish for the economy. Prices then continued to rise as the economic recovery gained speed, the Federal Reserve stuck to its campaign of stimulating economic growth by keeping interest rates low, and overseas economies showed early signs of a rebound.

In late March, the S&P 500 Index of large-company stocks set its first record high since October 2007. It finished the reporting period with a total return of 27.2%. Small-company stocks did even better, with the Russell 2000® Index earning 36.3%.

Stocks in developed markets overseas also posted stellar returns as the economy in Europe appeared to stabilize and fears about the sustainability of the euro faded. Investors also were encouraged by Japan’s shift to fiscal and monetary policies aimed at promoting economic growth in that country. The MSCI EAFE Index, which tracks developed markets in Europe, Australasia and Far East, posted a total return of 26.9%.

Emerging market stocks largely sat out the party, with the MSCI Emerging Markets Index posting a total return of 6.9%. The index slumped during the second quarter as investors worried about slowing economic growth in China, India and Brazil, and about lower commodities prices, which adversely impact the many natural resources companies located in emerging economies. Prices reversed course in October when China’s economy began showing new signs of strength.

Fixed-income markets were mostly higher in the first half of the reporting period, but tumbled in the second as investors speculated that the Federal Reserve might begin backing away from its easy monetary policy as soon as September. In particular, they worried that the Fed might begin to wind down its latest quantitative easing program in which it has been buying $85 billion of bonds each month to help keep long-term interest rates low. By the end of the reporting period, that still hadn’t happened. Nonetheless, the yield on the benchmark 10-year Treasury bond had risen nearly a percentage point to just under 2.6%. When interest rates rise, bond prices go down. With most sectors of the bond market taking their lead from Treasuries, the broad Barclays U.S. Aggregate Bond Index finished the reporting period with a loss of 1.1%. Treasuries did much worse, with the Barclays 20+ Treasury Bond Index losing 10.5%. High-yield corporate bonds, which often trade in sympathy with stocks, were among the few sectors to escape the downturn. The Barclays U.S. Corporate High Yield Bond Index posted a positive return of 8.8%.

Our Outlook

Five years into an economic recovery, we have enjoyed extraordinary gains in the financial markets, particularly in equities. Valuations are now relatively high, tempering our expectations for the future.

Our forecasting models suggest the economic recovery will persevere through the year ahead, albeit at about the same plodding rate we have experienced for the past three years. The political stalemate in Washington that led to the government shutdown is likely to continue as well, although we do not anticipate that Congress will allow another shutdown any time soon given the public backlash that followed the last one. On the other hand, there also is little likelihood of a tax-and-spending “grand bargain” that would have a meaningful impact on the nation’s growing long-term debt. That debt could become a bigger threat to the economy as time passes.

Against that backdrop, the unemployment rate should continue to inch down at a modest rate. The Fed will eventually conclude that the economy is healthy enough to pull back from its easy monetary policy, but the impact on the financial markets should be modest given that it is already on the radar screen of most investors. Leading indicators suggest that China and Europe should enjoy moderate economic growth as well.

The bulk of the stock market’s gains in the reporting period were attributable not to growth in corporate profits, which was good but not extraordinary, but rather to an expansion of price-to-earnings multiples. That suggests investors were expecting an even better economic environment—and higher corporate profits—ahead. If their enthusiasm is rewarded, U.S. stocks could add to last year’s gains in 2014, although it is hard to envision a scenario in which they match last year’s performance. We see more attractive stock valuations in Europe, particularly in shares of large European companies that generate their profits globally.

Fixed-income markets will continue to battle two big headwinds: Congress’ inability to agree on a long-term debt-reduction plan, and the impending shift in Fed monetary policy. We would not be surprised to see another modest loss in the Treasury sector, although the high-yield bond and leveraged loan sectors could notch moderate gains as fixed-income investors continue their search for yield in a low-interest-rate environment.

If you are uncertain about how your portfolio is positioned to weather the months ahead, we encourage you to meet with your Thrivent Financial representative. He or she can make sure your portfolio remains aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Asset Management.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

Thrivent Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Aggressive Allocation Fund earned a return of 24.64%, compared with the median return of its peer group, the Lipper Multi-Cap Core Funds category, of 29.31%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 27.18% and -1.08%, respectively.

What factors affected the Fund’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small and mid-cap domestic stocks outperformed large caps in both domestic and foreign developed markets. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Fund’s return in its fixed-income segment bested the bond index because our portfolio had limited exposure to the underperforming sectors.

The Fund’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, although returns to all categories were quite attractive on an absolute basis.

Over the period, the Fund had an average exposure to fixed-income securities of 6%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance across the actively managed equity segments of the Fund was mixed. The large-cap growth and value segments outperformed while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Fund were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we feel it would likely be at a more moderate pace. We do think that within equities, small and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the portfolio positions to take advantage of those opportunities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	49.5%
International	21.9%
Small Cap	9.9%
Mid Cap	7.6%
Short-Term Investments	5.9%
Natural Resources	2.1%
Investment Grade Debt	1.9%
High Yield	1.2%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	15.1%
Thrivent Partner Small Cap Growth Fund	8.3%
Thrivent Large Cap Growth Fund	7.0%
Thrivent Large Cap Value Fund	6.2%
Thrivent Mid Cap Stock Fund	5.7%
Thrivent Mid Cap Growth Fund	5.0%
Thrivent Partner Mid Cap Value Fund	3.5%
Thrivent Large Cap Stock Fund	3.5%
Thrivent Small Cap Stock Fund	3.0%
Thrivent Natural Resources Fund	2.2%

These securities represent 59.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	24.64%	13.74%	6.52%
with sales charge	17.80%	12.46%	5.80%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	25.11%	14.18%	6.92%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Moderately Aggressive Allocation Fund earned a return of 20.28%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 17.94%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 27.18% and -1.08%, respectively.

What factors affected the Fund’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Fund’s return in its fixed-income segment bested the bond index because our portfolio had limited exposure to the underperforming sectors.

The Fund’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Fund had an average exposure to fixed-income securities of 23%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance across the actively managed equity segments of the Fund were mixed. The large-cap growth and value segments outperformed while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Fund were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we feel it would likely be at a more moderate pace. We do think that within equities, small and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the portfolio positions to take advantage of those opportunities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	39.3%
International	18.1%
Investment Grade Debt	9.6%
Mid Cap	8.6%
Short-Term Investments	7.0%
Small Cap	6.9%
High Yield	4.1%
Floating Rate Debt	3.7%
Natural Resources	1.8%
Municipals	0.9%
Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	12.4%
Thrivent Large Cap Value Fund	8.5%
Thrivent Large Cap Growth Fund	6.6%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent Large Cap Stock Fund	5.3%
Thrivent Income Fund	4.3%
Thrivent High Yield Fund	3.4%
Thrivent Partner Small Cap Growth Fund	3.2%
Thrivent Partner Mid Cap Value Fund	3.1%
Thrivent Mid Cap Growth Fund	2.8%

These securities represent 54.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	20.28%	13.01%	6.31%
with sales charge	13.64%	11.73%	5.60%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	20.66%	13.42%	6.69%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderate Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Moderate Allocation Fund earned a return of 14.74%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 13.83%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 27.18% and -1.08%, respectively.

What factors affected the Fund’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Fund’s return in its fixed-income segment bested the bond index because our portfolio had limited exposure to the underperforming sectors.

The Fund’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Fund had an average exposure to fixed-income securities of 42%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance across the actively managed equity segments of the Fund were mixed. The large-cap growth and value segments outperformed while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Fund were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we feel it would likely be at a more moderate pace. We do think that within equities, small and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the portfolio positions to take advantage of those opportunities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	28.6%
Investment Grade Debt	25.7%
International	14.0%
Short-Term Investments	7.8%
Floating Rate Debt	6.3%
Small Cap	5.9%
Mid Cap	4.7%
High Yield	3.6%
Municipals	1.7%
Natural Resources	1.7%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	10.4%
Thrivent Partner Worldwide Allocation Fund	9.7%
Thrivent Large Cap Value Fund	7.5%
Thrivent Limited Maturity Bond Fund	7.1%
Thrivent Large Cap Growth Fund	5.3%
Thrivent Mid Cap Stock Fund	3.6%
Thrivent High Yield Fund	3.0%
Thrivent Partner Small Cap Growth Fund	2.1%
Thrivent Large Cap Stock Fund	2.1%
Thrivent Partner Mid Cap Value Fund	2.1%

These securities represent 52.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	14.74%	11.66%	6.05%
with sales charge	8.45%	10.41%	5.33%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	15.18%	12.06%	6.40%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Moderately Conservative Allocation Fund earned a return of 9.32%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 7.20%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 27.18% and -1.08%, respectively.

What factors affected the Fund’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Fund’s return in its fixed-income segment bested the bond index because our portfolio had limited exposure to the underperforming sectors.

The Fund’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Fund had an average exposure to fixed-income securities of 62%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance across the actively managed equity segments of the Fund was mixed. The large-cap growth and value segments outperformed while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Fund were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we feel it would likely be at a more moderate pace. We do think that within equities, small and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the portfolio positions to take advantage of those opportunities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	36.9%
Large Cap	17.5%
Short-Term Investments	12.2%
International	9.7%
Floating Rate Debt	9.0%
High Yield	5.0%
Small Cap	2.9%
Mid Cap	2.7%
Municipals	2.6%
Natural Resources	1.5%

Total	100.0%

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	12.3%
Thrivent Income Fund	9.0%
Thrivent Partner Worldwide Allocation Fund	6.4%
Thrivent Large Cap Value Fund	5.6%
Thrivent High Yield Fund	3.5%
Thrivent Partner Mid Cap Value Fund	2.5%
Thrivent Large Cap Growth Fund	2.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Thrivent Natural Resources Fund	1.7%

These securities represent 47.0% of the total net assets ofthe Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	9.32%	9.49%	5.36%
with sales charge	3.31%	8.26%	4.65%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	9.62%	9.81%	5.66%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Balanced Income Plus Fund

Darren M. Bagwell, CFA, Michael G. Landreville, CFA and CPA (inactive), and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. As of August 16, 2013, the Fund changed its name from Thrivent Balanced Fund to its current name.

*	Effective June 2013, Stephen D. Lowe became a Portfolio Co-Manager.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Balanced Income Plus Fund earned a return of 19.95%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 13.83%. The Fund’s market benchmarks, the S&P Composite 1500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 28.09%, 5.65% and -0.36%, respectively.

What factors affected the Fund’s performance?

Effective August 16, 2013, Thrivent Balanced Fund was converted to Thrivent Balanced Income Plus Fund, which entailed significant changes to its principal investment strategies and benchmarks. We began transitioning the Fund’s holdings to reflect its new strategy and expect to be done by year-end. Therefore, the majority of the Fund’s performance during the fiscal year, particularly in fixed income, is reflective of a portfolio that was materially different from its new composition and benchmarks.

The Fund’s equity portfolio outperformed due to strong security selection. In particular, results were favorable among Internet-related holdings in technology, aerospace-related positions in industrials, and oil and gas producers within energy. However, the fixed-income portfolio returns fell short of the Barclays benchmarks because of our higher Treasury exposure, lower high-yield exposure and significantly longer duration, or interest-rate sensitivity, for most of the period.

How are you positioning the Fund?

The goals of the Fund’s new approach are to reduce interest rate risk while at the same time to enhance yield. We continue to make changes in the fixed-income portion of the Fund to accomplish these goals. These changes include eliminating longer-duration, lower-yielding U.S. Treasury securities, while increasing exposure to higher-yielding floating-rate leveraged bank loan securities, high-yield securities and emerging market debt securities.

The Fund will also continue to hold mortgage-backed securities and investment-grade corporate bonds. While these securities tend to have more yield and less interest rate risk than medium- to longer-term Treasury securities, they also have more credit risk than Treasuries.

Going forward, much of the fixed-income portfolio will be rated below investment grade in terms of credit quality, although most of these holdings will be at the higher end of the noninvestment-grade spectrum. In addition, the Fund will now target a 50/50 split between fixed-income and equity exposure.

While equity exposure was lowered from two-thirds to one-half of the overall Fund, we continued to use the same investment approach. We are focused on driving equity returns through individual security selection, while maintaining a generally sector-neutral portfolio.

What is your outlook?

We expect economic growth and capital spending to continue improving at a modest, but positive, pace while inflationary pressures will likely remain muted. This should allow the Fed to remain accommodative in its monetary policy. Fiscal policy will likely remain somewhat unpredictable in 2014, as it was in 2013 and earlier. We would not be surprised to see increased interest rate volatility over the course of the year. We expect to continue emphasizing more cyclical and discretionary holdings within the various equity market sectors.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition

(% of Portfolio)

Common Stock	47.4%
Long-Term Fixed Income	27.7%
Bank Loans	14.4%
Short-Term Investments	10.4%
Preferred Stock	0.1%

Total	100.0%

Major Market Sectors

(% of Net Assets)

Financials	15.6%
Consumer Discretionary	11.5%
Information Technology	10.3%
Consumer Staples	9.7%
Telecommunications Services	7.8%
Energy	7.1%
Industrials	6.7%
Mortgage-Backed Securities	6.6%
Health Care	5.8%
Materials	5.1%

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	2.2%
Total SA ADR	2.2%
Comcast Corporation	2.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Las Vegas Sands Corporation	1.9%
U.S. Treasury Notes	1.8%
British American Tobacco plc ADR	1.3%
Honeywell International, Inc.	1.3%
Boeing Company	1.3%

These securities represent 17.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	19.95%	12.98%	6.22%
with sales charge	13.31%	11.71%	5.62%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	20.49%	13.53%	6.73%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective August 2013, the Fund’s benchmark indices changed from the Barclays U.S. Aggregate Bond Index to the Barclays U.S. Mortgage-Backed Securities Index and the Barclays U.S. High Yield Loan Index. The Adviser made these benchmark changes because of changes to the Fund’s principal investment strategies. As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**	The Barclays U.S. Aggregate Bond Index measures the performance of U.S. investment grade bonds.
***

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****

The S&P 500 Index represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
^

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Thrivent Opportunity Income Plus Fund

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA, and Conrad Smith, CFA, Portfolio Co-Managers*

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. As of August 16, 2013, the Fund changed its name from Thrivent Core Bond Fund to its current name.

*	Effective June 2013, Conrad Smith became a Portfolio Co-Manager.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Opportunity Income Plus Fund earned a return of -1.26%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of 2.16%. The Fund’s market benchmarks, the Barclays U.S. High Yield Loan Index and the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, earned returns of 5.65% and 7.69%, respectively.

What factors affected the Fund’s performance?

Effective August 16, 2013, Thrivent Core Bond Fund was converted to Thrivent Opportunity Income Plus Fund, which entailed significant changes to its principal investment strategies and benchmarks. We began transitioning the Fund’s holdings to reflect its new strategy, and expect to be done by year-end. Therefore, the majority of the Fund’s performance during the fiscal year is reflective of a portfolio that was materially different from its new composition and benchmarks.

Fund returns fell short of the new Barclays benchmarks and the new Lipper peer group because of several factors. For the majority of the reporting period before the transition, the Fund had more than 20% of its net assets invested in Treasury securities. Treasuries underperformed other fixed-income asset classes as interest rates rose substantially over the period as a whole. The Fund also had a significantly longer duration stance, making it more interest-rate sensitive for the majority of the fiscal year. As rates rose, the yield curve steepened, meaning that yields went up (and prices went down) more for longer-maturity bonds than they did for shorter maturities. In addition, the new Barclays benchmarks are composed solely of high-yield securities, which strongly outperformed all other fixed-income sectors over the reporting period.

How are you positioning the Fund?

The goals of the Fund’s new approach are to reduce interest rate risk while at the same time to enhance yield. We continue to make changes to the Fund’s portfolio to accomplish these goals. These changes include eliminating longer-duration, lower-yielding U.S. Treasury securities, while increasing exposure to higher-yielding floating-rate leveraged bank loan securities, high-yield securities and emerging-market debt securities. The Fund will also continue to hold mortgage-backed securities and investment-grade corporate bonds. While, on balance, these securities have more yield and less interest-rate risk than medium- to longer-term Treasury securities, they also have more credit-quality risk than Treasuries. Going forward, much of the Fund’s portfolio will be rated below investment-grade in terms of credit quality, although most of these holdings will be at the higher end of the noninvestment-grade spectrum.

What is your outlook?

We expect economic growth and capital spending to continue to improve at a modest, but positive, pace while inflationary pressures will likely remain muted. This should allow the Fed to remain accommodative in its monetary policy. Fiscal policy will likely remain somewhat unpredictable in 2014, as it was in 2013 and earlier. We would not be surprised to see increased interest rate volatility over the course of the year. We remain focused on completing the Fund’s transition to its new approach before the start of 2014.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

Communications Services	18.6%
Financials	13.3%
Mortgage-Backed Securities	12.9%
Consumer Cyclical	7.9%
Consumer Non-Cyclical	7.6%
Collateralized Mortgage Obligations	4.5%
Transportation	4.5%
Technology	4.5%
Capital Goods	4.4%
Asset-Backed Securities	4.1%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.1%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	2.7%
U.S. Treasury Notes	2.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.8%
American Airlines, Inc., Term Loan	1.8%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.6%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.5%
Albertsons, LLC, Term Loan	1.0%
Supervalu, Inc., Term Loan	0.9%

These securities represent 20.3% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	-1.26%	7.89%	4.12%
with sales charge	-5.67%	6.91%	3.64%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	-1.04%	8.25%	4.49%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective August 2013, the Fund’s benchmark indices changed from the Barclays U.S. Aggregate Bond Index to the Barclays U.S. Mortgage-Backed Securities Index, the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index and the Barclays U.S. High Yield Loan Index. The Adviser made these benchmark changes because of changes to the Fund’s principal investment strategies. As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**	The Barclays U.S. Aggregate Bond Index measures the performance of U.S. investment grade bonds.
***

The Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

****

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
^

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Thrivent Partner Emerging Markets Equity Fund

Subadvised by DuPont Capital Management Corporation

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Partner Emerging Markets Equity Fund earned a return of 3.26%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of 6.90%. The Fund’s market benchmark, the MSCI Emerging Markets Index, earned a return of 6.90%.

What factors affected the Fund’s performance?

Over the past year, unfavorable relative performance was mostly derived from stock selection in Asia. Specifically, stock selection in China, Taiwan, Indonesia and Thailand detracted from relative performance. Stock selection was also unfavorable in South Africa.

Offsetting some of the underperformance in Asia was positive stock selection in Korea and India. Other countries with favorable stock selection included the Czech Republic, Panama, Poland and Mexico.

From a country allocation perspective, the overallocation to Korea and Poland benefited performance, while an underallocation to Taiwan detracted from results.

From a sector perspective, two sectors with stock selection that detracted from performance were energy and technology. In regards to sector allocation, an underallocation to technology and an overallocation to energy unfavorably impacted performance.

Stock selection within the financial sector was the strongest positive contributor to performance. This was mostly due to three Eastern European banks that performed well. In addition, an underallocation to banks in countries with high current account deficits helped performance within this sector.

Other sectors with positive stock selection were industrials and consumer discretionary.

What is your outlook?

We have a positive outlook for emerging markets equities as valuations appear attractive and the long-term drivers of growth remain in place. The MSCI Emerging Markets Index is currently valued at approximately 1.6 times book value and 10.6 times forward earnings expectations, and both measures look reasonable on a long-term basis. Given our long-term expected earnings growth rate of 7.5% and a current dividend yield of 2.6% for companies in the emerging markets index, the long-term expected return for emerging markets appears favorable.

Short-term market returns will likely be influenced by the outlook for global growth and the process in which developed market central banks, particularly the U.S. Federal Reserve, remove the extraordinary monetary stimulus measures taken since the onset of the global financial crisis.

In the near term, we expect global economies will continue to grow at a moderate pace and monetary stimulus will be cautiously withdrawn. If the environment shifts toward slower growth, our underallocation to the financial sector should help our relative performance.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.3%
Preferred Stock	2.0%
Short-Term Investments	1.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	26.5%
Consumer Discretionary	16.2%
Materials	16.0%
Industrials	12.5%
Telecommunications Services	10.8%
Energy	10.6%
Information Technology	3.9%
Utilities	1.5%
Health Care	0.4%

Top 10 Countries
(% of Net Assets)
South Korea	23.4%
China	8.3%
South Africa	6.7%
Russia	6.5%
Hong Kong	6.2%
Poland	6.1%
Brazil	5.5%
Taiwan	4.9%
Indonesia	4.3%
United States	4.1%

Investments in securities in these countries represent 76.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

Portfolio Composition excludes collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	From Inception 8/31/2012
without sales charge	3.26%	5.16%
with sales charge	-2.35%	0.20%

Institutional Class[3]	1-Year	From Inception 8/31/2012
Net Asset Value	3.65%	5.50%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investments, L.P.

The Fund seeks long-term growth of capital.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Partner Small Cap Growth Fund earned a return of 38.86%, compared with the median return of its peer group, the Lipper Small Cap Growth Funds category, of 37.26%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 39.84%.

What factors affected the Fund’s performance?

During the period, five of the Fund’s nine sectors beat their corresponding index sectors on a relative basis. Contributing the most to performance were holdings in the health care sector, while the technology sector detracted the most from results.

The health care sector was an area of strength for the Fund. Shares of Acadia Pharmaceuticals rose after it received early approval from the FDA to file an application for its new drug pimavanserin, a treatment for Parkinson’s psychosis. We believe pimavanserin may have the potential to become a blockbuster drug because there are currently no FDA-approved treatments for the pyschosis in the U.S. NPS Pharmaceuticals also rose during the period as investors have responded favorably to the initial sales of its “orphan” drug Gattex, a treatment for the rare medical condition known as short-bowel syndrome (SBS). NPS has exclusivity on Gattex in the U.S. through 2020 and in Europe through 2022.

The technology sector was an area of weakness for the Fund. Allot Communications, a provider of Internet Protocol (IP) service optimization solutions for fixed and mobile broadband providers and large enterprises, came under pressure during the period on fears of a slowdown of its business, particularly in Europe. Internet telephony provider BroadSoft suffered from the delayed pickup in enterprise telecommunications spending as it provides Voice over Internet Protocol (VoIP) technology, which is replacing traditional telephony. We elected to sell these positions in the Fund and use the assets to invest in more high-conviction names.

What is your outlook?

As we see it, the market can continue to rise, supported by synchronized global expansion. In the U.S., a supportive financial market environment and the turnaround in the housing industry have improved consumer wealth. We believe this will lead to further strength for the consumer as we move into the holiday season and beyond.

A more stable Europe, an improving China and continued growth in emerging markets should also be supportive of future equity prices in our view. We expect equities to be an attractive area of investment that is supported by robust earnings growth, continued money flows and accommodative valuations.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.4%
Short-Term Investments	4.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	24.2%
Industrials	17.6%
Consumer Discretionary	17.6%
Health Care	16.2%
Financials	6.9%
Consumer Staples	5.9%
Energy	4.9%
Materials	3.4%
Utilities	0.1%

Top 10 Holdings
(% of Net Assets)
United Natural Foods, Inc.	1.4%
NPS Pharmaceuticals, Inc.	1.3%
Monolithic Power Systems, Inc.	1.2%
Align Technology, Inc.	1.2%
Cardtronics, Inc.	1.2%
Rosetta Resources, Inc.	1.2%
OSI Systems, Inc.	1.1%
ANN, Inc.	1.1%
B&G Foods, Inc.	1.1%
Aspen Technology, Inc.	1.1%

These securities represent 11.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	38.86%	17.85%	7.57%
with sales charge	31.18%	16.53%	6.85%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	39.40%	18.36%	7.98%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Partner Small Cap Value Fund earned a return of 33.79%, compared with the median return of its peer group, the Lipper Small Cap Value Funds category, of 35.46%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 32.83%.

What factors affected the Fund’s performance?

At the overall sector level, stock selection was the primary driver of relative outperformance versus the benchmark, while beneficial sector allocation was also a strong contributor for the year.

Stock selection in financials was the largest contributor toward relative results, while our underweighting to the sector also largely helped. One of the stocks held in the portfolio was Home Bancshares, an Arkansas-based bank with some operations in Florida. The bank’s relatively strong position has allowed it to participate in a number of FDIC-assisted deals around the state of Florida, expanding its asset base and geographic footprint. Further, our underweighting to the financials sector has benefited relative performance as performance of the sector trailed several other sectors during the period, even though we believe the prospects for the space have improved tremendously since the nadir of the global financial crisis.

Our overweighting in industrials and business services further added to relative results. Our significant overweighting to this sector is primarily a residual effect of bottom-up analysis, as well as less-than-favorable views toward several other sectors. However, we are encouraged by the early signs of a resurgence in American manufacturing and what that could mean for the prospects of the sector.

Stock selection in consumer discretionary was a notable detractor for the period. Shares of specialty retailer Aarons continued to face headwinds. Same-store sales and customer growth were relatively lackluster in the most recent earnings release, and the HomeSmart concept has yet to show significant success.

What is your outlook?

The market’s strong performance thus far this year has heightened our caution about the likelihood of further gains in the remainder of the year. Moreover, the market’s gains have come with increasing signs of speculative activity. These have been most evident in the IPO market, where several stocks have soared 50%, if not doubled, on their first day of trading. Historically, phenomena such as this have been an indication that the market is closer to a top than to a bottom.

While we are not anticipating a market tumble, we have been adopting a more defensive stance in the portfolio. In becoming more defensive, we are employing the same fundamental approach that we use when stocks have sold off and we perceive ample opportunity: We have been going through the portfolio on a stock-by-stock basis and attempting to identify where we might substitute an existing holding for another one with a more compelling valuation. This has led us to trim or eliminate some of our winners, including some long-time holdings, where valuations have become stretched and the stock has pushed upward into the mid-cap category. In their place, we have been adding stocks that have lagged in the rally and appear mispriced relative to their prospects.

Despite our more defensive posture, we are maintaining our focus on long-term opportunities and continue to make investments across all segments of the market.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition

(% of Portfolio)

Common Stock	96.9%
Short-Term Investments	2.9%
Preferred Stock	0.2%

Total	100.0%

Major Market Sectors

(% of Net Assets)

Industrials	25.2%
Financials	23.9%
Consumer Discretionary	15.2%
Information Technology	10.7%
Materials	8.8%
Utilities	4.8%
Energy	3.9%
Health Care	3.8%
Consumer Staples	0.6%
Telecommunications Services	0.3%

Top 10 Holdings

(% of Net Assets)

Kirby Corporation	1.9%
Genesee & Wyoming, Inc.	1.8%
A.O. Smith Corporation	1.8%
ProAssurance Corporation	1.8%
Alaska Air Group, Inc.	1.8%
West Pharmaceutical Services, Inc.	1.7%
Aaron’s, Inc.	1.7%
Home Bancshares, Inc.	1.7%
East West Bancorp, Inc.	1.6%
SVB Financial Group	1.5%

These securities represent 17.3% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	33.79%	16.26%	10.56%
with sales charge	26.43%	14.95%	9.93%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	34.41%	16.93%	11.25%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Matthew D. Finn, CFA, Portfolio Manager*

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

*	Effective March 2013, Matthew D. Finn became the Portfolio Manager.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Small Cap Stock Fund earned a return of 29.69%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 35.40%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 36.28%.

What factors affected the Fund’s performance?

Sector allocation and stock selection hurt relative performance during the period. Underweightings in strong sectors, including technology, health care and consumer discretionary, and an overweighting in the weakest area, utilities, accounted for the negative contribution from sector allocation. Stock selection was poor in technology, consumer discretionary, energy, consumer staples, industrials and health care. Stock selection was positive in the materials and financials sectors.

What is your outlook?

Since March 31, 2013, the positions in 23 companies have been removed from the portfolio and 32 companies have been added. Differences in sector and industry group weightings versus the benchmark have been reduced in many cases. Our approach is to add value through stock selection. By purchasing what we view as advantaged companies at prices that allow attractive expected returns, we expect to outperform our peers and benchmarks over time. Overall risk in the portfolio has been reduced, and in our view, return potential has been increased.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	92.1%
Short-Term Investments	7.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	19.2%
Industrials	18.7%
Consumer Discretionary	14.5%
Information Technology	11.3%
Health Care	8.7%
Materials	5.9%
Energy	5.2%
Utilities	4.4%
Consumer Staples	3.6%
Telecommunications Services	0.7%

Top 10 Holdings
(% of Net Assets)
Affiliated Managers Group, Inc.	2.8%
SVB Financial Group	2.8%
EMCOR Group, Inc.	2.7%
GATX Corporation	2.5%
Meredith Corporation	2.4%
Align Technology, Inc.	2.4%
H.B. Fuller Company	2.3%
Manpower, Inc.	2.2%
Rosetta Resources, Inc.	2.2%
Nexstar Broadcasting Group, Inc.	2.2%

These securities represent 24.5% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	29.69%	12.42%	7.06%
with sales charge	22.57%	11.15%	6.46%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	30.39%	13.14%	7.72%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Mid Cap Growth Fund earned a return of 27.13%, compared with the median return of its peer group, the Lipper Mid Cap Growth Funds category, of 32.47%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of 33.93%.

What factors affected the Fund’s performance?

The fund was up strongly on an absolute basis, but underperformed its peers on a relative basis. This was primarily the result of owning fewer high multiple, high- growth momentum-driven names that were boosted by liquidity provided from the Fed. Despite this liquidity, there was a dearth of economic growth worldwide.

Due to this, investors flocked into a relatively narrow list of stocks that had revenue growth, without regard for valuations. Most of the underperformance occurred in the second quarter of 2013, a period in which investors were willing to pay astronomical multiples for seemingly strong organic growth companies. At the same time, because of the relative weakness of the world economy, companies with a cyclical bias experienced multiple compressions. We have had a bias against the former (extremely high valuations) and toward the latter (more cyclically sensitive, but with attractive valuations) as our experience shows that the latter group will ultimately be the source of sustainable excess returns.

Since mid-year 2013, we have seen a discernible shift on the part of investors away from the select group of highly valued, momentum-driven stocks into later cycle stocks, and this aided relative performance late in the period.

What is your outlook?

We are starting to see the “growth at any price” strategy that has been working for the past two years wane and a rotation beginning to occur. This rotation is toward later cycle economic growth, and we have positioned the portfolio to take advantage of this move. We have been very consistent with our strategy of buying growth companies, while being cognizant of the valuations of these names. While this limited returns relative to the benchmark early in the period, we believe the rotation in relative performance that began in the third quarter is likely to persist. As we have witnessed in the past, once this begins, these rotations can be very swift.

We continue to buy well-managed companies with sustainable growth trajectories and good balance sheets at reasonable prices. Although we believe overall market multiples could expand if the Fed continues its quantitative easing program, we do not believe extreme valuations on a very narrow list of names are ultimately sustainable. As the market broadens out, we expect to outperform our peers.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.5%
Short-Term Investments	4.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	20.9%
Information Technology	19.4%
Consumer Discretionary	16.7%
Health Care	11.3%
Financials	8.8%
Energy	7.5%
Consumer Staples	5.2%
Materials	4.2%
Telecommunications Services	1.5%

Top 10 Holdings
(% of Net Assets)
Affiliated Managers Group, Inc.	3.0%
Dollar Tree, Inc.	2.7%
Discovery Communications, Inc.	2.6%
Tractor Supply Company	2.1%
AMETEK, Inc.	2.0%
Whole Foods Market, Inc.	1.9%
ANSYS, Inc.	1.9%
Stericycle, Inc.	1.9%
Perrigo Company	1.8%
Agilent Technologies, Inc.	1.7%

These securities represent 21.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	27.13%	18.10%	8.85%
with sales charge	20.12%	16.76%	8.23%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	27.72%	18.82%	9.59%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Mid Cap Value Fund
Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

The Fund primarily invests in securities of mid-cap issuers, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Partner Mid Cap Value Fund generated a return of 30.68%, compared with the median return of its peer group, the Lipper Mid Cap Value Funds category, of 33.90%. The Fund’s market benchmark, the Russell Midcap® Value Index, posted a return of 33.45%.

What factors affected the Fund’s performance?

Our investments in the industrials and information technology sectors detracted from results, whereas our investments in the energy and financials sectors contributed to performance. Within industrials, Owens Corning was a top detractor. Its shares fell in February 2013 after the company guided lower-than-consensus expectations. We believe this was driven by increased competition and weak pricing in the company’s composites business. Its shares also dropped in June 2013 after completing a buyout of Thermafiber, a maker of mineral wool commercial and industrial insulation products.

Within the information technology sector, Altera was a top detractor. It posted disappointing results for consecutive quarters due to inventory transitioning and a weaker-than-expected global industry spending environment.

Within the energy sector, Pioneer Natural Resources was the top contributor to performance. Its shares rose as sentiment and expectations concerning its northern acreage increased. Management also announced expanded drilling in its most-productive acreage.

Principal Financial Group was a top contributor within the financials sector. The company reported positive results throughout 2013, largely due to strength in its retirement and investor services segments. More recently, Principal Financial Group and other insurance providers have benefited from the improving interest rate environment.

What is your outlook?

Our constructive view on the U.S. equity market has not wavered. From a valuation perspective, U.S. equities remain fair, relative to history, and inexpensive, relative to fixed income. Going forward, strong corporate balance sheets should provide companies with a number of options to enhance shareholder value, in our view. Furthermore, signs of improving U.S. economic growth remain intact. Still, uncertainties surrounding the scale and timing of the Federal Reserve Board’s tapering of asset purchases, rising interest rates, political gridlock in Washington D.C., and geopolitical risks associated with developments in the Middle East remain potential headwinds. Overall, regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	98.4%
Short-Term Investments	1.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	31.6%
Information Technology	12.7%
Consumer Discretionary	11.1%
Industrials	9.4%
Energy	9.2%
Health Care	8.9%
Utilities	7.3%
Materials	5.1%
Consumer Staples	3.5%

Top 10 Holdings
(% of Net Assets)
Cardinal Health, Inc.	1.9%
Chesapeake Energy Corporation	1.9%
Principal Financial Group, Inc.	1.8%
M&T Bank Corporation	1.8%
Invesco, Ltd.	1.7%
Cimarex Energy Company	1.6%
Liberty Interactive Corporation	1.5%
Agilent Technologies, Inc.	1.5%
Sempra Energy	1.5%
AvalonBay Communities, Inc.	1.5%

These securities represent 16.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	30.68%	16.79%	7.76%
with sales charge	23.45%	15.47%	7.03%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	31.14%	17.18%	8.10%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Mid Cap Stock Fund earned a return of 32.86%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 32.86%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 33.79%.

What factors affected the Fund’s performance?

Strong returns within the information technology and industrial sectors offset weak returns within the energy and financial sectors. The information technology sector performance was broad-based as semiconductor, IT services and Internet software stocks contributed to the significant outperformance. Oshkosh led the industrial sector, as productivity improvements combined with solid end markets increased earnings. Southwest Airlines also contributed to the industrial sector’s performance as a focus on return-on-invested capital versus market share improved returns. Within the energy sector, Alpha Natural Resources suffered through a declining coal market driven by tougher regulations, increased international supply, and higher natural gas competition. Drillers Patterson-UTI Energy and Ensco were victims of pending capacity additions outpacing demand. Finally, the Fund’s financial holding returns, while solid, did not keep up with the extraordinary performance of competing firms more highly levered to an improving environment.

What is your outlook?

While valuation spreads have narrowed significantly, worldwide central banks continue to provide prodigious stimulus to the global economy and profit margins remain strong. This backdrop requires a balanced approach, and the Fund’s focus remains heavily weighted toward security selection with an equal billing to growth and valuation. As valuations continue to rise and growth factors gain prominence within our analysis, we anticipate holding somewhat smaller position sizes and more stocks. Semiconductor valuations remain attractive at the same time inventories are low and units are undershipping long-term demand—characteristics that should provide attractive returns. We expect the Fund will continue to be overweight in financials that will benefit from rising rates, as Fed tapering is more a question of when than if. Most corporations remain tight-fisted with expansionary capital, continue to generate significant cash flow, and do not require bank loans to expand their businesses. However, as confidence slowly increases and businesses expand once again, the combination of increased loan demand and rising interest rates should benefit regional banks. The consumer discretionary sector is one sector that has begun to increase capacity after a long retrenchment period. This increased capacity may increase an already competitive environment, limiting margins and returns. Therefore, the largest underweight in the Fund is the specialty retail space.

Overall, market multiples still have the potential to expand— even with slightly higher interest rates that are anticipated to accompany an improving economy. Given the central banks’ actions around the world, an improving worldwide economy seems likely. However, as valuations continue to move higher and worldwide economies move deeper into an expansionary phase, risks to stocks will increase. In this environment, improving margins and returns will be more important than simply cheap valuations. As previously mentioned, we will balance this risk with more holdings and somewhat smaller position sizes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.9%
Short-Term Investments	4.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	21.7%
Information Technology	20.8%
Industrials	14.5%
Consumer Discretionary	12.3%
Health Care	12.1%
Energy	6.2%
Materials	3.9%
Utilities	2.5%
Consumer Staples	2.1%

Top 10 Holdings
(% of Net Assets)
Alliance Data Systems Corporation	4.3%
NVIDIA Corporation	2.4%
Oshkosh Corporation	2.4%
Applied Materials, Inc.	2.3%
Illumina, Inc.	2.1%
Huntington Bancshares, Inc.	2.0%
Thoratec Corporation	1.9%
Teradyne, Inc.	1.9%
Zimmer Holdings, Inc.	1.8%
Zions Bancorporation	1.8%

These securities represent 22.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	32.86%	17.73%	9.16%
with sales charge	25.58%	16.40%	8.55%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	33.41%	18.32%	9.72%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund
Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Managers Limited, DuPont Capital Management, Inc., and Goldman Sachs Asset Management, L.P.*
The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

* Effective September 2013, Goldman Sachs Asset Management, L.P. replaced Victory Capital Management Inc. as a subadviser.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Partner Worldwide Allocation Fund earned a return of 20.26%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 23.69%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of 20.80%.

What factors affected the Fund’s performance?

The Fund has allocations in developed markets, including large-cap as well as mid- and small-cap Europe, Asia and Australasian markets. We also maintain an allocation in emerging markets debt and equities. Within those categories, the developed market segments outperformed the emerging segments by a significant margin, although the emerging market debt segment did not perform as well as the equity segment. Most of the portfolio’s component managers did well versus their respective benchmarks, achieving particularly good relative returns in the large-cap growth and value segments of the portfolio. The emerging market managers did not perform as well as their segments.

What is your outlook?

Equity markets have seen a sharp recovery over the period with particular strength in the developed market segments, after several years of underperforming the U.S.

Europe has been in an extended period of unusually low growth and fiscal instability for some time, and entered a modest recession in 2012. Data suggests those economies are beginning to recover and the fiscal imbalances are improving. Generally, however, equity markets outside the U.S. are selling for below-average valuations versus their respective histories, and we believe they present interesting valuation opportunities. Emerging markets, while statistically undervalued, appear to continue to be facing economic headwinds related to both the extended commodity overinvestment cycle and uncertainty related to growth in the Chinese economy. We are monitoring the situation in emerging markets equities but have not yet increased our position.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	89.5%
Long-Term Fixed Income	8.5%
Short-Term Investments	1.6%
Preferred Stock	0.4%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.0%
Industrials	17.1%
Consumer Discretionary	14.1%
Energy	8.2%
Consumer Staples	8.1%
Materials	7.6%
Foreign Government	5.6%
Health Care	5.5%
Information Technology	5.4%
Telecommunications Services	3.6%

Top 10 Countries
(% of Net Assets)
Japan	15.9%
United Kingdom	12.0%
Switzerland	8.1%
France	6.3%
Germany	5.5%
Australia	3.8%
Canada	3.4%
Hong Kong	3.1%
Italy	3.0%
Netherlands	2.8%

Investments in securities in these countries represent 63.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	20.26%	12.68%	1.79%
with sales charge	13.62%	11.42%	0.79%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	20.64%	13.07%	2.14%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Growth Fund

David C. Francis, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Large Cap Growth Fund earned a return of 29.99%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 28.73%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 28.30%.

What factors affected the Fund’s performance?

The Fund’s results were favorably impacted compared with its benchmark by good stock selection in the information technology (IT), health care and industrials sections of the portfolio. Mitigating that performance in this year, despite the strong absolute levels of performance, was a small cash position held for liquidity and transaction purposes as well as sub-par stock selection in the materials and consumer discretionary groups.

Holdings in Facebook and Google were the lead contributors to results in the technology group, with additional performance support from holdings in Visa and MasterCard in the IT services industry and Texas Instruments in the semiconductor industry. Apple, which had previously provided excellent returns, declined in the period as concerns surfaced relative to the sustainability of its still strong organic growth and competitive positioning. VMware and Citrix Systems also limited returns in the software sector.

Holdings in biotechnology, health care equipment and specialty pharmaceutical company Shire Pharmaceuticals provided superior results in the health care sector. In the industrials sector, Jacobs Engineering and Parker-Hannifin provided excellent results.

In consumer-specialty retail, holdings in Sally Beauty and AutoZone performed below their respective groups and the market, detracting from returns.

What is your outlook?

The market has advanced strongly over the last 18 months, largely on the basis of expanding valuations in the form of higher price/earnings (P/E) ratios. After recovering sharply from the financial crisis, earnings growth has advanced, and we believe will continue to do so, but at a more moderate pace, consistent with a tepid-but-sustained recovery. Economic growth could accelerate with employment growth, sustained recovery in housing and moderation of the fiscal drag implicit in a declining deficit. Monetary policy is expected to remain accommodative well into 2014.

That said, valuations are full and profits margins have likely peaked for the cycle, so incremental growth will be challenging. There are signs of recovery in Europe, which could be an additional economic tailwind. Despite the challenges for growth, both domestically and globally, we must be invested and continue to emphasize companies with strong management, sound business models and organic growth with a multi-year investment horizon, as we believe those attributes are consistent with superior excess returns. Of late, we are finding a number of interesting investment opportunities in large-capitalization companies domiciled outside of the U.S., and are selectively taking positions in them.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.9%
Short-Term Investments	4.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	28.9%
Consumer Discretionary	19.1%
Health Care	14.0%
Industrials	10.6%
Financials	9.5%
Energy	8.3%
Consumer Staples	3.1%
Materials	1.9%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	8.1%
Google, Inc.	7.1%
Gilead Sciences, Inc.	5.0%
Amazon.com, Inc.	4.2%
QUALCOMM, Inc.	4.1%
Facebook, Inc.	3.8%
Comcast Corporation	3.4%
Weatherford International, Ltd.	3.1%
Jacobs Engineering Group, Inc.	3.1%
Honeywell International, Inc.	3.0%

These securities represent 44.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	29.99%	14.11%	6.04%
with sales charge	22.82%	12.86%	5.44%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	30.30%	14.55%	6.56%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Value Fund

Kurt J. Lauber, CFA, Portfolio Manager*

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

*	Effective March 2013, Kurt J. Lauber became the Portfolio Manager.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Large Cap Value Fund earned a return of 28.92%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 27.21%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 28.29%.

What factors affected the Fund’s performance?

Stock selection was strong in consumer discretionary, financials, energy and materials, and negative in health care. In consumer discretionary, Delphi Automotive, an auto parts company, and Lowe’s Companies, a home improvement retailer, were the largest contributors to performance. The process for selecting shares of Lowe’s Company is a good illustration of our value investment approach. Due to a decline in the housing market and slow recovery in the economy, consumers put off home improvements and the renovation of homes for sale or after purchase. Under these conditions, Lowe’s was under-earning. However, home improvement companies have historically provided good returns due to fewer competitors and less cannibalization from online shopping compared to other retailers. Additionally, retailers that slow square footage and introduce new initiatives tend to achieve improved returns. Lowe’s slowed store builds, initiated a strategic review of all products, and is now benefiting from these initiatives and the recovery in home improvement spending.

In the financial sector, State Street Corporation, Bank of America and SVB Financial Bank were the best performers. Stock selection continued to be strong in the energy exploration and production sector with EOG Resources and EQT Corporation. Both companies have used new drilling techniques in the U.S. to discover more oil and gas than investors expected and at a lower cost.

Health care was the portfolio’s weakest area of stock selection. Merck had some potential pharmaceutical products fail during late-stage testing and a few products delayed by the FDA, as well as unexpected weakness in its Januvia franchise that put pressure on shares. The portfolio continues to hold the stock due to a new head of R&D, announced restructuring, and new products in the area of cancer treatment.

What is your outlook?

As always, our focus is on stock selection. Buying good-return companies at attractive prices will be rewarding in the long run. We will continue to use valuation as our guide and take advantage of opportunities as they present themselves. Our deep fundamental analysis approach will help identify companies with improving operating performance and catalysts to unlock value.

While never easy, stock selection will become more difficult now that valuation spreads have compressed in most sectors. The largest area of overweight is technology, where valuation spreads remain wide, especially for companies perceived to be secular or long-term losers, like Cisco, Symantec, NetApp and Teradata. However, good-return companies, which are priced at free cash-flow yields that predict no or slow growth, have products or company-specific initiatives that we believe address and overcome secular risks.

Total Corporation replaced BP as the largest weighted company in energy. After years of refocus and reinvestment in operations, we believe Total is in a position to provide the best growth among large integrated oil companies with the lowest valuation.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.4%
Short-Term Investments	2.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.5%
Energy	13.0%
Information Technology	13.0%
Health Care	12.7%
Consumer Discretionary	10.4%
Industrials	9.8%
Consumer Staples	7.0%
Utilities	4.4%
Materials	3.0%
Telecommunications Services	1.6%

Top 10 Holdings
(% of Net Assets)
Citigroup, Inc.	4.1%
Merck & Company, Inc.	3.6%
Lowe’s Companies, Inc.	3.6%
Bank of America Corporation	3.2%
MetLife, Inc.	3.1%
Total SA ADR	2.9%
Texas Instruments, Inc.	2.7%
Marathon Oil Corporation	2.7%
Cisco Systems, Inc.	2.6%
Baxter International, Inc.	2.5%

These securities represent 31.0% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	28.92%	12.51%	7.25%
with sales charge	21.86%	11.24%	6.64%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	29.57%	13.14%	7.83%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund

David C. Francis, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

* Effective March 2013, Kurt J. Lauber became a Portfolio Co-Manager.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Large Cap Stock Fund earned a return of 24.57%, compared with the median return of its peer group, the Lipper Large Cap Core Funds category, of 26.96%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 27.18%.

What factors affected the Fund’s performance?

Stock selection was the primary factor in underperformance compared with the Fund’s benchmark, although absolute returns were quite strong. Early in the period, underperformance in select holdings in the materials, consumer discretionary and technology sectors limited the Fund’s participation in the market advance. Specifically, holdings in Sally Beauty and AutoZone in specialty retail, and Time Warner in media, underperformed. In health care, holdings in pharmaceutical companies Merck and Eli Lilly did not keep pace, but that was mitigated by good returns in the Fund’s holdings in Shire Pharmaceuticals and biotech companies Gilead and Biogen Idec. Commodity prices continued to be under pressure and our holdings in the materials sectors detracted from results. We experienced good returns in our holdings in the energy sector. In particular, our holding in Weatherford International performed quite well, as did a position in EOG Resources. In the industrial segment of the Fund, holdings in United Technologies and Honeywell International outperformed, as did Jacobs Engineering and Parker-Hannofin. Apple Computer in the technology sector underperformed as concerns emerged about competitive products and slowing organic growth. A timely purchase of Facebook in the second quarter prior to a significant improvement in earnings and subsequent surge in the stock significantly added to results late in the period. Fund performance improved significantly in the second half of the period.

What is your outlook?

The market has advanced strongly over the last 18 months, largely on the basis of expanding valuations in the form of higher P/E ratios. After recovering sharply from the financial crisis, earnings growth has advanced, and we believe will continue to do so, but at a more moderate pace, consistent with a tepid, but sustained, recovery. Economic growth could accelerate with employment growth, sustained recovery in housing, and moderation of the fiscal drag implicit in a declining deficit. Monetary policy is expected to remain accommodative well into 2014.

That said, valuations are full and profit margins have likely peaked for the cycle, so incremental growth will be challenging. There are signs of recovery in Europe, which could be an additional economic tailwind. Despite the challenges for growth, both domestically and globally, we must be invested and continue to emphasize companies with strong management, sound business models, organic growth and multiyear investment horizons as we believe those attributes are consistent with superior excess returns. Of late, we are finding a number of interesting investment opportunities in large-capitalization companies domiciled outside of the U.S., and are selectively taking positions in those situations.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.6%
Short-Term Investments	6.4%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	18.7%
Financials	15.8%
Consumer Discretionary	12.3%
Health Care	12.2%
Energy	10.5%
Industrials	9.4%
Consumer Staples	9.1%
Utilities	3.0%
Materials	2.3%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	4.8%
J.P. Morgan Chase & Company	3.5%
Weatherford International, Ltd.	3.4%
Kimberly-Clark Corporation	3.0%
Merck & Company, Inc.	3.0%
Google, Inc.	2.9%
Boeing Company	2.7%
Philip Morris International, Inc.	2.7%
Las Vegas Sands Corporation	2.6%
Wells Fargo & Company	2.5%

These securities represent 31.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	24.57%	11.46%	5.04%
with sales charge	17.70%	10.20%	4.45%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	25.10%	12.01%	5.54%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent High Yield Fund earned a return of 7.85%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 8.06%. The Fund’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of 8.87%.

What factors affected the Fund’s performance?

The fundamental backdrop for the high-yield market remained fairly strong during the period as the U.S. economy continued to grow, albeit slowly. Companies remained in good health as they continued to have easy access to capital markets. In addition, approximately 75% of the high-yield issuance during the period resulted from companies refinancing debt maturities in an effort to further improve their balance sheets. These trends, combined with investors’ continued quest for yield in the low interest-rate environment, helped keep the high-yield default rate at around 2.5%, well below the historical average of 4%.

In the period’s generally rising rate environment, the high-yield asset class held up better than other fixed-income segments due to spread compression. Within the fixed-income market, the yield spread between high-yield bonds and Treasuries narrowed from 5.43% at the beginning of the period to 4.15% by the end. Within the high-yield asset class, the high-yield segment experienced one significant sell off from mid-May through July caused by the Federal Reserve’s comments regarding a possible tapering of its monthly bond purchases. After widening out during this correction, spreads continued to tighten for the remainder of the period.

The various high-yield ratings categories experienced a significant divergence among returns, which created a strong headwind for our more conservatively positioned Fund. The CCC-rated segment strongly outperformed over the year with an average return of 14.54%, while B-rated and BB-rated securities returned 8.91% and 6.25%, respectively. Virtually all of the Fund’s shortfall compared to its benchmark and Lipper peers was the result of its approximately 4% underweighting to CCC-rated securities.

We offset some of the negative effects from ratings by remaining more fully invested than many of our peers with 1%–2% of assets in cash. Also, the Fund benefited from holdings in the metals and mining, media, and gaming industries. On balance, industry selection neither helped nor hurt performance over the period.

Successful underweightings in two poorly performing areas of the market—utilities and homebuilders—were cancelled out by under weightings in two of the stronger-performing sectors—technology and finance.

What is your outlook?

While we expect slowly improving economic growth, interest rates will likely continue to increase over the coming year, causing a headwind for fixed-income returns. However, high yield could hold up better than other fixed-income asset classes as there may be more room for spread tightening if defaults remain low as projected. We are positioning the Fund to protect against higher rates by adding floating-rate bank loans to its portfolio, which are typically higher-quality and lower-yielding; however, their coupons reset when rates go up so their prices tend not to drop like a regular bond.

We are also positioning the Fund with a slightly shorter duration, or level of interest-rate sensitivity, compared to its peers. Likewise, we will remain cautious with the Fund’s exposure to interest-rate sensitive sectors such as homebuilders, and building materials and supplies, while looking to add retail exposure as declining fuel prices may provide a boost for consumer spending. We intend to keep the Fund fully invested with a slight underweight in the lower-quality (CCC-rated) tier of the market.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Communications Services	17.8%
Consumer Cyclical	14.2%
Energy	12.8%
Consumer Non-Cyclical	11.7%
Financials	8.3%
Basic Materials	7.9%
Capital Goods	7.7%
Technology	5.8%
Utilities	5.2%
Transportation	4.7%

Top 10 Holdings
(% of Net Assets)
Sprint Nextel Corporation	1.1%
Tenet Healthcare Corporation	0.9%
Intelsat Jackson Holdings SA	0.9%
Clear Channel Communications, Inc., Term Loan	0.9%
Choice Hotels International, Inc.	0.8%
Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC	0.7%
Omega Healthcare Investors, Inc.	0.7%
WideOpenWest Finance, LLC	0.7%
Studio City Finance, Ltd.	0.7%
Clear Channel Worldwide Holdings, Inc.	0.7%

These securities represent 8.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	7.85%	15.52%	7.88%
with sales charge	2.92%	14.46%	7.38%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	8.42%	16.01%	8.34%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Income Fund earned a return of 0.23%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of -0.12%. The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of -1.08%.

What factors affected the Fund’s performance?

Interest rates rose substantially over the period as a whole, which dramatically impacted returns for Treasuries and investment-grade corporate bonds. During the period’s first half, rates stayed relatively range-bound as the third round of quantitative easing (QE3) by the Federal Reserve spurred a rally among risk assets, including corporate bonds. For example, 10-year Treasury yields started the fiscal year at 1.69% and hovered around the 1.90% level during the first part of May. Then, in late May, the Fed surprisingly announced a possible tapering of its QE3 purchases earlier than the market expected, causing rates to rise sharply to peak around 3.00% in early September. This caused a sell off in corporate bonds, particularly the high-yield segment. At its September meeting, Fed policymakers made an about-face and decided not to taper, which brought rates about halfway back to where they started. High-yield corporates performed the best overall for the period as the yield premium (spread) these bonds offered over Treasuries tightened significantly and the sector benefited from less interest-rate-sensitivity.

The Fund outperformed both the peer group and benchmark as several of our strategies to help lessen the impact of rising interest rates proved fruitful. For example, the Fund’s small weighting of around 5% in leveraged loans benefited returns. These securities have floating interest rates that adjust based on LIBOR (London Interbank Offered Rate), which makes their prices less sensitive to rate increases. Also, the Fund’s overweighted position in corporate bonds, particularly its average exposure of 13% in high-yield securities, aided results. In addition, the Fund benefited from its slightly shorter duration stance, which helped lessen its sensitivity to rising rates.

Within investment-grade corporates, the Fund benefited from an overweighting in the strongly performing financial sector, particularly banks and brokerage firms and, to a lesser extent, insurance companies. In the Fund’s securitized asset exposure, our underweighting in government-backed agency mortgages versus the peer group proved helpful as that segment underperformed. Also, the Fund’s very small weighting in nonagency residential mortgages aided results as these securities appreciated significantly due to improvements in the housing market.

Although the Fund’s overweighting to high yield was helpful, its emphasis on higher-quality securities within that segment detracted as lower-quality (CCC-rated) securities strongly outpaced B-rated and BB-rated securities. Therefore, the Fund’s slight overweighting in the upper (BB-rated) tier compared to its peers was a drag on results over the period.

What is your outlook?

Our outlook is modestly positive as the U.S. economy continues to grow moderately, the private sector looks stronger, and the housing market is improving. While the Fed will probably taper QE3 sometime in the next year, leading to upward pressure on long-term rates, policymakers will likely leave the federal funds rate unchanged.

With the potential for rising long-term rates and less room for spread compression, investors should anticipate the potential for more muted and possibly even negative total returns for corporate bonds in the coming year. As always, we intend to stay very focused on the fundamental analysis of companies and individual credits. We plan to maintain the Fund’s overweight in corporate bonds, especially high yield, while possibly adding even more to leveraged loans. These areas should hold up better in a rising rate environment.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

Financials	31.4%
Communications Services	10.1%
Consumer Non-Cyclical	8.5%
Utilities	8.1%
Energy	7.8%
Consumer Cyclical	7.3%
Basic Materials	4.6%
U.S. Government and Agencies	4.0%
Mortgage-Backed Securities	3.9%
Transportation	3.6%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes, TIPS	0.5%
U.S. Treasury Notes	0.4%
U.S. Treasury Bonds	0.4%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.4%

These securities represent 6.0% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	0.23%	10.29%	5.01%
with sales charge	-4.26%	9.26%	4.53%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.60%	10.73%	5.42%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund primarily invests in municipal bonds, the income of which is exempt from federal income taxation. Municipal bonds are subject to credit risk, which is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Bond prices generally fall as interest rates rise. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. The value of the Fund is influenced by factors impacting the overall market, municipal bonds, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Municipal Bond Fund earned a return of -2.76%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of -3.04%. The Fund’s market benchmark, the Barclays Municipal Bond Index, earned a return of -1.72%.

What factors affected the Fund’s performance?

In a reversal from the previous fiscal year, the municipal market experienced heavy outflows, particularly in the second half of the period. Investors fled fixed-income markets en masse beginning in May after the Federal Reserve announced a possible tapering of its monthly QE3 bond purchases, which was sooner than expected. The broad-based sell off was exacerbated in the municipal market by news headlines that shook investor confidence, including Detroit’s bankruptcy and the severe financial woes of Puerto Rico, which led to a downgrade. Interest rates rose sharply and the municipal yield curve steepened, negatively impacting returns for bonds, particularly those with longer maturities.

While yields on AAA-rated, one-year securities in the municipal market remained virtually unchanged, yields for AAA-rated, 30-year municipal bonds rose from 2.82% to 4.04%. As a result of widening credit spreads, higher-credit quality municipal bonds generally outpaced lower-grade securities; in many cases, however, longer duration was an overriding factor to credit quality.

One element that aided the market during the period’s selling pressure was the dramatic decrease in new issue supply. Local governments and municipalities did not borrow heavily, but rather refinanced existing debt. The decreased new issue supply helped alleviate some of the pricing pressure resulting from the flood of securities available in the secondary market.

The Fund outperformed the Lipper category mainly due to its lower exposure to bonds from Puerto Rico compared to many of its peers. Our portfolio has less than 0.50% of its assets invested in Puerto Rico municipal bonds. For quite some time, we have been concerned that the trading levels of these bonds did not fully reflect the risks. The Fund’s performance fell short of the Barclays benchmark as our portfolio had a longer duration, or interest-rate sensitivity, than the index.

In terms of sectors, performance benefited from our overweighting in pre-refunded bonds. These older, higher coupon issues outperformed due to their higher quality and shorter durations as they have been escrowed with U.S. Treasuries to their first call dates. The Fund’s electric revenue and health care bonds also performed well. We benefited from owning Washington general obligation (GO) bonds—which we opportunistically added to this past summer—and California GOs, both of which performed well as credit spreads narrowed dramatically.

The Fund underperformed in the higher education and toll road sectors. Although the laggards in higher education are high-grade credits, they are noncallable bonds, which means they have long durations.

What is your outlook?

We expect much less fiscal drag on the economy as revenues and budgets are improving at both state and local levels. We continue to monitor carefully the above-mentioned issues overshadowing the markets as well as the progress of the Affordable Care Act, which could directly impact the health care sector, one of the Fund’s largest weights. We intend to stay focused on using our bottom-up process to select credits we can hold for the long term to generate consistent, competitive returns with a focus on tax-exempt income.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

General Obligation	17.9%
Other Revenue	15.7%
Transportation	15.2%
Health Care	12.5%
Education	11.2%
Escrowed/Pre-refunded	9.4%
Water & Sewer	4.9%
Tax Revenue	4.9%
Industrial Development Revenue	3.8%
Electric Revenue	3.5%

Top 10 States

(% of Net Assets)

California	12.8%
Texas	10.4%
Illinois	8.5%
New York	7.1%
Washington	5.2%
Ohio	4.6%
Florida	4.5%
Massachusetts	4.1%
Colorado	3.9%
Pennsylvania	3.6%

Investments in securities in these States represent 64.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
without sales charge	-2.76%	5.77%	4.09%
with sales charge	-7.12%	4.80%	3.61%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	-2.51%	6.07%	4.38%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Government Bond Fund

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Government Bond Fund earned a return of -2.51%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of -2.02%. The Fund’s market benchmarks, the Barclays U.S. Agency Index and the Barclays U.S. Treasury Index, earned returns of -0.71% and -1.45%, respectively.

What factors affected the Fund’s performance?

Interest rates remained relatively range-bound for the first half of the reporting period. Then in May, the Federal Reserve (Fed) caught markets off guard by announcing a potential tapering of its monthly bond purchases, known as its QE3 program, which was earlier than expected. As a result of the Fed’s taper talk, intermediate and longer-term Treasury rates dramatically rose and market volatility greatly increased. Ten-year Treasury yields, which started the fiscal year at 1.69%, subsequently jumped from 1.92% in early May to peak at 3.00% in early September. Following its September meeting, the Fed surprised yet again by announcing that U.S. economic growth was not strong enough to warrant a slowdown in its QE3 purchases. This caused 10-year Treasuries to retrace more than one-third of their recent upward move in yield to end the period at 2.55%. Rates at the shorter end of the yield curve, however, were hardly impacted with two-year Treasuries starting the period at 0.28% and ending at 0.31%. When viewed as a whole, the period’s significant increase in intermediate and longer-term rates negatively impacted returns for Treasuries and other fixed-income assets as prices move in the opposite direction of rates. Treasury-Inflation Protected Securities (TIPS) experienced particularly poor results as commodity prices fell dramatically in the period’s second half, lowering inflation fears and putting additional pressure on this segment.

The main factor in the Fund’s underperformance versus the two Barclays indexes and the Lipper peer group was its higher weighting in longer-maturity Treasury securities. As rates rose, the yield curve steepened, meaning that rates went up more significantly for longer maturity bonds than they did for shorter maturities. In addition, the Fund’s larger exposure to TIPS hurt relative results due to that segment’s underperformance. However, our focus on longer-maturity TIPS offset some of the negative impact as they outperformed shorter-maturity TIPS, which are more sensitive to falling commodity prices.

What is your outlook?

We anticipate the U.S. economy will not accelerate as much as the Fed has predicted in the coming year. We believe economic growth will remain lackluster at around 2%, while inflation pressures will also remain subdued at around 1.5%. As a result, the Fed may need to further delay the tapering of its QE3 purchases until at least the second quarter of 2014, if not longer. Our outlook calls for Treasury rates to stay relatively range-bound without any major rallies or sell offs. For example, we believe rates on 10-year Treasuries will stay close to the 2.50% to 3.00% range. Of course there are always wild cards that could impact our forecast, including the end of Chairman Ben Bernanke’s term at the Fed on January 31. The markets will have to wait and see if the new chairperson, likely to be current nominee Janet Yellen, will continue the dovish policies enacted by Bernanke.

All that being said, we will not attempt to anticipate or time the markets, because this Fund is intended to serve as a conservative and defensive investment vehicle. We expect to maintain the Fund’s fairly constant investment profile as it serves as a low-risk investment option during somewhat uncertain times.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	78.6%
Financials	5.9%
Mortgage-Backed Securities	5.7%
Foreign Government	4.6%
Commercial Mortgage-Backed Securities	1.7%
Asset-Backed Securities	1.1%
Utilities	0.9%
Collateralized Mortgage Obligations	0.5%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	9.3%
Federal Home Loan Bank	7.2%
Federal National Mortgage Association	5.4%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	5.3%
U.S. Treasury Notes	5.2%
U.S. Treasury Notes	3.7%
U.S. Treasury Notes	3.6%
U.S. Treasury Notes	3.5%
U.S. Treasury Notes	3.5%
U.S. Treasury Notes, TIPS	3.4%

These securities represent 50.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	From Inception 2/26/2010
without sales charge	-2.51%	3.29%
with sales charge	-4.46%	2.73%

Institutional Class[3]	1-Year	From Inception 2/26/2010
Net Asset Value	-2.18%	3.62%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays U.S. Treasury Index, the Barclays U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Limited Maturity Bond Fund earned a return of 0.46%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 0.63%. The Fund’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 0.77%.

What factors affected the Fund’s performance?

At the beginning of the reporting period, the Federal Reserve (Fed) had just announced its third round of quantitative easing, dubbed QE3, which fueled a “risk-on” rally within investment markets where the riskiest bond sectors performed the best. Interest rates remained in a relatively tight band for the first half of the reporting period as three-year Treasury yields hovered around the 0.30% to 0.40% range. However, in May, the Fed caught markets off guard with talk of a potential tapering of its monthly QE3 bond purchases, causing investors to sell bonds. Interest rates rose sharply from May through the first part of September with longer-maturity bonds suffering the most. The three-year Treasury yield rose from 0.30% at the beginning of May to nearly 1.00% by early September, while 10-year Treasury yields jumped approximately 1.30% to end at 3.00% during the same period. At its September meeting, the Fed surprised investors again by electing not to taper its bond purchase levels, causing the “risk-on” rally to resume through the end of the period. Three-year Treasury yields retraced almost half of their upward move to end the period at 0.57%.

As the market embraced risk and interest rates were contained during the year’s first half, the Fund outpaced both the peer group and benchmark. Therefore, all of the Fund’s underperformance took place in the second half of its fiscal year. The main contributors to the Fund’s shortfall were its slightly longer duration—or interest-rate sensitivity—and modest exposure to securities with maturities longer than three years as interest rates went up more (and prices went down more) for longermaturity bonds. In addition, compared to its peers, the Fund had a slight overweighting to Treasuries, including Treasury Inflation Protected Securities (TIPS), which underperformed.

Partially offsetting some of these negative effects were the Fund’s overweighted positions in corporate bonds and nonagency residential mortgage-backed securities, which significantly outperformed Treasuries over the period. We took advantage of higher yields that occurred in the second half of the fiscal year to add to the Fund’s corporate bonds and securitized asset exposure, which increased from approximately 60% of assets at the beginning of the period to 74% by the end. Of that, corporate bonds totaled 44% and securitized assets were 30%. These segments comprise only around 20% of the Barclays index. The additional yield from these sectors provided the Fund with a significant yield advantage over both its peer group and benchmark.

What is your outlook?

We believe the U.S. economy will have an opportunity to grow at a faster rate in 2014 as some of the drag from the government sector fades. In the near term, we expect interest rates will stay range-bound with three-year Treasuries yielding around 0.50% to 0.70%; however, over the longer term, rates will likely move higher. In the coming months, we anticipate Fed policymakers will extend guidance about keeping rates low at the front end of the yield curve, while simultaneously announcing a tapering of QE3 bond buying, which will cause the yield curve to steepen further. This scenario would prove beneficial for shorter-maturity securities we own in the Fund. We intend to maintain the Fund’s overweights in corporate bonds and securitized assets.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

Financials	23.4%
U.S. Government and Agencies	19.0%
Asset-Backed Securities	12.9%
Mortgage-Backed Securities	7.6%
Commercial Mortgage-Backed Securities	6.4%
Foreign Government	5.6%
Consumer Non-Cyclical	4.6%
Communications Services	4.4%
Consumer Cyclical	3.3%
Collateralized Mortgage Obligations	3.0%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	5.2%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	2.4%
U.S. Treasury Notes	2.3%
U.S. Treasury Notes	1.6%
U.S. Treasury Notes	1.6%
U.S. Treasury Notes, TIPS	1.5%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.5%
Federal National Mortgage Association	1.3%
Federal National Mortgage Association	0.9%
U.S. Treasury Notes, TIPS	0.9%

These securities represent 19.2% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.46%	4.34%	2.78%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.70%	4.63%	3.13%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests in high quality, short-term money market instruments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Fund. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund could experience a loss when selling portfolio securities to meet redemption requests.

How did the Fund perform during the 12-month period ended October 31, 2013?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

The fiscal year period continued to be characterized by the low-yield environment that has prevailed since 2009. Short-term interest rates remained near zero as a result of accommodative Federal Reserve (Fed) monetary policy and the continued decline in available money market securities. Since the financial crisis began in 2008, the supply of money market securities has dropped by approximately $3 trillion. This lack of supply contributes to keeping rates low as the competition for the remaining securities bids up prices. To manage the Fund’s return in this low-rate environment, we continued to waive certain fees and expenses.

We kept the Fund very conservatively positioned to help maintain its credit quality and liquidity. In the current environment, it does not benefit shareholders for us to take additional credit risk or extend maturities as the Fund’s yield will remain at 0% until short-term rates move higher. Therefore, we maintained significant exposure to U.S. government-supported securities and a shorter weighted average maturity (WAM) than our peers for most of the year. Also, the Fund had much more exposure to floating-rate agency notes than its industry peers, which tended to keep the Fund’s weighted average life (WAL) closer to the top end of the 120-day limit. We prefer floating-rate agency notes rather than shorter-term fixed-rate notes because their coupons will adjust higher if interest rates move higher. Higher concentrations of floating-rate notes limit our ability to extend the Fund’s WAM. However, twice during the fiscal year, we were still able to extend its WAM to take advantage of temporarily elevated short-term yields caused by European debt concerns in April and the U.S. budget crisis in October.

Given our commitment to a conservative posture, the Fund did not own repurchase agreements (repo) with maturities beyond seven days or backed by nongovernment securities. Many of its peers are increasingly using nontraditional repos, which are secured by assets other than government securities, to try to capture yield. We have avoided exposure to these transactions because they are illiquid, and nongovernment collateral carries more risk. We also continued to maintain a lower weighting versus our peers in foreign securities. The Fund’s foreign exposure is limited to 25% of assets, and it is typically much lower than that, whereas many of our competitors have much higher limits.

What is your outlook?

Various indicators suggest the U.S. economy will continue to grow moderately over the coming year. The Fed will probably taper its monthly QE3 bond purchases sometime in 2014, while likely leaving the federal funds rate unchanged. However, the Fed recently began entering into repo directly with money market funds in an attempt to put a floor on the fed funds rate. We believe the Fed may expand this program beyond the January expiration to better manage the Fed funds rate going forward. That being said, we anticipate money market yields will still remain close to 0% in the coming year. Therefore, our plan is to stay conservatively positioned until rates improve with stability and liquidity as our primary objectives.

The Securities and Exchange Commission is once again considering industry reforms after failing to enact any this past year. The new proposals, which are primarily aimed at institutional money market funds, include floating net asset values and/or redemption fees and gates. The new reforms may be announced as soon as the first quarter of 2014.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition

(% of Portfolio)

Government Agency Debt	22.0%
Other Note	20.3%
Asset Backed Commercial Paper	17.1%
Financial Company Commercial Paper	11.7%
Certificate of Deposit	8.5%
Investment Company	7.3%
Other Commercial Paper	7.0%
Treasury Debt	4.3%
Variable Rate Demand Note	1.8%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2013

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.12%	1.54%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.16%	1.71%

Money Market Portfolio Yields*

As of October 31, 2013

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.73%	-0.36%
7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.73%	-0.36%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period 5/1/2013- 10/31/2013*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,118	$4.30	0.81%
Institutional Class	$1,000	$1,120	$2.18	0.41%

Hypothetical**
Class A	$1,000	$1,021	$4.10	0.81%
Institutional Class	$1,000	$1,023	$2.08	0.41%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,090	$3.79	0.72%
Institutional Class	$1,000	$1,093	$1.99	0.38%

Hypothetical**
Class A	$1,000	$1,022	$3.67	0.72%
Institutional Class	$1,000	$1,023	$1.92	0.38%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,061	$3.52	0.68%
Institutional Class	$1,000	$1,063	$1.94	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.46	0.68%
Institutional Class	$1,000	$1,023	$1.91	0.37%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period 5/1/2013- 10/31/2013*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,033	$3.62	0.71%
Institutional Class	$1,000	$1,034	$2.25	0.44%

Hypothetical**
Class A	$1,000	$1,022	$3.60	0.71%
Institutional Class	$1,000	$1,023	$2.24	0.44%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,086	$5.70	1.08%
Institutional Class	$1,000	$1,089	$3.50	0.67%

Hypothetical**
Class A	$1,000	$1,020	$5.52	1.08%
Institutional Class	$1,000	$1,022	$3.39	0.67%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$971	$4.22	0.85%
Institutional Class	$1,000	$972	$2.68	0.54%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Institutional Class	$1,000	$1,022	$2.75	0.54%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,006	$8.44	1.67%
Institutional Class	$1,000	$1,008	$6.68	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.49	1.67%
Institutional Class	$1,000	$1,019	$6.71	1.32%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,229	$7.86	1.40%
Institutional Class	$1,000	$1,231	$5.81	1.03%

Hypothetical**
Class A	$1,000	$1,018	$7.12	1.40%
Institutional Class	$1,000	$1,020	$5.26	1.03%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,146	$7.08	1.31%
Institutional Class	$1,000	$1,148	$4.54	0.84%

Hypothetical**
Class A	$1,000	$1,019	$6.66	1.31%
Institutional Class	$1,000	$1,021	$4.27	0.84%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,140	$6.87	1.27%
Institutional Class	$1,000	$1,143	$4.09	0.76%

Hypothetical**
Class A	$1,000	$1,019	$6.48	1.27%
Institutional Class	$1,000	$1,021	$3.86	0.76%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period 5/1/2013- 10/31/2013*	Annualized Expense Ratio
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,148	$5.35	0.99%
Institutional Class	$1,000	$1,151	$2.79	0.51%

Hypothetical**
Class A	$1,000	$1,020	$5.03	0.99%
Institutional Class	$1,000	$1,023	$2.62	0.51%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,105	$6.63	1.25%
Institutional Class	$1,000	$1,107	$4.74	0.89%

Hypothetical**
Class A	$1,000	$1,019	$6.36	1.25%
Institutional Class	$1,000	$1,021	$4.55	0.89%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,132	$6.11	1.14%
Institutional Class	$1,000	$1,135	$3.82	0.71%

Hypothetical**
Class A	$1,000	$1,019	$5.78	1.14%
Institutional Class	$1,000	$1,022	$3.62	0.71%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,062	$7.28	1.40%
Institutional Class	$1,000	$1,064	$5.05	0.97%

Hypothetical**
Class A	$1,000	$1,018	$7.12	1.40%
Institutional Class	$1,000	$1,020	$4.94	0.97%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,177	$6.59	1.20%
Institutional Class	$1,000	$1,179	$4.47	0.81%

Hypothetical**
Class A	$1,000	$1,019	$6.11	1.20%
Institutional Class	$1,000	$1,021	$4.15	0.81%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,108	$5.12	0.96%
Institutional Class	$1,000	$1,110	$2.74	0.51%

Hypothetical**
Class A	$1,000	$1,020	$4.91	0.96%
Institutional Class	$1,000	$1,023	$2.62	0.51%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,119	$5.54	1.04%
Institutional Class	$1,000	$1,121	$3.24	0.61%

Hypothetical**
Class A	$1,000	$1,020	$5.28	1.04%
Institutional Class	$1,000	$1,022	$3.09	0.61%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period 5/1/2013- 10/31/2013*	Annualized Expense Ratio
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,013	$4.10	0.81%
Institutional Class	$1,000	$1,016	$2.44	0.48%

Hypothetical**
Class A	$1,000	$1,021	$4.11	0.81%
Institutional Class	$1,000	$1,023	$2.45	0.48%
Thrivent Income Fund

Actual
Class A	$1,000	$979	$3.83	0.77%
Institutional Class	$1,000	$981	$2.00	0.40%

Hypothetical**
Class A	$1,000	$1,021	$3.91	0.77%
Institutional Class	$1,000	$1,023	$2.04	0.40%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$956	$3.66	0.74%
Institutional Class	$1,000	$957	$2.41	0.49%

Hypothetical**
Class A	$1,000	$1,021	$3.79	0.74%
Institutional Class	$1,000	$1,023	$2.49	0.49%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$968	$4.47	0.90%
Institutional Class	$1,000	$970	$2.81	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.58	0.90%
Institutional Class	$1,000	$1,022	$2.89	0.57%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$996	$3.03	0.60%
Institutional Class	$1,000	$997	$1.85	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.07	0.60%
Institutional Class	$1,000	$1,023	$1.87	0.37%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.11	0.22%
Institutional Class	$1,000	$1,000	$1.11	0.22%

Hypothetical**
Class A	$1,000	$1,024	$1.12	0.22%
Institutional Class	$1,000	$1,024	$1.12	0.22%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (twenty-three of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers provides a reasonable basis for our opinion.

December 17, 2013

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Mutual Funds (64.6%)	Value
Equity Mutual Funds (61.6%)
1,519,588	Thrivent Natural Resources Fund	$15,606,171
3,346,085	Thrivent Partner Small Cap Growth Fund	58,790,709
676,465	Thrivent Partner Small Cap Value Fund	14,679,292
1,004,432	Thrivent Small Cap Stock Fund[a]	21,072,973
1,434,577	Thrivent Mid Cap Growth Fund	35,434,050
1,513,206	Thrivent Partner Mid Cap Value Fund	24,710,652
1,835,837	Thrivent Mid Cap Stock Fund	40,553,646
10,327,769	Thrivent Partner Worldwide Allocation Fund	106,995,683
6,452,995	Thrivent Large Cap Growth Fund	49,365,412
2,323,933	Thrivent Large Cap Value Fund	43,527,269
884,902	Thrivent Large Cap Stock Fund	24,556,029

	Total	435,291,886

Fixed Income Mutual Funds (3.0%)
1,696,984	Thrivent High Yield Fund	8,654,617
645,299	Thrivent Income Fund	5,859,319
686,971	Thrivent Opportunity Income Plus Fund	7,089,536

	Total	21,603,472

	Total Mutual Funds (cost $347,489,795)	456,895,358

Shares	Common Stock (27.5%)	Value
Consumer Discretionary (4.4%)
4,550	Amazon.com, Inc.[a]	1,656,336
2,100	AutoZone, Inc.[a]	912,849
8,400	Barnes & Noble, Inc.[a]	118,692
3,300	Best Buy Company, Inc.	141,240
2,200	BJ’s Restaurants, Inc.[a]	59,532
17,300	Cablevision Systems Corporation	269,015
4,140	CBS Corporation	244,840
2,900	Charter Communications, Inc.[a]	389,296
22,600	Cheesecake Factory, Inc.	1,067,850
2,400	Children’s Place Retail Stores, Inc.[a]	131,016
72,100	Comcast Corporation	3,430,518
5,500	Dana Holding Corporation	107,800
12,748	Delphi Automotive plc	729,186
9,000	DISH Network Corporation	433,800
3,929	Finish Line, Inc.	98,382
3,206	Foot Locker, Inc.	111,248
49,400	Ford Motor Company	845,234
8,900	Francesca’s Holdings Corporation[a]	160,111
5,500	Gannett Company, Inc.	152,185
1,700	General Motors Company[a]	62,815
8,830	GNC Holdings, Inc.	519,381
7,200	Harley-Davidson, Inc.	461,088
2,238	Hasbro, Inc.	115,593
15,700	Home Depot, Inc.	1,222,873
27,517	Ignite Restaurant Group, Inc.[a]	441,923
2,100	iRobot Corporation[a]	71,127
25,487	Las Vegas Sands Corporation	1,789,697
6,724	LifeLock, Inc.[a]	108,189
20,550	Lowe’s Companies, Inc.	1,022,979
3,734	M/I Homes, Inc.[a]	76,435
8,100	Macy’s, Inc.	373,491
3,100	Marriott International, Inc.	139,748
3,200	Marriott Vacations Worldwide Corporation[a]	160,256
24,888	MDC Partners, Inc.	767,297
21,600	Meredith Corporation	1,108,080
4,100	Michael Kors Holdings, Ltd.[a]	315,495
1,900	Multimedia Games Holding Company, Inc.[a]	61,769
14,520	News Corporation	493,680
20,290	Nexstar Broadcasting Group, Inc.	900,673
17,650	NIKE, Inc.	1,337,164
6,100	Omnicom Group, Inc.	415,471
11,640	Papa John’s International, Inc.	880,799
5,600	Penn National Gaming, Inc.[a]	327,656
15,939	Pier 1 Imports, Inc.	332,806
900	Priceline.com, Inc.[a]	948,447
4,500	Regal Entertainment Group	85,545
4,900	Scripps Networks Interactive, Inc.	394,450
3,100	Signet Jewelers, Ltd.	231,446
21,900	Smith & Wesson Holding Corporation[a]	236,082
6,500	Starwood Hotels & Resorts Worldwide, Inc.	478,530
4,400	Sturm, Ruger & Company, Inc.	287,804
1,500	Target Corporation	97,185
6,800	Tempur-Pedic International, Inc.[a]	260,780
4,160	Time Warner Cable, Inc.	499,824
2,600	TJX Companies, Inc.	158,054
10,300	Toll Brothers, Inc.[a]	338,664
31,980	Tuesday Morning Corporation[a]	452,517
33,800	Twenty-First Century Fox, Inc.	1,151,904
2,100	Urban Outfitters, Inc.[a]	79,548
2,800	Valassis Communications, Inc.	76,608
7,400	Viacom, Inc.	616,346
7,800	Wyndham Worldwide Corporation	517,920

	Total	31,477,269

Consumer Staples (1.5%)
15,600	Altria Group, Inc.	580,788
1,410	Andersons, Inc.	104,594
6,000	Anheuser-Busch InBev NV ADR	622,380
14,865	Annie’s, Inc.[a]	702,371
7,477	British American Tobacco plc ADR	826,134
1,700	Brown-Forman Corporation	124,066
3,200	Bunge, Ltd.	262,816
1,300	Campbell Soup Company	55,341
8,500	Colgate-Palmolive Company	550,205
19,620	CVS Caremark Corporation	1,221,541
478	Energizer Holdings, Inc.	46,897
6,800	Green Mountain Coffee Roasters, Inc.[a]	427,108
700	Herbalife, Ltd.	45,374
10,242	Ingredion, Inc.	673,514
2,630	Kimberly-Clark Corporation	284,040
3,821	Kraft Foods Group, Inc.	207,786
13,200	Kroger Company	565,488
11,473	Mondelez International, Inc.	385,952
10,700	Nestle SA	772,368
2,903	Philip Morris International, Inc.	258,715
6,700	Procter & Gamble Company	541,025
4,600	Wal-Mart Stores, Inc.	353,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (27.5%)	Value
Consumer Staples (1.5%) - continued
44,360	WhiteWave Foods Company[a]	$887,644

	Total	10,499,197

Energy (2.3%)
8,500	Anadarko Petroleum Corporation	809,965
1,400	Atwood Oceanics, Inc.[a]	74,382
1,135	Cabot Oil & Gas Corporation	40,088
1,250	Cameron International Corporation[a]	68,575
3,480	Chevron Corporation	417,461
550	Cimarex Energy Company	57,942
5,100	Cloud Peak Energy, Inc.[a]	79,611
650	Concho Resources, Inc.[a]	71,897
23,600	Consol Energy, Inc.	861,400
4,100	Denbury Resources, Inc.[a]	77,859
1,350	Energy XXI, Ltd.	39,231
1,000	Ensco plc	57,650
5,860	EOG Resources, Inc.	1,045,424
6,720	EQT Corporation	575,299
4,100	Exterran Holdings, Inc.[a]	117,055
16,000	Exxon Mobil Corporation	1,433,920
2,000	Helix Energy Solutions Group, Inc.[a]	47,320
1,000	Helmerich & Payne, Inc.	77,550
13,200	HollyFrontier Corporation	607,992
51,664	Marathon Oil Corporation	1,821,673
800	Marathon Petroleum Corporation	57,328
11,500	Nabors Industries, Ltd.	201,020
850	National Oilwell Varco, Inc.	69,003
1,800	Newfield Exploration Company[a]	54,810
1,650	Noble Corporation	62,205
1,100	Noble Energy, Inc.	82,423
9,810	Oasis Petroleum, Inc.[a]	522,383
4,550	Oceaneering International, Inc.	390,754
830	Oil States International, Inc.[a]	90,163
7,000	Peabody Energy Corporation	136,360
450	Pioneer Natural Resources Company	92,151
740	Range Resources Corporation	56,025
37,580	Rex Energy Corporation[a]	807,970
15,390	Rosetta Resources, Inc.[a]	922,477
1,500	Rowan Companies plc[a]	54,120
15,830	Schlumberger, Ltd.	1,483,588
750	SM Energy Company	66,457
2,900	Superior Energy Services, Inc.[a]	77,807
6,800	Tesoro Corporation	332,452
11,600	Total SA ADR	709,688
92,300	Weatherford International, Ltd.[a]	1,517,412
950	Whiting Petroleum Corporation[a]	63,545

	Total	16,232,435

Financials (5.7%)
7,890	ACE, Ltd.	753,022
7,054	Affiliated Managers Group, Inc.[a]	1,392,742
3,300	Allied World Assurance Company Holdings AG	357,357
5,150	Allstate Corporation	273,259
7,600	American Assets Trust, Inc.	253,004
12,500	American International Group, Inc.	645,625
3,100	AmTrust Financial Services, Inc.	118,916
5,600	Aspen Insurance Holdings, Ltd.	218,456
7,000	Axis Capital Holdings, Ltd.	331,940
57,330	Bank of America Corporation	800,327
3,200	Banner Corporation	122,432
10,380	BBCN Bancorp, Inc.	153,935
11,600	Berkshire Hathaway, Inc.[a]	1,334,928
3,800	Camden Property Trust	243,960
32,870	Citigroup, Inc.	1,603,399
2,152	CNA Financial Corporation	87,350
21,460	CNO Financial Group, Inc.	334,347
6,030	Columbia Banking System, Inc.	154,911
4,000	Comerica, Inc.	173,200
25,950	Credit Suisse Group ADR[a]	807,823
31,600	DCT Industrial Trust, Inc.	244,900
5,200	Deutsche Bank AG	251,264
4,600	Discover Financial Services	238,648
2,700	Evercore Partners, Inc.	136,269
4,600	Extra Space Storage, Inc.	211,554
26,400	Fifth Third Bancorp	502,392
21,800	First Horizon National Corporation	232,170
5,800	First Industrial Realty Trust, Inc.	104,806
8,100	First Republic Bank	413,667
6,300	Franklin Street Properties Corporation	83,160
6,500	Fulton Financial Corporation	79,365
3,400	FXCM, Inc.	55,726
1,700	Greenhill & Company, Inc.	87,210
27,000	Hanmi Financial Corporation	471,960
13,941	HCC Insurance Holdings, Inc.	636,407
3,400	Home Loan Servicing Solutions, Ltd.	80,274
20,318	Host Hotels & Resorts, Inc.	376,899
59,100	Huntington Bancshares, Inc.	520,080
13,320	Invesco, Ltd.	449,550
13,470	iShares Russell 2000 Index Fund	1,471,328
29,951	J.P. Morgan Chase & Company	1,543,674
10,118	Lazard, Ltd.	391,061
3,000	M&T Bank Corporation	337,590
4,300	Macerich Company	254,603
2,800	MasterCard, Inc.	2,007,880
16,610	MetLife, Inc.	785,819
3,600	Montpelier Re Holdings, Inc.	99,396
18,120	Morgan Stanley	520,588
1,900	MSCI, Inc.[a]	77,463
13,800	NASDAQ OMX Group, Inc.	488,934
7,200	Northern Trust Corporation	406,224
12,400	Parkway Properties, Inc.	224,564
8,800	Pebblebrook Hotel Trust	265,760
15,800	Piedmont Office Realty Trust, Inc.	291,984
9,214	Popular, Inc.[a]	232,653
1,900	Portfolio Recovery Associates, Inc.[a]	112,955
3,100	Progressive Corporation	80,507
7,800	Protective Life Corporation	359,424
6,900	Prudential Financial, Inc.	561,591
5,700	Raymond James Financial, Inc.	260,205
20,000	SLM Corporation	507,400
24,750	SPDR EURO STOXX 50 ETF	1,009,552
30,700	SPDR S&P 500 ETF Trust	5,394,911
3,440	SPDR S&P Biotech ETF	409,326
5,950	State Street Corporation	416,916
3,327	Stewart Information Services Corporation	104,202
17,710	SVB Financial Group[a]	1,696,264
2,680	Taubman Centers, Inc.	176,317
9,300	TCF Financial Corporation	141,174
19,440	Terreno Realty Corporation	345,643
9,890	Texas Capital Bancshares, Inc.[a]	514,774
6,350	Visa, Inc.	1,248,854

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (27.5%)	Value
Financials (5.7%) - continued
12,137	W.R. Berkley Corporation	$532,936
11,110	Wells Fargo & Company	474,286
36,882	Zions Bancorporation[b]	1,046,342

	Total	40,130,334

Health Care (3.2%)
2,300	Abbott Laboratories	84,065
6,800	Acorda Therapeutics, Inc.[a]	208,148
29,000	Akorn, Inc.[a]	592,760
19,350	Align Technology, Inc.[a]	1,104,111
27,700	Allscripts Healthcare Solutions, Inc.[a]	383,091
1,800	AmerisourceBergen Corporation	117,594
9,150	Baxter International, Inc.	602,710
1,200	Biogen Idec, Inc.[a]	293,028
46,900	BioScrip, Inc.[a]	328,769
2,576	C.R. Bard, Inc.	350,903
1,000	Catamaran Corporation[a]	46,960
3,500	Centene Corporation[a]	196,560
1,500	Charles River Laboratories International, Inc.[a]	73,815
1,200	Community Health Systems, Inc.	52,356
36,290	Covidien plc	2,326,552
4,800	DENTSPLY International, Inc.	226,080
3,100	Emeritus Corporation[a]	59,396
26,663	ExamWorks Group, Inc.[a]	689,239
28,700	Express Scripts Holding Company[a]	1,794,324
37,300	Gilead Sciences, Inc.[a]	2,647,927
8,600	Illumina, Inc.[a]	804,186
5,400	McKesson Corporation	844,236
900	Medidata Solutions, Inc.[a]	99,279
20,520	Merck & Company, Inc.	925,247
16,500	Neurocrine Biosciences, Inc.[a]	155,760
23,828	NuVasive, Inc.[a]	757,254
3,300	PAREXEL International Corporation[a]	150,843
23,945	PDL BioPharma, Inc.	193,715
5,300	PerkinElmer, Inc.	201,612
1,700	Pfizer, Inc.	52,156
13,700	ResMed, Inc.	708,838
10,850	Sanofi ADR	580,258
5,500	Seattle Genetics, Inc.[a]	212,465
12,000	Shire Pharmaceuticals Group plc ADR	1,597,200
11,300	Thoratec Corporation[a]	488,047
4,300	United Therapeutics Corporation[a]	380,636
13,150	UnitedHealth Group, Inc.	897,619
300	Veeva Systems, Inc.[a]	11,673
5,000	Waters Corporation[a]	504,600
7,628	Zimmer Holdings, Inc.	667,221

	Total	22,411,233

Industrials (3.6%)
4,100	3M Company	515,985
11,090	Actuant Corporation	416,540
6,640	Acuity Brands, Inc.	667,386
5,750	ADT Corporation	249,378
5,100	AGCO Corporation	297,738
4,300	AMETEK, Inc.	205,669
11,060	Apogee Enterprises, Inc.	345,957
1,300	Armstrong World Industries, Inc.[a]	69,459
5,500	Avis Budget Group, Inc.[a]	172,315
2,900	Babcock & Wilcox Company	93,409
11,000	Boeing Company	1,435,500
5,577	Briggs & Stratton Corporation	102,282
9,770	CLARCOR, Inc.	571,350
1,800	Colfax Corporation[a]	100,728
28,531	CSX Corporation	743,518
4,400	Deluxe Corporation	207,196
22,300	DigitalGlobe, Inc.[a]	709,586
4,900	Dover Corporation	449,771
26,553	EMCOR Group, Inc.	984,054
1,800	EnerSys, Inc.	119,430
900	Esterline Technologies Corporation[a]	72,144
8,800	Exelis, Inc.	145,112
5,600	Flowserve Corporation	389,032
4,100	Fluor Corporation	304,302
13,500	Foster Wheeler AGa	364,365
18,100	GATX Corporation	933,055
6,500	General Electric Company	169,910
26,800	HNI Corporation	1,041,180
19,539	Honeywell International, Inc.	1,694,617
1,600	Huntington Ingalls Industries, Inc.	114,480
2,000	IHS, Inc.[a]	218,100
13,100	Ingersoll-Rand plc	884,643
25,130	Jacobs Engineering Group, Inc.[a]	1,528,407
8,400	KBR, Inc.	290,136
3,430	Korn/Ferry International[a]	81,634
14,600	Landstar System, Inc.	807,234
800	Lindsay Manufacturing Company	60,808
1,700	Lockheed Martin Corporation	226,678
14,564	Manitowoc Company, Inc.	283,415
23,100	Manpower, Inc.	1,804,110
2,400	Matson, Inc.	65,016
5,000	MRC Global, Inc.[a]	139,750
2,600	Old Dominion Freight Line, Inc.[a]	121,940
20,112	Oshkosh Corporation[a]	957,130
3,432	Parker Hannifin Corporation	400,583
4,270	Pentair, Ltd.	286,474
4,900	Quanta Services, Inc.[a]	148,029
9,300	Republic Airways Holdings, Inc.[a]	109,554
600	Rockwell Automation, Inc.	66,246
27,100	Southwest Airlines Company	466,662
7,000	Spirit Airlines, Inc.[a]	302,050
7,720	Tennant Company	468,527
8,700	Union Pacific Corporation	1,317,180
6,400	United Rentals, Inc.[a]	413,376
2,086	United Stationers, Inc.	92,702
1,300	United Technologies Corporation	138,125
7,200	Wabash National Corporation[a]	83,952

	Total	25,447,909

Information Technology (4.9%)
11,800	Accenture plc	867,300
14,500	Activision Blizzard, Inc.	241,280
4,800	Alliance Data Systems Corporation[a]	1,137,888
5,200	Ambarella, Inc.[a]	106,860
5,500	Amdocs, Ltd.	211,475
6,127	Apple, Inc.[b]	3,200,438
33,294	Applied Materials, Inc.	594,298
6,400	Arris Group, Inc.[a]	114,304
1,400	Aspen Technology, Inc.[a]	53,522
130,500	Atmel Corporation[a]	950,040
8,800	Autodesk, Inc.[a]	351,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (27.5%)	Value
Information Technology (4.9%) - continued
5,400	Avnet, Inc.	$214,380
30,600	Brocade Communications Systems, Inc.[a]	245,412
59,230	Cisco Systems, Inc.	1,332,675
8,809	Citrix Systems, Inc.[a]	500,175
800	CommVault Systems, Inc.[a]	62,464
25,736	CoreLogic, Inc.[a]	856,237
4,154	DST Systems, Inc.	352,135
17,971	E2open, Inc.[a]	404,348
6,024	eBay, Inc.[a]	317,525
2,400	Ellie Mae, Inc.[a]	69,360
30,800	EMC Corporation	741,356
38,300	Facebook, Inc.[a]	1,924,958
7,700	Fairchild Semiconductor International, Inc.[a]	97,559
1,200	FEI Company	106,896
2,600	Fleetmatics Group plc[a]	82,550
2,200	FLIR Systems, Inc.	62,656
3,200	Gartner, Inc.[a]	188,640
3,175	Google, Inc.[a,b]	3,272,091
11,200	Guidewire Software, Inc.[a]	568,064
22,500	Informatica Corporation[a]	868,500
7,000	InterDigital, Inc.	271,250
2,100	International Business Machines Corporation	376,341
5,100	InvenSense, Inc.[a]	86,139
4,000	Ixia[a]	56,720
4,900	j2 Global, Inc.	269,402
14,711	Juniper Networks, Inc.[a]	274,213
1,125	Leidos Holdings, Inc.	52,976
2,105	Lexmark International, Inc.	74,833
21,800	Marvell Technology Group, Ltd.	261,600
10,850	Microsoft Corporation	383,547
16,700	Monster Worldwide, Inc.[a]	72,144
31,600	NetApp, Inc.	1,226,396
3,400	NeuStar, Inc.[a]	156,128
41,848	NVIDIA Corporation	635,253
5,200	OmniVision Technologies, Inc.[a]	72,852
13,475	Plantronics, Inc.	578,616
20,600	QUALCOMM, Inc.[b]	1,431,082
8,100	Red Hat, Inc.[a]	350,487
2,920	Salesforce.com, Inc.[a]	155,811
2,800	Sanmina Corporation[a]	40,768
10,300	SunPower Corporation[a]	310,957
37,240	Symantec Corporation	846,838
5,400	Teradata Corporation[a]	237,978
52,516	Teradyne, Inc.[a]	918,505
27,150	Texas Instruments, Inc.	1,142,472
6,600	Trimble Navigation, Ltd.[a]	188,562
32,546	TriQuint Semiconductor, Inc.[a]	258,090
11,900	Ubiquiti Networks, Inc.	459,102
18,640	Virtusa Corporation[a]	579,331
42,700	Vishay Intertechnology, Inc.[a]	523,929
17,300	VMware, Inc.[a]	1,406,144
29	Workday, Inc.[a]	2,171
37,900	Xerox Corporation	376,726
17,469	Xilinx, Inc.	793,442

	Total	34,967,399

Materials (1.1%)
1,300	AEP Industries, Inc.[a]	77,246
8,420	Celanese Corporation	471,604
1,400	CF Industries Holdings, Inc.	301,840
6,650	Dow Chemical Company	262,475
8,600	Eagle Materials, Inc.	645,086
2,600	Eastman Chemical Company	204,854
21,340	H.B. Fuller Company	1,021,546
1,333	Innophos Holdings, Inc.	66,810
17,600	Louisiana-Pacific Corporation[a]	299,376
19,620	Materials Select Sector SPDR Fund	858,767
4,950	Nucor Corporation	256,261
10,500	Owens-Illinois, Inc.[a]	333,795
3,800	Packaging Corporation of America	236,664
2,300	PPG Industries, Inc.	419,934
3,500	Schweitzer-Mauduit International, Inc.	216,580
2,800	Sigma-Aldrich Corporation	242,004
6,894	Silgan Holdings, Inc.	310,713
5,230	Southern Copper Corporation	146,179
25,244	Steel Dynamics, Inc.	453,635
9,700	Stillwater Mining Company[a]	105,827
10,900	Teck Resources, Ltd.	291,466
2,000	U.S. Silica Holdings, Inc.	69,640
3,400	Valspar Corporation	237,898
2,100	Worthington Industries, Inc.	85,134

	Total	7,615,334

Telecommunications Services (0.2%)
19,600	AT&T, Inc.	709,520
7,330	Cogent Communications Group, Inc.	257,503
8,294	Verizon Communications, Inc.	418,930

	Total	1,385,953

Utilities (0.6%)
2,500	Calpine Corporation[a]	50,425
13,600	CMS Energy Corporation	373,456
15,610	NiSource, Inc.	492,027
13,000	NorthWestern Corporation	595,920
14,530	PG&E Corporation	608,080
24,850	PNM Resources, Inc.	594,412
9,100	Public Service Enterprise Group, Inc.	304,850
7,100	Southern Company	290,461
12,810	Southwest Gas Corporation	695,071
11,600	Wisconsin Energy Corporation	488,476

	Total	4,493,178

	Total Common Stock (cost $155,289,145)	194,660,241

Principal Amount	Long-Term Fixed Income (1.8%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	473,666

	Total	473,666

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
63,127	0.620%, 12/25/2035[c]	34,517
	Residential Asset Securitization Trust
80,314	0.550%, 8/25/2037[c]	25,020
	Sequoia Mortgage Trust
224,099	2.631%, 9/20/2046	153,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (1.8%)	Value
Collateralized Mortgage Obligations (0.1%) - continued
	WaMu Mortgage Pass Through Certificates
$77,282	2.375%, 9/25/2036	$67,526
112,538	2.425%, 10/25/2036	96,601

	Total	377,629

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	270,308

	Total	270,308

Mortgage-Backed Securities (0.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
475,000	3.000%, 12/1/2028[d]	491,031
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
500,000	3.500%, 11/1/2043[d]	511,015
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
320,000	2.500%, 11/1/2028[d]	323,350
155,000	3.500%, 11/1/2028[d]	163,658
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
950,000	3.500%, 11/1/2043[d]	974,344
950,000	4.000%, 11/1/2043[d]	1,000,766
493,000	4.500%, 11/1/2043[d]	527,741

	Total	3,991,905

U.S. Government and Agencies (1.0%)
	U.S. Treasury Bonds
4,610,000	3.000%, 5/15/2042	4,087,051
	U.S. Treasury Notes
1,250,000	1.750%, 5/15/2023	1,167,480
	U.S. Treasury Notes, TIPS
2,023,418	0.125%, 4/15/2018	2,093,133

	Total	7,347,664

	Total Long-Term Fixed Income (cost $13,179,591)	12,461,172

Shares or Principal Amount	Short-Term Investments (6.1%)	Value
	Fairway Finance, LLC
1,850,000	0.140%, 12/9/2013[e,f]	1,849,727
	Federal Home Loan Bank Discount Notes
8,000,000	0.040%, 11/6/2013[b,f]	7,999,955
2,000,000	0.020%, 11/20/2013[f]	1,999,979
4,100,000	0.093%, 11/22/2013[b,f]	4,099,778
3,000,000	0.040%, 11/27/2013[f]	2,999,913
2,100,000	0.032%, 12/4/2013[b,f]	2,099,939
6,000,000	0.045%, 1/3/2014[b,f]	5,999,528
2,450,000	0.040%, 1/6/2014[f]	2,449,820
2,500,000	0.050%, 1/24/2014[f]	2,499,708
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.095%, 12/2/2013[b,f]	299,975
	Federal National Mortgage Association Discount Notes
1,200,000	0.100%, 12/4/2013[b,f]	1,199,890
5,000,000	0.020%, 1/7/2014[b,f]	4,999,814
	Novartis Finance Corporation
4,000,000	0.060%, 11/6/2013[e,f]	3,999,967
	U.S. Treasury Bills
500,000	0.070%, 4/24/2014[f,g]	499,831

	Total Short-Term Investments (at amortized cost)	42,997,824

	Total Investments (cost $558,956,355) 100.0%	$707,014,595

	Other Assets and Liabilities, Net (<0.1%)	(4,944)

	Total Net Assets 100.0%	$707,009,651

a	Non-income producing security.
b	At October 31, 2013, $20,615,520 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $5,849,694 or 0.8% of total net assets.

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	At October 31, 2013, $199,932 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$145,446,202
Gross unrealized depreciation	(2,263,704)

Net unrealized appreciation (depreciation)	$143,182,498

Cost for federal income tax purposes	$563,832,096

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	435,291,886	435,291,886	–	–
Fixed Income Mutual Funds	21,603,472	21,603,472	–	–

Common Stock
Consumer Discretionary	31,477,269	31,477,269	–	–
Consumer Staples	10,499,197	9,726,829	772,368	–
Energy	16,232,435	16,232,435	–	–
Financials	40,130,334	40,130,334	–	–
Health Care	22,411,233	22,411,233	–	–
Industrials	25,447,909	25,447,909	–	–
Information Technology	34,967,399	34,967,399	–	–
Materials	7,615,334	7,615,334	–	–
Telecommunications Services	1,385,953	1,385,953	–	–
Utilities	4,493,178	4,493,178	–	–

Long-Term Fixed Income
Asset-Backed Securities	473,666	–	473,666	–
Collateralized Mortgage Obligations	377,629	–	377,629	–
Commercial Mortgage-Backed Securities	270,308	–	270,308	–
Mortgage-Backed Securities	3,991,905	–	3,991,905	–
U.S. Government and Agencies	7,347,664	–	7,347,664	–
Short-Term Investments	42,997,824	–	42,997,824	–

Total	$707,014,595	$650,783,231	$56,231,364	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	8,291,483	5,083,336	3,208,147	–
Credit Default Swaps	5,670	–	5,670	–

Total Asset Derivatives	$8,297,153	$5,083,336	$3,213,817	$–

Liability Derivatives
Futures Contracts	6,613,199	6,613,199	–	–

Total Liability Derivatives	$6,613,199	$6,613,199	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(10)	December 2013	($2,196,845)	($2,204,219)	($7,374)
5-Yr. U.S. Treasury Bond Futures	(30)	December 2013	(3,587,018)	(3,650,625)	(63,607)
10-Yr. U.S. Treasury Bond Futures	(50)	December 2013	(6,202,973)	(6,367,970)	(164,997)
30-Yr. U.S. Treasury Bond Futures	5	December 2013	656,695	674,062	17,367
Eurex EURO STOXX 50 Futures	1,129	December 2013	43,652,765	46,860,912	3,208,147
Mini MSCI EAFE Index Futures	58	December 2013	5,169,532	5,438,370	268,838
Russell 2000 Index Mini-Futures	(602)	December 2013	(62,982,865)	(66,087,560)	(3,104,695)
S&P 400 Index Mini-Futures	(542)	December 2013	(66,450,354)	(69,722,880)	(3,272,526)
S&P 500 Index Futures	264	December 2013	110,768,869	115,566,000	4,797,131
Total Futures Contracts					$1,678,284

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Buy	12/20/2018	$1,500,000	$2,826	$2,826
CDX HY 21, 5 Year, at 5.00%; JP Morgan	Buy	12/20/2018	1,500,000	2,844	2,844
Total Credit Default Swaps				$5,670	$5,670

1

As the buyer of protection, Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$17,367
Total Interest Rate Contracts		17,367

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,274,116
Total Equity Contracts		8,274,116

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	5,670
Total Credit Contracts		5,670

Total Asset Derivatives		$8,297,153

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	235,978
Total Interest Rate Contracts		235,978

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,377,221
Total Equity Contracts		6,377,221

Total Liability Derivatives		$6,613,199

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	235,255

Total Interest Rate Contracts		235,255

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,641,164)

Total Equity Contracts		(3,641,164)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(53,126)

Total Foreign Exchange Contracts		(53,126)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,399)

Total Credit Contracts		(2,399)

Total		($3,461,434)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(209,931)
Total Interest Rate Contracts		(209,931)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	789,905
Total Equity Contracts		789,905

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	5,670
Total Credit Contracts		5,670

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	15
Total Foreign Exchange Contracts		15

Total		$585,659

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$267,105,980	42.5%	N/A	N/A	N/A
Interest Rate Contracts	13,364,361	2.1	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$3,659	<0.1%	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$4,751

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Growth and Income Plus^, ^^	$4,482,114	$89,225	$5,218,501	–	$–	$89,225
Opportunity Income Plus	–	7,021,043	–	686,971	7,089,536	20,884
Natural Resources	13,550,782	124,396	–	1,519,588	15,606,171	124,396
Partner Small Cap Growth	45,911,513	1,330,124	4,500,000	3,346,085	58,790,709	–
Partner Small Cap Value	11,793,236	472,885	1,000,000	676,465	14,679,292	272,667
Small Cap Stock	16,161,303	–	–	1,004,432	21,072,973	–
Mid Cap Growth	34,522,959	2,274,642	8,000,000	1,434,577	35,434,050	–
Partner Mid Cap Value	20,587,471	672,707	2,000,000	1,513,206	24,710,652	232,462
Mid Cap Stock	30,397,516	135,007	–	1,835,837	40,553,646	135,007
Partner Worldwide Allocation	88,690,414	2,142,999	–	10,327,769	106,995,683	2,142,999
Large Cap Growth	39,282,979	258,696	1,500,000	6,452,995	49,365,412	258,696
Large Cap Value	33,592,812	705,563	–	2,323,933	43,527,269	705,563
Large Cap Stock	19,629,570	1,369,676	–	884,902	24,556,029	312,563
High Yield	16,189,902	544,794	8,235,112	1,696,984	8,654,617	544,795
Income	11,880,506	217,856	6,050,000	645,299	5,859,319	217,862
Government Bond	9,759,861	–	9,750,790	–	–	429
Limited Maturity Bond	1,259,996	–	1,259,996	–	–	56
Cash Management Trust-Short Term Investment	6,352,142	73,146,524	79,498,666	–	–	12,188
Total Value and Income Earned	404,045,076				456,895,358	5,069,792

^	Prior to August 16, 2013, the Growth and Income Plus Fund was known as the Equity Income Plus Fund.
^^

On August 6, 2013, the Thrivent Asset Allocation Funds, as the shareholders of the Thrivent Growth and Income Plus Fund, redeemed their shares in-kind. The Growth and Income Plus Fund distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (2.2%)[a]	Value
Basic Materials (0.2%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$2,054,250	5.250%, 10/18/2017	$2,057,208
	Ineos Group Holdings, Ltd., Term Loan
630,777	4.000%, 5/4/2018	632,593
	MRC Global, Inc., Term Loan
361,350	6.000%, 11/8/2019	363,244
	Tronox Pigments BV, Term Loan
164,587	4.500%, 3/19/2020	165,954
	US Coatings Acquisition, Inc., Term Loan
378,100	4.750%, 2/1/2020	381,843

	Total	3,600,842

Capital Goods (0.1%)
	ADS Waste Holdings, Term Loan
684,825	4.250%, 10/9/2019	688,373
	Berry Plastics Group, Inc., Term Loan
820,875	3.500%, 2/8/2020	817,542
	Silver II Borrower, Term Loan
218,350	4.000%, 12/13/2019	218,116

	Total	1,724,031

Communications Services (0.7%)
	Atlantic Broadband Penn, LLC, Term Loan
292,050	3.250%, 11/30/2019	291,045
	Cequel Communications, LLC, Term Loan
268,636	3.500%, 2/14/2019	268,687
	Charter Communications Operating, LLC, Term Loan
109,725	3.000%, 7/1/2020	108,543
	Clear Channel Communications, Inc., Term Loan
219,264	3.818%, 1/29/2016	212,531
646,736	6.918%, 1/30/2019	614,483
	Cricket Communications, Inc., Term Loan
74,437	4.750%, 10/10/2019	74,717
463,838	4.750%, 3/8/2020	465,827
	Cumulus Media Holdings, Inc., Term Loan
416,638	4.500%, 9/17/2018	419,033
	Fairpoint Communications, Term Loan
547,250	7.500%, 2/14/2019	557,358
	Grande Communications Networks, LLC, Term Loan
329,175	4.500%, 5/29/2020	327,941
	Hargray Communications Group, Inc., Term Loan
453,863	4.750%, 6/26/2019	456,509
	Integra Telecom Holdings, Inc., Term Loan
323,375	5.250%, 2/22/2019	326,877
105,000	9.750%, 2/21/2020	107,865
	Intelsat Jackson Holdings SA, Term Loan
518,469	4.250%, 4/2/2018	520,953
	Level 3 Communications, Inc., Term Loan
715,000	4.000%, 1/15/2020	717,982
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
360,437	6.000%, 6/9/2017	361,339
	LTS Buyer, LLC, Term Loan
244,388	4.500%, 4/13/2020	245,101
27,000	8.000%, 4/12/2021	27,338
	McGraw-Hill Global Education Holdings, LLC, Term Loan
437,800	9.000%, 3/22/2019	445,190
	Mediacom Broadband, LLC, Term Loan
292,050	4.000%, 1/20/2020	292,234
	NEP Broadcasting, LLC, Term Loan
818,812	4.750%, 1/22/2020	820,860
31,429	9.500%, 7/22/2020	32,234
	NTelos, Inc., Term Loan
163,350	5.750%, 11/9/2019	163,963
	SBA Senior Finance II, LLC, Term Loan
78,813	3.750%, 9/28/2019	78,911
	Syniverse Holdings, Inc., Term Loan
426,589	4.000%, 4/23/2019	427,477
	TNS, Inc., Term Loan
332,222	5.000%, 2/14/2020	334,159
	Univision Communications, Inc., Term Loan
432,825	4.500%, 2/28/2020	434,898
230,682	4.500%, 3/1/2020	231,787
109,450	4.500%, 3/1/2020	109,997
	Virgin Media Investment Holdings, Ltd., Term Loan
675,000	3.500%, 6/8/2020	674,696
	Visant Corporation, Term Loan
708,643	5.250%, 12/22/2016	694,973
	WideOpenWest Finance, LLC, Term Loan
726,350	4.750%, 4/1/2019	732,103
	Yankee Cable Acquisition, LLC, Term Loan
430,739	5.250%, 3/1/2020	432,556
	Zayo Group, LLC, Term Loan
545,854	4.500%, 7/2/2019	548,245

	Total	12,558,412

Consumer Cyclical (0.3%)
	Bally Technologies, Inc., Term Loan
340,000	0.000%, 7/16/2021[b,c]	340,850
	Burlington Coat Factory Warehouse Corporation, Term Loan
437,026	4.250%, 2/23/2017	439,893
	Cenveo Corporation, Term Loan
243,775	6.250%, 2/13/2017	245,908
	Ceridian Corporation, Term Loan
385,000	4.420%, 5/9/2017	386,829
	Chrysler Group, LLC, Term Loan
363,142	4.250%, 5/24/2017	366,229

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (2.2%)[a]	Value
Consumer Cyclical (0.3%) - continued
	J.C. Penney Corporation, Inc., Term Loan
$159,600	6.000%, 5/22/2018	$154,236
	MGM Resorts International, Term Loan
347,375	3.500%, 12/20/2019	346,816
	ROC Finance, LLC, Term Loan
605,000	3.636%, 6/20/2019	591,387
	Seminole Indian Tribe of Florida, Term Loan
197,825	3.000%, 4/29/2020	197,289
	Seven Seas Cruises S de RL, LLC, Term Loan
652,000	4.750%, 12/21/2018	657,705
	Toys R Us, Inc., Term Loan
579,809	5.250%, 5/25/2018	522,732

	Total	4,249,874

Consumer Non-Cyclical (0.3%)
	Albertsons, LLC, Term Loan
250,000	0.000%, 3/21/2019[b,c]	250,000
527,350	4.750%, 3/21/2019	528,658
	Biomet, Inc., Term Loan
498,750	3.690%, 7/25/2017	501,972
	CHS/Community Health Systems, Inc., Term Loan
365,000	3.760%, 1/25/2017	365,912
	Del Monte Corporation, Term Loan
67,885	4.000%, 3/8/2018	67,885
	DJO Finance, LLC, Term Loan
524,347	4.750%, 9/15/2017	529,370
	Grifols, Inc., Term Loan
359,057	4.250%, 6/1/2017	361,265
	Hologic, Inc., Term Loan
353,056	3.750%, 8/1/2019	354,644
	JBS USA, LLC, Term Loan
411,888	3.750%, 5/25/2018	410,858
	Reynolds Group Holdings, Inc., Term Loan
69,300	4.750%, 9/28/2018	69,841
	Rite Aid Corporation, Term Loan
84,575	4.000%, 2/21/2020	84,972
165,000	5.750%, 8/21/2020	168,772
	Roundy’s Supermarkets, Inc., Term Loan
650,825	5.750%, 2/13/2019	642,690
	Supervalu, Inc., Term Loan
506,532	5.000%, 3/21/2019	509,415
	Van Wagner Communications, LLC, Term Loan
293,525	6.250%, 8/3/2018	297,805

	Total	5,144,059

Energy (0.1%)
	Arch Coal, Inc., Term Loan
469,337	5.750%, 5/16/2018	454,768
	Chesapeake Energy Corporation, Term Loan
1,060,000	5.750%, 12/2/2017	1,082,525
	Offshore Group Investment, Ltd., Term Loan
457,700	5.750%, 3/28/2019	460,419
	Pacific Drilling SA, Term Loan
214,462	4.500%, 6/3/2018	215,177

	Total	2,212,889

Financials (0.1%)
	GEO Group, Inc., Term Loan
108,455	3.250%, 4/3/2020	108,862
	MoneyGram International, Inc., Term Loan
437,800	4.250%, 3/27/2020	439,004
	WaveDivision Holdings, LLC, Term Loan
674,900	4.000%, 10/12/2019	676,587

	Total	1,224,453

Technology (0.2%)
	First Data Corporation Extended, Term Loan
720,000	4.170%, 3/23/2018	720,259
	First Data Corporation, Term Loan
295,000	4.170%, 9/24/2018	295,277
	Freescale Semiconductor, Inc., Term Loan
398,000	5.000%, 3/1/2020	401,407
258,000	5.000%, 1/15/2021	260,257
	Infor US, Inc., Term Loan
386,487	5.250%, 4/5/2018	389,312
	SunGard Data Systems, Inc., Term Loan
540,912	4.500%, 1/31/2020	543,612

	Total	2,610,124

Transportation (0.1%)
	American Airlines, Inc., Term Loan
458,850	4.750%, 6/27/2019	461,241
	American Petroleum Tankers Parent, LLC, Term Loan
127,556	4.750%, 10/2/2019	127,556
	Delta Air Lines, Inc., Term Loan
596,679	4.250%, 4/20/2017	599,340
	United Air Lines, Inc., Term Loan
268,650	4.000%, 4/1/2019	269,926

	Total	1,458,063

Utilities (0.1%)
	Calpine Corporation, Term Loan
84,351	4.000%, 4/1/2018	84,688
579,150	4.000%, 10/9/2019	581,913
	Intergen NV, Term Loan
209,475	5.500%, 6/15/2020	208,951
	NGPL PipeCo, LLC, Term Loan
515,916	6.750%, 9/15/2017	482,164

	Total	1,357,716

	Total Bank Loans (cost $35,965,118)	36,140,463

Shares	Mutual Funds (63.0%)	Value
Equity Mutual Funds (52.7%)
3,069,650	Thrivent Natural Resources Fund	31,525,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Mutual Funds (63.0%)	Value
Equity Mutual Funds (52.7%) - continued
2,992,538	Thrivent Partner Small Cap Growth Fund	$52,578,884
1,577,393	Thrivent Partner Small Cap Value Fund	34,229,418
1,344,712	Thrivent Small Cap Stock Fund[d]	28,212,048
1,895,607	Thrivent Mid Cap Growth Fund	46,821,497
3,128,294	Thrivent Partner Mid Cap Value Fund	51,085,043
4,033,886	Thrivent Mid Cap Stock Fund	89,108,543
19,881,077	Thrivent Partner Worldwide Allocation Fund	205,967,957
14,356,555	Thrivent Large Cap Growth Fund	109,827,646
7,594,853	Thrivent Large Cap Value Fund	142,251,596
3,157,979	Thrivent Large Cap Stock Fund	87,633,904

	Total	879,241,841

Fixed Income Mutual Funds (10.3%)
11,107,563	Thrivent High Yield Fund	56,648,574
7,961,202	Thrivent Income Fund	72,287,718
2,326,434	Thrivent Government Bond Fund	23,310,870
1,507,894	Thrivent Limited Maturity Bond Fund	18,893,910

	Total	171,141,072

	Total Mutual Funds (cost $841,119,047)	1,050,382,913

Shares	Common Stock (19.5%)	Value
Consumer Discretionary (3.1%)
13,000	888 Holdings Public Company, Ltd.	33,130
5,400	Amazon.com, Inc.[d]	1,965,762
2,400	AutoZone, Inc.[d]	1,043,256
14,800	Barnes & Noble, Inc.[d]	209,124
5,900	Best Buy Company, Inc.	252,520
3,800	BJ’s Restaurants, Inc.[d]	102,828
30,400	Cablevision Systems Corporation	472,720
8,710	CBS Corporation	515,109
5,000	Charter Communications, Inc.[d]	671,200
32,790	Cheesecake Factory, Inc.	1,549,327
4,200	Children’s Place Retail Stores, Inc.[d]	229,278
7,000	Cineworld Group plc	41,628
98,800	Comcast Corporation	4,700,904
900	Continental AG	164,581
9,600	Dana Holding Corporation	188,160
300	Darden Restaurants, Inc.	15,459
27,800	David Jones, Ltd.	71,447
25,502	Delphi Automotive plc	1,458,714
900	Discovery Communications, Inc.[d]	80,028
15,400	DISH Network Corporation	742,280
1,500	Dollar Tree, Inc.[d]	87,600
6,945	Finish Line, Inc.	173,903
4,258	Foot Locker, Inc.	147,753
86,900	Ford Motor Company	1,486,859
15,600	Francesca’s Holdings Corporation[d]	280,644
9,700	Gannett Company, Inc.	268,399
2,900	General Motors Company[d]	107,155
12,470	GNC Holdings, Inc.	733,485
2,200	Gtech SPA	66,812
22,600	Halfords Group plc	153,069
12,700	Harley-Davidson, Inc.	813,308
3,974	Hasbro, Inc.	205,257
2,600	Haseko Corporation[d]	19,272
21,200	Home Depot, Inc.	1,651,268
600	HomeAway, Inc.[d]	17,790
36,524	Ignite Restaurant Group, Inc.[d]	586,575
3,700	iRobot Corporation[d]	125,319
53,700	ITV plc	164,193
5,400	Kingfisher plc	32,667
400	L Brands, Inc.	25,044
32,413	Las Vegas Sands Corporation	2,276,041
11,912	LifeLock, Inc.[d]	191,664
28,500	Link REIT	143,373
42,470	Lowe’s Companies, Inc.	2,114,157
6,541	M/I Homes, Inc.[d]	133,894
14,300	Macy’s, Inc.	659,373
6,100	Marriott International, Inc.	274,988

5,500	Marriott Vacations Worldwide Corporation[d]	275,440
33,052	MDC Partners, Inc.	1,018,993
33,700	Mediaset SPA[d]	168,288
28,320	Meredith Corporation	1,452,816
7,700	Michael Kors Holdings, Ltd.[d]	592,515
6,000	Mitchells & Butlers plc[d]	38,543
3,400	Multimedia Games Holding Company, Inc.[d]	110,534
5,400	N Brown Group plc	45,380
30,660	News Corporation	1,042,440
26,830	Nexstar Broadcasting Group, Inc.	1,190,984
3,400	NH Hoteles SAd	17,745
21,000	NIKE, Inc.	1,590,960
10,500	Omnicom Group, Inc.	715,155
200	O’Reilly Automotive, Inc.[d]	24,762
3,400	Pandora AS	162,101
15,380	Papa John’s International, Inc.	1,163,805
9,600	Penn National Gaming, Inc.[d]	561,696
400	PetSmart, Inc.	29,104
21,179	Pier 1 Imports, Inc.	442,218
1,500	Priceline.com, Inc.[d]	1,580,745
7,800	Regal Entertainment Group	148,278
2,000	Renault SA	174,501
400	Ross Stores, Inc.	30,940
5,000	Safilo Group SPA[d]	102,220
8,600	Scripps Networks Interactive, Inc.	692,300
6,200	Seven West Media, Ltd.	14,772
5,400	Signet Jewelers, Ltd.	403,164
52,000	SJM Holdings, Ltd.	168,135
38,500	Smith & Wesson Holding Corporation[d]	415,030
19,800	Southern Cross Media Group, Ltd.	35,333
11,400	Starwood Hotels & Resorts Worldwide, Inc.	839,268
7,800	Sturm, Ruger & Company, Inc.	510,198
1,700	Takkt AG	33,757
2,700	Target Corporation	174,933
11,600	Tempur-Pedic International, Inc.[d]	444,860
5,100	The Restaurant Group plc	47,065
57,400	Thomas Cook Group plc[d]	132,111
8,720	Time Warner Cable, Inc.	1,047,708
4,500	TJX Companies, Inc.	273,555
17,700	Toll Brothers, Inc.[d]	581,976
15,800	TomTom NVd	121,997
4,700	Toyota Motor Corporation	304,739
1,000	Tractor Supply Company	71,350
42,510	Tuesday Morning Corporation[d]	601,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (19.5%)	Value
Consumer Discretionary (3.1%) - continued
40,150	Twenty-First Century Fox, Inc.	$1,368,312
200	Under Armour, Inc.[d]	16,230
3,700	Urban Outfitters, Inc.[d]	140,156
4,900	USS Company, Ltd.	71,758
4,800	Valassis Communications, Inc.	131,328
400	Valeo SA	39,572
100	VF Corporation	21,500
13,000	Viacom, Inc.	1,082,770
13,800	Wyndham Worldwide Corporation	916,320
200	Wynn Resorts, Ltd.	33,250

	Total	50,862,444

Consumer Staples (1.1%)
27,500	Altria Group, Inc.	1,023,825
2,505	Andersons, Inc.	185,821
7,200	Anheuser-Busch InBev NV ADR	746,856
19,653	Annie’s, Inc.[d]	928,604
400	Beam, Inc.	26,920
8,856	British American Tobacco plc ADR	978,499
2,900	Brown-Forman Corporation	211,642
5,700	Bunge, Ltd.	468,141
2,200	Campbell Soup Company	93,654
15,000	Colgate-Palmolive Company	970,950
1,600	Cranswick plc	27,509
38,030	CVS Caremark Corporation	2,367,748
904	Energizer Holdings, Inc.	88,691
12,000	Green Mountain Coffee Roasters, Inc.[d]	753,720
29,700	Greencore Group plc	85,766
500	Hain Celestial Group, Inc.[d]	41,615
1,600	Henkel AG & Company KGaA	172,753
1,300	Herbalife, Ltd.	84,266
1,300	ICA Gruppen ABd	39,289
15,152	Ingredion, Inc.	996,396
5,520	Kimberly-Clark Corporation	596,160
5,500	Koninklijke (Royal) Ahold NV	104,536
8,079	Kraft Foods Group, Inc.	439,336
23,200	Kroger Company	993,888
819	Leroy Seafood Group ASA	25,309
1,500	Mandom Corporation	51,496
24,347	Mondelez International, Inc.	819,033
600	Monster Beverage Corporation[d]	34,338
12,600	Nestle SA	909,518
6,179	Philip Morris International, Inc.[e]	550,672
11,800	Procter & Gamble Company	952,850
300	Royal Unibrew AS	38,502
8,000	Wal-Mart Stores, Inc.	614,000
64,360	WhiteWave Foods Company[d]	1,287,844
1,000	Whole Foods Market, Inc.	63,130
5,300	Woolworths, Ltd.	174,776

	Total	17,948,053

Energy (1.6%)
4,000	Alpha Natural Resources, Inc.[d]	28,000
14,900	Anadarko Petroleum Corporation	1,419,821
2,500	Atwood Oceanics, Inc.[d]	132,825
27,036	BW Offshore, Ltd.	37,001
1,971	Cabot Oil & Gas Corporation	69,616
2,700	Cameron International Corporation[d]	148,122
7,210	Chevron Corporation	864,912
950	Cimarex Energy Company	100,082
9,000	Cloud Peak Energy, Inc.[d]	140,490
1,650	Concho Resources, Inc.[d]	182,507
27,900	Consol Energy, Inc.	1,018,350
7,200	Denbury Resources, Inc.[d]	136,728
2,350	Energy XXI, Ltd.	68,291
1,800	Ensco plc	103,770
9,298	EOG Resources, Inc.	1,658,763
13,840	EQT Corporation	1,184,842
7,200	Exterran Holdings, Inc.[d]	205,560
28,100	Exxon Mobil Corporation	2,518,322
1,711	Fred Olsen Energy ASA	71,903

3,550	Helix Energy Solutions Group, Inc.[d]	83,993
1,750	Helmerich & Payne, Inc.	135,712
23,150	HollyFrontier Corporation	1,066,289
5,600	Hunting plc	80,006
27,100	JX Holdings, Inc.	134,001
78,674	Marathon Oil Corporation	2,774,045
1,300	Marathon Petroleum Corporation	93,158
20,300	Nabors Industries, Ltd.	354,844
1,500	National Oilwell Varco, Inc.	121,770
3,200	Newfield Exploration Company[d]	97,440
2,850	Noble Corporation	107,445
1,900	Noble Energy, Inc.	142,367
12,970	Oasis Petroleum, Inc.[d]	690,653
8,100	Oceaneering International, Inc.	695,628
1,400	Oil States International, Inc.[d]	152,082
13,300	Peabody Energy Corporation	259,084
800	Pioneer Natural Resources Company	163,824
1,450	Range Resources Corporation	109,780
51,060	Rex Energy Corporation[d]	1,097,790
20,450	Rosetta Resources, Inc.[d]	1,225,773
2,600	Rowan Companies plc[d]	93,808
23,760	Schlumberger, Ltd.	2,226,787
1,800	SM Energy Company	159,498
800	Southwestern Energy Company[d]	29,776
5,100	Superior Energy Services, Inc.[d]	136,833
11,900	Tesoro Corporation	581,791
14,000	TonenGeneral Sekiyu KK	130,052
24,800	Total SA ADR	1,517,264
111,200	Weatherford International, Ltd.[d]	1,828,128
1,600	Whiting Petroleum Corporation[d]	107,024

	Total	26,486,550

Financials (4.3%)
15,510	ACE, Ltd.	1,480,274
4,300	Aegon NV	34,215
9,835	Affiliated Managers Group, Inc.[d]	1,941,822
4,770	Allied World Assurance Company Holdings AG	516,543
11,070	Allstate Corporation	587,374
10,010	American Assets Trust, Inc.	333,233
22,000	American International Group, Inc.	1,136,300
500	Ameriprise Financial, Inc.	50,270
5,500	AmTrust Financial Services, Inc.	210,980
7,320	Aspen Insurance Holdings, Ltd.	285,553
24,200	Aviva plc	173,731
8,300	AXA SA	206,799
12,300	Axis Capital Holdings, Ltd.	583,266
121,180	Bank of America Corporation	1,691,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (19.5%)	Value
Financials (4.3%) - continued
7,300	Bankinter SA	$44,509
5,600	Banner Corporation	214,256
12,500	Barclays plc	52,594
13,800	BBCN Bancorp, Inc.	204,654
20,300	Berkshire Hathaway, Inc.[d]	2,336,124
3,100	BNP Paribas SA	228,698
6,800	Camden Property Trust	436,560
87,000	CapitaMall Trust	141,305
58,940	Citigroup, Inc.	2,875,093
3,759	CNA Financial Corporation	152,578
28,530	CNO Financial Group, Inc.	444,497
8,010	Columbia Banking System, Inc.	205,777
7,100	Comerica, Inc.	307,430
30,850	Credit Suisse Group ADR[d]	960,361
6,000	Credit Suisse Group AGd	186,648
1,100	Daibiru Corporation	14,018
41,810	DCT Industrial Trust, Inc.	324,028
11,000	Deutsche Bank AG	531,520
8,700	Discover Financial Services	451,356
6,625	DnB ASA	117,438
4,800	Evercore Partners, Inc.	242,256
6,080	Extra Space Storage, Inc.	279,619
46,400	Fifth Third Bancorp	882,992
38,400	First Horizon National Corporation	408,960
10,200	First Industrial Realty Trust, Inc.	184,314
15,200	First Republic Bank	776,264
11,100	Franklin Street Properties Corporation	146,520
11,400	Fulton Financial Corporation	139,194
6,000	FXCM, Inc.	98,340
7,500	GAM Holding AGd	140,144
10,400	Grainger plc	32,478
3,000	Greenhill & Company, Inc.	153,900
35,880	Hanmi Financial Corporation	627,182
21,962	HCC Insurance Holdings, Inc.	1,002,565
7,771	Henderson Group plc	26,674
19,000	Henderson Land Development Company, Ltd.	112,428
6,000	Home Loan Servicing Solutions, Ltd.	141,660
34,835	Host Hotels & Resorts, Inc.	646,189
101,100	Huntington Bancshares, Inc.	889,680
18,800	Intermediate Capital Group plc	144,265
3,600	International Personal Finance plc	33,270
28,090	Invesco, Ltd.	948,038
18,000	iShares Barclays 1-3 Year Credit Bond Fund	1,897,920
19,350	iShares Russell 2000 Index Fund	2,113,601
1,400	iShares Russell 3000 Index Fund	147,588
43,585	J.P. Morgan Chase & Company	2,246,371
3,800	Japan Securities Finance Company, Ltd.	27,871
3,100	KBC Groep NV	168,893
6,000	Kerry Properties, Ltd.	26,019
17,336	Lazard, Ltd.	670,036
159,400	Lloyds TSB Group plc[d]	197,147
5,500	M&T Bank Corporation	618,915
7,700	Macerich Company	455,917
4,100	MasterCard, Inc.	2,940,110
35,040	MetLife, Inc.	1,657,742
33,900	Mitsubishi UFJ Financial Group, Inc.	215,884
11,000	Mitsui & Company, Ltd.	157,145
3,000	Mitsui Fudosan Company, Ltd.	99,378
76,200	Mizuho Financial Group, Inc.	159,949
6,300	Montpelier Re Holdings, Inc.	173,943
38,240	Morgan Stanley	1,098,635
5,300	MS and AD Insurance Group Holdings, Inc.	137,044
3,300	MSCI, Inc.[d]	134,541
23,300	NASDAQ OMX Group, Inc.	825,519
4,300	Nordea Bank AB	55,004
28,700	North Pacific Bank, Ltd.	125,313
12,600	Northern Trust Corporation	710,892
8,000	NTT Urban Development Corporation	102,123
19,000	Oversea-Chinese Banking Corporation, Ltd.	158,944
16,480	Parkway Properties, Inc.	298,453
11,590	Pebblebrook Hotel Trust	350,018
27,100	Piedmont Office Realty Trust, Inc.	500,808
12,247	Popular, Inc.[d]	309,237
3,400	Portfolio Recovery Associates, Inc.[d]	202,130
5,500	Progressive Corporation	142,835
13,800	Protective Life Corporation	635,904
12,100	Prudential Financial, Inc.	984,819
7,800	Prudential plc	159,517
10,100	Raymond James Financial, Inc.	461,065
3,500	SBI Holdings, Inc.	42,357
6,000	Shinsei Bank, Ltd.	14,048
35,100	SLM Corporation	890,487
4,200	Spar Nord Bank ASd	37,521
29,400	SPDR EURO STOXX 50 ETF	1,199,226
53,700	SPDR S&P 500 ETF Trust	9,436,701
4,580	SPDR S&P Biotech ETF	544,974
12,600	State Street Corporation	882,882
5,890	Stewart Information Services Corporation	184,475
4,100	Sumitomo Mitsui Financial Group, Inc.	198,177
25,540	SVB Financial Group[d]	2,446,221
400	T. Rowe Price Group, Inc.	30,964
3,542	Taubman Centers, Inc.	233,028
16,400	TCF Financial Corporation	248,952
27,110	Terreno Realty Corporation	482,016
13,150	Texas Capital Bancshares, Inc.[d]	684,458
5,500	The Dai-Ichi Mutual Life Insurance Company, Ltd.	78,517
16,900	The Paragon Group Of Companies plc	91,682
4,500	Tokio Marine Holdings, Inc.	147,530
3,000	Tokyo Tatemono Company, Ltd.	28,164
7,550	Visa, Inc.	1,484,859
21,073	W.R. Berkley Corporation	925,316
23,270	Wells Fargo & Company	993,396
55,938	Zions Bancorporation	1,586,961

	Total	71,778,551

Health Care (2.2%)
4,000	Abbott Laboratories	146,200
11,800	Acorda Therapeutics, Inc.[d]	361,198
200	Actavis, Inc.[d]	30,916
800	Actelion, Ltd.[d]	61,896
38,480	Akorn, Inc.[d]	786,531
25,580	Align Technology, Inc.[d]	1,459,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (19.5%)	Value
Health Care (2.2%) - continued
47,600	Allscripts Healthcare Solutions, Inc.[d]	$658,308
3,700	AmerisourceBergen Corporation	241,721
19,630	Baxter International, Inc.	1,293,028
2,100	Biogen Idec, Inc.[d]	512,799
700	BioMarin Pharmaceutical, Inc.[d]	43,974
62,300	BioScrip, Inc.[d]	436,723
5,051	C.R. Bard, Inc.	688,047
2,100	Catamaran Corporation[d]	98,616
6,200	Centene Corporation[d]	348,192
600	Cerner Corporation[d]	33,618
2,600	Charles River Laboratories International, Inc.[d]	127,946
300	CIGNA Corporation	23,094
2,000	Community Health Systems, Inc.	87,260
57,670	Covidien plc	3,697,224
3,653	Dechra Pharmaceuticals plc	40,466
8,400	DENTSPLY International, Inc.	395,640
5,400	Emeritus Corporation[d]	103,464
600	Envision Healthcare Holdings, Inc.[d]	17,430
35,435	ExamWorks Group, Inc.[d]	915,995
37,700	Express Scripts Holding Company[d]	2,357,004
44,300	Gilead Sciences, Inc.[d]	3,144,857
2,300	GlaxoSmithKline plc	60,634
6,100	GN Store Nord AS	139,158
400	Hogy Medical Company, Ltd.	23,274
700	Hologic, Inc.[d]	15,673
15,100	Illumina, Inc.[d]	1,412,001
9,400	McKesson Corporation	1,469,596
1,600	Medidata Solutions, Inc.[d]	176,496
43,240	Merck & Company, Inc.	1,949,692
900	Merck KGaA	149,716
200	Mettler-Toledo International, Inc.[d]	49,492
21,920	Neurocrine Biosciences, Inc.[d]	206,925
3,400	Nobel Biocare Holding AGd	56,091
5,100	Novartis AG	395,875
31,568	NuVasive, Inc.[d]	1,003,231
5,900	PAREXEL International Corporation[d]	269,689
42,080	PDL BioPharma, Inc.	340,427
9,400	PerkinElmer, Inc.	357,576
400	Perrigo Company	55,156
3,000	Pfizer, Inc.	92,040
24,000	ResMed, Inc.	1,241,760
1,400	Roche Holding AG	387,150
2,500	Sanofi	266,559
22,910	Sanofi ADR	1,225,227
9,700	Seattle Genetics, Inc.[d]	374,711
14,200	Shire Pharmaceuticals Group plc ADR	1,890,020
2,800	Stada Arzneimittel AG	160,950
2,600	Terumo Corporation	125,920
20,500	Thoratec Corporation[d]	885,395
7,600	United Therapeutics Corporation[d]	672,752
24,941	UnitedHealth Group, Inc.	1,702,473
550	Veeva Systems, Inc.[d]	21,400
9,700	Waters Corporation[d]	978,924
13,151	Zimmer Holdings, Inc.	1,150,318

	Total	37,418,043

Industrials (2.5%)
7,300	3M Company	918,705
14,730	Actuant Corporation	553,259
8,820	Acuity Brands, Inc.	886,498
10,000	ADT Corporation	433,700
9,400	AGCO Corporation	548,772
8,900	AMETEK, Inc.	425,687
14,710	Apogee Enterprises, Inc.	460,129
1,800	Arcadis NV	56,517
2,300	Armstrong World Industries, Inc.[d]	122,889
13,200	Ashtead Group plc	138,709
9,600	Avis Budget Group, Inc.[d]	300,768
600	B/E Aerospace, Inc.[d]	48,696
5,000	Babcock & Wilcox Company	161,050
2,700	Berendsen plc	42,047
15,100	Boeing Company	1,970,550
9,746	Briggs & Stratton Corporation	178,742
14,800	Carillion plc	72,106
1,000	Central Japan Railway Company	129,672
12,700	Chemring Group plc	44,290
12,990	CLARCOR, Inc.	759,655
3,200	Colfax Corporation[d]	179,072
200	Compagnie de Saint-Gobain	10,498
700	Cramo Oyj	13,996
56,165	CSX Corporation	1,463,660
7,700	Deluxe Corporation	362,593
29,660	DigitalGlobe, Inc.[d]	943,781
8,600	Dover Corporation	789,394
35,063	EMCOR Group, Inc.	1,299,435
3,200	EnerSys, Inc.	212,320
1,700	Esterline Technologies Corporation[d]	136,272
1,600	European Aeronautic Defence and Space Company	109,640
15,500	Exelis, Inc.	255,595
900	Expeditors International of Washington, Inc.	40,761
400	Fastenal Company	19,920
8,200	Ferrovial SA	156,307
10,000	Flowserve Corporation	694,700
5,000	Fluor Corporation	371,100
800	Fortune Brands Home and Security, Inc.	34,464
23,000	Foster Wheeler AGd	620,770
24,410	GATX Corporation	1,258,335
11,400	General Electric Company	297,996
400	Graco, Inc.	30,904
35,420	HNI Corporation	1,376,067
28,266	Honeywell International, Inc.	2,451,510
2,900	Huntington Ingalls Industries, Inc.	207,495
1,000	I.M.A. Industria Macchine Automatiche SPA	34,270
3,500	IHS, Inc.[d]	381,675
25,100	Ingersoll-Rand plc	1,695,003
5,000	ITE Group plc	25,839
38,740	Jacobs Engineering Group, Inc.[d]	2,356,167
600	JB Hunt Transport Services, Inc.	45,018
5,000	JM AB	142,436
12,000	Kamigumi Company, Ltd.	104,380
400	Kansas City Southern	48,608
60,000	Kawasaki Kisen Kaisha, Ltd.	137,546
14,800	KBR, Inc.	511,192
5,000	Keller Group plc	84,259
5,300	Koninklijke Philips NV	187,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (19.5%)	Value
Industrials (2.5%) - continued
4,559	Korn/Ferry International[d]	$108,504
3,000	KUKA AG	136,536
19,190	Landstar System, Inc.	1,061,015
1,400	Lindsay Manufacturing Company	106,414
2,900	Lockheed Martin Corporation	386,686
25,407	Manitowoc Company, Inc.	494,420
32,870	Manpower, Inc.	2,567,147
4,300	Matson, Inc.	116,487
12,400	Mermaid Marine Australia, Ltd.	43,930
1,200	Mitsubishi Corporation	24,277
8,800	MRC Global, Inc.[d]	245,960
600	Nielsen Holdings NV	23,664
3,800	Northgate plc	27,563
4,600	Old Dominion Freight Line, Inc.[d]	215,740
34,824	Oshkosh Corporation[d]	1,657,274
1,000	Osterreichische Post Aktiengesellschaft	46,893
6,764	Parker Hannifin Corporation	789,494
9,510	Pentair, Ltd.	638,026
9,700	Quanta Services, Inc.[d]	293,037
14,800	Qube Holdings, Ltd.	30,324
2,700	Randstad Holding NV	166,290
16,300	Republic Airways Holdings, Inc.[d]	192,014
1,000	Robert Half International, Inc.	38,530
1,000	Rockwell Automation, Inc.	110,410
400	Roper Industries, Inc.	50,724
6,800	SAS ABd	20,347
26,000	Singapore Airport Terminal Services, Ltd.	71,133
700	SMC Corporation	162,973
46,200	Southwest Airlines Company	795,564
12,300	Spirit Airlines, Inc.[d]	530,745
500	Stericycle, Inc.[d]	58,100
10,280	Tennant Company	623,893
20,000	Tokyu Corporation	136,201
10,400	Union Pacific Corporation	1,574,560
12,000	United Rentals, Inc.[d]	775,080
3,716	United Stationers, Inc.	165,139
2,200	United Technologies Corporation	233,750
12,600	Wabash National Corporation[d]	146,916

	Total	42,208,486

Information Technology (3.2%)
20,800	Accenture plc	1,528,800
25,600	Activision Blizzard, Inc.	425,984
1,100	Agilent Technologies, Inc.	55,836
8,300	Alliance Data Systems Corporation[d]	1,967,598
9,100	Ambarella, Inc.[d]	187,005
9,700	Amdocs, Ltd.	372,965
400	Amphenol Corporation	32,116
700	ANSYS, Inc.[d]	61,215
7,302	Apple, Inc.	3,814,200
57,478	Applied Materials, Inc.	1,025,982
11,200	Arris Group, Inc.[d]	200,032
2,400	Aspen Technology, Inc.[d]	91,752
172,540	Atmel Corporation[d]	1,256,091
16,200	Autodesk, Inc.[d]	646,542
9,500	Avnet, Inc.	377,150
53,900	Brocade Communications Systems, Inc.[d]	432,278
1,100	Ciena Corporation[d]	25,597
114,460	Cisco Systems, Inc.	2,575,350
10,483	Citrix Systems, Inc.[d]	595,225
1,500	CommVault Systems, Inc.[d]	117,120
44,581	CoreLogic, Inc.[d]	1,483,210
7,203	DST Systems, Inc.	610,598
23,934	E2open, Inc.[d]	538,515
10,249	eBay, Inc.[d]	540,225
500	Ei Towers SPA	20,903
4,200	Ellie Mae, Inc.[d]	121,380
36,400	EMC Corporation	876,148
550	Euronet Worldwide, Inc.[d]	23,870
400	EVS Broadcast Equipment SA	26,169
600	F5 Networks, Inc.[d]	48,906
45,300	Facebook, Inc.[d]	2,276,778
13,600	Fairchild Semiconductor International, Inc.[d]	172,312
2,100	FEI Company	187,068
4,600	Fleetmatics Group plc[d]	146,050
3,900	FLIR Systems, Inc.	111,072
6,100	Gartner, Inc.[d]	359,595
3,777	Google, Inc.[d]	3,892,501
14,820	Guidewire Software, Inc.[d]	751,670
100	Inficon Holding AGd	31,165
29,760	Informatica Corporation[d]	1,148,736
600	Ingenico	45,071
12,300	InterDigital, Inc.	476,625
3,800	International Business Machines Corporation	680,998
8,900	InvenSense, Inc.[d]	150,321
7,000	Ixia[d]	99,260
8,500	j2 Global, Inc.	467,330
25,221	Juniper Networks, Inc.[d]	470,119
10,000	Laird plc	40,004
900	Lam Research Corporation[d]	48,807
1,850	Leidos Holdings, Inc.	87,117
3,737	Lexmark International, Inc.	132,850
100	LinkedIn Corporation[d]	22,367
38,400	Marvell Technology Group, Ltd.	460,800
100	Mercadolibre, Inc.	13,464
3,876	Micro Focus International plc	50,802
1,000	Microchip Technology, Inc.	42,960
24,170	Microsoft Corporation	854,410
29,500	Monster Worldwide, Inc.[d]	127,440
4,200	Morgan Advanced Materials plc	20,488
49,980	NetApp, Inc.	1,939,724
6,000	NeuStar, Inc.[d]	275,520
300	Nice Systems, Ltd. ADR	11,754
600	Nuance Communications, Inc.[d]	9,336
75,507	NVIDIA Corporation	1,146,196
1,100	NXP Semiconductors NVd	46,332
9,100	OmniVision Technologies, Inc.[d]	127,491
17,930	Plantronics, Inc.	769,914
24,300	QUALCOMM, Inc.	1,688,121
14,300	Red Hat, Inc.[d]	618,761
3,478	Salesforce.com, Inc.[d]	185,586
5,000	Sanmina Corporation[d]	72,800
300	ServiceNow, Inc.[d]	16,383
19,100	SunPower Corporation[d]	576,629
73,950	Symantec Corporation	1,681,623
800	Synopsys, Inc.[d]	29,160
11,500	Teradata Corporation[d]	506,805
80,729	Teradyne, Inc.[d]	1,411,950
53,530	Texas Instruments, Inc.	2,252,542
11,600	Trimble Navigation, Ltd.[d]	331,412
56,625	TriQuint Semiconductor, Inc.[d]	449,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (19.5%)	Value
Information Technology (3.2%) - continued
15,810	Ubiquiti Networks, Inc.	$609,950
700	Unit4 NV	32,999
800	VeriFone Systems, Inc.[d]	18,128
24,780	Virtusa Corporation[d]	770,162
56,630	Vishay Intertechnology, Inc.[d]	694,850
20,650	VMware, Inc.[d]	1,678,432
1,600	Wincor Nixdorf AG	105,790
54	Workday, Inc.[d]	4,043
1,800	Xaar plc	24,287
66,700	Xerox Corporation	662,998
34,161	Xilinx, Inc.	1,551,593

	Total	53,747,249

Materials (0.8%)
2,300	AEP Industries, Inc.[d]	136,666
400	Airgas, Inc.	43,628
300	Albemarle Corporation	19,857
4,600	BHP Billiton, Ltd.	162,626
16,940	Celanese Corporation	948,809
2,400	CF Industries Holdings, Inc.	517,440
14,160	Dow Chemical Company	558,895
7,300	DS Smith plc	35,383
11,400	Eagle Materials, Inc.	855,114
4,600	Eastman Chemical Company	362,434
400	FMC Corporation	29,104
28,390	H.B. Fuller Company	1,359,029
2,321	Innophos Holdings, Inc.	116,329
1,300	JFE Holdings, Inc.	29,555
30,900	Louisiana-Pacific Corporation[d]	525,609
26,080	Materials Select Sector SPDR Fund	1,141,522
4,900	Nippon Paper Industries Company, Ltd.	78,077
10,500	Nucor Corporation	543,585
18,000	Owens-Illinois, Inc.[d]	572,220
6,700	Packaging Corporation of America	417,276
4,000	PPG Industries, Inc.	730,320
4,700	Schweitzer-Mauduit International, Inc.	290,836
4,900	Sigma-Aldrich Corporation	423,507
12,050	Silgan Holdings, Inc.	543,093
500	Silver Wheaton Corporation	11,335
6,300	Smurfit Kappa Group plc	152,502
6,145	Southern Copper Corporation	171,753
42,188	Steel Dynamics, Inc.	758,118
17,000	Stillwater Mining Company[d]	185,470
12,900	Teck Resources, Ltd.	344,946
3,500	U.S. Silica Holdings, Inc.	121,870
5,900	Valspar Corporation	412,823
3,600	Worthington Industries, Inc.	145,944

	Total	12,745,675

Telecommunications Services (0.2%)
34,500	AT&T, Inc.	1,248,900
33,052	BT Group plc	199,987
10,018	Cogent Communications Group, Inc.	351,932
5,700	Freenet AGd	148,057
16,200	iiNet, Ltd.	99,657
2,100	Orange SA	28,867
200	SBA Communications Corporation[d]	17,494
51,000	Singapore Telecommunications, Ltd.	154,876
33,900	TalkTalk Telecom Group plc	145,118
6,739	Telenor ASA	161,922
29,700	Telstra Corporation, Ltd.	145,331
700	TW Telecom, Inc.[d]	22,064
17,353	Verizon Communications, Inc.	876,500

	Total	3,600,705

Utilities (0.5%)
4,400	Calpine Corporation[d]	88,748
22,300	CMS Energy Corporation	612,358
40,200	Electricidade de Portugal SA	147,978
7,000	Gas Natural SDG SA	165,104
4,200	Kansai Electric Power Company, Inc.[d]	53,159
32,980	NiSource, Inc.	1,039,529
17,280	NorthWestern Corporation	792,115
30,720	PG&E Corporation	1,285,632
33,030	PNM Resources, Inc.	790,078
16,500	Power Assets Holdings, Ltd.	137,465
15,800	Public Service Enterprise Group, Inc.	529,300
12,500	Southern Company	511,375
17,022	Southwest Gas Corporation	923,614
113,200	SP AusNet	133,726
20,300	Wisconsin Energy Corporation	854,833

	Total	8,065,014

	Total Common Stock (cost $261,264,612)	324,860,770

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Asset-Backed Securities (0.7%)
	Access Group, Inc.
276,308	0.670%, 2/25/2036[f,g]	274,923
	Ally Auto Receivables Trust 2013- SN1
360,000	0.720%, 5/20/2016	359,361
	Avis Budget Rental Car Funding AESOP, LLC
177,540	2.370%, 11/20/2014[f]	179,939
	Countrywide Asset-Backed Certificates
330,336	5.530%, 4/25/2047	304,549
	DT Auto Owner Trust
109,256	0.750%, 5/16/2016[f]	109,283
	Edlinc Student Loan Funding Trust
204,408	3.170%, 10/1/2025[g,h]	202,363
	Enterprise Fleet Financing, LLC
150,000	1.060%, 3/20/2019[f]	150,298
	Federal National Mortgage Association
286,700	0.595%, 8/25/2015	286,038
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
360,000	0.679%, 1/15/2019	359,848
	FNA Trust
231,134	1.980%, 1/10/2018[h]	229,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Asset-Backed Securities (0.7%) - continued
	GE Dealer Floorplan Master Note Trust
$360,000	0.573%, 4/20/2018[g]	$359,236
	GE Equipment Transportation, LLC
300,000	0.690%, 11/25/2016	299,742
	Golden Credit Card Trust
240,000	0.424%, 2/15/2018[f,g]	239,389
250,000	0.636%, 9/15/2018[f,g]	250,000
	HLSS Servicer Advance Receivables Backed Notes
275,000	1.287%, 9/15/2044[f]	275,138
	Hyundai Auto Receivables Trust
360,000	0.710%, 9/15/2017	360,551
	Hyundai Floorplan Master Owner Trust
405,000	0.524%, 5/15/2018[f,g]	405,526
	Master Credit Card Trust
244,200	0.780%, 4/21/2017[f]	243,977
	Morgan Stanley Capital, Inc.
585,626	0.320%, 2/25/2037[g]	314,950
	Motor plc
448,000	0.670%, 2/15/2021[f]	447,979
	Nationstar Mortgage Advance Receivable Trust
360,000	1.080%, 6/20/2044[f]	359,759
	Nissan Master Owner Trust Receivables
400,000	0.474%, 2/15/2018[g]	399,537
	Renaissance Home Equity Loan Trust
3,099,120	5.746%, 5/25/2036	2,326,116
1,780,000	6.011%, 5/25/2036	1,297,116
	Santander Drive Auto Receivables Trust
300,000	0.700%, 9/15/2017	299,786
	SLM Student Loan Trust
172,264	0.774%, 8/15/2022[f,g]	171,733
200,000	1.224%, 5/17/2027[f,g]	197,771
	Volvo Financial Equipment, LLC
300,000	0.740%, 3/15/2017[f]	299,799
	World Financial Network Credit Card Master Trust
300,000	0.910%, 3/16/2020	298,435
	World Omni Automobile Lease Securitization Trust
275,000	1.400%, 2/15/2019	277,136
	World Omni Master Owner Trust
240,000	0.524%, 2/15/2018[f,g]	239,723

	Total	11,819,257

Basic Materials (0.1%)
	Barrick Gold Corporation
30,000	2.900%, 5/30/2016	30,752
	FMG Resources Pty. Ltd.
548,154	6.875%, 2/1/2018[f,i]	581,043
	Freeport-McMoRan Copper & Gold, Inc.
156,000	2.375%, 3/15/2018	155,574
	Glencore Funding, LLC
48,000	1.700%, 5/27/2016[f]	47,801
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
275,000	8.875%, 2/1/2018	283,250
	Ineos Finance plc
275,000	7.500%, 5/1/2020[f]	300,438
	Inmet Mining Corporation
275,000	7.500%, 6/1/2021[f]	291,500
	International Paper Company
53,000	5.300%, 4/1/2015	56,175
	LyondellBasell Industries NV
80,000	6.000%, 11/15/2021	93,080
	Rio Tinto Finance USA plc
60,000	1.375%, 6/17/2016	60,368
	Xstrata Finance Canada, Ltd.
234,000	2.050%, 10/23/2015[f]	235,853

	Total	2,135,834

Capital Goods (0.1%)
	BAE Systems plc
46,000	3.500%, 10/11/2016[f]	48,135
	CNH Capital, LLC
275,000	3.625%, 4/15/2018	278,781
	Eaton Corporation
27,000	1.500%, 11/2/2017[f]	26,730
40,000	4.000%, 11/2/2032[f]	37,048
	John Deere Capital Corporation
180,000	0.314%, 1/12/2015[g]	180,007
	Northrop Grumman Corporation
75,000	1.750%, 6/1/2018	73,890
	Reynolds Group Issuer, Inc.
273,154	5.750%, 10/15/2020	282,032
	Roper Industries, Inc.
70,000	2.050%, 10/1/2018	69,125
	RSC Equipment Rental, Inc.
275,000	8.250%, 2/1/2021	311,437
	Textron, Inc.
60,000	5.600%, 12/1/2017	66,688

	Total	1,373,873

Collateralized Mortgage Obligations (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
313,430	5.500%, 11/25/2035	283,269
	CitiMortgage Alternative Loan Trust
1,020,377	5.750%, 4/25/2037	869,317
	Countrywide Alternative Loan Trust
321,843	5.064%, 10/25/2035	259,564
173,340	6.500%, 8/25/2036	118,814
197,768	6.000%, 1/25/2037	157,847
886,079	5.500%, 5/25/2037	737,291
682,374	7.000%, 10/25/2037	456,233
	Countrywide Home Loans, Inc.
391,572	5.750%, 4/25/2037	347,378
	Deutsche Alt-A Securities Mortgage Loan Trust
145,711	5.500%, 10/25/2021	139,581
	Deutsche Alt-A Securities, Inc.
315,573	6.000%, 10/25/2021	295,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Collateralized Mortgage Obligations (0.4%) - continued
	Federal Home Loan Mortgage Corporation
$573,120	3.000%, 2/15/2033[j]	$90,298
	Federal National Mortgage Association
1,277,033	3.500%, 1/25/2033[j]	217,502
	J.P. Morgan Mortgage Trust
91,417	2.679%, 10/25/2036	73,647
856,199	0.550%, 1/25/2037[g]	560,811
902,914	6.250%, 8/25/2037	633,247
	MASTR Alternative Loans Trust
228,685	6.500%, 7/25/2034	228,852
462,929	0.620%, 12/25/2035[g]	253,125
	Merrill Lynch Alternative Note Asset Trust
228,030	6.000%, 3/25/2037	192,820
	Residential Asset Securitization Trust
642,515	0.550%, 8/25/2037[g]	200,156
	Sequoia Mortgage Trust
689,380	2.631%, 9/20/2046	488,530
	WaMu Mortgage Pass Through Certificates
151,052	2.375%, 9/25/2036	131,983
307,604	2.425%, 10/25/2036	264,043

	Total	6,999,689

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.623%, 4/10/2049	1,568,365
2,550,000	5.559%, 6/10/2049	2,841,417
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,647,390
	CGBAM Commercial Mortgage Trust
210,000	1.283%, 5/15/2030[f,g]	209,209
	Commercial Mortgage Pass-Through Certificates
360,000	1.224%, 6/8/2030[f,g]	358,192
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,444,278
	Credit Suisse Mortgage Capital Certificates
1,625,000	5.509%, 9/15/2039	1,757,005
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
388,966	0.727%, 12/25/2016	386,925
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	993,507
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
240,000	0.874%, 4/15/2028[f,g]	239,202
750,000	5.706%, 2/12/2049	807,722
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	486,471
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	1,142,313

	Total	13,881,996

Communications Services (0.3%)
	AMC Networks, Inc.
275,000	4.750%, 12/15/2022	266,063
	America Movil SAB de CV
72,000	1.256%, 9/12/2016[g]	72,628
72,000	5.000%, 10/16/2019	79,414
	American Tower Corporation
48,000	5.050%, 9/1/2020	50,707
	AT&T, Inc.
48,000	2.400%, 8/15/2016	49,654
82,000	5.800%, 2/15/2019	95,206
	British Telecommunications plc
60,000	1.625%, 6/28/2016	60,794
	CBS Corporation
54,000	8.875%, 5/15/2019	69,347
	CC Holdings GS V, LLC
52,000	2.381%, 12/15/2017	51,476
	CCO Holdings, LLC
275,000	7.375%, 6/1/2020	300,437
	CenturyLink, Inc.
275,000	5.625%, 4/1/2020	279,469
	Comcast Corporation
35,000	4.650%, 7/15/2042	34,098
	Cox Communications, Inc.
70,000	9.375%, 1/15/2019[f]	89,598
	Crown Castle Towers, LLC
45,000	4.174%, 8/15/2017[f]	48,233
	DIRECTV Holdings, LLC
48,000	2.400%, 3/15/2017	48,823
54,000	1.750%, 1/15/2018	52,774
50,000	5.875%, 10/1/2019	56,595
	Hughes Satellite Systems Corporation
275,000	6.500%, 6/15/2019	294,937
	Intelsat Jackson Holdings SA
275,000	7.250%, 4/1/2019	296,312
	Level 3 Financing, Inc.
275,000	8.625%, 7/15/2020	311,438
	NBC Universal Enterprise, Inc.
180,000	0.929%, 4/15/2018[f,g]	181,071
	NBC Universal Media, LLC
82,000	2.875%, 4/1/2016	86,013
	Nippon Telegraph & Telephone Corporation
51,000	1.400%, 7/18/2017	50,888
	SBA Tower Trust
50,000	5.101%, 4/17/2017[f]	54,074
	Sprint Nextel Corporation
273,154	9.000%, 11/15/2018[f]	331,199
	Telefonica Emisiones SAU
56,000	3.729%, 4/27/2015	57,903
	Univision Communications, Inc.
275,000	6.875%, 5/15/2019[f]	296,312
	UPCB Finance V, Ltd.
275,000	7.250%, 11/15/2021[f]	301,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Communications Services (0.3%) - continued
	Verizon Communications, Inc.
$96,000	2.500%, 9/15/2016	$99,620
41,000	1.100%, 11/1/2017	39,883
46,000	5.500%, 2/15/2018	52,384
48,000	2.002%, 9/14/2018[g]	50,678
24,000	3.650%, 9/14/2018	25,525
72,000	6.400%, 9/15/2033	81,495
24,000	6.550%, 9/15/2043	27,845
	Vodafone Group plc
33,000	0.648%, 2/19/2016[g]	32,997
	Wind Acquisition Finance SA
275,000	11.750%, 7/15/2017[f]	292,187

	Total	4,669,889

Consumer Cyclical (0.2%)
	Amazon.com, Inc.
27,000	1.200%, 11/29/2017	26,492
	Chrysler Group, LLC
275,000	8.000%, 6/15/2019	304,562
	Cinemark USA, Inc.
275,000	4.875%, 6/1/2023	261,937
	Daimler Finance North America, LLC
150,000	1.125%, 8/1/2018[f,g]	150,832
	Federated Retail Holdings, Inc.
34,000	5.900%, 12/1/2016	38,348
	Ford Motor Company
31,000	7.450%, 7/16/2031	38,687
	Ford Motor Credit Company, LLC
83,000	12.000%, 5/15/2015	96,575
180,000	1.516%, 5/9/2016[g]	182,455
50,000	1.700%, 5/9/2016	50,448
60,000	2.375%, 1/16/2018	60,343
50,000	5.000%, 5/15/2018	55,408
	Gap, Inc.
52,000	5.950%, 4/12/2021	57,712
	General Motors Company
72,000	3.500%, 10/2/2018[f]	73,440
48,000	4.875%, 10/2/2023[f]	48,600
	General Motors Financial Company, Inc.
42,000	2.750%, 5/15/2016[f]	42,315
275,000	3.250%, 5/15/2018[f]	273,969
	Home Depot, Inc.
48,000	4.875%, 2/15/2044	49,602
	Hyundai Capital America
54,000	1.625%, 10/2/2015[f]	54,353
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[f]	272,937
	L Brands, Inc.
275,000	5.625%, 2/15/2022	283,250
	Lennar Corporation
275,000	4.125%, 12/1/2018	275,688
	Macy’s Retail Holdings, Inc.
27,000	3.875%, 1/15/2022	26,964
20,000	4.375%, 9/1/2023	20,331
	Toll Brothers Finance Corporation
42,000	8.910%, 10/15/2017	50,820
21,000	4.375%, 4/15/2023	19,792
	Toyota Motor Credit Corporation
240,000	0.553%, 5/17/2016[g]	240,546
35,000	1.750%, 5/22/2017	35,543
	TRW Automotive, Inc.
28,000	7.250%, 3/15/2017[f]	32,130
	Viacom, Inc.
36,000	2.500%, 9/1/2018	36,374
	Walgreen Company
80,000	5.250%, 1/15/2019	90,648
	Western Union Company
54,000	2.375%, 12/10/2015	55,257
	Wynn Las Vegas, LLC
275,000	5.375%, 3/15/2022[i]	282,923

	Total	3,589,281

Consumer Non-Cyclical (0.3%)
	AbbVie, Inc.
27,000	1.750%, 11/6/2017	27,082
	Altria Group, Inc.
56,000	9.700%, 11/10/2018	75,200
72,000	4.000%, 1/31/2024	72,270
	Anheuser-Busch InBev Worldwide, Inc.
91,000	7.750%, 1/15/2019	115,244
	Avon Products, Inc.
21,000	2.375%, 3/15/2016	21,436
	Biomet, Inc.
275,000	6.500%, 8/1/2020	292,188
	Boston Scientific Corporation
57,000	6.000%, 1/15/2020	66,446
	Bunge Limited Finance Corporation
28,000	3.200%, 6/15/2017	29,154
33,000	8.500%, 6/15/2019	41,222
	Celgene Corporation
66,000	1.900%, 8/15/2017	66,575
24,000	2.300%, 8/15/2018	24,172
	CHS/Community Health Systems, Inc.
275,000	7.125%, 7/15/2020	289,438
	ConAgra Foods, Inc.
75,000	1.900%, 1/25/2018	74,483
	Coventry Health Care, Inc.
90,000	5.950%, 3/15/2017	102,313
	CVS Caremark Corporation
34,000	6.125%, 9/15/2039	39,263
	Edwards Lifesciences Corporation
48,000	2.875%, 10/15/2018	48,184
	Endo Pharmaceuticals Holdings, Inc.
275,000	7.000%, 7/15/2019	293,562
	Express Scripts Holding Company
56,000	3.125%, 5/15/2016	58,767
	Fresenius Medical Care US Finance II, Inc.
275,000	5.875%, 1/31/2022[f]	291,500
	Gilead Sciences, Inc.
45,000	2.400%, 12/1/2014	45,841
49,000	3.050%, 12/1/2016	51,808
	Hawk Acquisition Sub, Inc.
273,154	4.250%, 10/15/2020[f]	264,277
	Heineken NV
27,000	1.400%, 10/1/2017[f]	26,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Consumer Non-Cyclical (0.3%) - continued
	IMS Health, Inc.
$360,000	6.000%, 11/1/2020[f]	$374,400
	Kraft Foods, Inc.
60,000	6.500%, 8/11/2017	70,006
	Lorillard Tobacco Company
56,000	2.300%, 8/21/2017[i]	56,567
60,000	8.125%, 6/23/2019	74,035
	Mallinckrodt International Finance SA
45,000	3.500%, 4/15/2018[f]	44,924
	Mattel, Inc.
44,000	1.700%, 3/15/2018	43,413
	Medco Health Solutions, Inc.
66,000	7.125%, 3/15/2018	79,472
	Merck & Company, Inc.
240,000	0.623%, 5/18/2018[g]	240,755
	Mylan, Inc.
75,000	1.800%, 6/24/2016[f]	75,547
54,000	7.875%, 7/15/2020[f]	61,823
	PepsiCo, Inc.
180,000	0.472%, 2/26/2016[g]	180,085
	Pernod Ricard SA
50,000	2.950%, 1/15/2017[f]	52,170
37,000	5.750%, 4/7/2021[f]	41,466
	Roche Holdings, Inc.
21,000	7.000%, 3/1/2039[f]	28,312
	SABMiller Holdings, Inc.
69,000	2.450%, 1/15/2017[f]	71,253
75,000	3.750%, 1/15/2022[f]	76,897
	Safeway, Inc.
21,000	3.400%, 12/1/2016	21,671
63,000	5.000%, 8/15/2019	65,098
	Spectrum Brands Escrow Corporation
275,000	6.375%, 11/15/2020[f]	292,187
	Tyson Foods, Inc.
70,000	4.500%, 6/15/2022	72,601
	Valeant Pharmaceuticals International
275,000	6.875%, 12/1/2014[f]	293,906
	Watson Pharmaceuticals, Inc.
84,000	1.875%, 10/1/2017	83,792
	WM Wrigley Jr. Company
125,000	1.400%, 10/21/2016[f]	125,775
60,000	2.000%, 10/20/2017[f]	60,523

	Total	5,003,777

Energy (0.2%)
	BP Capital Markets plc
180,000	1.846%, 5/5/2017	183,098
81,000	1.375%, 11/6/2017	80,511
48,000	2.241%, 9/26/2018	48,489
	CNOOC, Ltd.
75,000	1.125%, 5/9/2016	74,555
	Concho Resources, Inc.
273,154	5.500%, 10/1/2022	284,763
	Continental Resources, Inc.
84,000	4.500%, 4/15/2023	84,735
	EQT Corporation
55,000	8.125%, 6/1/2019	67,740
	Hess Corporation
72,000	8.125%, 2/15/2019	90,721
	Linn Energy, LLC
273,154	7.000%, 11/1/2019[f]	272,471
	MEG Energy Corporation
275,000	6.500%, 3/15/2021[f]	287,031
	Murphy Oil Corporation
40,000	2.500%, 12/1/2017	40,292
	Oasis Petroleum, Inc.
275,000	6.875%, 1/15/2023	298,375
	Offshore Group Investment, Ltd.
275,000	7.500%, 11/1/2019	299,063
	Petrobras Global Finance BV
100,000	2.000%, 5/20/2016	99,370
	Petroleos Mexicanos
45,000	3.500%, 7/18/2018	46,013
	Pioneer Natural Resources Company
28,000	5.875%, 7/15/2016	31,249
	Range Resources Corporation
275,000	5.000%, 8/15/2022	274,656
	Suncor Energy, Inc.
49,000	6.100%, 6/1/2018	57,616
	Transocean, Inc.
28,000	5.050%, 12/15/2016	30,843
86,000	6.000%, 3/15/2018	97,292
21,000	6.375%, 12/15/2021	23,660
	Weatherford International, Ltd.
84,000	6.750%, 9/15/2040	90,272

	Total	2,862,815

Financials (0.7%)
	Abbey National Treasury Services plc
48,000	3.050%, 8/23/2018	49,690
	Aetna, Inc.
60,000	1.500%, 11/15/2017	59,440
	American Express Credit Corporation
35,000	2.375%, 3/24/2017	36,347
	American International Group, Inc.
99,000	2.375%, 8/24/2015	101,091
60,000	3.800%, 3/22/2017	64,099
48,000	8.250%, 8/15/2018	60,723
	American Tower Trust I
21,000	1.551%, 3/15/2018[f]	20,597
	ANZ National International, Ltd. of London
83,000	3.125%, 8/10/2015[f]	86,314
	Associated Banc Corporation
28,000	1.875%, 3/12/2014	28,104
	Aviation Capital Group Corporation
48,000	3.875%, 9/27/2016[f]	48,591
	Bank Nederlandse Gemeenten NV
90,000	1.375%, 3/19/2018[f]	89,334
	Bank of America Corporation
115,000	7.750%, 8/15/2015	127,349
55,000	5.750%, 8/15/2016	60,865
120,000	5.750%, 12/1/2017	137,204
263,000	1.320%, 3/22/2018[g,i]	266,050
55,000	5.650%, 5/1/2018	62,737
72,000	2.600%, 1/15/2019	72,486

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Financials (0.7%) - continued
	Bank of Montreal
$60,000	1.300%, 7/15/2016	$60,499
180,000	0.843%, 4/9/2018[g]	180,325
	Bank of Nova Scotia
180,000	0.654%, 3/15/2016[g]	180,430
42,000	0.950%, 3/15/2016	42,004
	BB&T Corporation
30,000	1.114%, 6/15/2018[g]	30,217
60,000	2.050%, 6/19/2018	60,101
	BBVA Banco Continental SA
69,000	2.250%, 7/29/2016[f]	68,828
	BBVA US Senior SAU
88,000	4.664%, 10/9/2015	92,655
	Berkshire Hathaway Finance Corporation
60,000	1.600%, 5/15/2017	60,492
180,000	1.300%, 5/15/2018	177,100
	BNP Paribas SA
82,000	2.375%, 9/14/2017	83,839
	Capital One Financial Corporation
54,000	2.150%, 3/23/2015	54,905
120,000	0.700%, 3/22/2016[g]	119,723
70,000	6.150%, 9/1/2016	78,513
	Chesapeake Funding, LLC
200,000	0.624%, 1/7/2025[f,g]	199,468
	Citigroup, Inc.
80,000	5.000%, 9/15/2014	82,786
90,000	1.198%, 7/25/2016[g]	90,826
134,000	6.000%, 8/15/2017	154,085
82,000	8.500%, 5/22/2019	106,098
44,000	4.050%, 7/30/2022	43,540
	CNA Financial Corporation
67,000	7.350%, 11/15/2019	82,583
	CoBank ACB
50,000	0.854%, 6/15/2022[g,h]	45,750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
57,000	3.950%, 11/9/2022	55,717
	Credit Agricole SA
50,000	1.625%, 4/15/2016[f]	50,380
	CyrusOne, LP
275,000	6.375%, 11/15/2022	277,063
	DDR Corporation
52,000	9.625%, 3/15/2016	61,541
	Discover Financial Services
101,000	6.450%, 6/12/2017	115,256
	DnB Boligkreditt AS
240,000	1.450%, 3/21/2018[f]	237,840
	Eksportfinans ASA
35,000	3.000%, 11/17/2014	35,123
52,000	5.500%, 5/25/2016[i]	54,444
	Fifth Third Bancorp
63,000	5.450%, 1/15/2017	69,731
	Fifth Third Capital Trust IV
48,000	6.500%, 4/15/2037	47,400
	General Electric Capital Corporation
20,000	1.136%, 5/9/2016[g]	20,174
30,000	1.600%, 11/20/2017	30,057
21,000	0.959%, 4/2/2018[g]	21,156
183,000	6.000%, 8/7/2019	216,579
180,000	1.254%, 3/15/2023[g]	178,426
67,000	6.750%, 3/15/2032	82,018
	Genworth Financial, Inc.
48,000	6.515%, 5/22/2018[i]	55,650
	Goldman Sachs Group, Inc.
84,000	3.700%, 8/1/2015	87,740
133,000	0.700%, 3/22/2016[g]	132,319
42,000	2.375%, 1/22/2018	42,241
180,000	1.436%, 4/30/2018[g]	180,797
61,000	7.500%, 2/15/2019	74,901
66,000	5.250%, 7/27/2021	72,849
	Hartford Financial Services Group, Inc.
81,000	4.000%, 10/15/2017	87,143
44,000	5.125%, 4/15/2022	49,210
	HCP, Inc.
30,000	6.000%, 1/30/2017	33,831
30,000	6.700%, 1/30/2018	35,177
	Health Care REIT, Inc.
66,000	4.700%, 9/15/2017	72,225
27,000	2.250%, 3/15/2018	26,954
	HSBC Bank plc
240,000	0.904%, 5/15/2018[f,g]	240,535
	HSBC Finance Corporation
102,000	6.676%, 1/15/2021	118,542
	Huntington Bancshares, Inc.
24,000	2.600%, 8/2/2018	24,220
	Huntington National Bank
55,000	1.350%, 8/2/2016	55,091
	Icahn Enterprises, LP
273,154	8.000%, 1/15/2018	286,470
	ING Bank NV
54,000	3.750%, 3/7/2017[f]	57,109
	ING Capital Funding Trust III
45,000	3.848%, 12/29/2049[g,k]	44,438
	ING US, Inc.
64,000	2.900%, 2/15/2018	65,316
	International Lease Finance Corporation
114,000	2.204%, 6/15/2016[g]	114,570
	Intesa Sanpaolo SPA
120,000	3.875%, 1/15/2019[c]	120,477
	J.P. Morgan Chase & Company
120,000	0.689%, 4/23/2015[g]	120,238
44,000	1.125%, 2/26/2016	44,189
94,000	3.450%, 3/1/2016	99,059
114,000	2.000%, 8/15/2017	115,450
89,000	1.138%, 1/25/2018[g]	89,674
35,000	1.800%, 1/25/2018	34,758
91,000	6.300%, 4/23/2019	107,845
23,000	3.200%, 1/25/2023	22,084
80,000	7.900%, 4/29/2049[k]	88,200
	J.P. Morgan Chase Bank NA
76,000	0.584%, 6/13/2016[g]	75,280
	KeyBank NA
81,000	7.413%, 5/6/2015	88,374
	Liberty Mutual Group, Inc.
28,000	4.950%, 5/1/2022[f]	29,603
25,000	6.500%, 5/1/2042[f]	27,930
	Liberty Property, LP
59,000	5.500%, 12/15/2016	65,450
	Lloyds TSB Bank plc
54,000	6.500%, 9/14/2020[f]	61,011
	Merrill Lynch & Company, Inc.
42,000	6.400%, 8/28/2017	48,807

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Financials (0.7%) - continued
	Morgan Stanley
$56,000	4.750%, 4/1/2014	$56,952
22,000	1.512%, 2/25/2016[g]	22,231
22,000	1.750%, 2/25/2016	22,216
106,000	4.750%, 3/22/2017	116,169
45,000	6.250%, 8/28/2017	51,831
120,000	1.518%, 4/25/2018[g]	120,946
50,000	4.875%, 11/1/2022	51,473
50,000	4.100%, 5/22/2023	48,297
	Murray Street Investment Trust I
136,000	4.647%, 3/9/2017	147,863
	National City Corporation
72,000	6.875%, 5/15/2019	86,394
	Nederlandse Waterschapsbank NV
120,000	0.750%, 3/29/2016[f]	120,209
	Nomura Holdings, Inc.
180,000	1.704%, 9/13/2016[g]	183,142
101,000	2.000%, 9/13/2016	101,738
	Nordea Eiendomskreditt AS
180,000	2.125%, 9/22/2016[f]	186,126
	PNC Bank NA
72,000	1.150%, 11/1/2016	72,213
	Prologis, LP
69,000	7.375%, 10/30/2019	85,467
	Prudential Covered Trust
153,000	2.997%, 9/30/2015[f]	158,311
	Realty Income Corporation
27,000	2.000%, 1/31/2018	26,630
	Regions Bank
123,000	7.500%, 5/15/2018	146,338
	Reinsurance Group of America, Inc.
50,000	5.625%, 3/15/2017	55,520
27,000	5.000%, 6/1/2021	29,034
	Royal Bank of Canada
250,000	1.125%, 7/22/2016	251,557
90,000	2.200%, 7/27/2018	91,006
	Royal Bank of Scotland Group plc
72,000	5.050%, 1/8/2015	74,427
44,000	2.550%, 9/18/2015	45,064
22,000	6.125%, 12/15/2022	22,745
	Santander US Debt SAU
100,000	3.724%, 1/20/2015[f]	101,329
	Simon Property Group, LP
42,000	10.350%, 4/1/2019	57,682
	SLM Corporation
35,000	3.875%, 9/10/2015	36,225
27,000	6.250%, 1/25/2016	29,396
	SpareBank 1 Boligkreditt AS
240,000	1.250%, 5/2/2018[f]	235,056
	Svensk Exportkredit AB
120,000	1.125%, 4/5/2018	118,364
	Svenska Handelsbanken AB
54,000	3.125%, 7/12/2016	56,774
17,000	1.625%, 3/21/2018	16,748
	Swedbank Hypotek AB
240,000	1.375%, 3/28/2018[f,i]	237,408
	Swiss RE Capital I, LP
55,000	6.854%, 5/29/2049[f,k]	58,575
	Toronto-Dominion Bank
85,000	0.716%, 9/9/2016[g]	85,361
	UBS AG London
240,000	0.750%, 3/24/2016[f]	238,798
	UBS AG/Stamford, Connecticut
54,000	5.875%, 12/20/2017	62,614
	Union Bank NA
96,000	1.500%, 9/26/2016	97,096
	Ventas Realty, LP
72,000	1.550%, 9/26/2016	72,517
	Wachovia Corporation
138,000	5.625%, 10/15/2016	155,159
180,000	0.524%, 6/15/2017[g]	178,215
	Wells Fargo & Company
165,000	1.250%, 7/20/2016	165,983
78,000	2.100%, 5/8/2017	80,158
59,000	1.500%, 1/16/2018	58,783

	Total	12,730,590

Foreign Government (0.1%)
	Asian Development Bank
240,000	0.500%, 6/20/2016	239,928
	Denmark Government International Bond
240,000	0.375%, 4/25/2016[f]	239,184
	Export-Import Bank of Korea
54,000	1.250%, 11/20/2015	54,112
	International Finance Corporation
180,000	0.500%, 5/16/2016	179,960
	Kommunalbanken AS
240,000	0.332%, 3/18/2016[f,g]	239,841
	Kommuninvest i Sverige AB
240,000	0.500%, 6/15/2016[f]	239,054
	Mexico Government International Bond
48,000	4.000%, 10/2/2023	48,744
	Province of Ontario
200,000	1.000%, 7/22/2016	201,307

	Total	1,442,130

Mortgage-Backed Securities (0.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
750,000	3.000%, 12/1/2028[c]	775,313
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
297,169	1.967%, 6/1/2043[g]	302,384
700,000	3.500%, 11/1/2043[c]	715,422
	Federal National Mortgage Association
447,142	2.074%, 1/1/2043[g]	456,647
785,252	2.060%, 3/1/2043[g]	802,670
686,310	1.754%, 7/1/2043[g]	692,143
682,252	1.760%, 7/1/2043[g]	685,025
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
470,000	2.500%, 11/1/2028[c]	474,920
230,000	3.500%, 11/1/2028[c]	242,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
Mortgage-Backed Securities (0.6%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Though
$737,895	1.979%, 7/1/2043[g]	$750,594
509,449	2.023%, 7/1/2043[g]	518,953
447,179	2.120%, 8/1/2043[g]	456,924
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,375,000	3.500%, 11/1/2043[c]	1,410,234
1,275,000	4.000%, 11/1/2043[c]	1,343,133
619,000	4.500%, 11/1/2043[c]	662,620

	Total	10,289,830

Technology (0.1%)
	Apple, Inc.
240,000	0.516%, 5/3/2018[g]	239,255
21,000	2.400%, 5/3/2023	19,190
	Computer Sciences Corporation
42,000	2.500%, 9/15/2015	43,012
	EMC Corporation
87,000	1.875%, 6/1/2018	87,319
	First Data Corporation
275,000	7.375%, 6/15/2019[f]	295,969
	Hewlett-Packard Company
56,000	2.125%, 9/13/2015	56,971
	Intel Corporation
54,000	4.000%, 12/15/2032	50,784
	Iron Mountain, Inc.
275,000	6.000%, 8/15/2023	279,813
	Oracle Corporation
54,000	1.200%, 10/15/2017	53,298
105,000	0.824%, 1/15/2019[g]	105,434
	Samsung Electronics America, Inc.
44,000	1.750%, 4/10/2017[f]	44,527
	Tyco Electronics Group SA
105,000	6.550%, 10/1/2017	121,613
	Xerox Corporation
56,000	7.200%, 4/1/2016	63,276

	Total	1,460,461

Transportation (0.1%)
	American Airlines Pass Through Trust
60,000	4.950%, 1/15/2023[f]	61,800
	Avis Budget Car Rental, LLC
275,000	8.250%, 1/15/2019	299,750
	Canadian National Railway Company
50,000	0.438%, 11/6/2015[c,g]	49,980
	Canadian Pacific Railway Company
30,000	7.125%, 10/15/2031	36,739
36,000	5.750%, 3/15/2033	39,246
	Continental Airlines, Inc.
63,400	4.150%, 4/11/2024	62,608
	CSX Corporation
55,000	6.250%, 4/1/2015	59,199
42,000	3.700%, 11/1/2023	41,918
	Delta Air Lines, Inc.
83,000	6.750%, 5/23/2017	84,297
41,066	4.950%, 5/23/2019	44,043
13,500	4.750%, 5/7/2020	14,243
	ERAC USA Finance, LLC
54,000	1.400%, 4/15/2016[f]	54,083
30,000	2.800%, 11/1/2018[f]	30,404
	Kansas City Southern de Mexico SA de CV
116,000	0.937%, 10/28/2016[f,g]	116,173
42,000	2.350%, 5/15/2020	40,057
	Virgin Australia Holdings, Ltd.
45,000	5.000%, 10/23/2023[f]	46,125

	Total	1,080,665

U.S. Government and Agencies (2.4%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	692,571
1,175,000	4.375%, 5/15/2040	1,344,457
7,730,000	3.000%, 5/15/2042	6,853,124
187,000	2.875%, 5/15/2043	160,440
	U.S. Treasury Notes
760,000	0.375%, 2/15/2016	759,822
2,250,000	1.000%, 5/31/2018	2,231,894
2,195,000	1.625%, 8/15/2022	2,061,928
200,000	1.750%, 5/15/2023	186,797
	U.S. Treasury Notes, TIPS
12,039,337	0.125%, 4/15/2018	12,454,141
14,286,106	0.125%, 1/15/2023	13,962,454

	Total	40,707,628

U.S. Municipals (0.9%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
541,000	5.125%, 6/1/2024, Ser. A-2	462,095
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
945,000	5.000%, 11/1/2038, Ser. A, AMT	899,697
	Los Angeles Department Of Water and Power Power System Rev.
1,180,000	5.000%, 7/1/2043, Ser. B	1,232,168
	Massachusetts Bay Transportation Auth. Assessment Rev.
703,000	5.000%, 7/1/2041, Ser. A	742,902
	Massachusetts Development Finance Agency Rev. (Boston University)
673,000	5.000%, 10/1/2048	682,422
	Massachusetts School Building Auth. Sales Tax Rev.
945,000	5.000%, 5/15/2043, Ser. A	994,745
	Metropolitan Transportation Auth. Transportation Rev.
944,000	5.000%, 11/15/2043, Ser. A	958,283
	Miami-Dade County Expressway Auth. Toll System Rev.
401,000	5.000%, 7/1/2040, Ser. A	404,589
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,180,000	5.000%, 6/15/2042, Ser. A	1,200,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.2%)	Value
U.S. Municipals (0.9%) - continued
	New Jersey Turnpike Auth. Turnpike Rev.
$375,000	5.000%, 1/1/2043, Ser. A	$384,244
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
944,000	5.000%, 6/15/2047, Ser. EE	981,949
	New York City Transitional Finance Auth. Future Tax Rev.
882,000	5.000%, 5/1/2042, Ser. I	923,383
	New York State Dormitory Auth. Personal Income Tax Rev.
567,000	5.000%, 3/15/2042, Ser. B	590,956
	North Texas Tollway Auth. Rev.
944,000	5.000%, 1/1/2042, Ser. B	939,695
	San Diego County Regional Airport Auth. Airport Rev.
815,000	5.000%, 7/1/2038, Ser. B, AMT	803,582
	South Carolina Public Service Auth. Rev. Obligations
944,000	5.000%, 12/1/2043, Ser. D	957,820
	State of California Various Purpose G.O.
472,000	5.000%, 9/1/2036	489,695
236,000	5.000%, 4/1/2042	241,518
236,000	5.000%, 2/1/2043	241,773
	University of Massachusetts Building Auth. Proj. Rev.
755,000	5.000%, 11/1/2039, Ser. 2	792,908

	Total	14,925,015

Utilities (0.1%)
	AES Corporation
275,000	7.375%, 7/1/2021	311,437
	American Electric Power Company, Inc.
54,000	1.650%, 12/15/2017	53,339
	Atlas Pipeline Partners, LP
275,000	4.750%, 11/15/2021[f]	258,500
	Dayton Power and Light Company
48,000	1.875%, 9/15/2016[f]	48,440
	DCP Midstream Operating, LP
27,000	2.500%, 12/1/2017	27,030
	Duke Energy Corporation
75,000	2.100%, 6/15/2018	75,358
	Enel Finance International NV
66,000	3.875%, 10/7/2014[f]	67,650
37,000	6.250%, 9/15/2017[f]	41,580
	Energy Transfer Partners, LP
21,000	9.700%, 3/15/2019	27,564
84,000	4.650%, 6/1/2021	87,963
	Enterprise Products Operating, LLC
84,000	1.250%, 8/13/2015	84,460
	Exelon Corporation
67,000	4.900%, 6/15/2015	70,991
	Exelon Generation Company, LLC
63,000	5.200%, 10/1/2019	68,875
	ITC Holdings Corporation
72,000	5.875%, 9/30/2016[f]	80,225
30,000	4.050%, 7/1/2023	30,015
	Korea Western Power Company, Ltd.
80,000	2.875%, 10/10/2018[f]	80,307
	MidAmerican Energy Holdings Company
56,000	6.500%, 9/15/2037	66,172
	NextEra Energy Capital Holdings, Inc.
84,000	1.200%, 6/1/2015	84,554
	NiSource Finance Corporation
75,000	6.800%, 1/15/2019	88,566
	Northeast Utilities
31,000	1.450%, 5/1/2018	30,349
	NRG Energy, Inc.
275,000	6.625%, 3/15/2023	284,281
	ONEOK Partners, LP
51,000	8.625%, 3/1/2019	65,037
36,000	5.000%, 9/15/2023	38,474
	Pacific Gas & Electric Company
81,000	5.625%, 11/30/2017	93,135
	PPL Capital Funding, Inc.
105,000	1.900%, 6/1/2018	103,677
24,000	3.500%, 12/1/2022	22,929
	Sempra Energy
81,000	6.150%, 6/15/2018	94,990
	Spectra Energy Partners, LP
24,000	2.950%, 9/25/2018	24,551
24,000	4.750%, 3/15/2024	25,234
	Williams Partners, LP
28,000	7.250%, 2/1/2017	32,643

	Total	2,468,326

	Total Long-Term Fixed Income (cost $137,186,581)	137,441,056

Shares	Preferred Stock (<0.1%)	Value
Health Care (<0.1%)
400	Draegerwerk AG & Company KGaA	46,853

	Total	46,853

	Total Preferred Stock (cost $51,032)	46,853

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,305,947	Thrivent Cash Management Trust	1,305,947

	Total Collateral Held for Securities Loaned (cost $1,305,947)	1,305,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Shares or Principal Amount	Short-Term Investments (7.2%)	Value
	Federal Home Loan Bank Discount Notes
15,000,000	0.050%, 11/1/2013[l]	$15,000,000
2,500,000	0.075%, 11/13/2013[l]	2,499,938
11,000,000	0.020%, 11/20/2013[l]	10,999,884
4,000,000	0.093%, 11/22/2013[e,l]	3,999,783
7,000,000	0.036%, 11/27/2013[l]	6,999,819
6,300,000	0.040%, 12/4/2013[e,l]	6,299,768
2,000,000	0.160%, 12/11/2013[l]	1,999,644
3,000,000	0.030%, 12/13/2013[l]	2,999,895
6,000,000	0.050%, 12/26/2013[l]	5,999,542
14,000,000	0.045%, 1/3/2014[l]	13,998,898
2,000,000	0.040%, 1/6/2014[l]	1,999,853
10,000,000	0.050%, 1/24/2014[l]	9,998,833
500,000	0.090%, 2/21/2014[e,l]	499,860
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.095%, 12/2/2013[e,l]	999,918
	Federal National Mortgage Association Discount Notes
3,700,000	0.100%, 12/4/2013[e,l]	3,699,661
25,000,000	0.020%, 1/7/2014[e,l]	24,999,069
	Novartis Finance Corporation
5,000,000	0.060%, 11/6/2013[f,l]	4,999,958
	U.S. Treasury Bills
1,800,000	0.062%, 12/26/2013[l,m]	1,799,829

	Total Short-Term Investments (at amortized cost)	119,794,152

	Total Investments (cost $1,396,686,489) 100.2%	$1,669,972,154

	Other Assets and Liabilities, Net (0.2%)	(3,526,276)

	Total Net Assets 100.0%	$1,666,445,878

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	At October 31, 2013, $15,033,783 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $21,001,758 or 1.3% of total net assets.

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
h

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Aggressive Allocation Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB	10/18/2013	$45,972
Edlinc Student Loan Funding Trust	3/7/2013	$206,119
FNA Trust	4/29/2013	$231,124

i	All or a portion of the security is on loan.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2013, $899,914 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	- Subject to Alternative Minimum Tax
Auth.	- Authority
ETF	- Exchange Traded Fund.
G.O.	- General Obligation
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	- Revenue
Ser.	- Series
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$265,313,748
Gross unrealized depreciation	(4,900,425)

Net unrealized appreciation (depreciation)	$260,413,323

Cost for federal income tax purposes	$1,409,558,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,600,842	–	3,600,842	–
Capital Goods	1,724,031	–	1,724,031	–
Communications Services	12,558,412	–	12,558,412	–
Consumer Cyclical	4,249,874	–	4,249,874	–
Consumer Non-Cyclical	5,144,059	–	5,144,059	–
Energy	2,212,889	–	2,212,889	–
Financials	1,224,453	–	1,224,453	–
Technology	2,610,124	–	2,610,124	–
Transportation	1,458,063	–	1,458,063	–
Utilities	1,357,716	–	1,357,716	–

Mutual Funds
Equity Mutual Funds	879,241,841	879,241,841	–	–
Fixed Income Mutual Funds	171,141,072	171,141,072	–	–

Common Stock
Consumer Discretionary	50,862,444	48,294,255	2,568,189	–
Consumer Staples	17,948,053	16,318,599	1,629,454	–
Energy	26,486,550	26,033,587	452,963	–
Financials	71,778,551	67,661,110	4,117,441	–
Health Care	37,418,043	35,550,354	1,867,689	–
Industrials	42,208,486	39,852,200	2,356,286	–
Information Technology	53,747,249	53,349,571	397,678	–
Materials	12,745,675	12,287,532	458,143	–
Telecommunications Services	3,600,705	2,516,890	1,083,815	–
Utilities	8,065,014	7,427,582	637,432	–

Long-Term Fixed Income
Asset-Backed Securities	11,819,257	–	11,387,638	431,619
Basic Materials	2,135,834	–	2,135,834	–
Capital Goods	1,373,873	–	1,373,873	–
Collateralized Mortgage Obligations	6,999,689	–	6,999,689	–
Commercial Mortgage-Backed Securities	13,881,996	–	13,881,996	–
Communications Services	4,669,889	–	4,669,889	–
Consumer Cyclical	3,589,281	–	3,589,281	–
Consumer Non-Cyclical	5,003,777	–	5,003,777	–
Energy	2,862,815	–	2,862,815	–
Financials	12,730,590	–	12,684,840	45,750
Foreign Government	1,442,130	–	1,442,130	–
Mortgage-Backed Securities	10,289,830	–	10,289,830	–
Technology	1,460,461	–	1,460,461	–
Transportation	1,080,665	–	1,080,665	–
U.S. Government and Agencies	40,707,628	–	40,707,628	–
U.S. Municipals	14,925,015	–	14,925,015	–
Utilities	2,468,326	–	2,468,326	–

Preferred Stock
Health Care	46,853	–	46,853	–
Collateral Held for Securities Loaned	1,305,947	1,305,947	–	–
Short-Term Investments	119,794,152	–	119,794,152	–

Total	$1,669,972,154	$1,360,980,540	$308,514,245	$477,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	11,984,301	11,984,301	–	–
Credit Default Swaps	39,687	–	39,687	–

Total Asset Derivatives	$12,023,988	$11,984,301	$39,687	$–

Liability Derivatives
Futures Contracts	7,225,771	7,225,771	–	–

Total Liability Derivatives	$7,225,771	$7,225,771	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(60)	December 2013	($13,181,067)	($13,225,313)	($44,246)
5-Yr. U.S. Treasury Bond Futures	(225)	December 2013	(26,902,634)	(27,379,688)	(477,054)
10-Yr. U.S. Treasury Bond Futures	(75)	December 2013	(9,304,459)	(9,551,954)	(247,495)
30-Yr. U.S. Treasury Bond Futures	120	December 2013	15,760,679	16,177,500	416,821
Eurex EURO STOXX 50 Futures	2,152	December 2013	83,207,042	89,322,128	6,115,086
Mini MSCI EAFE Index Futures	12	December 2013	1,069,558	1,125,180	55,622
Russell 2000 Index Mini-Futures	(484)	December 2013	(50,637,387)	(53,133,520)	(2,496,133)
S&P 400 Index Mini-Futures	(656)	December 2013	(80,426,997)	(84,387,840)	(3,960,843)
S&P 500 Index Futures	297	December 2013	124,614,978	130,011,750	5,396,772
Total Futures Contracts					$4,758,530

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Buy	12/20/2018	$10,500,000	$19,782	$19,782
CDX HY 21, 5 Year, at 5.00%; JP Morgan	Buy	12/20/2018	10,500,000	19,905	19,905
Total Credit Default Swaps				$39,687	$39,687

1

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$416,821
Total Interest Rate Contracts		416,821

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,567,480
Total Equity Contracts		11,567,480

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	39,687
Total Credit Contracts		39,687

Total Asset Derivatives		$12,023,988

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	768,795
Total Interest Rate Contracts		768,795

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,456,976
Total Equity Contracts		6,456,976

Total Liability Derivatives		$7,225,771

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,893,527)

Total Interest Rate Contracts		(1,893,527)

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	9,776
Futures	Net realized gains/(losses) on Futures contracts	1,622,640

Total Equity Contracts		1,632,416

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	130,169

Total Foreign Exchange Contracts		130,169

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,037,709)

Total Credit Contracts		(1,037,709)

Total		($1,168,651)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(343,757)

Total Interest Rate Contracts		(343,757)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,744,858

Total Equity Contracts		4,744,858

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	39,687

Total Credit Contracts		39,687

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	39

Total Foreign Exchange Contracts		39

Total		$4,440,827

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$293,456,282	19.6%	N/A	N/A	N/A	N/A	5
Interest Rate Contracts	66,962,587	4.5	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$64,485	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$9,217,251	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Growth and Income Plus^, ^^	$11,359,530	$226,134	$13,225,838	–	$–	$226,134
Natural Resources	27,373,309	251,287	–	3,069,650	31,525,305	251,287
Partner Small Cap Growth	40,911,660	1,185,346	4,000,000	2,992,538	52,578,884	–
Partner Small Cap Value	28,082,450	1,126,050	3,000,000	1,577,393	34,229,418	649,284
Small Cap Stock	21,636,409	–	–	1,344,712	28,212,048	–
Mid Cap Growth	36,659,156	2,415,392	–	1,895,607	46,821,497	–
Partner Mid Cap Value	46,806,534	1,529,430	9,000,000	3,128,294	51,085,043	528,513
Mid Cap Stock	66,792,476	296,650	–	4,033,886	89,108,543	296,650
Partner Worldwide Allocation	170,730,097	4,125,298	–	19,881,077	205,967,957	4,125,298
Large Cap Growth	84,291,204	555,095	–	14,356,555	109,827,646	555,095
Large Cap Value	109,784,766	2,305,852	–	7,594,853	142,251,596	2,305,852
Large Cap Stock	78,551,831	5,481,045	10,000,000	3,157,979	87,633,904	1,250,788
High Yield	53,948,019	3,478,089	1,754,460	11,107,563	56,648,574	3,476,810
Income	88,454,152	2,818,751	16,656,245	7,961,202	72,287,718	2,818,824
Government Bond	24,538,470	1,172,867	701,784	2,326,434	23,310,870	260,139
Limited Maturity Bond	26,345,273	292,553	7,603,568	1,507,894	18,893,910	293,960
Cash Management Trust- Collateral Investment	1,331,953	7,870,124	7,896,130	1,305,947	1,305,947	2,929
Cash Management Trust- Short Term Investment	52,425,026	175,594,251	228,019,277	–	–	45,915
Total Value and Income Earned	970,022,315				1,051,688,860	17,087,478

^	Prior to August 16, 2013, the Growth and Income Plus Fund was known as the Equity Income Plus Fund.
^^

On August 6, 2013, the Thrivent Asset Allocation Funds, as the shareholders of the Thrivent Growth and Income Plus Fund, redeemed their shares in-kind. The Growth and Income Plus Fund distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.0%)[a]	Value
Basic Materials (0.3%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$2,772,000	5.250%, 10/18/2017	$2,775,992
	Ineos Group Holdings, Ltd., Term Loan
966,549	4.000%, 5/4/2018	969,333
	MRC Global, Inc., Term Loan
490,050	6.000%, 11/8/2019	492,618
	Tronox Pigments BV, Term Loan
329,175	4.500%, 3/19/2020	331,907
	US Coatings Acquisition, Inc., Term Loan
771,125	4.750%, 2/1/2020	778,759

	Total	5,348,609

Capital Goods (0.2%)
	ADS Waste Holdings, Term Loan
506,175	4.250%, 10/9/2019	508,797
	Berry Plastics Group, Inc., Term Loan
1,651,700	3.500%, 2/8/2020	1,644,994
	Silver II Borrower, Term Loan
441,663	4.000%, 12/13/2019	441,190

	Total	2,594,981

Communications Services (1.7%)
	Atlantic Broadband Penn, LLC, Term Loan
391,050	3.250%, 11/30/2019	389,705
	Cequel Communications, LLC, Term Loan
547,222	3.500%, 2/14/2019	547,326
	Charter Communications Operating, LLC, Term Loan
219,450	3.000%, 7/1/2020	217,087
	Clear Channel Communications, Inc., Term Loan
331,175	3.818%, 1/29/2016	321,005
976,825	6.918%, 1/30/2019	928,111
	Cricket Communications, Inc., Term Loan
99,250	4.750%, 10/10/2019	99,622
1,431,412	4.750%, 3/8/2020	1,437,553
	Cumulus Media Holdings, Inc., Term Loan
837,854	4.500%, 9/17/2018	842,672
	Fairpoint Communications, Term Loan
1,104,450	7.500%, 2/14/2019	1,124,849
	Grande Communications Networks, LLC, Term Loan
648,375	4.500%, 5/29/2020	645,944
	Hargray Communications Group, Inc., Term Loan
912,713	4.750%, 6/26/2019	918,034
	Integra Telecom Holdings, Inc., Term Loan
646,750	5.250%, 2/22/2019	653,754
220,000	9.750%, 2/21/2020	226,004
	Intelsat Jackson Holdings SA, Term Loan
633,591	4.250%, 4/2/2018	636,625
	Level 3 Communications, Inc., Term Loan
960,000	4.000%, 1/15/2020	964,003
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
488,812	6.000%, 6/9/2017	490,035
	LTS Buyer, LLC, Term Loan
493,763	4.500%, 4/13/2020	495,204
55,000	8.000%, 4/12/2021	55,688
	McGraw-Hill Global Education Holdings, LLC, Term Loan
875,600	9.000%, 3/22/2019	890,380
	Mediacom Broadband, LLC, Term Loan
391,050	4.000%, 1/20/2020	391,296
	NEP Broadcasting, LLC, Term Loan
2,640,050	4.750%, 1/22/2020	2,646,650
62,857	9.500%, 7/22/2020	64,468
	NTelos, Inc., Term Loan
336,600	5.750%, 11/9/2019	337,862
	SBA Senior Finance II, LLC, Term Loan
108,138	3.750%, 9/28/2019	108,273
	Syniverse Holdings, Inc., Term Loan
862,874	4.000%, 4/23/2019	864,669
	TNS, Inc., Term Loan
669,259	5.000%, 2/14/2020	673,161
	Univision Communications, Inc., Term Loan
532,325	4.500%, 2/28/2020	534,875
310,228	4.500%, 3/1/2020	311,714
218,900	4.500%, 3/1/2020	219,995
	Virgin Media Investment Holdings, Ltd., Term Loan
2,355,000	3.500%, 6/8/2020	2,353,940
	Visant Corporation, Term Loan
1,038,721	5.250%, 12/22/2016	1,018,684
	WideOpenWest Finance, LLC, Term Loan
1,447,725	4.750%, 4/1/2019	1,459,191
	Yankee Cable Acquisition, LLC, Term Loan
861,477	5.250%, 3/1/2020	865,112
	Zayo Group, LLC, Term Loan
2,684,611	4.500%, 7/2/2019	2,696,369

	Total	26,429,860

Consumer Cyclical (0.4%)
	Bally Technologies, Inc., Term Loan
670,000	0.000%, 7/16/2021[b,c]	671,675
	Burlington Coat Factory Warehouse Corporation, Term Loan
557,581	4.250%, 2/23/2017	561,239
	Cenveo Corporation, Term Loan
492,525	6.250%, 2/13/2017	496,835
	Ceridian Corporation, Term Loan
385,000	4.420%, 5/9/2017	386,829
	Chrysler Group, LLC, Term Loan
726,285	4.250%, 5/24/2017	732,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.0%)[a]	Value
Consumer Cyclical (0.4%) - continued
	J.C. Penney Corporation, Inc., Term Loan
$324,188	6.000%, 5/22/2018	$313,292
	MGM Resorts International, Term Loan
714,600	3.500%, 12/20/2019	713,449
	ROC Finance, LLC, Term Loan
1,210,000	5.000%, 6/20/2019	1,182,775
	Seminole Indian Tribe of Florida, Term Loan
395,650	3.000%, 4/29/2020	394,578
	Seven Seas Cruises S de RL, LLC, Term Loan
874,000	4.750%, 12/21/2018	881,647
	Toys R Us, Inc., Term Loan
732,032	5.250%, 5/25/2018	659,971

	Total	6,994,748

Consumer Non-Cyclical (0.5%)
	Albertsons, LLC, Term Loan
960,175	4.750%, 3/21/2019	962,556
	Biomet, Inc., Term Loan
698,250	3.690%, 7/25/2017	702,761
	CHS/Community Health Systems, Inc., Term Loan
495,000	3.760%, 1/25/2017	496,237
	Del Monte Corporation, Term Loan
140,620	4.000%, 3/8/2018	140,620
	DJO Finance, LLC, Term Loan
816,624	4.750%, 9/15/2017	824,447
	Grifols, Inc., Term Loan
486,940	4.250%, 6/1/2017	489,935
	Hologic, Inc., Term Loan
473,415	3.750%, 8/1/2019	475,546
	JBS USA, LLC, Term Loan
823,775	3.750%, 5/25/2018	821,716
	Reynolds Group Holdings, Inc., Term Loan
99,000	4.750%, 9/28/2018	99,773
	Rite Aid Corporation, Term Loan
164,175	4.000%, 2/21/2020	164,945
330,000	5.750%, 8/21/2020	337,544
	Roundy’s Supermarkets, Inc., Term Loan
808,676	5.750%, 2/13/2019	798,567
	Supervalu, Inc., Term Loan
1,018,031	5.000%, 3/21/2019	1,023,823
	Van Wagner Communications, LLC, Term Loan
582,075	6.250%, 8/3/2018	590,562

	Total	7,929,032

Energy (0.2%)
	Arch Coal, Inc., Term Loan
711,572	5.750%, 5/16/2018	689,485
	Chesapeake Energy Corporation, Term Loan
1,590,000	5.750%, 12/2/2017	1,623,788
	Offshore Group Investment, Ltd., Term Loan
865,650	5.750%, 3/28/2019	870,792
	Pacific Drilling SA, Term Loan
433,912	4.500%, 6/3/2018	435,357

	Total	3,619,422

Financials (0.1%)
	GEO Group, Inc., Term Loan
218,900	3.250%, 4/3/2020	219,721
	MoneyGram International, Inc., Term Loan
875,600	4.250%, 3/27/2020	878,008
	WaveDivision Holdings, LLC, Term Loan
1,012,350	4.000%, 10/12/2019	1,014,881

	Total	2,112,610

Technology (0.3%)
	First Data Corporation Extended, Term Loan
1,095,000	4.170%, 3/23/2018	1,095,394
	First Data Corporation, Term Loan
395,000	4.170%, 9/24/2018	395,371
	Freescale Semiconductor, Inc., Term Loan
800,975	5.000%, 3/1/2020	807,832
507,000	5.000%, 1/15/2021	511,436
	Infor US, Inc., Term Loan
466,471	5.250%, 4/5/2018	469,881
	SunGard Data Systems, Inc., Term Loan
1,022,275	4.500%, 1/31/2020	1,027,376

	Total	4,307,290

Transportation (0.2%)
	American Airlines, Inc., Term Loan
912,712	4.750%, 6/27/2019	917,468
	American Petroleum Tankers Parent, LLC, Term Loan
250,556	4.750%, 10/2/2019	250,555
	Delta Air Lines, Inc., Term Loan
853,622	4.250%, 4/20/2017	857,430
	United Air Lines, Inc., Term Loan
547,250	4.000%, 4/1/2019	549,849

	Total	2,575,302

Utilities (0.1%)
	Calpine Corporation, Term Loan
163,740	4.000%, 4/1/2018	164,395
777,150	4.000%, 10/9/2019	780,857
	Intergen NV, Term Loan
423,938	5.500%, 6/15/2020	422,878
	NGPL PipeCo, LLC, Term Loan
694,141	6.750%, 9/15/2017	648,730

	Total	2,016,860

	Total Bank Loans (cost $63,628,339)	63,928,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Mutual Funds (60.3%)	Value
Equity Mutual Funds (38.4%)
2,764,537	Thrivent Natural Resources Fund	$28,391,795
1,972,795	Thrivent Partner Small Cap Growth Fund	34,662,005
1,500,337	Thrivent Partner Small Cap Value Fund	32,557,322
882,584	Thrivent Small Cap Stock Fund[d]	18,516,616
661,623	Thrivent Mid Cap Growth Fund	16,342,089
2,065,352	Thrivent Partner Mid Cap Value Fund	33,727,203
2,628,283	Thrivent Mid Cap Stock Fund	58,058,777
15,196,494	Thrivent Partner Worldwide Allocation Fund	157,435,673
11,301,004	Thrivent Large Cap Growth Fund	86,452,682
6,465,916	Thrivent Large Cap Value Fund	121,106,616
1,235,168	Thrivent Large Cap Stock Fund	34,275,906

	Total	621,526,684

Fixed Income Mutual Funds (21.9%)
9,458,322	Thrivent High Yield Fund	48,237,443
18,535,053	Thrivent Income Fund	168,298,285
2,367,882	Thrivent Government Bond Fund	23,726,175
9,111,526	Thrivent Limited Maturity Bond Fund	114,167,422

	Total	354,429,325

	Total Mutual Funds (cost $805,976,170)	975,956,009

Shares	Common Stock (15.4%)	Value
Consumer Discretionary (2.4%)
10,000	888 Holdings Public Company, Ltd.	25,485
4,250	Amazon.com, Inc.[d]	1,547,128
2,200	AutoZone, Inc.[d]	956,318
12,100	Barnes & Noble, Inc.[d]	170,973
4,800	Best Buy Company, Inc.	205,440
3,100	BJ’s Restaurants, Inc.[d]	83,886
24,800	Cablevision Systems Corporation	385,640
9,110	CBS Corporation	538,765
3,000	Charter Communications, Inc.[d]	402,720
19,140	Cheesecake Factory, Inc.	904,365
3,400	Children’s Place Retail Stores, Inc.[d]	185,606
5,400	Cineworld Group plc	32,113
79,800	Comcast Corporation	3,796,884
700	Continental AG	128,007
7,800	Dana Holding Corporation	152,880
21,400	David Jones, Ltd.	54,999
24,812	Delphi Automotive plc	1,419,246
9,300	DISH Network Corporation	448,260
5,650	Finish Line, Inc.	141,476
2,496	Foot Locker, Inc.	86,611
70,900	Ford Motor Company	1,213,099
12,700	Francesca’s Holdings Corporation[d]	228,473
7,900	Gannett Company, Inc.	218,593
2,400	General Motors Company[d]	88,680
6,780	GNC Holdings, Inc.	398,800
1,700	Gtech SPA	51,628
17,400	Halfords Group plc	117,849
10,300	Harley-Davidson, Inc.	659,612
3,283	Hasbro, Inc.	169,567
2,000	Haseko Corporation[d]	14,824
17,200	Home Depot, Inc.	1,339,708
21,409	Ignite Restaurant Group, Inc.[d]	343,829
3,000	iRobot Corporation[d]	101,610
41,400	ITV plc	126,585
4,200	Kingfisher plc	25,408
25,810	Las Vegas Sands Corporation	1,812,378
9,707	LifeLock, Inc.[d]	156,186
21,500	Link REIT	108,159
43,000	Lowe’s Companies, Inc.	2,140,540
5,307	M/I Homes, Inc.[d]	108,634
11,600	Macy’s, Inc.	534,876
4,400	Marriott International, Inc.	198,352
4,500	Marriott Vacations Worldwide Corporation[d]	225,360
19,361	MDC Partners, Inc.	596,900
25,900	Mediaset SPA[d]	129,337
16,460	Meredith Corporation	844,398
4,300	Michael Kors Holdings, Ltd.[d]	330,885
4,600	Mitchells & Butlers plc[d]	29,549
2,800	Multimedia Games Holding Company, Inc.[d]	91,028
4,100	N Brown Group plc	34,455
31,760	News Corporation	1,079,840
15,590	Nexstar Broadcasting Group, Inc.	692,040
2,600	NH Hoteles SAd	13,570
16,700	NIKE, Inc.	1,265,192
6,300	Omnicom Group, Inc.	429,093
2,600	Pandora AS	123,959
8,940	Papa John’s International, Inc.	676,490
5,700	Penn National Gaming, Inc.[d]	333,507
12,411	Pier 1 Imports, Inc.	259,142
1,200	Priceline.com, Inc.[d]	1,264,596
6,400	Regal Entertainment Group	121,664
1,500	Renault SA	130,876
3,800	Safilo Group SPA[d]	77,687
5,000	Scripps Networks Interactive, Inc.	402,500
4,700	Seven West Media, Ltd.	11,198
4,400	Signet Jewelers, Ltd.	328,504
40,000	SJM Holdings, Ltd.	129,334
31,400	Smith & Wesson Holding Corporation[d]	338,492
15,300	Southern Cross Media Group, Ltd.	27,303
9,300	Starwood Hotels & Resorts Worldwide, Inc.	684,666
6,400	Sturm, Ruger & Company, Inc.	418,624
1,300	Takkt AG	25,814
2,200	Target Corporation	142,538
6,900	Tempur-Pedic International, Inc.[d]	264,615
3,900	The Restaurant Group plc	35,991
44,200	Thomas Cook Group plc[d]	101,730
9,200	Time Warner Cable, Inc.	1,105,380
3,700	TJX Companies, Inc.	224,923
10,200	Toll Brothers, Inc.[d]	335,376
12,100	TomTom NVd	93,428
3,600	Toyota Motor Corporation	233,418
24,900	Tuesday Morning Corporation[d]	352,335
31,850	Twenty-First Century Fox, Inc.	1,085,448
3,000	Urban Outfitters, Inc.[d]	113,640
3,800	USS Company, Ltd.	55,649
4,000	Valassis Communications, Inc.	109,440
300	Valeo SA	29,679
10,600	Viacom, Inc.	882,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (15.4%)	Value
Consumer Discretionary (2.4%) - continued
11,200	Wyndham Worldwide Corporation	$743,680

	Total	38,850,339

Consumer Staples (0.9%)
22,400	Altria Group, Inc.	833,952
2,054	Andersons, Inc.	152,366
5,700	Anheuser-Busch InBev NV ADR	591,261
11,445	Annie’s, Inc.[d]	540,776
7,160	British American Tobacco plc ADR	791,108
2,400	Brown-Forman Corporation	175,152
4,600	Bunge, Ltd.	377,798
1,800	Campbell Soup Company	76,626
12,200	Colgate-Palmolive Company	789,706
1,200	Cranswick plc	20,632
35,700	CVS Caremark Corporation	2,222,682
806	Energizer Holdings, Inc.	79,077
9,800	Green Mountain Coffee Roasters, Inc.[d]	615,538
22,900	Greencore Group plc	66,129
1,200	Henkel AG & Company KGaA	129,565
1,100	Herbalife, Ltd.	71,302
1,000	ICA Gruppen ABd	30,222
8,913	Ingredion, Inc.	586,119
5,740	Kimberly-Clark Corporation	619,920
4,200	Koninklijke (Royal) Ahold NV	79,828
8,382	Kraft Foods Group, Inc.	455,813
18,900	Kroger Company	809,676
630	Leroy Seafood Group ASA	19,468
1,200	Mandom Corporation	41,197
25,247	Mondelez International, Inc.	849,309
10,200	Nestle SA	736,276
6,589	Philip Morris International, Inc.	587,212
9,600	Procter & Gamble Company	775,200
200	Royal Unibrew AS	25,668
6,600	Wal-Mart Stores, Inc.	506,550
37,900	WhiteWave Foods Company[d]	758,379
4,100	Woolworths, Ltd.	135,204

	Total	14,549,711

Energy (1.3%)
12,200	Anadarko Petroleum Corporation	1,162,538
1,500	Atwood Oceanics, Inc.[d]	79,695
20,804	BW Offshore, Ltd.	28,472
1,182	Cabot Oil & Gas Corporation	41,748
1,300	Cameron International Corporation[d]	71,318
7,560	Chevron Corporation	906,898
550	Cimarex Energy Company	57,942
7,300	Cloud Peak Energy, Inc.[d]	113,953
700	Concho Resources, Inc.[d]	77,427
22,400	Consol Energy, Inc.	817,600
4,200	Denbury Resources, Inc.[d]	79,758
1,400	Energy XXI, Ltd.	40,684
1,100	Ensco plc	63,415
8,739	EOG Resources, Inc.	1,559,038
14,020	EQT Corporation	1,200,252
5,900	Exterran Holdings, Inc.[d]	168,445
22,900	Exxon Mobil Corporation	2,052,298
1,317	Fred Olsen Energy ASA	55,345
2,100	Helix Energy Solutions Group, Inc.[d]	49,686
1,050	Helmerich & Payne, Inc.	81,427
18,250	HollyFrontier Corporation	840,595
4,300	Hunting plc	61,434
20,800	JX Holdings, Inc.	102,849
72,585	Marathon Oil Corporation	2,559,347
1,100	Marathon Petroleum Corporation	78,826
16,500	Nabors Industries, Ltd.	288,420
900	National Oilwell Varco, Inc.	73,062
1,900	Newfield Exploration Company[d]	57,855
1,700	Noble Corporation	64,090
1,100	Noble Energy, Inc.	82,423
7,540	Oasis Petroleum, Inc.[d]	401,505
6,300	Oceaneering International, Inc.	541,044
870	Oil States International, Inc.[d]	94,508
10,000	Peabody Energy Corporation	194,800
450	Pioneer Natural Resources Company	92,151
750	Range Resources Corporation	56,783
30,910	Rex Energy Corporation[d]	664,565
11,980	Rosetta Resources, Inc.[d]	718,081
1,600	Rowan Companies plc[d]	57,728
21,540	Schlumberger, Ltd.	2,018,729
770	SM Energy Company	68,230
3,000	Superior Energy Services, Inc.[d]	80,490
9,700	Tesoro Corporation	474,233
11,000	TonenGeneral Sekiyu KK	102,184
25,700	Total SA ADR	1,572,326
87,800	Weatherford International, Ltd.[d]	1,443,432
950	Whiting Petroleum Corporation[d]	63,545

	Total	21,561,174

Financials (3.4%)
14,750	ACE, Ltd.	1,407,740
3,300	Aegon NV	26,258
5,431	Affiliated Managers Group, Inc.[d]	1,072,297
3,260	Allied World Assurance Company Holdings AG	353,025
11,420	Allstate Corporation	605,945
5,820	American Assets Trust, Inc.	193,748
17,900	American International Group, Inc.	924,535
4,500	AmTrust Financial Services, Inc.	172,620
4,320	Aspen Insurance Holdings, Ltd.	168,523
18,600	Aviva plc	133,529
6,400	AXA SA	159,459
7,200	Axis Capital Holdings, Ltd.	341,424
125,740	Bank of America Corporation	1,755,330
5,600	Bankinter SA	34,144
4,600	Banner Corporation	175,996
9,600	Barclays plc	40,392
8,080	BBCN Bancorp, Inc.	119,826
16,600	Berkshire Hathaway, Inc.[d]	1,910,328
2,400	BNP Paribas SA	177,056
4,000	Camden Property Trust	256,800
67,000	CapitaMall Trust	108,821
58,000	Citigroup, Inc.	2,829,240
3,031	CNA Financial Corporation	123,028
16,710	CNO Financial Group, Inc.	260,342
4,690	Columbia Banking System, Inc.	120,486
5,800	Comerica, Inc.	251,140
24,400	Credit Suisse Group ADR[d]	759,572
4,600	Credit Suisse Group AGd	143,097
900	Daibiru Corporation	11,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (15.4%)	Value
Financials (3.4%) - continued
24,280	DCT Industrial Trust, Inc.	$188,170
11,400	Deutsche Bank AG	550,848
6,500	Discover Financial Services	337,220
5,098	DnB ASA	90,370
3,900	Evercore Partners, Inc.	196,833
3,530	Extra Space Storage, Inc.	162,345
37,900	Fifth Third Bancorp	721,237
31,300	First Horizon National Corporation	333,345
8,300	First Industrial Realty Trust, Inc.	149,981
8,400	First Republic Bank	428,988
9,000	Franklin Street Properties Corporation	118,800
9,300	Fulton Financial Corporation	113,553
4,900	FXCM, Inc.	80,311
5,800	GAM Holding AGd	108,378
8,000	Grainger plc	24,983
2,500	Greenhill & Company, Inc.	128,250
21,020	Hanmi Financial Corporation	367,430
13,131	HCC Insurance Holdings, Inc.	599,430
5,971	Henderson Group plc	20,496
14,000	Henderson Land Development Company, Ltd.	82,842
4,900	Home Loan Servicing Solutions, Ltd.	115,689
20,757	Host Hotels & Resorts, Inc.	385,042
60,000	Huntington Bancshares, Inc.	528,000
14,500	Intermediate Capital Group plc	111,268
2,800	International Personal Finance plc	25,877
29,090	Invesco, Ltd.	981,788
15,000	iShares Barclays 1-3 Year Credit Bond Fund	1,581,600
12,410	iShares Russell 2000 Index Fund	1,355,544
1,000	iShares Russell 3000 Index Fund	105,420
35,376	J.P. Morgan Chase & Company	1,823,279
2,900	Japan Securities Finance Company, Ltd.	21,270
2,400	KBC Groep NV	130,756
5,000	Kerry Properties, Ltd.	21,683
10,191	Lazard, Ltd.	393,882
122,700	Lloyds TSB Group plc[d]	151,756
3,200	M&T Bank Corporation	360,096
4,500	Macerich Company	266,445
3,400	MasterCard, Inc.	2,438,140
36,420	MetLife, Inc.	1,723,030
26,100	Mitsubishi UFJ Financial Group, Inc.	166,212
8,500	Mitsui & Company, Ltd.	121,430
2,000	Mitsui Fudosan Company, Ltd.	66,252
58,600	Mizuho Financial Group, Inc.	123,005
5,100	Montpelier Re Holdings, Inc.	140,811
39,650	Morgan Stanley	1,139,145
4,100	MS and AD Insurance Group Holdings, Inc.	106,015
2,700	MSCI, Inc.[d]	110,079
13,800	NASDAQ OMX Group, Inc.	488,934
3,300	Nordea Bank AB	42,212
22,100	North Pacific Bank, Ltd.	96,496
7,300	Northern Trust Corporation	411,866
6,200	NTT Urban Development Corporation	79,145
15,000	Oversea-Chinese Banking Corporation, Ltd.	125,482
9,650	Parkway Properties, Inc.	174,762
6,730	Pebblebrook Hotel Trust	203,246
15,900	Piedmont Office Realty Trust, Inc.	293,832
7,179	Popular, Inc.[d]	181,270
2,800	Portfolio Recovery Associates, Inc.[d]	166,460
4,500	Progressive Corporation	116,865
8,200	Protective Life Corporation	377,856
9,900	Prudential Financial, Inc.	805,761
6,000	Prudential plc	122,706
8,200	Raymond James Financial, Inc.	374,330
2,700	SBI Holdings, Inc.	32,675
4,000	Shinsei Bank, Ltd.	9,365
28,600	SLM Corporation	725,582
3,200	Spar Nord Bank ASd	28,587
23,300	SPDR EURO STOXX 50 ETF	950,407
38,800	SPDR S&P 500 ETF Trust	6,818,324
2,680	SPDR S&P Biotech ETF	318,893
13,190	State Street Corporation	924,223
4,818	Stewart Information Services Corporation	150,900
3,100	Sumitomo Mitsui Financial Group, Inc.	149,841
17,300	SVB Financial Group[d]	1,656,994
2,061	Taubman Centers, Inc.	135,593
13,400	TCF Financial Corporation	203,412
17,064	Terreno Realty Corporation	303,398
7,700	Texas Capital Bancshares, Inc.[d]	400,785
4,200	The Dai-Ichi Mutual Life Insurance Company, Ltd.	59,958
13,000	The Paragon Group Of Companies plc	70,525
3,500	Tokio Marine Holdings, Inc.	114,746
2,000	Tokyo Tatemono Company, Ltd.	18,776
6,000	Visa, Inc.	1,180,020
13,982	W.R. Berkley Corporation	613,950
24,320	Wells Fargo & Company	1,038,221
32,926	Zions Bancorporation	934,111

	Total	54,834,003

Health Care (1.8%)
3,300	Abbott Laboratories	120,615
7,100	Acorda Therapeutics, Inc.[d]	217,331
600	Actelion, Ltd.[d]	46,422
22,410	Akorn, Inc.[d]	458,060
14,860	Align Technology, Inc.[d]	847,912
28,300	Allscripts Healthcare Solutions, Inc.[d]	391,389
2,600	AmerisourceBergen Corporation	169,858
20,470	Baxter International, Inc.	1,348,359
1,700	Biogen Idec, Inc.[d]	415,123
36,300	BioScrip, Inc.[d]	254,463
2,867	C.R. Bard, Inc.	390,543
1,500	Catamaran Corporation[d]	70,440
5,100	Centene Corporation[d]	286,416
2,100	Charles River Laboratories International, Inc.[d]	103,341
1,700	Community Health Systems, Inc.	74,171
50,380	Covidien plc	3,229,862
2,793	Dechra Pharmaceuticals plc	30,940
6,800	DENTSPLY International, Inc.	320,280
300	Draegerwerk AG & Company KGaA	35,139
4,400	Emeritus Corporation[d]	84,304
20,704	ExamWorks Group, Inc.[d]	535,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (15.4%)	Value
Health Care (1.8%) - continued
32,200	Express Scripts Holding Company[d]	$2,013,144
35,400	Gilead Sciences, Inc.[d]	2,513,046
1,800	GlaxoSmithKline plc	47,453
4,700	GN Store Nord AS	107,220
300	Hogy Medical Company, Ltd.	17,456
9,900	Illumina, Inc.[d]	925,749
7,700	McKesson Corporation	1,203,818
1,300	Medidata Solutions, Inc.[d]	143,403
44,940	Merck & Company, Inc.	2,026,345
700	Merck KGaA	116,446
12,780	Neurocrine Biosciences, Inc.[d]	120,643
2,600	Nobel Biocare Holding AGd	42,893
3,900	Novartis AG	302,728
18,430	NuVasive, Inc.[d]	585,705
4,800	PAREXEL International Corporation[d]	219,408
34,275	PDL BioPharma, Inc.	277,285
7,600	PerkinElmer, Inc.	289,104
2,500	Pfizer, Inc.	76,700
17,100	ResMed, Inc.	884,754
1,100	Roche Holding AG	304,189
1,900	Sanofi	202,585
23,840	Sanofi ADR	1,274,963
7,900	Seattle Genetics, Inc.[d]	305,177
11,400	Shire Pharmaceuticals Group plc ADR	1,517,340
2,200	Stada Arzneimittel AG	126,460
2,000	Terumo Corporation	96,862
11,500	Thoratec Corporation[d]	496,685
6,200	United Therapeutics Corporation[d]	548,824
22,981	UnitedHealth Group, Inc.	1,568,683
400	Veeva Systems, Inc.[d]	15,564
6,300	Waters Corporation[d]	635,796
8,524	Zimmer Holdings, Inc.	745,594

	Total	29,182,188

Industrials (1.9%)
5,900	3M Company	742,515
8,630	Actuant Corporation	324,143
5,170	Acuity Brands, Inc.	519,637
5,800	ADT Corporation	251,546
7,000	AGCO Corporation	408,660
6,100	AMETEK, Inc.	291,763
8,610	Apogee Enterprises, Inc.	269,321
1,400	Arcadis NV	43,957
1,900	Armstrong World Industries, Inc.[d]	101,517
10,100	Ashtead Group plc	106,133
7,800	Avis Budget Group, Inc.[d]	244,374
4,100	Babcock & Wilcox Company	132,061
2,100	Berendsen plc	32,703
13,200	Boeing Company	1,722,600
7,895	Briggs & Stratton Corporation	144,794
11,400	Carillion plc	55,541
700	Central Japan Railway Company	90,770
9,800	Chemring Group plc	34,177
7,610	CLARCOR, Inc.	445,033
2,600	Colfax Corporation[d]	145,496
200	Compagnie de Saint-Gobain	10,498
600	Cramo Oyj	11,996
50,109	CSX Corporation	1,305,841
6,300	Deluxe Corporation	296,667
17,350	DigitalGlobe, Inc.[d]	552,077
7,000	Dover Corporation	642,530
20,342	EMCOR Group, Inc.	753,874
2,600	EnerSys, Inc.	172,510
1,400	Esterline Technologies Corporation[d]	112,224
1,300	European Aeronautic Defence and Space Company	89,082
12,600	Exelis, Inc.	207,774
6,300	Ferrovial SA	120,090
5,500	Flowserve Corporation	382,085
3,900	Fluor Corporation	289,458
13,700	Foster Wheeler AGd	369,763
13,970	GATX Corporation	720,153
9,300	General Electric Company	243,102
20,530	HNI Corporation	797,590
25,346	Honeywell International, Inc.	2,198,259
2,400	Huntington Ingalls Industries, Inc.	171,720
800	I.M.A. Industria Macchine Automatiche SPA	27,416
2,800	IHS, Inc.[d]	305,340
23,400	Ingersoll-Rand plc	1,580,202
3,800	ITE Group plc	19,638
35,940	Jacobs Engineering Group, Inc.[d]	2,185,871
3,800	JM AB	108,252
9,000	Kamigumi Company, Ltd.	78,285
46,000	Kawasaki Kisen Kaisha, Ltd.	105,452
12,100	KBR, Inc.	417,934
3,900	Keller Group plc	65,722
4,100	Koninklijke Philips NV	144,897
2,672	Korn/Ferry International[d]	63,594
2,300	KUKA AG	104,678
11,220	Landstar System, Inc.	620,354
1,100	Lindsay Manufacturing Company	83,611
2,400	Lockheed Martin Corporation	320,016
15,160	Manitowoc Company, Inc.	295,014
19,100	Manpower, Inc.	1,491,710
3,500	Matson, Inc.	94,815
9,500	Mermaid Marine Australia, Ltd.	33,656
900	Mitsubishi Corporation	18,208
7,200	MRC Global, Inc.[d]	201,240
2,900	Northgate plc	21,035
3,700	Old Dominion Freight Line, Inc.[d]	173,530
23,316	Oshkosh Corporation[d]	1,109,608
800	Osterreichische Post Aktiengesellschaft	37,514
3,809	Parker Hannifin Corporation	444,586
9,360	Pentair, Ltd.	627,962
7,100	Quanta Services, Inc.[d]	214,491
11,400	Qube Holdings, Ltd.	23,358
2,100	Randstad Holding NV	129,337
13,300	Republic Airways Holdings, Inc.[d]	156,674
800	Rockwell Automation, Inc.	88,328
5,200	SAS ABd	15,559
20,000	Singapore Airport Terminal Services, Ltd.	54,718
500	SMC Corporation	116,409
27,500	Southwest Airlines Company	473,550
10,000	Spirit Airlines, Inc.[d]	431,500
5,920	Tennant Company	359,285
16,000	Tokyu Corporation	108,961
8,300	Union Pacific Corporation	1,256,620
9,200	United Rentals, Inc.[d]	594,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (15.4%)	Value
Industrials (1.9%) - continued
3,091	United Stationers, Inc.	$137,364
1,800	United Technologies Corporation	191,250
10,300	Wabash National Corporation[d]	120,098

	Total	30,805,904

Information Technology (2.5%)
17,000	Accenture plc	1,249,500
20,900	Activision Blizzard, Inc.	347,776
5,000	Alliance Data Systems Corporation[d]	1,185,300
7,400	Ambarella, Inc.[d]	152,070
7,900	Amdocs, Ltd.	303,755
5,802	Apple, Inc.	3,030,675
34,426	Applied Materials, Inc.	614,504
9,100	Arris Group, Inc.[d]	162,526
2,000	Aspen Technology, Inc.[d]	76,460
100,260	Atmel Corporation[d]	729,893
9,000	Autodesk, Inc.[d]	359,190
7,800	Avnet, Inc.	309,660
43,900	Brocade Communications Systems, Inc.[d]	352,078
107,140	Cisco Systems, Inc.	2,410,650
8,287	Citrix Systems, Inc.[d]	470,536
1,200	CommVault Systems, Inc.[d]	93,696
31,120	CoreLogic, Inc.[d]	1,035,362
5,934	DST Systems, Inc.	503,025
13,992	E2open, Inc.[d]	314,820
6,099	eBay, Inc.[d]	321,478
400	Ei Towers SPA	16,722
3,400	Ellie Mae, Inc.[d]	98,260
29,200	EMC Corporation	702,844
300	EVS Broadcast Equipment SA	19,626
36,300	Facebook, Inc.[d]	1,824,438
11,100	Fairchild Semiconductor International, Inc.[d]	140,637
1,700	FEI Company	151,436
3,800	Fleetmatics Group plc[d]	120,650
3,200	FLIR Systems, Inc.	91,136
4,700	Gartner, Inc.[d]	277,065
2,984	Google, Inc.[d]	3,075,251
8,630	Guidewire Software, Inc.[d]	437,714
100	Inficon Holding AGd	31,165
17,290	Informatica Corporation[d]	667,394
500	Ingenico	37,559
10,000	InterDigital, Inc.	387,500
3,100	International Business Machines Corporation	555,551
7,300	InvenSense, Inc.[d]	123,297
5,700	Ixia[d]	80,826
7,000	j2 Global, Inc.	384,860
15,014	Juniper Networks, Inc.[d]	279,861
7,700	Laird plc	30,803
1,400	Leidos Holdings, Inc.	65,926
3,108	Lexmark International, Inc.	110,489
31,300	Marvell Technology Group, Ltd.	375,600
2,953	Micro Focus International plc	38,705
23,620	Microsoft Corporation	834,967
24,000	Monster Worldwide, Inc.[d]	103,680
3,300	Morgan Advanced Materials plc	16,098
43,690	NetApp, Inc.	1,695,609
4,900	NeuStar, Inc.[d]	225,008
43,406	NVIDIA Corporation	658,903
7,400	OmniVision Technologies, Inc.[d]	103,674
10,454	Plantronics, Inc.	448,895
19,500	QUALCOMM, Inc.	1,354,665
11,600	Red Hat, Inc.[d]	501,932
2,752	Salesforce.com, Inc.[d]	146,847
4,100	Sanmina Corporation[d]	59,696
14,300	SunPower Corporation[d]	431,717
71,580	Symantec Corporation	1,627,729
12,000	Teradata Corporation[d]	528,840
48,108	Teradyne, Inc.[d]	841,409
51,280	Texas Instruments, Inc.	2,157,862
9,400	Trimble Navigation, Ltd.[d]	268,558
33,826	TriQuint Semiconductor, Inc.[d]	268,240
9,260	Ubiquiti Networks, Inc.	357,251
500	Unit4 NV	23,571
14,520	Virtusa Corporation[d]	451,281
33,140	Vishay Intertechnology, Inc.[d]	406,628
16,300	VMware, Inc.[d]	1,324,864
1,200	Wincor Nixdorf AG	79,342
39	Workday, Inc.[d]	2,920
1,400	Xaar plc	18,890
54,400	Xerox Corporation	540,736
28,997	Xilinx, Inc.	1,317,044

	Total	40,945,125

Materials (0.6%)
1,900	AEP Industries, Inc.[d]	112,898
3,500	BHP Billiton, Ltd.	123,737
15,480	Celanese Corporation	867,035
2,000	CF Industries Holdings, Inc.	431,200
14,760	Dow Chemical Company	582,577
5,600	DS Smith plc	27,143
6,570	Eagle Materials, Inc.	492,816
3,800	Eastman Chemical Company	299,402
16,700	H.B. Fuller Company	799,429
1,878	Innophos Holdings, Inc.	94,125
1,000	JFE Holdings, Inc.	22,735
25,200	Louisiana-Pacific Corporation[d]	428,652
15,280	Materials Select Sector SPDR Fund	668,806
3,800	Nippon Paper Industries Company, Ltd.	60,549
10,980	Nucor Corporation	568,435
10,600	Owens-Illinois, Inc.[d]	336,974
5,500	Packaging Corporation of America	342,540
3,300	PPG Industries, Inc.	602,514
2,700	Schweitzer-Mauduit International, Inc.	167,076
4,000	Sigma-Aldrich Corporation	345,720
7,568	Silgan Holdings, Inc.	341,090
4,900	Smurfit Kappa Group plc	118,612
4,952	Southern Copper Corporation	138,408
25,659	Steel Dynamics, Inc.	461,092
13,900	Stillwater Mining Company[d]	151,649
10,300	Teck Resources, Ltd.	275,422
2,900	U.S. Silica Holdings, Inc.	100,978
4,800	Valspar Corporation	335,856
3,000	Worthington Industries, Inc.	121,620

	Total	9,419,090

Telecommunications Services (0.2%)
28,100	AT&T, Inc.	1,017,220
25,402	BT Group plc	153,699
5,637	Cogent Communications Group, Inc.	198,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (15.4%)	Value
Telecommunications Services (0.2%) - continued
4,400	Freenet AGd	$114,290
12,400	iiNet, Ltd.	76,281
1,600	Orange SA	21,994
39,000	Singapore Telecommunications, Ltd.	118,434
26,100	TalkTalk Telecom Group plc	111,728
5,185	Telenor ASA	124,583
22,800	Telstra Corporation, Ltd.	111,567
18,012	Verizon Communications, Inc.	909,786

	Total	2,957,610

Utilities (0.4%)
3,600	Calpine Corporation[d]	72,612
13,700	CMS Energy Corporation	376,202
30,900	Electricidade de Portugal SA	113,744
5,400	Gas Natural SDG SA	127,366
3,200	Kansai Electric Power Company, Inc.[d]	40,502
34,250	NiSource, Inc.	1,079,560
10,120	NorthWestern Corporation	463,901
31,910	PG&E Corporation	1,335,433
19,350	PNM Resources, Inc.	462,852
12,500	Power Assets Holdings, Ltd.	104,140
9,400	Public Service Enterprise Group, Inc.	314,900
10,200	Southern Company	417,282
9,973	Southwest Gas Corporation	541,135
87,100	SP AusNet	102,894
16,600	Wisconsin Energy Corporation	699,026

	Total	6,251,549

	Total Common Stock (cost $202,570,004)	249,356,693

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Asset-Backed Securities (0.6%)
	Access Group, Inc.
230,257	0.670%, 2/25/2036[e,f]	229,103
	Ally Auto Receivables Trust 2013-SN1
300,000	0.720%, 5/20/2016	299,467
	Avis Budget Rental Car Funding AESOP, LLC
147,950	2.370%, 11/20/2014[e]	149,949
	Countrywide Asset-Backed Certificates
660,672	5.530%, 4/25/2047	609,098
	DT Auto Owner Trust
91,047	0.750%, 5/16/2016[e]	91,069
	Edlinc Student Loan Funding Trust
78,356	3.170%, 10/1/2025[f,g]	77,573
	Enterprise Fleet Financing, LLC
700,000	1.060%, 3/20/2019[e]	701,392
	Federal National Mortgage Association
238,917	0.595%, 8/25/2015	238,365
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
300,000	0.679%, 1/15/2019	299,874
	FNA Trust
192,612	1.980%, 1/10/2018[g]	191,047
	GE Dealer Floorplan Master Note Trust
300,000	0.573%, 4/20/2018[f]	299,363
	GE Equipment Transportation, LLC
250,000	0.690%, 11/25/2016	249,785
	Golden Credit Card Trust
90,000	0.424%, 2/15/2018[e,f]	89,771
100,000	0.636%, 9/15/2018[e,f]	100,000
	HLSS Servicer Advance Receivables Backed Notes
450,000	1.287%, 9/15/2044[e]	450,225
	Hyundai Auto Receivables Trust
300,000	0.710%, 9/15/2017	300,459
	Hyundai Floorplan Master Owner Trust
337,500	0.524%, 5/15/2018[e,f]	337,938
	Master Credit Card Trust
203,500	0.780%, 4/21/2017[e]	203,314
	Morgan Stanley Capital, Inc.
1,092,418	0.320%, 2/25/2037[f]	587,502
	Motor plc
373,333	0.670%, 2/15/2021[e]	373,316
	Nationstar Mortgage Advance Receivable Trust
300,000	1.080%, 6/20/2044[e]	299,799
	Nissan Master Owner Trust Receivables
150,000	0.474%, 2/15/2018[f]	149,826
	Ohio Phase-In-Recovery Funding, LLC
1,000,000	0.958%, 7/2/2018	1,002,554
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,661,475
	Santander Drive Auto Receivables Trust
250,000	0.700%, 9/15/2017	249,822
	SLM Student Loan Trust
64,599	0.774%, 8/15/2022[e,f]	64,400
75,000	1.224%, 5/17/2027[e,f]	74,164
	Volvo Financial Equipment, LLC
250,000	0.740%, 3/15/2017[e]	249,832
	World Financial Network Credit Card Master Trust
250,000	0.910%, 3/16/2020	248,696
	World Omni Automobile Lease Securitization Trust
450,000	1.400%, 2/15/2019	453,495
	World Omni Master Owner Trust
90,000	0.524%, 2/15/2018[e,f]	89,896

	Total	10,422,569

Basic Materials (0.2%)
	Barrick Gold Corporation
84,000	2.900%, 5/30/2016	86,104
	FMG Resources Pty. Ltd.
539,675	6.875%, 2/1/2018[e,h]	572,055
	Freeport-McMoRan Copper & Gold, Inc.
254,000	2.375%, 3/15/2018	253,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Basic Materials (0.2%) - continued
	Glencore Funding, LLC
$144,000	1.700%, 5/27/2016[e]	$143,404
150,000	1.604%, 1/15/2019[e,f]	145,451
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
270,000	8.875%, 2/1/2018	278,100
	Ineos Finance plc
270,000	7.500%, 5/1/2020[e]	294,975
	Inmet Mining Corporation
270,000	7.500%, 6/1/2021[e]	286,200
	International Paper Company
162,000	5.300%, 4/1/2015	171,704
	LyondellBasell Industries NV
243,000	6.000%, 11/15/2021	282,731
	Rio Tinto Finance USA plc
168,000	1.375%, 6/17/2016	169,031
	Xstrata Finance Canada, Ltd.
312,000	2.050%, 10/23/2015[e]	314,471

	Total	2,997,533

Capital Goods (0.1%)
	BAE Systems plc
144,000	3.500%, 10/11/2016[e]	150,684
	CNH Capital, LLC
270,000	3.625%, 4/15/2018	273,713
	Eaton Corporation
80,000	1.500%, 11/2/2017[e]	79,199
120,000	4.000%, 11/2/2032[e]	111,144
	John Deere Capital Corporation
150,000	0.314%, 1/12/2015[f]	150,006
	Northrop Grumman Corporation
216,000	1.750%, 6/1/2018	212,803
	Reynolds Group Issuer, Inc.
269,675	5.750%, 10/15/2020	278,439
	Roper Industries, Inc.
200,000	2.050%, 10/1/2018	197,499
	RSC Equipment Rental, Inc.
270,000	8.250%, 2/1/2021	305,775
	Textron, Inc.
190,000	5.600%, 12/1/2017	211,179

	Total	1,970,441

Collateralized Mortgage Obligations (0.9%)
	Alternative Loan Trust
405,520	6.000%, 6/25/2036	346,527
	Citigroup Mortgage Loan Trust, Inc.
587,681	5.500%, 11/25/2035	531,130
	CitiMortgage Alternative Loan Trust
1,984,067	5.750%, 4/25/2037	1,690,339
	Countrywide Alternative Loan Trust
764,377	5.064%, 10/25/2035	616,465
627,637	6.000%, 4/25/2036	517,618
370,815	6.000%, 1/25/2037	295,964
1,807,601	5.500%, 5/25/2037	1,504,072
1,416,443	7.000%, 10/25/2037	947,029
	Countrywide Home Loans, Inc.
783,144	5.750%, 4/25/2037	694,756
	Deutsche Alt-A Securities Mortgage Loan Trust
273,208	5.500%, 10/25/2021	261,715
	Deutsche Alt-A Securities, Inc.
631,146	6.000%, 10/25/2021	590,763
	Federal Home Loan Mortgage Corporation
1,289,521	3.000%, 2/15/2033[i]	203,171
	Federal National Mortgage Association
2,837,850	3.500%, 1/25/2033[i]	483,337
	GSR Mortgage Loan Trust
935,075	0.360%, 8/25/2046[f]	920,178
	J.P. Morgan Mortgage Trust
357,218	2.772%, 6/25/2036	287,373
171,407	2.679%, 10/25/2036	138,088
1,369,919	0.550%, 1/25/2037 [f]	897,297
1,593,378	6.250%, 8/25/2037	1,117,495
	MASTR Alternative Loans Trust
430,466	6.500%, 7/25/2034	430,779
841,688	0.620%, 12/25/2035[f]	460,228
	Merrill Lynch Alternative Note Asset Trust
427,555	6.000%, 3/25/2037	361,537
	Residential Asset Securitization Trust
1,097,630	0.550%, 8/25/2037[f]	341,932
	Sequoia Mortgage Trust
211,497	2.631%, 9/20/2046	15,690
	WaMu Mortgage Pass Through Certificates
151,052	2.375%, 9/25/2036	131,983
566,442	2.425%, 10/25/2036	486,226

	Total	14,271,692

Commercial Mortgage-Backed Securities (1.2%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.623%, 4/10/2049	2,688,626
1,650,000	5.559%, 6/10/2049	1,838,564
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,647,390
	CGBAM Commercial Mortgage Trust
980,000	1.283%, 5/15/2030[e,f]	976,308
	Commercial Mortgage Pass- Through Certificates
300,000	1.224%, 6/8/2030[e,f]	298,494
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,666,359
	Credit Suisse Mortgage Capital Certificates
3,000,000	5.509%, 9/15/2039	3,243,702
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
145,862	0.727%, 12/25/2016	145,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Commercial Mortgage-Backed Securities (1.2%) - continued
	Greenwich Capital Commercial Funding Corporation
$1,600,000	5.867%, 12/10/2049	$1,766,235
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
200,000	0.874%, 4/15/2028[e,f]	199,335
1,200,000	5.706%, 2/12/2049	1,292,356
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	810,785
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,958,251

	Total	19,531,502

Communications Services (0.5%)
	AMC Networks, Inc.
270,000	4.750%, 12/15/2022	261,225
	America Movil SAB de CV
216,000	1.256%, 9/12/2016[f]	217,885
216,000	5.000%, 10/16/2019	238,241
	American Tower Corporation
144,000	5.050%, 9/1/2020	152,120
	AT&T, Inc.
144,000	2.400%, 8/15/2016	148,961
238,000	5.800%, 2/15/2019	276,330
	British Telecommunications plc
168,000	1.625%, 6/28/2016	170,223
	CBS Corporation
160,000	8.875%, 5/15/2019	205,471
	CC Holdings GS V, LLC
150,000	2.381%, 12/15/2017	148,488
	CCO Holdings, LLC
270,000	7.375%, 6/1/2020	294,975
	CenturyLink, Inc.
270,000	5.625%, 4/1/2020	274,387
	Comcast Corporation
105,000	4.650%, 7/15/2042	102,294
	Cox Communications, Inc.
210,000	9.375%, 1/15/2019[e]	268,794
	Crown Castle Towers, LLC
135,000	4.174%, 8/15/2017[e]	144,698
	DIRECTV Holdings, LLC
144,000	2.400%, 3/15/2017	146,469
160,000	1.750%, 1/15/2018	156,367
144,000	5.875%, 10/1/2019	162,993
	Hughes Satellite Systems Corporation
270,000	6.500%, 6/15/2019	289,575
	Intelsat Jackson Holdings SA
270,000	7.250%, 4/1/2019	290,925
	Level 3 Financing, Inc.
270,000	8.625%, 7/15/2020	305,775
	NBC Universal Enterprise, Inc.
150,000	0.929%, 4/15/2018[e,f]	150,893
	NBC Universal Media, LLC
249,000	2.875%, 4/1/2016	261,186
	Nippon Telegraph & Telephone Corporation
156,000	1.400%, 7/18/2017	155,657
	SBA Tower Trust
145,000	5.101%, 4/17/2017[e]	156,814
	Sprint Nextel Corporation
269,675	9.000%, 11/15/2018[e]	326,981
	Telefonica Emisiones SAU
166,000	3.729%, 4/27/2015	171,642
	Univision Communications, Inc.
270,000	6.875%, 5/15/2019[e]	290,925
	UPCB Finance V, Ltd.
270,000	7.250%, 11/15/2021[e]	296,325
	Verizon Communications, Inc.
288,000	2.500%, 9/15/2016	298,859
121,000	1.100%, 11/1/2017	117,704
144,000	5.500%, 2/15/2018	163,983
144,000	2.002%, 9/14/2018[f]	152,034
72,000	3.650%, 9/14/2018	76,576
216,000	6.400%, 9/15/2033	244,486
72,000	6.550%, 9/15/2043	83,535
	Vodafone Group plc
96,000	0.648%, 2/19/2016[f]	95,991
	Wind Acquisition Finance SA
270,000	11.750%, 7/15/2017[e]	286,875

	Total	7,586,662

Consumer Cyclical (0.4%)
	Amazon.com, Inc.
80,000	1.200%, 11/29/2017	78,493
	American Honda Finance Corporation
200,000	0.637%, 5/26/2016[e,f]	200,232
	Chrysler Group, LLC
275,000	8.000%, 6/15/2019	304,563
	Cinemark USA, Inc.
270,000	4.875%, 6/1/2023	257,175
	Daimler Finance North America, LLC
180,000	1.125%, 8/1/2018[e,f]	180,999
	Federated Retail Holdings, Inc.
104,000	5.900%, 12/1/2016	117,299
	Ford Motor Company
96,000	7.450%, 7/16/2031	119,804
	Ford Motor Credit Company, LLC
222,000	12.000%, 5/15/2015	258,309
150,000	1.516%, 5/9/2016[f]	152,046
160,000	1.700%, 5/9/2016	161,432
175,000	2.375%, 1/16/2018	176,002
155,000	5.000%, 5/15/2018	171,764
	Gap, Inc.
160,000	5.950%, 4/12/2021	177,576
	General Motors Company
216,000	3.500%, 10/2/2018[e]	220,320
144,000	4.875%, 10/2/2023[e]	145,800
	General Motors Financial Company, Inc.
128,000	2.750%, 5/15/2016[e]	128,960
270,000	3.250%, 5/15/2018[e]	268,988
	Home Depot, Inc.
144,000	4.875%, 2/15/2044	148,807
	Hyundai Capital America
162,000	1.625%, 10/2/2015[e]	163,058
	Jaguar Land Rover Automotive plc
270,000	5.625%, 2/1/2023[e]	267,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Consumer Cyclical (0.4%) - continued
	L Brands, Inc.
$270,000	5.625%, 2/15/2022	$278,100
	Lennar Corporation
270,000	4.125%, 12/1/2018	270,675
	Macy’s Retail Holdings, Inc.
80,000	3.875%, 1/15/2022	79,895
57,000	4.375%, 9/1/2023	57,944
	Toll Brothers Finance Corporation
128,000	8.910%, 10/15/2017	154,880
64,000	4.375%, 4/15/2023	60,320
	Toyota Motor Credit Corporation
200,000	0.553%, 5/17/2016[f]	200,455
105,000	1.750%, 5/22/2017	106,629
	TRW Automotive, Inc.
100,000	7.250%, 3/15/2017[e]	114,750
	Viacom, Inc.
108,000	2.500%, 9/1/2018	109,121
	Walgreen Company
232,000	5.250%, 1/15/2019	262,878
	Western Union Company
160,000	2.375%, 12/10/2015	163,723
	Wynn Las Vegas, LLC
270,000	5.375%, 3/15/2022[h]	277,779

	Total	5,836,751

Consumer Non-Cyclical (0.6%)
	AbbVie, Inc.
80,000	1.750%, 11/6/2017	80,244
	Altria Group, Inc.
164,000	9.700%, 11/10/2018	220,228
216,000	4.000%, 1/31/2024	216,810
	Anheuser-Busch InBev Worldwide, Inc.
275,000	7.750%, 1/15/2019	348,266
	Avon Products, Inc.
64,000	2.375%, 3/15/2016	65,328
	Biomet, Inc.
270,000	3.690%, 8/1/2020	286,875
	Boston Scientific Corporation
180,000	6.000%, 1/15/2020	209,831
	Bunge Limited Finance Corporation
83,000	3.200%, 6/15/2017	86,420
97,000	8.500%, 6/15/2019	121,167
	Celgene Corporation
202,000	1.900%, 8/15/2017	203,759
72,000	2.300%, 8/15/2018	72,516
	CHS/Community Health Systems, Inc.
270,000	7.125%, 7/15/2020	284,175
	ConAgra Foods, Inc.
228,000	1.900%, 1/25/2018	226,429
	Coventry Health Care, Inc.
252,000	5.950%, 3/15/2017	286,476
	CVS Caremark Corporation
101,000	6.125%, 9/15/2039	116,633
	Edwards Lifesciences Corporation
144,000	2.875%, 10/15/2018	144,552
	Endo Pharmaceuticals Holdings, Inc.
270,000	7.000%, 7/15/2019	288,225
	Express Scripts Holding Company
166,000	3.125%, 5/15/2016	174,203
	Fresenius Medical Care US Finance II, Inc.
270,000	5.875%, 1/31/2022[e]	286,200
	Gilead Sciences, Inc.
133,000	2.400%, 12/1/2014	135,487
145,000	3.050%, 12/1/2016	153,309
	Hawk Acquisition Sub, Inc.
269,675	4.250%, 10/15/2020[e]	260,911
	Heineken NV
80,000	1.400%, 10/1/2017[e]	79,034
	IMS Health, Inc.
363,000	6.000%, 11/1/2020[e]	377,520
	Kraft Foods, Inc.
180,000	6.500%, 8/11/2017	210,019
	Lorillard Tobacco Company
166,000	2.300%, 8/21/2017[h]	167,681
180,000	8.125%, 6/23/2019	222,104
	Mallinckrodt International Finance SA
142,000	3.500%, 4/15/2018[e]	141,761
	Mattel, Inc.
128,000	1.700%, 3/15/2018	126,292
	Medco Health Solutions, Inc.
192,000	7.125%, 3/15/2018	231,190
	Merck & Company, Inc.
200,000	0.623%, 5/18/2018[f]	200,629
	Mylan, Inc.
210,000	1.800%, 6/24/2016[e]	211,533
160,000	7.875%, 7/15/2020[e]	183,181
	PepsiCo, Inc.
150,000	0.472%, 2/26/2016[f]	150,071
	Pernod Ricard SA
144,000	2.950%, 1/15/2017[e]	150,251
108,000	5.750%, 4/7/2021[e]	121,036
	Roche Holdings, Inc.
64,000	7.000%, 3/1/2039[e]	86,283
	SABMiller Holdings, Inc.
216,000	2.450%, 1/15/2017[e]	223,052
210,000	3.750%, 1/15/2022[e]	215,312
	Safeway, Inc.
64,000	3.400%, 12/1/2016	66,045
185,000	5.000%, 8/15/2019	191,159
	Spectrum Brands Escrow Corporation
270,000	6.375%, 11/15/2020[e]	286,875
	Tyson Foods, Inc.
210,000	4.500%, 6/15/2022	217,804
	Valeant Pharmaceuticals International
270,000	6.875%, 12/1/2014[e]	288,562
	Watson Pharmaceuticals, Inc.
252,000	1.875%, 10/1/2017	251,376
	WM Wrigley Jr. Company
210,000	1.400%, 10/21/2016[e]	211,302
180,000	2.000%, 10/20/2017[e]	181,569

	Total	9,059,685

Energy (0.3%)
	BP Capital Markets plc
150,000	1.846%, 5/5/2017	152,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Energy (0.3%) - continued
$243,000	1.375%, 11/6/2017	$241,534
144,000	2.241%, 9/26/2018	145,467
	CNOOC, Ltd.
250,000	1.125%, 5/9/2016	248,516
	Concho Resources, Inc.
269,675	5.500%, 10/1/2022	281,136
	Continental Resources, Inc.
252,000	4.500%, 4/15/2023	254,205
	EQT Corporation
160,000	8.125%, 6/1/2019	197,062
	Hess Corporation
216,000	8.125%, 2/15/2019	272,163
	Linn Energy, LLC
269,675	7.000%, 11/1/2019[e]	269,001
	Lukoil International Finance BV
170,000	3.416%, 4/24/2018[e]	171,275
	MEG Energy Corporation
270,000	6.500%, 3/15/2021[e]	281,812
	Murphy Oil Corporation
120,000	2.500%, 12/1/2017	120,876
	Oasis Petroleum, Inc.
270,000	6.875%, 1/15/2023	292,950
	Offshore Group Investment, Ltd.
270,000	7.500%, 11/1/2019	293,625
	Petrobras Global Finance BV
288,000	2.000%, 5/20/2016	286,186
	Petroleos Mexicanos
126,000	3.500%, 7/18/2018	128,835
	Pioneer Natural Resources Company
83,000	5.875%, 7/15/2016	92,631
	Range Resources Corporation
270,000	5.000%, 8/15/2022	269,662
	Sinopec Capital 2013, Ltd.
200,000	1.250%, 4/24/2016[e]	198,806
	Suncor Energy, Inc.
145,000	6.100%, 6/1/2018	170,497
	Transocean, Inc.
83,000	5.050%, 12/15/2016	91,426
236,000	6.000%, 3/15/2018	266,989
64,000	6.375%, 12/15/2021	72,107
	Weatherford International, Ltd.
249,000	6.750%, 9/15/2040	267,592

	Total	5,066,935

Financials (1.8%)
	Abbey National Treasury Services plc
144,000	3.050%, 8/23/2018	149,071
	Aetna, Inc.
168,000	1.500%, 11/15/2017	166,432
	American Express Credit Corporation
105,000	2.375%, 3/24/2017	109,042
	American International Group, Inc.
299,000	2.375%, 8/24/2015	305,314
180,000	3.800%, 3/22/2017	192,297
144,000	8.250%, 8/15/2018	182,169
	American Tower Trust I
64,000	1.551%, 3/15/2018[e]	62,771
	ANZ National International, Ltd. of London
250,000	3.125%, 8/10/2015[e]	259,983
	Associated Banc Corporation
83,000	1.875%, 3/12/2014	83,307
	Aviation Capital Group Corporation
144,000	3.875%, 9/27/2016[e]	145,772
	Bank Nederlandse Gemeenten NV
75,000	1.375%, 3/19/2018[e]	74,445
	Bank of America Corporation
352,000	7.750%, 8/15/2015	389,799
165,000	5.750%, 8/15/2016	182,595
340,000	5.750%, 12/1/2017	388,745
398,000	1.320%, 3/22/2018[f,h]	402,616
165,000	5.650%, 5/1/2018	188,212
216,000	2.600%, 1/15/2019	217,459
	Bank of Montreal
168,000	1.300%, 7/15/2016	169,398
150,000	0.843%, 4/9/2018[f]	150,271
	Bank of Nova Scotia
150,000	0.654%, 3/15/2016[f]	150,358
128,000	0.950%, 3/15/2016	128,011
	BB&T Corporation
84,000	1.114%, 6/15/2018[f]	84,609
168,000	2.050%, 6/19/2018	168,282
	BBVA Banco Continental SA
216,000	2.250%, 7/29/2016[e]	215,460
	BBVA US Senior SAU
264,000	4.664%, 10/9/2015	277,965
	Berkshire Hathaway Finance Corporation
190,000	1.600%, 5/15/2017	191,559
150,000	1.300%, 5/15/2018	147,583
	BNP Paribas SA
243,000	2.375%, 9/14/2017	248,448
	Capital One Financial Corporation
162,000	2.150%, 3/23/2015	164,716
100,000	0.700%, 3/22/2016[f]	99,769
208,000	6.150%, 9/1/2016	233,295
	Chesapeake Funding, LLC
500,000	0.624%, 1/7/2025[e,f]	498,670
	Citigroup, Inc.
287,000	5.000%, 9/15/2014	296,995
252,000	1.198%, 7/25/2016[f]	254,313
374,000	6.000%, 8/15/2017	430,059
242,000	8.500%, 5/22/2019	313,119
128,000	4.050%, 7/30/2022	126,663
	CNA Financial Corporation
201,000	7.350%, 11/15/2019	247,749
	CoBank ACB
85,000	0.854%, 6/15/2022[f,g]	77,775
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
172,000	3.950%, 11/9/2022	168,128
	Credit Agricole SA
160,000	1.625%, 4/15/2016[e]	161,216
	CyrusOne, LP
270,000	6.375%, 11/15/2022	272,025
	DDR Corporation
160,000	9.625%, 3/15/2016	189,357

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Financials (1.8%) - continued
	Discover Financial Services
$282,000	6.450%, 6/12/2017	$321,804
	DnB Boligkreditt AS
200,000	1.450%, 3/21/2018[e]	198,200
	Eksportfinans ASA
104,000	3.000%, 11/17/2014	104,364
154,000	5.500%, 5/25/2016[h]	161,238
	Fifth Third Bancorp
188,000	5.450%, 1/15/2017	208,086
	Fifth Third Capital Trust IV
144,000	6.500%, 4/15/2037	142,200
	General Electric Capital Corporation
90,000	1.136%, 5/9/2016[f]	90,783
93,000	1.600%, 11/20/2017	93,178
64,000	0.959%, 4/2/2018[f]	64,475
530,000	6.000%, 8/7/2019	627,252
150,000	1.254%, 3/15/2023[f]	148,689
183,000	6.750%, 3/15/2032	224,019
	Genworth Financial, Inc.
144,000	6.515%, 5/22/2018[h]	166,950
	Goldman Sachs Group, Inc.
250,000	3.700%, 8/1/2015	261,130
384,000	0.700%, 3/22/2016[f]	382,034
128,000	2.375%, 1/22/2018	128,735
150,000	1.436%, 4/30/2018[f]	150,664
179,000	7.500%, 2/15/2019	219,793
192,000	5.250%, 7/27/2021	211,924
	Hartford Financial Services Group, Inc.
245,000	4.000%, 10/15/2017	263,581
128,000	5.125%, 4/15/2022	143,157
	HCP, Inc.
84,000	6.000%, 1/30/2017	94,726
75,000	6.700%, 1/30/2018	87,943
	Health Care REIT, Inc.
200,000	4.700%, 9/15/2017	218,865
80,000	2.250%, 3/15/2018	79,864
	HSBC Bank plc
200,000	0.904%, 5/15/2018[e,f]	200,445
	HSBC Finance Corporation
308,000	6.676%, 1/15/2021	357,950
	HSBC USA, Inc.
160,000	1.625%, 1/16/2018	158,801
	Huntington Bancshares, Inc.
72,000	2.600%, 8/2/2018	72,659
	Huntington National Bank
160,000	1.350%, 8/2/2016	160,265
	Icahn Enterprises, LP
269,675	8.000%, 1/15/2018	282,822
	ING Bank NV
162,000	3.750%, 3/7/2017[e]	171,328
	ING Capital Funding Trust III
130,000	3.848%, 12/29/2049[f,j]	128,375
	ING US, Inc.
180,000	2.900%, 2/15/2018	183,701
	International Lease Finance Corporation
147,000	2.204%, 6/15/2016[f]	147,735
	Intesa Sanpaolo SPA
360,000	3.875%, 1/15/2019[c]	361,430
	J.P. Morgan Chase & Company
100,000	0.689%, 4/23/2015[f]	100,198
128,000	1.125%, 2/26/2016	128,550
302,000	3.450%, 3/1/2016	318,252
324,000	2.000%, 8/15/2017	328,122
274,000	1.138%, 1/25/2018[f]	276,074
115,000	1.800%, 1/25/2018	114,206
242,000	6.300%, 4/23/2019	286,797
72,000	3.200%, 1/25/2023	69,134
244,000	7.900%, 4/29/2049[j]	269,010
	J.P. Morgan Chase Bank NA
228,000	0.584%, 6/13/2016[f]	225,840
	KeyBank NA
240,000	7.413%, 5/6/2015	261,848
	Liberty Mutual Group, Inc.
83,000	4.950%, 5/1/2022[e]	87,750
72,000	6.500%, 5/1/2042[e]	80,437
	Liberty Property, LP
193,000	5.500%, 12/15/2016	214,098
	Lloyds TSB Bank plc
160,000	6.500%, 9/14/2020[e]	180,773
	Merrill Lynch & Company, Inc.
128,000	6.400%, 8/28/2017	148,745
	Morgan Stanley
166,000	4.750%, 4/1/2014[h]	168,821
64,000	1.512%, 2/25/2016[f]	64,672
64,000	1.750%, 2/25/2016	64,628
292,000	4.750%, 3/22/2017	320,013
135,000	6.250%, 8/28/2017	155,493
100,000	1.518%, 4/25/2018[f]	100,789
144,000	4.875%, 11/1/2022	148,242
150,000	4.100%, 5/22/2023	144,892
	Murray Street Investment Trust I
402,000	4.647%, 3/9/2017	437,066
	National City Corporation
216,000	6.875%, 5/15/2019	259,181
	Nederlandse Waterschapsbank NV
100,000	0.750%, 3/29/2016[e]	100,174
	Nomura Holdings, Inc.
150,000	1.704%, 9/13/2016[f]	152,618
307,000	2.000%, 9/13/2016	309,244
	Nordea Eiendomskreditt AS
150,000	2.125%, 9/22/2016[e]	155,105
	PNC Bank NA
216,000	1.150%, 11/1/2016	216,640
	Prologis, LP
216,000	7.375%, 10/30/2019	267,548
	Prudential Covered Trust
127,500	2.997%, 9/30/2015[e]	131,926
	Realty Income Corporation
81,000	2.000%, 1/31/2018	79,891
	Regions Bank
369,000	7.500%, 5/15/2018	439,014
	Reinsurance Group of America, Inc.
150,000	5.625%, 3/15/2017	166,559
81,000	5.000%, 6/1/2021	87,103
	Royal Bank of Canada
300,000	1.125%, 7/22/2016	301,868
252,000	2.200%, 7/27/2018	254,818
	Royal Bank of Scotland Group plc
214,000	5.050%, 1/8/2015	221,214
128,000	2.550%, 9/18/2015	131,095
64,000	6.125%, 12/15/2022	66,168
	Santander US Debt SAU
210,000	3.724%, 1/20/2015[e]	212,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Financials (1.8%) - continued
	Simon Property Group, LP
$128,000	10.350%, 4/1/2019	$175,794
	SLM Corporation
108,000	3.875%, 9/10/2015	111,780
80,000	6.250%, 1/25/2016	87,100
	SpareBank 1 Boligkreditt AS
200,000	1.250%, 5/2/2018[e]	195,880
	Svensk Exportkredit AB
100,000	1.125%, 4/5/2018	98,637
	Svenska Handelsbanken AB
160,000	3.125%, 7/12/2016	168,219
51,000	1.625%, 3/21/2018	50,245
	Swedbank Hypotek AB
200,000	1.375%, 3/28/2018[e,h]	197,840
	Swiss RE Capital I, LP
170,000	6.854%, 5/29/2049[e,j]	181,050
	Toronto-Dominion Bank
140,000	0.716%, 9/9/2016[f]	140,595
	UBS AG London
200,000	0.750%, 3/24/2016[e]	198,998
	UBS AG/Stamford, Connecticut
162,000	5.875%, 12/20/2017	187,841
	Union Bank NA
288,000	1.500%, 9/26/2016	291,287
	Ventas Realty, LP
216,000	1.550%, 9/26/2016	217,550
	Wachovia Corporation
386,000	5.625%, 10/15/2016	433,996
150,000	0.524%, 6/15/2017[f]	148,513
	Wells Fargo & Company
426,000	1.250%, 7/20/2016	428,539
215,000	2.100%, 5/8/2017	220,948
179,000	1.500%, 1/16/2018	178,340

	Total	27,945,546

Foreign Government (0.1%)
	Asian Development Bank
200,000	0.500%, 6/20/2016	199,940
	Denmark Government International Bond
200,000	0.375%, 4/25/2016[e]	199,320
	Export-Import Bank of Korea
160,000	1.250%, 11/20/2015	160,331
	International Finance Corporation
125,000	0.500%, 5/16/2016	124,972
	Kommunalbanken AS
200,000	0.332%, 3/18/2016[e,f]	199,868
	Kommuninvest i Sverige AB
200,000	0.500%, 6/15/2016[e]	199,212
	Mexico Government International Bond
144,000	4.000%, 10/2/2023	146,232
	Province of Ontario
240,000	1.000%, 7/22/2016	241,568

	Total	1,471,443

Mortgage-Backed Securities (3.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,575,000	3.000%, 12/1/2028[c]	4,729,406
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,386,789	1.967%, 6/1/2043[f]	1,411,127
4,500,000	3.500%, 11/1/2043[c]	4,599,141
	Federal National Mortgage Association
670,713	2.074%, 1/1/2043[f]	684,970
1,181,926	2.060%, 3/1/2043[f]	1,208,143
980,443	1.754%, 7/1/2043[f]	988,776
3,183,839	1.760%, 7/1/2043[f]	3,196,780
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,750,000	2.500%, 11/1/2028[c]	2,778,789
1,400,000	3.500%, 11/1/2028[c]	1,478,203
	Federal National Mortgage Association Conventional 30-Yr. Pass Though
3,505,001	1.979%, 7/1/2043[f]	3,565,320
2,425,948	2.023%, 7/1/2043[f]	2,471,204
2,086,837	2.120%, 8/1/2043[f]	2,132,314
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,875,000	3.500%, 11/1/2043[c]	9,102,422
8,300,000	4.000%, 11/1/2043[c]	8,743,531
4,104,000	4.500%, 11/1/2043[c]	4,393,204

	Total	51,483,330

Technology (0.1%)
	Apple, Inc.
200,000	0.516%, 5/3/2018[f]	199,379
64,000	2.400%, 5/3/2023	58,485
	Computer Sciences Corporation
124,000	2.500%, 9/15/2015	126,987
	EMC Corporation
252,000	1.875%, 6/1/2018	252,925
	First Data Corporation
270,000	7.375%, 6/15/2019[e]	290,587
	Hewlett-Packard Company
166,000	2.125%, 9/13/2015	168,878
	Intel Corporation
160,000	4.000%, 12/15/2032	150,472
	Iron Mountain, Inc.
270,000	6.000%, 8/15/2023	274,725
	Oracle Corporation
162,000	1.200%, 10/15/2017	159,894
170,000	0.824%, 1/15/2019[f]	170,702
	Samsung Electronics America, Inc.
128,000	1.750%, 4/10/2017[e]	129,534
	Tyco Electronics Group SA
294,000	6.550%, 10/1/2017	340,517
	Xerox Corporation
166,000	7.200%, 4/1/2016	187,569

	Total	2,510,654

Transportation (0.1%)
	American Airlines Pass Through Trust
160,000	4.950%, 1/15/2023[e]	164,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Transportation (0.1%) - continued
	Avis Budget Car Rental, LLC
$270,000	8.250%, 1/15/2019	$294,300
	Canadian National Railway Company
85,000	0.438%, 11/6/2015[c,f]	84,966
	Canadian Pacific Railway Company
90,000	7.125%, 10/15/2031	110,216
104,000	5.750%, 3/15/2033	113,376
	Continental Airlines, Inc.
185,324	4.150%, 4/11/2024	183,008
	CSX Corporation
174,000	6.250%, 4/1/2015	187,285
126,000	3.700%, 11/1/2023	125,754
	Delta Air Lines, Inc.
250,000	6.750%, 5/23/2017	253,908
106,771	4.950%, 5/23/2019	114,512
41,465	4.750%, 5/7/2020	43,745
	ERAC USA Finance, LLC
162,000	1.400%, 4/15/2016[e]	162,247
84,000	2.800%, 11/1/2018[e]	85,132
	Kansas City Southern de Mexico SA de CV
283,000	0.937%, 10/28/2016[e,f]	283,423
128,000	2.350%, 5/15/2020	122,079
	Virgin Australia Holdings, Ltd.
75,000	5.000%, 10/23/2023[e]	76,875

	Total	2,405,626

U.S. Government and Agencies (1.8%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	692,571
1,175,000	4.375%, 5/15/2040	1,344,457
2,130,000	3.000%, 5/15/2042	1,888,377
569,000	2.875%, 5/15/2043	488,184
	U.S. Treasury Notes
3,375,000	0.375%, 2/15/2016	3,374,210
6,250,000	1.000%, 5/31/2018	6,199,706
1,685,000	1.625%, 8/15/2022	1,582,847
200,000	1.750%, 5/15/2023	186,797
	U.S. Treasury Notes, TIPS
5,969,083	0.125%, 4/15/2018	6,174,742
6,991,073	0.125%, 1/15/2023	6,832,690

	Total	28,764,581

U.S. Municipals (1.8%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
1,086,000	5.125%, 6/1/2024, Ser. A-2	927,607
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
1,885,000	5.000%, 11/1/2038, Ser. A, AMT	1,794,633
	Los Angeles Department Of Water and Power Power System Rev.
2,360,000	5.000%, 7/1/2043, Ser. B	2,464,336
	Massachusetts Bay Transportation Auth. Assessment Rev.
1,405,000	5.000%, 7/1/2041, Ser. A	1,484,748
	Massachusetts Development Finance Agency Rev. (Boston University)
1,346,000	5.000%, 10/1/2048	1,364,844
	Massachusetts School Building Auth. Sales Tax Rev.
1,885,000	5.000%, 5/15/2043, Ser. A	1,984,226
	Metropolitan Transportation Auth. Transportation Rev.
1,888,000	5.000%, 11/15/2043, Ser. A	1,916,565
	Miami-Dade County Expressway Auth. Toll System Rev.
803,000	5.000%, 7/1/2040, Ser. A	810,187
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
2,361,000	5.000%, 6/15/2042, Ser. A	2,402,199
	New Jersey Turnpike Auth. Turnpike Rev.
755,000	5.000%, 1/1/2043, Ser. A	773,611
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
1,888,000	5.000%, 6/15/2047, Ser. EE	1,963,898
	New York City Transitional Finance Auth. Future Tax Rev.
1,764,000	5.000%, 5/1/2042, Ser. I	1,846,767
	New York State Dormitory Auth. Personal Income Tax Rev.
1,133,000	5.000%, 3/15/2042, Ser. B	1,180,869
	North Texas Tollway Auth. Rev.
1,888,000	5.000%, 1/1/2042, Ser. B	1,879,391
	San Diego County Regional Airport Auth. Airport Rev.
1,629,000	5.000%, 7/1/2038, Ser. B, AMT	1,606,178
	South Carolina Public Service Auth. Rev. Obligations
1,888,000	5.000%, 12/1/2043, Ser. D	1,915,640
	State of California Various Purpose G.O.
944,000	5.000%, 9/1/2036	979,391
472,000	5.000%, 4/1/2042	483,035
472,000	5.000%, 2/1/2043	483,545
	University of Massachusetts Building Auth. Proj. Rev.
1,511,000	5.000%, 11/1/2039, Ser. 2	1,586,867

	Total	29,848,537

Utilities (0.4%)
	AES Corporation
270,000	7.375%, 7/1/2021	305,775
	American Electric Power Company, Inc.
160,000	1.650%, 12/15/2017	158,043
	Atlas Pipeline Partners, LP
270,000	4.750%, 11/15/2021[e]	253,800
	Dayton Power and Light Company
144,000	1.875%, 9/15/2016[e]	145,319
	DCP Midstream Operating, LP
80,000	2.500%, 12/1/2017	80,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (14.1%)	Value
Utilities (0.4%) - continued
	Duke Energy Corporation
$216,000	2.100%, 6/15/2018	$217,031
	Enel Finance International NV
192,000	3.875%, 10/7/2014[e]	196,800
108,000	6.250%, 9/15/2017[e]	121,369
	Energy Transfer Partners, LP
64,000	9.700%, 3/15/2019	84,004
249,000	4.650%, 6/1/2021	260,748
	Enterprise Products Operating, LLC
249,000	1.250%, 8/13/2015	250,365
	Exelon Corporation
183,000	4.900%, 6/15/2015	193,899
	Exelon Generation Company, LLC
192,000	5.200%, 10/1/2019	209,904
	Iberdrola Finance Ireland, Ltd.
210,000	3.800%, 9/11/2014[e]	214,719
	ITC Holdings Corporation
214,000	5.875%, 9/30/2016[e]	238,447
84,000	4.050%, 7/1/2023	84,041
	Korea Western Power Company, Ltd.
252,000	2.875%, 10/10/2018[e]	252,966
	MidAmerican Energy Holdings Company
166,000	6.500%, 9/15/2037	196,153
	NextEra Energy Capital Holdings, Inc.
249,000	1.200%, 6/1/2015	250,642
	NiSource Finance Corporation
216,000	6.800%, 1/15/2019	255,071
	Northeast Utilities
96,000	1.450%, 5/1/2018	93,983
	NRG Energy, Inc.
270,000	6.625%, 3/15/2023	279,112
	ONEOK Partners, LP
141,000	8.625%, 3/1/2019	179,809
108,000	5.000%, 9/15/2023	115,422
	Pacific Gas & Electric Company
245,000	5.625%, 11/30/2017	281,704
	PPL Capital Funding, Inc.
304,000	1.900%, 6/1/2018	300,170
72,000	3.500%, 12/1/2022	68,788
	Sempra Energy
245,000	6.150%, 6/15/2018	287,314
	Spectra Energy Partners, LP
72,000	2.950%, 9/25/2018	73,652
72,000	4.750%, 3/15/2024	75,701
	Williams Partners, LP
83,000	7.250%, 2/1/2017	96,765

	Total	5,821,605

	Total Long-Term Fixed Income (cost $223,901,264)	226,995,092

Shares	Collateral Held for Securities Loaned (0.1%)	Value
2,115,760	Thrivent Cash Management Trust	2,115,760

	Total Collateral Held for Securities Loaned (cost $2,115,760)	2,115,760

Shares or Principal Amount	Short-Term Investments (8.2%)	Value
	Fairway Finance, LLC
2,000,000	0.140%, 12/9/2013[e,k]	1,999,705
	Federal Home Loan Bank Discount Notes
34,575,000	0.078%, 11/6/2013[k]	34,574,627
33,000,000	0.020%, 11/20/2013[k]	32,999,651
7,600,000	0.093%, 11/22/2013[k,l]	7,599,588
6,000,000	0.025%, 11/27/2013[k]	5,999,892
9,000,000	0.033%, 12/4/2013[k,l]	8,999,725
5,000,000	0.050%, 12/26/2013[k]	4,999,618
17,500,000	0.048%, 1/3/2014[k]	17,498,530
10,000,000	0.050%, 1/24/2014[k]	9,998,833
	Federal National Mortgage Association Discount Notes
1,900,000	0.100%, 12/4/2013[k,l]	1,899,826
100,000	0.080%, 12/16/2013[k,l]	99,990
	Novartis Finance Corporation
2,500,000	0.060%, 11/6/2013[e,k]	2,499,979
	U.S. Treasury Bills
3,000,000	0.062%, 12/26/2013[k,m]	2,999,715

	Total Short-Term Investments (at amortized cost)	132,169,679

	Total Investments (cost $1,430,361,216) 102.1%	$1,650,521,947

	Other Assets and Liabilities, Net (2.1%)	(34,057,614)

	Total Net Assets 100.0%	$1,616,464,333

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $26,339,667 or 1.6% of total net assets.

f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

g

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderate Allocation Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB	10/18/2013	$78,178
Edlinc Student Loan Funding Trust	2/28/2013	$79,012
FNA Trust	4/29/2013	$192,603

h	All or a portion of the security is on loan.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At October 31, 2013, $9,799,428 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At October 31, 2013, $999,905 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$212,229,768
Gross unrealized depreciation	(3,696,374)

Net unrealized appreciation (depreciation)	$208,533,394

Cost for federal income tax purposes	$1,441,988,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	5,348,609	–	5,348,609	–
Capital Goods	2,594,981	–	2,594,981	–
Communications Services	26,429,860	–	26,429,860	–
Consumer Cyclical	6,994,748	–	6,994,748	–
Consumer Non-Cyclical	7,929,032	–	7,929,032	–
Energy	3,619,422	–	3,619,422	–
Financials	2,112,610	–	2,112,610	–
Technology	4,307,290	–	4,307,290	–
Transportation	2,575,302	–	2,575,302	–
Utilities	2,016,860	–	2,016,860	–

Mutual Funds
Equity Mutual Funds	621,526,684	621,526,684	–	–
Fixed Income Mutual Funds	354,429,325	354,429,325	–	–

Common Stock
Consumer Discretionary	38,850,339	36,882,305	1,968,034	–
Consumer Staples	14,549,711	13,265,522	1,284,189	–
Energy	21,561,174	21,210,890	350,284	–
Financials	54,834,003	51,676,671	3,157,332	–
Health Care	29,182,188	27,705,395	1,476,793	–
Industrials	30,805,904	28,997,862	1,808,042	–
Information Technology	40,945,125	40,632,644	312,481	–
Materials	9,419,090	9,066,314	352,776	–
Telecommunications Services	2,957,610	2,125,034	832,576	–
Utilities	6,251,549	5,762,903	488,646	–

Long-Term Fixed Income
Asset-Backed Securities	10,422,569	–	10,153,949	268,620
Basic Materials	2,997,533	–	2,997,533	–
Capital Goods	1,970,441	–	1,970,441	–
Collateralized Mortgage Obligations	14,271,692	–	14,271,692	–
Commercial Mortgage-Backed
Securities	19,531,502	–	19,531,502	–
Communications Services	7,586,662	–	7,586,662	–
Consumer Cyclical	5,836,751	–	5,836,751	–
Consumer Non-Cyclical	9,059,685	–	9,059,685	–
Energy	5,066,935	–	5,066,935	–
Financials	27,945,546	–	27,867,771	77,775
Foreign Government	1,471,443	–	1,471,443	–
Mortgage-Backed Securities	51,483,330	–	51,483,330	–
Technology	2,510,654	–	2,510,654	–
Transportation	2,405,626	–	2,405,626	–
U.S. Government and Agencies	28,764,581	–	28,764,581	–
U.S. Municipals	29,848,537	–	29,848,537	–
Utilities	5,821,605	–	5,821,605	–
Collateral Held for Securities Loaned	2,115,760	2,115,760	–	–
Short-Term Investments	132,169,679	–	132,169,679	–

Total	$1,650,521,947	$1,215,397,309	$434,778,243	$346,395

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	8,645,010	3,856,943	4,788,067	–
Credit Default Swaps	47,257	–	47,257	–

Total Asset Derivatives	$8,692,267	$3,856,943	$4,835,324	$–

Liability Derivatives
Futures Contracts	3,939,718	3,939,718	–	–

Total Liability Derivatives	$3,939,718	$3,939,718	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2013	($21,968,445)	($22,042,188)	($73,743)
5-Yr. U.S. Treasury Bond Futures	(250)	December 2013	(29,891,815)	(30,421,875)	(530,060)
30-Yr. U.S. Treasury Bond Futures	310	December 2013	40,715,087	41,791,875	1,076,788
Eurex EURO STOXX 50 Futures	1,685	December 2013	65,150,495	69,938,562	4,788,067
Russell 2000 Index Mini-Futures	(168)	December 2013	(17,576,614)	(18,443,040)	(866,426)
S&P 400 Index Mini-Futures	(409)	December 2013	(50,144,271)	(52,613,760)	(2,469,489)
S&P 500 Index Futures	153	December 2013	64,195,595	66,975,750	2,780,155
Total Futures Contracts					$4,705,292

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Buy	12/20/2018	$12,500,000	$23,550	$23,550
CDX HY 21, 5 Year, at 5.00%; JP Morgan	Buy	12/20/2018	12,503,000	23,707	23,707
Total Credit Default Swaps				$47,257	$47,257

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,076,788
Total Interest Rate Contracts		1,076,788

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,568,222
Total Equity Contracts		7,568,222

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	47,257
Total Credit Contracts		47,257

Total Asset Derivatives		$8,692,267

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	603,803
Total Interest Rate Contracts		603,803

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,335,915
Total Equity Contracts		3,335,915

Total Liability Derivatives		$3,939,718

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,826,144)

Total Interest Rate Contracts		(3,826,144)

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	33,300
Futures	Net realized gains/(losses) on Futures contracts	5,168,847

Total Equity Contracts		5,202,147

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	100,179

Total Foreign Exchange Contracts		100,179

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,003,660)

Total Credit Contracts		(1,003,660)

Total		$472,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	467,631

Total Interest Rate Contracts		467,631

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,621,892

Total Equity Contracts		4,621,892

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	47,257

Total Credit Contracts		47,257

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	39

Total Foreign Exchange Contracts		39

Total		$5,136,819

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$192,930,715	12.9%	N/A	N/A	N/A	N/A	1
Interest Rate Contracts	103,148,751	6.9	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$48,860	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$9,223,561	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Growth and Income Plus^, ^^	$11,094,557	$220,859	$12,917,331	–	$–	$220,859
Natural Resources	24,652,493	226,310	–	2,764,537	28,391,795	226,310
Partner Small Cap
Growth	28,058,568	812,949	4,000,000	1,972,795	34,662,005	–
Partner Small Cap Value	26,582,148	1,065,891	3,000,000	1,500,337	32,557,322	614,596
Small Cap Stock	14,200,780	–	–	882,584	18,516,616	–
Mid Cap Growth	15,337,507	1,010,555	3,000,000	661,623	16,342,089	–
Partner Mid Cap Value	28,335,335	925,873	3,000,000	2,065,352	33,727,203	319,947
Mid Cap Stock	43,518,716	193,283	–	2,628,283	58,058,777	193,283
Partner Worldwide Allocation	135,117,892	3,264,811	5,000,000	15,196,494	157,435,673	3,264,811
Large Cap Growth	66,351,241	436,953	–	11,301,004	86,452,682	436,953
Large Cap Value	99,845,770	2,097,099	7,000,000	6,465,916	121,106,616	2,097,099
Large Cap Stock	34,198,749	2,386,257	8,000,000	1,235,168	34,275,906	544,550
High Yield	46,137,766	2,976,081	1,709,108	9,458,322	48,237,443	2,976,089
Income	191,596,078	6,557,366	24,385,501	18,535,053	168,298,285	6,557,536
Government Bond	24,948,651	1,196,153	683,643	2,367,882	23,726,175	265,318
Limited Maturity Bond	132,332,229	1,713,554	19,027,323	9,111,526	114,167,422	1,714,232
Cash Management Trust- Collateral Investment	1,032,781	9,648,123	8,565,144	2,115,760	2,115,760	4,950
Cash Management Trust- Short Term Investment	122,091,058	166,221,954	288,313,012	–	–	79,970
Total Value and Income Earned	1,045,432,319				978,071,769	19,516,503

^	Prior to August 16, 2013, the Growth and Income Plus Fund was known as the Equity Income Plus Fund.
^^

On August 6, 2013, the Thrivent Asset Allocation Funds, as the shareholders of the Thrivent Growth and Income Plus Fund, redeemed their shares in-kind. The Growth and Income Plus Fund distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.4%)[a]	Value
Basic Materials (0.4%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$1,356,300	5.250%, 10/18/2017	$1,358,253
	Ineos Group Holdings, Ltd., Term Loan
605,052	4.000%, 5/4/2018	606,795
	MRC Global, Inc., Term Loan
341,550	6.000%, 11/8/2019	343,340
	Tronox Pigments BV, Term Loan
154,613	4.500%, 3/19/2020	155,896
	US Coatings Acquisition, Inc., Term Loan
368,150	4.750%, 2/1/2020	371,794

	Total	2,836,078

Capital Goods (0.2%)
	ADS Waste Holdings, Term Loan
481,362	4.250%, 10/9/2019	483,856
	Berry Plastics Group, Inc., Term Loan
786,050	3.500%, 2/8/2020	782,858
	Silver II Borrower, Term Loan
208,425	4.000%, 12/13/2019	208,202

	Total	1,474,916

Communications Services (1.6%)
	Atlantic Broadband Penn, LLC, Term Loan
272,250	3.250%, 11/30/2019	271,313
	Cequel Communications, LLC, Term Loan
258,687	3.500%, 2/14/2019	258,736
	Charter Communications Operating, LLC, Term Loan
104,738	3.000%, 7/1/2020	103,609
	Clear Channel Communications, Inc., Term Loan
167,107	3.818%, 1/29/2016	161,975
492,893	6.918%, 1/30/2019	468,313
	Cricket Communications, Inc., Term Loan
69,475	4.750%, 10/10/2019	69,736
443,887	4.750%, 3/8/2020	445,792
	Cumulus Media Holdings, Inc., Term Loan
398,324	4.500%, 9/17/2018	400,614
	Fairpoint Communications, Term Loan
522,375	7.500%, 2/14/2019	532,023
	Grande Communications Networks, LLC, Term Loan
304,238	4.500%, 5/29/2020	303,097
	Hargray Communications Group, Inc., Term Loan
428,925	4.750%, 6/26/2019	431,426
	Integra Telecom Holdings, Inc., Term Loan
303,475	5.250%, 2/22/2019	306,762
105,000	9.750%, 2/21/2020	107,865
	Intelsat Jackson Holdings SA, Term Loan
336,057	4.250%, 4/2/2018	337,667
	Level 3 Communications, Inc., Term Loan
675,000	4.000%, 1/15/2020	677,815
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
340,687	6.000%, 6/9/2017	341,539
	LTS Buyer, LLC, Term Loan
229,425	4.500%, 4/13/2020	230,095
26,000	8.000%, 4/12/2021	26,325
	McGraw-Hill Global Education Holdings, LLC, Term Loan
412,925	9.000%, 3/22/2019	419,895
	Mediacom Broadband, LLC, Term Loan
272,250	4.000%, 1/20/2020	272,422
	NEP Broadcasting, LLC, Term Loan
779,112	4.750%, 1/22/2020	781,060
31,429	9.500%, 7/22/2020	32,234
	NTelos, Inc., Term Loan
163,350	5.750%, 11/9/2019	163,963
	SBA Senior Finance II, LLC, Term Loan
76,980	3.750%, 9/28/2019	77,076
	Syniverse Holdings, Inc., Term Loan
407,199	4.000%, 4/23/2019	408,046
	TNS, Inc., Term Loan
312,963	5.000%, 2/14/2020	314,788
	Univision Communications, Inc., Term Loan
442,775	4.500%, 2/28/2020	444,896
222,728	4.500%, 3/1/2020	223,795
104,475	4.500%, 3/1/2020	104,997
	Virgin Media Investment Holdings, Ltd., Term Loan
640,000	3.500%, 6/8/2020	639,712
	Visant Corporation, Term Loan
586,972	5.250%, 12/22/2016	575,649
	WideOpenWest Finance, LLC, Term Loan
686,550	4.750%, 4/1/2019	691,987
	Yankee Cable Acquisition, LLC, Term Loan
406,265	5.250%, 3/1/2020	407,979
	Zayo Group, LLC, Term Loan
516,080	4.500%, 7/2/2019	518,341

	Total	11,551,542

Consumer Cyclical (0.5%)
	Bally Technologies, Inc., Term Loan
310,000	0.000%, 7/16/2021[b,c]	310,775
	Burlington Coat Factory Warehouse Corporation, Term Loan
328,035	4.250%, 2/23/2017	330,187
	Cenveo Corporation, Term Loan
228,850	6.250%, 2/13/2017	230,852
	Ceridian Corporation, Term Loan
550,000	4.420%, 5/9/2017	552,613
	Chrysler Group, LLC, Term Loan
338,270	4.250%, 5/24/2017	341,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.4%)[a]	Value
Consumer Cyclical (0.5%) - continued
	J.C. Penney Corporation, Inc., Term Loan
$149,625	6.000%, 5/22/2018	$144,596
	MGM Resorts International, Term Loan
332,488	3.500%, 12/20/2019	331,952
	ROC Finance, LLC, Term Loan
570,000	3.640%, 6/20/2019	557,175
	Seminole Indian Tribe of Florida, Term Loan
188,175	3.000%, 4/29/2020	187,665
	Seven Seas Cruises S de RL, LLC, Term Loan
613,000	4.750%, 12/21/2018	618,364
	Toys R Us, Inc., Term Loan
428,317	5.250%, 5/25/2018	386,154

	Total	3,991,478

Consumer Non-Cyclical (0.6%)
	Albertsons, LLC, Term Loan
467,650	4.750%, 3/21/2019	468,810
	Biomet, Inc., Term Loan
399,000	3.690%, 7/25/2017	401,578
	CHS/Community Health Systems, Inc., Term Loan
345,000	3.760%, 1/25/2017	345,863
	Del Monte Corporation, Term Loan
63,036	4.000%, 3/8/2018	63,036
	DJO Finance, LLC, Term Loan
494,658	4.750%, 9/15/2017	499,397
	Grifols, Inc., Term Loan
339,383	4.250%, 6/1/2017	341,470
	Hologic, Inc., Term Loan
328,984	3.750%, 8/1/2019	330,464
	JBS USA, LLC, Term Loan
387,075	3.750%, 5/25/2018	386,107
	Reynolds Group Holdings, Inc., Term Loan
69,300	4.750%, 9/28/2018	69,841
	Rite Aid Corporation, Term Loan
79,600	4.000%, 2/21/2020	79,973
160,000	5.750%, 8/21/2020	163,658
	Roundy’s Supermarkets, Inc., Term Loan
458,757	5.750%, 2/13/2019	453,022
	Supervalu, Inc., Term Loan
476,736	5.000%, 3/21/2019	479,449
	Van Wagner Communications, LLC, Term Loan
268,650	6.250%, 8/3/2018	272,567

	Total	4,355,235

Energy (0.3%)
	Arch Coal, Inc., Term Loan
454,524	5.750%, 5/16/2018	440,415
	Chesapeake Energy Corporation, Term Loan
1,015,000	5.750%, 12/2/2017	1,036,569
	Offshore Group Investment, Ltd., Term Loan
427,850	5.750%, 3/28/2019	430,392
	Pacific Drilling SA, Term Loan
204,487	4.500%, 6/3/2018	205,168

	Total	2,112,544

Financials (0.1%)
	GEO Group, Inc., Term Loan
103,480	3.250%, 4/3/2020	103,868
	MoneyGram International, Inc., Term Loan
412,925	4.250%, 3/27/2020	414,060
	WaveDivision Holdings, LLC, Term Loan
635,200	4.000%, 10/12/2019	636,788

	Total	1,154,716

Technology (0.3%)
	First Data Corporation Extended, Term Loan
530,000	4.170%, 3/23/2018	530,191
	First Data Corporation, Term Loan
275,000	4.170%, 9/24/2018	275,258
	Freescale Semiconductor, Inc., Term Loan
378,100	5.000%, 3/1/2020	381,337
233,000	5.000%, 1/15/2021	235,039
	Infor US, Inc., Term Loan
244,381	5.250%, 4/5/2018	246,167
	SunGard Data Systems, Inc., Term Loan
540,912	4.500%, 1/31/2020	543,612

	Total	2,211,604

Transportation (0.2%)
	American Airlines, Inc., Term Loan
428,925	4.750%, 6/27/2019	431,160
	American Petroleum Tankers Parent, LLC, Term Loan
118,445	4.750%, 10/2/2019	118,444
	Delta Air Lines, Inc., Term Loan
414,475	4.250%, 4/20/2017	416,324
	United Air Lines, Inc., Term Loan
258,700	4.000%, 4/1/2019	259,929

	Total	1,225,857

Utilities (0.2%)
	Calpine Corporation, Term Loan
79,389	4.000%, 4/1/2018	79,707
549,450	4.000%, 10/9/2019	552,071
	Intergen NV, Term Loan
199,500	5.500%, 6/15/2020	199,002
	NGPL PipeCo, LLC, Term Loan
487,775	6.750%, 9/15/2017	455,864

	Total	1,286,644

	Total Bank Loans (cost $32,046,466)	32,200,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Mutual Funds (47.8%)	Value
Equity Mutual Funds (21.5%)
1,208,229	Thrivent Natural Resources Fund	$12,408,513
359,189	Thrivent Partner Small Cap Value Fund	7,794,407
167,827	Thrivent Small Cap Stock Fund[d]	3,521,013
1,127,070	Thrivent Partner Mid Cap Value Fund	18,405,047
428,044	Thrivent Mid Cap Stock Fund	9,455,498
4,497,042	Thrivent Partner Worldwide Allocation Fund	46,589,353
2,262,092	Thrivent Large Cap Growth Fund	17,305,001
2,184,223	Thrivent Large Cap Value Fund	40,910,501
32,064	Thrivent Large Cap Stock Fund	889,787

	Total	157,279,120

Fixed Income Mutual Funds (26.3%)
4,959,061	Thrivent High Yield Fund	25,291,209
7,247,218	Thrivent Income Fund	65,804,736
1,135,354	Thrivent Government Bond Fund	11,376,247
7,212,770	Thrivent Limited Maturity Bond Fund	90,376,014
	Total	192,848,206

	Total Mutual Funds (cost $299,918,216)	350,127,326

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Asset-Backed Securities (1.9%)
	Access Group, Inc.
414,462	0.670%, 2/25/2036[e,f]	412,385
	Ally Auto Receivables Trust 2013- SN1
540,000	0.720%, 5/20/2016	539,041
	Avis Budget Rental Car Funding AESOP, LLC
266,310	2.370%, 11/20/2014[e]	269,908
	Countrywide Asset-Backed Certificates
660,672	5.530%, 4/25/2047	609,098
	DT Auto Owner Trust
163,884	0.750%, 5/16/2016[e]	163,925
	Edlinc Student Loan Funding Trust
313,425	3.170%, 10/1/2025[f,g]	310,291
	Federal National Mortgage Association
430,050	0.595%, 8/25/2015	429,058
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
540,000	0.679%, 1/15/2019	539,773
	FNA Trust
346,701	1.980%, 1/10/2018[g]	343,884
	GE Dealer Floorplan Master Note Trust
540,000	0.573%, 4/20/2018[f]	538,854
	GE Equipment Transportation, LLC
450,000	0.690%, 11/25/2016	449,613
	Golden Credit Card Trust
360,000	0.424%, 2/15/2018[e,f]	359,084
400,000	0.636%, 9/15/2018[e,f]	400,000
	HLSS Servicer Advance Receivables Backed Notes
450,000	1.287%, 9/15/2044[e]	450,225
	Hyundai Auto Receivables Trust
540,000	0.710%, 9/15/2017	540,827
	Hyundai Floorplan Master Owner Trust
607,500	0.524%, 5/15/2018[e,f]	608,288
	Master Credit Card Trust
366,300	0.780%, 4/21/2017[e]	365,965
	Morgan Stanley Capital, Inc.
754,557	0.320%, 2/25/2037[f]	405,801
	Motor plc
672,000	0.670%, 2/15/2021[e]	671,968
	Nationstar Mortgage Advance Receivable Trust
540,000	1.080%, 6/20/2044[e]	539,638
	Nissan Master Owner Trust Receivables
600,000	0.474%, 2/15/2018[f]	599,306
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,676,049
	Santander Drive Auto Receivables Trust
450,000	0.700%, 9/15/2017	449,680
	SLM Student Loan Trust
258,395	0.774%, 8/15/2022[e,f]	257,600
300,000	1.224%, 5/17/2027[e,f]	296,656
	Volvo Financial Equipment, LLC
450,000	0.740%, 3/15/2017[e]	449,698
	World Financial Network Credit Card Master Trust
450,000	0.910%, 3/16/2020	447,653
	World Omni Automobile Lease Securitization Trust
425,000	1.400%, 2/15/2019	428,301
	World Omni Master Owner Trust
360,000	0.524%, 2/15/2018[e,f]	359,584

	Total	13,912,153

Basic Materials (0.4%)
	Barrick Gold Corporation
66,000	2.900%, 5/30/2016	67,653
	FMG Resources Pty. Ltd.
629,086	6.875%, 2/1/2018[e,h]	666,831
	Freeport-McMoRan Copper & Gold, Inc.
284,000	2.375%, 3/15/2018	283,225
	Glencore Funding, LLC
109,000	1.700%, 5/27/2016[e]	108,549
270,000	1.604%, 1/15/2019[e,f]	261,812
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
315,000	8.875%, 2/1/2018	324,450
	Ineos Finance plc
315,000	7.500%, 5/1/2020[e]	344,138
	Inmet Mining Corporation
315,000	7.500%, 6/1/2021[e]	333,900
	International Paper Company
127,000	5.300%, 4/1/2015	134,607
	LyondellBasell Industries NV
190,000	6.000%, 11/15/2021	221,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Basic Materials (0.4%) - continued
	Rio Tinto Finance USA plc
$132,000	1.375%, 6/17/2016	$132,810
	Xstrata Finance Canada, Ltd.
394,000	2.050%, 10/23/2015[e]	397,120

	Total	3,276,161

Capital Goods (0.3%)
	BAE Systems plc
100,000	3.500%, 10/11/2016[e]	104,642
	CNH Capital, LLC
315,000	3.625%, 4/15/2018	319,331
	Eaton Corporation
61,000	1.500%, 11/2/2017[e]	60,389
92,000	4.000%, 11/2/2032[e]	85,210
	John Deere Capital Corporation
270,000	0.314%, 1/12/2015[f]	270,010
	Northrop Grumman Corporation
168,000	1.750%, 6/1/2018	165,514
	Reynolds Group Issuer, Inc.
314,086	5.750%, 10/15/2020	324,294
	Roper Industries, Inc.
155,000	2.050%, 10/1/2018	153,062
	RSC Equipment Rental, Inc.
315,000	8.250%, 2/1/2021	356,737
	Textron, Inc.
135,000	5.600%, 12/1/2017	150,049

	Total	1,989,238

Collateralized Mortgage Obligations (1.4%)
	Alternative Loan Trust
439,314	6.000%, 6/25/2036	375,404
	Citigroup Mortgage Loan Trust, Inc.
313,430	5.500%, 11/25/2035	283,269
	CitiMortgage Alternative Loan Trust
1,020,377	5.750%, 4/25/2037	869,317
	Countrywide Alternative Loan Trust
744,262	5.064%, 10/25/2035	600,243
346,681	6.500%, 8/25/2036	237,627
197,768	6.000%, 1/25/2037	157,847
1,205,068	5.500%, 5/25/2037	1,002,715
940,849	7.000%, 10/25/2037	629,049
	Countrywide Home Loans, Inc.
391,572	5.750%, 4/25/2037	347,378
	Deutsche Alt-A Securities Mortgage Loan Trust
145,711	5.500%, 10/25/2021	139,581
	Deutsche Alt-A Securities, Inc.
344,261	6.000%, 10/25/2021	322,234
	Federal Home Loan Mortgage Corporation
1,886,735	3.000%, 4/15/2028[i]	241,922
1,337,281	3.000%, 2/15/2033[i]	210,696
	Federal National Mortgage Association
2,932,445	3.500%, 1/25/2033[i]	499,448
	Greenpoint Mortgage Funding Trust
974,763	0.370%, 10/25/2045[f]	705,449
	J.P. Morgan Mortgage Trust
91,417	2.679%, 10/25/2036	73,647
941,819	0.550%, 1/25/2037[f]	616,892
1,062,252	6.250%, 8/25/2037	744,997
	MASTR Alternative Loans Trust
228,685	6.500%, 7/25/2034	228,852
631,266	0.620%, 12/25/2035[f]	345,171
	Merrill Lynch Alternative Note Asset Trust
228,030	6.000%, 3/25/2037	192,820
	Residential Accredit Loans, Inc.
209,733	5.750%, 9/25/2035	184,794
	Residential Asset Securitization Trust
829,915	0.550%, 8/25/2037[f]	258,534
	Sequoia Mortgage Trust
1,610,494	2.631%, 9/20/2046	1,294,592
	WaMu Mortgage Pass Through Certificates
224,822	2.375%, 9/25/2036	196,440
202,419	2.425%, 10/25/2036	173,753

	Total	10,932,671

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.623%, 4/10/2049	1,792,418
2,450,000	5.559%, 6/10/2049	2,729,988
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,098,260
	Commercial Mortgage Pass- Through Certificates
540,000	1.224%, 6/8/2030[e,f]	537,289
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,888,671
	Credit Suisse Mortgage Capital Certificates
1,850,000	5.509%, 9/15/2039	2,000,283
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
583,449	0.727%, 12/25/2016	580,387
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,103,897
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
360,000	0.874%, 4/15/2028[e,f]	358,803
800,000	5.706%, 2/12/2049	861,570
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	540,523
	Wachovia Bank Commercial Mortgage Trust
1,200,000	5.603%, 10/15/2048	1,305,500

	Total	14,797,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Communications Services (1.0%)
	AMC Networks, Inc.
$315,000	4.750%, 12/15/2022	$304,763
	America Movil SAB de CV
168,000	1.256%, 9/12/2016[f]	169,466
168,000	5.000%, 10/16/2019	185,299
	American Tower Corporation
112,000	5.050%, 9/1/2020	118,316
	AT&T, Inc.
112,000	2.400%, 8/15/2016	115,859
185,000	5.800%, 2/15/2019	214,794
	British Telecommunications plc
132,000	1.625%, 6/28/2016	133,746
	CBS Corporation
122,000	8.875%, 5/15/2019	156,672
	CC Holdings GS V, LLC
116,000	2.381%, 12/15/2017	114,831
	CCO Holdings, LLC
315,000	7.375%, 6/1/2020	344,138
	CenturyLink, Inc.
315,000	5.625%, 4/1/2020	320,119
	Comcast Corporation
85,000	4.650%, 7/15/2042	82,809
	Cox Communications, Inc.
160,000	9.375%, 1/15/2019[e]	204,796
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[e]	107,183
	DIRECTV Holdings, LLC
110,000	2.400%, 3/15/2017	111,886
122,000	1.750%, 1/15/2018	119,230
112,000	5.875%, 10/1/2019	126,772
	Hughes Satellite Systems Corporation
315,000	6.500%, 6/15/2019	337,837
	Intelsat Jackson Holdings SA
315,000	7.250%, 4/1/2019	339,413
	Level 3 Financing, Inc.
315,000	8.625%, 7/15/2020	356,738
	NBC Universal Enterprise, Inc.
270,000	0.929%, 4/15/2018[e,f]	271,607
	NBC Universal Media, LLC
196,000	2.875%, 4/1/2016	205,592
	Nippon Telegraph & Telephone Corporation
120,000	1.400%, 7/18/2017	119,736
	SBA Tower Trust
110,000	5.101%, 4/17/2017[e]	118,962
	Sprint Nextel Corporation
314,086	9.000%, 11/15/2018[e]	380,829
	Telefonica Emisiones SAU
130,000	3.729%, 4/27/2015	134,418
	Univision Communications, Inc.
315,000	6.875%, 5/15/2019[e]	339,412
	UPCB Finance V, Ltd.
315,000	7.250%, 11/15/2021[e]	345,713
	Verizon Communications, Inc.
224,000	2.500%, 9/15/2016	232,446
93,000	1.100%, 11/1/2017	90,467
100,000	5.500%, 2/15/2018	113,877
112,000	2.002%, 9/14/2018[f]	118,248
56,000	3.650%, 9/14/2018	59,559
168,000	6.400%, 9/15/2033	190,156
56,000	6.550%, 9/15/2043	64,972
	Vodafone Group plc
70,000	0.648%, 2/19/2016[f]	69,993
	Wind Acquisition Finance SA
315,000	11.750%, 7/15/2017[e]	334,687

	Total	7,155,341

Consumer Cyclical (0.8%)
	Amazon.com, Inc.
61,000	1.200%, 11/29/2017	59,851
	American Honda Finance Corporation
360,000	0.637%, 5/26/2016[e,f]	360,418
	Chrysler Group, LLC
320,000	8.000%, 6/15/2019	354,400
	Cinemark USA, Inc.
315,000	4.875%, 6/1/2023	300,037
	Daimler Finance North America, LLC
270,000	1.125%, 8/1/2018[e,f]	271,498
	Federated Retail Holdings, Inc.
81,000	5.900%, 12/1/2016	91,358
	Ford Motor Company
75,000	7.450%, 7/16/2031	93,597
	Ford Motor Credit Company, LLC
182,000	12.000%, 5/15/2015	211,767
270,000	1.516%, 5/9/2016[f]	273,682
125,000	1.700%, 5/9/2016	126,119
135,000	2.375%, 1/16/2018	135,773
115,000	5.000%, 5/15/2018	127,438
	Gap, Inc.
125,000	5.950%, 4/12/2021	138,732
	General Motors Company
168,000	3.500%, 10/2/2018[e]	171,360
112,000	4.875%, 10/2/2023[e]	113,400
	General Motors Financial Company, Inc.
100,000	2.750%, 5/15/2016[e]	100,750
315,000	3.250%, 5/15/2018[e]	313,819
	Home Depot, Inc.
112,000	4.875%, 2/15/2044	115,739
	Hyundai Capital America
124,000	1.625%, 10/2/2015[e]	124,810
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[e]	312,637
	L Brands, Inc.
315,000	5.625%, 2/15/2022	324,450
	Lennar Corporation
315,000	4.125%, 12/1/2018	315,788
	Macy’s Retail Holdings, Inc.
60,000	3.875%, 1/15/2022	59,921
45,000	4.375%, 9/1/2023	45,746
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	121,000
50,000	4.375%, 4/15/2023	47,125
	Toyota Motor Credit Corporation
360,000	0.553%, 5/17/2016[f]	360,818
80,000	1.750%, 5/22/2017	81,241
	TRW Automotive, Inc.
70,000	7.250%, 3/15/2017[e]	80,325
	Viacom, Inc.
84,000	2.500%, 9/1/2018	84,872
	Walgreen Company
183,000	5.250%, 1/15/2019	207,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Consumer Cyclical (0.8%) - continued
	Western Union Company
$122,000	2.375%, 12/10/2015	$124,839
	Wynn Las Vegas, LLC
315,000	5.375%, 3/15/2022[h]	324,075

	Total	5,974,741

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
61,000	1.750%, 11/6/2017	61,186
	Altria Group, Inc.
121,000	9.700%, 11/10/2018	162,485
168,000	4.000%, 1/31/2024	168,630
	Anheuser-Busch InBev Worldwide, Inc.
214,000	7.750%, 1/15/2019	271,014
	Avon Products, Inc.
50,000	2.375%, 3/15/2016	51,038
	Biomet, Inc.
315,000	6.500%, 8/1/2020	334,688
	Boston Scientific Corporation
145,000	6.000%, 1/15/2020	169,030
	Bunge Limited Finance Corporation
65,000	3.200%, 6/15/2017	67,678
70,000	8.500%, 6/15/2019	87,440
	Celgene Corporation
156,000	1.900%, 8/15/2017	157,358
56,000	2.300%, 8/15/2018	56,401
	CHS/Community Health Systems, Inc.
315,000	7.125%, 7/15/2020	331,538
	ConAgra Foods, Inc.
174,000	1.900%, 1/25/2018	172,801
	Coventry Health Care, Inc.
198,000	5.950%, 3/15/2017	225,088
	CVS Caremark Corporation
77,000	6.125%, 9/15/2039	88,918
	Edwards Lifesciences Corporation
112,000	2.875%, 10/15/2018	112,430
	Endo Pharmaceuticals Holdings, Inc.
315,000	7.000%, 7/15/2019	336,262
	Express Scripts Holding Company
130,000	3.125%, 5/15/2016	136,424
	Fresenius Medical Care US Finance II, Inc.
315,000	5.875%, 1/31/2022[e]	333,900
	Gilead Sciences, Inc.
104,000	2.400%, 12/1/2014	105,944
114,000	3.050%, 12/1/2016	120,533
	Hawk Acquisition Sub, Inc.
314,086	4.250%, 10/15/2020[e]	303,878
	Heineken NV
61,000	1.400%, 10/1/2017[e]	60,263
	IMS Health, Inc.
413,000	6.000%, 11/1/2020[e]	429,520
	Kraft Foods, Inc.
140,000	6.500%, 8/11/2017	163,348
	Lorillard Tobacco Company
130,000	2.300%, 8/21/2017[h]	131,317
140,000	8.125%, 6/23/2019	172,748
	Mallinckrodt International Finance SA
110,000	3.500%, 4/15/2018[e]	109,815
	Mattel, Inc.
94,000	1.700%, 3/15/2018	92,746
	Medco Health Solutions, Inc.
141,000	7.125%, 3/15/2018	169,780
	Merck & Company, Inc.
360,000	0.623%, 5/18/2018[f]	361,133
	Mylan, Inc.
165,000	1.800%, 6/24/2016[e]	166,204
122,000	7.875%, 7/15/2020[e]	139,675
	PepsiCo, Inc.
270,000	0.472%, 2/26/2016[f]	270,127
	Pernod Ricard SA
112,000	2.950%, 1/15/2017[e]	116,862
84,000	5.750%, 4/7/2021[e]	94,139
	Roche Holdings, Inc.
50,000	7.000%, 3/1/2039[e]	67,409
	SABMiller Holdings, Inc.
150,000	2.450%, 1/15/2017[e]	154,898
165,000	3.750%, 1/15/2022[e]	169,174
	Safeway, Inc.
50,000	3.400%, 12/1/2016	51,597
142,000	5.000%, 8/15/2019	146,728
	Spectrum Brands Escrow Corporation
315,000	6.375%, 11/15/2020[e]	334,688
	Tyson Foods, Inc.
160,000	4.500%, 6/15/2022	165,946
	Valeant Pharmaceuticals International
315,000	6.875%, 12/1/2014[e]	336,656
	Watson Pharmaceuticals, Inc.
196,000	1.875%, 10/1/2017	195,515
	WM Wrigley Jr. Company
195,000	1.400%, 10/21/2016[e]	196,209
140,000	2.000%, 10/20/2017[e]	141,220

	Total	8,292,381

Energy (0.7%)
	BP Capital Markets plc
270,000	1.846%, 5/5/2017	274,647
186,000	1.375%, 11/6/2017	184,878
112,000	2.241%, 9/26/2018	113,141
	CNOOC, Ltd.
200,000	1.125%, 5/9/2016	198,813
	Concho Resources, Inc.
314,086	5.500%, 10/1/2022	327,435
	Continental Resources, Inc.
196,000	4.500%, 4/15/2023	197,715
	EQT Corporation
118,000	8.125%, 6/1/2019	145,333
	Hess Corporation
165,000	8.125%, 2/15/2019	207,903
	Linn Energy, LLC
314,086	7.000%, 11/1/2019[e]	313,301
	Lukoil International Finance BV
140,000	3.416%, 4/24/2018[e]	141,050
	MEG Energy Corporation
315,000	6.500%, 3/15/2021[e]	328,781
	Murphy Oil Corporation
91,000	2.500%, 12/1/2017	91,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Energy (0.7%) - continued
	Oasis Petroleum, Inc.
$315,000	6.875%, 1/15/2023	$341,775
	Offshore Group Investment, Ltd.
315,000	7.500%, 11/1/2019[h]	342,562
	Petrobras Global Finance BV
224,000	2.000%, 5/20/2016	222,589
	Petroleos Mexicanos
99,000	3.500%, 7/18/2018	101,228
	Pioneer Natural Resources Company
65,000	5.875%, 7/15/2016	72,542
	Range Resources Corporation
315,000	5.000%, 8/15/2022	314,606
	Sinopec Capital 2013, Ltd.
170,000	1.250%, 4/24/2016[e]	168,985
	Suncor Energy, Inc.
114,000	6.100%, 6/1/2018	134,046
	Transocean, Inc.
65,000	5.050%, 12/15/2016	71,599
180,000	6.000%, 3/15/2018	203,635
50,000	6.375%, 12/15/2021	56,333
	Weatherford International, Ltd.
195,000	6.750%, 9/15/2040	209,560

	Total	4,764,121

Financials (3.5%)
	Abbey National Treasury Services plc
112,000	3.050%, 8/23/2018	115,944
	Aetna, Inc.
132,000	1.500%, 11/15/2017	130,768
	American Express Credit Corporation
80,000	2.375%, 3/24/2017	83,080
	American International Group, Inc.
250,000	2.375%, 8/24/2015	255,279
140,000	3.800%, 3/22/2017	149,565
112,000	8.250%, 8/15/2018	141,687
	American Tower Trust I
50,000	1.551%, 3/15/2018[e]	49,040
	ANZ National International, Ltd. of London
197,000	3.125%, 8/10/2015[e,h]	204,866
	Associated Banc Corporation
65,000	1.875%, 3/12/2014	65,241
	Aviation Capital Group Corporation
112,000	3.875%, 9/27/2016[e]	113,378
	Bank Nederlandse Gemeenten NV
135,000	1.375%, 3/19/2018[e]	134,001
	Bank of America Corporation
275,000	7.750%, 8/15/2015	304,531
130,000	5.750%, 8/15/2016	143,862
270,000	5.750%, 12/1/2017	308,710
457,000	1.320%, 3/22/2018[f,h]	462,300
130,000	5.650%, 5/1/2018	148,288
168,000	2.600%, 1/15/2019	169,135
	Bank of Montreal
132,000	1.300%, 7/15/2016	133,098
270,000	0.843%, 4/9/2018[f]	270,487
	Bank of Nova Scotia
270,000	0.654%, 3/15/2016[f]	270,645
100,000	0.950%, 3/15/2016	100,009
	BB&T Corporation
66,000	1.114%, 6/15/2018[f]	66,478
132,000	2.050%, 6/19/2018	132,222
	BBVA Banco Continental SA
150,000	2.250%, 7/29/2016[e]	149,625
	BBVA US Senior SAU
203,000	4.664%, 10/9/2015	213,738
	Berkshire Hathaway Finance Corporation
150,000	1.600%, 5/15/2017	151,231
270,000	1.300%, 5/15/2018	265,649
	BNP Paribas SA
187,000	2.375%, 9/14/2017	191,193
	Capital One Financial Corporation
124,000	2.150%, 3/23/2015	126,079
180,000	0.700%, 3/22/2016[f]	179,585
159,000	6.150%, 9/1/2016	178,336
	Chesapeake Funding, LLC
500,000	0.624%, 1/7/2025[e,f]	498,669
	Citigroup, Inc.
232,000	5.000%, 9/15/2014	240,079
198,000	1.198%, 7/25/2016[f]	199,818
290,000	6.000%, 8/15/2017	333,468
185,000	8.500%, 5/22/2019	239,368
94,000	4.050%, 7/30/2022	93,018
	CNA Financial Corporation
152,000	7.350%, 11/15/2019	187,352
	CoBank ACB
80,000	0.854%, 6/15/2022[f,g]	73,200
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
133,000	3.950%, 11/9/2022	130,006
	Credit Agricole SA
125,000	1.625%, 4/15/2016[e]	125,950
	CyrusOne, LP
315,000	6.375%, 11/15/2022	317,363
	DDR Corporation
125,000	9.625%, 3/15/2016	147,935
	Discover Financial Services
211,000	6.450%, 6/12/2017	240,782
	DnB Boligkreditt AS
360,000	1.450%, 3/21/2018[e]	356,760
	Eksportfinans ASA
81,000	3.000%, 11/17/2014	81,283
120,000	5.500%, 5/25/2016[h]	125,640
	Fifth Third Bancorp
147,000	5.450%, 1/15/2017	162,705
	Fifth Third Capital Trust IV
112,000	6.500%, 4/15/2037	110,600
	General Electric Capital Corporation
85,000	1.136%, 5/9/2016[f]	85,740
62,000	1.600%, 11/20/2017	62,119
50,000	0.959%, 4/2/2018[f]	50,371
411,000	6.000%, 8/7/2019	486,416
270,000	1.254%, 3/15/2023[f]	267,639
149,000	6.750%, 3/15/2032	182,398
	Genworth Financial, Inc.
112,000	6.515%, 5/22/2018[h]	129,850
	Goldman Sachs Group, Inc.
195,000	3.700%, 8/1/2015	203,682
305,000	0.700%, 3/22/2016[f]	303,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Financials (3.5%) - continued
$100,000	2.375%, 1/22/2018	$100,575
270,000	1.436%, 4/30/2018[f]	271,196
134,000	7.500%, 2/15/2019	164,538
141,000	5.250%, 7/27/2021	155,631
	Hartford Financial Services Group, Inc.
191,000	4.000%, 10/15/2017	205,486
94,000	5.125%, 4/15/2022	105,131
	HCP, Inc.
66,000	6.000%, 1/30/2017	74,428
55,000	6.700%, 1/30/2018	64,491
	Health Care REIT, Inc.
155,000	4.700%, 9/15/2017	169,620
61,000	2.250%, 3/15/2018	60,896
	HSBC Bank plc
360,000	0.904%, 5/15/2018[e,f]	360,802
	HSBC Finance Corporation
240,000	6.676%, 1/15/2021	278,922
	HSBC USA, Inc.
122,000	1.625%, 1/16/2018	121,086
	Huntington Bancshares, Inc.
56,000	2.600%, 8/2/2018	56,513
	Huntington National Bank
130,000	1.350%, 8/2/2016	130,216
	Icahn Enterprises, LP
314,086	8.000%, 1/15/2018	329,398
	ING Bank NV
124,000	3.750%, 3/7/2017[e]	131,140
	ING Capital Funding Trust III
100,000	3.848%, 12/29/2049[f,j]	98,750
	ING US, Inc.
134,000	2.900%, 2/15/2018	136,755
	International Lease Finance Corporation
190,000	2.204%, 6/15/2016[f]	190,950
	Intesa Sanpaolo SPA
280,000	3.875%, 1/15/2019[c]	281,112
	J.P. Morgan Chase & Company
180,000	0.689%, 4/23/2015[f]	180,357
94,000	1.125%, 2/26/2016	94,404
229,000	3.450%, 3/1/2016	241,323
255,000	2.000%, 8/15/2017	258,244
195,000	1.138%, 1/25/2018[f]	196,476
80,000	1.800%, 1/25/2018	79,448
191,000	6.300%, 4/23/2019	226,356
50,000	3.200%, 1/25/2023	48,009
189,000	7.900%, 4/29/2049[j]	208,372
	J.P. Morgan Chase Bank NA
178,000	0.584%, 6/13/2016[f]	176,314
	KeyBank NA
183,000	7.413%, 5/6/2015	199,659
	Liberty Mutual Group, Inc.
65,000	4.950%, 5/1/2022[e]	68,720
56,000	6.500%, 5/1/2042[e]	62,562
	Liberty Property, LP
149,000	5.500%, 12/15/2016	165,288
	Lloyds TSB Bank plc
112,000	6.500%, 9/14/2020[e]	126,541
	Merrill Lynch & Company, Inc.
100,000	6.400%, 8/28/2017	116,207
	Mizuho Corporate Bank, Ltd.
200,000	1.850%, 3/21/2018[e]	197,414
	Morgan Stanley
130,000	4.750%, 4/1/2014[h]	132,209
47,000	1.512%, 2/25/2016[f]	47,493
47,000	1.750%, 2/25/2016	47,461
221,000	4.750%, 3/22/2017	242,202
105,000	6.250%, 8/28/2017	120,939
180,000	1.518%, 4/25/2018[f]	181,419
112,000	4.875%, 11/1/2022	115,299
110,000	4.100%, 5/22/2023	106,254
	Murray Street Investment Trust I
319,000	4.647%, 3/9/2017	346,826
	National City Corporation
168,000	6.875%, 5/15/2019	201,586
	Nederlandse Waterschapsbank NV
180,000	0.750%, 3/29/2016[e]	180,314
	Nomura Holdings, Inc.
270,000	1.704%, 9/13/2016[f]	274,712
240,000	2.000%, 9/13/2016	241,754
	Nordea Eiendomskreditt AS
270,000	2.125%, 9/22/2016[e]	279,189
	PNC Bank NA
168,000	1.150%, 11/1/2016	168,498
	Prologis, LP
150,000	7.375%, 10/30/2019	185,797
	Prudential Covered Trust
229,500	2.997%, 9/30/2015[e]	237,466
	Realty Income Corporation
62,000	2.000%, 1/31/2018	61,151
	Regions Bank
295,000	7.500%, 5/15/2018	350,973
	Reinsurance Group of America, Inc.
110,000	5.625%, 3/15/2017	122,143
62,000	5.000%, 6/1/2021	66,671
	Royal Bank of Canada
450,000	1.125%, 7/22/2016	452,802
198,000	2.200%, 7/27/2018	200,214
	Royal Bank of Scotland Group plc
167,000	5.050%, 1/8/2015	172,630
94,000	2.550%, 9/18/2015	96,273
47,000	6.125%, 12/15/2022	48,592
	Santander US Debt SAU
170,000	3.724%, 1/20/2015[e]	172,259
55,000	3.781%, 10/7/2015[e]	56,662
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	137,339
	SLM Corporation
75,000	3.875%, 9/10/2015	77,625
61,000	6.250%, 1/25/2016	66,414
	SpareBank 1 Boligkreditt AS
360,000	1.250%, 5/2/2018[e]	352,584
	Svensk Exportkredit AB
180,000	1.125%, 4/5/2018[h]	177,547
	Svenska Handelsbanken AB
120,000	3.125%, 7/12/2016	126,164
40,000	1.625%, 3/21/2018	39,408
	Swedbank Hypotek AB
360,000	1.375%, 3/28/2018[e,h]	356,112
	Swiss RE Capital I, LP
125,000	6.854%, 5/29/2049[e,j]	133,125
	Toronto-Dominion Bank
130,000	0.716%, 9/9/2016[f]	130,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Financials (3.5%) - continued
	UBS AG London
$360,000	0.750%, 3/24/2016[e]	$358,197
	UBS AG/Stamford, Connecticut
124,000	5.875%, 12/20/2017	143,779
	Union Bank NA
224,000	1.500%, 9/26/2016	226,557
	Ventas Realty, LP
168,000	1.550%, 9/26/2016	169,206
	Wachovia Corporation
288,000	5.625%, 10/15/2016	323,811
270,000	0.524%, 6/15/2017[f]	267,323
	Wells Fargo & Company
364,000	1.250%, 7/20/2016	366,169
166,000	2.100%, 5/8/2017	170,592
140,000	1.500%, 1/16/2018	139,484

	Total	25,648,806

Foreign Government (0.3%)
	Asian Development Bank
360,000	0.500%, 6/20/2016	359,892
	Denmark Government International Bond
360,000	0.375%, 4/25/2016[e]	358,776
	Export-Import Bank of Korea
122,000	1.250%, 11/20/2015	122,252
	International Finance Corporation
270,000	0.500%, 5/16/2016	269,940
	Kommunalbanken AS
360,000	0.332%, 3/18/2016[e,f]	359,762
	Kommuninvest i Sverige AB
360,000	0.500%, 6/15/2016[e]	358,582
	Mexico Government International Bond
112,000	4.000%, 10/2/2023	113,736
	Province of Ontario
360,000	1.000%, 7/22/2016	362,352

	Total	2,305,292

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,675,000	3.000%, 12/1/2028[c]	6,900,281
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,600,000	3.500%, 11/1/2043[c]	6,745,406
	Federal National Mortgage Association
1,771,694	2.074%, 1/1/2043[f]	1,809,354
3,157,198	2.060%, 3/1/2043[f]	3,227,231
2,696,219	1.754%, 7/1/2043[f]	2,719,135
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
4,200,000	2.500%, 11/1/2028[c]	4,243,969
2,050,000	3.500%, 11/1/2028[c]	2,164,512
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
13,025,000	3.500%, 11/1/2043[c]	13,358,766
12,400,000	4.000%, 11/1/2043[c]	13,062,625
6,012,000	4.500%, 11/1/2043[c]	6,435,658

	Total	60,666,937

Technology (0.3%)
	Apple, Inc.
360,000	0.516%, 5/3/2018[f]	358,882
50,000	2.400%, 5/3/2023	45,691
	Computer Sciences Corporation
98,000	2.500%, 9/15/2015	100,361
	EMC Corporation
196,000	1.875%, 6/1/2018	196,719
	First Data Corporation
315,000	7.375%, 6/15/2019[e]	339,019
	Hewlett-Packard Company
130,000	2.125%, 9/13/2015	132,254
	Intel Corporation
122,000	4.000%, 12/15/2032	114,735
	Iron Mountain, Inc.
315,000	6.000%, 8/15/2023	320,513
	Oracle Corporation
124,000	1.200%, 10/15/2017	122,388
160,000	0.824%, 1/15/2019[f]	160,661
	Samsung Electronics America, Inc.
94,000	1.750%, 4/10/2017[e]	95,126
	Tyco Electronics Group SA
231,000	6.550%, 10/1/2017	267,549
	Xerox Corporation
130,000	7.200%, 4/1/2016	146,891

	Total	2,400,789

Transportation (0.3%)
	American Airlines Pass Through Trust
130,000	4.950%, 1/15/2023[e]	133,900
	Avis Budget Car Rental, LLC
315,000	8.250%, 1/15/2019	343,350
	Canadian National Railway Company
80,000	0.438%, 11/6/2015[c,f]	79,968
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	79,601
76,000	5.750%, 3/15/2033	82,852
	Continental Airlines, Inc.
141,431	4.150%, 4/11/2024	139,664
	CSX Corporation
126,000	6.250%, 4/1/2015	135,620
98,000	3.700%, 11/1/2023	97,809
	Delta Air Lines, Inc.
196,000	6.750%, 5/23/2017	199,063
90,345	4.950%, 5/23/2019	96,895
31,822	4.750%, 5/7/2020	33,572
	ERAC USA Finance, LLC
124,000	1.400%, 4/15/2016[e]	124,189
66,000	2.800%, 11/1/2018[e]	66,889
	Kansas City Southern de Mexico SA de CV
234,000	0.937%, 10/28/2016[e,f]	234,350
100,000	2.350%, 5/15/2020	95,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Transportation (0.3%) - continued
	Virgin Australia Holdings, Ltd.
$70,000	5.000%, 10/23/2023[e]	$71,750

	Total	2,014,846

U.S. Government and Agencies (2.6%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	629,321
730,000	3.000%, 5/15/2042	647,190
431,000	2.875%, 5/15/2043	369,785
	U.S. Treasury Notes
1,030,000	0.375%, 2/15/2016	1,029,759
3,250,000	1.000%, 5/31/2018	3,223,847
1,200,000	1.375%, 1/31/2020	1,174,031
2,610,000	1.625%, 8/15/2022	2,451,769
200,000	1.750%, 5/15/2023	186,797
	U.S. Treasury Notes, TIPS
5,867,912	0.125%, 4/15/2018	6,070,085
3,546,197	0.125%, 1/15/2023	3,465,857

	Total	19,248,441

U.S. Municipals (2.9%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
765,000	5.125%, 6/1/2024, Ser. A-2	653,425
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
1,335,000	5.000%, 11/1/2038, Ser. A, AMT	1,271,000
	Los Angeles Department Of Water and Power Power System Rev.
1,669,000	5.000%, 7/1/2043, Ser. B	1,742,786
	Massachusetts Bay Transportation Auth. Assessment Rev.
993,000	5.000%, 7/1/2041, Ser. A	1,049,363
	Massachusetts Development Finance Agency Rev. (Boston University)
951,000	5.000%, 10/1/2048	964,314
	Massachusetts School Building Auth. Sales Tax Rev.
1,335,000	5.000%, 5/15/2043, Ser. A	1,405,274
	Metropolitan Transportation Auth. Transportation Rev.
1,335,000	5.000%, 11/15/2043, Ser. A	1,355,199
	Miami-Dade County Expressway Auth. Toll System Rev.
567,000	5.000%, 7/1/2040, Ser. A	572,075
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,668,000	5.000%, 6/15/2042, Ser. A	1,697,107
	New Jersey Turnpike Auth. Turnpike Rev.
535,000	5.000%, 1/1/2043, Ser. A	548,188
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
1,335,000	5.000%, 6/15/2047, Ser. EE	1,388,667
	New York City Transitional Finance Auth. Future Tax Rev.
1,246,000	5.000%, 5/1/2042, Ser. I	1,304,462
	New York State Dormitory Auth. Personal Income Tax Rev.
801,000	5.000%, 3/15/2042, Ser. B	834,842
	North Texas Tollway Auth. Rev.
1,335,000	5.000%, 1/1/2042, Ser. B	1,328,912
	San Diego County Regional Airport Auth. Airport Rev.
1,151,000	5.000%, 7/1/2038, Ser. B, AMT	1,134,875
	South Carolina Public Service Auth. Rev. Obligations
1,335,000	5.000%, 12/1/2043, Ser. D	1,354,544
	State of California Various Purpose G.O.
667,000	5.000%, 9/1/2036	692,006
334,000	5.000%, 4/1/2042	341,809
334,000	5.000%, 2/1/2043	342,170
	University of Massachusetts Building Auth. Proj. Rev.
1,068,000	5.000%, 11/1/2039, Ser. 2	1,121,624

	Total	21,102,642

Utilities (0.7%)
	AES Corporation
315,000	7.375%, 7/1/2021	356,737
	American Electric Power Company, Inc.
122,000	1.650%, 12/15/2017	120,508
	Atlas Pipeline Partners, LP
315,000	4.750%, 11/15/2021[e]	296,100
	Dayton Power and Light Company
112,000	1.875%, 9/15/2016[e]	113,026
	DCP Midstream Operating, LP
61,000	2.500%, 12/1/2017	61,068
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	168,802
	Enel Finance International NV
137,000	3.875%, 10/7/2014[e]	140,425
84,000	6.250%, 9/15/2017[e]	94,398
	Energy Transfer Partners, LP
50,000	9.700%, 3/15/2019	65,628
195,000	4.650%, 6/1/2021	204,200
	Enterprise Products Operating, LLC
195,000	1.250%, 8/13/2015	196,069
	Exelon Corporation
140,000	4.900%, 6/15/2015	148,338
	Exelon Generation Company, LLC
150,000	5.200%, 10/1/2019	163,988
	Iberdrola Finance Ireland, Ltd.
80,000	3.800%, 9/11/2014[e]	81,798
	ITC Holdings Corporation
169,000	5.875%, 9/30/2016[e]	188,307
66,000	4.050%, 7/1/2023	66,032
	Korea Western Power Company, Ltd.
200,000	2.875%, 10/10/2018[e]	200,767
	MidAmerican Energy Holdings Company
130,000	6.500%, 9/15/2037	153,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (28.5%)	Value
Utilities (0.7%) - continued
	NextEra Energy Capital Holdings, Inc.
$195,000	1.200%, 6/1/2015	$196,286
	NiSource Finance Corporation
168,000	6.800%, 1/15/2019	198,388
	Northeast Utilities
75,000	1.450%, 5/1/2018	73,424
	NRG Energy, Inc.
315,000	6.625%, 3/15/2023	325,631
	ONEOK Partners, LP
109,000	8.625%, 3/1/2019	139,001
84,000	5.000%, 9/15/2023	89,772
	Pacific Gas & Electric Company
191,000	5.625%, 11/30/2017	219,614
	PPL Capital Funding, Inc.
230,000	1.900%, 6/1/2018	227,102
55,000	3.500%, 12/1/2022	52,547
	Sempra Energy
191,000	6.150%, 6/15/2018	223,988
	Spectra Energy Partners, LP
56,000	2.950%, 9/25/2018	57,285
56,000	4.750%, 3/15/2024	58,879
	Williams Partners, LP
65,000	7.250%, 2/1/2017	75,779

	Total	4,757,501

	Total Long-Term Fixed Income (cost $206,575,643)	209,239,650

Shares	Common Stock (12.2%)	Value
Consumer Discretionary (1.8%)
1,925	Amazon.com, Inc.[d]	700,758
875	AutoZone, Inc.[d]	380,354
4,000	Barnes & Noble, Inc.[d]	56,520
1,600	Best Buy Company, Inc.	68,480
1,000	BJ’s Restaurants, Inc.[d]	27,060
8,200	Cablevision Systems Corporation	127,510
4,210	CBS Corporation	248,979
600	Charter Communications, Inc.[d]	80,544
4,920	Cheesecake Factory, Inc.	232,470
1,100	Children’s Place Retail Stores, Inc.[d]	60,049
32,000	Comcast Corporation	1,522,560
2,600	Dana Holding Corporation	50,960
10,838	Delphi Automotive plc	619,934
1,400	DISH Network Corporation	67,480
1,877	Finish Line, Inc.	47,000
804	Foot Locker, Inc.	27,899
23,500	Ford Motor Company	402,085
4,200	Francesca’s Holdings Corporation[d]	75,558
2,600	Gannett Company, Inc.	71,942
800	General Motors Company[d]	29,560
2,170	GNC Holdings, Inc.	127,639
3,400	Harley-Davidson, Inc.	217,736
1,124	Hasbro, Inc.	58,055
6,900	Home Depot, Inc.	537,441
6,757	Ignite Restaurant Group, Inc.[d]	108,517
1,000	iRobot Corporation[d]	33,870
10,908	Las Vegas Sands Corporation	765,960
3,251	LifeLock, Inc.[d]	52,309
19,810	Lowe’s Companies, Inc.	986,142
1,786	M/I Homes, Inc.[d]	36,559
3,900	Macy’s, Inc.	179,829
1,500	Marriott International, Inc.	67,620
1,500	Marriott Vacations Worldwide Corporation[d]	75,120
6,179	MDC Partners, Inc.	190,498
5,280	Meredith Corporation	270,864
700	Michael Kors Holdings, Ltd.[d]	53,865
900	Multimedia Games Holding Company, Inc.[d]	29,259
14,960	News Corporation	508,640
4,900	Nexstar Broadcasting Group, Inc.	217,511
7,600	NIKE, Inc.	575,776
900	Omnicom Group, Inc.	61,299
2,810	Papa John’s International, Inc.	212,633

800	Penn National Gaming, Inc.[d]	46,808
3,969	Pier 1 Imports, Inc.	82,873
400	Priceline.com, Inc.[d]	421,532
2,100	Regal Entertainment Group	39,921
800	Scripps Networks Interactive, Inc.	64,400
1,500	Signet Jewelers, Ltd.	111,990
10,400	Smith & Wesson Holding Corporation[d]	112,112
3,100	Starwood Hotels & Resorts Worldwide, Inc.	228,222
2,100	Sturm, Ruger & Company, Inc.	137,361
700	Target Corporation	45,353
1,200	Tempur-Pedic International, Inc.[d]	46,020
4,250	Time Warner Cable, Inc.	510,637
1,200	TJX Companies, Inc.	72,948
1,400	Toll Brothers, Inc.[d]	46,032
7,950	Tuesday Morning Corporation[d]	112,492
14,400	Twenty-First Century Fox, Inc.	490,752
1,000	Urban Outfitters, Inc.[d]	37,880
1,300	Valassis Communications, Inc.	35,568
3,500	Viacom, Inc.	291,515
3,700	Wyndham Worldwide Corporation	245,680

	Total	13,444,940

Consumer Staples (0.7%)
7,500	Altria Group, Inc.	279,225
652	Andersons, Inc.	48,365
2,500	Anheuser-Busch InBev NV ADR	259,325
3,578	Annie’s, Inc.[d]	169,061
3,250	British American Tobacco plc ADR	359,092
800	Brown-Forman Corporation	58,384
1,500	Bunge, Ltd.	123,195
600	Campbell Soup Company	25,542
4,000	Colgate-Palmolive Company	258,920
14,730	CVS Caremark Corporation	917,090
305	Energizer Holdings, Inc.	29,924
3,200	Green Mountain Coffee Roasters, Inc.[d]	200,992
400	Herbalife, Ltd.	25,928
2,302	Ingredion, Inc.	151,380
2,660	Kimberly-Clark Corporation	287,280
3,973	Kraft Foods Group, Inc.	216,052
6,300	Kroger Company	269,892
11,841	Mondelez International, Inc.	398,331
4,600	Nestle SA	332,046
2,953	Philip Morris International, Inc.	263,171

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (12.2%)	Value
Consumer Staples (0.7%) - continued
3,200	Procter & Gamble Company	$258,400
2,200	Wal-Mart Stores, Inc.	168,850
9,800	WhiteWave Foods Company[d]	196,098

	Total	5,296,543

Energy (1.1%)
4,000	Anadarko Petroleum Corporation	381,160
250	Atwood Oceanics, Inc.[d]	13,282
197	Cabot Oil & Gas Corporation	6,958
220	Cameron International Corporation[d]	12,069
3,600	Chevron Corporation	431,856
100	Cimarex Energy Company	10,535
2,400	Cloud Peak Energy, Inc.[d]	37,464
120	Concho Resources, Inc.[d]	13,273
10,100	Consol Energy, Inc.	368,650
700	Denbury Resources, Inc.[d]	13,293
240	Energy XXI, Ltd.	6,974
200	Ensco plc	11,530
3,993	EOG Resources, Inc.	712,351
6,430	EQT Corporation	550,472
1,900	Exterran Holdings, Inc.[d]	54,245
7,600	Exxon Mobil Corporation	681,112
350	Helix Energy Solutions Group, Inc.[d]	8,281
175	Helmerich & Payne, Inc.	13,571
5,775	HollyFrontier Corporation	265,997
33,211	Marathon Oil Corporation	1,171,020
400	Marathon Petroleum Corporation	28,664
5,500	Nabors Industries, Ltd.	96,140
150	National Oilwell Varco, Inc.	12,177
325	Newfield Exploration Company[d]	9,896
290	Noble Corporation	10,933
200	Noble Energy, Inc.	14,986
2,410	Oasis Petroleum, Inc.[d]	128,333
1,950	Oceaneering International, Inc.	167,466
145	Oil States International, Inc.[d]	15,751
3,300	Peabody Energy Corporation	64,284
75	Pioneer Natural Resources Company	15,359
125	Range Resources Corporation	9,464
9,810	Rex Energy Corporation[d]	210,915
3,820	Rosetta Resources, Inc.[d]	228,971
275	Rowan Companies plc[d]	9,922
9,830	Schlumberger, Ltd.	921,268
130	SM Energy Company	11,519
500	Superior Energy Services, Inc.[d]	13,415
3,200	Tesoro Corporation	156,448
12,000	Total SA ADR	734,160
39,700	Weatherford International, Ltd.[d]	652,668
175	Whiting Petroleum Corporation[d]	11,706

	Total	8,288,538

Financials (2.9%)
6,110	ACE, Ltd.	583,138
1,666	Affiliated Managers Group, Inc.[d]	328,935
990	Allied World Assurance Company Holdings AG	107,207
5,330	Allstate Corporation	282,810
1,820	American Assets Trust, Inc.	60,588
5,900	American International Group, Inc.	304,735
1,500	AmTrust Financial Services, Inc.	57,540
1,400	Aspen Insurance Holdings, Ltd.	54,614
1,100	Axis Capital Holdings, Ltd.	52,162
59,230	Bank of America Corporation	826,851
1,500	Banner Corporation	57,390
2,580	BBCN Bancorp, Inc.	38,261
5,500	Berkshire Hathaway, Inc.[d]	632,940
600	Camden Property Trust	38,520
26,960	Citigroup, Inc.	1,315,109
1,011	CNA Financial Corporation	41,037
5,330	CNO Financial Group, Inc.	83,041
1,490	Columbia Banking System, Inc.	38,278
1,900	Comerica, Inc.	82,270
11,050	Credit Suisse Group ADR[d]	343,987
7,630	DCT Industrial Trust, Inc.	59,133
5,300	Deutsche Bank AG	256,096
2,200	Discover Financial Services	114,136
1,300	Evercore Partners, Inc.	65,611
1,130	Extra Space Storage, Inc.	51,969
12,600	Fifth Third Bancorp	239,778
10,400	First Horizon National Corporation	110,760
2,800	First Industrial Realty Trust, Inc.	50,596
1,300	First Republic Bank	66,391
3,000	Franklin Street Properties Corporation	39,600
3,100	Fulton Financial Corporation	37,851
1,600	FXCM, Inc.	26,224
800	Greenhill & Company, Inc.	41,040
6,710	Hanmi Financial Corporation	117,291
2,840	HCC Insurance Holdings, Inc.	129,646
1,600	Home Loan Servicing Solutions, Ltd.	37,776
3,639	Host Hotels & Resorts, Inc.	67,503
10,800	Huntington Bancshares, Inc.	95,040
13,750	Invesco, Ltd.	464,063
27,000	iShares Barclays 1-3 Year Credit Bond Fund	2,846,880
4,440	iShares Russell 2000 Index Fund	484,981
13,545	J.P. Morgan Chase & Company	698,109
1,673	Lazard, Ltd.	64,661
500	M&T Bank Corporation	56,265
700	Macerich Company	41,447
1,300	MasterCard, Inc.	932,230
17,030	MetLife, Inc.	805,689
1,700	Montpelier Re Holdings, Inc.	46,937
18,700	Morgan Stanley	537,251
900	MSCI, Inc.[d]	36,693
2,500	NASDAQ OMX Group, Inc.	88,575
1,100	Northern Trust Corporation	62,062
3,080	Parkway Properties, Inc.	55,779
2,100	Pebblebrook Hotel Trust	63,420
2,800	Piedmont Office Realty Trust, Inc.	51,744
2,293	Popular, Inc.[d]	57,898
900	Portfolio Recovery Associates, Inc.[d]	53,505
1,500	Progressive Corporation	38,955
1,300	Protective Life Corporation	59,904
3,300	Prudential Financial, Inc.	268,587
2,700	Raymond James Financial, Inc.	123,255
9,500	SLM Corporation	241,015
10,500	SPDR EURO STOXX 50 ETF	428,295
15,200	SPDR S&P 500 ETF Trust	2,671,096
870	SPDR S&P Biotech ETF	103,521
6,200	State Street Corporation	434,434
1,609	Stewart Information Services Corporation	50,394

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (12.2%)	Value
Financials (2.9%) - continued
6,250	SVB Financial Group[d]	$598,625
593	Taubman Centers, Inc.	39,013
4,400	TCF Financial Corporation	66,792
6,166	Terreno Realty Corporation	109,632
2,460	Texas Capital Bancshares, Inc.[d]	128,043
2,700	Visa, Inc.	531,009
3,146	W.R. Berkley Corporation	138,141
11,400	Wells Fargo & Company	486,666
8,400	Zions Bancorporation	238,308

	Total	21,139,728

Health Care (1.4%)
1,100	Abbott Laboratories	40,205
1,100	Acorda Therapeutics, Inc.[d]	33,671
7,060	Akorn, Inc.[d]	144,306
4,690	Align Technology, Inc.[d]	267,611
4,800	Allscripts Healthcare Solutions, Inc.[d]	66,384
800	AmerisourceBergen Corporation	52,264
9,560	Baxter International, Inc.	629,717
600	Biogen Idec, Inc.[d]	146,514
11,500	BioScrip, Inc.[d]	80,615
392	C.R. Bard, Inc.	53,398
500	Catamaran Corporation[d]	23,480
1,700	Centene Corporation[d]	95,472
700	Charles River Laboratories International, Inc.[d]	34,447
600	Community Health Systems, Inc.	26,178
20,700	Covidien plc	1,327,077
2,200	DENTSPLY International, Inc.	103,620
1,500	Emeritus Corporation[d]	28,740
6,611	ExamWorks Group, Inc.[d]	170,894
14,600	Express Scripts Holding Company[d]	912,792
16,000	Gilead Sciences, Inc.[d]	1,135,840
2,200	Illumina, Inc.[d]	205,722
2,600	McKesson Corporation	406,484
400	Medidata Solutions, Inc.[d]	44,124
21,140	Merck & Company, Inc.	953,203
4,040	Neurocrine Biosciences, Inc.[d]	38,138
5,783	NuVasive, Inc.[d]	183,784
1,600	PAREXEL International Corporation[d]	73,136
11,384	PDL BioPharma, Inc.	92,097
2,500	PerkinElmer, Inc.	95,100
800	Pfizer, Inc.	24,544
4,400	ResMed, Inc.	227,656
11,140	Sanofi ADR	595,767
2,600	Seattle Genetics, Inc.[d]	100,438
5,100	Shire Pharmaceuticals Group plc ADR	678,810
1,900	Thoratec Corporation[d]	82,061
2,100	United Therapeutics Corporation[d]	185,892
9,140	UnitedHealth Group, Inc.	623,897
150	Veeva Systems, Inc.[d]	5,837
1,600	Waters Corporation[d]	161,472
1,809	Zimmer Holdings, Inc.	158,233

	Total	10,309,620

Industrials (1.4%)
2,000	3M Company	251,700
2,760	Actuant Corporation	103,666
1,660	Acuity Brands, Inc.	166,847
800	ADT Corporation	34,696
1,700	AGCO Corporation	99,246
2,000	AMETEK, Inc.	95,660
2,750	Apogee Enterprises, Inc.	86,020
600	Armstrong World Industries, Inc.[d]	32,058
2,600	Avis Budget Group, Inc.[d]	81,458
1,400	Babcock & Wilcox Company	45,094
5,900	Boeing Company	769,950
2,622	Briggs & Stratton Corporation	48,088
2,430	CLARCOR, Inc.	142,106
900	Colfax Corporation[d]	50,364
20,078	CSX Corporation	523,233
2,100	Deluxe Corporation	98,889

5,570	DigitalGlobe, Inc.[d]	177,237
2,300	Dover Corporation	211,117
6,471	EMCOR Group, Inc.	239,815
900	EnerSys, Inc.	59,715
500	Esterline Technologies Corporation[d]	40,080
4,200	Exelis, Inc.	69,258
800	Flowserve Corporation	55,576
1,700	Fluor Corporation	126,174
2,300	Foster Wheeler AGd	62,077
4,410	GATX Corporation	227,336
3,100	General Electric Company	81,034
6,440	HNI Corporation	250,194
11,439	Honeywell International, Inc.	992,104
800	Huntington Ingalls Industries, Inc.	57,240
900	IHS, Inc.[d]	98,145
9,700	Ingersoll-Rand plc	655,041
16,600	Jacobs Engineering Group, Inc.[d]	1,009,612
4,000	KBR, Inc.	138,160
851	Korn/Ferry International[d]	20,254
3,570	Landstar System, Inc.	197,385
400	Lindsay Manufacturing Company	30,404
800	Lockheed Martin Corporation	106,672
2,493	Manitowoc Company, Inc.	48,514
5,080	Manpower, Inc.	396,748
1,200	Matson, Inc.	32,508
2,400	MRC Global, Inc.[d]	67,080
1,200	Old Dominion Freight Line, Inc.[d]	56,280
5,604	Oshkosh Corporation[d]	266,694
477	Parker Hannifin Corporation	55,675
4,370	Pentair, Ltd.	293,183
2,400	Quanta Services, Inc.[d]	72,504
4,400	Republic Airways Holdings, Inc.[d]	51,832
300	Rockwell Automation, Inc.	33,123
4,900	Southwest Airlines Company	84,378
3,300	Spirit Airlines, Inc.[d]	142,395
1,850	Tennant Company	112,277
3,700	Union Pacific Corporation	560,180
3,000	United Rentals, Inc.[d]	193,770
1,025	United Stationers, Inc.	45,551
600	United Technologies Corporation	63,750
3,400	Wabash National Corporation[d]	39,644

	Total	10,149,791

Information Technology (2.1%)
5,600	Accenture plc	411,600
6,900	Activision Blizzard, Inc.	114,816
700	Alliance Data Systems Corporation[d]	165,942
2,500	Ambarella, Inc.[d]	51,375
2,600	Amdocs, Ltd.	99,970

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (12.2%)	Value
Information Technology (2.1%) - continued
2,667	Apple, Inc.	$1,393,108
5,932	Applied Materials, Inc.	105,886
3,000	Arris Group, Inc.[d]	53,580
600	Aspen Technology, Inc.[d]	22,938
31,550	Atmel Corporation[d]	229,684
1,400	Autodesk, Inc.[d]	55,874
2,600	Avnet, Inc.	103,220
14,600	Brocade Communications Systems, Inc.[d]	117,092
44,170	Cisco Systems, Inc.	993,825
3,786	Citrix Systems, Inc.[d]	214,969
500	CommVault Systems, Inc.[d]	39,040
7,977	CoreLogic, Inc.[d]	265,395
1,932	DST Systems, Inc.	163,776
4,512	E2open, Inc.[d]	101,520
875	eBay, Inc.[d]	46,121
1,100	Ellie Mae, Inc.[d]	31,790
13,100	EMC Corporation	315,317
16,400	Facebook, Inc.[d]	824,264
3,700	Fairchild Semiconductor International, Inc.[d]	46,879
600	FEI Company	53,448
1,300	Fleetmatics Group plc[d]	41,275
1,000	FLIR Systems, Inc.	28,480
1,500	Gartner, Inc.[d]	88,425
1,352	Google, Inc.[d]	1,393,344
2,710	Guidewire Software, Inc.[d]	137,451
5,460	Informatica Corporation[d]	210,756
3,300	InterDigital, Inc.	127,875
1,100	International Business Machines Corporation	197,131
2,400	InvenSense, Inc.[d]	40,536
1,900	Ixia[d]	26,942
2,300	j2 Global, Inc.	126,454
2,804	Juniper Networks, Inc.[d]	52,267
475	Leidos Holdings, Inc.	22,368
1,068	Lexmark International, Inc.	37,967
10,400	Marvell Technology Group, Ltd.	124,800
11,360	Microsoft Corporation	401,576
8,000	Monster Worldwide, Inc.[d]	34,560
18,420	NetApp, Inc.	714,880
1,600	NeuStar, Inc.[d]	73,472
7,352	NVIDIA Corporation	111,603
2,500	OmniVision Technologies, Inc.[d]	35,025
3,324	Plantronics, Inc.	142,733
8,800	QUALCOMM, Inc.	611,336
3,900	Red Hat, Inc.[d]	168,753
1,241	Salesforce.com, Inc.[d]	66,220
1,300	Sanmina Corporation[d]	18,928
3,800	SunPower Corporation[d]	114,722
30,780	Symantec Corporation	699,937
5,600	Teradata Corporation[d]	246,792
11,110	Teradyne, Inc.[d]	194,314
21,940	Texas Instruments, Inc.	923,235
3,100	Trimble Navigation, Ltd.[d]	88,567
5,671	TriQuint Semiconductor, Inc.[d]	44,971
2,950	Ubiquiti Networks, Inc.	113,811
4,630	Virtusa Corporation[d]	143,900
10,540	Vishay Intertechnology, Inc.[d]	129,326
7,350	VMware, Inc.[d]	597,408
10	Workday, Inc.[d]	749
18,100	Xerox Corporation	179,914
11,046	Xilinx, Inc.	501,709

	Total	15,035,941

Materials (0.4%)
600	AEP Industries, Inc.[d]	35,652
6,530	Celanese Corporation	365,745
700	CF Industries Holdings, Inc.	150,920
6,870	Dow Chemical Company	271,159
2,030	Eagle Materials, Inc.	152,270
1,300	Eastman Chemical Company	102,427
5,350	H.B. Fuller Company	256,104
643	Innophos Holdings, Inc.	32,227
8,400	Louisiana-Pacific Corporation[d]	142,884
4,880	Materials Select Sector SPDR Fund	213,598
5,110	Nucor Corporation	264,545
1,700	Owens-Illinois, Inc.[d]	54,043
1,800	Packaging Corporation of America	112,104
1,100	PPG Industries, Inc.	200,838
800	Schweitzer-Mauduit International, Inc.	49,504
1,300	Sigma-Aldrich Corporation	112,359
1,448	Silgan Holdings, Inc.	65,261
2,181	Southern Copper Corporation	60,959
5,115	Steel Dynamics, Inc.	91,917
4,600	Stillwater Mining Company[d]	50,186
4,700	Teck Resources, Ltd.	125,678
900	U.S. Silica Holdings, Inc.	31,338
1,600	Valspar Corporation	111,952
1,000	Worthington Industries, Inc.	40,540

	Total	3,094,210

Telecommunications Services (0.1%)
9,300	AT&T, Inc.	336,660
1,724	Cogent Communications Group, Inc.	60,564
8,563	Verizon Communications, Inc.	432,517

	Total	829,741

Utilities (0.3%)
1,200	Calpine Corporation[d]	24,204
2,900	CMS Energy Corporation	79,634
16,170	NiSource, Inc.	509,678
3,230	NorthWestern Corporation	148,063
14,980	PG&E Corporation	626,913
6,180	PNM Resources, Inc.	147,826
1,400	Public Service Enterprise Group, Inc.	46,900
3,400	Southern Company	139,094
3,192	Southwest Gas Corporation	173,198
5,500	Wisconsin Energy Corporation	231,605

	Total	2,127,115

	Total Common Stock (cost $72,697,166)	89,716,167

Shares	Collateral Held for Securities Loaned (0.4%)	Value
3,018,707	Thrivent Cash Management Trust	3,018,707

	Total Collateral Held for Securities Loaned (cost $3,018,707)	3,018,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Shares or Principal Amount	Short-Term Investments (13.6%)	Value
	Fairway Finance, LLC
2,000,000	0.140%, 12/9/2013[e,k]	$1,999,704
	Federal Home Loan Bank Discount Notes
2,000,000	0.040%, 11/6/2013[k]	1,999,989
12,100,000	0.070%, 11/20/2013[k]	12,099,553
1,800,000	0.093%, 11/22/2013[k,l]	1,799,902
2,000,000	0.025%, 11/27/2013[k]	1,999,964
8,300,000	0.035%, 12/4/2013[k,l]	8,299,735
2,000,000	0.160%, 12/11/2013[k]	1,999,644
24,000,000	0.025%, 12/18/2013[k]	23,999,217
9,000,000	0.050%, 12/26/2013[k]	8,999,313
7,000,000	0.045%, 1/3/2014[k]	6,999,449
2,000,000	0.040%, 1/6/2014[k]	1,999,853
21,000,000	0.040%, 1/22/2014[k]	20,998,087
	Federal National Mortgage Association Discount Notes
2,200,000	0.100%, 12/4/2013[k,l]	2,199,798
	U.S. Treasury Bills
3,900,000	0.062%, 12/26/2013[k,m]	3,899,630

	Total Short-Term Investments (at amortized cost)	99,293,838

	Total Investments (cost $713,550,036) 106.9%	$783,596,302

	Other Assets and Liabilities, Net (6.9%)	(50,658,347)

	Total Net Assets 100.0%	$732,937,955

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $26,884,684 or 3.7% of total net assets.

f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
g

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Conservative Allocation Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB	10/18/2013	$73,579
Edlinc Student Loan Funding Trust	2/28/2013	316,050
FNA Trust	4/29/2013	346,686

h	All or a portion of the security is on loan.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At October 31, 2013, $3,499,757 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At October 31, 2013, $599,943 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	- Subject to Alternative Minimum Tax
Auth.	- Authority
ETF	- Exchange Traded Fund.
G.O.	- General Obligation
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	- Revenue
Ser.	- Series
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$68,069,170
Gross unrealized depreciation	(1,850,806)

Net unrealized appreciation (depreciation)	$66,218,364

Cost for federal income tax purposes	$717,377,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,836,078	–	2,836,078	–
Capital Goods	1,474,916	–	1,474,916	–
Communications Services	11,551,542	–	11,551,542	–
Consumer Cyclical	3,991,478	–	3,991,478	–
Consumer Non-Cyclical	4,355,235	–	4,355,235	–
Energy	2,112,544	–	2,112,544	–
Financials	1,154,716	–	1,154,716	–
Technology	2,211,604	–	2,211,604	–
Transportation	1,225,857	–	1,225,857	–
Utilities	1,286,644	–	1,286,644	–

Mutual Funds
Equity Mutual Funds	157,279,120	157,279,120	–	–
Fixed Income Mutual Funds	192,848,206	192,848,206	–	–

Long-Term Fixed Income
Asset-Backed Securities	13,912,153	–	13,257,978	654,175
Basic Materials	3,276,161	–	3,276,161	–
Capital Goods	1,989,238	–	1,989,238	–
Collateralized Mortgage Obligations	10,932,671	–	10,932,671	–
Commercial Mortgage-Backed Securities	14,797,589	–	14,797,589	–
Communications Services	7,155,341	–	7,155,341	–
Consumer Cyclical	5,974,741	–	5,974,741	–
Consumer Non-Cyclical	8,292,381	–	8,292,381	–
Energy	4,764,121	–	4,764,121	–
Financials	25,648,806	–	25,575,606	73,200
Foreign Government	2,305,292	–	2,305,292	–
Mortgage-Backed Securities	60,666,937	–	60,666,937	–
Technology	2,400,789	–	2,400,789	–
Transportation	2,014,846	–	2,014,846	–
U.S. Government and Agencies	19,248,441	–	19,248,441	–
U.S. Municipals	21,102,642	–	21,102,642	–
Utilities	4,757,501	–	4,757,501	–

Common Stock
Consumer Discretionary	13,444,940	13,444,940	–	–
Consumer Staples	5,296,543	4,964,497	332,046	–
Energy	8,288,538	8,288,538	–	–
Financials	21,139,728	21,139,728	–	–
Health Care	10,309,620	10,309,620	–	–
Industrials	10,149,791	10,149,791	–	–
Information Technology	15,035,941	15,035,941	–	–
Materials	3,094,210	3,094,210	–	–
Telecommunications Services	829,741	829,741	–	–
Utilities	2,127,115	2,127,115	–	–
Collateral Held for Securities Loaned	3,018,707	3,018,707	–	–
Short-Term Investments	99,293,838	–	99,293,838	–

Total	$783,596,302	$442,530,154	$340,338,773	$727,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	3,228,173	1,347,045	1,881,128	–
Credit Default Swaps	26,448	–	26,448	–

Total Asset Derivatives	$3,254,621	$1,347,045	$1,907,576	$–

Liability Derivatives
Futures Contracts	670,853	670,853	–	–

Total Liability Derivatives	$670,853	$670,853	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(80)	December 2013	($17,574,756)	($17,633,751)	($58,995)
5-Yr. U.S. Treasury Bond Futures	(75)	December 2013	(8,967,545)	(9,126,563)	(159,018)
30-Yr. U.S. Treasury Bond Futures	185	December 2013	24,297,713	24,940,312	642,599
Eurex EURO STOXX 50 Futures	662	December 2013	25,596,218	27,477,346	1,881,128
Mini MSCI EAFE Index Futures	49	December 2013	4,367,364	4,594,485	227,121
Russell 2000 Index Mini-Futures	8	December 2013	837,018	878,240	41,222
S&P 400 Index Mini-Futures	(75)	December 2013	(9,195,160)	(9,648,000)	(452,840)
S&P 500 Index Futures	24	December 2013	10,069,897	10,506,000	436,103
Total Futures Contracts					$2,557,320

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Buy	12/20/2018	$7,000,000	$13,188	$13,188
CDX HY 21, 5 Year, at 5.00%; JP Morgan	Buy	12/20/2018	6,997,000	13,260	13,260
Total Credit Default Swaps				$26,448	$26,448

1

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$642,599
Total Interest Rate Contracts		642,599

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,585,574
Total Equity Contracts		2,585,574

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	26,448
Total Credit Contracts		26,448

Total Asset Derivatives		$3,254,621

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	218,013
Total Interest Rate Contracts		218,013

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	452,840
Total Equity Contracts		452,840

Total Liability Derivatives		$670,853

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,031,459)
Total Interest Rate Contracts		(3,031,459)

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	35,127
Futures	Net realized gains/(losses) on Futures contracts	3,831,297
Total Equity Contracts		3,866,424

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(28,845)
Total Foreign Exchange Contracts		(28,845)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(731,065)
Total Credit Contracts		(731,065)

Total		$75,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	460,661
Total Interest Rate Contracts		460,661

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,411,444
Total Equity Contracts		2,411,444

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	26,448
Total Credit Contracts		26,448

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	21
Total Foreign Exchange Contracts		21

Total		$2,898,574

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$53,935,247	7.7%	N/A	N/A	N/A	N/A	1
Interest Rate Contracts	58,655,037	8.4	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$1,316	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$7,090,198	1.0%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Growth and Income Plus^, ^^	$4,580,526	$91,184	$5,333,082	–	$–	$91,184
Natural Resources	10,774,267	98,908	–	1,208,229	12,408,513	98,908
Partner Small Cap Value	10,519,404	421,807	6,000,000	359,189	7,794,407	243,215
Small Cap Stock	2,700,338	–	–	167,827	3,521,013	–
Partner Mid Cap Value	14,034,157	458,574	–	1,127,070	18,405,047	158,466
Mid Cap Stock	7,087,492	31,478	–	428,044	9,455,498	31,478
Partner Worldwide Allocation	38,618,651	933,130	–	4,497,042	46,589,353	933,130
Large Cap Growth	14,211,821	93,591	1,000,000	2,262,092	17,305,001	93,591
Large Cap Value	35,218,971	739,718	4,000,000	2,184,223	40,910,501	739,718
Large Cap Stock	711,277	49,630	–	32,064	889,787	11,326
High Yield	24,865,728	1,588,973	1,606,798	4,959,061	25,291,209	1,588,977
Income	77,051,939	2,681,286	11,677,674	7,247,218	65,804,736	2,681,353
Government Bond	12,284,114	587,384	642,719	1,135,354	11,376,247	129,376
Limited Maturity Bond	111,436,908	1,414,539	21,762,145	7,212,770	90,376,014	1,415,085
Cash Management Trust-Collateral Investment	2,059,172	10,382,106	9,422,571	3,018,707	3,018,707	5,901
Cash Management Trust-Short Term Investment	65,969,481	146,671,824	212,641,305	–	–	62,497
Total Value and Income Earned	432,124,246				353,146,033	8,284,205

^	Prior to August 16, 2013, the Growth and Income Plus Fund was known as the Equity Income Plus Fund.
^^

On August 6, 2013, the Thrivent Asset Allocation Funds, as the shareholders of the Thrivent Growth and Income Plus Fund, redeemed their shares in-kind. The Growth and Income Plus Fund distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (15.6%)[a]	Value
Basic Materials (0.9%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$633,400	5.250%, 10/18/2017	$634,313
	HCA, Inc., Term Loan
440,000	2.998%, 3/31/2017	440,550
	Ineos Group Holdings, Ltd., Term Loan
573,468	4.000%, 5/4/2018[b,c]	575,119
	MRC Global, Inc., Term Loan
438,892	6.000%, 11/8/2019	441,191

	Total	2,091,173

Capital Goods (0.9%)
	ADS Waste Holdings, Term Loan
533,332	4.250%, 10/9/2019	536,094
	Berry Plastics Group, Inc., Term Loan
503,572	3.500%, 2/8/2020	501,528
	Rexnord, LLC, Term Loan
510,000	4.000%, 8/21/2020	510,255
	Silver II Borrower, Term Loan
498,744	4.000%, 12/13/2019	498,210

	Total	2,046,087

Communications Services (5.5%)
	Charter Communications Operating, LLC, Term Loan
498,750	3.000%, 12/31/2020	493,428
	Cincinnati Bell, Inc., Term Loan
425,000	4.000%, 9/10/2020	423,007
	Clear Channel Communications, Inc., Term Loan
15,192	3.818%, 1/29/2016	14,725
519,808	6.918%, 1/30/2019	493,886
	Cricket Communications, Inc., Term Loan
498,750	4.750%, 3/8/2020	500,890
	Cumulus Media Holdings, Inc., Term Loan
480,579	4.500%, 9/17/2018	483,342
	Fairpoint Communications, Term Loan
508,722	7.500%, 2/14/20109[b,c]	518,118
	Grande Communications Networks, LLC, Term Loan
573,562	4.500%, 5/29/2020	571,412
	Hargray Communications Group, Inc., Term Loan
493,762	4.750%, 6/26/2019	496,641
	Integra Telecom Holdings, Inc., Term Loan
543,472	5.250%, 2/22/2019	549,358
	Intelsat Jackson Holdings SA, Term Loan
502,409	4.250%, 4/2/2018	504,815
	Level 3 Communications, Inc., Term Loan
490,000	4.000%, 8/1/2019[b,c]	492,043
	LTS Buyer, LLC, Term Loan
548,625	4.500%, 4/13/2020	550,227
	McGraw-Hill Global Education Holdings, LLC, Term Loan
558,522	9.000%, 3/22/2019	567,950
	NEP Broadcasting, LLC, Term Loan
503,407	4.750%, 1/22/2020	504,665
	NTelos, Inc., Term Loan
299,244	5.750%, 11/9/2019	300,367
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
580,084	5.500%, 7/31/2018	579,359
	TNS, Inc., Term Loan
458,783	5.000%, 2/14/2020	461,458
	Univision Communications, Inc., Term Loan
49,875	4.500%, 2/28/2020	50,114
493,597	4.500%, 3/1/2020	496,065
	Virgin Media Investment Holdings, Ltd., Term Loan
535,000	3.500%, 6/8/2020	534,759
	Visant Corporation, Term Loan
550,000	5.250%, 12/22/2016	539,390
	WideOpenWest Finance, LLC, Term Loan
553,447	4.750%, 4/1/2019	557,830
	WMG Acquisition Corporation, Term Loan
465,000	3.750%, 7/1/2020	465,144
	Yankee Cable Acquisition, LLC, Term Loan
552,404	5.250%, 3/1/2020	554,735
	Zayo Group, LLC, Term Loan
553,273	4.500%, 7/2/2019	555,696

	Total	12,259,424

Consumer Cyclical (2.7%)
	Bally Technologies, Inc., Term Loan
575,000	0.000%, 7/16/2021[b,c]	576,438
	Booz Allen Hamilton, Inc., Term Loan
339,144	3.750%, 7/31/2019	338,933
	Burlington Coat Factory Warehouse Corporation, Term Loan
490,000	4.250%, 2/23/2017	493,214
	Cenveo Corporation, Term Loan
511,714	6.250%, 2/13/2017	516,192
	Ceridian Corporation, Term Loan
510,000	4.420%, 5/9/2017	512,422
	Chrysler Group, LLC, Term Loan
64,669	4.250%, 5/24/2017	65,219
	Hilton Worldwide Finance, LLC, Term Loan
700,000	0.000%, 10/26/2020[b,c]	703,864
	J.C. Penney Corporation, Inc., Term Loan
553,613	6.000%, 5/22/2018	535,006
	MGM Resorts International, Term Loan
448,869	3.500%, 12/20/2019	448,147
	ROC Finance, LLC, Term Loan
565,000	5.000%, 6/20/2019	552,287
	Scientific Games International, Inc., Term Loan
555,000	4.250%, 10/18/2020[b,c]	555,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (15.6%)[a]	Value
Consumer Cyclical (2.7%) - continued
	Seminole Hard Rock Entertainment, Inc., Term Loan
$29,925	3.500%, 5/14/2020	$29,757
	Seminole Indian Tribe of Florida, Term Loan
357,381	3.000%, 4/29/2020	356,413
	Toys R Us, Inc., Term Loan
488,713	5.250%, 5/25/2018	440,604

	Total	6,123,496

Consumer Non-Cyclical (2.1%)
	Albertsons, LLC, Term Loan
200,000	0.000%, 3/21/2019 [b,c]	200,000
568,422	4.750%, 3/21/2019 [b,c]	569,831
	Biomet, Inc., Term Loan
399,000	3.690%, 7/25/2017	401,578
	CHS/Community Health Systems, Inc., Term Loan
500,000	3.760%, 1/25/2017	501,250
	Del Monte Corporation, Term Loan
449,698	4.000%, 3/8/2018	449,698
	DJO Finance, LLC, Term Loan
438,894	4.750%, 9/15/2017	443,099
	JBS USA, LLC, Term Loan
498,744	3.750%, 5/25/2018	497,497
	Roundy’s Supermarkets, Inc., Term Loan
508,709	5.750%, 2/13/2019	502,350
	Supervalu, Inc., Term Loan
547,675	5.000%, 3/21/2019	550,792
	Van Wagner Communications, LLC, Term Loan
447,750	6.250%, 8/3/2018	454,278

	Total	4,570,373

Energy (0.5%)
	Arch Coal, Inc., Term Loan
498,738	5.750%, 5/16/2018	483,257
	Offshore Group Investment, Ltd., Term Loan
29,850	5.750%, 3/28/2019	30,027
	Pacific Drilling SA, Term Loan
543,637	4.500%, 6/3/2018 [b,c]	545,448

	Total	1,058,732

Financials (0.6%)
	Harland Clarke Holdings Corporation, Term Loan
541,594	7.000%, 5/22/2018	543,354
	Interactive Data Corporation, Term Loan
299,337	3.750%, 2/11/2018 [b,c]	298,963
	WaveDivision Holdings, LLC, Term Loan
563,256	4.000%, 10/12/2019	564,664

	Total	1,406,981

Technology (1.0%)
	BMC Software, Inc., Term Loan
450,000	5.000%, 9/10/2020	454,275
	First Data Corporation Extended, Term Loan
595,000	4.170%, 3/23/2018	595,214
	Freescale Semiconductor, Inc., Term Loan
573,397	5.000%, 3/1/2020	578,305
	Infor US, Inc., Term Loan
498,742	3.750%, 6/3/2020 [b,c]	497,186
	SunGard Data Systems, Inc., Term Loan
29,850	4.000%, 3/8/2020	30,052

	Total	2,155,032

Transportation (0.9%)
	American Airlines, Inc., Term Loan
942,638	4.750%, 6/27/2019	947,549
	American Petroleum Tankers Parent, LLC, Term Loan
438,735	4.750%, 10/2/2019	438,735
	U.S. Airways, Inc., Term Loan
545,000	4.250%, 5/23/2019	545,229

	Total	1,931,513

Utilities (0.5%)
	Calpine Corporation, Term Loan
503,379	4.000%, 4/1/2018	505,392
	Intergen NV, Term Loan
543,637	6.447%, 6/15/2020	542,278

	Total	1,047,670

	Total Bank Loans (cost $34,749,449)	34,690,481

Shares	Common Stock (51.4%)	Value
Consumer Discretionary (7.5%)
3,500	Amazon.com, Inc.[d]	1,274,105
2,500	AutoZone, Inc.[d]	1,086,725
96,768	Comcast Corporation[e]	4,604,221
7,472	Dollar Tree, Inc.[d]	436,365
19,200	Foot Locker, Inc.	666,240
13,900	GNC Holdings, Inc.	817,598
58,800	Las Vegas Sands Corporation	4,128,936
12,300	Marriott International, Inc.	554,484
15,100	NIKE, Inc.	1,143,976
13,400	Toll Brothers, Inc.[d]	440,592
23,057	Tuesday Morning Corporation[d]	326,257
33,000	Twenty-First Century Fox, Inc.	1,124,640

	Total	16,604,139

Consumer Staples (5.4%)
26,829	Anheuser-Busch InBev NV ADR	2,782,972
8,600	Beam, Inc.	578,780
26,236	British American Tobacco plc ADR	2,898,816
6,900	Hain Celestial Group, Inc.[d]	574,287
36,900	Nestle SA	2,663,588
31,500	PepsiCo, Inc.	2,648,835

	Total	12,147,278

Energy (5.3%)
4,900	Concho Resources, Inc.[d]	541,989
6,200	EOG Resources, Inc.	1,106,080
65,900	Marathon Oil Corporation	2,323,634
12,100	Schlumberger, Ltd.	1,134,012
7,100	SM Energy Company	629,131
79,250	Total SA ADR	4,848,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (51.4%)	Value
Energy (5.3%) - continued
70,600	Weatherford International, Ltd.[d]	$1,160,664

	Total	11,744,025

Financials (9.3%)
3,100	Affiliated Managers Group, Inc.[d]	612,064
10,300	Axis Capital Holdings, Ltd.	488,426
102,600	Bank of America Corporation	1,432,296
3,800	Boston Properties, Inc.	393,300
7,200	Camden Property Trust	462,240
30,400	Citigroup, Inc.	1,482,912
29,100	Credit Suisse Group ADR[d]	905,883
28,700	DDR Corporation	486,465
2,600	Equity Residential	136,136
12,100	HCC Insurance Holdings, Inc.	552,365
7,900	Host Hotels & Resorts, Inc.	146,545
80,900	Invesco, Ltd.	2,730,375
18,300	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,037,705
14,481	Lazard, Ltd.	559,691
19,050	Macerich Company	1,127,950
2,800	MasterCard, Inc.	2,007,880
15,199	Popular, Inc.[d]	383,775
3,700	Prologis, Inc.	147,815
2,700	Public Storage, Inc.	450,819
3,250	Simon Property Group, Inc.	502,287
13,900	Tanger Factory Outlet Centers, Inc.	484,415
9,650	Vanguard Dividend Appreciation Index Fund ETF	699,722
9,700	Visa, Inc.	1,907,699
1,600	Vornado Realty Trust	142,496
16,025	Zions Bancorporation	454,629

	Total	20,735,890

Health Care (5.8%)
4,048	Actavis, Inc.[d]	625,740
20,000	Baxter International, Inc.	1,317,400
43,462	Covidien plc	2,786,349
21,800	Express Scripts Holding Company[d]	1,362,936
29,600	Gilead Sciences, Inc.[d]	2,101,304
20,800	Hologic, Inc.[d]	465,712
6,300	Illumina, Inc.[d]	589,113
32,300	Sanofi ADR	1,727,404
10,800	Shire Pharmaceuticals Group plc ADR	1,437,480
4,700	Waters Corporation[d]	474,324

	Total	12,887,762

Industrials (6.7%)
12,200	Actuant Corporation	458,232
7,810	B/E Aerospace, Inc.[d]	633,859
21,900	Boeing Company	2,857,950
12,088	EMCOR Group, Inc.	447,981
7,800	Flowserve Corporation	541,866
12,200	HNI Corporation	473,970
33,200	Honeywell International, Inc.	2,879,436
16,800	Ingersoll-Rand plc	1,134,504
33,634	Jacobs Engineering Group, Inc.[d]	2,045,620
5,888	Manpower, Inc.	459,853
3,900	Stericycle, Inc.[d]	453,180
16,700	Union Pacific Corporation	2,528,380

	Total	14,914,831

Information Technology (8.4%)
9,419	Apple, Inc.	4,920,015
7,900	Autodesk, Inc.[d]	315,289
29,485	E2open, Inc.[d]	663,412
62,800	EMC Corporation	1,511,596
16,000	Facebook, Inc.[d]	804,160
1,050	Google, Inc.[d]	1,082,109
11,500	Informatica Corporation[d]	443,900
21,600	Jabil Circuit, Inc.	450,576
29,800	Juniper Networks, Inc.[d]	555,472
14,400	NetApp, Inc.	558,864
7,800	Rackspace Hosting, Inc.[d]	399,594
9,300	Skyworks Solutions, Inc.[d]	239,754
112,400	Symantec Corporation	2,555,976
14,100	Teradata Corporation[d]	621,387
15,200	VMware, Inc.[d]	1,235,456
50,371	Xilinx, Inc.	2,287,851

	Total	18,645,411

Materials (1.7%)
1,700	Airgas, Inc.	185,419
2,100	Ashland, Inc.	194,355
4,400	Crown Holdings, Inc.[d]	191,840
4,200	Domtar Corporation	355,782
2,600	FMC Corporation	189,176
45,500	Materials Select Sector SPDR Fund	1,991,535
6,100	Owens-Illinois, Inc.[d]	193,919
1,100	PPG Industries, Inc.	200,838
10,800	Steel Dynamics, Inc.	194,076

	Total	3,696,940

Utilities (1.3%)
19,200	MDU Resources Group, Inc.	571,776
8,858	Southwest Gas Corporation	480,635
46,100	Utilities Select Sector SPDR Fund	1,788,219

	Total	2,840,630

	Total Common Stock (cost $93,761,951)	114,216,906

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Asset-Backed Securities (1.0%)
	Conseco Financial Corporation
155,859	6.330%, 11/1/2029	162,523
	Countrywide Asset-Backed Certificates
96,651	5.859%, 10/25/2046	65,625
	First Horizon ABS Trust
285,716	0.300%, 10/25/2026[f,g]	263,409
	GMAC Mortgage Corporation Loan Trust
396,969	0.350%, 8/25/2035[f,g]	330,906
368,310	0.350%, 12/25/2036[f,g]	314,603
	Popular ABS Mortgage Pass- Through Trust
250,000	5.297%, 11/25/2035	212,557
	Renaissance Home Equity Loan Trust
348,174	5.608%, 5/25/2036	247,173
491,393	5.285%, 1/25/2037	269,057
	Wachovia Asset Securitization, Inc.
511,118	0.310%, 7/25/2037[f,g,h]	442,169

	Total	2,308,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Basic Materials (0.8%)
	Barrick Gold Corporation
$102,000	2.900%, 5/30/2016	$104,555
	BHP Billiton Finance USA, Ltd.
212,000	2.050%, 9/30/2018	213,074
	FMG Resources Pty. Ltd.
187,750	6.875%, 2/1/2018[i]	199,015
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
187,750	8.875%, 2/1/2018	193,382
	Ineos Finance plc
204,000	7.500%, 5/1/2020[i]	222,870
	Inmet Mining Corporation
187,750	8.750%, 6/1/2020[i]	207,464
	LyondellBasell Industries NV
158,000	5.000%, 4/15/2019	176,869
	NOVA Chemicals Corporation
281,626	5.250%, 8/1/2023[i]	287,259
	Xstrata Finance Canada, Ltd.
105,000	2.050%, 10/23/2015[i]	105,832
167,000	2.700%, 10/25/2017[i]	167,794

	Total	1,878,114

Capital Goods (0.8%)
	BAE Systems plc
102,000	3.500%, 10/11/2016[i]	106,734
	Cemex Finance, LLC
187,750	9.375%, 10/12/2017[i]	210,749
	CNH Capital, LLC
187,750	3.625%, 4/15/2018	190,332
	Eaton Corporation
106,000	1.500%, 11/2/2017[i]	104,938
	John Deere Capital Corporation
204,000	1.050%, 10/11/2016	204,729
	Nortek, Inc.
187,750	8.500%, 4/15/2021	205,821
	Reynolds Group Issuer, Inc.
187,750	9.875%, 8/15/2019	207,698
	Roper Industries, Inc.
234,000	1.850%, 11/15/2017	233,991
	Textron, Inc.
102,000	4.625%, 9/21/2016	109,996
	United Rentals North America, Inc.
211,000	7.375%, 5/15/2020	235,265

	Total	1,810,253

Collateralized Mortgage Obligations (3.2%)
	Banc of America Alternative Loan Trust 2005-10
766,884	6.000%, 11/25/2035	632,075
	Countrywide Alternative Loan Trust
624,025	6.500%, 8/25/2036	427,728
	Credit Suisse First Boston Mortgage Securities
	Corporation
515,698	5.250%, 10/25/2035	500,380
	HomeBanc Mortgage Trust
440,313	2.408%, 4/25/2037	305,741
	J.P. Morgan Alternative Loan Trust
365,574	2.679%, 3/25/2036	282,238
856,661	6.500%, 3/25/2036	749,422
	J.P. Morgan Mortgage Trust
695,726	2.651%, 1/25/2037	603,195
	Lehman Mortgage Trust
92,532	6.000%, 1/25/2036	83,383
	Master Asset Securitization Trust
138,645	0.670%, 6/25/2036[g]	87,674
	MortgageIT Trust
734,569	0.430%, 12/25/2035[g]	662,206
	Residential Accredit Loans, Inc.
198,617	5.750%, 9/25/2035	175,000
	RFMSI Series 2007-S7 Trust
1,018,879	6.000%, 7/25/2037	910,425
	Structured Adjustable Rate
	Mortgage Loan Trust
505,752	2.701%, 9/25/2035	431,558
	Wells Fargo Mortgage Backed Securities Trust
647,642	2.634%, 7/25/2036	600,301
638,991	6.000%, 7/25/2037	605,766

	Total	7,057,092

Commercial Mortgage-Backed Securities (0.5%)
	Commercial Mortgage Pass- Through Certificates
283,585	0.304%, 12/15/2020[g,i]	279,537
	Credit Suisse Mortgage Capital Certificates
554,565	0.344%, 10/15/2021[g,i]	552,373
	Government National Mortgage Association
80,396	3.214%, 1/16/2040	81,600
	Wachovia Bank Commercial Mortgage Trust
317,813	5.765%, 7/15/2045	342,966

	Total	1,256,476

Communications Services (2.3%)
	AMC Networks, Inc.
187,750	7.750%, 7/15/2021	211,219
	America Movil SAB de CV
68,000	5.000%, 10/16/2019	75,002
	American Tower Corporation
101,000	7.000%, 10/15/2017	117,264
	AT&T, Inc.
216,000	2.400%, 8/15/2016	223,442
	British Telecommunications plc
106,000	1.625%, 6/28/2016	107,402
	CC Holdings GS V, LLC
153,000	2.381%, 12/15/2017	151,458
	CCO Holdings, LLC
187,750	7.000%, 1/15/2019	199,015
	CenturyLink, Inc.
187,750	5.625%, 4/1/2020	190,801
	Digicel, Ltd.
187,750	6.000%, 4/15/2021[i]	182,117
	DIRECTV Holdings, LLC
122,000	3.500%, 3/1/2016	127,786
125,000	1.750%, 1/15/2018	122,162
	Hughes Satellite Systems Corporation
211,000	6.500%, 6/15/2019	226,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Communications Services (2.3%) - continued
	Intelsat Jackson Holdings SA
$187,750	7.250%, 10/15/2020	$203,709
	Level 3 Financing, Inc.
211,000	8.625%, 7/15/2020	238,957
	NBC Universal Enterprise, Inc.
125,000	1.662%, 4/15/2018[i]	123,785
	Qwest Communications International, Inc.
150,000	7.125%, 4/1/2018	155,625
	SBA Tower Trust
200,000	5.101%, 4/17/2017[i]	216,295
	Sprint Nextel Corporation
187,750	9.000%, 11/15/2018[i]	227,647
	Telefonica Emisiones SAU
106,000	3.729%, 4/27/2015	109,603
	T-Mobile USA, Inc.
210,000	6.633%, 4/28/2021	222,075
	Univision Communications, Inc.
245,000	7.875%, 11/1/2020[i]	271,950
	UPCB Finance V, Ltd.
245,000	7.250%, 11/15/2021[i]	268,887
	Verizon Communications, Inc.
318,000	2.500%, 9/15/2016	329,990
106,000	2.002%, 9/14/2018[g]	111,914
220,000	3.650%, 9/14/2018	233,982
	WideOpenWest Finance, LLC
245,000	10.250%, 7/15/2019	270,725
	Wind Acquisition Finance SA
187,750	11.750%, 7/15/2017[i]	199,484

	Total	5,118,593

Consumer Cyclical (1.3%)
	Amazon.com, Inc.
147,000	1.200%, 11/29/2017	144,232
	Chrysler Group, LLC
187,750	8.250%, 6/15/2021	212,392
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	194,310
	Ford Motor Credit Company, LLC
233,000	3.984%, 6/15/2016	248,157
133,000	3.000%, 6/12/2017	138,443
100,000	5.000%, 5/15/2018	110,815
	General Motors Company
212,000	3.500%, 10/2/2018[i]	216,240
	General Motors Financial Company, Inc.
187,750	3.250%, 5/15/2018[i]	187,046
	Jaguar Land Rover Automotive plc
211,000	5.625%, 2/1/2023[i]	209,418
	L Brands, Inc.
211,000	6.625%, 4/1/2021	232,100
	Macy’s Retail Holdings, Inc.
182,000	7.450%, 7/15/2017	216,138
	Royal Caribbean Cruises, Ltd.
187,750	5.250%, 11/15/2022	187,750
	Toyota Motor Credit Corporation
101,000	2.000%, 10/24/2018	101,472
	West Corporation
187,750	8.625%, 10/1/2018	204,648
	Wynn Las Vegas, LLC
211,000	5.375%, 3/15/2022	217,079

	Total	2,820,240

Consumer Non-Cyclical (2.2%)
	AbbVie, Inc.
213,000	1.750%, 11/6/2017	213,649
	Altria Group, Inc.
102,000	9.700%, 11/10/2018	136,971
	Anheuser-Busch InBev Worldwide, Inc.
204,000	7.750%, 1/15/2019	258,350
	Biomet, Inc.
187,750	6.500%, 8/1/2020	199,484
	Boston Scientific Corporation
122,000	2.650%, 10/1/2018	122,997
	Celgene Corporation
128,000	1.900%, 8/15/2017	129,115
	CHS/Community Health Systems, Inc.
211,000	7.125%, 7/15/2020	222,078
	Edwards Lifesciences Corporation
106,000	2.875%, 10/15/2018	106,407
	Emergency Medical Services Corporation
187,750	8.125%, 6/1/2019	203,953
	Endo Health Solutions, Inc.
187,750	7.250%, 1/15/2022	199,954
	Express Scripts Holding Company
122,000	3.125%, 5/15/2016	128,029
	Fresenius Medical Care US Finance, Inc.
187,750	5.750%, 2/15/2021[i]	198,546
	Gilead Sciences, Inc.
122,000	3.050%, 12/1/2016	128,991
	Hawk Acquisition Sub, Inc.
211,000	4.250%, 10/15/2020[i]	204,142
	HCA, Inc.
187,750	4.750%, 5/1/2023	180,944
	Health Management Associates, Inc.
187,750	7.375%, 1/15/2020	209,341
	Heineken NV
56,000	1.400%, 10/1/2017[i]	55,324
	IMS Health, Inc.
193,000	6.000%, 11/1/2020[i]	200,720
	JBS Finance II, Ltd.
187,750	8.250%, 1/29/2018[h]	196,668
	Lorillard Tobacco Company
102,000	8.125%, 6/23/2019	125,859
	Medtronic, Inc.
125,000	1.375%, 4/1/2018	123,067
	Pernod Ricard SA
106,000	2.950%, 1/15/2017[i]	110,601
	Revlon Consumer Products Corporation
187,750	5.750%, 2/15/2021[i]	185,403
	Safeway, Inc.
204,000	3.400%, 12/1/2016	210,518
	Sanofi
125,000	1.250%, 4/10/2018	123,078
	Spectrum Brands Escrow Corporation
211,000	6.375%, 11/15/2020[i]	224,187
	Valeant Pharmaceuticals International
187,750	7.250%, 7/15/2022[i]	204,178
	Watson Pharmaceuticals, Inc.
152,000	1.875%, 10/1/2017	151,624

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Consumer Non-Cyclical (2.2%) - continued
	WM Wrigley Jr. Company
$102,000	2.000%, 10/20/2017[i]	$102,889

	Total	4,857,067

Energy (1.3%)
	BP Capital Markets plc
212,000	2.241%, 9/26/2018	214,160
	Concho Resources, Inc.
187,750	6.500%, 1/15/2022	205,117
	Energy Transfer Partners, LP
68,000	6.700%, 7/1/2018	80,014
	Harvest Operations Corporation
187,750	6.875%, 10/1/2017	201,597
	Hess Corporation
122,000	8.125%, 2/15/2019	153,722
	Kodiak Oil & Gas Corporation
187,750	5.500%, 1/15/2021[i]	192,444
	Linn Energy, LLC
187,750	8.625%, 4/15/2020	199,954
	Marathon Oil Corporation
100,000	2.800%, 11/1/2022	94,320
	MEG Energy Corporation
211,000	6.375%, 1/30/2023[i]	212,319
	Oasis Petroleum, Inc.
211,000	6.875%, 1/15/2023	228,935
	Offshore Group Investment, Ltd.
245,000	7.500%, 11/1/2019	266,437
	Petrobras Global Finance BV
159,000	2.000%, 5/20/2016	157,998
	Range Resources Corporation
264,728	5.000%, 8/15/2022	264,397
	Suncor Energy, Inc.
101,000	6.100%, 6/1/2018	118,760
	Transocean, Inc.
122,000	5.050%, 12/15/2016	134,385
	Weatherford International, Ltd.
101,000	6.000%, 3/15/2018	113,908

	Total	2,838,467

Financials (5.6%)
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	255,034
	American International Group, Inc.
204,000	8.250%, 8/15/2018	258,073
	Aviation Capital Group Corporation
106,000	3.875%, 9/27/2016[i]	107,304
	Bank of America Corporation
212,000	5.750%, 8/15/2016	234,606
200,000	5.750%, 12/1/2017	228,674
212,000	1.320%, 3/22/2018[g]	214,459
200,000	5.650%, 5/1/2018	228,136
101,000	2.600%, 1/15/2019	101,682
100,000	5.625%, 7/1/2020	114,601
	Bank of New York Mellon Corporation
40,000	4.500%, 12/31/2049[j]	36,500
	Barclays Bank plc
111,000	5.140%, 10/14/2020	118,440
	BB&T Corporation
101,000	2.050%, 6/19/2018	101,170
	BBVA Banco Continental SA
101,000	2.250%, 7/29/2016[i]	100,747
	BBVA US Senior SAU
212,000	4.664%, 10/9/2015	223,214
	Bear Stearns Companies, LLC
202,000	6.400%, 10/2/2017	236,238
	BNP Paribas SA
152,000	2.375%, 9/14/2017	155,408
	Capital One Financial Corporation
102,000	6.150%, 9/1/2016	114,404
	Citigroup, Inc.
212,000	5.000%, 9/15/2014	219,383
106,000	1.198%, 7/25/2016[g]	106,973
201,000	6.000%, 8/15/2017	231,128
	CNA Financial Corporation
51,000	7.350%, 11/15/2019	62,862
	CyrusOne, LP
187,750	6.375%, 11/15/2022	189,158
	Denali Borrower, LLC
355,000	5.625%, 10/15/2020[i]	351,450
	Discover Financial Services
106,000	6.450%, 6/12/2017	120,962
	Fifth Third Bancorp
192,000	5.450%, 1/15/2017	212,513
	Fifth Third Capital Trust IV
159,000	6.500%, 4/15/2037	157,012
	General Electric Capital Corporation
607,000	5.625%, 9/15/2017	697,106
47,000	1.625%, 4/2/2018	46,928
	Goldman Sachs Group, Inc.
159,000	0.700%, 3/22/2016[g]	158,186
156,000	6.250%, 9/1/2017	180,456
102,000	7.500%, 2/15/2019	125,245
	HCP, Inc.
51,000	3.750%, 2/1/2016	53,671
	HSBC Finance Corporation
202,000	6.676%, 1/15/2021	234,760
	HSBC USA, Inc.
35,000	1.625%, 1/16/2018	34,738
	Icahn Enterprises, LP
187,750	8.000%, 1/15/2018	196,903
	ING Bank NV
81,000	3.750%, 3/7/2017[i]	85,664
	ING Capital Funding Trust III
156,000	3.848%, 12/29/2049[g,j]	154,050
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015	111,250
	Intesa Sanpaolo SPA
102,000	3.625%, 8/12/2015[i]	104,581
204,000	3.875%, 1/15/2019[c]	204,810
	J.P. Morgan Chase & Company
159,000	3.450%, 3/1/2016	167,556
75,000	1.138%, 1/25/2018[g]	75,568
106,000	6.300%, 4/23/2019	125,622
175,000	7.900%, 4/29/2049[j]	192,937
50,000	6.000%, 12/29/2049[j]	48,375
	J.P. Morgan Chase Bank NA
212,000	0.584%, 6/13/2016[g]	209,992
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[i]	29,126
	Liberty Property, LP
112,000	5.500%, 12/15/2016	124,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Financials (5.6%) - continued
	Lloyds TSB Bank plc
$122,000	6.500%, 9/14/2020[i]	$137,839
	Macquarie Bank, Ltd.
142,000	5.000%, 2/22/2017[i]	155,717
	Morgan Stanley
153,000	4.750%, 4/1/2014	155,600
233,000	1.750%, 2/25/2016	235,286
153,000	6.250%, 8/28/2017	176,225
	Murray Street Investment Trust I
212,000	4.647%, 3/9/2017	230,493
	National City Corporation
203,000	6.875%, 5/15/2019	243,583
	Nomura Holdings, Inc.
153,000	2.000%, 9/13/2016	154,118
	Omega Healthcare Investors, Inc.
187,750	5.875%, 3/15/2024	192,444
	PNC Bank NA
202,000	1.150%, 11/1/2016	202,599
	Prologis, LP
160,000	6.625%, 5/15/2018	188,897
	Rabobank Capital Funding Trust II
101,000	5.260%, 12/29/2049[i,j]	101,333
	Realty Income Corporation
125,000	2.000%, 1/31/2018	123,289
	Regions Bank
159,000	7.500%, 5/15/2018	189,169
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	333,117
	Royal Bank of Scotland Group plc
149,000	5.050%, 1/8/2015	154,023
	Santander US Debt SAU
159,000	3.781%, 10/7/2015[i]	163,804
	SLM Corporation
106,000	6.250%, 1/25/2016	115,407
30,000	4.625%, 9/25/2017	31,125
	Svenska Handelsbanken AB
102,000	3.125%, 7/12/2016	107,240
	Swedbank Hypotek AB
122,000	1.375%, 3/28/2018[i]	120,682
	Swiss RE Capital I, LP
479,000	6.854%, 5/29/2049[i,j]	510,135
	UnitedHealth Group, Inc.
125,000	1.400%, 10/15/2017	125,043
	Ventas Realty, LP
204,000	1.550%, 9/26/2016	205,464
	Wells Fargo & Company
159,000	1.250%, 7/20/2016	159,947
202,000	2.150%, 1/15/2019	202,983

	Total	12,557,460

Foreign Government (<0.1%)
	Eksportfinans ASA
100,000	2.375%, 5/25/2016	97,450

	Total	97,450

Mortgage-Backed Securities (6.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,700,000	3.000%, 12/1/2028[c]	1,757,375
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,850,000	3.500%, 11/1/2043[c]	1,890,758
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
525,000	3.500%, 11/1/2028[c]	554,326
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,200,000	3.500%, 11/1/2043[c]	4,307,625
3,925,000	4.000%, 11/1/2043[c]	4,134,742
1,950,000	4.500%, 11/1/2043[c]	2,087,414

	Total	14,732,240

Technology (0.9%)
	Alliance Data Systems Corporation
187,750	6.375%, 4/1/2020[i]	195,729
	BMC Software Finance, Inc.
187,750	8.125%, 7/15/2021[i]	198,546
	CommScope, Inc.
204,000	8.250%, 1/15/2019[i]	223,890
	Computer Sciences Corporation
101,000	2.500%, 9/15/2015	103,433
	EMC Corporation
101,000	1.875%, 6/1/2018	101,371
	First Data Corporation
187,750	7.375%, 6/15/2019[i]	202,066
	Freescale Semiconductor, Inc.
200,000	6.000%, 1/15/2022[c,i]	202,250
	Hewlett-Packard Company
106,000	3.300%, 12/9/2016	110,645
	Iron Mountain, Inc.
187,750	6.000%, 8/15/2023	191,036
	Oracle Corporation
201,000	1.200%, 10/15/2017	198,387
	Tyco Electronics Group SA
101,000	6.550%, 10/1/2017	116,980
	Xerox Corporation
101,000	7.200%, 4/1/2016	114,123

	Total	1,958,456

Transportation (0.5%)
	Avis Budget Car Rental, LLC
187,750	8.250%, 1/15/2019	204,647
	Continental Airlines, Inc.
178,235	6.250%, 4/11/2020	184,474
121,924	4.150%, 4/11/2024	120,400
	Delta Air Lines, Inc.
82,132	4.950%, 5/23/2019	88,086
65,572	4.750%, 5/7/2020	69,178
	ERAC USA Finance, LLC
57,000	1.400%, 4/15/2016[i]	57,087
	Hertz Corporation
211,000	6.750%, 4/15/2019	227,616
	Kansas City Southern de Mexico SA de CV
101,000	0.937%, 10/28/2016 [g,i]	101,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (29.9%)	Value
Transportation (0.5%) - continued
	US Airways Pass Through Trust
$100,000	3.950%, 11/15/2025	$94,813

	Total	1,147,452

U.S. Government and Agencies (1.8%)
	U.S. Treasury Notes
4,000,000	0.250%, 9/30/2015	3,996,408

	Total	3,996,408

Utilities (1.1%)
	Access Midstream Partners, LP
245,000	4.875%, 5/15/2023	243,775
	AES Corporation
187,750	7.375%, 7/1/2021	212,627
	Atlas Pipeline Partners, LP
211,000	4.750%, 11/15/2021[i]	198,340
	Cleveland Electric Illuminating Company
127,000	5.700%, 4/1/2017	140,006
	Constellation Energy Group, Inc.
101,000	5.150%, 12/1/2020	109,167
	Dayton Power and Light Company
101,000	1.875%, 9/15/2016[i]	101,925
	Electricite de France SA
100,000	5.250%, 1/29/2049[i,j]	98,300
	Enel Finance International NV
102,000	3.875%, 10/7/2014[i]	104,550
	Energy Transfer Partners, LP
153,000	5.950%, 2/1/2015	162,226
	Enterprise Products Operating, LLC
102,000	1.250%, 8/13/2015	102,559
	ITC Holdings Corporation
125,000	6.050%, 1/31/2018[i]	142,235
	Korea Western Power Company, Ltd.
204,000	2.875%, 10/10/2018[i]	204,782
	National Rural Utilities Cooperative Finance Corporation
70,000	4.750%, 4/30/2043	65,363
	NRG Energy, Inc.
187,750	6.625%, 3/15/2023	194,087
	ONEOK Partners, LP
204,000	6.150%, 10/1/2016	229,835
68,000	2.000%, 10/1/2017	67,819
	Total	2,377,596

	Total Long-Term Fixed Income (cost $66,593,765)	66,811,386

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
2,600	Discover Financial Services, 6.500%[j]	62,192
675	Farm Credit Bank of Texas, 6.750%[i,j]	67,479
1,000	The Allstate Corporation, 5.100%	24,160
1,400	The Goldman Sachs Group, Inc., 5.500%[j]	31,962
	Total	185,793

	Total Preferred Stock (cost $192,396)	185,793

Shares or Principal Amount	Short-Term Investments (11.3%)	Value
	Federal Home Loan Bank Discount Notes
100,000	0.093%, 11/22/2013[e,k]	99,995
100,000	0.090%, 4/4/2014[e,k]	99,961
	Federal Home Loan Mortgage Corporation Discount Notes
600,000	0.055%, 2/4/2014[e,k]	599,913
	Thrivent Cash Management Trust
24,239,009	0.070%	24,239,009

	Total Short-Term Investments (at amortized cost)	25,038,878

	Total Investments (cost $220,336,439) 108.3%	$240,943,444

	Other Assets and Liabilities, Net (8.3%)	(18,529,762)

	Total Net Assets 100.0%	$222,413,682

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	At October 31, 2013, $775,742 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f	All or a portion of the security is insured or guaranteed.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
h

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Income Plus Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	8/19/2013	$195,806
Wachovia Asset Securitization, Inc.	3/16/2007	502,316

i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $10,504,899 or 4.7% of total net assets.

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,912,151
Gross unrealized depreciation	(1,663,032)

Net unrealized appreciation (depreciation)	$20,249,119
Cost for federal income tax purposes	$220,694,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,091,173	–	2,091,173	–
Capital Goods	2,046,087	–	2,046,087	–
Communications Services	12,259,424	–	12,259,424	–
Consumer Cyclical	6,123,496	–	6,123,496	–
Consumer Non-Cyclical	4,570,373	–	4,570,373	–
Energy	1,058,732	–	1,058,732	–
Financials	1,406,981	–	1,406,981	–
Technology	2,155,032	–	2,155,032	–
Transportation	1,931,513	–	1,931,513	–
Utilities	1,047,670	–	1,047,670	–

Common Stock
Consumer Discretionary	16,604,139	16,604,139	–	–
Consumer Staples	12,147,278	9,483,690	2,663,588	–
Energy	11,744,025	11,744,025	–	–
Financials	20,735,890	20,735,890	–	–
Health Care	12,887,762	12,887,762	–	–
Industrials	14,914,831	14,914,831	–	–
Information Technology	18,645,411	18,645,411	–	–
Materials	3,696,940	3,696,940	–	–
Utilities	2,840,630	2,840,630	–	–

Long-Term Fixed Income
Asset-Backed Securities	2,308,022	–	2,308,022	–
Basic Materials	1,878,114	–	1,878,114	–
Capital Goods	1,810,253	–	1,810,253	–
Collateralized Mortgage Obligations	7,057,092	–	7,057,092	–
Commercial Mortgage-Backed
Securities	1,256,476	–	1,256,476	–
Communications Services	5,118,593	–	5,118,593	–
Consumer Cyclical	2,820,240	–	2,820,240	–
Consumer Non-Cyclical	4,857,067	–	4,857,067	–
Energy	2,838,467	–	2,838,467	–
Financials	12,557,460	–	12,557,460	–
Foreign Government	97,450	–	97,450	–
Mortgage-Backed Securities	14,732,240	–	14,732,240	–
Technology	1,958,456	–	1,958,456	–
Transportation	1,147,452	–	1,147,452	–
U.S. Government and Agencies	3,996,408	–	3,996,408	–
Utilities	2,377,596	–	2,377,596	–

Preferred Stock
Financials	185,793	118,314	67,479	–
Short-Term Investments	25,038,878	24,239,009	799,869	–

Total	$240,943,444	$135,910,641	$105,032,803	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	93,940	93,940	–	–

Total Asset Derivatives	$93,940	$93,940	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
30-Yr. U.S. Treasury Bond Futures	10	December 2013	$1,313,390	$1,348,125	$34,735
S&P 500 Index Futures	5	December 2013	2,129,545	2,188,750	59,205
Total Futures Contracts					$93,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	34,735
Total Interest Rate Contracts		34,735

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,205
Total Equity Contracts		59,205
Total Asset Derivatives		$93,940

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	138,286

Total Interest Rate Contracts		138,286

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	332,838

Total Equity Contracts		332,838

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	7,330

Total Foreign Exchange Contracts		7,330

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(109,168)
Total Credit Contracts		(109,168)

Total		$369,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	39,337

Total Interest Rate Contracts		39,337

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	59,205

Total Equity Contracts		59,205

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	38,580
Total Credit Contracts		38,580

Total		$137,122

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,472,963	0.7%	N/A	N/A	N/A	N/A
Interest Rate Contracts	10,536,179	5.2	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$12,948	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,063,151	0.5%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
High Yield	$1,834,321	$–	$1,824,463	–	$–	$85,870
Cash Management Trust- Collateral Investment	1,067,718	30,769,615	31,837,333	–	–	6,921
Cash Management Trust- Short Term Investment	13,922,888	127,598,748	117,282,627	24,239,009	24,239,009	18,867
Total Value and Income Earned	16,824,927				24,239,009	111,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (39.3%)[a]	Value
Basic Materials (1.8%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$2,294,207	5.250%, 10/18/2017	$2,297,510
	Ineos Group Holdings, Ltd., Term Loan
2,278,908	4.000%, 5/4/2018[b,c]	2,285,472

	Total	4,582,982

Capital Goods (2.8%)
	ADS Waste Holdings, Term Loan
2,253,025	4.250%, 10/9/2019	2,264,695
	Berry Plastics Group, Inc., Term Loan
258,700	3.500%, 2/8/2020	257,650
	Rexnord, LLC, Term Loan
2,250,000	4.000%, 8/21/2020	2,251,125
	Silver II Borrower, Term Loan
2,244,346	4.000%, 12/13/2019	2,241,945

	Total	7,015,415

Communications Services (14.7%)
	Cincinnati Bell, Inc., Term Loan
1,125,000	4.000%, 9/10/2020	1,119,724
	Clear Channel Communications, Inc., Term Loan
65,830	3.836%, 1/29/2016	63,808
2,219,170	6.918%, 1/30/2019	2,108,500
	Fairpoint Communications, Term Loan
2,019,925	7.500%, 2/14/2019[b,c]	2,057,233
	Grande Communications Networks, LLC, Term Loan
2,279,287	4.500%, 5/29/2020	2,270,740
	Hargray Communications Group, Inc., Term Loan
2,279,288	4.750%, 6/26/2019	2,292,576
	Integra Telecom Holdings, Inc., Term Loan
2,278,625	5.250%, 2/22/2019	2,303,302
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019	2,259,382
	LTS Buyer, LLC, Term Loan
2,244,375	4.500%, 4/13/2020	2,250,929
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,283,936	9.000%, 3/22/2019	2,322,489
	NEP Broadcasting, LLC, Term Loan
258,050	4.750%, 1/22/2020	258,695
	NTelos, Inc., Term Loan
2,244,332	5.750%, 11/9/2019	2,252,749
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
2,246,597	5.500%, 7/31/2018	2,243,788
	TNS, Inc., Term Loan
250,370	5.000%, 2/14/2020	251,830
	Univision Communications, Inc., Term Loan
2,278,625	4.500%, 3/1/2020	2,290,018
	Virgin Media Investment Holdings, Ltd., Term Loan
2,285,000	3.500%, 6/8/2020	2,283,972
	Visant Corporation, Term Loan
1,575,000	5.250%, 12/22/2016	1,544,618
	WideOpenWest Finance, LLC, Term Loan
2,278,625	4.750%, 4/1/2019	2,296,672
	WMG Acquisition Corporation, Term Loan
260,000	3.750%, 7/1/2020	260,081
	Yankee Cable Acquisition, LLC, Term Loan
2,274,452	5.250%, 3/1/2020	2,284,050
	Zayo Group, LLC, Term Loan
2,277,927	4.500%, 7/2/2019	2,287,904

	Total	37,303,060

Consumer Cyclical (5.6%)
	Bally Technologies, Inc., Term Loan
1,170,000	0.000%, 7/16/2021[b,c]	1,172,925
	Booz Allen Hamilton, Inc., Term Loan
1,122,166	3.750%, 7/31/2019	1,121,470
	Burlington Coat Factory Warehouse Corporation, Term Loan
2,250,000	4.250%, 2/23/2017	2,264,760
	Ceridian Corporation, Term Loan
2,250,000	4.420%, 5/9/2017	2,260,687
	Chrysler Group, LLC, Term Loan
258,677	4.250%, 5/24/2017	260,876
	J.C. Penney Corporation, Inc., Term Loan
2,279,287	6.000%, 5/22/2018	2,202,681
	ROC Finance, LLC, Term Loan
260,000	5.000%, 6/20/2019	254,150
	Scientific Games International, Inc., Term Loan
2,285,000	4.250%, 10/18/2020[b,c]	2,285,000
	Seminole Hard Rock Entertainment, Inc., Term Loan
129,675	3.500%, 5/14/2020	128,946
	Seminole Indian Tribe of Florida, Term Loan
250,900	3.000%, 4/29/2020	250,220
	Toys R Us, Inc., Term Loan
2,244,090	5.250%, 5/25/2018	2,023,182

	Total	14,224,897

Consumer Non-Cyclical (3.7%)
	Albertsons, LLC, Term Loan
2,503,061	4.750%, 3/21/2019	2,509,268
	Del Monte Corporation, Term Loan
38,792	4.000%, 3/8/2018	38,792
	Roundy’s Supermarkets, Inc., Term Loan
2,244,304	5.750%, 2/13/2019	2,216,250
	Supervalu, Inc., Term Loan
2,310,280	5.000%, 3/21/2019	2,323,426

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (39.3%)[a]	Value
Consumer Non-Cyclical (3.7%) - continued
	Van Wagner Communications, LLC, Term Loan
$2,238,750	6.250%, 8/3/2018	$2,271,391

	Total	9,359,127

Energy (1.8%)
	Arch Coal, Inc., Term Loan
2,244,320	5.750%, 5/16/2018	2,174,657
	Offshore Group Investment, Ltd., Term Loan
129,350	5.750%, 3/28/2019	130,118
	Pacific Drilling SA, Term Loan
2,279,288	4.500%, 6/3/2018	2,286,878

	Total	4,591,653

Financials (1.0%)
	Harland Clarke Holdings Corporation, Term Loan
2,270,719	7.000%, 5/22/2018	2,278,099
	WaveDivision Holdings, LLC, Term Loan
258,050	4.000%, 10/12/2019	258,695

	Total	2,536,794

Technology (2.8%)
	BMC Software, Inc., Term Loan
2,250,000	5.000%, 9/10/2020	2,271,375
	First Data Corporation Extended, Term Loan
2,285,000	4.170%, 3/23/2018	2,285,823
	Freescale Semiconductor, Inc., Term Loan
2,278,625	5.000%, 3/1/2020	2,298,130
	SunGard Data Systems, Inc., Term Loan
129,350	4.000%, 3/8/2020	130,223

	Total	6,985,551

Transportation (3.5%)
	American Airlines, Inc., Term Loan
4,523,662	4.750%, 6/27/2019	4,547,231
	American Petroleum Tankers Parent, LLC, Term Loan
2,034,406	4.750%, 10/2/2019	2,034,406
	U.S. Airways, Inc., Term Loan
2,235,000	4.250%, 5/23/2019	2,235,938

	Total	8,817,575

Utilities (1.6%)
	Calpine Corporation, Term Loan
258,015	4.000%, 4/1/2018	259,048
1,500,000	4.000%, 10/30/2020[b,c]	1,505,385
	Intergen NV, Term Loan
2,279,288	5.500%, 6/15/2020	2,273,589

	Total	4,038,022

	Total Bank Loans (cost $99,586,888)	99,455,076

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Asset-Backed Securities (4.1%)
	Asset Backed Securities Corporation Home Equity Loan Trust
1,005,125	0.310%, 7/25/2036[d]	894,864
	Countrywide Asset-Backed Certificates
652,395	5.859%, 10/25/2046	442,968
	Credit Based Asset Servicing and Securitization, LLC
701,971	3.939%, 12/25/2036	460,070
	First Horizon ABS Trust
1,142,866	0.300%, 10/25/2026[d,e]	1,053,638
1,104,943	0.330%, 10/25/2034[d,e]	912,722
	GMAC Mortgage Corporation Loan Trust
1,804,405	0.350%, 8/25/2035[d,e]	1,504,120
1,473,242	0.350%, 12/25/2036[d,e]	1,258,412
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035	765,206
	Renaissance Home Equity Loan Trust
1,419,777	5.608%, 5/25/2036	1,007,918
982,786	5.285%, 1/25/2037	538,113
	Wachovia Asset Securitization, Inc.
1,855,051	0.310%, 7/25/2037[d,e,f]	1,604,807

	Total	10,442,838

Basic Materials (1.6%)
	Barrick Gold Corporation
202,000	2.900%, 5/30/2016	207,060
	BHP Billiton Finance USA, Ltd.
408,000	2.050%, 9/30/2018	410,068
	FMG Resources Pty. Ltd.
469,079	6.875%, 2/1/2018[g]	497,224
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
469,079	8.875%, 2/1/2018	483,151
	Ineos Finance plc
394,000	7.500%, 5/1/2020[g]	430,445
	Inmet Mining Corporation
469,079	8.750%, 6/1/2020[g]	518,332
	LyondellBasell Industries NV
314,000	5.000%, 4/15/2019	351,499
	NOVA Chemicals Corporation
703,617	5.250%, 8/1/2023[g]	717,689
	Xstrata Finance Canada, Ltd.
208,000	2.050%, 10/23/2015[g]	209,647
332,000	2.700%, 10/25/2017[g]	333,579

	Total	4,158,694

Capital Goods (1.6%)
	BAE Systems plc
202,000	3.500%, 10/11/2016[g]	211,376
	Cemex Finance, LLC
469,079	9.375%, 10/12/2017[g]	526,541
	CNH Capital, LLC
469,079	3.625%, 4/15/2018	475,529
	Eaton Corporation
200,000	1.500%, 11/2/2017[g]	197,997
	John Deere Capital Corporation
404,000	1.050%, 10/11/2016	405,443

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Capital Goods (1.6%) - continued
	Nortek, Inc.
$469,079	8.500%, 4/15/2021	$514,228
	Reynolds Group Issuer, Inc.
469,079	9.875%, 8/15/2019	518,919
	Roper Industries, Inc.
500,000	1.850%, 11/15/2017	499,980
	Textron, Inc.
202,000	4.625%, 9/21/2016	217,834
	United Rentals North America, Inc.
376,000	7.375%, 5/15/2020	419,240

	Total	3,987,087

Collateralized Mortgage Obligations (4.5%)
	Banc of America Alternative Loan Trust 2005-10
1,077,784	6.000%, 11/25/2035	888,321
	Countrywide Alternative Loan Trust
624,025	6.500%, 8/25/2036	427,728
986,985	6.000%, 1/25/2037	787,757
708,863	5.500%, 5/25/2037	589,832
	Credit Suisse First Boston Mortgage Securities Corporation
515,697	5.250%, 10/25/2035	500,380
	GMAC Mortgage Corporation Loan Trust
573,141	5.340%, 9/19/2035	561,364
	HomeBanc Mortgage Trust
1,541,097	2.408%, 4/25/2037	1,070,095
	J.P. Morgan Alternative Loan Trust
1,827,872	2.679%, 3/25/2036	1,411,188
611,823	6.500%, 3/25/2036	535,233
	J.P. Morgan Mortgage Trust
662,596	2.651%, 1/25/2037	574,472
	Lehman Mortgage Trust
370,127	6.000%, 1/25/2036	333,530
	Master Asset Securitization Trust
554,581	0.670%, 6/25/2036[d]	350,695
	MortgageIT Trust
1,101,853	0.430%, 12/25/2035[d]	993,309
	Residential Accredit Loans, Inc.
449,524	3.526%, 9/25/2035	368,789
	RFMSI Series 2007-S7 Trust
1,018,879	6.000%, 7/25/2037	910,425
	WaMu Mortgage Pass Through Certificates
281,853	2.394%, 8/25/2046	234,401
	Wells Fargo Mortgage Backed Securities Trust
681,011	2.634%, 7/25/2036	631,232
399,369	6.000%, 7/25/2037	378,604

	Total	11,547,355

Commercial Mortgage-Backed Securities (2.6%)
	Commercial Mortgage Pass-Through Certificates
1,134,342	0.304%, 12/15/2020[d,g]	1,118,146
	Credit Suisse Mortgage Capital Certificates
1,478,840	0.344%, 10/15/2021[d,g]	1,472,995
1,126,472	5.467%, 9/15/2039	1,232,681
	Government National Mortgage Association
287,130	3.214%, 1/16/2040	291,429
	LB-UBS Commercial Mortgage Trust
531,470	5.866%, 9/15/2045	595,651
	Wachovia Bank Commercial Mortgage Trust
1,695,000	5.765%, 7/15/2045	1,829,153

	Total	6,540,055

Communications Services (3.9%)
	AMC Networks, Inc.
469,079	7.750%, 7/15/2021	527,714
	America Movil SAB de CV
500,000	1.256%, 9/12/2016[d]	504,363
134,000	5.000%, 10/16/2019	147,798
	American Tower Corporation
202,000	7.000%, 10/15/2017	234,528
	AT&T, Inc.
425,000	2.400%, 8/15/2016	439,642
	British Telecommunications plc
200,000	1.625%, 6/28/2016	202,646
	CC Holdings GS V, LLC
303,000	2.381%, 12/15/2017	299,946
	CCO Holdings, LLC
469,079	7.000%, 1/15/2019	497,224
	CenturyLink, Inc.
469,079	5.625%, 4/1/2020	476,702
	Digicel, Ltd.
469,079	6.000%, 4/15/2021[g]	455,007
	DIRECTV Holdings, LLC
241,000	3.500%, 3/1/2016	252,429
	Hughes Satellite Systems Corporation
376,000	6.500%, 6/15/2019	403,260
	Intelsat Jackson Holdings SA
469,079	7.250%, 10/15/2020	508,951
	Level 3 Financing, Inc.
376,000	8.625%, 7/15/2020	425,820
	NBC Universal Enterprise, Inc.
500,000	1.662%, 4/15/2018[g]	495,140
	Qwest Communications International, Inc.
450,000	7.125%, 4/1/2018	466,875
	SBA Tower Trust
406,000	5.101%, 4/17/2017[g]	439,078
	Sprint Nextel Corporation
469,079	9.000%, 11/15/2018[g]	568,758
	Telefonica Emisiones SAU
200,000	3.729%, 4/27/2015	206,797
	T-Mobile USA, Inc.
525,000	6.633%, 4/28/2021	555,188
	Verizon Communications, Inc.
600,000	2.500%, 9/15/2016	622,623
200,000	2.002%, 9/14/2018[d]	211,158
380,000	3.650%, 9/14/2018	404,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Communications Services (3.9%) - continued
	Wind Acquisition Finance SA
$469,079	11.750%, 7/15/2017[g]	$498,396

	Total	9,844,193

Consumer Cyclical (2.3%)
	Amazon.com, Inc.
292,000	1.200%, 11/29/2017	286,501
	Chrysler Group, LLC
469,079	8.250%, 6/15/2021	530,646
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	375,285
	Ford Motor Credit Company, LLC
462,000	3.984%, 6/15/2016	492,054
265,000	3.000%, 6/12/2017	275,845
203,000	5.000%, 5/15/2018	224,955
	General Motors Company
408,000	3.500%, 10/2/2018[g]	416,160
	General Motors Financial Company, Inc.
469,079	3.250%, 5/15/2018[g]	467,320
	Jaguar Land Rover Automotive plc
376,000	5.625%, 2/1/2023[g]	373,180
	L Brands, Inc.
376,000	6.625%, 4/1/2021	413,600
	Macy’s Retail Holdings, Inc.
362,000	7.450%, 7/15/2017	429,901
	Royal Caribbean Cruises, Ltd.
469,079	5.250%, 11/15/2022	469,079
	Toyota Motor Credit Corporation
202,000	2.000%, 10/24/2018	202,944
	West Corporation
469,079	8.625%, 10/1/2018	511,296
	Wynn Las Vegas, LLC
376,000	5.375%, 3/15/2022	386,833

	Total	5,855,599

Consumer Non-Cyclical (3.9%)
	AbbVie, Inc.
422,000	1.750%, 11/6/2017	423,286
	Altria Group, Inc.
202,000	9.700%, 11/10/2018	271,257
	Anheuser-Busch InBev Worldwide, Inc.
404,000	7.750%, 1/15/2019	511,634
	Biomet, Inc.
469,079	6.500%, 8/1/2020	498,397
	Boston Scientific Corporation
241,000	2.650%, 10/1/2018	242,970
	Celgene Corporation
255,000	1.900%, 8/15/2017	257,221
	CHS/Community Health Systems, Inc.
376,000	7.125%, 7/15/2020	395,740
	Edwards Lifesciences Corporation
204,000	2.875%, 10/15/2018	204,782
	Emergency Medical Services Corporation
469,079	8.125%, 6/1/2019	509,561
	Endo Health Solutions, Inc.
469,079	7.250%, 1/15/2022	499,569
	Express Scripts Holding Company
241,000	3.125%, 5/15/2016	252,909
	Fresenius Medical Care US Finance, Inc.
469,079	5.750%, 2/15/2021[g]	496,051
	Gilead Sciences, Inc.
241,000	3.050%, 12/1/2016	254,810
	Hawk Acquisition Sub, Inc.
376,000	4.250%, 10/15/2020[g]	363,780
	HCA, Inc.
469,079	4.750%, 5/1/2023	452,075
	Health Management Associates, Inc.
469,079	7.375%, 1/15/2020	523,023
	Heineken NV
111,000	1.400%, 10/1/2017[g]	109,659
	IMS Health, Inc.
375,000	6.000%, 11/1/2020[g]	390,000
	JBS Finance II, Ltd.
469,079	8.250%, 1/29/2018[f]	491,360
	Lorillard Tobacco Company
202,000	8.125%, 6/23/2019	249,250
	Pernod Ricard SA
200,000	2.950%, 1/15/2017[g]	208,682
	Revlon Consumer Products Corporation
469,079	5.750%, 2/15/2021[g]	463,216
	Safeway, Inc.
404,000	3.400%, 12/1/2016	416,907
	Spectrum Brands Escrow Corporation
376,000	6.375%, 11/15/2020[g]	399,500
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[g]	510,123
	Watson Pharmaceuticals, Inc.
303,000	1.875%, 10/1/2017	302,250
	WM Wrigley Jr. Company
202,000	2.000%, 10/20/2017[g]	203,761

	Total	9,901,773

Energy (2.1%)
	BP Capital Markets plc
408,000	2.241%, 9/26/2018	412,158
	Concho Resources, Inc.
469,079	6.500%, 1/15/2022	512,469
	Energy Transfer Partners, LP
134,000	6.700%, 7/1/2018	157,674
	Harvest Operations Corporation
469,079	6.875%, 10/1/2017	503,674
	Hess Corporation
241,000	8.125%, 2/15/2019	303,664
	Kodiak Oil & Gas Corporation
469,079	5.500%, 1/15/2021[g]	480,806
	Linn Energy, LLC
469,079	8.625%, 4/15/2020	499,569
	MEG Energy Corporation
376,000	6.375%, 1/30/2023[g]	378,350
	Oasis Petroleum, Inc.
376,000	6.875%, 1/15/2023	407,960
	Petrobras Global Finance BV
300,000	2.000%, 5/20/2016	298,110
	Range Resources Corporation
661,400	5.000%, 8/15/2022	660,573
	Suncor Energy, Inc.
202,000	6.100%, 6/1/2018	237,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Energy (2.1%) - continued
	Transocean, Inc.
$241,000	5.050%, 12/15/2016	$265,466
	Weatherford International, Ltd.
202,000	6.000%, 3/15/2018	227,816

	Total	5,345,808

Financials (10.1%)
	American International Group, Inc.
404,000	8.250%, 8/15/2018	511,085
	Aviation Capital Group Corporation
204,000	3.875%, 9/27/2016[g]	206,510
	Bank of America Corporation
400,000	5.750%, 8/15/2016	442,654
405,000	5.750%, 12/1/2017	463,064
400,000	1.320%, 3/22/2018[d]	404,639
400,000	5.650%, 5/1/2018	456,272
202,000	2.600%, 1/15/2019	203,365
200,000	5.625%, 7/1/2020	229,202
	Bank of New York Mellon Corporation
160,000	4.500%, 12/31/2049[h]	146,000
	Barclays Bank plc
221,000	5.140%, 10/14/2020	235,813
	BB&T Corporation
202,000	2.050%, 6/19/2018	202,339
	BBVA Banco Continental SA
202,000	2.250%, 7/29/2016[g]	201,495
	BBVA US Senior SAU
400,000	4.664%, 10/9/2015	421,159
	Bear Stearns Companies, LLC
404,000	6.400%, 10/2/2017	472,476
	BNP Paribas SA
303,000	2.375%, 9/14/2017	309,794
	Capital One Financial Corporation
202,000	6.150%, 9/1/2016	226,565
	Citigroup, Inc.
400,000	5.000%, 9/15/2014	413,930
200,000	1.198%, 7/25/2016[d]	201,836
404,000	6.000%, 8/15/2017	464,556
	CNA Financial Corporation
101,000	7.350%, 11/15/2019	124,491
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
500,000	11.000%, 12/29/2049[g,h]	657,500
	CyrusOne, LP
469,079	6.375%, 11/15/2022	472,597
	Discover Financial Services
204,000	6.450%, 6/12/2017	232,794
	Fifth Third Bancorp
382,000	5.450%, 1/15/2017	422,812
	Fifth Third Capital Trust IV
300,000	6.500%, 4/15/2037	296,250
	General Electric Capital Corporation
1,212,000	5.625%, 9/15/2017	1,391,914
94,000	1.625%, 4/2/2018	93,856
	Goldman Sachs Group, Inc.
300,000	0.700%, 3/22/2016[d]	298,464
308,000	6.250%, 9/1/2017	356,285
202,000	7.500%, 2/15/2019	248,034
	HCP, Inc.
100,000	3.750%, 2/1/2016	105,237
	HSBC Finance Corporation
404,000	6.676%, 1/15/2021	469,519
	HSBC USA, Inc.
70,000	1.625%, 1/16/2018	69,476
	Icahn Enterprises, LP
469,079	8.000%, 1/15/2018	491,947
	ING Bank NV
161,000	3.750%, 3/7/2017[g]	170,270
	ING Capital Funding Trust III
400,000	3.848%, 12/29/2049[d,h]	395,000
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015	333,750
	Intesa Sanpaolo SPA
202,000	3.625%, 8/12/2015[g]	207,111
402,000	3.875%, 1/15/2019[c]	403,596
	J.P. Morgan Chase & Company
300,000	3.450%, 3/1/2016	316,144
400,000	1.138%, 1/25/2018[d]	403,028
200,000	6.300%, 4/23/2019	237,022
350,000	7.900%, 4/29/2049[h]	385,875
200,000	6.000%, 12/29/2049[h]	193,500
	J.P. Morgan Chase Bank NA
400,000	0.584%, 6/13/2016[d]	396,211
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[g]	58,252
	Liberty Property, LP
223,000	5.500%, 12/15/2016	247,377
	Lloyds TSB Bank plc
241,000	6.500%, 9/14/2020[g]	272,290
	Macquarie Bank, Ltd.
281,000	5.000%, 2/22/2017[g]	308,145
	Morgan Stanley
303,000	4.750%, 4/1/2014	308,149
462,000	1.750%, 2/25/2016	466,533
303,000	6.250%, 8/28/2017	348,995
	Murray Street Investment Trust I
400,000	4.647%, 3/9/2017	434,892
	National City Corporation
404,000	6.875%, 5/15/2019	484,765
	Nomura Holdings, Inc.
303,000	2.000%, 9/13/2016	305,215
	Omega Healthcare Investors, Inc.
469,079	5.875%, 3/15/2024	480,806
	PNC Bank NA
404,000	1.150%, 11/1/2016	405,197
	Prologis, LP
320,000	6.625%, 5/15/2018	377,794
	Rabobank Capital Funding Trust II
205,000	5.260%, 12/29/2049[g,h]	205,676
	Realty Income Corporation
255,000	2.000%, 1/31/2018	251,509
	Regions Bank
306,000	7.500%, 5/15/2018	364,060
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,054,871
	Royal Bank of Scotland Group plc
295,000	5.050%, 1/8/2015	304,945
	Santander US Debt SAU
306,000	3.781%, 10/7/2015[g]	315,245
	SLM Corporation
204,000	6.250%, 1/25/2016	222,105
150,000	4.625%, 9/25/2017	155,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Financials (10.1%) - continued
	Svenska Handelsbanken AB
$202,000	3.125%, 7/12/2016	$212,377
	Swedbank Hypotek AB
241,000	1.375%, 3/28/2018[g]	238,397
	Swiss RE Capital I, LP
1,254,000	6.854%, 5/29/2049[g,h]	1,335,510
	Ventas Realty, LP
404,000	1.550%, 9/26/2016	406,899
	Wells Fargo & Company
306,000	1.250%, 7/20/2016	307,823
404,000	2.150%, 1/15/2019	405,967

	Total	25,664,856

Foreign Government (0.2%)
	Eksportfinans ASA
500,000	2.375%, 5/25/2016	487,250

	Total	487,250

Mortgage-Backed Securities (12.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,850,000	3.000%, 12/1/2028[c]	3,979,937
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,750,000	3.500%, 11/1/2043[c]	6,898,711
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,550,000	3.500%, 11/1/2028[c]	3,748,301
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
7,600,000	3.500%, 11/1/2043[c]	7,794,750
8,112,500	4.000%, 11/1/2043[c]	8,546,012
1,650,000	4.500%, 11/1/2043[c]	1,766,273

	Total	32,733,984

Technology (1.7%)
	Alliance Data Systems Corporation
469,079	6.375%, 4/1/2020[g]	489,015
	BMC Software Finance, Inc.
469,079	8.125%, 7/15/2021[g]	496,051
	CommScope, Inc.
394,000	8.250%, 1/15/2019[g]	432,415
	Computer Sciences Corporation
202,000	2.500%, 9/15/2015	206,866
	EMC Corporation
202,000	1.875%, 6/1/2018	202,741
	First Data Corporation
469,079	7.375%, 6/15/2019[g]	504,846
	Freescale Semiconductor, Inc.
500,000	6.000%, 1/15/2022[c,g]	505,625
	Hewlett-Packard Company
200,000	3.300%, 12/9/2016	208,765
	Iron Mountain, Inc.
469,079	6.000%, 8/15/2023	477,288
	Oracle Corporation
202,000	1.200%, 10/15/2017	199,374
	Tyco Electronics Group SA
202,000	6.550%, 10/1/2017	233,961
	Xerox Corporation
202,000	7.200%, 4/1/2016	228,246

	Total	4,185,193

Transportation (1.0%)
	Avis Budget Car Rental, LLC
469,079	8.250%, 1/15/2019	511,296
	Continental Airlines, Inc.
445,308	6.250%, 4/11/2020	460,893
241,897	4.150%, 4/11/2024	238,873
	Delta Air Lines, Inc.
166,727	4.950%, 5/23/2019	178,815
129,215	4.750%, 5/7/2020	136,322
	ERAC USA Finance, LLC
113,000	1.400%, 4/15/2016[g]	113,173
	Hertz Corporation
376,000	6.750%, 4/15/2019	405,610
	Kansas City Southern de Mexico SA de CV
202,000	0.937%, 10/28/2016[d,g]	202,302
	US Airways Pass Through Trust
400,000	3.950%, 11/15/2025	379,250

	Total	2,626,534

U.S. Government and Agencies (3.1%)
	U.S. Treasury Notes
6,250,000	0.250%, 9/30/2015	6,244,387
1,500,000	0.875%, 9/15/2016	1,514,063

	Total	7,758,450

Utilities (2.1%)
	AES Corporation
469,079	7.375%, 7/1/2021	531,232
	Atlas Pipeline Partners, LP
376,000	4.750%, 11/15/2021[g]	353,440
	Cleveland Electric Illuminating Company
429,000	5.700%, 4/1/2017	472,934
	Constellation Energy Group, Inc.
202,000	5.150%, 12/1/2020	218,334
	Dayton Power and Light Company
202,000	1.875%, 9/15/2016[g]	203,851
	Electricite de France SA
400,000	5.250%, 1/29/2049[g,h]	393,200
	Enel Finance International NV
202,000	3.875%, 10/7/2014[g]	207,050
	Energy Transfer Partners, LP
303,000	5.950%, 2/1/2015	321,271
	Enterprise Products Operating, LLC
202,000	1.250%, 8/13/2015	203,107
	ITC Holdings Corporation
500,000	6.050%, 1/31/2018[g]	568,941
	Korea Western Power Company, Ltd.
404,000	2.875%, 10/10/2018[g]	405,549
	National Rural Utilities Cooperative Finance Corporation
280,000	4.750%, 4/30/2043	261,450
	NRG Energy, Inc.
469,079	6.625%, 3/15/2023	484,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Utilities (2.1%) - continued
	ONEOK Partners, LP
$404,000	6.150%, 10/1/2016	$455,163
134,000	2.000%, 10/1/2017	133,644

	Total	5,214,077

	Total Long-Term Fixed Income (cost $146,221,928)	146,293,746

Shares	Common Stock (1.9%)	Value
Financials (1.9%)
42,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	4,676,700

	Total	4,676,700

	Total Common Stock (cost $4,547,214)	4,676,700

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
10,000	Discover Financial Services, 6.500%[h]	239,200
3,350	Farm Credit Bank of Texas, 6.750%[g,h]	334,895
4,400	The Allstate Corporation, 5.100%	106,304
5,600	The Goldman Sachs Group, Inc., 5.500%[h]	127,848

	Total	808,247

	Total Preferred Stock (cost $834,600)	808,247

Shares or Principal Amount	Short-Term Investments (16.1%)	Value
	Federal Home Loan Bank Discount Notes
200,000	0.093%, 11/22/2013[i,j]	199,989
300,000	0.105%, 12/4/2013[i]	299,971
	Federal National Mortgage Association Discount Notes
100,000	0.110%, 12/2/2013[i,j]	99,991
100,000	0.100%, 12/4/2013[i,j]	99,991
	Thrivent Cash Management Trust
40,150,617	0.070%	40,150,617

	Total Short-Term Investments (at amortized cost)	40,850,559

	Total Investments (cost $292,041,189) 115.3%	$292,084,328

	Other Assets and Liabilities, Net (15.3%)	(38,850,345)

	Total Net Assets 100.0%	$253,233,983

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
e	All or a portion of the security is insured or guaranteed.
f

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Opportunity Income Plus Fund owned as of October 31, 2013.

	Acquisition
Security	Date	Cost
JBS Finance II, Ltd.	8/19/2013	$489,206
Wachovia Asset Securitization, Inc.	3/16/2007	$1,855,051

g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $23,337,692 or 9.2% of total net assets.

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At October 31, 2013, $399,971 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$3,607,692
Gross unrealized depreciation	(3,572,675)

Net unrealized appreciation (depreciation)	$35,017

Cost for federal income tax purposes	$292,049,311

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	4,582,982	–	4,582,982	–
Capital Goods	7,015,415	–	7,015,415	–
Communications Services	37,303,060	–	37,303,060	–
Consumer Cyclical	14,224,897	–	14,224,897	–
Consumer Non-Cyclical	9,359,127	–	9,359,127	–
Energy	4,591,653	–	4,591,653	–
Financials	2,536,794	–	2,536,794	–
Technology	6,985,551	–	6,985,551	–
Transportation	8,817,575	–	8,817,575	–
Utilities	4,038,022	–	4,038,022	–

Long-Term Fixed Income
Asset-Backed Securities	10,442,838	–	10,442,838	–
Basic Materials	4,158,694	–	4,158,694	–
Capital Goods	3,987,087	–	3,987,087	–
Collateralized Mortgage Obligations	11,547,355	–	11,547,355	–
Commercial Mortgage-Backed Securities	6,540,055	–	6,540,055	–
Communications Services	9,844,193	–	9,844,193	–
Consumer Cyclical	5,855,599	–	5,855,599	–
Consumer Non-Cyclical	9,901,773	–	9,901,773	–
Energy	5,345,808	–	5,345,808	–
Financials	25,664,856	–	25,664,856	–
Foreign Government	487,250	–	487,250	–
Mortgage-Backed Securities	32,733,984	–	32,733,984	–
Technology	4,185,193	–	4,185,193	–
Transportation	2,626,534	–	2,626,534	–
U.S. Government and Agencies	7,758,450	–	7,758,450	–
Utilities	5,214,077	–	5,214,077	–

Common Stock
Financials	4,676,700	4,676,700	–	–

Preferred Stock
Financials	808,247	473,352	334,895	–
Short-Term Investments	40,850,559	40,150,617	699,942	–

Total	$292,084,328	$45,300,669	$246,783,659	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	138,940	138,940	–	–

Total Asset Derivatives	$138,940	$138,940	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
30-Yr. U.S. Treasury Bond Futures	40	December 2013	$5,253,560	$5,392,500	$138,940
Total Futures Contracts					$138,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$138,940
Total Interest Rate Contracts		138,940

Total Asset Derivatives		$138,940

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	754,815

Total Interest Rate Contracts		754,815

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(873,334)

Total Credit Contracts		(873,334)

Total		($118,519)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	151,659
Total Interest Rate Contracts		151,659

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	308,639
Total Credit Contracts		308,639

Total		$460,298

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$52,017,641	19.0%	N/A	N/A
Credit Contracts	N/A	N/A	$8,505,208	3.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
High Yield	$13,256,528	$–	$13,169,837	–	$–	$648,354
Cash Management Trust-Collateral Investment	–	4,514,831	4,514,831	–	–	2,894
Cash Management Trust-Short Term Investment	43,110,519	289,584,391	292,544,293	40,150,617	40,150,617	49,032
Total Value and Income Earned	56,367,047				40,150,617	700,280

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (96.5%)	Value
Bermuda (0.8%)
182,000	Pacific Basin Shipping, Ltd.	$130,241

	Total	130,241

Brazil (3.5%)
1,904	Autometal SA	14,959
15,600	BR Properties SA	132,310
10,800	Cia Paranaense de Energia	150,608
24,600	Embraer SA	179,541
18,500	Even Construtora e Incorporadora SA	68,956

	Total	546,374

Chile (0.6%)
128,826	Aguas Andinas SA	86,913

	Total	86,913

China (8.3%)
33,000	Anhui Conch Cement Company, Ltd.	115,162
268,000	China Construction Bank Corporation	208,511
356,000	China Petroleum & Chemical Corporation	288,185
100,000	China Shenhua Energy Company, Ltd.	304,188
266,000	Dongfeng Motor Group Company, Ltd.	376,076

	Total	1,292,122

Colombia (2.0%)
21,557	Bancolombia SA	297,322
367	Bancolumbia SA	20,600

	Total	317,922

Czech Republic (3.3%)
2,069	Komercni Banka AS	512,508

	Total	512,508

Hong Kong (6.2%)
31,000	China Merchants Holdings International Company, Ltd.	109,894
56,500	China Mobile, Ltd.	587,128
151,000	Sinotruk Hong Kong, Ltd.	79,072
48,000	Weichai Power Company, Ltd.	192,126

	Total	968,220

India (1.6%)
1,270	Infosys, Ltd. ADR	67,386
6,202	Reliance Industries, Ltd. GDR[a]	184,868

	Total	252,254

Indonesia (4.3%)
237,000	AKR Corporindo Tbk PTb	101,857
9,719	Bank Rakyat Indonesia Persero Tbk PT	135,872
192,500	Tambang Batubara Bukit Asam Persero Tbk PT	207,507
142,500	United Tractors Tbk PT	221,170

	Total	666,406

Luxembourg (2.6%)
15,707	Ternium SA ADR	409,639

	Total	409,639

Malaysia (2.2%)
73,000	Genting Berhad	242,362
33,690	Malayan Banking Berhad	104,426

	Total	346,788

Mexico (3.7%)
533,000	America Movil SAB de CV	570,696

	Total	570,696

Panama (0.4%)
395	Copa Holdings SA	59,068

	Total	59,068

Peru (0.6%)
6,913	Cia de Minas Buenaventura SA ADR	100,239

	Total	100,239

Poland (6.1%)
5,704	Bank Handlowy w Warszawie SA	219,230
7,103	Bank Pekao SA	444,733
8,363	Grupa Lotos SAc	102,016
56,983	Telekomunikacja Polska SA	184,619

	Total	950,598

Russia (6.5%)
21,715	Gazprom OAO ADR	202,601
26,518	Novolipetsk Steel OJSC GDR	451,834
6,416	Phosagro OAO	64,644
23,146	Sberbank of Russia GDR	295,167

	Total	1,014,246

South Africa (6.7%)
2,961	Anglo American Platinum, Ltd.[c]	119,699
25,208	Gold Fields, Ltd. ADR	115,957
17,584	MTN Group, Ltd.	349,520
10,403	Nedbank Group, Ltd.	226,180
20,607	PPC, Ltd.	65,175
14,880	Reunert, Ltd.	104,499
20,197	Sappi, Ltd.[c]	59,472

	Total	1,040,502

South Korea (23.4%)
1,168	Hyundai Department Store Company, Ltd.	185,984
2,271	Hyundai Heavy Industries Company, Ltd.	542,308
1,458	Hyundai Mobis	411,273
2,858	Hyundai Motor Company	680,900
5,260	Kangwon Land, Inc.	144,549
1,066	LG Chem, Ltd.	300,700
5,218	POSCO ADR	388,532
68	Samsung Electronics Company, Ltd.	93,776
2,920	Samsung Heavy Industries Company, Ltd.	107,069
13,706	Shinhan Financial Group Company, Ltd.	597,632
837	Shinsegae Company, Ltd.	210,718

	Total	3,663,441

Taiwan (4.9%)
112,000	Advanced Semiconductor Engineering, Inc.	110,281
50,000	Chipbond Technology Corporation	101,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (96.5%)	Value
Taiwan (4.9%) - continued
400,000	Compal Electronics, Inc.	$312,981
55,000	Novatek Microelectronics Corporation	217,879
3,000	TPK Holding Company, Ltd.	21,058

	Total	763,237

Thailand (3.7%)
34,900	Kasikornbank pcl	213,786
36,000	PTT pcl	366,487

	Total	580,273

Turkey (0.6%)
11,405	Turkiye Halk Bankasi A.S.	91,642

	Total	91,642

United Kingdom (0.4%)
3,175	Hikma Pharmaceuticals plc	61,081

	Total	61,081

United States (4.1%)
15,001	iShares MSCI Emerging Markets Index Fund	636,942

	Total	636,942

	Total Common Stock (cost $14,268,970)	15,061,352

Shares	Preferred Stock (2.0%)	Value
Brazil (2.0%)
21,700	Vale SA	318,109

	Total	318,109

	Total Preferred Stock (cost $362,448)	318,109

Shares or Principal Amount	Short-Term Investments (1.6%)	Value
	Thrivent Cash Management Trust
257,720	0.070%	257,720

	Total Short-Term Investments (at amortized cost)	257,720

	Total Investments (cost $14,889,138) 100.1%	$15,637,181

	Other Assets and Liabilities, Net (0.1%)	(14,730)

	Total Net Assets 100.0%	$15,622,451

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $184,868 or 1.2% of total net assets.

b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,105,440
Gross unrealized depreciation	(424,390)

Net unrealized appreciation (depreciation)	$681,050

Cost for federal income tax purposes	$14,956,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	2,527,903	–	2,527,903	–
Energy	1,655,852	202,601	1,453,251	–
Financials	4,136,861	793,414	3,343,447	–
Health Care	61,081	–	61,081	–
Industrials	1,947,700	59,068	1,888,632	–
Information Technology	611,418	67,386	544,032	–
Materials	2,191,053	1,079,011	1,112,042	–
Telecommunications Services	1,691,963	–	1,691,963	–
Utilities	237,521	–	237,521	–

Preferred Stock
Materials	318,109	–	318,109	–
Short-Term Investments	257,720	257,720	–	–

Total	$15,637,181	$2,459,200	$13,177,981	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	263	–	263	–

Total Asset Derivatives	$263	$–	$263	$–

Liability Derivatives
Foreign Currency Forward Contracts	31	–	31	–

Total Liability Derivatives	$31	$–	$31	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Indonesian Rupiah	SSB	51,589,562	11/1/2013 - 11/4/2013	$4,608	$4,577	($31)
Total Purchases				$4,608	$4,577	($31)

Sales
Brazilian Real	SSB	17,811	11/1/2013	$8,080	$7,950	$130
Brazilian Real	RBS	10,989	11/1/2013 - 11/4/2013	5,002	4,906	96
Polish Zloty	RBS	22,273	11/4/2013	7,268	7,231	37
Total Sales				$20,350	$20,087	$263

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$232

Counterparty
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	263
Total Foreign Exchange Contracts		263

Total Asset Derivatives		$263

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	31
Total Foreign Exchange Contracts		31

Total Liability Derivatives		$31

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	10,502

Total Foreign Exchange Contracts		10,502

Total		$10,502

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Partner Emerging Markets Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	247

Total Foreign Exchange Contracts		247

Total		$247

The following table presents Partner Emerging Markets Equity Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$29,252	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Short Term Investment	$124,811	$6,229,449	$6,096,540	257,720	$257,720	$249
Total Value and Income Earned	124,811				257,720	249

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (17.6%)
17,760	American Axle & Manufacturing Holdings, Inc.[a]	$330,514
32,790	American Public Education, Inc.[a]	1,312,584
53,810	ANN, Inc.[a]	1,902,722
15,430	Arctic Cat, Inc.	808,532
7,800	Asbury Automotive Group, Inc.[a]	374,790
9,610	Boyd Gaming Corporation[a]	101,482
34,350	Brunswick Corporation	1,550,215
2,410	Buffalo Wild Wings, Inc.[a]	343,618
29,940	Chuy’s Holdings, Inc.[a]	1,125,744
9,010	Cracker Barrel Old Country Store, Inc.	989,929
2,220	Dorman Products, Inc.	107,914
11,210	E.W. Scripps Company[a]	222,182
53,780	Fifth & Pacific Companies, Inc.[a]	1,424,632
29,000	Five Below, Inc.[a,b]	1,399,540
16,580	Fox Factory Holding Corporation[a]	288,824
38,120	HomeAway, Inc.[a,b]	1,130,258
40,560	Imax Corporation[a,b]	1,182,324
5,630	ITT Educational Services, Inc.[a,b]	225,876
7,710	Krispy Kreme Doughnuts, Inc.[a]	187,045
4,510	Lithia Motors, Inc.	283,453
27,400	Meritage Homes Corporation[a]	1,243,686
2,480	Modine Manufacturing Company[a]	33,034
10,620	Multimedia Games Holding Company, Inc.[a]	345,256
8,200	Nexstar Broadcasting Group, Inc.	363,998
5,400	Oxford Industries, Inc.	387,558
63,980	Pier 1 Imports, Inc.	1,335,902
4,590	Red Robin Gourmet Burgers, Inc.[a]	349,666
35,300	Shutterfly, Inc.[a]	1,734,642
33,900	Sotheby’s Holdings, Inc.	1,759,410
3,940	Stamps.com, Inc.[a]	179,034
33,530	Tenneco, Inc.[a]	1,779,437
52,670	Texas Roadhouse, Inc.	1,444,211
21,090	Vail Resorts, Inc.	1,485,790
38,210	Vitamin Shoppe, Inc.[a]	1,792,431
23,210	Zumiez, Inc.[a]	687,944

	Total	30,214,177

Consumer Staples (5.9%)
55,720	B&G Foods, Inc.	1,886,122
1,690	Boston Beer Company, Inc.[a,b]	388,007
12,130	Hain Celestial Group, Inc.[a]	1,009,580
1,940	Natural Grocers by Vitamin Cottage, Inc.[a]	77,406
37,240	Prestige Brands Holdings, Inc.[a]	1,163,005
322,370	Rite Aid Corporation[a]	1,718,232
26,160	Susser Holdings Corporation[a]	1,434,614
1,530	TreeHouse Foods, Inc.[a]	112,088
33,350	United Natural Foods, Inc.[a]	2,382,858

	Total	10,171,912

Energy (4.9%)
6,940	Bonanza Creek Energy, Inc.[a]	350,748
20,860	Callon Petroleum Company[a]	142,474
9,200	Diamondback Energy, Inc.[a]	475,180
9,870	Dril-Quip, Inc.[a]	1,158,935
8,410	EPL Oil & Gas, Inc.[a]	268,111
19,480	Goodrich Petroleum Corporation[a,b]	455,637
123,150	Kodiak Oil & Gas Corporation[a]	1,597,255
2,160	PDC Energy, Inc.[a]	146,470
31,460	Rex Energy Corporation[a]	676,390
33,100	Rosetta Resources, Inc.[a]	1,984,014
2,620	Sanchez Energy Corporation[a]	74,696
18,580	SemGroup Corporation	1,122,046

	Total	8,451,956

Financials (6.9%)
29,090	Bank of the Ozarks, Inc.	1,439,373
35,440	Corporate Office Properties Trust	871,824
99,770	Education Realty Trust, Inc.	911,898
23,810	eHealth, Inc.[a]	1,014,782
14,180	Financial Engines, Inc.	792,237
10,570	Hanmi Financial Corporation	184,763
115,310	Hersha Hospitality Trust	653,808
14,480	Home Loan Servicing Solutions, Ltd.	341,873
13,830	Independent Bank Corporation[a]	134,428
11,200	Infinity Property & Casualty Corporation	768,096
15,620	OFG Bancorp	231,332
30,730	Portfolio Recovery Associates, Inc.[a,b]	1,826,898
5,790	Stewart Information Services Corporation	181,343
333,160	Synovus Financial Corporation	1,082,770
16,200	Umpqua Holdings Corporation	265,194
90,090	WisdomTree Investments, Inc.[a]	1,252,251

	Total	11,952,870

Health Care (16.2%)
35,450	Acadia Healthcare Company, Inc.[a]	1,537,112
34,480	ACADIA Pharmaceuticals, Inc.[a,b]	783,730
20,500	Aegerion Pharmaceuticals, Inc.[a]	1,697,810
3,710	Agios Pharmaceuticals, Inc.[a,b]	85,924
41,620	Air Methods Corporation[b]	1,819,627
77,710	Akorn, Inc.[a,b]	1,588,392
35,820	Align Technology, Inc.[a]	2,043,889
3,410	Analogic Corporation	314,504
11,780	ArthroCare Corporation[a]	441,043
14,000	BioScrip, Inc.[a]	98,140
27,430	Biotelemetry, Inc.[a]	250,710
46,260	Bruker Corporation[a]	946,017
4,770	Cardiovascular Systems, Inc.[a]	144,770
29,250	Cepheid, Inc.[a,b]	1,191,060
21,900	Cubist Pharmaceuticals, Inc.[a]	1,357,800
23,670	Cyberonics, Inc.[a]	1,367,179
7,280	Enanta Pharmaceuticals, Inc.[a,b]	145,309
4,800	Endologix, Inc.[a]	86,736
2,820	Furiex Pharmaceuticals, Inc.[a]	110,262
46,370	Impax Laboratories, Inc.[a]	939,456
9,960	Lannett Company, Inc.[a]	235,156
5,870	Molina Healthcare, Inc.[a]	185,727
53,430	Neurocrine Biosciences, Inc.[a]	504,379
76,520	NPS Pharmaceuticals, Inc.[a]	2,202,246
24,850	PAREXEL International Corporation[a]	1,135,894
8,040	Receptos, Inc.[a]	205,502
17,210	Santarus, Inc.[a]	401,509
13,080	Sarepta Therapeutics, Inc.[a,b]	509,335
25,360	Team Health Holdings, Inc.[a]	1,101,638
16,410	Teleflex, Inc.	1,512,674
33,750	Viropharma, Inc.[a]	1,310,175
34,600	West Pharmaceutical Services, Inc.	1,672,910

	Total	27,926,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (96.8%)	Value
Industrials (17.6%)
11,150	Acuity Brands, Inc.	$1,120,686
51,310	CAI International, Inc.[a]	1,123,176
10,210	Chart Industries, Inc.[a]	1,097,269
18,900	Clean Harbors, Inc.[a]	1,167,075
4,430	Copa Holdings SA	662,462
11,220	Energy Recovery, Inc.[a]	65,525
5,190	EnPro Industries, Inc.[a]	309,687
35,120	Generac Holdings, Inc.	1,733,172
5,030	Genesee & Wyoming, Inc.[a]	502,195
28,812	Heico Corporation	1,543,747
40,530	Hexcel Corporation[a]	1,714,824
17,630	Huron Consulting Group, Inc.[a]	1,032,589
670	Hyster-Yale Materials Handling, Inc.	52,555
49,840	MasTec, Inc.[a]	1,593,385
4,670	Middleby Corporation[a]	1,063,125
24,170	Old Dominion Freight Line, Inc.[a]	1,133,573
47,010	On Assignment, Inc.[a]	1,588,468
15,810	PGT, Inc.[a]	165,215
8,120	Primoris Services Corporation	211,445
20,800	Proto Labs, Inc.[a,b]	1,744,288
8,630	Roadrunner Transportation Systems, Inc.[a]	228,695
47,150	Saia, Inc.[a]	1,533,789
22,010	Spirit Airlines, Inc.[a]	949,732
31,290	Swift Transportation Company[a]	681,809
50,410	Thermon Group Holdings, Inc.[a]	1,185,139
58,760	US Airways Group, Inc.[a,b]	1,290,957
50,140	USG Corporation[a,b]	1,369,323
4,760	WageWorks, Inc.[a]	243,760
13,240	Watsco, Inc.	1,261,640
14,770	Watts Water Technologies, Inc.	853,411
27,300	Woodward, Inc.	1,094,457

	Total	30,317,173

Information Technology (24.2%)
16,830	Ambarella, Inc.[a]	345,857
4,260	ANSYS, Inc.[a]	372,537
49,280	Aspen Technology, Inc.[a]	1,883,974
19,490	Belden, Inc.	1,310,897
49,070	Bottomline Technologies, Inc.[a]	1,541,779
8,100	CalAmp Corporation[a]	190,593
19,300	Callidus Software, Inc.[a]	199,755
10,790	Canadian Solar, Inc.[a,b]	248,170
51,040	Cardtronics, Inc.[a]	2,003,320
41,110	Cavium, Inc.[a]	1,657,144
67,980	Ciena Corporation[a,b]	1,581,895
42,170	Cognex Corporation	1,317,813
4,560	Coherent, Inc.	301,827
19,330	CommVault Systems, Inc.[a]	1,509,286
30,490	Cornerstone OnDemand, Inc.[a]	1,444,311
8,310	Diodes, Inc.[a]	201,268
19,310	Electronics for Imaging, Inc.[a]	662,526
41,650	Ellie Mae, Inc.[a]	1,203,685
29,080	Guidewire Software, Inc.[a]	1,474,938
6,620	Heartland Payment Systems, Inc.[b]	267,779
4,450	Immersion Corporation[a]	56,604
6,700	Imperva, Inc.[a]	256,878
31,140	Infoblox, Inc.[a]	1,384,173
3,520	Interactive Intelligence Group[a]	216,304
46,180	Ixia[a]	654,832
5,290	Manhattan Associates, Inc.[a]	563,438
26,100	MAXIMUS, Inc.	1,264,545
8,210	Methode Electronics, Inc.	210,012
66,240	Monolithic Power Systems, Inc.	2,109,082
8,640	Monotype Imaging Holdings, Inc.	243,821
7,720	NETGEAR, Inc.[a]	222,027
26,360	OSI Systems, Inc.[a]	1,920,062
1,920	QIWI plc ADR	77,722
31,470	QLIK Technologies, Inc.[a]	797,450
169,160	RF Micro Devices, Inc.[a]	888,090
45,530	Semtech Corporation[a]	1,416,438
2,220	SPS Commerce, Inc.[a]	151,293
12,380	SunPower Corporation[a,b]	373,752
18,550	Synaptics, Inc.[a,b]	862,575
47,770	Synchronoss Technologies, Inc.[a]	1,653,797
78,510	Take-Two Interactive Software, Inc.[a]	1,406,114
2,900	Trulia, Inc.[a,b]	115,913
8,940	Tyler Technologies, Inc.[a]	864,587
10,120	Ultimate Software Group, Inc.[a]	1,563,338
3,620	Web.com Group, Inc.[a]	97,559
12,600	WEX, Inc.[a]	1,176,210
20,430	Yelp, Inc.[a]	1,384,133

	Total	41,650,103

Materials (3.4%)
59,620	Chemtura Corporation[a]	1,460,690
60,340	Commercial Metals Company	1,107,843
10,000	KapStone Paper and Packaging Corporation	519,600
80,610	Louisiana-Pacific Corporation[a]	1,371,176
44,680	PolyOne Corporation	1,353,804

	Total	5,813,113

Utilities (0.1%)
4,340	Artesian Resources Corporation	99,386

	Total	99,386

	Total Common Stock (cost $123,401,046)	166,597,305

Shares	Collateral Held for Securities Loaned (10.1%)	Value
17,412,554	Thrivent Cash Management Trust	17,412,554

	Total Collateral Held for Securities Loaned (cost $17,412,554)	17,412,554

Shares or Principal Amount	Short-Term Investments (4.7%)	Value
8,052,231	Thrivent Cash Management Trust 0.070%	8,052,231

	Total Short-Term Investments (at amortized cost)	8,052,231

	Total Investments (cost $148,865,831) 111.6%	$192,062,090

	Other Assets and Liabilities, Net (11.6%)	(19,900,026)

	Total Net Assets 100.0%	$172,162,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2013

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,848,481
Gross unrealized depreciation	(981,492)

Net unrealized appreciation (depreciation)	$42,866,989

Cost for federal income tax purposes	$149,195,101

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	30,214,177	30,214,177	–	–
Consumer Staples	10,171,912	10,171,912	–	–
Energy	8,451,956	8,451,956	–	–
Financials	11,952,870	11,952,870	–	–
Health Care	27,926,615	27,926,615	–	–
Industrials	30,317,173	30,317,173	–	–
Information Technology	41,650,103	41,650,103	–	–
Materials	5,813,113	5,813,113	–	–
Utilities	99,386	99,386	–	–
Collateral Held for Securities Loaned	17,412,554	17,412,554	–	–
Short-Term Investments	8,052,231	8,052,231	–	–

Total	$192,062,090	$192,062,090	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$14,689,588	$90,234,985	$87,512,019	17,412,554	$17,412,554	$130,238
Cash Management Trust-Short Term Investment	3,459,124	56,351,856	51,758,749	8,052,231	8,052,231	3,393
Total Value and Income Earned	18,148,712				25,464,785	133,631

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (15.2%)
163,500	Aaron’s, Inc.	$4,638,495
23,100	Ascent Capital Group, Inc.[a]	1,950,102
43,700	CSS Industries, Inc.	1,131,393
72,000	Dorman Products, Inc.	3,499,920
79,400	Drew Industries, Inc.	3,990,644
49,400	Ethan Allen Interiors, Inc.[b]	1,316,016
106,000	Fifth & Pacific Companies, Inc.[a]	2,807,940
57,500	Fred’s, Inc.	931,500
76,000	Haverty Furniture Companies, Inc.	2,113,560
34,300	Hooker Furniture Corporation	541,940
51,400	M/I Homes, Inc.[a]	1,052,158
78,000	MarineMax, Inc.[a]	1,148,940
46,200	Matthews International Corporation	1,875,720
25,840	Men’s Wearhouse, Inc.	1,093,032
80,000	Meritage Homes Corporation[a]	3,631,200
136,800	Modine Manufacturing Company[a]	1,822,176
146,100	Orient-Express Hotels, Ltd.[a]	1,944,591
12,800	Red Robin Gourmet Burgers, Inc.[a]	975,104
120,800	Shiloh Industries, Inc.	1,983,536
17,520	Stanley Furniture Company, Inc.[a]	68,153
133,200	Stein Mart, Inc.	1,967,364
33,150	Steven Madden, Ltd.[a]	1,215,942

	Total	41,699,426

Consumer Staples (0.6%)
203,500	Alliance One International, Inc.[a]	604,395
29,800	Nash Finch Company	836,188
11,000	Spartan Stores, Inc.	258,830

	Total	1,699,413

Energy (3.9%)
44,900	C&J Energy Services, Inc.[a,b]	1,034,496
6,200	CARBO Ceramics, Inc.[b]	777,108
80,700	Cloud Peak Energy, Inc.[a]	1,259,727
17,900	Contango Oil & Gas Company	767,015
72,300	Gulf Island Fabrication, Inc.	1,823,406
156,200	Hercules Offshore, Inc.[a]	1,062,160
32,300	PDC Energy, Inc.[a]	2,190,263
196,800	Teekay Tankers, Ltd.[b]	513,648
106,800	Tetra Technologies, Inc.[a]	1,385,196

	Total	10,813,019

Financials (23.9%)
156,000	Ares Capital Corporation	2,709,720
27,000	Assured Guaranty, Ltd.	553,500
122,800	CBL & Associates Properties, Inc.	2,432,668
136,500	Cedar Realty Trust, Inc.	779,415
313,800	CoBiz Financial, Inc.	3,404,730
57,200	Columbia Banking System, Inc.	1,469,468
55,400	Compass Diversified Holdings	1,062,572
107,700	Cousins Properties, Inc.	1,220,241
132,513	East West Bancorp, Inc.	4,464,363
38,900	Employers Holdings, Inc.	1,169,723
98,900	First Potomac Realty Trust	1,215,481
73,400	Glacier Bancorp, Inc.	2,028,042
74,000	Golub Capital BDC, Inc.	1,302,400
49,500	Hatteras Financial Corporation	900,900
150,500	Hercules Technology Growth Capital, Inc.	2,323,720
135,900	Home Bancshares, Inc.	4,604,292
19,500	iShares Russell 2000 Value Index Fund	1,844,310
49,800	JMP Group, Inc.	319,218
41,000	Kilroy Realty Corporation	2,179,560
281,300	Kite Realty Group Trust	1,800,320
68,500	LaSalle Hotel Properties	2,126,925
3,350	Markel Corporation[a]	1,774,394
150,700	Meadowbrook Insurance Group, Inc.	1,000,648
62,900	National Interstate Corporation	1,643,577
15,100	Piper Jaffray Companies[a]	541,939
13,800	Potlatch Corporation	563,454
106,500	ProAssurance Corporation	4,826,580
8,800	PS Business Parks, Inc.	717,112
82,400	Radian Group, Inc.[b]	1,200,568
161,800	Redwood Trust, Inc.	2,834,736
105,600	Safeguard Scientifics, Inc.[a]	1,842,720
95,400	Sandy Spring Bancorp, Inc.	2,336,346
42,900	SVB Financial Group[a]	4,108,962
51,600	Wintrust Financial Corporation	2,245,116

	Total	65,547,720

Health Care (3.6%)
11,200	Analogic Corporation	1,032,976
5,500	Atrion Corporation	1,469,490
31,600	National Healthcare Corporation	1,528,808
74,200	Triple-S Management Corporation[a]	1,321,502
96,000	West Pharmaceutical Services, Inc.	4,641,600

	Total	9,994,376

Industrials (25.2%)
95,000	A.O. Smith Corporation	4,906,750
77,000	Aegion Corporation[a]	1,578,500
68,000	Alaska Air Group, Inc.	4,804,880
31,200	Applied Industrial Technologies, Inc.	1,476,072
32,400	Astec Industries, Inc.	1,095,444
110,800	Beacon Roofing Supply, Inc.[a]	3,845,868
31,600	Circor International, Inc.	2,331,132
72,300	Comfort Systems USA, Inc.	1,346,949
68,700	Dolan Company[a]	176,559
42,500	Franklin Electric Company, Inc.	1,608,625
18,700	FTI Consulting, Inc.[a]	758,846
50,400	G & K Services, Inc.	3,144,960
49,500	Genesee & Wyoming, Inc.[a]	4,942,080
88,400	Gibraltar Industries, Inc.[a]	1,415,284
83,700	Greenbrier Companies, Inc.[a]	2,221,398
33,600	Hub Group, Inc.[a]	1,234,128
37,200	IDEX Corporation	2,572,380
39,000	Kaman Corporation	1,450,020
112,900	Kforce, Inc.	2,223,001
59,400	Kirby Corporation[a]	5,256,306
105,600	Kratos Defense & Security Solutions, Inc.[a]	895,488
22,600	Landstar System, Inc.	1,249,554
92,700	McGrath Rentcorp	3,306,609
32,800	Mine Safety Appliances Company	1,579,648
97,900	Navigant Consulting, Inc.[a]	1,698,565
33,000	Nordson Corporation	2,378,970
66,200	Pike Electric Corporation	715,622
11,500	RBC Bearings, Inc.[a]	791,085
35,700	Sun Hydraulics Corporation[b]	1,416,576
23,800	Universal Forest Products, Inc.	1,259,496
62,000	Universal Truckload Services, Inc.	1,652,920
41,300	Waste Connections, Inc.	1,765,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (97.0%)	Value
Industrials (25.2%) - continued
53,200	Woodward, Inc.	$2,132,788

	Total	69,231,665

Information Technology (10.7%)
60,000	Accelrys, Inc.[a]	561,000
62,500	Advanced Energy Industries, Inc.[a]	1,305,000
37,500	ATMI, Inc.[a]	1,025,250
45,500	Belden, Inc.	3,060,330
84,100	Brooks Automation, Inc.	810,724
50,900	Cabot Microelectronics Corporation[a]	2,081,301
44,200	Cognex Corporation	1,381,250
52,700	Cohu, Inc.	503,812
101,700	Electro Rent Corporation	1,844,838
94,500	Electro Scientific Industries, Inc.	1,132,110
136,500	Intevac, Inc.[a]	696,150
13,800	Littelfuse, Inc.	1,173,414
72,800	Methode Electronics, Inc.	1,862,224
53,200	Monotype Imaging Holdings, Inc.	1,501,304
31,000	Newport Corporation[a]	491,970
85,700	Progress Software Corporation[a]	2,224,772
169,700	ShoreTel, Inc.[a]	1,349,115
256,700	Sonus Networks, Inc.[a]	770,100
52,000	Synnex Corporation[a]	3,187,600
61,000	Teradyne, Inc.[a]	1,066,890
52,300	Xyratex, Ltd.	519,862
63,700	Zygo Corporation[a]	983,528

	Total	29,532,544

Materials (8.8%)
41,400	AMCOL International Corporation	1,328,112
23,200	American Vanguard Corporation	605,520
55,500	AptarGroup, Inc.	3,560,880
21,200	Carpenter Technology Corporation	1,257,796
63,000	Clearwater Paper Corporation[a]	3,289,860
46,000	Franco-Nevada Corporation	2,069,592
19,200	Haynes International, Inc.	1,034,880
79,800	Innospec, Inc.	3,675,588
38,800	Minerals Technologies, Inc.	2,197,244
96,800	Myers Industries, Inc.	1,724,976
57,100	Stillwater Mining Company[a]	622,961
14,700	Texas Industries, Inc.[a,b]	789,390
167,400	Wausau Paper Corporation	1,958,580

	Total	24,115,379

Telecommunications Services (0.3%)
79,000	Premiere Global Services, Inc.[a]	711,790

	Total	711,790

Utilities (4.8%)
24,800	Black Hills Corporation	1,257,856
79,800	Cleco Corporation	3,697,932
53,900	El Paso Electric Company	1,895,663
43,700	NorthWestern Corporation	2,003,208
47,400	PNM Resources, Inc.	1,133,808
52,500	Southwest Gas Corporation	2,848,650
6,500	UNS Energy Corporation	321,620

	Total	13,158,737

	Total Common Stock (cost $147,903,910)	266,504,069

Shares	Preferred Stock (0.2%)	Value
Health Care (0.2%)
34,446	National Healthcare Corporation, Convertible[c]	492,578

	Total	492,578

	Total Preferred Stock (cost $464,753)	492,578

Shares	Collateral Held for Securities Loaned (1.7%)	Value
4,609,450	Thrivent Cash Management Trust	4,609,450

	Total Collateral Held for Securities Loaned (cost $4,609,450)	4,609,450

Shares or Principal Amount	Short-Term Investments (2.9%)	Value
7,881,847	Thrivent Cash Management Trust 0.070%	7,881,847

	Total Short-Term Investments (at amortized cost)	7,881,847

	Total Investments (cost $160,859,960) 101.8%	$279,487,944

	Other Assets and Liabilities, Net (1.8%)	(4,935,681)

	Total Net Assets 100.0%	$274,552,263

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$120,955,520
Gross unrealized depreciation	(3,248,201)

Net unrealized appreciation (depreciation)	$117,707,319

Cost for federal income tax purposes	$161,780,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	41,699,426	41,699,426	–	–
Consumer Staples	1,699,413	1,699,413	–	–
Energy	10,813,019	10,813,019	–	–
Financials	65,547,720	65,547,720	–	–
Health Care	9,994,376	9,994,376	–	–
Industrials	69,231,665	69,231,665	–	–
Information Technology	29,532,544	29,532,544	–	–
Materials	24,115,379	22,045,787	2,069,592	–
Telecommunications Services	711,790	711,790	–	–
Utilities	13,158,737	13,158,737	–	–

Preferred Stock
Health Care	492,578	492,578	–	–
Collateral Held for Securities Loaned	4,609,450	4,609,450	–	–
Short-Term Investments	7,881,847	7,881,847	–	–

Total	$279,487,944	$277,418,352	$2,069,592	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(144)

Total Foreign Exchange Contracts		(144)

Total		($144)

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$292	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$4,654,850	$65,517,768	$65,563,168	4,609,450	$4,609,450	$64,223
Cash Management Trust-Short Term Investment	3,272,308	25,301,688	20,692,149	7,881,847	7,881,847	4,269
Total Value and Income Earned	7,927,158				12,491,297	68,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (92.2%)	Value
Consumer Discretionary (14.5%)
97,900	Cheesecake Factory, Inc.	$4,625,775
23,267	Foot Locker, Inc.	807,365
70,580	GNC Holdings, Inc.	4,151,516
235,722	Ignite Restaurant Group, Inc.[a]	3,785,695
216,025	MDC Partners, Inc.	6,660,051
158,500	Meredith Corporation[b]	8,131,050
163,340	Nexstar Broadcasting Group, Inc.	7,250,663
94,150	Papa John’s International, Inc.	7,124,330
123,640	Pier 1 Imports, Inc.	2,581,603
247,500	Tuesday Morning Corporation[a]	3,502,125

	Total	48,620,173

Consumer Staples (3.6%)
85,092	Annie’s, Inc.[a,b]	4,020,597
44,092	Ingredion, Inc.	2,899,490
260,490	WhiteWave Foods Company[a]	5,212,405

	Total	12,132,492

Energy (5.2%)
78,350	Oasis Petroleum, Inc.[a]	4,172,137
272,350	Rex Energy Corporation[a]	5,855,525
122,900	Rosetta Resources, Inc.[a]	7,366,626

	Total	17,394,288

Financials (19.2%)
47,932	Affiliated Managers Group, Inc.[a]	9,463,694
17,630	Allied World Assurance Company Holdings AG	1,909,153
74,800	American Assets Trust, Inc.	2,490,092
45,160	Aspen Insurance Holdings, Ltd.	1,761,692
79,200	BBCN Bancorp, Inc.	1,174,536
186,100	CNO Financial Group, Inc.	2,899,438
46,800	Columbia Banking System, Inc.	1,202,292
376,300	DCT Industrial Trust, Inc.	2,916,325
36,560	Extra Space Storage, Inc.	1,681,394
208,780	Hanmi Financial Corporation	3,649,474
97,600	HCC Insurance Holdings, Inc.	4,455,440
103,400	Parkway Properties, Inc.	1,872,574
94,000	Pebblebrook Hotel Trust	2,838,800
69,409	Popular, Inc.[a]	1,752,577
27,580	SPDR S&P Biotech ETF	3,281,744
97,400	SVB Financial Group[a]	9,328,972
21,294	Taubman Centers, Inc.	1,400,932
150,490	Terreno Realty Corporation	2,675,712
76,590	Texas Capital Bancshares, Inc.[a]	3,986,510
130,437	Zions Bancorporation	3,700,498

	Total	64,441,849

Health Care (8.7%)
245,700	Akorn, Inc.[a,b]	5,022,108
142,330	Align Technology, Inc.[a]	8,121,350
401,000	BioScrip, Inc.[a]	2,811,010
231,672	ExamWorks Group, Inc.[a,b]	5,988,721
130,900	Neurocrine Biosciences, Inc.[a]	1,235,696
190,723	NuVasive, Inc.[a]	6,061,177

	Total	29,240,062

Industrials (18.7%)
88,050	Actuant Corporation	3,307,158
50,800	Acuity Brands, Inc.	5,105,908
86,570	Apogee Enterprises, Inc.	2,707,910
75,900	CLARCOR, Inc.	4,438,632
195,000	DigitalGlobe, Inc.[a]	6,204,900
241,711	EMCOR Group, Inc.	8,957,810
162,200	GATX Corporation	8,361,410
143,800	HNI Corporation	5,586,630
26,641	Korn/Ferry International[a]	634,056
115,800	Landstar System, Inc.	6,402,582
95,900	Manpower, Inc.	7,489,790
61,750	Tennant Company	3,747,607

	Total	62,944,393

Information Technology (11.3%)
405,100	Atmel Corporation[a]	2,949,128
157,068	E2open, Inc.[a,b]	3,534,030
98,100	Guidewire Software, Inc.[a]	4,975,632
163,620	Informatica Corporation[a]	6,315,732
104,736	Plantronics, Inc.	4,497,364
198,519	Teradyne, Inc.[a]	3,472,097
90,900	Ubiquiti Networks, Inc.[b]	3,506,922
145,850	Virtusa Corporation[a]	4,533,018
335,600	Vishay Intertechnology, Inc.[a,b]	4,117,812

	Total	37,901,735

Materials (5.9%)
44,400	Eagle Materials, Inc.	3,330,444
162,580	H.B. Fuller Company	7,782,704
155,770	Materials Select Sector SPDR Fund	6,818,053
31,000	Schweitzer-Mauduit International, Inc.	1,918,280

	Total	19,849,481

Telecommunications Services (0.7%)
62,813	Cogent Communications Group, Inc.	2,206,621

	Total	2,206,621

Utilities (4.4%)
103,220	NorthWestern Corporation	4,731,605
197,230	PNM Resources, Inc.	4,717,742
101,621	Southwest Gas Corporation	5,513,955

	Total	14,963,302

	Total Common Stock (cost $245,567,960)	309,694,396

Shares	Collateral Held for Securities Loaned (7.8%)	Value
26,183,357	Thrivent Cash Management Trust	26,183,357

	Total Collateral Held for Securities Loaned (cost $26,183,357)	26,183,357

Shares or Principal Amount	Short-Term Investments (7.9%)	Value
	Federal National Mortgage Association Discount Notes
1,500,000	0.100%, 12/4/2013[c,d]	1,499,863
	Thrivent Cash Management Trust
24,933,198	0.070%	24,933,198

	Total Short-Term Investments (at amortized cost)	26,433,061

	Total Investments (cost $298,184,378) 107.9%	$362,310,814

	Other Assets and Liabilities, Net (7.9%)	(26,565,257)

	Total Net Assets 100.0%	$335,745,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2013

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At October 31, 2013, $1,499,863 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,488,273
Gross unrealized depreciation	(3,362,044)

Net unrealized appreciation (depreciation)	$64,126,229

Cost for federal income tax purposes	$298,184,585

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	48,620,173	48,620,173	–	–
Consumer Staples	12,132,492	12,132,492	–	–
Energy	17,394,288	17,394,288	–	–
Financials	64,441,849	64,441,849	–	–
Health Care	29,240,062	29,240,062	–	–
Industrials	62,944,393	62,944,393	–	–
Information Technology	37,901,735	37,901,735	–	–
Materials	19,849,481	19,849,481	–	–
Telecommunications Services	2,206,621	2,206,621	–	–
Utilities	14,963,302	14,963,302	–	–
Collateral Held for Securities Loaned	26,183,357	26,183,357	–	–
Short-Term Investments	26,433,061	24,933,198	1,499,863	–

Total	$362,310,814	$360,810,951	$1,499,863	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	870,806	870,806	–	–

Total Asset Derivatives	$870,806	$870,806	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	169	December 2013	$17,682,014	$18,552,820	$870,806
Total Futures Contracts					$870,806

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	870,806
Total Equity Contracts		870,806

Total Asset Derivatives		$870,806

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,567,940

Total Equity Contracts		6,567,940

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(19,092)

Total Foreign Exchange Contracts		(19,092)

Total		$6,548,848

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,504,223
Total Equity Contracts		2,504,223

Total		$2,504,223

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$28,401,721	9.3%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$43,864	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$18,604,753	$163,149,855	$155,571,251	26,183,357	$26,183,357	$122,696
Cash Management Trust-Short Term Investment	29,007,394	94,882,232	98,956,428	24,933,198	24,933,198	30,604
Total Value and Income Earned	47,612,147				51,116,555	153,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (95.5%)	Value
Consumer Discretionary (16.7%)
33,100	Darden Restaurants, Inc.	$1,705,643
122,550	Discovery Communications, Inc.[a]	10,897,146
193,800	Dollar Tree, Inc.[a]	11,317,920
99,185	GNC Holdings, Inc.	5,834,062
82,000	HomeAway, Inc.[a,b]	2,431,300
54,100	L Brands, Inc.	3,387,201
87,400	Marriott International, Inc.	3,939,992
32,800	Michael Kors Holdings, Ltd.[a]	2,523,960
31,300	O’Reilly Automotive, Inc.[a]	3,875,253
46,300	PetSmart, Inc.	3,368,788
50,300	Ross Stores, Inc.	3,890,705
124,000	Tractor Supply Company	8,847,400
29,400	Under Armour, Inc.[a]	2,385,810
7,800	VF Corporation	1,677,000
23,700	Wynn Resorts, Ltd.	3,940,125

	Total	70,022,305

Consumer Staples (5.2%)
55,700	Beam, Inc.	3,748,610
65,100	Hain Celestial Group, Inc.[a]	5,418,273
79,400	Monster Beverage Corporation[a]	4,544,062
128,098	Whole Foods Market, Inc.	8,086,827

	Total	21,797,772

Energy (7.5%)
522,600	Alpha Natural Resources, Inc.[a]	3,658,200
59,700	Cameron International Corporation[a]	3,275,142
60,700	Concho Resources, Inc.[a]	6,714,027
126,800	Peabody Energy Corporation	2,470,064
21,900	Range Resources Corporation	1,658,049
67,700	SM Energy Company	5,998,897
99,900	Southwestern Energy Company[a]	3,718,278
246,200	Weatherford International, Ltd.[a]	4,047,528

	Total	31,540,185

Financials (8.8%)
63,320	Affiliated Managers Group, Inc.[a]	12,501,901
66,100	Ameriprise Financial, Inc.	6,645,694
92,000	Discover Financial Services	4,772,960
134,800	First Republic Bank	6,884,236
55,500	T. Rowe Price Group, Inc.	4,296,255
61,300	Zions Bancorporation	1,739,081

	Total	36,840,127

Health Care (11.3%)
27,900	Actavis, Inc.[a]	4,312,782
63,927	AmerisourceBergen Corporation	4,176,351
84,800	BioMarin Pharmaceutical, Inc.[a]	5,327,136
35,152	Catamaran Corporation[a]	1,650,738
72,300	Cerner Corporation[a]	4,050,969
45,100	CIGNA Corporation	3,471,798
74,400	Envision Healthcare Holdings, Inc.[a]	2,161,320
86,900	Hologic, Inc.[a]	1,945,691
28,400	Mettler-Toledo International, Inc.[a]	7,027,864
54,700	Perrigo Company[b]	7,542,583
134,100	Thoratec Corporation[a]	5,791,779

	Total	47,459,011

Industrials (20.9%)
175,177	AMETEK, Inc.	8,378,716
73,400	B/E Aerospace, Inc.[a]	5,957,144
115,400	Expeditors International of Washington, Inc.	5,226,466
57,600	Fastenal Company	2,868,480
52,165	Flowserve Corporation	3,623,902
107,500	Fortune Brands Home and Security, Inc.	4,631,100
46,200	GATX Corporation	2,381,610
58,800	Graco, Inc.	4,542,888
83,500	JB Hunt Transport Services, Inc.	6,265,005
55,400	Kansas City Southern	6,732,208
71,600	Nielsen Holdings NV	2,823,904
69,200	Pentair, Ltd.	4,642,628
132,200	Quanta Services, Inc.[a]	3,993,762
128,100	Robert Half International, Inc.	4,935,693
53,500	Roper Industries, Inc.	6,784,335
67,100	Stericycle, Inc.[a]	7,797,020
93,700	United Rentals, Inc.[a,b]	6,052,083

	Total	87,636,944

Information Technology (19.4%)
140,779	Agilent Technologies, Inc.	7,145,942
50,100	Amphenol Corporation	4,022,529
91,600	ANSYS, Inc.[a]	8,010,420
136,986	Autodesk, Inc.[a]	5,467,111
148,700	Ciena Corporation[a,b]	3,460,249
68,374	Euronet Worldwide, Inc.[a]	2,967,432
74,400	F5 Networks, Inc.[a]	6,064,344
48,600	Gartner, Inc.[a]	2,864,970
111,500	Lam Research Corporation[a]	6,046,645
11,300	LinkedIn Corporation[a]	2,527,471
16,000	Mercadolibre, Inc.[b]	2,154,160
124,419	Microchip Technology, Inc.[b]	5,345,040
43,400	Nice Systems, Ltd. ADR	1,700,412
83,919	Nuance Communications, Inc.[a]	1,305,780
401,700	NVIDIA Corporation	6,097,806
141,600	NXP Semiconductors NVa	5,964,192
39,500	ServiceNow, Inc.[a]	2,157,095
103,700	Synopsys, Inc.[a]	3,779,865
104,629	VeriFone Systems, Inc.[a]	2,370,893
43,600	Xilinx, Inc.	1,980,312

	Total	81,432,668

Materials (4.2%)
53,900	Airgas, Inc.	5,878,873
36,300	Albemarle Corporation	2,402,697
69,500	Celanese Corporation	3,892,695
54,000	FMC Corporation	3,929,040
67,800	Silver Wheaton Corporation	1,537,026

	Total	17,640,331

Telecommunications Services (1.5%)
38,000	Cogent Communications Group, Inc.	1,334,940
24,600	SBA Communications Corporation[a,b]	2,151,762
91,300	TW Telecom, Inc.[a]	2,877,776

	Total	6,364,478

	Total Common Stock (cost $274,691,020)	400,733,821

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2013

Shares	Collateral Held for Securities Loaned (4.6%)	Value
19,138,554	Thrivent Cash Management Trust	$19,138,554

	Total Collateral Held for Securities Loaned (cost $19,138,554)	19,138,554

Shares or Principal Amount	Short-Term Investments (4.4%)	Value
18,686,520	Thrivent Cash Management Trust 0.070%	18,686,520

	Total Short-Term Investments (at amortized cost)	18,686,520

	Total Investments (cost $312,516,094) 104.5%	$438,558,895

	Other Assets and Liabilities, Net (4.5%)	(18,766,676)

	Total Net Assets 100.0%	$419,792,219

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$131,527,921
Gross unrealized depreciation	(5,569,610)

Net unrealized appreciation (depreciation)	$125,958,311

Cost for federal income tax purposes	$312,600,584

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	70,022,305	70,022,305	–	–
Consumer Staples	21,797,772	21,797,772	–	–
Energy	31,540,185	31,540,185	–	–
Financials	36,840,127	36,840,127	–	–
Health Care	47,459,011	47,459,011	–	–
Industrials	87,636,944	87,636,944	–	–
Information Technology	81,432,668	81,432,668	–	–
Materials	17,640,331	17,640,331	–	–
Telecommunications Services	6,364,478	6,364,478	–	–
Collateral Held for Securities Loaned	19,138,554	19,138,554	–	–
Short-Term Investments	18,686,520	18,686,520	–	–

Total	$438,558,895	$438,558,895	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$12,303,975	$141,248,201	$134,413,622	19,138,554	$19,138,554	$18,324
Cash Management Trust- Short Term Investment	19,928,389	94,626,096	95,867,965	18,686,520	18,686,520	15,309
Total Value and Income Earned	32,232,364				37,825,074	33,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (11.1%)
29,029	Delphi Automotive plc	$1,660,459
26,505	Lennar Corporation	942,253
91,646	Liberty Interactive Corporation[a]	2,470,776
12,028	Liberty Media Corporation[a]	1,839,201
20,032	Macy’s, Inc.	923,676
85,956	MGM Resorts International[a]	1,636,602
11,336	PVH Corporation	1,412,126
10,573	Scripps Networks Interactive, Inc.	851,127
30,850	Starwood Hotels & Resorts Worldwide, Inc.	2,271,177
43,963	Toll Brothers, Inc.[a]	1,445,503
13,413	TRW Automotive Holdings Corporation[a]	1,007,450
9,881	Whirlpool Corporation	1,442,725

	Total	17,903,075

Consumer Staples (3.5%)
20,154	Constellation Brands, Inc.[a]	1,316,056
20,648	Ingredion, Inc.	1,357,812
19,970	Monster Beverage Corporation[a]	1,142,883
22,574	Safeway, Inc.	787,833
39,072	Tyson Foods, Inc.	1,081,122

	Total	5,685,706

Energy (9.2%)
38,713	Cameron International Corporation[a]	2,123,795
108,087	Chesapeake Energy Corporation	3,022,112
24,982	Cimarex Energy Company	2,631,854
7,361	Concho Resources, Inc.[a]	814,200
12,084	Oil States International, Inc.[a]	1,312,685
9,221	Pioneer Natural Resources Company	1,888,276
19,180	Range Resources Corporation	1,452,118
32,704	Tesoro Corporation	1,598,899

	Total	14,843,939

Financials (31.6%)
16,889	Alexandria Real Estate Equities, Inc.	1,110,958
18,938	AvalonBay Communities, Inc.	2,368,197
28,539	Camden Property Trust	1,832,204
31,649	CIT Group, Inc.[a]	1,524,216
89,669	DDR Corporation	1,519,890
13,801	Digital Realty Trust, Inc.	657,756
14,054	Everest Re Group, Ltd.	2,160,662
27,286	First Republic Bank	1,393,496
112,910	Genworth Financial, Inc.[a]	1,640,582
44,399	Hartford Financial Services Group, Inc.	1,496,246
192,961	Huntington Bancshares, Inc.	1,698,057
62,106	ING U.S., Inc.	1,926,528
82,748	Invesco, Ltd.	2,792,745
24,168	iShares Russell Midcap Value Index Fund	1,539,502
45,154	Lincoln National Corporation	2,050,443
25,792	M&T Bank Corporation	2,902,374
107,233	MFA Financial, Inc.	794,597
55,790	NASDAQ OMX Group, Inc.	1,976,640
62,060	Principal Financial Group, Inc.	2,945,368
37,481	Raymond James Financial, Inc.	1,711,008
9,520	Signature Bank[a]	969,326
76,285	SLM Corporation	1,935,350
63,274	Starwood Property Trust, Inc.	1,625,509
32,078	Tanger Factory Outlet Centers, Inc.	1,117,918
23,908	Taubman Centers, Inc.	1,572,907
101,037	Two Harbors Investment Corporation	942,675
20,650	Validus Holdings, Ltd.	815,262
27,061	W.R. Berkley Corporation	1,188,248
35,155	Willis Group Holdings plc	1,584,436
64,153	XL Group plc	1,961,157
38,005	Zions Bancorporation	1,078,202

	Total	50,832,459

Health Care (8.9%)
37,623	Aetna, Inc.	2,358,962
16,278	C.R. Bard, Inc.	2,217,389
52,647	Cardinal Health, Inc.	3,088,273
46,556	CareFusion Corporation[a]	1,804,976
25,539	Humana, Inc.	2,353,419
25,432	Mylan, Inc.[a]	963,110
32,872	Tenet Healthcare Corporation[a]	1,551,230

	Total	14,337,359

Industrials (9.4%)
23,753	Carlisle Companies, Inc.	1,726,368
11,393	KBR, Inc.	393,514
5,548	Owens Corning, Inc.[a]	199,340
4,535	Parker Hannifin Corporation	529,325
11,077	Regal-Beloit Corporation	812,276
20,598	Stanley Black & Decker, Inc.	1,629,096
43,896	Terex Corporation[a]	1,534,165
77,148	Textron, Inc.	2,221,091
29,019	Timken Company	1,532,493
23,064	Triumph Group, Inc.	1,652,536
44,398	Tyco International, Ltd.	1,622,747
28,475	Waste Connections, Inc.	1,217,022

	Total	15,069,973

Information Technology (12.7%)
47,346	Agilent Technologies, Inc.	2,403,283
67,250	Altera Corporation	2,259,600
71,493	Applied Materials, Inc.	1,276,150
20,836	Citrix Systems, Inc.[a]	1,183,068
17,202	Computer Sciences Corporation	847,371
32,392	Fidelity National Information Services, Inc.	1,579,110
13,353	Global Payments, Inc.	794,236
102,071	Juniper Networks, Inc.[a]	1,902,603
28,869	Lam Research Corporation[a]	1,565,566
36,461	Maxim Integrated Products, Inc.	1,082,892
30,487	NetApp, Inc.	1,183,201
60,640	NVIDIA Corporation	920,515
117,383	Polycom, Inc.[a]	1,220,783
41,837	PTC, Inc.[a]	1,159,722
21,677	Teradata Corporation[a]	955,305

	Total	20,333,405

Materials (5.1%)
10,556	Ashland, Inc.	976,958
13,409	Carpenter Technology Corporation	795,556
20,929	Celanese Corporation	1,172,233
18,006	International Paper Company	803,248
20,934	Packaging Corporation of America	1,303,769

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (98.8%)	Value
Materials (5.1%) - continued
18,411	Reliance Steel & Aluminum Company	$1,349,342
9,837	Sealed Air Corporation	296,881
20,306	Valspar Corporation	1,420,811

	Total	8,118,798

Utilities (7.3%)
68,315	Calpine Corporation[a]	1,377,914
44,418	Edison International, Inc.	2,177,814
45,316	FirstEnergy Corporation	1,716,117
20,294	NiSource, Inc.	639,667
24,353	SCANA Corporation	1,135,580
26,126	Sempra Energy	2,381,124
76,551	Xcel Energy, Inc.	2,209,262

	Total	11,637,478

	Total Common Stock (cost $133,701,610)	158,762,192

Shares or Principal Amount	Short-Term Investments (1.6%)	Value
	Thrivent Cash Management Trust
2,568,093	0.070%	2,568,093

	Total Short-Term Investments (at amortized cost)	2,568,093

	Total Investments (cost $136,269,703) 100.4%	$161,330,285

	Other Assets and Liabilities, Net (0.4%)	(634,957)

	Total Net Assets 100.0%	$160,695,328

a	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,467,146
Gross unrealized depreciation	(1,869,556)

Net unrealized appreciation (depreciation)	$24,597,590

Cost for federal income tax purposes	$136,732,695

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	17,903,075	17,903,075	–	–
Consumer Staples	5,685,706	5,685,706	–	–
Energy	14,843,939	14,843,939	–	–
Financials	50,832,459	50,832,459	–	–
Health Care	14,337,359	14,337,359	–	–
Industrials	15,069,973	15,069,973	–	–
Information Technology	20,333,405	20,333,405	–	–
Materials	8,118,798	8,118,798	–	–
Utilities	11,637,478	11,637,478	–	–
Short-Term Investments	2,568,093	2,568,093	–	–

Total	$161,330,285	$161,330,285	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$4,042,325	$30,501,692	$34,544,017	–	$–	$7,233
Cash Management Trust-Short Term Investment	2,762,894	48,470,409	48,665,210	2,568,093	2,568,093	2,275
Total Value and Income Earned	6,805,219				2,568,093	9,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (12.3%)
101,900	Charter Communications, Inc.[a]	$13,679,056
238,300	Cheesecake Factory, Inc.	11,259,675
311,500	DISH Network Corporation	15,014,300
150,500	Michael Kors Holdings, Ltd.[a]	11,580,975
210,700	Omnicom Group, Inc.	14,350,777
195,200	Penn National Gaming, Inc.[a]	11,421,152
173,900	Scripps Networks Interactive, Inc.	13,998,950
236,200	Tempur-Pedic International, Inc.[a,b]	9,058,270
368,200	Toll Brothers, Inc.[a]	12,106,416

	Total	112,469,571

Consumer Staples (2.1%)
139,600	Ingredion, Inc.	9,180,096
482,000	WhiteWave Foods Company[a,b]	9,644,820

	Total	18,824,916

Energy (6.2%)
52,000	Atwood Oceanics, Inc.[a]	2,762,760
41,291	Cabot Oil & Gas Corporation	1,458,398
45,100	Cameron International Corporation[a]	2,474,186
19,600	Cimarex Energy Company	2,064,860
23,850	Concho Resources, Inc.[a]	2,638,049
147,000	Denbury Resources, Inc.[a]	2,791,530
49,050	Energy XXI, Ltd.	1,425,393
35,100	Ensco plc	2,023,515
21,150	EQT Corporation	1,810,651
72,700	Helix Energy Solutions Group, Inc.[a]	1,720,082
36,000	Helmerich & Payne, Inc.[b]	2,791,800
57,050	HollyFrontier Corporation	2,627,723
30,900	National Oilwell Varco, Inc.	2,508,462
65,600	Newfield Exploration Company[a]	1,997,520
58,900	Noble Corporation	2,220,530
40,300	Noble Energy, Inc.	3,019,679
31,000	Oceaneering International, Inc.	2,662,280
29,600	Oil States International, Inc.[a]	3,215,448
17,000	Pioneer Natural Resources Company	3,481,260
25,850	Range Resources Corporation	1,957,104
55,300	Rowan Companies plc[a]	1,995,224
26,900	SM Energy Company	2,383,609
106,200	Superior Energy Services, Inc.[a]	2,849,346
34,300	Whiting Petroleum Corporation[a]	2,294,327

	Total	57,173,736

Financials (21.7%)
250,400	Axis Capital Holdings, Ltd.	11,873,968
138,100	Camden Property Trust	8,866,020
290,300	First Republic Bank	14,825,621
309,426	HCC Insurance Holdings, Inc.	14,125,297
694,509	Host Hotels & Resorts, Inc.	12,883,142
2,037,500	Huntington Bancshares, Inc.	17,930,000
346,882	Lazard, Ltd.	13,406,989
114,000	M&T Bank Corporation[b]	12,828,420
156,300	Macerich Company	9,254,523
459,900	NASDAQ OMX Group, Inc.	16,294,257
251,990	Northern Trust Corporation	14,217,276
536,100	Piedmont Office Realty Trust, Inc.	9,907,128
273,300	Protective Life Corporation	12,593,664
300,112	W.R. Berkley Corporation	13,177,918
591,002	Zions Bancorporation	16,766,726

	Total	198,950,949

Health Care (12.1%)
240,500	Acorda Therapeutics, Inc.[a]	7,361,705
954,900	Allscripts Healthcare Solutions, Inc.[a]	13,206,267
104,314	C.R. Bard, Inc.	14,209,653
200,800	Illumina, Inc.[a,b]	18,776,808
225,400	ResMed, Inc.[b]	11,662,196
394,700	Thoratec Corporation[a]	17,047,093
10,750	Veeva Systems, Inc.[a,b]	418,282
112,700	Waters Corporation[a]	11,373,684
193,063	Zimmer Holdings, Inc.	16,887,221

	Total	110,942,909

Industrials (14.5%)
206,241	ADT Corporation[b]	8,944,672
177,200	AGCO Corporation	10,344,936
370,717	CSX Corporation	9,660,885
205,800	Flowserve Corporation	14,296,926
460,700	Foster Wheeler AGa	12,434,293
511,230	Manitowoc Company, Inc.	9,948,536
170,098	Manpower, Inc.	13,284,654
455,344	Oshkosh Corporation[a]	21,669,821
136,818	Parker Hannifin Corporation	15,969,397
931,200	Southwest Airlines Company	16,035,264

	Total	132,589,384

Information Technology (20.8%)
166,100	Alliance Data Systems Corporation[a,b]	39,375,666
1,171,690	Applied Materials, Inc.	20,914,666
310,700	Autodesk, Inc.[a]	12,400,037
484,388	CoreLogic, Inc.[a]	16,115,589
214,153	eBay, Inc.[a]	11,288,005
499,050	Juniper Networks, Inc.[a]	9,302,292
222,600	NetApp, Inc.	8,639,106
1,471,562	NVIDIA Corporation	22,338,311
356,900	SunPower Corporation[a,b]	10,774,811
971,451	Teradyne, Inc.[a]	16,990,678
1,140,292	TriQuint Semiconductor, Inc.[a]	9,042,516
1,069	Workday, Inc.[a]	80,036
283,382	Xilinx, Inc.	12,871,210

	Total	190,132,923

Materials (3.9%)
362,600	Owens-Illinois, Inc.[a]	11,527,054
206,464	Silgan Holdings, Inc.	9,305,333
842,294	Steel Dynamics, Inc.	15,136,023

	Total	35,968,410

Utilities (2.5%)
429,600	CMS Energy Corporation	11,796,816
326,600	Public Service Enterprise Group, Inc.	10,941,100

	Total	22,737,916

	Total Common Stock (cost $632,258,124)	879,790,714

Shares	Collateral Held for Securities Loaned (10.5%)	Value
96,425,470	Thrivent Cash Management Trust	96,425,470

	Total Collateral Held for Securities Loaned (cost $96,425,470)	96,425,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2013

Shares or Principal Amount	Short-Term Investments (4.1%)	Value
	Thrivent Cash Management Trust
37,146,950	0.070%	$37,146,950

	Total Short-Term Investments (at amortized cost)	37,146,950

	Total Investments (cost $765,830,544) 110.7%	$1,013,363,134

	Other Assets and Liabilities, Net (10.7%)	(97,973,417)

	Total Net Assets 100.0%	$915,389,717

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$251,048,222
Gross unrealized depreciation	(3,918,796)

Net unrealized appreciation (depreciation)	$247,129,426

Cost for federal income tax purposes	$766,233,708

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	112,469,571	112,469,571	–	–
Consumer Staples	18,824,916	18,824,916	–	–
Energy	57,173,736	57,173,736	–	–
Financials	198,950,949	198,950,949	–	–
Health Care	110,942,909	110,942,909	–	–
Industrials	132,589,384	132,589,384	–	–
Information Technology	190,132,923	190,132,923	–	–
Materials	35,968,410	35,968,410	–	–
Utilities	22,737,916	22,737,916	–	–
Collateral Held for Securities Loaned	96,425,470	96,425,470	–	–
Short-Term Investments	37,146,950	37,146,950	–	–

Total	$1,013,363,134	$1,013,363,134	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$66,998,025	$520,693,095	$491,265,650	96,425,470	$96,425,470	$180,927
Cash Management Trust-Short Term Investment	8,537,682	128,973,186	100,363,918	37,146,950	37,146,950	30,073
Total Value and Income Earned	75,535,707				133,572,420	211,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Australia (3.8%)
97,202	Abacus Property Group	$214,254
234,388	Amcor, Ltd.	2,401,169
795,662	Arrium, Ltd.	1,039,591
46,527	Australand Holdings, Ltd.	163,993
72,179	BC Iron, Ltd.	335,876
556,110	Beach Energy, Ltd.	751,139
134,333	BHP Billiton, Ltd.	4,749,141
43,402	BlueScope Steel, Ltd.[a]	204,723
213,064	Breville Group, Ltd.	1,621,093
13,729	BT Investment Management, Ltd.	64,848
39,469	Carsales.com, Ltd.	391,942
185,387	Challenger, Ltd.	1,051,714
40,125	CSL, Ltd.	2,637,620
312,598	DuluxGroup, Ltd.	1,522,269
42,246	Flight Centre, Ltd.	2,074,002
599,241	Fortescue Metals Group, Ltd.[b]	2,938,923
199,073	Goodman Fielder, Ltd.	143,079
146,925	iiNet, Ltd.	903,835
28,262	JB Hi-Fi, Ltd.	582,422
21,017	M2 Telecommunications Group, Ltd.	125,920
535,691	Mount Gibson Iron, Ltd.	449,324
50,308	Ramsay Health Care, Ltd.	1,846,803
226,268	Seven West Media, Ltd.	539,110
18,832	Sims Metal Management, Ltd.[a]	178,382
200,954	Slater & Gordon, Ltd.	735,038
60,403	Super Retial Group, Ltd.	765,126
19,531	The Reject Shop Limited	329,549
102,086	TPG Telecom, Ltd.	450,058
109,858	Woolworths, Ltd.	3,622,736

	Total	32,833,679

Austria (0.3%)
7,901	CAT Oil AG	192,796
25,073	OMV AG	1,196,055
1,018	Osterreichische Post Aktiengesellschaft	47,737
29,619	Voestalpine AG	1,397,298
3,197	Zumtobel AGc	57,051

	Total	2,890,937

Belgium (0.6%)
18,662	Anheuser-Busch InBev NV	1,934,580
13,622	Arseus NV	420,697
34,403	Colruyt SA	1,919,265
217	EVS Broadcast Equipment SA	14,197
9,214	Mobistar SA	159,716
16,403	NV Bekaert SA	686,843

	Total	5,135,298

Bermuda (0.1%)
16,873	Catlin Group, Ltd.	138,613
139,647	Golden Ocean Group, Ltd.	210,434
19,105	Hiscox, Ltd.	202,827
177,000	Pacific Basin Shipping, Ltd.	126,663

	Total	678,537

Brazil (2.0%)
1,823	Autometal SA	14,322
233,399	Banco Bradesco SA ADR	3,365,613
15,100	BR Properties SA	128,069
10,700	Cia Paranaense de Energia	149,213
24,000	Embraer SA	175,163
18,100	Even Construtora e Incorporadora SA	67,465
37,000	Lojas Renner SA	1,114,856
42,707	Multiplan Empreendimentos Imobiliarios SA	1,002,572
165,050	Petroleo Brasileiro SA ADR	2,876,821
691,702	Rossi Residencial SA	852,200
96,500	Souza Cruz SA	1,043,744
106,412	Ultrapar Participacoes SA	2,835,817
40,282	Vale SA ADR	589,728
153,032	Vale SA ADR[b]	2,450,043

	Total	16,665,626

Canada (3.3%)
146,201	Bellatrix Exploration, Ltd.[a]	1,095,123
259,556	Bombardier, Inc.	1,179,970
68,194	Brookfield Asset Management, Inc.	2,699,898
29,224	Canadian National Railway Company	3,210,674
86,700	Canadian Natural Resources, Ltd.	2,751,549
90,554	Canadian Oil Sands, Ltd.	1,764,789
35,817	CGI Group, Inc.[a]	1,201,629
17,327	Empire Company, Ltd.	1,275,948
257,100	Encana Corporation	4,607,232
55,140	Husky Energy, Inc.	1,567,496
17,950	Magna International, Inc.	1,520,323
17,751	Methanex Corporation	1,029,495
35,130	Pembina Pipeline Corporation	1,152,637
14,798	West Fraser Timber Company, Ltd.	1,356,395
169,833	Whitecap Resources, Inc.	1,972,548

	Total	28,385,706

Cayman Islands (0.4%)
448,000	MGM China Holdings Limited	1,544,721
1,736,000	NagaCorp, Ltd.	1,603,102

	Total	3,147,823

Chile (0.2%)
126,119	Aguas Andinas SA	85,086
56,106	Banco Santander Chile SA ADR[b]	1,377,964

	Total	1,463,050

China (0.5%)
33,000	Anhui Conch Cement Company, Ltd.	115,162
261,000	China Construction Bank Corporation	203,065
94,000	China Shenhua Energy Company, Ltd.	285,936
262,000	Dongfeng Motor Group Company, Ltd.	370,421
325,000	FIH Mobile, Ltd.[a]	183,071
2,339,000	PetroChina Company, Ltd.	2,663,610
28,000	Yanzhou Coal Mining Company, Ltd.	28,973

	Total	3,850,238

Colombia (<0.1%)
5,264	Bancolumbia SA	295,468

	Total	295,468

Cyprus (0.2%)
184,736	Prosafe SE	1,583,362

	Total	1,583,362

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Czech Republic (0.1%)
2,046	Komercni Banka AS	$506,811

	Total	506,811

Denmark (1.5%)
16,415	D/S Norden AS	721,996
230,500	Danske Bank ASa	5,385,816
1,241	DFDS AS	90,252
5,489	Genmab ASa	238,482
57,153	GN Store Nord AS	1,303,821
19,688	Jyske Bank ASa	1,113,155
51,243	Matas ASa	1,291,978
353	Rockwool International AS	55,523
7,426	Royal Unibrew AS	953,048
11,587	SimCorp AS	379,338
31,424	Sydbank ASa	929,198
4,488	Topdanmark ASa	122,154

	Total	12,584,761

Finland (0.3%)
104,924	Kemira Oyj	1,684,676
54,388	Ramirent Oyj	653,543
2,380	Uponor Oyj	47,010
32,493	YIT Oyj	421,474

	Total	2,806,703

France (6.3%)
364,729	AXA SA	9,087,418
96,275	Cap Gemini SA	6,313,548
19,125	Christian Dior SA	3,628,728
125,898	Compagnie de Saint-Gobain	6,608,422
13,324	Eiffage SA	789,627
213,500	GDF Suez	5,291,358
27,934	Ingenico[b]	2,098,370
72,316	Peugeot SAa	951,320
23,173	Publicis Groupe SA	1,927,062
44,928	Safran SA	2,864,531
49,623	Societe Television Francaise 1	956,136
40,149	Technicolor SAa	216,642
5,265	Teleperformance	278,704
31,903	Thales SA	1,953,934
86,750	Total SA	5,322,390
9,320	Valeo SA	922,024
40,553	Vinci SA	2,594,843
91,490	Vivendi SA	2,316,512

	Total	54,121,569

Germany (5.5%)
14,415	Allianz SE	2,420,324
41,032	Bayer AG	5,090,133
17,392	Carl Zeiss Meditec AG	549,376
6,515	Comdirect Bank AG	74,046
8,191	Continental AG	1,497,869
1,363	CTS Eventim AG	66,450
112,653	Daimler AG	9,223,485
73,850	Deutsche Boerse AG	5,555,540
39,645	Deutsche Post AG	1,338,872
13,978	Drillisch Aktiengesellschaft	360,224
34,005	Duerr AG	2,976,085
7,362	Gerresheimer AG	486,990
15,381	KUKA AG	700,020
5,385	Leoni AG	364,479
10,550	Morphosys AGa	816,073
13,594	Nordex SEa	238,258
34,201	Norma Group SE	1,710,407
27,430	ProSiebenSat.1 Media AG	1,304,083
72,757	QSC AG	452,556
14,049	SAF-Holland SAa	199,720
4,224	SAP AG ADR	330,539
12,783	Siemens AG	1,633,575
2,317	Sixt SE	55,423
1,801	SMA Solar Technology AG	73,415
23,593	Symrise AG	998,916
186,250	ThyssenKrupp AGa	4,751,883
38,646	United Internet AG	1,524,443
26,081	Wincor Nixdorf AG	1,724,437
1,721	XING AG	173,554

	Total	46,691,175

Hong Kong (3.1%)
572,400	AIA Group, Ltd.	2,906,552
31,000	China Merchants Holdings International Company, Ltd.	109,895
401,000	China Mobile, Ltd.	4,167,052
45,600	Dah Sing Financial Holdings, Ltd.	283,664
2,414,050	Guangzhou Automobile Group Company, Ltd.	2,862,034
393,000	Hang Lung Group, Ltd.	2,078,979
468,300	Hutchison Whampoa, Ltd.	5,835,332
137,000	Luk Fook Holdings International, Ltd.	489,085
42,000	Man Wah Holdings, Ltd.	72,386
2,205,433	New World Development Company, Ltd.	3,051,010
27,567	NW Hotel Investments Company, Ltd.[a,d]	0
148,000	Sinotruk Hong Kong, Ltd.	77,501
150,500	Swire Pacific, Ltd., Class A	1,739,404
270,000	Swire Pacific, Ltd., Class B	608,483
166,950	Swire Properties, Ltd.	452,204
20,800	VTech Holdings, Ltd.	298,627
47,000	Weichai Power Company, Ltd.	188,123
217,000	Wheelock and Company, Ltd.	1,107,420
18,000	Wing Hang Bank, Ltd.	256,442

	Total	26,584,193

Hungary (0.2%)
90,010	Richter Gedeon Nyrt	1,711,571

	Total	1,711,571

India (1.5%)
22,800	GlaxoSmithKline Pharmaceuticals, Ltd.	901,589
9,500	Grasim Industries, Ltd.	435,369
40,779	Hero Motocorp, Ltd.	1,378,032
140,000	Hindustan Unilever, Ltd.	1,387,886
183,191	Housing Development Finance Corporation	2,545,496
65,000	ICICI Bank, Ltd.	1,178,037
53,800	Infosys, Ltd.	2,875,046
1,269	Infosys, Ltd. ADR	67,333
218,864	ITC, Ltd.	1,191,250
6,208	Reliance Industries, Ltd. GDR[e]	185,046
31,428	Ultra Tech Cement, Ltd.	1,004,740

	Total	13,149,824

Indonesia (0.4%)
234,000	AKR Corporindo Tbk PTc	100,567
210,500	Bank Rakyat Indonesia Persero Tbk PT	147,735
76,500	Indo Tambangraya Megah Tbk PT	202,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Indonesia (0.4%) - continued
4,126,000	PT Astra International Tbk	$2,432,643
166,000	United Tractors Tbk PT	257,645
424,000	Vale Indonesia Tbk PT	92,856

	Total	3,234,288

Ireland (0.4%)
83,828	Beazley plc	307,285
5,593	FBD Holdings plc	120,743
11,092	Grafton Group plc	105,353
29,208	Ryanair Holdings plc ADR	1,466,533
71,675	Smurfit Kappa Group plc	1,735,010

	Total	3,734,924

Israel (0.1%)
69,367	Mizrahi Tefahot Bank, Ltd.	813,112

	Total	813,112

Italy (3.0%)
20,628	Ansaldo STS SPA	218,892
114,275	Assicurazioni Generali SPA	2,671,645
73,558	Azimut Holding SPA	1,865,967
64,934	Banca Generali SPA	1,695,128
4,320	Banca IFIS SPA	64,845
1,201,392	Banca Popolare di Milano SCRL[a]	802,535
6,341	Brunello Cucinelli SPA	197,635
229,125	Eni SPA	5,816,806
7,322	I.M.A. Industria Macchine Automatiche SPA	250,923
3,255,075	Intesa Sanpaolo SPA	8,075,464
460,086	Mediaset SPA[a]	2,297,535
53,874	Recordati SPA	707,665
1,505	Reply SPA	97,880
17,316	Sogefi SPA	98,476
47,619	Unipol Gruppo Finanziario SPA	213,687
2,954	Yoox SPA[a]	106,269

	Total	25,181,352

Japan (15.9%)
10,000	77 Bank, Ltd.	49,459
65,700	Aderans Company, Ltd.	804,906
31,000	Aichi Steel Corporation	158,901
7,100	Aisan Industry Company, Ltd.	71,523
37,700	Aoyama Trading Company, Ltd.	961,262
68,200	Asics Corporation	1,202,408
22,700	Avex Group Holdings, Inc.	575,208
146,475	Bridgestone Corporation	5,021,561
5,900	CKD Corporation	54,770
12,600	Cookpad, Inc.	404,363
9,000	Daido Metal Company, Ltd.	94,412
26,000	Daifuku Company, Ltd.	334,344
2,200	Daikoku Denki Co., Ltd.	48,245
693,264	Daiwa Securities Group, Inc.	6,332,119
247,600	DMG Mori Seiki Company, Ltd.	4,016,570
27,300	East Japan Railway Company	2,371,570
187,000	Ebara Corporation	1,005,374
54,000	EDION Corporation	270,320
33,500	Electric Power Development Company, Ltd.	1,070,588
46,100	Fancl Corporation	548,229
3,100	Fields Corporation	54,928
107,000	Fuji Heavy Industries, Ltd.	2,925,544
6,500	Fuji Machine Manufacturing Company, Ltd.	58,547
182,000	Furukawa Company, Ltd.	379,428
10,700	Futaba Industrial Company, Ltd.[a]	39,866
27	Global One Real Estate Investment Corporation	159,118
65,300	GMO Internet, Inc.	742,335
5,000	GNI Group, Ltd.[a]	23,547
170,000	Godo Steel, Ltd.	312,529
87,300	Gulliver International Company, Ltd.	520,525
15	Hankyu REIT, Inc.	86,344
13,000	Heiwa Real Estate Company, Ltd.	235,464
87,000	Hino Motors, Ltd.	1,229,272
8,900	Hitachi Capital Corporation	239,368
278,000	Hitachi, Ltd.	1,944,640
2,300	IBJ Leasing Company, Ltd.	64,764
40,300	Iino Kaiun Kaisha, Ltd.	265,404
357	Ikyu Corporation	548,488
49	Industrial & Infrastructure Fund Investment Corporation	453,374
11,000	Jaccs Company, Ltd.	52,556
2,400	Jafco Company, Ltd.	120,361
82	Japan Rental Housing Investments, Inc.	59,793
15,200	Japan Securities Finance Company, Ltd.	111,482
105,600	Japan Tobacco, Inc.	3,820,996
64,000	Japan Vilene Company, Ltd.	369,288
93,100	JTEKT Corporation	1,195,243
50,100	Kakaku.com, Inc.	969,001
106,000	Kandenko Company, Ltd.	669,790
393,000	Kawasaki Kisen Kaisha, Ltd.	900,924
48,900	KDDI Corporation	2,648,252
165,800	Kenedix, Inc.[a]	856,690
4,600	Komori Corporation	72,335
31,000	Kurimoto, Ltd.	88,351
143,000	KYB Company, Ltd.	828,019
11,700	Kyoei Steel, Ltd.	242,120
9,300	Kyoritsu Maintenance Company, Ltd.	357,950
112,025	LIXIL Group Corporation[c]	2,629,527
7,000	Maeda Corporation	50,364
29,000	Maeda Road Construction Company, Ltd.	515,648
158,000	Marubeni Corporation	1,237,052
1,300	Maruwa Company, Ltd.	47,192
32,900	Matsumotokiyoshi Holdings Company, Ltd.	1,110,124
43	MID Reit, Inc.	99,159
7,000	Mito Securities Company, Ltd.	33,614
59,600	Mitsubishi Corporation	1,205,772
181,100	Mitsubishi UFJ Financial Group, Inc.	1,153,293
387,000	Mitsui Engineering & Shipbuilding Company, Ltd.	759,673
54,000	Mitsui Fudosan Company, Ltd.	1,788,799
400	Mochida Pharmaceutical Company, Ltd.	25,318
21,500	MonotaRO Company, Ltd.	505,442
287,757	MS and AD Insurance Group Holdings, Inc.	7,440,636
64,800	Namco Bandai Holdings, Inc.	1,221,506
4,800	NEC Capital Solutions, Ltd.	118,963
5,000	Neturen Company, Ltd.	44,101
106,000	Nikkiso Company, Ltd.	1,311,374
49,000	NIPPO Corporation	919,287
58,900	Nippon Paper Industries Company, Ltd.	938,513
2,088,000	Nippon Sheet Glass Company[a]	2,708,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Japan (15.9%) - continued
11,400	Nippon Telegraph & Telephone Corporation	$592,576
464,000	Nippon Yusen Kabushiki Kaisha	1,417,751
560,750	Nissan Motor Company, Ltd.	5,630,638
10,200	Nissha Printing Company, Ltd.[a]	166,691
17,100	Nisshin Steel Holdings Company, Ltd.	228,010
9,000	Nisshinbo Holdings, Inc.	79,490
19,000	Nissin Electric Company, Ltd.	120,864
71,000	NS United Kaiun Kaisha, Ltd.[a]	215,334
132,000	NSK, Ltd.	1,410,068
31,000	Okuma Corporation	261,867
35,000	Omron Corporation	1,335,643
27,602	Pigeon Corporation	1,424,075
26,300	Relo Holdings, Inc.	1,219,361
2,200	Ryoyo Electro Corporation	20,157
82,000	Sanden Corporation	331,778
60,000	Sanyo Special Steel Company, Ltd.	323,557
59,700	Seiko Epson Corporation	974,518
89,000	Sekisui House, Ltd.	1,277,494
24,100	Shinko Electric Industries Company, Ltd.	214,848
58,400	Softbank Corporation	4,361,249
2,900	Start Today Company, Ltd.	80,852
37,000	Sumitomo Bakelite Company, Ltd	133,417
462,650	Sumitomo Corporation	6,020,607
26,100	Sumitomo Mitsui Financial Group, Inc.	1,261,567
1,408,250	Sumitomo Mitsui Trust Holdings, Inc.	6,955,472
28,000	Sumitomo Realty & Development Company, Ltd.	1,324,860
98,000	Tadano, Ltd.	1,347,625
17,000	Taikisha, Ltd.	395,163
2,500	Taiyo Yuden Company, Ltd.	32,045
8,900	Takata Corporation	224,475
40,900	Tatsuta Electric Wire and Cable Company, Ltd.	288,781
9,000	Toei Company, Ltd.	54,130
1,250	Token Corporation	66,398
61,800	Tokio Marine Holdings, Inc.	2,026,080
16,400	Tokyo Seimitsu Company, Ltd.	313,144
181,000	Tokyotokeiba Company, Ltd.	737,610
72,200	Totetsu Kogyo Company, Ltd.	1,626,104
122,000	Toyo Kanetsu KK	358,787
31,000	Toyo Suisan Kaisha, Ltd.	985,894
136,500	Toyota Motor Corporation	8,850,412
21,900	TPR Company, Ltd.	416,247
23,000	Tsubakimoto Chain Company	152,373
72,100	Tsukui Corporation	799,118
17,900	Tsuruha Holdings, Inc.	1,625,120
17,600	ULVAC, Inc.[a]	179,979
8,800	Unipres Corporation	177,568
12,700	Universal Entertainment Corporation	252,916
38,000	Zenkoku Hosho Company, Ltd.	1,635,403
17,900	ZUIKO Corporation	1,171,198

	Total	136,005,493

Jersey (0.9%)
362,850	WPP plc	7,707,330

	Total	7,707,330

Luxembourg (0.5%)
50,501	APERAM	862,792
15,313	AZ Electronic Materials SA	70,348
12,552	Oriflame Cosmetics SA	396,104
59,000	Tenaris SA ADR	2,761,790
15,286	Ternium SA ADR	398,659

	Total	4,489,693

Malaysia (0.2%)
251,589	CIMB Group Holdings Berhad	598,034
71,300	Genting Berhad	236,718
33,108	Malayan Banking Berhad	102,622
135,500	Public Bank Berhad	786,614

	Total	1,723,988

Mexico (1.0%)
565,300	America Movil SAB de CV	605,280
168,000	Consorcio ARA SAB de CVa	65,540
28,000	Fomento Economico Mexicano SAB de CV ADR	2,612,400
11,100	Grupo Aeroportuario del Sureste SAB de CV ADR	1,321,011
437,813	Grupo Financiero Banorte SAB de CV ADR	2,802,593
271,000	Organizacion Soriana SAB de CVa	876,938

	Total	8,283,762

Netherlands (2.8%)
1,121,000	Aegon NV	8,919,698
65,871	Arcelor Mittal	1,037,514
19,984	ASM International NV	656,409
68,754	BE Semiconductor Industries NV	747,113
55,446	European Aeronautic Defence and Space Company	3,799,428
89,150	Koninklijke DSM NV	6,739,104
83,368	TomTom NVa	643,712
23,421	Unilever NV	928,540
36,612	USG People NV	483,981

	Total	23,955,499

New Zealand (<0.1%)
93,645	Fisher & Paykel Healthcare Corporation, Ltd.	284,652

	Total	284,652

Norway (0.6%)
13,332	Algeta ASA[a]	529,647
777,422	BW Offshore, Ltd.	1,063,964
63,814	DnB ASA	1,131,200
12,293	Norwegian Air Shuttle ASA[a]	504,672
26,274	Tomra Systems ASA	241,641
36,663	Yara International ASA	1,578,978

	Total	5,050,102

Panama (<0.1%)
391	Copa Holdings SA	58,470

	Total	58,470

Peru (<0.1%)
6,912	Cia de Minas Buenaventura SA ADR	100,224

	Total	100,224

Philippines (0.4%)
2,575,500	Ayala Land, Inc.	1,753,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Philippines (0.4%) - continued
675,966	Bank of the Philippine Islands	$1,564,185

	Total	3,317,510

Poland (0.4%)
5,603	Bank Handlowy w Warszawie SA	215,348
43,093	Bank Pekao SA	2,698,143
8,208	Grupa Lotos SAa	100,125
55,364	Telekomunikacja Polska SA	179,373

	Total	3,192,989

Portugal (0.7%)
3,917,175	Banco Espirito Santo SAa	5,147,098
69,488	Mota - Engil, SGPS SA	318,492
53,948	Semapa - Sociedade de Investimento e Gestao, SGPS SA	529,511
42,301	Sonaecom- SGPS SA	137,161

	Total	6,132,262

Russia (0.6%)
21,194	Gazprom OAO ADR	197,740
45,500	Lukoil ADR	2,979,971
4,800	Magnit OJSC[d]	1,292,365
26,032	Novolipetsk Steel OJSC GDR	443,553
6,294	Phosagro OAO	63,415
23,077	Sberbank of Russia GDR	294,287

	Total	5,271,331

Singapore (1.3%)
502,800	ARA Asset Management, Ltd.	743,353
153,000	DBS Group Holdings, Ltd.	2,062,665
717,000	Ezion Holdings, Ltd.	1,290,501
540,785	Keppel Corporation, Ltd.	4,719,058
17,000	M1, Ltd.	46,586
346,000	Osim International, Ltd.	587,542
164,000	Raffles Medical Group, Ltd.	421,125
259,000	Super Group, Ltd.	875,735

	Total	10,746,565

South Africa (0.5%)
8,343	AngloGold Ashanti, Ltd. ADR	125,979
16,256	Barclays Africa Group	251,077
13,982	Impala Platinum Holdings, Ltd.	169,835
67,890	Massmart Holdings, Ltd.	1,088,454
16,933	MTN Group, Ltd.	336,580
20,174	PPC, Ltd.	63,805
17,994	Reunert, Ltd.	126,368
19,922	Sappi, Ltd.[a]	58,662
214,000	Truworths International, Ltd.	2,045,130

	Total	4,265,890

South Korea (2.5%)
6,003	E-Mart Company, Ltd.	1,436,495
1,153	Hyundai Department Store Company, Ltd.	183,596
2,212	Hyundai Heavy Industries Company, Ltd.	528,220
1,420	Hyundai Mobis	400,554
2,784	Hyundai Motor Company	663,271
5,280	Kangwon Land, Inc.	145,099
1,042	LG Chem, Ltd.	293,930
17,050	POSCO	5,090,126
5,288	POSCO ADR	393,744
6,018	Samsung Electronics Company, Ltd.	5,829,393
2,810	Samsung Heavy Industries Company, Ltd.	103,035
13,480	Shinhan Financial Group Company, Ltd.	587,777
817	Shinsegae Company, Ltd.	205,683
4,830	SK Telecom Company, Ltd.	1,052,555
179,376	SK Telecom Company, Ltd. ADR[b]	4,391,124

	Total	21,304,602

Spain (1.9%)
57,114	Atresmedia Corporacion de Medios de Comunicacion SA	954,204
488,080	Banco Popular Espanol SAa	2,768,583
174,170	Bankinter SA	1,061,940
41,920	Ebro Foods SA	945,619
81,089	Ence Energia y Celulosa SA	325,670
100,517	Gamesa Corporacion Tecnologia SAa	970,705
50,019	Gas Natural SDG SA	1,179,761
13,220	Grupo Catalana Occidente SA	447,260
1,071,687	Iberdrola SA	6,726,844
11,440	Mediaset Espana Comunicacion SAa	139,618
12,437	Papeles y Cartones de Europa SA	66,683
81,877	Tubacex SA	315,216
35,308	Zeltia SAa	121,646

	Total	16,023,749

Sweden (1.4%)
32,156	Haldex AB	232,880
4,648	ICA Gruppen ABa	140,474
46,497	Intrum Justitia AB	1,236,326
61,833	Investor AB	1,982,502
28,927	Loomis AB	693,403
14,695	Medivir ABa	192,757
31,982	NCC AB	983,744
2,133	Net Entertainment NE ABa	41,275
69,265	Nordea Bank AB	886,004
190,497	Skandinaviska Enskilda Banken AB	2,304,073
86,586	Svenska Cellulosa AB SCA	2,454,817
41,194	Swedbank AB	1,072,129

	Total	12,220,384

Switzerland (8.1%)
33,416	Actelion, Ltd.[a]	2,585,416
79,800	Adecco SAa	5,884,753
1,324	AFG Arbonia-Forster-Holding AGa	45,892
3,517	Ascom Holding AGa	51,871
294	Autoneum Holding AGa	39,143
455	Basilea Pharmaceutica AGa	49,553
6,153	Bucher Industries AG	1,703,952
37,837	Compagnie Financiere Richemont SA	3,868,823
196,853	Credit Suisse Group AGa	6,123,696
73,611	Ferrexpo plc	213,753
152	Forbo Holding AGa	119,188
57,295	GAM Holding AGa	1,070,607
514	Georg Fischer AGa	354,068
3,333	Givaudan SAa	4,726,822
341,531	Glencore Xstrata plc[a]	1,858,701
65,595	Holcim, Ltd.[a]	4,878,924
17,556	Implenia AGa	1,182,302
3,091	Kuoni Reisen Holding AGa	1,306,551
112,534	Nestle SA	8,123,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
Switzerland (8.1%) - continued
114,038	Novartis AG	$8,851,925
5,608	Panalpina Welttransport Holding AG	838,126
54,313	Roche Holding AG	15,019,469
3,167	U-Blox AGa	285,731
10	Vetropack Holding AG	19,970
2,077	Vontobel Holding AG	83,136

	Total	69,285,521

Taiwan (0.7%)
115,000	Advanced Semiconductor Engineering, Inc.	113,235
49,000	Chipbond Technology Corporation	99,017
394,000	Compal Electronics, Inc.	308,286
55,000	Novatek Microelectronics Corporation	217,879
314,100	Taiwan Mobile Company, Ltd.	1,071,362
1,108,362	Taiwan Semiconductor Manufacturing Company, Ltd.	4,084,940
8,000	TPK Holding Company, Ltd.	56,155

	Total	5,950,874

Thailand (2.1%)
355,800	Bangkok Bank pcl	2,361,593
34,500	Kasikornbank pcl	211,335
7,620,700	Krung Thai Bank pcl	4,984,364
266,000	PTT Exploration & Production pcl	1,439,300
447,750	PTT pcl	4,558,191
130,800	Siam Cement pcl	1,846,533
353,400	Siam Commercial Bank pcl	1,873,779
199,700	Thai Oil pcl	404,233

	Total	17,679,328

Turkey (0.6%)
516,258	Akbank TAS	2,017,857
70,796	BIM Birlesik Magazalar AS	1,481,187
376,000	Turkiye Garanti Bankasi AS	1,507,697
11,435	Turkiye Halk Bankasi A.S.	91,883

	Total	5,098,624

United Kingdom (12.0%)
128,733	African Minerals, Ltd.[a]	384,126
176,740	ARM Holdings plc	2,769,470
80,797	Ashmore Group plc	523,577
9,431	ASOS plc[a]	857,349
48,304	Associated British Foods plc	1,756,105
10,629	Avanti Communications Group plc[a]	37,579
78,932	Babcock International Group plc	1,614,095
1,301,174	BAE Systems plc	9,491,482
2,322	Bank of Georgia Holdings plc	73,413
91,646	Bellway plc	2,207,439
32,763	Berkeley Group Holdings plc	1,228,134
34,000	BHP Billiton plc	1,045,228
9,282	Big Yellow Group plc	69,548
686,242	Blinkx plc[a]	1,803,451
86,165	British American Tobacco plc	4,753,956
216,986	Britvic plc	2,174,487
133,752	Cable & Wireless Communications plc	100,346
20,624	Chemring Group plc	71,925
51,309	Chesnara plc	240,227
122,830	Cineworld Group plc	730,446
2,647	Clarkson plc	85,564
141,646	CSR plc	1,247,690
11,791	Daily Mail and General Trust plc	153,789
20,149	Diageo plc	642,304
94,880	easyJet plc	1,987,481
114,641	EnQuest plc[a]	245,100
19,134	Essentra plc	240,572
35,785	Fenner plc	229,274
3,936	Galliford Try plc	72,462
109,128	GlaxoSmithKline plc	2,876,895
2,400	Go-Ahead Group plc	64,695
29,223	Grainger plc	91,260
37,594	Halfords Group plc	254,622
205,792	Halma plc	1,807,596
3,129	Hikma Pharmaceuticals plc	60,196
311,508	Howden Joinery Group plc	1,611,030
94,500	HSBC Holdings plc ADR[b]	5,201,281
108,418	IG Group Holdings plc	1,065,541
133,644	Intermediate Capital Group plc	1,025,541
7,909	International Personal Finance plc	73,092
804,331	ITV plc	2,459,328
247,795	J Sainsbury plc	1,567,447
265,034	Jupiter Fund Management plc	1,694,701
12,019	Keller Group plc	202,543
33,186	Lancashire Holdings, Ltd.	432,072
1,144,497	Lloyds TSB Group plc[a]	1,415,523
67,603	London Stock Exchange Group plc	1,776,889
702,398	Man Group plc	999,675
34,087	Michael Page International plc	264,592
5,627	Micro Focus International plc	73,752
79,000	Mondi plc	1,410,630
119,547	Moneysupermarket.com Group plc	293,593
165,526	Monitise plc[a]	147,456
22,308	N Brown Group plc	187,468
15,188	Next plc	1,326,332
62,347	Ocado Group plc[a]	433,861
410,698	Pace plc	2,005,846
98,870	Persimmon plc[a]	2,001,758
256,277	Premier Foods plc[a]	618,431
177,584	Prudential plc	3,631,756
41,331	SABMiller plc	2,146,495
24,852	Shaftesbury plc	236,644
76,659	Shire plc	3,399,120
39,070	Spirax-Sarco Engineering plc	1,827,065
252,725	Spirent Communications plc	447,831
80,860	Sports Direct International plc[a]	908,719
103,854	Standard Chartered plc	2,493,554
40,238	Synergy Health plc	668,033
229,884	TalkTalk Telecom Group plc	984,079
683,288	Taylor Wimpey plc	1,205,580
74,337	Telecity Group plc	908,809
946,450	Tesco plc	5,520,819
125,560	TUI Travel plc	774,077
44,377	Unilever plc	1,799,549
11,450	Vesuvius plc	89,015
1,425,887	Vodafone Group plc	5,222,724

	Total	102,544,134

United States (0.2%)
12,601	iShares MSCI Emerging Markets Index Fund	535,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (89.1%)	Value
United States (0.2%) - continued
14,600	Yum! Brands, Inc.	$987,252

	Total	1,522,290

	Total Common Stock (cost $646,164,607)	760,265,273

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Angola (<0.1%)
	Republic of Angola Via Northern Lights III BV
250,000	7.000%, 8/16/2019	270,625

	Total	270,625

Argentina (0.2%)
	Arcos Dorados BV
193,000	7.500%, 10/1/2019[e]	196,378
	Argentina Government International Bond
312,797	7.820%, 12/31/2033[f]	294,106
166,159	8.280%, 12/31/2033	119,219
41,540	8.280%, 12/31/2033	29,078
1,070,000	0.000%, 12/15/2035	92,555
2,774,000	0.000%, 12/15/2035[f,g]	310,729
70,000	2.260%, 12/31/2038[f,h]	34,463
1,000,000	2.500%, 12/31/2038[h]	365,000

	Total	1,441,528

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
200,000	5.450%, 2/9/2017	213,700

	Total	213,700

Belarus (<0.1%)
	Belarus Government International Bond
216,000	8.750%, 8/3/2015	216,270

	Total	216,270

Belize (<0.1%)
	Belize Government International Bond
135,900	5.000%, 2/20/2038[h,i]	83,579

	Total	83,579

Bermuda (<0.1%)
	Bermuda Government International Bond
200,000	4.854%, 2/6/2024[e]	199,000

	Total	199,000

Brazil (0.6%)
	Banco do Estado do Rio Grande do Sul SA
460,000	7.375%, 2/2/2022[e]	474,950
	Brazil Government International Bond
566,000	6.000%, 8/15/2050[j]	611,513
210,000	4.875%, 1/22/2021	227,850
260,000	7.125%, 1/20/2037	312,000
340,000	11.000%, 8/17/2040	396,610
	Brazil Loan Trust 1
640,000	5.477%, 7/24/2023[e]	663,360
	Brazil Minas SPE via State of Minas Gerais
1,190,001	5.333%, 2/15/2028[e]	1,166,199
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[d,i,k]	0
	Marfrig Holdings Europe BV
200,000	11.250%, 9/20/2021[e]	198,750

	Total	4,051,232

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
200,000	5.692%, 4/5/2021[e]	219,329
200,000	5.692%, 4/5/2021	219,330

	Total	438,659

Cayman Islands (0.1%)
	Cementos Progreso Trust
200,000	7.125%, 11/6/2023[c,d,i]	196,506
	Dubai Holding Commercial Operations MTN, Ltd.
100,000	4.750%, 1/30/2014[f]	135,775
50,000	6.000%, 2/1/2017[l]	82,576
	Raizen Fuels Finance, Ltd.
330,000	9.500%, 8/15/2014	348,150
	Sun Hung Kai Properties Capital Market, Ltd.
220,000	4.500%, 2/14/2022	223,740

	Total	986,747

Chile (0.3%)
	AES Gener SA
280,000	5.250%, 8/15/2021	284,023
70,000	5.250%, 8/15/2021[e]	71,006
	Automotores Gildemeister SA
100,000	8.250%, 5/24/2021	91,500
	Banco de Credito e Inversiones
380,000	3.000%, 9/13/2017[e]	377,650
	Banco del Estado de Chile
100,000	4.125%, 10/7/2020[e]	102,675
290,000	4.125%, 10/7/2020	297,757
	Chile Government International Bond
380,000	3.250%, 9/14/2021	385,225
450,000	3.625%, 10/30/2042	379,125
	E-CL SA
120,000	5.625%, 1/15/2021[e]	125,780
	Empresa Nacional de Telecomunicaciones SA
540,000	4.875%, 10/30/2024[e]	540,073
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	172,951

	Total	2,827,765

China (0.2%)
	CNOOC Curtis Funding
720,000	4.500%, 10/3/2023[e]	736,560
	Evergrande Real Estate Group, Ltd.
200,000	8.750%, 10/30/2018[e]	202,240
	Sinopec Group Overseas Development 2013, Ltd.
810,000	4.375%, 10/17/2023[e]	812,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.4%)	Value
China (0.2%) - continued
	Sparkle Assets, Ltd.
$200,000	6.875%, 1/30/2020	$190,327

	Total	1,941,817

Colombia (0.6%)
	Banco de Bogota SA
400,000	5.000%, 1/15/2017	421,400
	Bancolombia SA
130,000	6.125%, 7/26/2020	137,150
100,000	5.950%, 6/3/2021	105,600
	Colombia Government International Bond
20,000	8.250%, 12/22/2014	21,550
450,000	7.375%, 1/27/2017	525,825
540,000	7.375%, 3/18/2019	660,149
290,000	2.625%, 3/15/2023	262,305
250,000	4.000%, 2/26/2024	249,375
400,000	7.375%, 9/18/2037	516,000
520,000	6.125%, 1/18/2041	588,900
	Ecopetrol SA
100,000	5.875%, 9/18/2023	108,550
70,000	7.375%, 9/18/2043	80,238
	Empresa de Energia de Bogota SA
320,000	6.125%, 11/10/2021[e]	336,000
	Empresas Publicas de Medellin ESP
100,000	7.625%, 7/29/2019	119,000
	Pacific Rubiales Energy Corporation
230,000	5.125%, 3/28/2023[e]	220,225
	Transportadora de Gas del Internacional SA ESP
200,000	5.700%, 3/20/2022[e]	208,500

	Total	4,560,767

Costa Rica (0.4%)
	Banco de Costa Rica
220,000	5.250%, 8/12/2018[e]	222,200
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[c,e]	218,350
480,000	6.250%, 11/1/2023[c,e]	477,600
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	39,000
510,000	4.250%, 1/26/2023[e]	484,500
210,000	4.250%, 1/26/2023	199,500
410,000	4.375%, 4/30/2025	377,200
400,000	5.625%, 4/30/2043	355,000
410,000	5.625%, 4/30/2043[e]	363,875

	Total	2,737,225

Croatia (0.1%)
	Croatia Government International Bond
430,000	6.375%, 3/24/2021	456,338
210,000	5.500%, 4/4/2023	208,425

	Total	664,763

Dominican Republic (0.3%)
	Dominican Republic Government International Bond
118,041	9.040%, 1/23/2018	129,669
840,000	7.500%, 5/6/2021	929,460
1,400,000	14.500%, 2/10/2023[m]	33,130
580,000	6.600%, 1/28/2024[e]	599,720
110,000	5.875%, 4/18/2024	108,185
410,000	5.875%, 4/18/2024[e]	403,235
290,000	8.625%, 4/20/2027	325,235
9,200,000	18.500%, 2/4/2028[i,m]	249,427
400,000	18.500%, 2/4/2028[m]	10,845

	Total	2,788,906

Egypt (<0.1%)
	Egypt Government International Bond
450,000	5.750%, 4/29/2020	414,000

	Total	414,000

Gabon (0.1%)
	Gabon Government International Bond
425,000	8.200%, 12/12/2017	494,063

	Total	494,063

Ghana (<0.1%)
	Ghana Government International Bond
190,000	8.500%, 10/4/2017	207,575

	Total	207,575

Guatemala (<0.1%)
	Guatemala Government International Bond
190,000	5.750%, 6/6/2022[e]	201,590
210,000	4.875%, 2/13/2028[e]	197,820

	Total	399,410

Honduras (0.1%)
	Honduras Government International Bond
570,000	7.500%, 3/15/2024[e]	507,300

	Total	507,300

Hong Kong (<0.1%)
	Metropolitan Light International, Ltd.
200,000	5.250%, 1/17/2018	199,760

	Total	199,760

Hungary (<0.1%)
	Hungary Government International Bond
190,000	4.375%, 7/4/2017[f]	263,105

	Total	263,105

Indonesia (0.6%)
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	101,250
1,700,000	11.625%, 3/4/2019	2,324,749
590,000	8.500%, 10/12/2035	764,050
280,000	6.625%, 2/17/2037	305,200
260,000	7.750%, 1/17/2038	316,875
	PT Pertamina Persero
570,000	5.625%, 5/20/2043[e]	478,800

	Total	4,290,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Iraq (0.1%)
	Iraq Government International Bond
$500,000	5.800%, 1/15/2028	$435,000

	Total	435,000

Ireland (0.1%)
	MTS International Funding, Ltd.
320,000	8.625%, 6/22/2020	385,600
	Sibur Securities, Ltd.
280,000	3.914%, 1/31/2018[e]	273,700
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
170,000	9.125%, 4/30/2018	198,475

	Total	857,775

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
1,328,000	7.100%, 12/31/2032[h]	1,195,466

	Total	1,195,466

Kazakhstan (0.2%)
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
100,000	6.250%, 5/20/2015	105,500
	KazMunayGas National Company
240,000	11.750%, 1/23/2015	268,200
200,000	6.375%, 4/9/2021[e]	221,750
1,240,000	5.750%, 4/30/2043[i]	1,125,176

	Total	1,720,626

Luxembourg (0.2%)
	Millicom International Cellular SA
390,000	4.750%, 5/22/2020[e]	365,625
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022	202,000
	TNK-BP Finance SA
490,000	7.875%, 3/13/2018	569,012
223,000	7.250%, 2/2/2020	254,778
	Wind Acquisition Holdings Finance SA
80,000	12.250%, 7/15/2017[f]	109,707

	Total	1,501,122

Malaysia (<0.1%)
	Wakala Global Sukuk Bhd
360,000	4.646%, 7/6/2021	380,736

	Total	380,736

Mexico (0.6%)
	Grupo KUO SAB de CV
200,000	6.250%, 12/4/2022[e]	203,000
	Metalsa SA de CV
190,000	4.900%, 4/24/2023[e]	178,600
	Mexican Bonos
1,167,800	6.500%, 6/10/2021[n]	93,749
233,500	8.000%, 12/7/2023[n]	20,442
4,492,600	7.500%, 6/3/2027[n]	376,022
733,900	8.500%, 5/31/2029[n]	65,221
59,600	10.000%, 11/20/2036[n]	5,915
113,200	8.500%, 11/18/2038[n]	9,810
	Mexico Government International Bond
540,000	5.875%, 1/15/2014	545,400
10,000	6.625%, 3/3/2015	10,775
146,000	3.625%, 3/15/2022	148,190
160,000	4.000%, 10/2/2023	162,480
190,000	6.750%, 9/27/2034	232,750
436,000	6.050%, 1/11/2040	493,770
1,160,000	4.750%, 3/8/2044	1,087,499
60,000	5.750%, 10/12/2110	58,050
	Offshore Drilling Holding SA
250,000	8.375%, 9/20/2020[e]	265,625
	Pemex Project Funding Master Trust
280,000	6.625%, 6/15/2035	303,800
	Petroleos Mexicanos
200,000	5.500%, 1/21/2021	218,000
430,000	4.875%, 1/18/2024	438,600
47,000	6.500%, 6/2/2041	50,055

	Total	4,967,753

Netherlands (<0.1%)
	Ajecorp BV
150,000	6.500%, 5/14/2022	151,500
	Listrindo Capital BV
200,000	6.950%, 2/21/2019	209,000
	VimpelCom Holdings BV
200,000	7.504%, 3/1/2022[e]	214,500

	Total	575,000

Nigeria (0.1%)
	Nigeria Government International Bond
460,000	6.750%, 1/28/2021	507,150
200,000	6.375%, 7/12/2023	211,500
390,000	6.375%, 7/12/2023[e]	412,425

	Total	1,131,075

Pakistan (<0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	98,250
120,000	7.875%, 3/31/2036	99,600

	Total	197,850

Panama (0.2%)
	Panama Government International Bond
527,000	8.875%, 9/30/2027	730,554
230,000	9.375%, 4/1/2029	332,350
470,000	6.700%, 1/26/2036	555,775

	Total	1,618,679

Paraguay (0.1%)
	Banco Continental SAECA
150,000	8.875%, 10/15/2017[e]	159,750
	Paraguay Government International Bond
210,000	4.625%, 1/25/2023	198,450
300,000	4.625%, 1/25/2023[e]	283,500

	Total	641,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Peru (0.3%)
	Ajecorp BV
$150,000	6.500%, 5/14/2022[e]	$151,500
	Banco de Credito del Peru
160,000	6.125%, 4/24/2027[e]	167,200
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[e]	201,000
	Corporacion Lindley SA
40,000	6.750%, 11/23/2021	43,500
90,000	6.750%, 11/23/2021[e]	97,875
80,000	4.625%, 4/12/2023[e]	76,400
	Peru Government International Bond
380,000	5.625%, 11/18/2050	399,380
260,000	7.350%, 7/21/2025	335,140
445,000	8.750%, 11/21/2033	648,810
40,000	6.550%, 3/14/2037	47,660
	San Miguel Industrias Pet SA
150,000	7.750%, 11/6/2020[c,d,i]	150,000

	Total	2,318,465

Philippines (0.1%)
	Energy Development Corporation
200,000	6.500%, 1/20/2021	210,000
	Philippines Government International Bond
470,000	7.500%, 9/25/2024	601,600

	Total	811,600

Romania (<0.1%)
	Cable Communications Systems NV
100,000	7.500%, 11/1/2020[c,e,f]	139,333
	Romania Government International Bond
27,000	6.500%, 6/18/2018[f]	41,462
70,000	6.750%, 2/7/2022	80,850
160,000	6.750%, 2/7/2022[e]	184,800

	Total	446,445

Russia (0.7%)
	AHML Finance, Ltd.
5,700,000	7.750%, 2/13/2018[e,o]	174,304
	EDC Finance, Ltd.
200,000	4.875%, 4/17/2020[e]	198,500
	Gazprom Neft Capital SA
230,000	4.375%, 9/19/2022[e]	216,488
	Lukoil International Finance BV
200,000	4.563%, 4/24/2023[e]	191,250
	Phosagro OAO Via Phosagro Bond Funding, Ltd.
200,000	4.204%, 2/13/2018[e]	200,500
	Rosneft Oil Company via Rosneft International Finance, Ltd.
280,000	4.199%, 3/6/2022[e]	262,499
	Russian Government International Bond
1,000,000	3.500%, 1/16/2019[e]	1,026,460
100,000	5.000%, 4/29/2020	109,000
1,200,000	4.500%, 4/4/2022[e]	1,246,499
2,070,000	7.000%, 8/16/2023[c,o]	63,803
600,000	4.875%, 9/16/2023[e]	629,400
575,575	7.500%, 3/31/2030	684,963
200,000	5.875%, 9/16/2043[e]	212,500
	Uralkali OJSC
270,000	3.723%, 4/30/2018[e]	259,875

	Total	5,476,041

Slovenia (0.2%)
	Slovenia Government International Bond
480,000	5.500%, 10/26/2022	459,000
1,230,000	5.500%, 10/26/2022[e]	1,176,188
210,000	5.850%, 5/10/2023[e]	204,750

	Total	1,839,938

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
140,000	7.750%, 4/30/2014[f]	189,135
	South Africa Government International Bond
1,010,000	5.875%, 9/16/2025	1,077,115

	Total	1,266,250

Spain (<0.1%)
	BC Luxco 1 SA
150,000	7.375%, 1/29/2020	144,000

	Total	144,000

Sri Lanka (0.1%)
	National Savings Bank
240,000	8.875%, 9/18/2018[e]	253,800
	Sri Lanka Government Internation Bond
100,000	6.250%, 10/4/2020	101,375
210,000	6.250%, 7/27/2021	211,050

	Total	566,225

Supranational (0.1%)
	Corporacion Andina de Fomento
599,000	3.750%, 1/15/2016	626,689
424,000	4.375%, 6/15/2022	429,810

	Total	1,056,499

Turkey (0.2%)
	Coca-Cola Icecek AS
200,000	4.750%, 10/1/2018[e]	207,680
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	209,700
	Hazine Mustesarligi Varlik Kiralama AS
400,000	2.803%, 3/26/2018	382,500
200,000	4.557%, 10/10/2018[e]	203,940
	Turkey Government International Bond
230,000	5.625%, 3/30/2021	245,525
200,000	6.250%, 9/26/2022	220,500
100,000	7.375%, 2/5/2025	117,000
50,000	8.000%, 2/14/2034	61,830
80,000	6.875%, 3/17/2036	88,400
180,000	7.250%, 3/5/2038	207,000
260,000	6.000%, 1/14/2041	261,300
	Turkiye Vakiflar Bankasi Tao
260,000	3.750%, 4/15/2018[e]	247,650

	Total	2,453,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Ukraine (0.3%)
	State Export-Import Bank of Ukraine JSC Via Biz Finance plc
$200,000	8.750%, 1/22/2018	$167,500
	Ukraine Government International Bond
680,000	9.250%, 7/24/2017	650,250
240,000	8.375%, 11/3/2017	210,000
260,000	9.000%, 12/7/2017[e]	233,675
380,000	7.750%, 9/23/2020	343,900
270,000	7.950%, 2/23/2021[e]	244,688
400,000	7.800%, 11/28/2022	348,000
	Ukreximbank Via Biz Finance plc
160,000	8.375%, 4/27/2015	147,200

	Total	2,345,213

United Arab Emirates (0.2%)
	ADCB Finance Cayman, Ltd.
300,000	4.500%, 3/6/2023	294,750
	Dolphin Energy, Ltd.
170,712	5.888%, 6/15/2019	188,295
210,000	5.500%, 12/15/2021	232,838
	Ruwais Power Company
360,000	6.000%, 8/31/2036[e]	380,284

	Total	1,096,167

United States (0.1%)
	HSBC Bank USA NA/New York
600,000	17.276%, 8/15/2040[d,p]	647,975
	HSBC USA, Inc.
901,000	10.000%, 1/5/2017[d,q]	400,632
	U.S. Treasury Bonds
200,000	3.625%, 8/15/2043	199,750

	Total	1,248,357

Uruguay (0.2%)
	Uruguay Government International Bond
683,764	4.500%, 8/14/2024	705,986
707,000	7.625%, 3/21/2036	906,728

	Total	1,612,714

Venezuela (0.3%)
	Petroleos de Venezuela SA
718,400	5.250%, 4/12/2017	576,516
370,000	9.000%, 11/17/2021	303,400
270,000	5.375%, 4/12/2027	166,050
10,000	5.500%, 4/12/2037	5,875
	Venezuela Government International Bond
50,000	13.625%, 8/15/2018	51,625
170,000	6.000%, 12/9/2020	124,100
580,000	9.000%, 5/7/2023	471,250
190,000	8.250%, 10/13/2024	144,875
100,000	7.650%, 4/21/2025	73,150
1,030,000	11.950%, 8/5/2031	952,749

	Total	2,869,590

Vietnam (<0.1%)
	Vietnam Government International Bond
220,000	6.875%, 1/15/2016	237,600

	Total	237,600

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
20,000	6.750%, 2/9/2022	20,600
150,000	6.750%, 2/9/2022[e]	154,500

	Total	175,100

Zambia (0.1%)
	Zambia Government International Bond
210,000	5.375%, 9/20/2022[e]	189,525
600,000	5.375%, 9/20/2022	541,500

	Total	731,025

	Total Long-Term Fixed Income (cost $73,244,184)	72,115,756

Shares	Preferred Stock (0.4%)	Value
Brazil (0.4%)
159,000	Petroleo Brasileiro SA ADR	2,887,440
24,800	Vale SA	363,553

	Total	3,250,993

	Total Preferred Stock (cost $4,412,799)	3,250,993

Shares	Collateral Held for Securities Loaned (1.6%)	Value
13,655,850	Thrivent Cash Management Trust	13,655,850

	Total Collateral Held for Securities Loaned (cost $13,655,850)	13,655,850

Shares or Principal Amount	Short-Term Investments (1.6%)	Value
	Federal Home Loan Bank Discount Notes
200,000	0.093%, 11/22/2013[r,s]	199,989
100,000	0.110%, 12/4/2013[r,s]	99,990
	Thrivent Cash Management Trust
13,243,347	0.070%	13,243,347

	Total Short-Term Investments (at amortized cost)	13,543,326

	Total Investments (cost $751,020,766) 101.1%	$862,831,198

	Other Assets and Liabilities, Net (1.1%)	(9,695,958)

	Total Net Assets 100.0%	$853,135,240

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Security is fair valued.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $22,902,939 or 2.7% of total net assets.

f	Principal amount is displayed in Euros.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2013.
i

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
Belize Government International Bond	3/20/2013	$99,244
Cementos Progreso Trust	10/30/2013	$196,506
Dominican Republic Government International Bond	3/7/2013	$265,794
Independencia International, Ltd.	3/29/2010	$100,627
KazMunayGas National Company	4/24/2013	$1,234,615
San Miguel Industrias Pet SA	10/30/2013	$150,000

j	Principal amount is displayed in Brazilian Real.
k	Defaulted security. Interest is not being accrued.
l	Principal amount is displayed in British Pounds.
m	Principal amount is displayed in Dominican Republic Pesos.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in Russian Rubles.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
q	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
r	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
s	At October 31, 2013, $299,979 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REIT		Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$131,225,359
Gross unrealized depreciation	(21,486,710)

Net unrealized appreciation (depreciation)	$109,738,649

Cost for federal income tax purposes	$753,092,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	1,249,860	–	1,249,860	–
Consumer Discretionary	119,758,299	987,252	118,771,047	–
Consumer Staples	68,412,064	2,612,400	64,507,299	1,292,365
Energy	58,315,802	10,443,583	47,872,219	–
Financials	181,149,642	11,069,651	170,079,991	–
Health Care	47,042,114	–	47,042,114	–
Industrials^	145,483,716	2,846,014	142,637,702	0
Information Technology	46,450,707	67,333	46,383,374	–
Materials	62,782,094	4,121,792	58,660,302	–
Telecommunications Services	27,136,327	4,391,124	22,745,203	–
Utilities	2,484,648	–	2,484,648	–

Long-Term Fixed Income
Basic Materials	633,326	–	633,326	–
Capital Goods	743,087	–	743,087	–
Communications Services	2,155,313	–	2,155,313	–
Consumer Cyclical	799,613	–	799,613	–
Consumer Non-Cyclical^	1,450,455	–	1,450,455	0
Energy	9,147,405	–	9,147,405	–
Financials	6,788,508	–	5,739,901	1,048,607
Foreign Government	47,876,782	–	47,583,380	293,402
U.S. Government and Agencies	638,350	–	638,350	–
Utilities	1,882,917	–	1,882,917	–

Preferred Stock
Energy	2,887,440	2,887,440	–	–
Materials	363,553	–	363,553	–
Collateral Held for Securities Loaned	13,655,850	13,655,850	–	–
Short-Term Investments	13,543,326	13,243,347	299,979	–

Total	$862,831,198	$66,325,786	$793,871,038	$2,634,374

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	26,816	26,816	–	–
Foreign Currency Forward Contracts	421,439	–	421,439	–

Total Asset Derivatives	$448,255	$26,816	$421,439	$–

Liability Derivatives
Futures Contracts	104,602	104,602	–	–
Foreign Currency Forward Contracts	346,746	–	346,746	–

Total Liability Derivatives	$451,348	$104,602	$346,746	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

^Level 3 security in this section is fair valued at <$1.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	14	December 2013	$3,074,992	$3,085,906	$10,914
5-Yr. U.S. Treasury Bond Futures	33	December 2013	4,009,192	4,015,687	6,495
10-Yr. U.S. Treasury Bond Futures	(16)	December 2013	(2,036,538)	(2,037,750)	(1,212)
30-Yr. U.S. Treasury Bond Futures	(40)	December 2013	(5,289,110)	(5,392,500)	(103,390)
Mini MSCI EAFE Index Futures	19	December 2013	1,780,451	1,781,535	1,084
Ultra Long Term U.S. Treasury Bond Futures	3	December 2013	423,958	432,281	8,323
Total Futures Contracts					($77,786)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	WBC	459,000	12/18/2013	$417,814	$432,291	$14,477
Australian Dollar	DB	84,000	11/1/2013	79,627	79,393	(234)
Australian Dollar	SSB	278,285	11/1/2013	264,329	263,022	(1,307)
Australian Dollar	DB	151,000	12/18/2013	140,196	142,213	2,017
Brazilian Real	HSBC	418,942	11/4/2013	192,043	186,843	(5,200)
Brazilian Real	UBS	221,000	11/4/2013	100,812	98,563	(2,249)
Brazilian Real	MSC	322,400	11/25/2013	147,000	143,108	(3,892)
Brazilian Real	RBS	328,189	11/29/2013	147,000	145,546	(1,454)
British Pound	SSB	115,220	11/1/2013	184,719	184,745	26
Chilean Peso	CSFB	71,730,720	11/25/2013	143,347	139,532	(3,815)
Chilean Peso	SB	73,806,000	11/19/2013	147,347	143,692	(3,655)
Chinese Yuan	BOA	3,274,853	12/18/2013	536,000	536,325	325
Chinese Yuan	SB	3,546,029	1/8/2014	581,000	580,351	(649)
Colombian Peso	CSFB	271,512,670	11/5/2013	143,000	143,420	420
Colombian Peso	SB	271,512,670	12/6/2013	143,798	143,076	(722)
Czech Republic Koruna	BOA	8,197,305	12/18/2013	432,160	431,814	(346)
Czech Republic Koruna	DB	2,702,709	12/18/2013	143,604	142,372	(1,232)
Danish Krone	DB	1,024,000	11/1/2013	188,740	186,411	(2,329)
Euro	BB	105,000	12/18/2013	139,883	142,559	2,676
Euro	BOA	891,350	12/18/2013	1,202,571	1,210,187	7,616
Euro	BNP	213,203	12/18/2013	287,697	289,467	1,770
Euro	DB	107,000	12/18/2013	147,601	145,274	(2,327)
Euro	BIO	171,697	11/5/2013	233,326	233,122	(204)
Euro	BIO	678,467	11/4/2013	931,773	921,193	(10,580)
Euro	WBC	102,750	11/4/2013	140,408	139,509	(899)
Euro	DB	579,000	11/1/2013 - 11/5/2013	785,752	786,139	387
Euro	SSB	989,348	11/1/2013	1,360,067	1,343,293	(16,774)
Euro	JPM	214,500	12/18/2013	291,795	291,227	(568)
Hungarian Forint	DB	62,859,010	12/18/2013	285,899	288,007	2,108
Hungarian Forint	BB	31,575,705	12/18/2013	139,430	144,673	5,243
Hungarian Forint	MSC	31,584,000	12/18/2013	139,467	144,711	5,244
Hungarian Forint	BOA	102,098,079	12/18/2013	465,038	467,791	2,753
Indonesian Rupiah	HSBC	578,532,901	11/19/2013	53,076	51,189	(1,887)
Indonesian Rupiah	SSB	31,434,909	11/1/2013	2,814	2,789	(25)
Indonesian Rupiah	SSB	22,673,984	11/4/2013	2,019	2,011	(8)
Indonesian Rupiah	SB	1,981,440,000	11/4/2013	172,000	175,678	3,678
Israeli Shekel	DB	1,504,710	12/18/2013	427,000	426,562	(438)
Japanese Yen	BIO	48,019,821	11/5/2013	488,934	488,354	(580)
Japanese Yen	BOA	27,813,198	12/18/2013	287,000	283,006	(3,994)
Japanese Yen	JPM	14,193,072	12/18/2013	144,000	144,418	418
Japanese Yen	SSB	195,377,360	11/1/2013	1,994,645	1,986,957	(7,688)
Japanese Yen	BNP	13,759,477	12/18/2013	141,480	140,006	(1,474)
Japanese Yen	SSB	13,979,179	12/18/2013	143,000	142,242	(758)
Malaysian Ringgit	BOA	464,704	11/29/2013	148,000	147,034	(966)
Malaysian Ringgit	DB	1,850,208	11/7/2013 - 11/29/2013	586,000	585,585	(415)
Malaysian Ringgit	CITI	458,158	11/7/2013	143,000	145,136	2,136
Malaysian Ringgit	WBC	459,455	12/13/2013	145,729	145,238	(491)
Malaysian Ringgit	SB	458,443	11/14/2013	143,089	145,171	2,082
Malaysian Ringgit	BB	917,598	11/8/2013 - 11/14/2013	289,879	290,614	735
Mexican Peso	DB	529,622	12/11/2013	40,899	40,466	(433)
Mexican Peso	RBC	1,843,061	12/18/2013	139,000	140,740	1,740
Mexican Peso	BB	1,814,513	12/18/2013	142,000	138,560	(3,440)
Mexican Peso	MSC	1,822,000	12/18/2013	143,018	139,132	(3,886)
Mexican Peso	UBS	9,565,106	12/18/2013	733,000	730,412	(2,588)
Mexican Peso	SSB	7,385,243	12/18/2013	566,000	563,952	(2,048)
Mexican Peso	CITI	7,696,453	12/18/2013	580,545	587,717	7,172
Mexican Peso	JPM	9,204,196	12/18/2013	706,000	702,852	(3,148)
New Taiwan Dollar	HSBC	8,429,521	12/6/2013	287,403	287,209	(194)
New Taiwan Dollar	DB	8,256,029	11/8/2013	281,152	281,078	(74)
New Taiwan Dollar	BB	8,429,521	11/4/2013	286,000	286,952	952
New Taiwan Dollar	SB	4,151,924	11/18/2013	141,390	141,394	4
Philippines Peso	DB	12,337,848	11/18/2013 - 11/25/2013	287,322	285,818	(1,504)
Philippines Peso	BNP	3,683,729	11/7/2013	85,311	85,279	(32)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Philippines Peso	SB	12,658,220	11/7/2013 - 12/6/2013	$294,288	$293,213	($1,075)
Philippines Peso	UBS	1,859,000	11/21/2013	43,152	43,064	(88)
Polish Zloty	SSB	894,345	12/18/2013	286,539	289,600	3,061
Polish Zloty	BB	488,962	12/18/2013	160,095	158,332	(1,763)
Polish Zloty	BOA	3,113,337	12/18/2013	994,920	1,008,137	13,217
Russian Ruble	CSFB	23,554,409	11/18/2013 - 11/29/2013	734,607	731,907	(2,700)
Russian Ruble	CITI	14,210,525	11/12/2013 - 11/14/2013	438,298	442,327	4,029
Russian Ruble	UBS	4,696,658	11/15/2013	144,313	146,145	1,832
Russian Ruble	DB	4,638,641	11/18/2013	142,670	144,280	1,610
Russian Ruble	HSBC	4,411,893	11/21/2013	136,102	137,171	1,069
Singapore Dollar	SB	177,787	12/18/2013	141,000	143,163	2,163
South African Rand	SB	1,393,619	12/18/2013	143,000	137,953	(5,047)
South African Rand	UBS	5,673,582	12/18/2013	568,000	561,622	(6,378)
South African Rand	BB	8,723,704	12/18/2013	868,000	863,551	(4,449)
South Korean Won	BOA	154,570,703	11/12/2013	145,000	145,655	655
South Korean Won	JPM	152,660,700	11/12/2013	142,911	143,855	944
Swedish Krona	SSB	307,183	11/1/2013	48,125	47,404	(721)
Swiss Franc	DB	96,000	11/1/2013	106,810	105,803	(1,007)
Thai Baht	DB	9,083,828	11/25/2013	292,000	291,596	(404)
Turkish Lira	JPM	288,608	12/18/2013	144,000	143,418	(582)
Turkish Lira	RBS	2,068,036	12/18/2013	1,034,303	1,027,669	(6,634)
Turkish Lira	BOA	566,469	12/18/2013	284,000	281,496	(2,504)
Turkish Lira	CITI	281,340	12/18/2013	142,000	139,807	(2,193)
Total Purchases				$27,848,081	$27,810,588	($37,493)

Sales
Australian Dollar	SSB	148,000	12/18/2013	$136,270	$139,388	($3,118)
Australian Dollar	WBC	462,000	12/18/2013	428,508	435,117	(6,609)
Brazilian Real	MSC	1,623,231	11/4/2013 - 12/2/2013	733,000	720,485	12,515
Brazilian Real	HSBC	418,942	1/17/2014	188,764	183,681	5,083
Brazilian Real	CSFB	567,385	1/17/2014	254,615	248,765	5,850
Brazilian Real	SSB	19,042	11/1/2013	8,638	8,500	138
Brazilian Real	CITI	623,465	1/17/2014	276,358	273,352	3,006
Brazilian Real	RBC	1,229,028	11/29/2013 - 1/17/2014	551,453	542,150	9,303
Brazilian Real	JPM	1,617,000	1/17/2014	715,328	708,958	6,370
Brazilian Real	RBS	18,304	11/1/2013 - 11/4/2013	8,337	8,171	166
Brazilian Real	UBS	954,477	11/4/2013 - 11/25/2013	435,000	424,564	10,436
British Pound	JPM	50,000	12/9/2013	80,619	80,136	483
British Pound	SSB	347,793	11/1/2013	557,579	557,656	(77)
Canadian Dollar	SSB	815,326	11/1/2013	778,682	781,974	(3,292)
Chinese Yuan	DB	6,825,496	12/18/2013 - 1/8/2014	1,104,519	1,117,651	(13,132)
Colombian Peso	BOA	271,512,670	12/6/2013	143,376	143,076	300
Colombian Peso	SB	271,512,670	11/5/2013	144,230	143,420	810
Czech Republic Koruna	BOA	2,756,823	12/18/2013	146,194	145,223	971
Czech Republic Koruna	BNP	5,473,013	12/18/2013	287,697	288,305	(608)
Czech Republic Koruna	JPM	2,762,213	12/18/2013	145,061	145,507	(446)
Czech Republic Koruna	SSB	5,427,000	12/18/2013	279,836	285,881	(6,045)
Euro	MSC	105,000	12/18/2013	139,467	142,559	(3,092)
Euro	CITI	305,000	12/18/2013	406,075	414,099	(8,024)
Euro	JPM	107,000	12/18/2013	144,117	145,274	(1,157)
Euro	BOA	211,000	12/18/2013	287,594	286,486	1,108
Euro	SSB	211,000	12/18/2013	286,539	286,475	64
Euro	BOA	982,917	12/18/2013	1,336,946	1,334,509	2,437
Euro	UBS	629,960	12/13/2013 - 12/18/2013	866,367	855,295	11,072
Euro	WBC	305,750	12/13/2013 - 12/18/2013	414,705	415,117	(412)
Euro	DB	317,000	12/18/2013	429,503	430,392	(889)
Euro	BB	222,000	12/18/2013	299,525	301,410	(1,885)
Hong Kong Dollar	RBS	64,065	11/1/2013	8,263	8,263	–
Hungarian Forint	DB	31,423,600	12/18/2013	147,601	143,976	3,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Hungarian Forint	JPM	133,748,959	12/18/2013	$587,507	$612,808	($25,301)
Indonesian Rupiah	BB	1,588,980,000	11/19/2013	142,000	140,593	1,407
Indonesian Rupiah	HSBC	578,532,901	11/4/2013	53,321	51,294	2,027
Indonesian Rupiah	DB	1,402,907,099	11/4/2013	121,569	124,385	(2,816)
Indonesian Rupiah	UBS	3,093,732,700	11/19/2013	284,000	273,733	10,267
Israeli Shekel	DB	517,247	12/18/2013	146,612	146,632	(20)
Israeli Shekel	MSC	987,463	12/18/2013	276,585	279,930	(3,345)
Japanese Yen	MSC	14,138,136	12/18/2013	143,018	143,859	(841)
Japanese Yen	CSFB	27,555,082	12/18/2013	278,000	280,380	(2,380)
Japanese Yen	SSB	174,169,674	11/1/2013	1,778,131	1,771,276	6,855
Japanese Yen	SSB	13,714,522	12/18/2013	137,000	139,549	(2,549)
Japanese Yen	HSBC	14,337,186	12/18/2013	145,000	145,884	(884)
Malaysian Ringgit	BB	457,403	11/7/2013	145,000	144,897	103
Malaysian Ringgit	WBC	459,455	11/7/2013	145,975	145,547	428
Mexican Peso	SSB	11,341,793	12/18/2013	863,000	866,084	(3,084)
Mexican Peso	MSC	5,650,938	12/18/2013	436,000	431,518	4,482
Mexican Peso	RBC	13,620,886	12/11/2013	1,054,330	1,040,716	13,614
Mexican Peso	CITI	1,718,795	12/18/2013	130,000	131,251	(1,251)
Mexican Peso	DB	3,767,860	12/18/2013	288,000	287,722	278
New Taiwan Dollar	HSBC	8,429,521	11/4/2013	286,816	286,952	(136)
Norwegian Krone	DB	3,354,000	11/1/2013 - 11/4/2013	568,352	563,409	4,943
Polish Zloty	RBS	22,313	11/4/2013	7,282	7,244	38
Polish Zloty	DB	878,630	12/18/2013	275,774	284,511	(8,737)
Polish Zloty	BOA	1,503,745	12/18/2013	626,099	486,931	139,168
Russian Ruble	CITI	10,298,526	11/12/2013 - 1/17/2014	317,972	318,639	(667)
Russian Ruble	CSFB	16,138,038	11/15/2013 - 1/17/2014	503,386	501,211	2,175
Singapore Dollar	SB	169,000	12/18/2013	132,404	136,087	(3,683)
South African Rand	HSBC	1,458,821	12/18/2013	148,000	144,408	3,592
South African Rand	UBS	8,670,492	12/18/2013	860,000	858,285	1,715
South African Rand	BB	5,661,592	12/18/2013	559,549	560,437	(888)
South Korean Won	CSFB	157,412,800	11/29/2013	148,000	148,242	(242)
South Korean Won	BB	155,512,800	11/12/2013	144,000	146,543	(2,543)
South Korean Won	DB	468,987,293	11/12/2013 - 11/29/2013	439,000	441,755	(2,755)
Turkish Lira	JPM	1,610,074	12/18/2013	781,083	800,095	(19,012)
Turkish Lira	DB	145,395	12/18/2013	71,500	72,251	(751)
Turkish Lira	MSC	590,633	12/18/2013	294,000	293,504	496
Turkish Lira	SB	871,858	12/18/2013	423,726	433,253	(9,527)
Turkish Lira	BB	577,344	12/18/2013	284,000	286,899	(2,899)
Turkish Lira	RBS	580,753	12/18/2013	285,000	288,594	(3,594)
Turkish Lira	CITI	292,692	12/18/2013	139,000	145,448	(6,448)
Total Sales				$26,620,757	$26,508,571	$112,186

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$74,693

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
BIO	-	Brown Brothers Harriman
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$25,732
Total Interest Rate Contracts		25,732

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,084
Total Equity Contracts		1,084

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	421,439
Total Foreign Exchange Contracts		421,439

Total Asset Derivatives		$448,255

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,602
Total Interest Rate Contracts		104,602

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	346,746
Total Foreign Exchange Contracts		346,746

Total Liability Derivatives		$451,348

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(172,692)

Total Interest Rate Contracts		(172,692)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	653,341

Total Equity Contracts		653,341

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	25,077

Total Foreign Exchange Contracts		25,077

Total		$505,726

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(71,678)
Total Interest Rate Contracts		(71,678)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,024
Total Equity Contracts		3,024

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	202,668
Total Foreign Exchange Contracts		202,668

Total		$134,014

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$2,694,610	0.3%	N/A	N/A
Interest Rate Contracts	16,773,772	2.1	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$78,521,430	10.0%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$4,431,715	$94,629,490	$85,405,355	13,655,850	$13,655,850	$113,247
Cash Management Trust-Short Term Investment	8,450,079	234,908,622	230,115,354	13,243,347	13,243,347	15,527
Total Value and Income Earned	12,881,794				26,899,197	128,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (19.1%)
51,541	Amazon.com, Inc.[a]	$18,762,470
17,350	AutoZone, Inc.[a]	7,541,872
314,100	Comcast Corporation	14,944,878
107,700	Home Depot, Inc.	8,388,753
182,100	Las Vegas Sands Corporation	12,787,062
162,400	NIKE, Inc.	12,303,424
297,150	Twenty-First Century Fox, Inc.	10,126,872

	Total	84,855,331

Consumer Staples (3.1%)
54,700	Anheuser-Busch InBev NV ADR	5,674,031
37,297	British American Tobacco plc ADR	4,120,945
52,500	Nestle SA	3,789,658

	Total	13,584,634

Energy (8.3%)
59,400	Consol Energy, Inc.	2,168,100
37,000	EOG Resources, Inc.	6,600,800
135,200	Marathon Oil Corporation	4,767,152
105,500	Schlumberger, Ltd.	9,887,460
825,400	Weatherford International, Ltd.[a]	13,569,576

	Total	36,993,088

Financials (9.5%)
165,950	Citigroup, Inc.	8,095,041
130,450	Credit Suisse Group ADR[a]	4,060,909
160,939	J.P. Morgan Chase & Company	8,294,796
16,200	MasterCard, Inc.	11,617,020
50,700	Visa, Inc.	9,971,169

	Total	42,038,935

Health Care (14.0%)
174,900	Covidien plc	11,212,839
190,000	Express Scripts Holding Company[a]	11,878,800
314,500	Gilead Sciences, Inc.[a]	22,326,355
49,600	Perrigo Company[b]	6,839,344
72,700	Shire Pharmaceuticals Group plc ADR	9,676,370

	Total	61,933,708

Industrials (10.6%)
64,900	Boeing Company	8,469,450
45,700	Fluor Corporation	3,391,854
151,500	Honeywell International, Inc.	13,139,595
222,800	Jacobs Engineering Group, Inc.[a]	13,550,696
57,200	Union Pacific Corporation	8,660,080

	Total	47,211,675

Information Technology (28.9%)
68,852	Apple, Inc.	35,964,842
75,765	Citrix Systems, Inc.[a]	4,301,937
275,900	EMC Corporation	6,640,913
336,600	Facebook, Inc.[a]	16,917,516
30,653	Google, Inc.[a]	31,590,369
104,600	NetApp, Inc.	4,059,526
262,850	QUALCOMM, Inc.	18,260,189
25,801	Salesforce.com, Inc.[a]	1,376,741
113,600	VMware, Inc.[a]	9,233,408

	Total	128,345,441

Materials (1.9%)
61,900	Monsanto Company	6,492,072
18,124	Southern Copper Corporation	506,566
59,500	Teck Resources, Ltd.	1,591,030

	Total	8,589,668

	Total Common Stock (cost $328,891,022)	423,552,480

Shares	Collateral Held for Securities Loaned (1.5%)	Value
6,510,000	Thrivent Cash Management Trust	6,510,000

	Total Collateral Held for Securities Loaned (cost $6,510,000)	6,510,000

Shares or Principal Amount	Short-Term Investments (4.1%)	Value
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.065%, 2/24/2014[c,d]	199,958
	Federal National Mortgage Association Discount Notes
500,000	0.075%, 2/12/2014[c,d]	499,893
	Thrivent Cash Management Trust
17,617,000	0.070%	17,617,000

	Total Short-Term Investments (at amortized cost)	18,316,851

	Total Investments (cost $353,717,873) 101.0%	$448,379,331

	Other Assets and Liabilities, Net (1.0%)	(4,523,453)

	Total Net Assets 100.0%	$443,855,878

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At October 31, 2013, $699,851 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$98,275,791
Gross unrealized depreciation	(3,622,381)

Net unrealized appreciation (depreciation)	$94,653,410

Cost for federal income tax purposes	$353,725,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	84,855,331	84,855,331	–	–
Consumer Staples	13,584,634	9,794,976	3,789,658	–
Energy	36,993,088	36,993,088	–	–
Financials	42,038,935	42,038,935	–	–
Health Care	61,933,708	61,933,708	–	–
Industrials	47,211,675	47,211,675	–	–
Information Technology	128,345,441	128,345,441	–	–
Materials	8,589,668	8,589,668	–	–
Collateral Held for Securities Loaned	6,510,000	6,510,000	–	–
Short-Term Investments	18,316,851	17,617,000	699,851	–

Total	$448,379,331	$443,889,822	$4,489,509	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	460,057	–	460,057	–

Total Asset Derivatives	$460,057	$–	$460,057	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	217	December 2013	$8,546,868	$9,006,925	$460,057
Total Futures Contracts					$460,057

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	460,057
Total Equity Contracts		460,057

Total Asset Derivatives		$460,057

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	8,706

Total Foreign Exchange Contracts		8,706

Total		$8,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	460,057
Total Equity Contracts		460,057

Total		$460,057

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$742,798	0.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$13,792	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$–	$36,744,114	$30,234,114	6,510,000	$6,510,000	$3,339
Cash Management Trust-Short Term Investment	7,293,093	55,001,962	44,678,055	17,617,000	17,617,000	12,323
Total Value and Income Earned	7,293,093				24,127,000	15,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (10.4%)
115,720	CBS Corporation	$6,843,681
244,064	Delphi Automotive plc	13,960,461
517,631	Lowe’s Companies, Inc.	25,767,671
417,650	News Corporation	14,200,100
119,690	Time Warner Cable, Inc.	14,380,753

	Total	75,152,666

Consumer Staples (7.0%)
282,240	CVS Caremark Corporation	17,572,262
75,050	Kimberly-Clark Corporation	8,105,400
111,158	Kraft Foods Group, Inc.	6,044,772
333,476	Mondelez International, Inc.	11,218,133
84,337	Philip Morris International, Inc.	7,516,114

	Total	50,456,681

Energy (13.0%)
98,259	Chevron Corporation	11,787,149
72,747	EOG Resources, Inc.	12,978,065
178,290	EQT Corporation	15,263,407
546,111	Marathon Oil Corporation	19,255,874
150,300	Schlumberger, Ltd.	14,086,116
339,000	Total SA ADR	20,740,020

	Total	94,110,631

Financials (22.5%)
122,967	ACE, Ltd.	11,735,971
150,490	Allstate Corporation	7,984,999
1,641,610	Bank of America Corporation	22,916,876
614,940	Citigroup, Inc.	29,996,773
150,400	Deutsche Bank AG	7,267,328
382,660	Invesco, Ltd.	12,914,775
477,920	MetLife, Inc.	22,610,395
518,180	Morgan Stanley	14,887,311
170,420	State Street Corporation	11,941,329
70,763	SVB Financial Group[a]	6,777,680
318,205	Wells Fargo & Company	13,584,172

	Total	162,617,609

Health Care (12.7%)
269,940	Baxter International, Inc.	17,780,948
211,976	Covidien plc	13,589,781
116,700	Express Scripts Holding Company[a]	7,296,084
583,310	Merck & Company, Inc.	26,301,448
310,140	Sanofi ADR[b]	16,586,287
152,353	UnitedHealth Group, Inc.	10,399,616

	Total	91,954,164

Industrials (9.8%)
66,500	Boeing Company	8,678,250
509,000	CSX Corporation	13,264,540
137,726	Honeywell International, Inc.	11,944,976
177,800	Ingersoll-Rand plc	12,006,834
273,490	Jacobs Engineering Group, Inc.[a]	16,633,662
122,440	Pentair, Ltd.	8,214,500

	Total	70,742,762

Information Technology (13.0%)
828,230	Cisco Systems, Inc.	18,635,175
326,981	Microsoft Corporation	11,558,778
245,550	NetApp, Inc.	9,529,796
683,560	Symantec Corporation	15,544,154
158,000	Teradata Corporation[a]	6,963,060
459,950	Texas Instruments, Inc.	19,354,696
269,233	Xilinx, Inc.	12,228,563

	Total	93,814,222

Materials (3.0%)
127,610	Celanese Corporation	7,147,436
191,300	Dow Chemical Company	7,550,611
142,350	Nucor Corporation	7,369,460

	Total	22,067,507

Telecommunications Services (1.6%)
236,749	Verizon Communications, Inc.	11,958,192

	Total	11,958,192

Utilities (4.4%)
452,840	NiSource, Inc.	14,273,517
418,090	PG&E Corporation	17,497,066

	Total	31,770,583

	Total Common Stock (cost $523,836,058)	704,645,017

Shares	Collateral Held for Securities Loaned (1.4%)	Value
9,844,200	Thrivent Cash Management Trust	9,844,200

	Total Collateral Held for Securities Loaned (cost $9,844,200)	9,844,200

Shares or Principal Amount	Short-Term Investments (2.5%)	Value
	Thrivent Cash Management Trust
18,459,046	0.070%	18,459,046

	Total Short-Term Investments (at amortized cost)	18,459,046

	Total Investments (cost $552,139,304) 101.3%	$732,948,263

	Other Assets and Liabilities, Net (1.3%)	(9,393,360)

	Total Net Assets 100.0%	$723,554,903

a	Non-income producing security.
b	All or a portion of the security is on loan.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$181,329,151
Gross unrealized depreciation	(905,942)

Net unrealized appreciation (depreciation)	$180,423,209

Cost for federal income tax purposes	$552,525,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	75,152,666	75,152,666	–	–
Consumer Staples	50,456,681	50,456,681	–	–
Energy	94,110,631	94,110,631	–	–
Financials	162,617,609	162,617,609	–	–
Health Care	91,954,164	91,954,164	–	–
Industrials	70,742,762	70,742,762	–	–
Information Technology	93,814,222	93,814,222	–	–
Materials	22,067,507	22,067,507	–	–
Telecommunications Services	11,958,192	11,958,192	–	–
Utilities	31,770,583	31,770,583	–	–
Collateral Held for Securities Loaned	9,844,200	9,844,200	–	–
Short-Term Investments	18,459,046	18,459,046	–	–

Total	$732,948,263	$732,948,263	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust- Collateral Investment	$7,650,413	$96,333,450	$94,139,663	9,844,200	$9,844,200	$26,119
Cash Management Trust- Short Term Investment	19,252,997	77,099,972	77,893,923	18,459,046	18,459,046	17,019
Total Value and Income Earned	26,903,410				28,303,246	43,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2013

Shares	Common Stock (93.3%)	Value
Consumer Discretionary (12.3%)
121,800	Amazon.com, Inc.[a]	$44,338,854
79,950	AutoZone, Inc.[a]	34,753,465
240,300	CBS Corporation	14,211,342
813,150	Comcast Corporation	38,689,677
657,880	Las Vegas Sands Corporation	46,196,334
1,061,000	Twenty-First Century Fox, Inc.	36,158,880

	Total	214,348,552

Consumer Staples (9.1%)
226,050	Anheuser-Busch InBev NV ADR	23,448,167
157,150	British American Tobacco plc ADR	17,363,503
299,600	CVS Caremark Corporation	18,653,096
485,700	Kimberly-Clark Corporation	52,455,600
521,500	Philip Morris International, Inc.	46,476,080

	Total	158,396,446

Energy (10.5%)
175,965	EOG Resources, Inc.	31,392,156
1,107,900	Marathon Oil Corporation	39,064,554
292,570	Schlumberger, Ltd.	27,419,660
444,750	Total SA ADR	27,209,805
3,569,200	Weatherford International, Ltd.[a]	58,677,648

	Total	183,763,823

Financials (15.8%)
280,400	ACE, Ltd.	26,761,376
671,067	Bank of America Corporation	9,368,095
890,750	Citigroup, Inc.	43,450,785
354,050	Deutsche Bank AG	17,107,696
796,900	Invesco, Ltd.	26,895,375
1,182,124	J.P. Morgan Chase & Company	60,926,671
22,400	MasterCard, Inc.	16,063,040
457,106	State Street Corporation	32,029,417
1,040,750	Wells Fargo & Company	44,429,618

	Total	277,032,073

Health Care (12.2%)
185,660	Baxter International, Inc.	12,229,425
269,620	Covidien plc	17,285,338
469,950	Express Scripts Holding Company[a]	29,381,274
520,500	Gilead Sciences, Inc.[a]	36,950,295
1,163,320	Merck & Company, Inc.	52,454,099
261,400	Shire Pharmaceuticals Group plc ADR	34,792,340
445,770	UnitedHealth Group, Inc.	30,428,260

	Total	213,521,031

Industrials (9.4%)
357,500	Boeing Company	46,653,750
129,800	Fluor Corporation	9,633,756
339,820	Honeywell International, Inc.	29,472,588
610,280	Jacobs Engineering Group, Inc.[a]	37,117,230
270,700	Union Pacific Corporation	40,983,980

	Total	163,861,304

Information Technology (18.7%)
161,478	Apple, Inc.	84,348,033
160,861	Citrix Systems, Inc.[a]	9,133,688
1,420,000	EMC Corporation	34,179,400
326,300	Facebook, Inc.[a]	16,399,838
49,342	Google, Inc.[a]	50,850,878
244,478	Microsoft Corporation	8,642,297
565,800	NetApp, Inc.	21,958,698
491,350	QUALCOMM, Inc.	34,134,085
54,251	Salesforce.com, Inc.[a]	2,894,833
491,600	Symantec Corporation	11,178,984
281,400	Teradata Corporation[a]	12,401,298
266,800	VMware, Inc.[a]	21,685,504
424,030	Xilinx, Inc.	19,259,443

	Total	327,066,979

Materials (2.3%)
363,750	Celanese Corporation	20,373,638
438,800	Dow Chemical Company	17,319,436
112,056	Southern Copper Corporation	3,131,965

	Total	40,825,039

Utilities (3.0%)
877,780	NiSource, Inc.	27,667,626
613,100	PG&E Corporation	25,658,235

	Total	53,325,861

	Total Common Stock (cost $1,269,325,187)	1,632,141,108

Shares or Principal Amount	Short-Term Investments (6.4%)	Value
	Federal Home Loan Bank Discount Notes
750,000	0.050%, 12/4/2013[b,c]	749,966
5,000,000	0.110%, 12/11/2013[b,c]	4,999,389
300,000	0.065%, 2/14/2014[b,c]	299,943
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.050%, 2/18/2014[b,c]	499,924
100,000	0.065%, 2/24/2014[b,c]	99,979
	Thrivent Cash Management Trust
104,494,057	0.070%	104,494,057

	Total Short-Term Investments (at amortized cost)	111,143,258

	Total Investments (cost $1,380,468,445) 99.7%	$1,743,284,366

	Other Assets and Liabilities, Net 0.3%	6,041,816

	Total Net Assets 100.0%	$1,749,326,182

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	At October 31, 2013, $6,599,203 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2013

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$363,815,342
Gross unrealized depreciation	(8,746,040)

Net unrealized appreciation (depreciation)	$355,069,302

Cost for federal income tax purposes	$1,388,215,064

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	214,348,552	214,348,552	–	–
Consumer Staples	158,396,446	158,396,446	–	–
Energy	183,763,823	183,763,823	–	–
Financials	277,032,073	277,032,073	–	–
Health Care	213,521,031	213,521,031	–	–
Industrials	163,861,304	163,861,304	–	–
Information Technology	327,066,979	327,066,979	–	–
Materials	40,825,039	40,825,039	–	–
Utilities	53,325,861	53,325,861	–	–
Short-Term Investments	111,143,258	104,494,057	6,649,201	–

Total	$1,743,284,366	$1,736,635,165	$6,649,201	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,296,646	–	4,296,646	–

Total Asset Derivatives	$4,296,646	$–	$4,296,646	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	2,066	December 2013	$81,455,917	$85,752,563	$4,296,646
Total Futures Contracts					$4,296,646

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets – Net unrealized appreciation/(depreciation) on Futures contracts	4,296,646
Total Equity Contracts		4,296,646

Total Asset Derivatives		$4,296,646

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	15,407,355

Total Equity Contracts		15,407,355

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	34,073

Total Foreign Exchange Contracts		34,073

Total		$15,441,428

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	8,078,088
Total Equity Contracts		8,078,088

Total		$8,078,088

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$93,544,291	5.7%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$135,511	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$10,379,100	$265,241,102	$275,620,202	–	$–	$21,700
Cash Management Trust-Short Term Investment	100,658,452	277,052,124	273,216,519	104,494,057	104,494,057	119,451
Total Value and Income Earned	111,037,552				104,494,057	141,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (3.6%)[a]	Value
Communications Services (1.5%)
	Clear Channel Communications, Inc., Term Loan
$2,442,038	3.818%, 1/29/2016	$2,367,042
7,202,962	6.918%, 1/30/2019	6,843,751
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,338,250	9.000%, 3/22/2019	2,377,720

	Total	11,588,513

Consumer Non-Cyclical (1.3%)
	Albertsons, LLC, Term Loan
2,985,000	4.750%, 3/21/2019	2,992,403
	DJO Finance, LLC, Term Loan
2,926,777	4.750%, 9/15/2017	2,954,815
	HCA, Inc., Term Loan
4,270,454	2.929%, 5/1/2018	4,275,280

	Total	10,222,498

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
2,350,000	6.500%, 2/28/2019	2,303,000

	Total	2,303,000

Technology (0.5%)
	First Data Corporation Extended, Term Loan
3,809,215	4.170%, 3/23/2018	3,810,586

	Total	3,810,586

	Total Bank Loans (cost $27,331,938)	27,924,597

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Asset-Backed Securities (0.4%)
	Renaissance Home Equity Loan Trust
2,066,080	5.746%, 5/25/2036	1,550,744
1,600,000	6.011%, 5/25/2036	1,165,947

	Total	2,716,691

Basic Materials (7.9%)
	APERAM
2,355,000	7.750%, 4/1/2018[b]	2,390,325
	Bluescope Steel, Ltd.
1,410,000	7.125%, 5/1/2018[b]	1,455,825
	CONSOL Energy, Inc.
1,700,000	8.000%, 4/1/2017	1,802,000
2,430,000	8.250%, 4/1/2020	2,657,812
	FMG Resources Pty. Ltd.
2,370,000	7.000%, 11/1/2015[b,c]	2,458,875
1,410,000	6.000%, 4/1/2017[b,c]	1,473,450
2,800,000	6.875%, 2/1/2018[b,c]	2,968,000
3,860,000	8.250%, 11/1/2019[b,c]	4,284,600
	Graphic Packaging International, Inc.
1,400,000	7.875%, 10/1/2018	1,522,500
710,000	4.750%, 4/15/2021	701,125
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
5,630,000	8.875%, 2/1/2018	5,798,900
	INEOS Group Holdings SA
2,755,000	6.125%, 8/15/2018[b]	2,782,550
	Inmet Mining Corporation
2,900,000	8.750%, 6/1/2020[b]	3,204,500
2,600,000	7.500%, 6/1/2021[b]	2,756,000
	Magnetation, LLC
2,360,000	11.000%, 5/15/2018[b]	2,430,800
	Midwest Vanadium, Pty. Ltd.
3,070,000	11.500%, 2/15/2018[d]	2,578,800
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,949,375
	Resolute Forest Products, Inc.
2,830,000	5.875%, 5/15/2023[b]	2,575,300
	Ryerson, Inc.
1,900,000	9.000%, 10/15/2017	1,985,500
	Sappi Papier Holding GmbH
2,355,000	8.375%, 6/15/2019[b]	2,490,413
	Severstal Columbus, LLC
3,400,000	10.250%, 2/15/2018	3,604,000
	Tembec Industries, Inc.
2,820,000	11.250%, 12/15/2018	3,080,850
	Westmoreland Coal Company
2,360,000	10.750%, 2/1/2018	2,560,600

	Total	61,512,100

Capital Goods (7.7%)
	Case New Holland, Inc.
2,210,000	7.875%, 12/1/2017	2,616,087
	Cemex Finance, LLC
1,870,000	9.375%, 10/12/2017[b]	2,099,075
	Cemex SAB de CV
2,370,000	9.000%, 1/11/2018[b]	2,577,375
3,220,000	4.999%, 10/15/2018[b,c,e]	3,308,550
	CNH Capital, LLC
1,850,000	3.625%, 4/15/2018	1,875,438
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018	2,535,063
	Liberty Tire Recycling
1,870,000	11.000%, 10/1/2016[d]	1,907,400
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020	4,846,450
	Milacron, LLC
2,360,000	7.750%, 2/15/2021[b]	2,466,200
	Nortek, Inc.
2,840,000	10.000%, 12/1/2018	3,131,100
3,360,000	8.500%, 4/15/2021	3,683,400
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,495,862
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019	1,519,400
1,840,000	9.875%, 8/15/2019	2,035,500
1,900,000	5.750%, 10/15/2020	1,961,750
2,370,000	8.250%, 2/15/2021[c]	2,464,800
	RSC Equipment Rental, Inc.
2,780,000	8.250%, 2/1/2021	3,148,350
	Safeway Group Holding, LLC
2,825,000	7.000%, 5/15/2018[b]	2,923,875
	Silgan Holdings, Inc.
3,530,000	5.000%, 4/1/2020	3,512,350
	Tekni-Plex, Inc.
2,388,000	9.750%, 6/1/2019[b]	2,698,440
	United Rentals North America, Inc.
930,000	7.375%, 5/15/2020	1,036,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Capital Goods (7.7%) - continued
	UR Financing Escrow Corporation
$3,750,000	7.625%, 4/15/2022	$4,200,000

	Total	60,043,415

Communications Services (16.3%)
	Altice Finco SA
950,000	9.875%, 12/15/2020[b,c]	1,061,625
	AMC Networks, Inc.
4,190,000	7.750%, 7/15/2021	4,713,750
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017	3,965,625
1,390,000	7.000%, 1/15/2019	1,473,400
700,000	7.375%, 6/1/2020	764,750
	CenturyLink, Inc.
570,000	5.625%, 4/1/2020	579,262
	Cequel Communications Escrow 1, LLC
3,180,000	6.375%, 9/15/2020[b]	3,299,250
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,250,000
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[b]	3,947,285
1,470,000	7.000%, 2/15/2020[b]	1,492,050
4,210,000	6.000%, 4/15/2021[b]	4,083,700
	DISH DBS Corporation
2,355,000	5.125%, 5/1/2020	2,384,438
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020[d]	4,366,450
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017	3,249,062
	Gray Television, Inc.
2,290,000	7.500%, 10/1/2020[b]	2,398,775
	Hughes Satellite Systems Corporation
4,400,000	6.500%, 6/15/2019	4,719,000
	Intelsat Jackson Holdings SA
6,530,000	7.250%, 10/15/2020	7,085,050
1,420,000	6.625%, 12/15/2022	1,448,400
	Intelsat Luxembourg SA
3,290,000	7.750%, 6/1/2021[b]	3,470,950
	Level 3 Financing, Inc.
3,700,000	8.625%, 7/15/2020	4,190,250
1,380,000	6.125%, 1/15/2021[b,f]	1,404,150
	McGraw-Hill Global Education Holdings, LLC
4,705,000	9.750%, 4/1/2021[b]	5,081,400
	MDC Partners, Inc.
2,350,000	6.750%, 4/1/2020[b]	2,444,000
	NII International Telecom Sarl
2,360,000	7.875%, 8/15/2019[b]	2,053,200
1,375,000	11.375%, 8/15/2019[b]	1,306,250
	Satmex Escrow SA de CV
4,770,000	9.500%, 5/15/2017	5,163,525
	Sprint Nextel Corporation
7,120,000	9.000%, 11/15/2018[b]	8,633,000
2,530,000	7.000%, 3/1/2020[b]	2,808,300
	T-Mobile USA, Inc.
3,210,000	6.542%, 4/28/2020	3,402,600
690,000	6.633%, 4/28/2021	729,675
690,000	6.731%, 4/28/2022	728,813
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[b]	4,591,875
	Univision Communications, Inc.
3,000,000	6.750%, 9/15/2022[b]	3,270,000
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[b]	4,330,000
	UPCB Finance V, Ltd.
1,400,000	7.250%, 11/15/2021[b]	1,536,500
	Verizon Communications, Inc.
1,440,000	5.150%, 9/15/2023	1,562,383
	Virgin Media Finance plc
1,042,000	8.375%, 10/15/2019	1,137,082
	WideOpenWest Finance, LLC
4,880,000	10.250%, 7/15/2019	5,392,400
	Wind Acquisition Finance SA
4,240,000	11.750%, 7/15/2017[b]	4,505,000
	Zayo Group, LLC
3,075,000	8.125%, 1/1/2020	3,367,125

	Total	127,390,350

Consumer Cyclical (14.2%)
	Algeco Scotsman Global Finance plc
3,320,000	8.500%, 10/15/2018[b,c]	3,560,700
	Beazer Homes USA, Inc.
950,000	9.125%, 6/15/2018	1,014,125
3,470,000	9.125%, 5/15/2019	3,704,225
	Best Buy Company, Inc.
2,360,000	5.000%, 8/1/2018	2,475,050
	Brookfield Residential Properties, Inc.
2,370,000	6.500%, 12/15/2020[b]	2,441,100
1,890,000	6.125%, 7/1/2022[b]	1,875,825
	Burlington Coat Factory Warehouse Corporation
3,350,000	10.000%, 2/15/2019	3,752,000
	Choice Hotels International, Inc.
5,721,000	5.750%, 7/1/2022	6,021,352
	Chrysler Group, LLC
2,230,000	8.000%, 6/15/2019	2,469,725
1,900,000	8.250%, 6/15/2021[c]	2,149,375
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,005,263
	CST Brands, Inc.
1,890,000	5.000%, 5/1/2023[b]	1,828,575
	DineEquity, Inc.
3,800,000	9.500%, 10/30/2018[c]	4,227,500
	Eldorado Resorts, LLC
4,330,000	8.625%, 6/15/2019[d]	4,557,325
	General Motors Financial Company, Inc.
2,600,000	4.750%, 8/15/2017[b]	2,749,500
1,480,000	3.250%, 5/15/2018[b]	1,474,450
1,190,000	6.750%, 6/1/2018	1,347,675
	GLP Capital, LP
2,755,000	5.375%, 11/1/2023[b]	2,782,550
	Hilton Worldwide Finance, LLC
2,420,000	5.625%, 10/15/2021[b]	2,486,550
	Jaguar Land Rover Automotive plc
950,000	5.625%, 2/1/2023[b,c]	942,875
	KB Home
930,000	7.250%, 6/15/2018	1,013,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Consumer Cyclical (14.2%) - continued
$1,750,000	8.000%, 3/15/2020[c]	$1,925,000
1,420,000	7.500%, 9/15/2022	1,487,450
	L Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,573,000
1,640,000	5.625%, 2/15/2022	1,689,200
	Lear Corporation
1,560,000	7.875%, 3/15/2018	1,653,600
1,560,000	8.125%, 3/15/2020	1,739,400
990,000	4.750%, 1/15/2023[b]	957,825
	LKQ Corporation
2,590,000	4.750%, 5/15/2023[b]	2,466,975
	MCE Finance, Ltd.
2,130,000	5.000%, 2/15/2021[b]	2,108,700
	Mohegan Tribal Gaming Authority
4,180,000	9.750%, 9/1/2021[b,c]	4,503,950
	New Cotai, LLC
3,295,000	10.625%, 5/1/2019[d]	3,327,950
	Rite Aid Corporation
2,835,000	6.750%, 6/15/2021[c]	2,998,013
	ROC Finance, LLC
4,220,000	12.125%, 9/1/2018[b]	4,557,600
	Seminole Indian Tribe of Florida
3,775,000	7.804%, 10/1/2020[b]	4,077,000
	Seven Seas Cruises S de RL, LLC
4,730,000	9.125%, 5/15/2019[b]	5,197,087
	Studio City Finance, Ltd.
4,760,000	8.500%, 12/1/2020[b]	5,259,800
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015[d]	3,828,150
	West Corporation
3,850,000	8.625%, 10/1/2018	4,196,500

	Total	110,426,640

Consumer Non-Cyclical (10.4%)
	Aviv Healthcare Properties, LP
1,300,000	6.000%, 10/15/2021[b]	1,332,500
	B&G Foods, Inc.
3,300,000	4.625%, 6/1/2021	3,221,625
	Biomet, Inc.
2,725,000	6.500%, 8/1/2020	2,895,313
1,885,000	6.500%, 10/1/2020	1,960,400
	CHS/Community Health Systems, Inc.
1,415,000	7.125%, 7/15/2020	1,489,288
	Emergency Medical Services Corporation
4,130,000	8.125%, 6/1/2019	4,486,419
	Endo Health Solutions, Inc.
3,740,000	7.250%, 1/15/2022	3,983,100
	Fresenius Medical Care US Finance, Inc.
2,340,000	6.500%, 9/15/2018[b]	2,626,650
1,850,000	5.750%, 2/15/2021[b]	1,956,375
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,619,937
2,360,000	5.875%, 3/15/2022	2,483,900
1,640,000	4.750%, 5/1/2023	1,580,550
	Health Management Associates, Inc.
3,845,000	7.375%, 1/15/2020	4,287,175
	Healthcare Technology Intermediate, Inc.
2,076,000	7.375%, 9/1/2018[b]	2,146,065
	JBS Finance II, Ltd.
3,950,000	8.250%, 1/29/2018[d]	4,137,625
	JBS USA, LLC
2,100,000	7.250%, 6/1/2021[b]	2,152,500
	Libbey Glass, Inc.
2,979,000	6.875%, 5/15/2020	3,202,425
	Michael Foods Holding, Inc.
2,268,000	8.500%, 7/15/2018[b]	2,387,070
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021[b]	4,187,000
	Spectrum Brands Escrow Corporation
1,930,000	6.375%, 11/15/2020[b]	2,050,625
1,820,000	6.625%, 11/15/2022[b]	1,942,850
	Teleflex, Inc.
3,790,000	6.875%, 6/1/2019	3,960,550
	Tenet Healthcare Corporation
6,700,000	8.125%, 4/1/2022[b]	7,336,500
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[b]	2,610,000
	Visant Corporation
4,360,000	10.000%, 10/1/2017	4,011,200
	VPII Escrow Corporation
1,650,000	7.500%, 7/15/2021[b]	1,831,500
	Warner Chilcott Company, LLC
4,115,000	7.750%, 9/15/2018	4,485,350

	Total	81,364,492

Energy (12.8%)
	Bonanza Creek Energy, Inc.
2,125,000	6.750%, 4/15/2021	2,252,500
	Bristow Group, Inc.
3,580,000	6.250%, 10/15/2022	3,759,000
	Chaparral Energy, Inc.
3,850,000	7.625%, 11/15/2022	4,158,000
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,654,050
	Continental Resources, Inc.
1,880,000	5.000%, 9/15/2022	1,957,550
2,585,000	4.500%, 4/15/2023	2,607,619
	Crestwood Midstream Partners, LP
2,065,000	6.125%, 3/1/2022[b,f]	2,111,463
	Diamondback Energy, Inc.
2,510,000	7.625%, 10/1/2021[b]	2,622,950
	Energy XXI Gulf Coast, Inc.
1,890,000	9.250%, 12/15/2017	2,107,350
1,420,000	7.750%, 6/15/2019	1,519,400
	Exterran Partners, LP
3,720,000	6.000%, 4/1/2021[b]	3,701,400
	Halcon Resources Corporation
4,750,000	8.875%, 5/15/2021	4,945,937
	Harvest Operations Corporation
4,210,000	6.875%, 10/1/2017	4,520,487
	Hornbeck Offshore Services, Inc.
1,410,000	5.000%, 3/1/2021	1,385,325
	Kodiak Oil & Gas Corporation
2,820,000	5.500%, 1/15/2021[b,c]	2,890,500
1,420,000	5.500%, 2/1/2022[b]	1,448,400
	Linn Energy, LLC
1,750,000	8.625%, 4/15/2020	1,863,750
1,930,000	7.750%, 2/1/2021	1,992,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Energy (12.8%) - continued
	Markwest Energy Partners, LP
$1,521,000	6.250%, 6/15/2022	$1,650,285
	MEG Energy Corporation
945,000	6.500%, 3/15/2021[b]	986,344
2,840,000	6.375%, 1/30/2023[b]	2,857,750
1,200,000	7.000%, 3/31/2024[b]	1,227,000
	Memorial Production Partners, LP
2,830,000	7.625%, 5/1/2021	2,872,450
	Northern Oil and Gas, Inc.
3,535,000	8.000%, 6/1/2020	3,658,725
	Northern Tier Energy, LLC
2,980,000	7.125%, 11/15/2020[b]	3,039,600
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019	2,612,250
1,410,000	6.500%, 11/1/2021	1,526,325
1,000,000	6.875%, 3/15/2022[b]	1,080,000
	Offshore Group Investment, Ltd.
3,770,000	7.125%, 4/1/2023	3,835,975
	Pacific Drilling V, Ltd.
3,190,000	7.250%, 12/1/2017[b]	3,469,125
	Plains Exploration & Production Company
1,500,000	6.750%, 2/1/2022	1,649,475
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	2,343,000
940,000	6.500%, 12/15/2021	1,001,100
	QEP Resources, Inc.
3,165,000	6.875%, 3/1/2021	3,386,550
	Range Resources Corporation
3,760,000	5.000%, 3/15/2023	3,750,600
	SESI, LLC
1,550,000	6.375%, 5/1/2019	1,643,000
2,800,000	7.125%, 12/15/2021	3,097,500
	United Refining Company
2,789,000	10.500%, 2/28/2018	3,109,735
	Western Refining, Inc.
940,000	6.250%, 4/1/2021	942,350

	Total	100,237,545

Financials (7.3%)
	Ally Financial, Inc.
2,910,000	7.500%, 9/15/2020	3,404,700
	Aviv Healthcare Properties, LP
4,730,000	7.750%, 2/15/2019	5,102,488
	Banco do Brasil SA/Cayman Islands
1,250,000	6.250%, 12/31/2049[b,g]	1,050,000
	BBVA International Preferred SA Unipersonal
1,415,000	5.919%, 12/29/2049[g]	1,330,100
	Citigroup, Inc.
1,500,000	5.350%, 4/29/2049[g]	1,350,000
	Community Choice Financial, Inc.
2,380,000	10.750%, 5/1/2019	2,261,000
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,485,950
	DDR Corporation
720,000	4.625%, 7/15/2022	745,530
	Denali Borrower, LLC
4,890,000	5.625%, 10/15/2020[b]	4,841,100
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,489,705
	Icahn Enterprises, LP
4,720,000	6.000%, 8/1/2020[b]	4,838,000
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,503,125
1,400,000	8.875%, 9/1/2017	1,660,750
	Jefferies Finance, LLC
2,350,000	7.375%, 4/1/2020[d]	2,414,625
	Mariposa Borrower, Inc.
2,760,000	8.000%, 10/15/2021[b]	2,825,550
1,840,000	8.750%, 10/15/2021[b]	1,890,600
	Omega Healthcare Investors, Inc.
5,600,000	5.875%, 3/15/2024	5,740,000
	PNC Financial Services Group, Inc.
480,000	4.850%, 5/29/2049[c,g]	438,000
	Royal Bank of Scotland Group plc
1,885,000	7.640%, 3/29/2049[g]	1,804,887
	Speedy Cash Intermediate Holdings Corporation
2,720,000	10.750%, 5/15/2018[b]	2,910,400
	TMX Finance, LLC
1,415,000	8.500%, 9/15/2018[b]	1,503,438
	XL Group plc
1,500,000	6.500%, 12/31/2049[g]	1,471,500

	Total	57,061,448

Foreign Government (0.3%)
	Eksportfinans ASA
2,330,000	2.375%, 5/25/2016	2,270,585

	Total	2,270,585

Technology (5.3%)
	Alliance Data Systems Corporation
3,810,000	5.250%, 12/1/2017[b]	3,929,063
3,035,000	6.375%, 4/1/2020[b]	3,163,987
	Amkor Technology, Inc.
2,870,000	6.625%, 6/1/2021[c]	2,870,000
	BMC Software Finance, Inc.
4,220,000	8.125%, 7/15/2021[b]	4,462,650
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023[b]	3,188,350
	First Data Corporation
3,304,000	11.250%, 3/31/2016[c]	3,320,520
500,000	7.375%, 6/15/2019[b]	538,125
1,629,000	12.625%, 1/15/2021	1,879,459
460,000	11.750%, 8/15/2021[b,f]	468,050
	Flextronics International, Ltd.
2,000,000	4.625%, 2/15/2020	2,005,000
	Freescale Semiconductor, Inc.
1,890,000	8.050%, 2/1/2020[c]	2,036,475
2,089,000	10.750%, 8/1/2020	2,376,237
	Infor US, Inc.
2,910,000	9.375%, 4/1/2019	3,288,300
	NXP BV/NXP Funding, LLC
3,285,000	5.750%, 3/15/2023[b]	3,383,550
	Sensata Technologies BV
1,900,000	6.500%, 5/15/2019[b]	2,052,000
2,350,000	4.875%, 10/15/2023[b]	2,279,500

	Total	41,241,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Transportation (4.7%)
	Avis Budget Car Rental, LLC
$4,170,000	8.250%, 1/15/2019	$4,545,300
	Avis Budget Group, Inc.
3,150,000	5.500%, 4/1/2023	3,087,000
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[b]	2,832,500
1,440,000	6.125%, 4/29/2018	1,486,800
	Delta Air Lines 2012-1 Class B Pass Through Trust
2,570,459	6.875%, 5/7/2019[b]	2,705,408
	HDTFS, Inc.
710,000	6.250%, 10/15/2022	743,725
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,936,838
	Navios Maritime Acquisition Corporation
1,430,000	8.625%, 11/1/2017	1,499,355
	Navios Maritime Holdings, Inc.
2,590,000	8.875%, 11/1/2017	2,709,787
2,030,000	8.125%, 2/15/2019[c]	2,060,450
1,605,000	8.125%, 11/15/2021[b,f]	1,621,050
	Navios South American Logistics, Inc.
2,180,000	9.250%, 4/15/2019	2,359,850
	Ultrapetrol Bahamas, Ltd.
920,000	8.875%, 6/15/2021[b]	978,650
2,360,000	8.875%, 6/15/2021[b]	2,525,200
	United Air Lines, Inc.
1,251,862	9.750%, 1/15/2017	1,439,641
	United Airlines 2013-1 Class B Pass Through Trust
1,440,000	5.375%, 8/15/2021	1,432,800
	United Continental Holdings, Inc.
470,000	6.375%, 6/1/2018[c]	487,625
	US Airways Group, Inc.
2,400,000	6.125%, 6/1/2018	2,361,000

	Total	36,812,979

Utilities (5.2%)
	Access Midstream Partners, LP
1,280,000	4.875%, 5/15/2023	1,273,600
	AES Corporation
2,350,000	7.375%, 7/1/2021	2,661,375
	Atlas Pipeline Partners, LP
3,770,000	4.750%, 11/15/2021[b]	3,543,800
	Calpine Corporation
1,540,000	5.875%, 1/15/2024[b]	1,543,850
	Chesapeake Midstream Partners, LP
810,000	6.125%, 7/15/2022	868,725
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,596,236
1,650,000	6.375%, 10/1/2022	1,705,095
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,482,550
940,000	7.125%, 6/1/2022	1,078,650
	Electricite de France SA
2,500,000	5.250%, 1/29/2049[b,g]	2,457,500
	Energy Future Intermediate Holding Company, LLC
2,360,000	12.250%, 3/1/2022[b,c]	2,714,000
	Holly Energy Partners, LP
1,870,000	8.250%, 3/15/2018	1,982,200
820,000	6.500%, 3/1/2020	858,950
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043	1,073,813
	NRG Energy, Inc.
4,240,000	6.625%, 3/15/2023	4,383,100
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,596,400
760,000	5.500%, 4/15/2023	758,100
	Targa Resources Partners, LP
4,280,000	5.250%, 5/1/2023	4,280,000

	Total	40,857,944

	Total Long-Term Fixed Income (cost $690,287,553)	721,935,455

Shares	Preferred Stock (0.6%)	Value
Financials (0.6%)
48,000	Discover Financial Services, 6.500%[g]	1,148,160
46,179	The Goldman Sachs Group, Inc., 5.500%[g]	1,054,266
47,128	Ventas Realty, LP, 5.450%	1,065,093
1,440	Wells Fargo & Company, Convertible, 7.500%[g]	1,640,160

	Total	4,907,679

	Total Preferred Stock (cost $5,523,373)	4,907,679

Shares	Common Stock (0.1%)	Value
Consumer Discretionary (<0.1%)
1,370	Lear Corporation	106,024
	Lear Corporation Warrants,
153	$0.01, expires 11/9/2014[h]	23,228
36,330	TVMAX Holdings, Inc.[h,i]	4

	Total	129,256

Financials (0.1%)
10	New Cotai, LLC[h,i]	375,706

	Total	375,706

	Total Common Stock (cost $2,643,077)	504,962

Shares	Collateral Held for Securities Loaned (5.9%)	Value
46,006,909	Thrivent Cash Management Trust	46,006,909

	Total Collateral Held for Securities Loaned (cost $46,006,909)	46,006,909

Shares or Principal Amount	Short-Term Investments (2.2%)	Value
	Federal Home Loan Bank Discount Notes
200,000	0.093%, 11/22/2013[j]	199,989
300,000	0.105%, 12/4/2013[j]	299,971
	Thrivent Cash Management Trust
16,048,038	0.070%	16,048,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Shares or Principal Amount	Short-Term Investments (2.2%)	Value
	U.S. Treasury Bills
700,000	0.062%, 12/26/2013[j]	$699,934

	Total Short-Term Investments (at amortized cost)	17,247,932

	Total Investments (cost $789,040,782) 104.9%	$818,527,534

	Other Assets and Liabilities, Net (4.9%)	(37,869,431)

	Total Net Assets 100.0%	$780,658,103

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $280,573,013 or 35.9% of total net assets.

c	All or a portion of the security is on loan.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
Eileme 2 AB	1/19/2012	$3,668,940
Eldorado Resorts, LLC	5/19/2011	4,251,997
JBS Finance II, Ltd.	7/22/2010	3,896,043
Jefferies Finance, LLC	3/19/2013	2,350,000
Liberty Tire Recycling	9/23/2010	1,849,972
Midwest Vanadium, Pty. Ltd.	2/9/2011	2,901,338
New Cotai, LLC	4/12/2013	3,023,729
Tunica-Biloxi Gaming Authority	11/8/2005	4,219,694

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Non-income producing security.
i	Security is fair valued.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$37,123,021
Gross unrealized depreciation	(7,739,369)

Net unrealized appreciation (depreciation)	$29,383,652

Cost for federal income tax purposes	$789,143,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Communications Services	11,588,513	–	11,588,513	–
Consumer Non-Cyclical	10,222,498	–	10,222,498	–
Financials	2,303,000	–	2,303,000	–
Technology	3,810,586	–	3,810,586	–

Long-Term Fixed Income
Asset-Backed Securities	2,716,691	–	2,716,691	–
Basic Materials	61,512,100	–	61,512,100	–
Capital Goods	60,043,415	–	60,043,415	–
Communications Services	127,390,350	–	127,390,350	–
Consumer Cyclical	110,426,640	–	110,426,640	–
Consumer Non-Cyclical	81,364,492	–	81,364,492	–
Energy	100,237,545	–	100,237,545	–
Financials	57,061,448	–	57,061,448	–
Foreign Government	2,270,585	–	2,270,585	–
Technology	41,241,266	–	41,241,266	–
Transportation	36,812,979	–	36,812,979	–
Utilities	40,857,944	–	40,857,944	–

Preferred Stock
Financials	4,907,679	4,907,679	–	–

Common Stock
Consumer Discretionary	129,256	129,252	–	4
Financials	375,706	–	–	375,706
Collateral Held for Securities Loaned	46,006,909	46,006,909	–	–
Short-Term Investments	17,247,932	16,048,038	1,199,894	–

Total	$818,527,534	$67,091,878	$751,059,946	$375,710

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	257,415

Total Interest Rate Contracts		257,415

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,635,457)

Total Credit Contracts		(1,635,457)

Total		($1,378,042)

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	290,057

Total Credit Contracts		290,057

Total		$290,057

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$1,188,964	0.1%	N/A	N/A
Credit Contracts	N/A	N/A	$4,906,043	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$64,588,487	$160,228,235	$178,809,813	46,006,909	$46,006,909	$154,778
Cash Management Trust-Short Term Investment	31,101,499	277,534,124	292,587,585	16,048,038	16,048,038	26,765
Total Value and Income Earned	95,689,986				62,054,947	181,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.8%)[a]	Value
Basic Materials (0.3%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$1,336,500	5.250%, 10/18/2017	$1,338,425
	Ineos Group Holdings, Ltd., Term Loan
882,323	4.000%, 5/4/2018	884,864
	MRC Global, Inc., Term Loan
369,068	6.000%, 11/8/2019	371,002

	Total	2,594,291

Capital Goods (0.2%)
	ADS Waste Holdings, Term Loan
893,250	4.250%, 10/9/2019	897,877
	Berry Plastics Group, Inc., Term Loan
895,500	3.500%, 2/8/2020	891,864

	Total	1,789,741

Communications Services (1.5%)
	Charter Communications Operating, LLC, Term Loan
538,650	3.000%, 12/31/2020	532,903
	Clear Channel Communications, Inc., Term Loan
227,873	3.818%, 1/29/2016	220,875
672,127	6.918%, 1/30/2019	638,608
	Cumulus Media Holdings, Inc., Term Loan
824,119	4.500%, 9/17/2018	828,857
	Hargray Communications Group, Inc., Term Loan
917,700	4.750%, 6/26/2019	923,050
	Intelsat Jackson Holdings SA, Term Loan
1,051,101	4.250%, 4/2/2018	1,056,136
	Level 3 Communications, Inc., Term Loan
900,000	4.000%, 1/15/2020	903,753
	McGraw-Hill Global Education Holdings, LLC, Term Loan
447,750	9.000%, 3/22/2019	455,308
	NEP Broadcasting, LLC, Term Loan
893,250	4.750%, 1/22/2020	895,483
	TNS, Inc., Term Loan
857,037	5.000%, 2/14/2020	862,034
	Univision Communications, Inc., Term Loan
358,200	4.500%, 2/28/2020	359,916
572,729	4.500%, 3/1/2020	575,472
	Virgin Media Investment Holdings, Ltd., Term Loan
900,000	3.500%, 6/8/2020	899,595
	Visant Corporation, Term Loan
689,445	5.250%, 12/22/2016	676,146
	WideOpenWest Finance, LLC, Term Loan
895,500	4.750%, 4/1/2019	902,592
	Yankee Cable Acquisition, LLC, Term Loan
881,056	5.250%, 3/1/2020	884,774
	Zayo Group, LLC, Term Loan
893,216	4.500%, 7/2/2019	897,128

	Total	12,512,630

Consumer Cyclical (0.6%)
	Bally Technologies, Inc., Term Loan
480,000	0.000%, 7/16/2021[b,c]	481,200
	Burlington Coat Factory Warehouse Corporation, Term Loan
813,520	4.250%, 2/23/2017	818,857
	Cenveo Corporation, Term Loan
458,847	6.250%, 2/13/2017	462,862
	Chrysler Group, LLC, Term Loan
915,318	4.250%, 5/24/2017	923,098
	MGM Resorts International, Term Loan
535,950	3.500%, 12/20/2019	535,087
	ROC Finance, LLC, Term Loan
900,000	5.000%, 6/20/2019	879,750
	Toys R Us, Inc., Term Loan
830,630	5.250%, 5/25/2018	748,863

	Total	4,849,717

Consumer Non-Cyclical (0.6%)
	Albertsons, LLC, Term Loan
1,015,199	4.750%, 3/21/2019	1,017,717
	Biomet, Inc., Term Loan
847,875	3.690%, 7/25/2017	853,352
	CHS/Community Health Systems, Inc., Term Loan
900,000	3.760%, 1/25/2017	902,250
	Michael Foods, Inc., Term Loan
675,655	4.250%, 2/25/2018	679,540
	Roundy’s Supermarkets, Inc., Term Loan
976,012	5.750%, 2/13/2019	963,812
	Van Wagner Communications, LLC, Term Loan
572,125	6.250%, 8/3/2018	580,467

	Total	4,997,138

Energy (0.3%)
	Arch Coal, Inc., Term Loan
883,816	5.750%, 5/16/2018	856,382
	Chesapeake Energy Corporation, Term Loan
1,070,000	5.750%, 12/2/2017	1,092,737
	Offshore Group Investment, Ltd., Term Loan
447,750	5.750%, 3/28/2019	450,410

	Total	2,399,529

Financials (0.1%)
	WaveDivision Holdings, LLC, Term Loan
893,250	4.000%, 10/12/2019	895,483

	Total	895,483

Technology (0.6%)
	BMC Software, Inc., Term Loan
910,000	5.000%, 9/10/2020	918,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (4.8%)[a]	Value
Technology (0.6%) - continued
	First Data Corporation Extended, Term Loan
$900,000	4.170%, 3/23/2018	$900,324
	Freescale Semiconductor, Inc., Term Loan
895,500	5.000%, 3/1/2020	903,165
	Infor US, Inc., Term Loan
555,057	5.250%, 4/5/2018	559,115
	SunGard Data Systems, Inc., Term Loan
873,400	4.500%, 1/31/2020	877,758
258,700	4.000%, 3/8/2020	260,446
	Syniverse Holdings, Inc., Term Loan
345,538	4.000%, 4/23/2019	346,229

	Total	4,765,682

Transportation (0.3%)
	American Airlines, Inc., Term Loan
917,700	4.750%, 6/27/2019	922,481
	American Petroleum Tankers Parent, LLC, Term Loan
410,000	4.750%, 10/2/2019	410,000
	Delta Air Lines, Inc., Term Loan
1,417,375	4.250%, 4/20/2017	1,423,697

	Total	2,756,178

Utilities (0.3%)
	Calpine Corporation, Term Loan
703,699	4.000%, 4/1/2018	706,513
693,000	4.000%, 10/9/2019	696,306
	NGPL PipeCo, LLC, Term Loan
844,225	6.750%, 9/15/2017	788,996

	Total	2,191,815

	Total Bank Loans (cost $39,619,144)	39,752,204

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Asset-Backed Securities (1.0%)
	First Horizon ABS Trust
828,708	0.330%, 10/25/2034[d,e]	684,541
	GMAC Mortgage Corporation Loan Trust
2,165,286	0.350%, 8/25/2035[d,e]	1,804,944
2,394,018	0.350%, 12/25/2036[d,e]	2,044,919
	IndyMac Seconds Asset-Backed Trust
1,432,327	0.340%, 10/25/2036[d,e]	746,009
	Renaissance Home Equity Loan Trust
1,807,820	5.746%, 5/25/2036	1,356,901
1,400,000	6.011%, 5/25/2036	1,020,204

	Total	7,657,518

Basic Materials (4.3%)
	Agrium, Inc.
1,090,000	3.500%, 6/1/2023	1,050,917
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	1,085,000
2,250,000	5.750%, 8/5/2020	2,373,750
	Barrick Gold Corporation
1,080,000	4.100%, 5/1/2023	979,558
	Cliffs Natural Resources, Inc.
1,470,000	4.875%, 4/1/2021	1,445,895
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,526,296
880,000	5.250%, 11/15/2041	892,046
	Freeport-McMoRan Copper & Gold, Inc.
2,525,000	3.100%, 3/15/2020	2,436,514
1,825,000	3.875%, 3/15/2023	1,727,417
	Georgia-Pacific, LLC
1,310,000	5.400%, 11/1/2020[f]	1,481,035
1,100,000	3.734%, 7/15/2023[f]	1,086,770
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[f]	1,730,150
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,100,000	8.875%, 2/1/2018	1,133,000
	Inmet Mining Corporation
1,080,000	7.500%, 6/1/2021[f]	1,144,800
	International Paper Company
750,000	7.300%, 11/15/2039	936,098
	LYB International Finance BV
365,000	4.000%, 7/15/2023	367,516
	LyondellBasell Industries NV
1,830,000	6.000%, 11/15/2021	2,129,212
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,347,484
	Teck Resources, Ltd.
2,130,000	3.750%, 2/1/2023[g]	2,006,626
	Vale Overseas, Ltd.
1,100,000	4.625%, 9/15/2020	1,138,622
	Vale SA
1,070,000	5.625%, 9/11/2042	965,747
	Weyerhaeuser Company
735,000	4.625%, 9/15/2023	765,813
1,430,000	7.375%, 3/15/2032	1,778,119
	Xstrata Finance Canada, Ltd.
1,440,000	2.700%, 10/25/2017[f]	1,446,847
1,440,000	4.250%, 10/25/2022[f]	1,396,751

	Total	35,371,983

Capital Goods (2.3%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[f]	2,241,402
	Case New Holland, Inc.
865,000	7.875%, 12/1/2017	1,023,944
	CNH Capital, LLC
250,000	6.250%, 11/1/2016	274,375
	Eaton Corporation
2,865,000	2.750%, 11/2/2022[f]	2,687,069
	L-3 Communications Corporation
478,000	5.200%, 10/15/2019	521,503
	Masco Corporation
875,000	5.950%, 3/15/2022	927,500
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	421,689
900,000	5.000%, 3/1/2020	988,600
1,300,000	5.250%, 11/15/2021	1,439,469
1,830,000	3.550%, 6/1/2022	1,804,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Capital Goods (2.3%) - continued
	Reynolds Group Issuer, Inc.
$1,060,000	9.875%, 8/15/2019	$1,172,625
	Roper Industries, Inc.
1,515,000	2.050%, 10/1/2018	1,496,056
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,602,257
1,311,000	5.600%, 12/1/2017	1,457,138
	United Rentals North America, Inc.
700,000	5.750%, 7/15/2018	750,750
180,000	6.125%, 6/15/2023	184,950

	Total	18,993,553

Collateralized Mortgage Obligations (0.9%)
	CitiMortgage Alternative Loan Trust
1,434,197	5.750%, 4/25/2037	1,221,874
	Countrywide Alternative Loan Trust
1,854,073	6.000%, 1/25/2037	1,479,819
	HomeBanc Mortgage Trust
1,541,097	2.408%, 4/25/2037	1,070,095
	Wachovia Mortgage Loan Trust, LLC
1,675,932	3.027%, 5/20/2036	1,416,343
	WaMu Mortgage Pass Through Certificates
1,119,134	0.460%, 10/25/2045[e]	1,035,864
	Washington Mutual Alternative Mortgage Pass Through Certificates
2,616,621	0.899%, 2/25/2047[e]	1,726,648

	Total	7,950,643

Commercial Mortgage-Backed Securities (1.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	5.331%, 2/11/2044	2,745,650
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,440,424
	Commercial Mortgage Pass-Through Certificates
1,134,342	0.304%, 12/15/2020[e,f]	1,118,146
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,999,769
	Credit Suisse Mortgage Capital Certificates
1,478,840	0.344%, 10/15/2021[e,f]	1,472,995
2,346,816	5.467%, 9/15/2039	2,568,086

	Total	11,345,070

Communications Services (8.6%)
	AMC Networks, Inc.
350,000	4.750%, 12/15/2022	338,625
	America Movil SAB de CV
2,400,000	1.256%, 9/12/2016[e]	2,420,942
2,570,000	5.000%, 3/30/2020	2,813,505
	American Tower Corporation
2,180,000	4.500%, 1/15/2018	2,345,229
720,000	5.900%, 11/1/2021	784,830
610,000	3.500%, 1/31/2023	562,398
	AT&T, Inc.
1,440,000	1.400%, 12/1/2017	1,420,773
1,830,000	3.000%, 2/15/2022	1,721,399
	CC Holdings GS V, LLC
720,000	3.849%, 4/15/2023	683,535
	CenturyLink, Inc.
900,000	6.150%, 9/15/2019	951,750
1,080,000	5.625%, 4/1/2020	1,097,550
1,400,000	5.800%, 3/15/2022	1,386,000
	Clear Channel Worldwide Holdings, Inc.
1,430,000	6.500%, 11/15/2022	1,501,500
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,298,010
1,100,000	5.700%, 5/15/2018	1,284,635
1,430,000	3.125%, 7/15/2022	1,411,889
1,300,000	6.400%, 5/15/2038	1,577,343
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[f]	1,407,971
1,000,000	3.250%, 12/15/2022[f]	918,425
1,500,000	8.375%, 3/1/2039[f]	1,843,285
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[f]	3,161,913
	DIRECTV Holdings, LLC
3,225,000	5.000%, 3/1/2021	3,381,167
1,095,000	3.800%, 3/15/2022	1,049,904
	Discovery Communications, LLC
1,080,000	4.375%, 6/15/2021	1,139,429
1,075,000	3.300%, 5/15/2022	1,042,003
	Hughes Satellite Systems Corporation
1,780,000	6.500%, 6/15/2019	1,909,050
	Intelsat Jackson Holdings SA
710,000	7.250%, 4/1/2019	765,025
1,100,000	7.500%, 4/1/2021	1,199,000
	NBC Universal Enterprise, Inc.
1,080,000	1.974%, 4/15/2019[f]	1,065,294
	NBCUniversal Media, LLC
2,250,000	5.150%, 4/30/2020	2,572,619
2,490,000	4.375%, 4/1/2021	2,713,490
	News America, Inc.
460,000	4.000%, 10/1/2023[f]	467,396
1,100,000	7.625%, 11/30/2028	1,379,792
1,350,000	6.400%, 12/15/2035	1,542,680
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,511,838
	Qwest Corporation
1,800,000	6.500%, 6/1/2017	2,019,580
	SBA Tower Trust
2,000,000	5.101%, 4/17/2017[f]	2,162,948
	Sprint Nextel Corporation
350,000	7.000%, 3/1/2020[f]	388,500
	Telefonica Emisiones SAU
1,440,000	5.462%, 2/16/2021	1,525,700
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,758,444
	T-Mobile USA, Inc.
730,000	6.633%, 4/28/2021	771,975
	UPCB Finance VI, Ltd.
1,400,000	6.875%, 1/15/2022[f]	1,508,500
	Verizon Communications, Inc.
900,000	3.650%, 9/14/2018	957,198
2,935,000	5.150%, 9/15/2023	3,184,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Communications Services (8.6%) - continued
$1,090,000	6.400%, 9/15/2033	$1,233,748
1,100,000	6.550%, 9/15/2043	1,276,232

	Total	70,457,459

Consumer Cyclical (6.7%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[f]	2,748,106
	Choice Hotels International, Inc.
1,090,000	5.750%, 7/1/2022	1,147,225
	Chrysler Group, LLC
1,100,000	8.000%, 6/15/2019	1,218,250
	Cinemark USA, Inc.
1,090,000	4.875%, 6/1/2023	1,038,225
	Daimler Finance North America, LLC
1,240,000	3.875%, 9/15/2021[f]	1,280,006
	Ford Motor Credit Company, LLC
1,440,000	1.516%, 5/9/2016[e]	1,459,639
1,800,000	3.984%, 6/15/2016	1,917,094
1,750,000	4.250%, 2/3/2017	1,889,613
370,000	6.625%, 8/15/2017	431,792
1,830,000	2.875%, 10/1/2018	1,863,088
1,425,000	4.250%, 9/20/2022	1,466,017
	General Motors Company
1,830,000	3.500%, 10/2/2018[f]	1,866,600
	General Motors Financial Company, Inc.
1,340,000	4.750%, 8/15/2017[f]	1,417,050
	GLP Capital, LP
640,000	4.875%, 11/1/2020[f]	644,800
	Home Depot, Inc.
900,000	2.700%, 4/1/2023	852,890
1,835,000	3.750%, 2/15/2024	1,877,710
	Hyundai Capital America
1,185,000	2.875%, 8/9/2018[f]	1,205,286
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[f]	1,537,397
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	1,872,568
	KIA Motors Corporation
1,740,000	3.625%, 6/14/2016[f]	1,818,439
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,133,000
	Macy’s Retail Holdings, Inc.
1,790,000	7.450%, 7/15/2017	2,125,756
1,930,000	3.875%, 1/15/2022	1,927,456
1,075,000	2.875%, 2/15/2023	976,260
	Marriott International, Inc.
1,750,000	3.000%, 3/1/2019	1,777,977
	QVC, Inc.
1,265,000	4.375%, 3/15/2023	1,202,463
	Royal Caribbean Cruises, Ltd.
710,000	5.250%, 11/15/2022[g]	710,000
	Sheraton Holding Corporation
710,000	7.375%, 11/15/2015	793,953
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,361,186
1,790,000	3.125%, 2/15/2023	1,657,245
	Time Warner, Inc.
1,400,000	7.700%, 5/1/2032	1,789,782
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,127,500
540,000	4.375%, 4/15/2023[g]	508,950
	Toys R Us Property Company II, LLC
1,430,000	8.500%, 12/1/2017	1,476,475
	Viacom, Inc.
2,000,000	4.250%, 9/1/2023	2,043,648
	Western Union Company
1,070,000	2.875%, 12/10/2017	1,105,322
	Wyndham Worldwide Corporation
1,080,000	2.500%, 3/1/2018	1,080,379
730,000	5.625%, 3/1/2021	795,263
1,780,000	4.250%, 3/1/2022	1,774,562

	Total	54,918,972

Consumer Non-Cyclical (7.9%)
	Altria Group, Inc.
905,000	4.750%, 5/5/2021	975,138
1,825,000	4.000%, 1/31/2024	1,831,846
1,500,000	9.950%, 11/10/2038	2,342,455
	Anheuser-Busch InBev Worldwide, Inc.
1,450,000	5.375%, 1/15/2020	1,675,795
1,475,000	5.000%, 4/15/2020	1,677,841
	Biomet, Inc.
1,370,000	6.500%, 8/1/2020	1,455,625
	Boston Scientific Corporation
1,820,000	2.650%, 10/1/2018	1,834,880
	Bunge Limited Finance Corporation
1,470,000	8.500%, 6/15/2019	1,836,236
	Celgene Corporation
1,250,000	1.900%, 8/15/2017	1,260,885
2,230,000	3.950%, 10/15/2020	2,320,210
630,000	4.000%, 8/15/2023	634,876
	ConAgra Foods, Inc.
1,105,000	2.100%, 3/15/2018	1,104,486
1,170,000	3.200%, 1/25/2023	1,116,361
	Edwards Lifesciences Corporation
1,375,000	2.875%, 10/15/2018	1,380,273
	Energizer Holdings, Inc.
800,000	4.700%, 5/24/2022	812,752
	Express Scripts Holding Company
1,265,000	3.125%, 5/15/2016	1,327,511
1,765,000	4.750%, 11/15/2021	1,906,262
	Fresenius Medical Care US Finance, Inc.
710,000	6.500%, 9/15/2018[f]	796,975
	Gilead Sciences, Inc.
1,800,000	4.400%, 12/1/2021	1,944,146
	HCA, Inc.
1,440,000	4.750%, 5/1/2023	1,387,800
	Health Management Associates, Inc.
1,470,000	7.375%, 1/15/2020	1,639,050
	Heineken NV
1,430,000	2.750%, 4/1/2023[f]	1,323,609
	Hospira, Inc.
1,460,000	5.200%, 8/12/2020	1,508,357
	IMS Health, Inc.
730,000	6.000%, 11/1/2020[f]	759,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Consumer Non-Cyclical (7.9%) - continued
	Koninklijke Philips Electronics NV
$1,485,000	3.750%, 3/15/2022	$1,509,149
	Lorillard Tobacco Company
1,830,000	8.125%, 6/23/2019	2,258,061
	Mallinckrodt International Finance SA
1,440,000	3.500%, 4/15/2018[f]	1,437,572
	Mondelez International, Inc.
1,460,000	5.375%, 2/10/2020	1,657,201
	Mylan, Inc.
2,155,000	7.875%, 7/15/2020[f]	2,467,214
	Pernod Ricard SA
2,870,000	5.750%, 4/7/2021[f]	3,216,429
1,090,000	4.450%, 1/15/2022[f]	1,126,755
	Reynolds American, Inc.
1,820,000	3.250%, 11/1/2022	1,719,980
	SABMiller Holdings, Inc.
885,000	2.450%, 1/15/2017[f]	913,895
2,575,000	3.750%, 1/15/2022[f]	2,640,132
	Safeway, Inc.
890,000	5.000%, 8/15/2019	919,632
1,100,000	4.750%, 12/1/2021[g]	1,093,171
	Spectrum Brands Escrow Corporation
840,000	6.375%, 11/15/2020[f]	892,500
	Tenet Healthcare Corporation
550,000	6.000%, 10/1/2020[f]	581,625
	Thermo Fisher Scientific, Inc.
1,450,000	3.600%, 8/15/2021	1,445,723
	Tyson Foods, Inc.
1,795,000	4.500%, 6/15/2022	1,861,704
	Valeant Pharmaceuticals International
1,440,000	6.375%, 10/15/2020[f]	1,537,200
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,731,836
	Whirlpool Corporation
720,000	3.700%, 3/1/2023	706,415
	WM Wrigley Jr. Company
730,000	2.400%, 10/21/2018[f]	737,702

	Total	65,306,465

Energy (7.5%)
	Cameron International Corporation
1,440,000	3.600%, 4/30/2022	1,450,951
	Canadian Oil Sands, Ltd.
1,400,000	4.500%, 4/1/2022[f]	1,424,144
	CNOOC Finance 2013, Ltd.
1,800,000	3.000%, 5/9/2023	1,639,575
	CNPC HK Overseas Capital, Ltd.
1,630,000	5.950%, 4/28/2041[f]	1,806,120
	Concho Resources, Inc.
1,070,000	6.500%, 1/15/2022	1,168,975
	Ecopetrol SA
1,100,000	5.875%, 9/18/2023	1,194,050
	El Paso Pipeline Partners Operating Company, LLC
2,150,000	5.000%, 10/1/2021	2,291,578
	Enbridge Energy Partners, LP
1,270,000	5.200%, 3/15/2020	1,388,833
298,000	4.200%, 9/15/2021	306,364
	Encana Corporation
720,000	5.150%, 11/15/2041	679,649
	Energy Transfer Partners, LP
2,385,000	6.700%, 7/1/2018	2,806,367
	Harvest Operations Corporation
1,080,000	6.875%, 10/1/2017	1,159,650
	Hess Corporation
1,820,000	5.600%, 2/15/2041	1,948,550
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,195,563
	Linn Energy, LLC
1,030,000	7.750%, 2/1/2021	1,063,475
	Lukoil International Finance BV
2,165,000	3.416%, 4/24/2018[f]	2,181,238
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,466,605
1,080,000	2.800%, 11/1/2022	1,018,660
	Marathon Petroleum Corporation
1,080,000	6.500%, 3/1/2041	1,224,444
	Markwest Energy Partners, LP
455,000	6.250%, 6/15/2022	493,675
	MEG Energy Corporation
1,080,000	6.375%, 1/30/2023[f]	1,086,750
	Newfield Exploration Company
625,000	5.625%, 7/1/2024	637,500
	Nexen, Inc.
1,080,000	6.400%, 5/15/2037	1,240,851
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,391,344
	Noble Holding International, Ltd.
1,440,000	3.950%, 3/15/2022[g]	1,427,468
	Petroleos Mexicanos
1,740,000	3.500%, 7/18/2018	1,779,150
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,788,196
1,440,000	3.950%, 7/15/2022	1,467,641
	Range Resources Corporation
720,000	5.000%, 3/15/2023	718,200
	Rowan Companies, Inc.
1,830,000	5.000%, 9/1/2017	1,985,907
1,175,000	4.875%, 6/1/2022	1,214,113
	Southwestern Energy Company
1,500,000	4.100%, 3/15/2022	1,516,544
	Spectra Energy Partners, LP
1,800,000	4.600%, 6/15/2021	1,901,246
	Suncor Energy, Inc.
1,060,000	6.850%, 6/1/2039	1,308,180
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,698,714
	Talisman Energy, Inc.
1,460,000	3.750%, 2/1/2021	1,383,097
	The Williams Companies, Inc.
1,440,000	3.700%, 1/15/2023	1,323,959
	Transocean, Inc.
1,300,000	5.050%, 12/15/2016	1,431,975
1,080,000	7.375%, 4/15/2018	1,263,395
720,000	6.375%, 12/15/2021	811,202
	Valero Energy Corporation
1,080,000	6.625%, 6/15/2037	1,240,059
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,476,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Energy (7.5%) - continued
	Weatherford International, Ltd.
$2,500,000	6.000%, 3/15/2018	$2,819,505

	Total	61,819,500

Financials (29.8%)
	Abbey National Treasury Services plc
1,650,000	3.050%, 8/23/2018	1,708,110
	Aegon NV
1,400,000	2.956%, 7/29/2049[e,h]	1,099,140
	American International Group, Inc.
1,050,000	3.800%, 3/22/2017	1,121,735
2,555,000	3.375%, 8/15/2020	2,599,958
1,750,000	6.400%, 12/15/2020	2,099,472
625,000	4.125%, 2/15/2024	642,514
	American Tower Trust I
1,800,000	1.551%, 3/15/2018[f]	1,765,440
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,963,163
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,629,024
	AXA SA
1,420,000	8.600%, 12/15/2030	1,728,481
	Axis Specialty Finance, LLC
1,430,000	5.875%, 6/1/2020	1,597,280
	Banco do Brasil SA
1,050,000	9.250%, 10/31/2049[f,h]	1,144,500
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
805,000	4.125%, 11/9/2022[f]	769,781
	Bank of America Corporation
1,700,000	5.750%, 12/1/2017	1,943,727
2,160,000	1.320%, 3/22/2018[e]	2,185,050
2,220,000	7.625%, 6/1/2019	2,767,596
1,440,000	3.300%, 1/11/2023	1,382,050
1,100,000	4.100%, 7/24/2023	1,114,638
1,050,000	5.875%, 2/7/2042	1,206,296
	BBVA Bancomer SA/Texas
1,965,000	6.750%, 9/30/2022[f]	2,132,025
	BBVA US Senior SAU
1,440,000	4.664%, 10/9/2015	1,516,173
	Berkshire Hathaway, Inc.
1,785,000	3.750%, 8/15/2021	1,878,043
900,000	3.000%, 2/11/2023	879,038
	Boston Properties, LP
2,250,000	5.875%, 10/15/2019	2,622,267
	BPCE SA
2,185,000	5.700%, 10/22/2023[f]	2,240,870
	Capital One Financial Corporation
1,930,000	6.150%, 9/1/2016	2,164,707
	CIT Group, Inc.
980,000	5.250%, 3/15/2018	1,059,625
	Citigroup, Inc.
1,790,000	6.000%, 8/15/2017	2,058,305
2,170,000	8.500%, 5/22/2019	2,807,717
1,440,000	4.050%, 7/30/2022	1,424,961
2,525,000	3.500%, 5/15/2023	2,343,447
1,465,000	5.500%, 9/13/2025	1,553,624
2,160,000	5.950%, 12/29/2049[h]	2,060,100
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,742,495
700,000	5.875%, 8/15/2020	812,167
	Commerzbank AG
1,465,000	8.125%, 9/19/2023[f]	1,563,888
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
710,000	11.000%, 12/29/2049[f,h]	933,650
	Credit Suisse Group AG
1,110,000	6.500%, 8/8/2023[f]	1,184,814
	CyrusOne, LP
1,080,000	6.375%, 11/15/2022	1,088,100
	DDR Corporation
1,255,000	4.625%, 7/15/2022	1,299,500
	Denali Borrower, LLC
1,100,000	5.625%, 10/15/2020[f]	1,089,000
	Deutsche Bank AG
1,820,000	4.296%, 5/24/2028	1,669,368
	Developers Diversified Realty Corporation
710,000	7.875%, 9/1/2020	881,741
	Discover Bank
1,300,000	7.000%, 4/15/2020	1,534,690
1,095,000	4.200%, 8/8/2023	1,110,432
	Discover Financial Services
1,080,000	6.450%, 6/12/2017	1,232,440
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,725,144
	Essex Portfolio, LP
1,440,000	3.250%, 5/1/2023	1,340,988
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[f]	1,122,152
	Fifth Third Bancorp
1,790,000	0.673%, 12/20/2016[e]	1,769,263
	Fifth Third Capital Trust IV
1,050,000	6.500%, 4/15/2037	1,036,875
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,687,500
	General Electric Capital Corporation
1,775,000	3.800%, 6/18/2019[f]	1,876,988
1,100,000	6.000%, 8/7/2019	1,301,843
900,000	5.300%, 2/11/2021	1,002,288
1,800,000	1.254%, 3/15/2023[e]	1,784,263
925,000	6.750%, 3/15/2032	1,132,334
1,800,000	7.125%, 12/15/2049[h]	2,007,000
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	2,024,344
1,440,000	2.375%, 1/22/2018	1,448,274
1,830,000	2.900%, 7/19/2018	1,868,728
1,600,000	5.375%, 3/15/2020	1,799,448
1,750,000	5.250%, 7/27/2021	1,931,596
740,000	6.750%, 10/1/2037	808,315
	Hartford Financial Services Group, Inc.
1,800,000	5.125%, 4/15/2022	2,013,149
	HBOS Capital Funding, LP
1,100,000	6.071%, 6/29/2049[f,h]	1,094,500
	HCP, Inc.
1,900,000	5.625%, 5/1/2017	2,130,238
1,250,000	2.625%, 2/1/2020	1,208,693
	Health Care REIT, Inc.
720,000	6.125%, 4/15/2020	829,377
1,850,000	4.950%, 1/15/2021	1,991,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Financials (29.8%) - continued
	HSBC Finance Corporation
$1,790,000	6.676%, 1/15/2021	$2,080,295
	HSBC Holdings plc
1,800,000	4.875%, 1/14/2022	1,974,418
1,400,000	4.000%, 3/30/2022	1,449,169
	HSBC USA, Inc.
1,465,000	2.625%, 9/24/2018	1,505,270
1,100,000	5.000%, 9/27/2020	1,193,715
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,966,785
	Icahn Enterprises, LP
340,000	8.000%, 1/15/2018	356,575
1,460,000	6.000%, 8/1/2020[f]	1,496,500
	INB Bank NV
1,835,000	5.800%, 9/25/2023[f]	1,924,480
	ING Bank NV
1,080,000	3.750%, 3/7/2017[f]	1,142,186
	ING US, Inc.
540,000	5.650%, 5/15/2053	513,882
990,000	2.900%, 2/15/2018	1,010,355
1,785,000	5.500%, 7/15/2022	1,960,178
	International Lease Finance Corporation
1,050,000	4.875%, 4/1/2015	1,090,688
900,000	5.750%, 5/15/2016	961,875
720,000	2.204%, 6/15/2016[e]	723,600
1,125,000	6.750%, 9/1/2016[f]	1,250,156
	Intesa Sanpaolo SPA
2,190,000	3.875%, 1/15/2019[c]	2,198,697
	J.P. Morgan Chase & Company
2,160,000	1.138%, 1/25/2018[e]	2,176,351
1,800,000	3.375%, 5/1/2023	1,687,003
1,850,000	5.500%, 10/15/2040	2,016,102
1,150,000	5.150%, 5/29/2049[h]	1,040,750
1,440,000	6.000%, 12/29/2049[g,h]	1,393,200
	J.P. Morgan Chase Bank NA
1,420,000	6.000%, 10/1/2017	1,636,909
	LBG Capital No. 1 plc
1,100,000	8.000%, 12/29/2049[f,h]	1,168,750
	Liberty Mutual Group, Inc.
1,080,000	5.000%, 6/1/2021[f]	1,165,050
1,965,000	4.950%, 5/1/2022[f]	2,077,465
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	2,030,046
1,125,000	4.750%, 10/1/2020	1,206,252
	Lincoln National Corporation
1,640,000	4.000%, 9/1/2023	1,662,097
	Macquarie Bank, Ltd.
1,785,000	5.000%, 2/22/2017[f]	1,957,431
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,316,027
2,000,000	7.750%, 5/14/2038	2,554,936
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[f]	345,750
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[f]	969,375
	Mizuho Corporate Bank, Ltd.
1,775,000	2.550%, 3/17/2017[f]	1,812,960
1,440,000	3.500%, 3/21/2023[f]	1,394,798
	Morgan Stanley
1,420,000	5.375%, 10/15/2015	1,532,247
2,270,000	6.625%, 4/1/2018	2,662,297
1,805,000	2.125%, 4/25/2018[g]	1,794,612
1,820,000	5.625%, 9/23/2019	2,076,802
1,600,000	5.500%, 1/26/2020	1,805,814
1,795,000	4.875%, 11/1/2022	1,847,879
	Murray Street Investment Trust I
700,000	4.647%, 3/9/2017	761,061
	Nationwide Building Society
1,600,000	6.250%, 2/25/2020[f]	1,836,928
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[f]	1,927,854
	Omega Healthcare Investors, Inc.
1,640,000	5.875%, 3/15/2024	1,681,000
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,734,546
	PNC Bank NA
1,820,000	4.200%, 11/1/2025	1,839,865
	Preferred Term Securities XXIII, Ltd.
2,345,199	0.454%, 12/22/2036[e,i]	1,741,873
	ProLogis, LP
1,800,000	6.875%, 3/15/2020	2,146,702
	Prudential Financial, Inc.
825,000	6.200%, 11/15/2040	975,508
1,070,000	5.875%, 9/15/2042	1,086,050
1,435,000	5.625%, 6/15/2043	1,429,619
	QBE Capital Funding III, Ltd.
1,260,000	7.250%, 5/24/2041[f]	1,326,150
	Rabobank Capital Funding Trust II
1,249,000	5.260%, 12/29/2049[f,h]	1,253,122
	RBS Capital Trust III
1,260,000	5.512%, 9/29/2049[g,h]	1,197,000
	Regions Bank
1,090,000	7.500%, 5/15/2018	1,296,817
	Reinsurance Group of America, Inc.
1,030,000	5.625%, 3/15/2017	1,143,703
1,070,000	6.450%, 11/15/2019	1,257,271
1,465,000	4.700%, 9/15/2023	1,530,428
	Royal Bank of Scotland Group plc
1,460,000	6.990%, 10/29/2049[f,h]	1,529,350
	Santander Holdings USA, Inc.
2,145,000	3.000%, 9/24/2015	2,208,760
	Santander UK plc
540,000	5.000%, 11/7/2023[c,f,j]	538,277
	Simon Property Group, LP
750,000	10.350%, 4/1/2019	1,030,044
575,000	2.750%, 2/1/2023	541,046
	SLM Corporation
1,370,000	6.250%, 1/25/2016	1,491,588
2,485,000	6.000%, 1/25/2017	2,702,438
576,000	4.625%, 9/25/2017	597,600
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[f,h]	2,769,000
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,601,617
	U.S. Bank National Association
1,800,000	3.778%, 4/29/2020	1,874,032
	Union Bank NA
1,465,000	2.625%, 9/26/2018	1,499,258
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,425,923
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,836,833
	Unum Group
1,500,000	7.125%, 9/30/2016	1,714,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Financials (29.8%) - continued
	Ventas Realty, LP
$1,800,000	4.000%, 4/30/2019	$1,908,086
1,080,000	2.700%, 4/1/2020	1,047,786
	Vesey Street Investment Trust I
700,000	4.404%, 9/1/2016	755,627
	WEA Finance, LLC
720,000	6.750%, 9/2/2019[f]	863,662
1,710,000	7.125%, 10/12/2019[f]	2,049,375
	WellPoint, Inc.
1,450,000	4.650%, 1/15/2043	1,358,418
	Wells Fargo & Company
1,715,000	3.450%, 2/13/2023	1,631,785
1,780,000	7.980%, 2/28/2049[h]	2,006,950
	ZFS Finance USA Trust II
1,500,000	6.450%, 12/15/2065[f]	1,605,000

	Total	245,169,069

Foreign Government (1.7%)
	Brazilian Government International Bond
1,275,000	4.250%, 1/7/2025[c]	1,245,675
	Colombia Government International Bond
1,780,000	2.625%, 3/15/2023	1,610,010
	Corporacion Andina de Fomento
1,226,000	4.375%, 6/15/2022	1,242,800
	Costa Rica Government International Bond
1,440,000	4.375%, 4/30/2025[f]	1,324,800
	Eksportfinans ASA
1,750,000	2.375%, 5/25/2016	1,705,375
	Export-Import Bank of Korea
1,420,000	4.375%, 9/15/2021	1,512,402
	Korea Development Bank
1,500,000	4.375%, 8/10/2015	1,584,012
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	2,085,875
2,020,000	4.000%, 10/2/2023	2,051,310

	Total	14,362,259

Mortgage-Backed Securities (3.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,350,000	3.000%, 12/1/2028[c]	3,463,062
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,300,000	3.500%, 11/1/2043[c]	3,372,703
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,450,000	2.500%, 11/1/2028[c]	1,465,180
700,000	3.500%, 11/1/2028[c]	739,102
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
7,275,000	3.500%, 11/1/2043[c]	7,461,422
10,550,000	4.000%, 11/1/2043[c]	11,113,766
4,075,000	4.500%, 11/1/2043[c]	4,362,160

	Total	31,977,395

Technology (1.2%)
	Apple, Inc.
1,800,000	2.400%, 5/3/2023	1,644,881
	Computer Sciences Corporation
1,250,000	2.500%, 9/15/2015	1,280,110
	Hewlett-Packard Company
1,410,000	4.650%, 12/9/2021	1,427,664
	Motorola Solutions, Inc.
2,500,000	3.750%, 5/15/2022	2,407,295
	Oracle Corporation
1,800,000	2.500%, 10/15/2022	1,687,459
460,000	3.625%, 7/15/2023	464,174
	Xerox Corporation
750,000	6.400%, 3/15/2016	833,880

	Total	9,745,463

Transportation (3.3%)
	American Airlines Pass Through Trust
1,460,000	4.950%, 1/15/2023[f]	1,503,800
1,440,000	4.000%, 7/15/2025[f]	1,378,800
	Avis Budget Group, Inc.
1,080,000	5.500%, 4/1/2023	1,058,400
	British Airways plc
2,520,000	4.625%, 6/20/2024[f]	2,620,800
	Canadian Pacific Railway Company
1,440,000	7.125%, 10/15/2031	1,763,459
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[f]	1,339,000
574,667	7.250%, 11/10/2019	655,120
785,000	4.000%, 10/29/2024	774,010
	CSX Corporation
1,275,000	3.700%, 11/1/2023	1,272,515
1,107,000	6.220%, 4/30/2040	1,286,717
	Delta Air Lines, Inc.
1,149,842	4.950%, 5/23/2019	1,233,206
689,469	4.750%, 5/7/2020	727,390
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[f]	2,289,186
1,085,000	4.500%, 8/16/2021[f]	1,143,668
	Hertz Corporation
1,430,000	6.750%, 4/15/2019	1,542,612
	Kansas City Southern de Mexico SA de CV
1,080,000	2.350%, 5/15/2020	1,030,045
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017	1,035,787
	Navios South American Logistics, Inc.
270,000	9.250%, 4/15/2019	292,275
	Penske Truck Leasing Company, LP
1,055,000	2.500%, 3/15/2016[f]	1,078,232
	US Airways Pass Through Trust
1,800,000	3.950%, 11/15/2025	1,706,625
	Virgin Australia Holdings, Ltd.
1,640,000	5.000%, 10/23/2023[f]	1,681,000

	Total	27,412,647

U.S. Government and Agencies (4.0%)
	U.S. Treasury Bonds
980,000	3.125%, 11/15/2041	893,944
3,920,000	3.000%, 5/15/2042	3,475,323

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
U.S. Government and Agencies (4.0%) - continued
	U.S. Treasury Notes
$3,590,000	2.875%, 3/31/2018	$3,859,530
368,000	1.000%, 5/31/2018	365,038
2,840,000	3.625%, 2/15/2020	3,169,264
3,980,000	2.625%, 11/15/2020	4,161,898
2,000,000	2.125%, 8/15/2021	1,996,876
4,410,000	2.000%, 2/15/2022	4,319,732
3,759,500	1.750%, 5/15/2023	3,511,313
2,940,000	2.500%, 8/15/2023	2,928,975
	U.S. Treasury Notes, TIPS
3,662,865	0.625%, 7/15/2021	3,827,127

	Total	32,509,020

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
1,450,000	5.250%, 11/15/2022, Ser. A, AMT	1,646,881

	Total	1,646,881

Utilities (7.8%)
	Access Midstream Partners, LP
1,080,000	4.875%, 5/15/2023	1,074,600
	AES Corporation
526,000	7.750%, 10/15/2015	585,175
	Ameren Illinois Company
1,800,000	6.125%, 11/15/2017	2,082,852
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,342,476
	Arizona Public Service Company
1,620,000	8.750%, 3/1/2019	2,103,596
	Atlas Pipeline Partners, LP
720,000	4.750%, 11/15/2021[f]	676,800
	Buckeye Partners, LP
1,090,000	4.150%, 7/1/2023	1,074,302
	Calpine Corporation
1,090,000	5.875%, 1/15/2024[f]	1,092,725
	Cleveland Electric Illuminating Company
554,000	5.700%, 4/1/2017	610,735
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,170,872
	DCP Midstream Operating, LP
1,440,000	3.875%, 3/15/2023	1,343,193
	DCP Midstream, LLC
1,000,000	5.850%, 5/21/2043[f]	935,000
	DPL, Inc.
1,770,000	6.500%, 10/15/2016	1,907,175
	DTE Energy Company
1,960,000	6.375%, 4/15/2033	2,274,852
	El Paso Pipeline Partners Operating Company, LLC
720,000	4.700%, 11/1/2042	635,457
	Electricite de France SA
1,800,000	5.250%, 1/29/2049[f,h]	1,769,400
	Energy Transfer Partners, LP
1,995,000	4.650%, 6/1/2021	2,089,128
1,000,000	5.200%, 2/1/2022	1,076,161
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,547,000
1,070,000	6.650%, 4/15/2018	1,267,002
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	655,951
1,500,000	4.000%, 10/1/2020	1,510,470
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,252,091
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[f]	2,228,480
1,830,000	4.050%, 7/1/2023	1,830,895
	Kinder Morgan Energy Partners, LP
710,000	6.850%, 2/15/2020	852,116
1,450,000	5.800%, 3/1/2021	1,643,340
1,110,000	4.150%, 2/1/2024	1,103,238
1,065,000	5.000%, 8/15/2042	1,008,063
	Markwest Energy Partners, LP
709,000	6.500%, 8/15/2021	769,265
	National Rural Utilities Cooperative Finance Corporation
1,440,000	4.750%, 4/30/2043	1,344,600
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,169,516
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,982,902
1,800,000	5.450%, 9/15/2020	2,013,145
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,114,466
	Ohio Power Company
1,600,000	6.050%, 5/1/2018	1,855,173
	ONEOK Partners, LP
365,000	3.200%, 9/15/2018	377,619
1,100,000	5.000%, 9/15/2023[g]	1,175,590
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,482,378
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,714,929
	PPL Energy Supply, Inc.
1,100,000	4.600%, 12/15/2021	1,082,171
	PSEG Power, LLC
700,000	5.320%, 9/15/2016	773,848
	Southern California Edison Company
1,415,000	6.250%, 8/1/2049[h]	1,478,675
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,436,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,960,109
	Spectra Energy Partners, LP
735,000	2.950%, 9/25/2018	751,865

	Total	64,225,396

	Total Long-Term Fixed Income (cost $735,137,462)	760,869,293

Shares	Preferred Stock (1.5%)	Value
Financials (1.5%)
52,000	Annaly Capital Management, Inc., 7.500%[h]	1,242,800
12,500	Cobank ACB, 6.250%[f,h]	1,238,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Shares	Preferred Stock (1.5%)	Value
Financials (1.5%) - continued
36,000	DDR Corporation, 6.250%[h]	$754,920
72,000	Discover Financial Services,
	6.500%[h]	1,722,240
43,750	HSBC Holdings plc, 8.000%[h]	1,196,562
51,800	Morgan Stanley, 7.125%[h,k]	1,344,210
36,389	RBS Capital Funding Trust VII,
	6.080%[h]	796,919
44,925	The Allstate Corporation, 5.100%	1,085,388
54,060	The Goldman Sachs Group, Inc.,
	5.500%[h]	1,234,190
16,125	U.S. Bancorp, 6.500%[h]	432,473
58,500	Wells Fargo & Company, 5.850%[h]	1,422,720

	Total	12,470,703

	Total Preferred Stock (cost $12,800,604)	12,470,703

Shares	Collateral Held for Securities Loaned (1.7%)	Value
14,088,307	Thrivent Cash Management Trust	14,088,307

	Total Collateral Held for Securities Loaned (cost $14,088,307)	14,088,307

Shares or Principal Amount	Short-Term Investments (4.2%)	Value
	Federal Home Loan Bank Discount Notes
900,000	0.093%, 11/22/2013[l,m]	899,951
	Federal National Mortgage Association Discount Notes
200,000	0.100%, 12/4/2013[l,m]	199,982
	Thrivent Cash Management Trust
32,571,966	0.070%	32,571,966
	U.S. Treasury Bills
500,000	0.070%, 4/24/2014[l,n]	499,831

	Total Short-Term Investments (at amortized cost)	34,171,730

	Total Investments (cost $835,817,247) 104.7%	$861,352,237

	Other Assets and Liabilities, Net (4.7%)	(38,566,652)

	Total Net Assets 100.0%	$822,785,585

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $137,798,140 or 16.7% of total net assets.

g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$2,345,199

j	Security is fair valued.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2013, $699,955 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At October 31, 2013, $299,899 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

AMT	- Subject to Alternative Minimum Tax
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	- Revenue
Ser.	- Series
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$38,220,202
Gross unrealized depreciation	(12,735,905)

Net unrealized appreciation (depreciation)	$25,484,297

Cost for federal income tax purposes	$835,867,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,594,291	–	2,594,291	–
Capital Goods	1,789,741	–	1,789,741	–
Communications Services	12,512,630	–	12,512,630	–
Consumer Cyclical	4,849,717	–	4,849,717	–
Consumer Non-Cyclical	4,997,138	–	4,997,138	–
Energy	2,399,529	–	2,399,529	–
Financials	895,483	–	895,483	–
Technology	4,765,682	–	4,765,682	–
Transportation	2,756,178	–	2,756,178	–
Utilities	2,191,815	–	2,191,815	–

Long-Term Fixed Income
Asset-Backed Securities	7,657,518	–	7,657,518	–
Basic Materials	35,371,983	–	35,371,983	–
Capital Goods	18,993,553	–	18,993,553	–
Collateralized Mortgage Obligations	7,950,643	–	7,950,643	–
Commercial Mortgage-Backed Securities	11,345,070	–	11,345,070	–
Communications Services	70,457,459	–	70,457,459	–
Consumer Cyclical	54,918,972	–	54,918,972	–
Consumer Non-Cyclical	65,306,465	–	65,306,465	–
Energy	61,819,500	–	61,819,500	–
Financials	245,169,069	–	243,427,196	1,741,873
Foreign Government	14,362,259	–	14,362,259	–
Mortgage-Backed Securities	31,977,395	–	31,977,395	–
Technology	9,745,463	–	9,745,463	–
Transportation	27,412,647	–	27,412,647	–
U.S. Government and Agencies	32,509,020	–	32,509,020	–
U.S. Municipals	1,646,881	–	1,646,881	–
Utilities	64,225,396	–	64,225,396	–

Preferred Stock
Financials	12,470,703	11,232,422	1,238,281	–
Collateral Held for Securities Loaned	14,088,307	14,088,307	–	–
Short-Term Investments	34,171,730	32,571,966	1,599,764	–

Total	$861,352,237	$57,892,695	$801,717,669	$1,741,873

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,358,976	1,358,976	–	–
Credit Default Swaps	13,918	–	13,918	–

Total Asset Derivatives	$1,372,894	$1,358,976	$13,918	$–

Liability Derivatives
Futures Contracts	2,645,972	2,645,972	–	–

Total Liability Derivatives	$2,645,972	$2,645,972	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2013	$34,056,879	$34,165,391	$108,512
5-Yr. U.S. Treasury Bond Futures	(335)	December 2013	(40,049,799)	(40,765,312)	(715,513)
10-Yr. U.S. Treasury Bond Futures	(585)	December 2013	(72,574,778)	(74,505,237)	(1,930,459)
30-Yr. U.S. Treasury Bond Futures	360	December 2013	47,282,036	48,532,500	1,250,464
Total Futures Contracts					($1,286,996)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Buy	12/20/2018	$5,500,000	$13,918	$13,918
Total Credit Default Swaps				$13,918	$13,918

1

As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,358,976
Total Interest Rate Contracts		1,358,976

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	13,918
Total Credit Contracts		13,918

Total Asset Derivatives		$1,372,894

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,645,972
Total Interest Rate Contracts		2,645,972

Total Liability Derivatives		$2,645,972

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(328,413)

Total Interest Rate Contracts		(328,413)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,371,080)

Total Credit Contracts		(1,371,080)

Total		($1,699,493)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(976,799)

Total Interest Rate Contracts		(976,799)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	264,971

Total Credit Contracts		264,971

Total		($711,828)

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$220,150,751	25.6%	N/A	N/A
Credit Contracts	N/A	N/A	$3,037,863	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust- Collateral Investment	$7,306,530	$107,858,677	$101,076,900	14,088,307	$14,088,307	$21,156
Cash Management Trust- Short Term Investment	67,355,631	203,765,182	238,548,847	32,571,966	32,571,966	48,048
Total Value and Income Earned	74,662,161				46,660,273	69,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Alabama (0.1%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,795,740

	Total	1,795,740

Alaska (0.3%)
	Valdez, AK Marine Terminal Rev. (Exxon Pipeline Company)
2,330,000	0.070%, 10/1/2025[b]	2,330,000
	Valdez, AK Marine Terminal Rev. (ExxonMobil)
1,650,000	0.070%, 12/1/2029[b]	1,650,000

	Total	3,980,000

Arizona (1.1%)
	Arizona Health Fac. Auth. Rev. (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,012,240
1,200,000	5.000%, 4/1/2018	1,214,388
	Arizona Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. A	1,583,820
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,500,000	5.000%, 5/15/2031	2,539,875
1,000,000	5.000%, 5/15/2035	1,003,300
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,135,710
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. A	3,181,635
	Phoenix, AZ Civic Improvement Corporation Airport Rev. Refg.
3,000,000	5.000%, 7/1/2021, AMT	3,445,170
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
700,000	5.000%, 7/1/2038, AMT	674,968

	Total	15,791,106

Arkansas (0.3%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
2,975,000	4.000%, 11/1/2027, Ser. 2011	3,114,944
1,000,000	4.125%, 11/1/2031, Ser. 2011	1,039,090

	Total	4,154,034

California (12.8%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,623,870
	Beverly Hills Unified School District, Los Angeles County, CA G.O.
10,000,000	Zero Coupon, 8/1/2031	4,207,800
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	7,215,840
	California G.O. Refg.
2,765,000	5.000%, 9/1/2015	2,999,914
	California Health Fac. Financing Auth. Rev.
3,840,000	1.450%, 8/15/2033, Ser. Ab	3,860,122
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Rev. (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	6,109,600
	California Infrastructure and Economic Development Bank Rev. (California Independent System Operator Corporation)
3,025,000	6.250%, 2/1/2039, Ser. Aa	3,250,151
	California Municipal Finance Auth. Ref. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034	1,550,640
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,250,000	5.000%, 10/1/2042	1,163,387
	California State Department of Water Resources Supply Rev.
6,250,000	5.000%, 5/1/2016, Ser. M	6,967,937
	California Various Purpose G.O.
2,000,000	5.250%, 11/1/2021[a]	2,000,000
6,065,000	5.500%, 4/1/2024	7,006,045
10,000	5.250%, 4/1/2029	10,173
3,990,000	5.250%, 4/1/2029[a]	4,072,314
10,000,000	5.250%, 3/1/2038	10,414,500
10,000,000	6.000%, 4/1/2038	11,400,700
5,000,000	6.000%, 11/1/2039	5,754,550
	California Various Purpose G.O. (NATL-RE Insured)
300,000	6.000%, 8/1/2016[c]	304,188
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,179,805
	Contra Costa County, CA Home Mortgage Rev. (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,c]	4,174,516
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Ac	10,526,800
	El Camino Community College District G.O. (Election of 2002)
6,480,000	Zero Coupon, 8/1/2034, Ser. C	2,230,157
	Foothill-De Anza CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. C	5,194,650
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ac	477,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
California (12.8%) - continued
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
$10,050,000	6.000%, 8/1/2033, Ser. A	$11,446,246
	Los Angeles Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,160,480
	Los Angeles Unified School District, Los Angeles County, CA G.O.
5,000,000	5.000%, 1/1/2034, Ser. I	5,214,550
	Pittsburg, CA Redevelopment Agency Tax Allocation (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	3,007,500
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA Collateralized)
3,030,000	7.600%, 5/1/2023, Ser. Aa,c	3,910,124
	San Bernardino, CA Single Family Mortgage Rev. Refg. (FHA/VA MTGS GNMA Collateralized)
1,080,000	7.500%, 5/1/2023, Ser. Aa,c	1,393,978
	San Diego Community College District, San Diego County, CA G.O. (AGM Insured)
10,000,000	5.000%, 5/1/2030[a,c]	10,708,600
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030	5,213,300
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ad	7,627,700
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,410,080
7,030,000	6.000%, 5/1/2039, Ser. E	7,904,462
	San Jose, CA Redevelopment Agency Tax Allocation Refg. (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Ser. Ac	2,820,665
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	3,133,700
	Tuolumne Wind Project Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. A	2,203,740
	University of California General Rev.
5,000,000	5.250%, 5/15/2039, Ser. O	5,271,650

	Total	190,122,394

Colorado (3.9%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Facility)
500,000	5.000%, 6/1/2019	542,930
200,000	5.000%, 6/1/2021	214,706
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Ser. A	434,221
1,000,000	5.375%, 6/15/2038, Ser. A	903,460
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	885,220
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	2,725,620
	Colorado Health Fac. Auth. Health Fac. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,196,468
1,000,000	6.125%, 6/1/2038, Ser. Aa	1,033,810
500,000	5.625%, 6/1/2043	505,320
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,066,960
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P
1,180,000	5.500%, 11/1/2027	1,322,709
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P.
405,000	5.500%, 11/1/2027[a]	493,035
	Denver, CO Airport System Rev. (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Ser. Ac	5,360,700
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,069,900
2,000,000	5.250%, 12/1/2031, Ser. A	2,019,660
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, CO G.O. Refg. (AGM Insured)
10,000,000	5.000%, 12/15/2016, Ser. Ac	10,906,100
	Larimer County, CO Poudre School District R-1 G.O. Improvement (NATL-RE-IBC Insured)
2,620,000	7.000%, 12/15/2016[c]	2,904,323
	Northwest Parkway Public Highway Auth. Rev. (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Ser. Ca,c	4,527,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (3.9%) - continued
	Plaza Metropolitan District No. 1 Revenue Refg. (City of Lakewood)
$1,000,000	5.000%, 12/1/2021	$1,042,430
500,000	5.000%, 12/1/2022	517,685
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. A	1,373,662
9,790,000	5.000%, 6/1/2033	10,377,890

	Total	58,424,529

District of Columbia (1.2%)
	District of Columbia Income Tax Secured Rev. Refg.
2,325,000	5.000%, 12/1/2017, Ser. A	2,696,186
5,225,000	5.000%, 12/1/2028, Ser. C	5,746,246
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Rev.
3,065,000	6.250%, 5/15/2024	3,080,969
	Metropolitan Washington DC Airports Auth. Airport System Rev.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,079,260

	Total	17,602,661

Florida (4.5%)
	Broward County, FL Water and Sewer Utility Rev.
3,115,000	5.250%, 10/1/2034, Ser. A	3,357,191
	CityPlace Community Development District Special Assessment and Rev. Refg.
500,000	5.000%, 5/1/2017	547,155
2,000,000	5.000%, 5/1/2026	2,150,220
	County of Broward, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
575,000	5.000%, 4/1/2021, Ser. A, AMT[c]	639,538
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	670,570
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	756,679
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. C	1,548,660
	Gulf Breeze FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,067,026
	Hillsborough County, FL Community Investment Tax Refg. Rev.
4,025,000	5.000%, 11/1/2017, Ser. B	4,607,136
	Jacksonville FL Port Auth. Rev.
2,265,000	5.000%, 11/1/2038, Ser. A, AMT	2,242,667
	Leon County Educational Fac. Auth. C.O.P. (Southgate Residence Hall)
1,145,000	8.500%, 9/1/2017[a]	1,476,214
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. B	7,872,900
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
8,000,000	5.500%, 10/1/2041, Ser. A	8,389,360
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[c]	2,077,780
	Orange County Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Ser. Ac	3,226,608
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,276,732
	Orange County, Orlando Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. A	3,780,432
4,095,000	5.000%, 7/1/2035, Ser. C	4,201,920
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. A	6,584,754
	Tallahassee, FL Consolidated Utility Systems Rev.
4,535,000	5.000%, 10/1/2032	4,861,611

	Total	66,335,153

Georgia (1.3%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,018,710
500,000	5.000%, 1/1/2034, Ser. C, AMT	507,665
500,000	5.000%, 1/1/2037, Ser. C, AMT	504,635
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
1,500,000	6.100%, 10/1/2019[a,c]	1,775,430
	Burke County Development Auth. Pollution Control Rev. (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Ser. C	6,290,580
	Chatham County Hospital Auth., Savannah, GA Hospital Rev. Improvement (Memorial Health University Medical Center, Inc.)
1,560,000	5.750%, 1/1/2029, Ser. Aa	1,573,385
	Cherokee County, GA Water and Sewerage (NATL-RE Insured)
4,875,000	5.500%, 8/1/2018[c]	5,389,849

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Georgia (1.3%) - continued
	Milledgeville and Baldwin County Development Auth. Rev. (Georgia College and State University Foundation Property III, LLC Student Housing System)
$2,500,000	5.500%, 9/1/2024[a]	$2,633,525

	Total	19,693,779

Hawaii (1.6%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,259,974
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	998,180
5,395,000	5.250%, 11/15/2037	5,315,262
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,423,300
	Honolulu, HI Board of Water Supply Water System Rev. (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Ser. Ac	5,202,550
	Honolulu, HI G.O. (NATL-RE-IBC Insured)
2,555,000	6.250%, 4/1/2014, Ser. Ac	2,618,160

	Total	23,817,426

Illinois (8.5%)
	Broadview, Cook County, IL Tax Increment Rev Rev.
685,000	5.375%, 7/1/2015	685,370
	Chicago Metropolitan Water Reclamation District G.O. Refg.
7,950,000	5.250%, 12/1/2032, Ser. C	8,805,022
	Chicago Tax Increment Allocation (Near South Redevelopment) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Ser. Ac	6,915,600
	Chicago, IL Midway Airport Rev.
2,000,000	5.000%, 1/1/2034, Ser. Bb	2,098,260
	Cook County, IL Community Consolidated School District No. 15 Limited Tax Capital Appreciation School G.O. (NATL-RE Insured)
1,000,000	Zero Coupon, 12/1/2014[a,c]	976,710
	Cook County, IL School District No. 99 (Cicero) G.O. School (NATL-RE Insured)
1,565,000	8.500%, 12/1/2014[c]	1,675,818
1,815,000	8.500%, 12/1/2016[c]	2,151,047
	Illinois Educational Fac. Auth. Rev. (Northwestern University)
4,900,000	5.250%, 11/1/2032[a,b]	5,382,650
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. A	4,496,599
	Illinois Finance Auth. Rev. (Northwestern Memorial HealthCare)
1,630,000	5.000%, 8/15/2037	1,634,466
	Illinois Finance Auth. Rev. (Rush University Medical Center)
5,000,000	7.250%, 11/1/2038, Ser. A	5,814,200
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
2,390,000	5.000%, 3/1/2034, Ser. A	2,470,352
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Bc	2,071,591
	Illinois G.O.
5,000,000	5.000%, 3/1/2027	5,023,300
1,000,000	5.500%, 7/1/2033	1,014,890
1,750,000	5.500%, 7/1/2038	1,742,843
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
2,045,000	6.000%, 4/1/2018, Ser. Cc	2,305,962
	Illinois Health Fac. Auth. Rev. Refg. (Thorek Hospital and Medical Center)
2,620,000	5.250%, 8/15/2018	2,627,441
	Illinois Sales Tax Rev. (Build Illinois )
2,000,000	5.000%, 6/15/2028[a]	2,058,480
	Illinois Sales Tax Rev. (Build Illinois Bonds) (NATL-RE Insured)
7,975,000	5.750%, 6/15/2018, 2nd Ser.[c]	9,491,207
	Joliet Regional Port District, IL Marine Terminal Rev. Refg. (Exxon)
4,000,000	0.070%, 10/1/2024[b]	4,000,000
	McHenry and Lake Counties G.O. School (AGM Insured)
840,000	9.000%, 12/1/2017[c]	998,088
2,195,000	9.000%, 12/1/2017[a,c]	2,653,009
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
885,000	5.500%, 6/15/2015, Ser. Ac	944,357
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	14,188,750
7,000,000	5.500%, 6/15/2020, Ser. Bc	7,766,640
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	1,953,403
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,213,200
	Railsplitter Tobacco Settlement Auth. Tobacco Settlement Rev.
6,340,000	5.000%, 6/1/2017	7,083,111
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
2,780,000	6.700%, 11/1/2021, Ser. Ac	3,263,442
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,981,450
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. A	2,724,625

	Total	126,211,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Indiana (2.3%)
	East Chicago Elementary School Building Corporation, Lake County, IN First Mortgage Refg.
$475,000	6.250%, 1/5/2016	$497,467
	Indiana Bond Bank Special Program (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. D	7,420,070
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. A	1,650,585
	Indiana Finance Auth. Private Activity (Ohio River Bridges East End Crossing)
1,000,000	5.000%, 1/1/2019, Ser. B, AMT	1,062,850
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Ec	454,649
	Indiana Municipal Power Agency Power Supply System Rev.
4,155,000	5.000%, 1/1/2042, Ser. A	4,194,182
	Indiana Municipal Power Agency Rev.
1,750,000	5.250%, 1/1/2034, Ser. Ae	1,844,745
	Indiana Transportation Finance Auth. Highway Rev.
160,000	6.800%, 12/1/2016, Ser. A	175,077
	Indiana Transportation Finance Auth. Highway Rev. (NATL-RE- IBC Insured)
1,520,000	7.250%, 6/1/2015, Ser. Ac	1,624,333
	Indianapolis Local Public Improvement Bond Bank Rev. (Waterworks)
5,000,000	5.750%, 1/1/2038, Ser. A	5,319,850
	Knox County, IN Economic Development Rev. and Refg.
2,850,000	5.000%, 4/1/2037, Ser. A	2,788,297
6,965,000	5.000%, 4/1/2042, Ser. A	6,699,146

	Total	33,731,251

Iowa (0.6%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029	3,295,999
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,314,523
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Ser. A	3,738,427

	Total	8,348,949

Kansas (0.2%)
	Kansas Development Finance Auth. Rev.
3,500,000	5.000%, 5/15/2030, Ser. S	3,505,740
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
65,000	6.700%, 6/1/2029, Ser. A-2[c]	65,222

	Total	3,570,962

Kentucky (1.4%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
8,615,000	6.375%, 6/1/2040, Ser. A	9,088,739
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. A	5,492,950
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
2,500,000	5.250%, 10/1/2035, Ser. Ac	2,656,700
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,884,654

	Total	21,123,043

Louisiana (2.3%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. Ae	5,045,100
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	439,833
1,520,000	5.000%, 11/1/2031	1,607,917
	Louisiana Public Fac. Auth. Rev. (Tulane University of Louisiana)
1,000,000	5.000%, 10/1/2037	1,027,140
	Louisiana Public Fac. Auth. Rev. (University of New Orleans Research and Technology Foundation, Inc.-Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[c]	4,914,349
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. B	5,324,400
7,000,000	5.000%, 5/1/2045, Ser. B	7,206,920
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,103,140
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
750,000	5.000%, 4/1/2030, Ser. B, AMT	743,340
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,484,460
	Tobacco Settlement Financing Corporation Rev.
3,620,000	5.000%, 5/15/2024, Ser. A	3,752,601

	Total	33,649,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Maryland (0.1%)
	Morgan State University Academic Fees and Auxiliary Fac. Fees Rev. Refg. (NATL-RE Insured)
$1,965,000	6.050%, 7/1/2015[c]	$2,031,948

	Total	2,031,948

Massachusetts (4.1%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev.
6,000,000	5.250%, 7/1/2031, Ser. A	6,926,340
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,204,900
	Massachusetts Development Finance Agency Rev.
3,000,000	5.000%, 7/1/2042, Ser. J	3,154,710
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	782,827
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	18,110,504
	Massachusetts Health and Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,450,300
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,357,436
	Massachusetts School Building Auth. Sales Tax Refg.
5,000,000	5.000%, 8/15/2029, Ser. B	5,514,650
	Massachusetts Water Pollution Abatement Trust Pool Program Refg.
5,000,000	5.000%, 8/1/2024	6,050,100

	Total	61,551,767

Michigan (2.1%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
2,000,000	5.700%, 4/1/2020	2,275,240
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,111,900
	Grand Valley State University General Rev.
1,045,000	5.750%, 12/1/2034	1,121,400
	Kalamazoo Hospital Finance Auth. Hospital Rev. (AGM Insured)
4,000,000	5.250%, 5/15/2036[c]	4,077,360
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ac	3,402,522
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,060,131
	Michigan Financing Auth. Hospital Rev. and Refg. (Crittenton Hospital Medical Center)
3,230,000	5.000%, 6/1/2039, Ser. A	3,095,018
	Michigan State Hospital Finance Auth. Hospital Rev. and Refg. (Sisters of Mercy Health Corporation) (NATL-RE Insured)
525,000	5.375%, 8/15/2014, Ser. Pa,c	529,452
20,000	5.375%, 8/15/2014, Ser. Pa,c	20,170
	Michigan State Trunk Line Fund Refg. (AGM Insured)
5,000,000	5.000%, 11/1/2022[c]	5,390,800
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[c]	5,319,377

	Total	31,403,370

Minnesota (2.2%)
	Baytown Township, MN Lease Rev. (St.Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Ser. A	1,009,090
	Minneapolis and St. Paul, MN Housing and Redevelopment Auth. Healthcare Fac. Rev. (HealthPartners)
800,000	6.000%, 12/1/2021	802,488
	Minnesota Agricultural and Economic Development Board Health Care System Rev. (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Ser. Ac	85,218
	Minnesota Higher Education Fac. Auth. Rev.
1,575,000	5.250%, 12/1/2035, Ser. H	1,612,721
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,901,880
	Minnesota Higher Education Fac. Auth. Rev. (University of St. Thomas)
530,000	5.250%, 10/1/2019, Ser. 5-Y	550,988
	North Oaks, MN Senior Housing Rev. (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,040,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Minnesota (2.2%) - continued
	Northern Municipal Power Agency, MN Electric System Rev. (AMBAC Insured)
$2,000,000	5.000%, 1/1/2026, Ser. Ac	$2,141,380
	Rochester MN Health Care Fac. Rev. Olmsted Medical Center
1,000,000	5.875%, 7/1/2030	1,121,580
	Shakopee Independent School District No. 720 G.O. School Building Crossover Refg.
1,425,000	5.000%, 2/1/2018	1,654,525
	St. Cloud, MN Health Care Refg. Rev. (CentraCare Health System)
2,040,000	5.125%, 5/1/2030, Ser. A	2,167,622
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services )
2,000,000	5.250%, 7/1/2030, Ser. Ba	2,065,320
1,000,000	5.750%, 7/1/2030, Ser. C	1,067,480
5,745,000	5.750%, 7/1/2039	6,061,550
	St. Paul, MN Housing and Redevelopment Auth. Educational Fac. Rev. Refg. (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,188,840
	St. Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners)
230,000	5.250%, 5/15/2019	249,242
1,500,000	5.250%, 5/15/2036	1,528,515
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,803,189
	Wiona, MN Health Care Fac. Rev.
500,000	5.000%, 7/1/2034	480,055

	Total	32,532,143

Mississippi (0.1%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,650,320

	Total	1,650,320

Missouri (1.3%)
	Jackson County, MO Special Obligation Rev. (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[c]	8,085,600
	Missouri State Environmental Improvement and Energy Resources Auth. Water Pollution Rev.
175,000	5.250%, 1/1/2018	175,492
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Barnes-Jewish, Inc./Christian Health Services)
1,465,000	5.250%, 5/15/2014, Ser. A	1,501,229
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (BJC Health System)
2,500,000	5.000%, 5/15/2020, Ser. A	2,610,750
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	879,020
925,000	5.000%, 2/15/2022	986,226
1,500,000	5.600%, 2/15/2025[a]	1,522,350
1,680,000	5.000%, 2/15/2034	1,656,698
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
900,000	5.000%, 7/1/2016, AMT	987,129
1,000,000	5.000%, 7/1/2032, AMT	984,440

	Total	19,388,934

Montana (0.5%)
	Montana Fac. Finance Auth. Hospital Fac. Rev. (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018[a]	3,971,206
	Montana Fac. Finance Auth. Rev. (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	3,046,835

	Total	7,018,041

Nebraska (1.5%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. and Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,050,420
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,653,600
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. Ae	1,384,453
	Omaha, NE Public Power District Electric System Rev.
5,780,000	5.000%, 2/1/2046, Ser. Aa	5,846,470
	University of Nebraska Lincoln Student Fees and Fac. Rev.
5,000,000	5.000%, 7/1/2023, Ser. Ba	5,013,450
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,211,803
	University of Nebraska Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,061,800
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. B	1,752,122

	Total	22,974,118

New Hampshire (0.2%)
	New Hampshire State Turnpike System Revenue Bonds
1,000,000	5.000%, 2/1/2017, Ser. B	1,121,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
New Hampshire (0.2%) - continued
	New Hampshire State Turnpike System Revenue Refunding Bonds
$2,000,000	5.000%, 10/1/2019	$2,331,400

	Total	3,452,760

New Jersey (1.3%)
	Hudson County, NJ Refg. C.O.P. (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[c]	2,163,160
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,077,160
	New Jersey G.O. (AMBAC Insured )
1,000,000	5.250%, 7/15/2018, Ser. Lc	1,187,840
	New Jersey Transportation Trust Fund Auth. Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,638,660
	New Jersey Transportation Trust Fund Auth. Transportation System Rev. (AGM Insured)
5,000,000	5.500%, 12/15/2016, Ser. Ac	5,725,600
	New Jersey Turnpike Auth. Turnpike Rev. (AMBAC-TCRS Insured)
485,000	6.500%, 1/1/2016, Ser. Cc	545,407
260,000	6.500%, 1/1/2016, Ser. Ca,c	293,644
2,305,000	6.500%, 1/1/2016, Ser. Ca,c	2,414,879
260,000	6.500%, 1/1/2016, Ser. Ca,c	293,943
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,867,453

	Total	19,207,746

New Mexico (0.9%)
	Jicarilla, NM Apache Nation Rev.
3,500,000	5.500%, 9/1/2023, Ser. A	3,501,085
	Sandoval County, NM Incentive Payment Refg. Rev.
9,000,000	5.000%, 6/1/2020	9,282,600

	Total	12,783,685

New York (7.1%)
	Metropolitan Transportation Auth. State Service Contract Refg.
5,000,000	5.500%, 7/1/2017, Ser. A	5,829,150
	New York City G.O.
2,080,000	4.900%, 12/15/2028, Ser. Fa,b	2,080,000
2,920,000	4.900%, 12/15/2028, Ser. Fb	2,920,000
5,000	5.250%, 8/1/2017[a]	5,185
11,995,000	5.250%, 8/1/2017	12,425,500
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
11,155,000	5.750%, 6/15/2040, Ser. A	12,334,865
3,250,000	5.375%, 6/15/2043, Ser. EE	3,461,965
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,895,831
15,000,000	5.000%, 11/1/2033, Ser. D-1	15,943,200
	New York City Trust for Cultural Resources Refg. Rev. (The Museum of Modern Art)
2,030,000	5.000%, 4/1/2017, Ser. A	2,306,303
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,125,000	5.000%, 2/15/2029, Ser. A	5,592,861
	New York State Dormitory Auth. State University Educational Fac. Rev.
5,000,000	5.875%, 5/15/2017, Ser. A	5,661,800
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	10,469,900
	New York State Local Government Assistance Corporation Refg. (NATL-RE IBC Insured)
2,000,000	5.250%, 4/1/2016, Ser. Ec	2,186,220
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Facilities and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1	4,133,779
	Port Auth. of NY and NJ Rev. (AGM Insured)
5,000,000	4.750%, 12/15/2022, AMT[c]	5,061,100

	Total	105,307,659

North Carolina (2.3%)
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,037,180
1,000,000	5.000%, 4/1/2033	1,032,530
	North Carolina Eastern Municipal Power Agency Power System Rev.
5,000,000	5.500%, 1/1/2014, Ser. D	5,041,200
7,190,000	5.250%, 1/1/2020, Ser. A	8,089,613
2,580,000	5.000%, 1/1/2021, Ser. A	2,969,116
2,000,000	5.000%, 1/1/2026, Ser. B	2,154,000
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,896,407
	North Carolina Eastern Municipal Power Agency Power System Rev. Refg.
2,500,000	5.000%, 1/1/2017, Ser. D	2,814,825
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.
3,200,000	5.000%, 1/1/2025, Ser. A	3,495,488
1,250,000	5.000%, 1/1/2030, Ser. A	1,310,612
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,112,583

	Total	34,953,554

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
North Dakota (0.7%)
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
$1,495,000	5.000%, 10/1/2031, Ser. A	$1,624,975
	South Central Regional Water District, ND Utility System Rev. (Refg. and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Ser. Aa	3,088,481
	Ward County, ND Health Care Fac. Refg. Rev. (Trinity)
2,570,000	6.250%, 7/1/2021, Ser. B	2,573,572
	Ward County, ND Health Care Fac. Rev. (Trinity)
2,895,000	5.125%, 7/1/2025	2,946,878

	Total	10,233,906

Ohio (4.6%)
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,034,230
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	14,452,218
	City of Toledo, OH Water System Rev. Improvements and Refg.
2,500,000	5.000%, 11/15/2038	2,594,000
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,333,907
	Cuyahoga County G.O. Capital Improvement and Refg.
2,540,000	5.000%, 12/1/2021, Ser. A	2,970,759
	Kent State University General Receipts Rev.
350,000	5.000%, 5/1/2017, Ser. A	392,756
1,500,000	5.000%, 5/1/2037, Ser. A	1,533,300
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025	1,280,912
1,750,000	5.500%, 8/15/2030	1,798,633
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,674,720
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Ser. B	2,378,980
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	4,827,548
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,137,850
	Ohio State Turnpike Commission
8,000,000	Zero Coupon, 2/15/2034[d]	4,912,880
	Ohio Turnpike Commission Turnpike Rev. Refg. (NATL-RE Insured)
2,000,000	5.500%, 2/15/2024, Ser. Ac	2,441,280
10,000,000	5.500%, 2/15/2026, Ser. Ac	12,081,800
	Port of Greater Cincinnati Development Auth. Economic Development Rev. (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,793,137
	University of Cincinnati General Receipts Rev. (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Ser. Da,c	2,614,682

	Total	69,253,592

Oklahoma (0.4%)
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,081,270
	Oklahoma Municipal Power Auth. Power Supply System Rev.
1,620,000	6.000%, 1/1/2038, Ser. A	1,773,317
	Oklahoma State Turnpike Auth.
500,000	5.000%, 1/1/2028, Ser. A	551,415

	Total	5,406,002

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. A	312,150
	Oregon Health and Science University Rev.
2,000,000	5.000%, 7/1/2030, Ser. E	2,132,940
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	2,731,850

	Total	5,176,940

Pennsylvania (3.6%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Ser. B	3,454,500
2,100,000	5.625%, 8/15/2039	2,222,157
	Beaver County Industrial Development Auth. Pollution Control Rev. Refg. (FirstEnergy Generation)
5,000,000	2.500%, 12/1/2041, Ser. Bb	4,964,450
	Beaver County Industrial Development Auth. Pollution Control Rev. Refg. (FirstEnergy Nuclear Generation)
3,000,000	2.700%, 4/1/2035, Ser. Ab	2,971,620
	Cornwall-Lebanon School District, Lebanon County, G.O. Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[c]	1,922,540
1,520,000	Zero Coupon, 3/15/2017[c]	1,426,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Pennsylvania (3.6%) - continued
	Cumberland County Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
$2,750,000	5.000%, 1/1/2027	$2,779,397
2,065,000	6.125%, 1/1/2029	2,188,508
2,455,000	5.000%, 1/1/2036	2,375,016
	Lycoming County Auth. Health System Rev. (Susquehanna Health System)
6,820,000	5.750%, 7/1/2039, Ser. A	6,984,430
	Pennsylvania Economic Development Financing Auth. Unemployment Compensation Rev.
3,000,000	5.000%, 7/1/2020, Ser. B	3,512,190
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Ser. Cc,d	7,841,600
10,070,000	6.250%, 6/1/2038, Ser. Cc	11,003,388

	Total	53,646,666

Puerto Rico (0.5%)
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Auth. Cogeneration Fac. Rev. (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	6,785,162

	Total	6,785,162

South Carolina (2.4%)
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	6,532,897
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	12,120,457
	Greenwood County, SC Hospital Fac. Refg. Rev.
1,120,000	5.000%, 10/1/2024, Ser. B	1,226,019
2,890,000	5.000%, 10/1/2031, Ser. B	3,006,496
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,318,063
	Piedmont, SC Municipal Power Agency Electric Rev. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,932,840
	South Carolina Public Service Auth. Rev. Obligations (Santee Cooper)
3,855,000	5.500%, 1/1/2038, Ser. A	4,166,523
	Spartanburg, SC Water System Rev. (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,c]	2,057,620

	Total	36,360,915

South Dakota (0.2%)
	South Dakota Health and Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023	1,090,920
820,000	5.000%, 9/1/2025	871,004
	South Dakota Health and Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,301,000

	Total	3,262,924

Tennessee (0.4%)
	Jackson, TN Hospital Rev. Refg. and Improvement (Jackson- Madison County General Hospital)
2,060,000	5.625%, 4/1/2038	2,157,459
3,450,000	5.750%, 4/1/2041	3,623,259

	Total	5,780,718

Texas (10.4%)
	Alliance Airport Auth., Inc. Special Fac. Rev. Refg. (Federal Express Corporation)
10,425,000	4.850%, 4/1/2021, AMT	10,800,300
	Amarillo Health Fac. Corporation Hospital Rev. (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[a,c]	2,309,260
	Austin, TX Combined Utility Systems Rev. Refg. (NATL-RE-IBC Insured)
40,000	6.000%, 11/15/2013[c]	40,011
	Bexar County Housing Finance Corporation Multifamily Housing Rev. (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Ser. Ac	1,934,670
	Clifton Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,142,840
	Clifton TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	910,660
2,000,000	6.000%, 8/15/2043	2,050,320
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,206,320
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[c]	11,584,400
	Gulf Coast Waste Disposal Auth., TX Pollution Control Rev. Refg. (Exxon)
3,000,000	0.070%, 6/1/2020[b]	3,000,000
1,600,000	0.070%, 10/1/2024[b]	1,600,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (10.4%) - continued
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
$2,015,000	7.250%, 12/1/2035, Ser. Ba	$2,615,450
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[c]	5,062,190
	Harris County, TX Toll Road Rev. and Refg.
6,500,000	5.250%, 8/15/2047, Ser. B	6,650,930
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	12,628,300
	Lewisville Independent School District, Denton County, TX Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	4,762,134
	Lower Colorado River Auth. Rev. Refg. (AGM Insured)
215,000	5.875%, 5/15/2015, Ser. Ac	215,847
	North East Independent School District, Bexar County, TX Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,011,800
2,000,000	5.250%, 2/1/2029[c]	2,402,640
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
2,500,000	5.125%, 12/1/2042, Ser. A	2,337,200
	North Texas Tollway Auth. Rev.
5,000,000	5.000%, 1/1/2042, Ser. B	4,977,200
	North Texas Tollway Auth. Rev. (Special Proj. System)
15,000,000	5.000%, 9/1/2030, Ser. D	16,133,850
	North Texas Tollway Auth. System Rev. Refg.
1,000,000	5.625%, 1/1/2033, Ser. A	1,053,760
	North Texas Tollway Auth. System Rev. Refg. (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	2,597,600
	Northside Independent School District School Building G.O. (PSF-GTD Insured)
5,000,000	1.350%, 6/1/2033[b,c]	4,934,200
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. A	2,678,200
2,000,000	6.500%, 8/15/2039, Ser. A	2,136,340
	San Juan, TX Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. A	2,172,880
	San Leanna Education Fac. Corporation Higher Education Rev. (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,182,875
1,000,000	5.125%, 6/1/2027	1,004,980
	Socorro, TX Independent School District G.O. Refg. (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[c]	2,117,600
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	11,180,483
	Southwest Higher Education Authority, Inc., Higher Education Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041	1,819,629
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,335,725
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,120,060
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,051,560
	Tarrant County Cultural Education Fac. Finance Corporation Refg. Rev. (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Ser. A	2,141,340
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	2,177,438
	Texas Transportation Commission Central Texas Turnpike System Rev. Refg.
2,000,000	1.250%, 8/15/2042, Ser. Bb	2,005,560
	Westlake, TX Certificates of Obligation G.O.
350,000	6.500%, 5/1/2015[a]	360,804
335,000	6.500%, 5/1/2017[a]	345,341
1,650,000	5.750%, 5/1/2024[a]	1,694,897
2,000,000	5.800%, 5/1/2032[a]	2,054,900

	Total	154,542,494

Utah (0.9%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,077,936
	Utah Associated Municipal Power Systems Rev. and Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,291,780
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
3,175,000	5.000%, 5/15/2043	3,261,106
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,031,830

	Total	13,662,652

Virginia (1.4%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. C	1,090,530

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Virginia (1.4%) - continued
	Fairfax County, VA Industrial Development Auth. Hospital Rev. Refg. (Inova Health System Hospitals)
$2,510,000	5.250%, 8/15/2019	$2,870,712
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	10,657,800
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,063,440
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
4,500,000	6.000%, 1/1/2037, AMT	4,665,465

	Total	21,347,947

Washington (5.2%)
	Franklin County, WA Pasco School District No. 1 U.T.G.O. (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[a,c]	6,727,440
	FYI Properties Lease Rev. (State of Washington DIS)
2,555,000	5.500%, 6/1/2034	2,721,024
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	758,474
1,000,000	5.000%, 6/1/2020, AMT	1,125,460
	State of Washington Various Purpose G.O.
5,390,000	5.000%, 8/1/2021, Ser. A	6,454,147
12,095,000	5.000%, 8/1/2030, Ser. A	13,266,522
	Tobacco Settlement Auth. Tobacco Settlement Rev.
6,265,000	6.500%, 6/1/2026	6,279,472
	Tobacco Settlement Auth. WA Rev. Refg.
5,000,000	5.000%, 6/1/2024	5,112,050
	Washington Economic Development Finance Auth. Lease Rev. (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[c]	5,811,979
	Washington G.O.
2,205,000	6.750%, 2/1/2015, Ser. A	2,302,549
	Washington G.O. (AGM Insured)
5,000,000	5.000%, 7/1/2021, Ser. Aa,c	5,592,800
	Washington Health Care Fac. Auth. Rev.
2,500,000	5.250%, 12/1/2030	2,439,350
5,000,000	5.250%, 10/1/2032, Ser. A	5,344,100
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038	5,952,932
	Washington Higher Education Fac. Auth. Refg. Rev. (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Ser. B	5,423,140
	Washington Higher Education Fac. Auth. Rev. and Refg. Rev. (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,333,060
1,000,000	5.625%, 10/1/2040	1,009,180

	Total	77,653,679

Wisconsin (1.2%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,079,140
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039	3,674,282
	University of Wisconsin Hospitals and Clinics Auth. Rev.
2,000,000	5.000%, 4/1/2038, Ser. A	2,001,400
	Wisconsin Health and Educational Fac. Auth. Rev. (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,023,960
	Wisconsin Health and Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,310,000	5.500%, 12/15/2038, Ser. A	5,547,410
	Wisconsin Health and Educational Fac. Auth. Rev. Refg. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1	1,170,697

	Total	17,496,889

Wyoming (1.0%)
	Kemmerer, WY Pollution Control Rev. (Exxon)
1,600,000	0.070%, 11/1/2014[b]	1,600,000
	Lincoln County, WY Pollution Control Rev. (Exxon)
4,185,000	0.070%, 11/1/2014, Ser. Db	4,185,000
	Wyoming Municipal Power Agency Power Supply System Rev.
3,270,000	5.375%, 1/1/2042, Ser. A	3,435,266
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
5,175,000	5.750%, 10/1/2020	5,796,362

	Total	15,016,628

	Total Long-Term Fixed Income (cost $1,415,930,881)	1,478,235,269

	Total Investments (cost $1,415,930,881) 99.3%	$1,478,235,269

	Other Assets and Liabilities, Net 0.7%	10,772,682

	Total Net Assets 100.0%	$1,489,007,951

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2013.
e	Denotes investments purchased on a when-issued or delayed delivery basis.

Definitions:

ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BNY	-	The Bank of New York Mellon Corporation
CR	-	Custodial Receipts
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
TCRS	-	Temporary Custodial Receipts
U.T.G.O.	-	Unlimited Tax General Obligation
VA MTGS	-	Department of Veterans’ Affairs - Mortgages
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$74,400,311
Gross unrealized depreciation	(12,095,923)

Net unrealized appreciation (depreciation)	$62,304,388

Cost for federal income tax purposes	$1,415,930,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	167,123,548	–	167,123,548	–
Electric Revenue	52,200,601	–	52,200,601	–
Escrowed/Pre-refunded	139,141,925	–	139,141,925	–
General Obligation	266,789,828	–	266,789,828	–
Health Care	186,531,656	–	186,531,656	–
Housing Finance	4,537,819	–	4,537,819	–
Industrial Development Revenue	56,120,596	–	56,120,596	–
Other Revenue	233,889,088	–	233,889,088	–
Tax Revenue	72,227,939	–	72,227,939	–
Transportation	226,109,241	–	226,109,241	–
Water & Sewer	73,563,028	–	73,563,028	–

Total	$1,478,235,269	$–	$1,478,235,269	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.0%)	Value
Asset-Backed Securities (1.1%)
	Education Loan Asset-Backed Trust I
$268,875	0.620%, 6/25/2022[a,b]	$268,759
	Northstar Education Finance, Inc.
879,049	0.870%, 12/26/2031[a,b]	877,972

	Total	1,146,731

Collateralized Mortgage Obligations (0.5%)
	NCUA Guaranteed Notes
568,863	0.624%, 10/7/2020[b]	571,885

	Total	571,885

Commercial Mortgage-Backed Securities (1.7%)
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
486,208	0.727%, 12/25/2016	483,656
	Federal National Mortgage Association
968,638	0.953%, 11/25/2015	972,662
	Government National Mortgage Association
281,679	2.164%, 3/16/2033	283,408
114,852	3.214%, 1/16/2040	116,571

	Total	1,856,297

Financials (5.9%)
	Achmea Hypotheekbank NV
608,000	3.200%, 11/3/2014[a]	625,109
	Bank of Montreal
750,000	2.625%, 1/25/2016[a]	782,925
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[a]	1,035,100
	National Bank of Canada
500,000	2.200%, 10/19/2016[a]	519,350
	North American Development Bank
500,000	2.300%, 10/10/2018	501,750
	Private Export Funding Corporation
1,000,000	1.375%, 2/15/2017	1,012,853
1,000,000	2.050%, 11/15/2022	914,938
	SpareBank 1 Boligkreditt AS
500,000	1.250%, 5/2/2018[a]	489,700
	Toronto-Dominion Bank
500,000	2.200%, 7/29/2015[a]	514,800

	Total	6,396,525

Foreign Government (4.6%)
	Denmark Government International Bond
1,000,000	0.375%, 4/25/2016[a]	996,600
	Export Development Canada
1,000,000	0.750%, 12/15/2017[c]	986,010
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	500,000
	Inter-American Development Bank
1,000,000	0.875%, 3/15/2018	986,597
500,000	3.000%, 10/4/2023	503,904
	International Finance Corporation
500,000	0.500%, 5/16/2016	499,888
	Kommunalbanken AS
500,000	2.750%, 5/5/2015[a]	517,690

	Total	4,990,689

Mortgage-Backed Securities (5.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,350,000	3.000%, 12/1/2028[d]	1,395,563
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
600,000	3.500%, 11/1/2043[d]	613,219
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
350,000	2.500%, 11/1/2028[d]	353,664
175,000	3.500%, 11/1/2028[d]	184,775
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,400,000	3.500%, 11/1/2043[d]	1,435,875
1,125,000	4.000%, 11/1/2043[d]	1,185,117
950,000	4.500%, 11/1/2043[d]	1,016,945

	Total	6,185,158

U.S. Government and Agencies (78.6%)
	FDIC Structured Sale Guaranteed Notes
400,000	Zero Coupon, 1/7/2014[a]	399,746
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,032,577
1,000,000	2.000%, 7/27/2016	1,034,887
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	453,334
	Federal Home Loan Bank
7,810,000	0.375%, 6/24/2016	7,798,433
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	967,018
1,000,000	1.250%, 10/2/2019	962,300
3,000,000	2.375%, 1/13/2022	2,940,954
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,000,000	1.375%, 5/1/2020[c]	5,740,578
	Federal National Mortgage Association
175,000	0.375%, 7/5/2016	174,049
500,000	1.375%, 11/15/2016	510,421
5,950,000	0.875%, 5/21/2018	5,815,137
1,250,000	6.250%, 5/15/2029	1,610,023
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,348,240
	U.S. Treasury Bonds
2,125,000	7.625%, 2/15/2025	3,152,969
850,000	6.500%, 11/15/2026	1,183,625
2,450,000	3.000%, 5/15/2042	2,172,077
	U.S. Treasury Bonds, TIPS
341,192	2.375%, 1/15/2025	408,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (99.0%)	Value
U.S. Government and Agencies (78.6%) - continued
$351,656	2.125%, 2/15/2040	$419,488
517,495	0.750%, 2/15/2042	447,107
	U.S. Treasury Notes
200,000	0.375%, 2/15/2016	199,953
1,500,000	0.875%, 2/28/2017	1,507,032
3,500,000	3.250%, 3/31/2017	3,793,125
4,000,000	0.625%, 5/31/2017	3,971,248
50,000	0.750%, 6/30/2017	49,813
4,000,000	0.750%, 2/28/2018	3,940,936
1,000,000	2.375%, 6/30/2018	1,052,891
3,100,000	1.375%, 9/30/2018	3,112,350
5,770,000	1.375%, 1/31/2020	5,645,132
2,000,000	1.125%, 4/30/2020	1,914,376
10,000,000	2.000%, 7/31/2020	10,084,380
2,830,000	1.625%, 8/15/2022	2,658,431
4,000,000	1.750%, 5/15/2023	3,735,936
	U.S. Treasury Notes, TIPS
904,119	0.125%, 1/15/2022	896,774
3,794,430	0.125%, 1/15/2023	3,708,467

	Total	84,842,198

Utilities (0.9%)
	John Sevier Combined Cycle Generation, LLC
980,535	4.626%, 1/15/2042	986,437

	Total	986,437

	Total Long-Term Fixed Income (cost $106,820,961)	106,975,920

Shares	Collateral Held for Securities Loaned (6.4%)	Value
6,897,500	Thrivent Cash Management Trust	6,897,500

	Total Collateral Held for Securities Loaned (cost $6,897,500)	6,897,500

Shares or Principal Amount	Short-Term Investments (5.3%)	Value
	Thrivent Cash Management Trust
5,744,452	0.070%	5,744,452

	Total Short-Term Investments (at amortized cost)	5,744,452

	Total Investments (cost $119,462,913) 110.7%	$119,617,872

	Other Assets and Liabilities, Net (10.7%)	(11,604,699)

	Total Net Assets 100.0%	$108,013,173

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $7,027,751 or 6.5% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
c	All or a portion of the security is on loan.
d	Denotes investments purchased on a when-issued or delayed delivery basis.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,809,171
Gross unrealized depreciation	(1,668,208)

Net unrealized appreciation (depreciation)	$140,963

Cost for federal income tax purposes	$119,476,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	1,146,731	–	1,146,731	–
Collateralized Mortgage Obligations	571,885	–	571,885	–
Commercial Mortgage-Backed Securities	1,856,297	–	1,856,297	–
Financials	6,396,525	–	6,396,525	–
Foreign Government	4,990,689	–	4,990,689	–
Mortgage-Backed Securities	6,185,158	–	6,185,158	–
U.S. Government and Agencies	84,842,198	–	84,842,198	–
Utilities	986,437	–	986,437	–
Collateral Held for Securities Loaned	6,897,500	6,897,500	–	–
Short-Term Investments	5,744,452	5,744,452	–	–

Total	$119,617,872	$12,641,952	$106,975,920	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
Cash Management Trust-Collateral Investment	$–	$85,893,105	$78,995,605	6,897,500	$6,897,500	$48,293
Cash Management Trust-Short Term Investment	4,848,944	43,165,870	42,270,362	5,744,452	5,744,452	6,511
Total Value and Income Earned	4,848,944				12,641,952	54,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (5.3%)[a]	Value
Basic Materials (0.2%)
	FMG Resources August 2006 Pty., Ltd., Term Loan
$877,783	5.250%, 10/18/2017	$879,047
	Ineos Group Holdings, Ltd., Term Loan
931,762	4.000%, 5/4/2018 [b,c]	934,446

	Total	1,813,493

Capital Goods (0.3%)
	ADS Waste Holdings, Term Loan
929,110	4.250%, 10/9/2019	933,922
	Berry Plastics Group, Inc., Term Loan
706,450	3.500%, 2/8/2020	703,582
	Rexnord, LLC, Term Loan
560,000	4.000%, 8/21/2020	560,280
	Silver II Borrower, Term Loan
558,593	4.000%, 12/13/2019	557,995

	Total	2,755,779

Communications Services (1.9%)
	Cincinnati Bell, Inc., Term Loan
280,000	4.000%, 9/10/2020	278,687
	Clear Channel Communications, Inc., Term Loan
179,766	3.818%, 1/29/2016	174,246
755,234	6.918%, 1/30/2019	717,570
	Cricket Communications, Inc., Term Loan
558,600	4.750%, 3/8/2020	560,996
	Fairpoint Communications, Term Loan
224,436	7.500%, 2/14/2019[b,c]	228,581
	Grande Communications Networks, LLC, Term Loan
708,225	4.500%, 5/29/2020	705,569
	Hargray Communications Group, Inc., Term Loan
932,663	4.750%, 6/26/2019	938,100
	Integra Telecom Holdings, Inc., Term Loan
905,949	5.250%, 2/22/2019	915,760
	Intelsat Jackson Holdings SA, Term Loan
826,076	4.250%, 4/2/2018	830,033
	Level 3 Communications, Inc., Term Loan
225,000	4.000%, 8/1/2019	225,938
340,000	4.000%, 1/15/2020	341,418
	LTS Buyer, LLC, Term Loan
558,600	4.500%, 4/13/2020	560,231
	McGraw-Hill Global Education Holdings, LLC, Term Loan
752,210	9.000%, 3/22/2019	764,907
	NEP Broadcasting, LLC, Term Loan
704,675	4.750%, 1/22/2020	706,437
	NTelos, Inc., Term Loan
558,589	5.750%, 11/9/2019	560,684
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,292,899	5.500%, 7/31/2018	1,291,283
	TNS, Inc., Term Loan
881,799	5.000%, 2/14/2020	886,940
	Univision Communications, Inc., Term Loan
905,949	4.500%, 3/1/2020	910,479
	Virgin Media Investment Holdings, Ltd., Term Loan
910,000	3.500%, 6/8/2020	909,591
	Visant Corporation, Term Loan
395,000	5.250%, 12/22/2016	387,381
	WideOpenWest Finance, LLC, Term Loan
905,949	4.750%, 4/1/2019	913,124
	WMG Acquisition Corporation, Term Loan
710,000	3.750%, 7/1/2020	710,220
	Yankee Cable Acquisition, LLC, Term Loan
894,554	5.250%, 3/1/2020	898,329
	Zayo Group, LLC, Term Loan
904,143	4.500%, 7/2/2019	908,103

	Total	16,324,607

Consumer Cyclical (0.9%)
	Bally Technologies, Inc., Term Loan
290,000	0.000%, 7/16/2021[b,c]	290,725
	Booz Allen Hamilton, Inc., Term Loan
339,144	3.750%, 7/31/2019	338,933
	Burlington Coat Factory Warehouse Corporation, Term Loan
560,000	4.250%, 2/23/2017	563,674
	Cenveo Corporation, Term Loan
237,404	6.250%, 2/13/2017	239,481
	Ceridian Corporation, Term Loan
1,125,000	4.420%, 5/9/2017	1,130,344
	Chrysler Group, LLC, Term Loan
706,387	4.250%, 5/24/2017	712,391
	J.C. Penney Corporation, Inc., Term Loan
932,663	6.000%, 5/22/2018	901,316
	MGM Resorts International, Term Loan
785,471	3.500%, 12/20/2019	784,207
	ROC Finance, LLC, Term Loan
710,000	5.000%, 6/20/2019	694,025
	Scientific Games International, Inc., Term Loan
935,000	4.250%, 10/18/2020[b,c]	935,000
	Seminole Hard Rock Entertainment, Inc., Term Loan
354,112	3.500%, 5/14/2020	352,122
	Seminole Indian Tribe of Florida, Term Loan
685,150	3.000%, 4/29/2020	683,293
	Toys R Us, Inc., Term Loan
558,529	5.250%, 5/25/2018	503,547

	Total	8,129,058

Consumer Non-Cyclical (0.7%)
	Albertsons, LLC, Term Loan
940,836	4.750%, 3/21/2019	943,169

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Bank Loans (5.3%)[a]	Value
Consumer Non-Cyclical (0.7%) - continued
	Biomet, Inc., Term Loan
$1,122,188	3.690%, 7/25/2017	$1,129,437
	Del Monte Corporation, Term Loan
111,526	4.000%, 3/8/2018	111,526
	JBS USA, LLC, Term Loan
558,593	3.750%, 5/25/2018	557,197
	Roundy’s Supermarkets, Inc., Term Loan
558,582	5.750%, 2/13/2019	551,600
	Supervalu, Inc., Term Loan
1,410,763	5.000%, 3/21/2019	1,418,790
	Van Wagner Communications, LLC, Term Loan
835,800	6.250%, 8/3/2018	847,986

	Total	5,559,705

Energy (0.2%)
	Arch Coal, Inc., Term Loan
558,586	5.750%, 5/16/2018	541,248
	Offshore Group Investment, Ltd., Term Loan
353,225	5.750%, 3/28/2019	355,323
	Pacific Drilling SA, Term Loan
907,725	4.500%, 6/3/2018	910,748

	Total	1,807,319

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
929,156	7.000%, 5/22/2018	932,176
	WaveDivision Holdings, LLC, Term Loan
704,675	4.000%, 10/12/2019	706,437

	Total	1,638,613

Technology (0.4%)
	BMC Software, Inc., Term Loan
1,125,000	5.000%, 9/10/2020	1,135,687
	First Data Corporation Extended, Term Loan
935,000	4.170%, 3/23/2018	935,336
	Freescale Semiconductor, Inc., Term Loan
905,949	5.000%, 3/1/2020	913,704
	SunGard Data Systems, Inc., Term Loan
348,250	4.000%, 3/8/2020	350,601

	Total	3,335,328

Transportation (0.3%)
	American Airlines, Inc., Term Loan
1,047,375	4.750%, 6/27/2019	1,052,832
	American Petroleum Tankers Parent, LLC, Term Loan
697,175	4.750%, 10/2/2019	697,175
	U.S. Airways, Inc., Term Loan
910,000	4.250%, 5/23/2019	910,382

	Total	2,660,389

Utilities (0.2%)
	Calpine Corporation, Term Loan
704,580	4.000%, 4/1/2018	707,399
160,000	4.000%, 10/30/2020[b,c]	160,574
	Intergen NV, Term Loan
907,725	5.500%, 6/15/2020	905,456

	Total	1,773,429

	Total Bank Loans (cost $45,730,737)	45,797,720

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Asset-Backed Securities (12.9%)
	Avis Budget Rental Car Funding AESOP, LLC
6,000,000	2.370%, 11/20/2014[d]	6,081,072
	Citibank Omni Master Trust
4,000,000	4.900%, 11/15/2018[d]	4,174,804
	Countrywide Home Loans, Inc.
631,038	6.085%, 6/25/2021[e]	744,734
	Credit Based Asset Servicing and Securitization, LLC
737,069	3.939%, 12/25/2036	483,074
	Edlinc Student Loan Funding Trust
2,384,755	3.170%, 10/1/2025[f,g]	2,360,907
	Education Loan Asset-Backed Trust I
3,764,247	0.620%, 6/25/2022[d,g]	3,762,632
	Enterprise Fleet Financing, LLC
725,864	1.430%, 10/20/2016[d]	726,277
1,716,110	0.720%, 4/20/2018[d]	1,716,198
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[f,h]	1
	First Horizon ABS Trust
300,486	0.300%, 9/25/2029[e,g]	279,044
	Fosse Master Issuer plc
2,500,856	1.646%, 10/18/2054[d,g]	2,517,727
	FRS, LLC
3,499,730	1.800%, 4/15/2043[d]	3,487,558
	GE Dealer Floorplan Master Note Trust
4,000,000	0.613%, 10/20/2017[g]	4,000,800
5,500,000	0.573%, 4/20/2018[g]	5,488,329
	GMAC Mortgage Corporation Loan Trust
541,322	0.350%, 8/25/2035[e,g]	451,236
674,911	5.750%, 10/25/2036[e]	658,628
1,104,931	0.350%, 12/25/2036[e,g]	943,809
	Golden Credit Card Trust
4,800,000	0.424%, 2/15/2018[d,g]	4,787,789
1,500,000	0.636%, 9/15/2018[d,g]	1,500,000
	Great America Leasing Receivables
2,000,000	0.780%, 6/15/2016[d]	2,000,424
	Hyundai Auto Receivables Trust
2,000,000	0.710%, 9/15/2017	2,003,062
	J.P. Morgan Mortgage Trust
1,037,930	2.807%, 2/25/2036	912,730
	Master Credit Card Trust
7,000,000	0.780%, 4/21/2017[d]	6,993,602
	Montana Higher Education Student Assistance Corporation
1,016,063	0.773%, 9/20/2022[g]	1,016,697

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Asset-Backed Securities (12.9%) - continued
	Mortgage Equity Conversion Asset Trust
$2,342,168	0.600%, 1/25/2042[f,g]	$1,709,782
2,306,250	0.600%, 2/25/2042[f,g]	1,683,562
	Nationstar Agency Advance Funding Trust
2,800,000	0.997%, 2/15/2045[d]	2,783,340
	Nissan Master Owner Trust Receivables
6,000,000	0.474%, 2/15/2018[g]	5,993,058
	Northstar Education Finance, Inc.
3,516,197	0.870%, 12/26/2031[d,g]	3,511,886
	Renaissance Home Equity Loan Trust
1,547,441	5.608%, 5/25/2036	1,098,548
737,090	5.285%, 1/25/2037	403,585
	Santander Drive Auto Receivables Trust
4,000,000	0.700%, 9/15/2017	3,997,152
	SLM Student Loan Trust
3,346,440	0.308%, 4/27/2020[g]	3,341,373
1,680,595	1.274%, 1/18/2022[d,g]	1,685,365
3,430,770	0.308%, 4/25/2022[g]	3,419,754
1,894,897	0.774%, 8/15/2022[d,g]	1,889,065
776,952	0.318%, 4/25/2023[g]	776,781
2,975,747	0.924%, 10/16/2023[d,g]	2,971,682
1,745,789	0.570%, 3/25/2025[g]	1,740,061
4,837,501	0.690%, 3/25/2026[g]	4,840,428
1,800,000	1.224%, 5/17/2027[d,g]	1,779,935
	Wachovia Asset Securitization, Inc.
695,644	0.310%, 7/25/2037[e,f,g]	601,803
	Wachovia Student Loan Trust
1,300,985	0.348%, 7/27/2020[g]	1,299,393
	World Financial Network Credit Card Master Trust
4,000,000	0.910%, 3/16/2020	3,979,136
	World Omni Auto Receivables Trust
1,250,000	1.330%, 1/15/2018	1,267,064
	World Omni Master Owner Trust
3,600,000	0.524%, 2/15/2018[d,g]	3,595,838

	Total	111,459,725

Basic Materials (0.8%)
	Dow Chemical Company
1,500,000	2.500%, 2/15/2016	1,553,419
	Freeport-McMoRan Copper & Gold, Inc.
1,000,000	2.375%, 3/15/2018	997,272
	Glencore Funding, LLC
1,170,000	1.604%, 1/15/2019[d,g]	1,134,519
	Xstrata Finance Canada, Ltd.
1,250,000	2.050%, 10/23/2015[d]	1,259,899
1,950,000	2.700%, 10/25/2017[d]	1,959,272

	Total	6,904,381

Capital Goods (0.8%)
	Eaton Corporation
2,000,000	1.500%, 11/2/2017[d]	1,979,966
	Precision Castparts Corporation
1,600,000	1.250%, 1/15/2018	1,568,347
	Roper Industries, Inc.
1,600,000	1.850%, 11/15/2017	1,599,938
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,388,622

	Total	6,536,873

Collateralized Mortgage Obligations (3.0%)
	American Home Mortgage Assets Trust
1,366,918	1.073%, 11/25/2046[g]	772,531
	Bear Stearns Adjustable Rate Mortgage Trust
672,976	2.430%, 10/25/2035[g]	651,939
	Countrywide Alternative Loan Trust
543,366	5.500%, 11/25/2035	541,385
432,327	5.500%, 2/25/2036	385,807
618,024	6.000%, 1/25/2037	493,273
	Countrywide Home Loans, Inc.
845,478	2.634%, 3/20/2036	667,757
836,967	2.609%, 9/20/2036	588,171
	Deutsche Alt-A Securities Mortgage Loan Trust
1,513,038	0.919%, 4/25/2047[g]	1,282,551
	GSR Mortgage Loan Trust
1,758,322	0.360%, 8/25/2046[g]	1,730,308
	HarborView Mortgage Loan Trust
1,718,483	2.382%, 6/19/2034	1,715,819
	HomeBanc Mortgage Trust
880,627	2.408%, 4/25/2037	611,483
	Impac CMB Trust
657,390	0.810%, 8/25/2035[g]	560,514
	J.P. Morgan Alternative Loan Trust
1,369,076	2.679%, 3/25/2036	1,056,980
	J.P. Morgan Mortgage Trust
554,103	2.679%, 10/25/2036	446,394
	Master Asset Securitization Trust
1,053,704	0.670%, 6/25/2036[g]	666,320
	NCUA Guaranteed Notes
3,458,688	0.624%, 10/7/2020[g]	3,477,062
	Residential Accredit Loans, Inc.
781,781	3.526%, 9/25/2035	641,372
	Sequoia Mortgage Trust
1,115,299	0.765%, 9/20/2034[g]	1,096,927
	Wachovia Mortgage Loan Trust, LLC
638,450	3.027%, 5/20/2036	539,559
	WaMu Mortgage Pass Through Certificates
508,697	0.460%, 10/25/2045[g]	470,847
1,298,171	1.029%, 10/25/2046[g]	1,065,825
1,606,508	0.969%, 12/25/2046[g]	1,335,220
1,526,150	0.889%, 1/25/2047[g]	1,259,917
	Washington Mutual Alternative Mortgage Pass Through Certificates
1,047,612	1.069%, 9/25/2046[g]	616,465
1,726,970	0.899%, 2/25/2047[g]	1,139,588
	Wells Fargo Mortgage Backed Securities Trust
1,097,727	2.633%, 3/25/2036	1,095,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Collateralized Mortgage Obligations (3.0%) - continued
$937,168	2.690%, 3/25/2036	$917,185

	Total	25,826,438

Commercial Mortgage-Backed Securities (6.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
365,837	5.656%, 6/11/2040	366,389
1,700,000	5.331%, 2/11/2044	1,867,042
	Citigroup Commercial Mortgage Trust
750,000	5.705%, 12/10/2049	848,855
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,767,289
	Commercial Mortgage Pass- Through Certificates
283,585	0.304%, 12/15/2020[d,g]	279,536
4,000,000	1.224%, 6/8/2030[d,g]	3,979,916
1,000,000	5.306%, 12/10/2046	1,097,331
	Credit Suisse First Boston Mortgage Securities Corporation
3,068,420	4.691%, 4/15/2037	3,121,421
	Credit Suisse Mortgage Capital Certificates
554,565	0.344%, 10/15/2021[d,g]	552,373
1,642,772	5.467%, 9/15/2039	1,797,660
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
4,087,062	0.727%, 12/25/2016	4,065,609
	Federal National Mortgage Association
3,874,551	0.953%, 11/25/2015	3,890,646
	Government National Mortgage Association
518,115	2.870%, 3/16/2051	523,353
1,463,560	1.864%, 8/16/2031	1,469,252
1,929,501	2.164%, 3/16/2033	1,941,348
746,537	3.214%, 1/16/2040	757,715
	Greenwich Capital Commercial Funding Corporation
1,993,957	5.074%, 1/5/2036	1,993,573
4,500,000	5.224%, 4/10/2037	4,774,172
	GS Mortgage Securities Corporation II
3,200,000	1.023%, 11/8/2029[d,g]	3,163,904
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,800,000	0.874%, 4/15/2028[d,g]	3,787,361
3,500,000	5.429%, 12/12/2043	3,822,021
	Morgan Stanley Capital I
2,350,000	3.224%, 7/15/2049	2,463,571
	Morgan Stanley Capital, Inc.
1,976,824	5.579%, 4/12/2049	2,009,145
	NCUA Guaranteed Notes
3,192,360	1.600%, 10/29/2020	3,220,408
	Wachovia Bank Commercial Mortgage Trust
1,271,250	5.765%, 7/15/2045	1,371,865

	Total	54,931,755

Communications Services (2.5%)
	America Movil SAB de CV
4,500,000	1.256%, 9/12/2016[g]	4,539,267
	American Tower Corporation
1,000,000	3.500%, 1/31/2023	921,964
	AT&T, Inc.
1,625,000	1.400%, 12/1/2017	1,603,303
	British Telecommunications plc
1,500,000	1.625%, 6/28/2016	1,519,845
	Crown Castle Towers, LLC
1,500,000	3.214%, 8/15/2015[d]	1,533,177
850,000	4.174%, 8/15/2017[d]	911,060
	DIRECTV Holdings, LLC
1,500,000	1.750%, 1/15/2018	1,465,940
	GTP Acquisition Partners I, LLC
1,500,000	4.347%, 6/15/2016[d]	1,586,554
	NBC Universal Enterprise, Inc.
1,750,000	1.662%, 4/15/2018[d]	1,732,990
	Qwest Communications International, Inc.
1,000,000	7.125%, 4/1/2018	1,037,500
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[d]	3,563,794
	Verizon Communications, Inc.
1,350,000	1.782%, 9/15/2016[g]	1,384,250

	Total	21,799,644

Consumer Cyclical (2.4%)
	Amazon.com, Inc.
1,500,000	1.200%, 11/29/2017	1,471,752
	American Honda Finance Corporation
3,000,000	1.850%, 9/19/2014[d]	3,038,436
760,000	0.637%, 5/26/2016[d,g]	760,882
	Daimler Finance North America, LLC
3,000,000	0.858%, 3/28/2014[d,g]	3,005,307
	Ford Motor Credit Company, LLC
1,250,000	4.207%, 4/15/2016	1,334,139
1,300,000	3.984%, 6/15/2016	1,384,568
500,000	3.000%, 6/12/2017	520,462
	Home Depot, Inc.
1,600,000	2.250%, 9/10/2018	1,634,861
	Hyundai Capital America
2,250,000	1.875%, 8/9/2016[d]	2,269,291
	Toyota Motor Credit Corporation
1,000,000	0.553%, 5/17/2016[g]	1,002,273
	Viacom, Inc.
1,000,000	2.500%, 9/1/2018	1,010,384
	Volkswagen International Finance NV
3,000,000	1.625%, 3/22/2015[d]	3,036,420

	Total	20,468,775

Consumer Non-Cyclical (3.9%)
	AbbVie, Inc.
1,500,000	1.200%, 11/6/2015	1,510,488
1,250,000	1.750%, 11/6/2017	1,253,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Consumer Non-Cyclical (3.9%) - continued
	Allergan, Inc.
$1,250,000	1.350%, 3/15/2018	$1,232,148
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	464,395
	Anheuser-Busch InBev Worldwide, Inc.
2,450,000	1.375%, 7/15/2017	2,452,982
	Boston Scientific Corporation
2,250,000	2.650%, 10/1/2018	2,268,396
	Cargill, Inc.
1,073,000	4.307%, 5/14/2021[d]	1,146,441
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,543,326
	Coca-Cola Enterprises, Inc.
2,000,000	3.500%, 9/15/2020	2,056,122
	ConAgra Foods, Inc.
1,400,000	1.300%, 1/25/2016	1,404,704
	Dr Pepper Snapple Group, Inc.
500,000	2.000%, 1/15/2020	478,400
	Edwards Lifesciences Corporation
1,100,000	2.875%, 10/15/2018	1,104,219
	Express Scripts Holding Company
2,000,000	2.650%, 2/15/2017	2,075,818
	Heineken NV
2,000,000	1.400%, 10/1/2017[d]	1,975,844
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,504,437
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[d]	2,521,000
	Medtronic, Inc.
1,500,000	1.375%, 4/1/2018	1,476,810
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[d]	2,065,300
	Sanofi
1,500,000	1.250%, 4/10/2018	1,476,933
	Teva Pharmaceutical Finance III BV
2,000,000	0.750%, 3/21/2014[g]	2,001,682
	Unilever Capital Corporation
2,000,000	2.200%, 3/6/2019	2,030,190

	Total	34,043,445

Energy (1.7%)
	BP Capital Markets plc
2,000,000	1.846%, 5/5/2017	2,034,424
	Cameron International Corporation
2,000,000	1.191%, 6/2/2014[g]	2,007,362
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,004,842
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[d]	1,035,000
	Kinder Morgan Energy Partners, LP
3,000,000	2.650%, 2/1/2019	3,010,029
	Petroleos Mexicanos
1,500,000	2.266%, 7/18/2018[g]	1,546,875
750,000	3.500%, 7/18/2018	766,875
	Weatherford International, Ltd.
1,000,000	6.000%, 3/15/2018	1,127,802

	Total	14,533,209

Financials (22.8%)
	Achmea Hypotheekbank NV
443,000	3.200%, 11/3/2014[d]	455,466
	American International Group, Inc.
1,500,000	5.050%, 10/1/2015	1,615,935
	American Tower Trust I
1,000,000	1.551%, 3/15/2018[d]	980,800
	Australia and New Zealand Banking Group, Ltd.
3,500,000	2.400%, 11/23/2016[d]	3,643,500
	Aviation Capital Group Corporation
1,100,000	3.875%, 9/27/2016[d]	1,113,533
	Bank Nederlandse Gemeenten NV
1,000,000	1.375%, 3/19/2018[d]	992,600
	Bank of America Corporation
1,125,000	1.500%, 10/9/2015	1,134,695
1,000,000	5.625%, 10/14/2016	1,120,836
1,000,000	1.320%, 3/22/2018[g,i]	1,011,597
	Bank of Montreal
3,250,000	2.625%, 1/25/2016[d]	3,392,675
1,500,000	0.843%, 4/9/2018[g]	1,502,708
	Bank of New York Mellon Corporation
1,600,000	1.112%, 11/24/2014[g]	1,612,128
1,600,000	1.700%, 11/24/2014	1,621,461
500,000	4.500%, 12/31/2049[j]	456,250
	Bank of Nova Scotia
2,000,000	2.150%, 8/3/2016[d]	2,074,454
	Barclays Bank plc
3,000,000	2.500%, 9/21/2015[d]	3,101,853
	BBVA Banco Continental SA
2,000,000	2.250%, 7/29/2016[d]	1,995,000
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,754,241
	Berkshire Hathaway Finance Corporation
2,000,000	2.450%, 12/15/2015	2,078,048
	Caisse Centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[d,i]	2,087,400
	Canadian Imperial Bank of Commerce
3,500,000	0.900%, 9/19/2014[d]	3,519,600
1,500,000	2.600%, 7/2/2015[d]	1,552,650
	Capital One Financial Corporation
2,000,000	1.394%, 7/15/2014[g]	2,009,726
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[d]	4,107,928
	Chesapeake Funding, LLC
2,000,000	0.624%, 5/7/2024[d,g]	1,996,456
2,000,000	0.624%, 1/7/2025[d,g]	1,994,678
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,261,878
	CoBank ACB
1,635,000	0.854%, 6/15/2022[f,g]	1,496,025
	Commonwealth Bank of Australia
3,500,000	0.750%, 1/15/2016[d]	3,498,950
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
2,000,000	3.200%, 3/11/2015[d]	2,069,330
	Credit Agricole Home Loan SFH
3,500,000	0.992%, 7/21/2014[d,g]	3,512,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Financials (22.8%) - continued
	Credit Suisse AG Guernsey
$1,000,000	1.625%, 3/6/2015[d]	$1,014,600
1,000,000	2.600%, 5/27/2016[d]	1,043,983
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,601,100
	DnB Boligkreditt AS
3,500,000	1.450%, 3/21/2018[d]	3,468,500
	General Electric Capital Corporation
3,500,000	1.254%, 3/15/2023[g]	3,469,400
	Goldman Sachs Group, Inc.
2,750,000	2.375%, 1/22/2018	2,765,801
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,009,530
	HSBC Bank plc
4,000,000	1.625%, 7/7/2014[d,i]	4,036,852
	ING Bank NV
3,500,000	2.500%, 1/14/2016[d]	3,617,250
500,000	2.625%, 12/5/2022[d]	471,734
	ING Capital Funding Trust III
715,000	3.848%, 12/29/2049[g,j]	706,062
	ING US, Inc.
500,000	5.650%, 5/15/2053	475,817
1,500,000	2.900%, 2/15/2018	1,530,842
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015	778,750
	J.P. Morgan Chase & Company
1,000,000	0.689%, 4/23/2015[g]	1,001,982
3,100,000	1.138%, 1/25/2018[g]	3,123,467
1,075,000	7.900%, 4/29/2049[j]	1,185,187
375,000	6.000%, 12/29/2049[i,j]	362,813
	J.P. Morgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,118,017
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	666,278
	Landwirtschaftliche Rentenbank
5,000,000	0.454%, 3/15/2016[d,g]	5,018,000
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[d]	338,950
	Macquarie Bank, Ltd.
1,750,000	5.000%, 2/22/2017[d]	1,919,050
	MassMutual Global Funding II
2,500,000	2.000%, 4/5/2017[d]	2,538,040
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[d]	2,410,477
	Morgan Stanley
825,000	4.100%, 5/22/2023	796,908
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,243,594
	National Australia Bank, Ltd.
1,750,000	0.541%, 1/22/2015[d,g]	1,754,459
2,750,000	2.000%, 6/20/2017[d]	2,819,850
	National Bank of Canada
1,750,000	2.200%, 10/19/2016[d]	1,817,725
	NCUA Guaranteed Notes
2,527,462	0.524%, 12/7/2020[g]	2,534,496
	Nederlandse Waterschapsbank NV
1,750,000	0.750%, 3/29/2016[d]	1,753,052
	Network Rail Infrastructure Finance plc
4,000,000	0.875%, 5/15/2018[d]	3,911,480
	New York Life Global Funding
4,000,000	3.000%, 5/4/2015[d]	4,146,100
	Norddeutsche Landesbank Girozentrale
3,000,000	0.875%, 10/16/2015[d]	3,011,400
	Nordea Bank AB
2,000,000	3.125%, 3/20/2017[d]	2,103,200
	North American Development Bank
1,750,000	2.300%, 10/10/2018	1,756,125
	Principal Life Global Funding II
2,250,000	1.000%, 12/11/2015[d]	2,254,799
	Private Export Funding Corporation
3,000,000	2.125%, 7/15/2016	3,126,435
	Prudential Covered Trust
2,337,500	2.997%, 9/30/2015[d]	2,418,639
	Rabobank Capital Funding Trust II
1,012,000	5.260%, 12/29/2049[d,j]	1,015,340
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	986,311
	Royal Bank of Canada
3,000,000	1.200%, 9/19/2017	2,992,506
	Royal Bank of Scotland Group plc
700,000	6.125%, 12/15/2022	723,712
	Santander UK plc
500,000	5.000%, 11/7/2023[c,d,k]	498,405
	Skandinaviska Enskilda Banken AB
1,700,000	1.750%, 3/19/2018[d]	1,677,968
2,500,000	1.375%, 5/29/2018[d]	2,466,750
	SLM Corporation
500,000	4.625%, 9/25/2017	518,750
	SpareBank 1 Boligkreditt AS
2,500,000	1.250%, 5/2/2018[d]	2,448,500
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	1,961,870
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[d]	959,435
	Svensk Exportkredit AB
2,500,000	0.539%, 1/23/2017[g]	2,508,300
1,500,000	1.125%, 4/5/2018[i]	1,479,555
	Svenska Handelsbanken AB
2,250,000	0.700%, 3/21/2016[g]	2,257,016
	Swedbank AB
1,750,000	1.750%, 3/12/2018[d]	1,731,153
	Swedbank Hypotek AB
3,500,000	0.698%, 3/28/2014[d,g]	3,506,198
	Toronto-Dominion Bank
2,500,000	2.200%, 7/29/2015[d]	2,574,000
2,500,000	0.716%, 9/9/2016[g]	2,510,623
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,123,387
	UBS AG/London
3,500,000	1.875%, 1/23/2015[d]	3,558,450
	Union Bank NA
1,550,000	1.500%, 9/26/2016	1,567,692
	UnitedHealth Group, Inc.
1,800,000	1.400%, 10/15/2017	1,800,617
	Ventas Realty, LP
1,000,000	2.700%, 4/1/2020	970,172
	Wachovia Corporation
1,000,000	0.524%, 6/15/2017[g]	990,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Financials (22.8%) - continued
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
$1,650,000	5.750%, 9/2/2015[d]	$1,791,450
	Wells Fargo & Company
2,500,000	2.625%, 12/15/2016	2,618,922
925,000	3.450%, 2/13/2023	880,117
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,476,250

	Total	197,479,100

Foreign Government (5.6%)
	Asian Development Bank
1,000,000	0.500%, 6/20/2016	999,700
	Canada Government International Bond
5,500,000	0.875%, 2/14/2017	5,521,153
	Eksportfinans ASA
1,500,000	2.375%, 5/25/2016	1,461,750
	European Investment Bank
4,000,000	1.750%, 3/15/2017	4,114,140
	Export Development Canada
3,500,000	0.750%, 12/15/2017[i]	3,451,035
	Hydro Quebec
2,000,000	2.000%, 6/30/2016	2,063,800
	Inter-American Development Bank
2,750,000	0.217%, 2/11/2016[g]	2,749,318
	International Finance Corporation
3,000,000	0.500%, 5/16/2016	2,999,328
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	3,007,320
	Kommunalbanken AS
4,000,000	2.750%, 5/5/2015[d]	4,141,520
	Kommuninvest I Sverige AB
2,500,000	1.000%, 10/24/2017[d]	2,484,000
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	845,625
	Province of British Columbia
3,500,000	2.100%, 5/18/2016	3,632,650
	Province of Manitoba
3,000,000	1.300%, 4/3/2017	3,035,577
	Province of Ontario
2,500,000	0.315%, 8/13/2015[g]	2,498,243
2,000,000	1.000%, 7/22/2016	2,013,068
	Sweden Government International Bond
3,150,000	0.375%, 3/29/2016[d]	3,143,385

	Total	48,161,612

MM-Other Note (0.3%)
	John Deere Capital Corporation
3,000,000	0.343%, 10/8/2014[g]	3,001,938

	Total	3,001,938

Mortgage-Backed Securities (7.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
19,840,000	3.000%, 12/1/2028[c]	20,509,600
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
612,276	6.500%, 9/1/2037	689,270
	Federal National Mortgage Association
4,471,418	2.074%, 1/1/2043[g]	4,566,466
7,852,520	2.060%, 3/1/2043[g]	8,026,702
6,765,059	1.754%, 7/1/2043[g]	6,822,557
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,983,899	2.250%, 6/25/2025	4,066,637
6,000,000	2.500%, 11/1/2028[c]	6,062,813
11,900,000	3.500%, 11/1/2028[c]	12,564,727
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
985,492	6.000%, 8/1/2024	1,088,138
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
834,654	5.825%, 9/1/2037[g]	898,623
452,050	5.560%, 10/1/2037[g]	486,167

	Total	65,781,700

Technology (1.0%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,058,923
	Apple, Inc.
2,500,000	1.000%, 5/3/2018	2,427,662
500,000	2.400%, 5/3/2023	456,912
	Oracle Corporation
325,000	1.200%, 10/15/2017	320,774
2,250,000	2.375%, 1/15/2019	2,285,719
	Xerox Corporation
2,000,000	1.083%, 5/16/2014[g]	2,002,870

	Total	8,552,860

Transportation (1.6%)
	American Airlines Pass Through Trust
1,500,000	4.950%, 1/15/2023[d]	1,545,000
	British Airways plc
1,500,000	4.625%, 6/20/2024[d]	1,560,000
	Canadian National Railway Company
1,670,000	0.438%, 11/6/2015[c,g]	1,669,334
	Continental Airlines, Inc.
1,950,781	4.150%, 4/11/2024	1,926,397
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,614,524
400,000	3.700%, 11/1/2023	399,220
	Delta Air Lines, Inc.
723,219	4.750%, 5/7/2020	762,996
	Kansas City Southern de Mexico SA de CV
1,555,000	0.937%, 10/28/2016[d,g]	1,557,324
	TTX Company
650,000	4.125%, 10/1/2023[d]	662,253
	US Airways Pass Through Trust
1,000,000	3.950%, 11/15/2025	948,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Transportation (1.6%) - continued
	Virgin Australia Holdings, Ltd.
$1,475,000	5.000%, 10/23/2023[d]	$1,511,875

	Total	14,157,048

U.S. Government and Agencies (19.0%)
	Federal Agricultural Mortgage Corporation
2,500,000	2.125%, 9/15/2015	2,581,442
2,500,000	2.000%, 7/27/2016	2,587,217
	Federal Home Loan Mortgage Corporation
750,000	1.250%, 8/1/2019	725,264
3,050,000	1.250%, 10/2/2019	2,935,015
	Federal National Mortgage Association
11,600,000	0.375%, 7/5/2016	11,536,977
3,000,000	0.875%, 2/8/2018	2,952,861
	U.S. Treasury Bonds
1,790,000	3.000%, 5/15/2042	1,586,946
	U.S. Treasury Bonds, TIPS
3,104,967	0.750%, 2/15/2042	2,682,644
	U.S. Treasury Notes
13,950,000	0.250%, 10/31/2014	13,967,438
19,575,000	0.375%, 2/15/2016	19,570,419
5,000,000	0.625%, 10/15/2016	5,008,595
115,000	1.000%, 10/31/2016	116,366
13,590,000	0.625%, 5/31/2017	13,492,315
45,400,000	0.875%, 1/31/2018	45,013,374
6,400,000	2.375%, 6/30/2018	6,738,502
2,715,000	1.375%, 1/31/2020	2,656,245
500,000	1.625%, 8/15/2022	469,688
1,050,000	1.750%, 5/15/2023	980,683
	U.S. Treasury Notes, TIPS
1,264,636	0.125%, 4/15/2018	1,308,208
6,949,144	1.125%, 1/15/2021	7,508,341
6,716,320	0.125%, 1/15/2022	6,661,750
13,171,587	0.125%, 1/15/2023	12,873,184

	Total	163,953,474

Utilities (0.8%)
	American Electric Power Company, Inc.
500,000	1.650%, 12/15/2017	493,884
	Dayton Power and Light Company
900,000	1.875%, 9/15/2016[d]	908,245
	Electricite de France SA
1,000,000	5.250%, 1/29/2049[d,j]	983,000
	Kansas City Power & Light Company
175,000	3.150%, 3/15/2023	166,194
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043	793,687
	Northeast Utilities
1,250,000	1.450%, 5/1/2018	1,223,739
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,793,893
	Spectra Energy Partners, LP
720,000	2.950%, 9/25/2018	736,521

	Total	7,099,163

	Total Long-Term Fixed Income (cost $805,543,350)	804,691,140

Shares	Preferred Stock (0.6%)	Value
Financials (0.4%)
26,000	Discover Financial Services,
	6.500%[j]	621,920
7,350	Farm Credit Bank of Texas,
	6.750%[d,j]	734,771
39,000	HSBC Holdings plc, 8.000%[j]	1,066,650
14,000	The Allstate Corporation, 5.100%	338,240
17,000	The Goldman Sachs Group, Inc.,
	5.500%[j]	388,110

	Total	3,149,691

Utilities (0.2%)
16,250	Southern California Edison Company, 4.320%[j]	1,640,743

	Total	1,640,743

	Total Preferred Stock (cost $4,746,772)	4,790,434

Contracts	Options Purchased (<0.1%)	Value
	10-Yr. U.S. Treasury Bond Future Put Option
350	$127.00, expires 11/22/2013	164,063

	Total Options Purchased (cost $159,646)	164,063

Shares	Collateral Held for Securities Loaned (1.0%)	Value
8,269,685	Thrivent Cash Management Trust	8,269,685

	Total Collateral Held for Securities Loaned (cost $8,269,685)	8,269,685

Shares or Principal Amount	Short-Term Investments (5.3%)	Value
	Federal Home Loan Bank Discount Notes
900,000	0.093%, 11/22/2013[l,m]	899,951
	Federal Home Loan Mortgage Corporation Discount Notes
900,000	0.045%, 12/16/2013[l,m]	899,949
	Thrivent Cash Management Trust
42,812,455	0.070%	42,812,455
	U.S. Treasury Bills
1,000,000	0.070%, 4/24/2014[l,n]	999,662

	Total Short-Term

	Investments (at amortized cost)	45,612,017

	Total Investments (cost $910,062,207) 105.3%	$909,325,059

	Other Assets and Liabilities, Net (5.3%)	(45,626,440)

	Total Net Assets 100.0%	$863,698,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $245,699,112 or 28.4% of total net assets.

e	All or a portion of the security is insured or guaranteed.
f

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB	10/18/2013	$1,503,770
Edlinc Student Loan Funding Trust	11/30/2012	$2,405,805
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895
Mortgage Equity Conversion Asset Trust	2/14/2007	$2,306,250
Mortgage Equity Conversion Asset Trust	1/18/2007	$2,342,168
Wachovia Asset Securitization, Inc.	3/16/2007	$695,644

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
h	Defaulted security. Interest is not being accrued.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Security is fair valued.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2013, $1,499,917 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At October 31, 2013, $699,763 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,028,942
Gross unrealized depreciation	(11,775,098)

Net unrealized appreciation (depreciation)	($746,156)

Cost for federal income tax purposes	$910,071,215

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,813,493	–	1,813,493	–
Capital Goods	2,755,779	–	2,755,779	–
Communications Services	16,324,607	–	16,324,607	–
Consumer Cyclical	8,129,058	–	8,129,058	–
Consumer Non-Cyclical	5,559,705	–	5,559,705	–
Energy	1,807,319	–	1,807,319	–
Financials	1,638,613	–	1,638,613	–
Technology	3,335,328	–	3,335,328	–
Transportation	2,660,389	–	2,660,389	–
Utilities	1,773,429	–	1,773,429	–

Long-Term Fixed Income
Asset-Backed Securities	111,459,725	–	102,922,134	8,537,591
Basic Materials	6,904,381	–	6,904,381	–
Capital Goods	6,536,873	–	6,536,873	–
Collateralized Mortgage Obligations	25,826,438	–	25,826,438	–
Commercial Mortgage-Backed Securities	54,931,755	–	54,931,755	–
Communications Services	21,799,644	–	21,799,644	–
Consumer Cyclical	20,468,775	–	20,468,775	–
Consumer Non-Cyclical	34,043,445	–	34,043,445	–
Energy	14,533,209	–	14,533,209	–
Financials	197,479,100	–	195,983,075	1,496,025
Foreign Government	48,161,612	–	48,161,612	–
MM-Other Note	3,001,938	–	3,001,938	–
Mortgage-Backed Securities	65,781,700	–	65,781,700	–
Technology	8,552,860	–	8,552,860	–
Transportation	14,157,048	–	14,157,048	–
U.S. Government and Agencies	163,953,474	–	163,953,474	–
Utilities	7,099,163	–	7,099,163	–

Preferred Stock
Financials	3,149,691	2,414,920	734,771	–
Utilities	1,640,743	–	1,640,743	–
Options Purchased	164,063	–	164,063	–
Collateral Held for Securities Loaned	8,269,685	8,269,685	–	–
Short-Term Investments	45,612,017	42,812,455	2,799,562	–

Total	$909,325,059	$53,497,060	$845,794,383	$10,033,616

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	34,735	34,735	–	–
Credit Default Swaps	39,945	–	39,945	–

Total Asset Derivatives	$74,680	$34,735	$39,945	$–

Liability Derivatives
Futures Contracts	2,133,409	2,133,409	–	–

Total Liability Derivatives	$2,133,409	$2,133,409	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(730)	December 2013	($87,272,697)	($88,831,875)	($1,559,178)
10-Yr. U.S. Treasury Bond Futures	(260)	December 2013	(32,539,207)	(33,113,438)	(574,231)
30-Yr. U.S. Treasury Bond Futures	10	December 2013	1,313,390	1,348,125	34,735
Total Futures Contracts					($2,098,674)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; JP Morgan	Buy	12/20/2018	$18,000,000	$39,945	$39,945
Total Credit Default Swaps				$39,945	$39,945

1

As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2013, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	34,735
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	164,063

Total Interest Rate Contracts		198,798

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	39,945

Total Credit Contracts		39,945

Total Asset Derivatives		$238,743

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,133,409

Total Interest Rate Contracts		2,133,409

Total Liability Derivatives		$2,133,409

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2013, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,214,074

Total Interest Rate Contracts		3,214,074

Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	(95,071)

Total Equity Contracts		(95,071)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(959,559)

Total Credit Contracts		(959,559)

Total		$2,159,444

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2013, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	4,417
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,875,574)

Total Interest Rate Contracts		(1,871,157)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	374,305

Total Credit Contracts		374,305

Total		($1,496,852)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2013.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)		Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	%	N/A	N/A	13
Interest Rate Contracts	$157,852,760	17.7		N/A	N/A	N/A
Credit Contracts	N/A	N/A		$9,240,759	1.0%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2012	Gross Purchases	Gross Sales	Shares Held at October 31, 2013	Value October 31, 2013	Income Earned November 1, 2012 - October 31, 2013
High Yield	$11,258,614	$–	$11,237,011	–	$–	$440,544
Cash Management Trust-Collateral Investment	6,949,000	137,878,965	136,558,280	8,269,685	8,269,685	41,447
Cash Management Trust-Short Term Investment	26,939,653	335,804,047	319,931,245	42,812,455	42,812,455	37,324
Total Value and Income Earned	45,147,267				51,082,140	519,315

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Asset Backed Commercial Paper (17.4%)[a]	Value
	Dealers Capital Access Trust, LLC
$4,800,000	0.360%, 11/15/2013[b]	$4,799,328
4,820,000	0.300%, 11/20/2013[b]	4,819,237
4,730,000	0.290%, 11/25/2013[b]	4,729,086
2,620,000	0.340%, 12/3/2013[b]	2,619,208
4,780,000	0.350%, 12/10/2013[b]	4,778,188
	Golden Funding Corporation
3,237,000	0.170%, 11/4/2013[b,c]	3,236,954
4,898,000	0.100%, 11/5/2013[b,c]	4,897,946
4,800,000	0.190%, 11/18/2013[b,c]	4,799,569
4,790,000	0.200%, 12/19/2013[b,c]	4,788,723
	Nieuw Amsterdam Receivables
4,600,000	0.160%, 11/18/2013[b,c]	4,599,652
4,700,000	0.200%, 1/8/2014[b,c]	4,698,224
	Old Line Funding, LLC
4,755,000	0.190%, 11/14/2013[b,c]	4,754,674
4,750,000	0.220%, 12/30/2013	4,748,287
4,640,000	0.240%, 3/10/2014[b,c]	4,640,000
	Starbird Funding Corporation
5,500,000	0.100%, 11/1/2013[b,c]	5,500,000
	Sydney Capital Corporation
4,760,000	0.230%, 12/12/2013[b,c]	4,758,753
4,780,000	0.250%, 12/20/2013[b,c]	4,778,374
4,800,000	0.240%, 1/24/2014[b,c]	4,797,312

	Total	82,743,515

Principal Amount	Certificate of Deposit (8.7%)[a]	Value
	Bank of Montreal Chicago
4,630,000	0.418%, 7/24/2014[d]	4,635,320
	Bank of Nova Scotia/Houston
4,815,000	0.260%, 10/24/2014[d]	4,815,000
	Kells Funding, LLC
4,600,000	0.242%, 10/8/2014[b,c]	4,600,000
	Rabobank Nederland
4,640,000	0.272%, 4/29/2014[d]	4,640,327
3,860,000	0.284%, 7/10/2014[d]	3,860,000
4,620,000	0.328%, 12/1/2014[d]	4,620,000
	Royal Bank of Canada
4,650,000	0.300%, 2/28/2014[d]	4,650,000
	Wells Fargo Bank NA
4,750,000	0.180%, 12/11/2013	4,750,000
4,600,000	0.222%, 4/17/2014[d]	4,600,000

	Total	41,170,647

Principal Amount	Financial Company Commercial Paper (11.8%)[a]	Value
	AllianceBernstein, LP
4,805,000	0.320%, 1/21/2014[c]	4,801,540
	BNP Paribas Canada
23,000,000	0.100%, 11/1/2013	23,000,000
	Skandinaviska Enskilda Banken AB
3,850,000	0.250%, 11/12/2013[c]	3,849,706
4,730,000	0.275%, 4/1/2014[c]	4,724,544
4,620,000	0.304%, 9/16/2014[d]	4,620,000
	US Bank NA
12,115,000	0.100%, 11/1/2013	12,115,000
1,166,938	0.200%, 12/11/2013	1,166,679
2,414,616	0.200%, 12/23/2013	2,413,918

	Total	56,691,387

Principal Amount	Government Agency Debt (22.4%)[a]	Value
	Federal Agricultural Mortgage Corporation
4,800,000	0.340%, 7/1/2015[d]	4,812,935
	Federal Home Loan Bank
5,340,000	0.160%, 12/20/2013[d]	5,339,781
5,260,000	0.170%, 2/24/2014[d]	5,260,000
4,640,000	0.683%, 4/8/2014	4,648,968
5,120,000	0.220%, 6/4/2014[d]	5,122,139
	Federal Home Loan Mortgage Corporation
1,800,000	0.370%, 11/18/2013[d]	1,800,151
	Federal National Mortgage Association
5,330,000	0.153%, 6/20/2014[d]	5,329,316
5,330,000	0.350%, 8/25/2014[d]	5,336,165
	Overseas Private Investment Corporation
386,204	0.120%, 11/6/2013[d]	386,204
6,160,000	0.120%, 11/6/2013[d]	6,160,000
3,771,934	0.120%, 11/6/2013[d]	3,771,934
1,293,102	0.120%, 11/6/2013[d]	1,293,102
5,275,000	0.130%, 11/6/2013[d]	5,275,000
7,700,000	0.130%, 11/7/2013[d]	7,700,000
4,855,000	0.140%, 11/7/2013[d]	4,855,000
13,465,000	0.531%, 12/9/2013	13,528,897
4,312,940	0.294%, 4/15/2014	5,826,443
7,730,000	0.400%, 5/2/2014	7,745,487
9,030,000	0.400%, 5/2/2014	9,048,091
3,432,000	0.176%, 9/7/2014	3,434,639

	Total	106,674,252

Shares	Investment Company (7.5%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.030%	100,000
	BlackRock Cash Funds
22,978,000	0.090%	22,978,000
	Dreyfus Institutional Cash Advantage Fund
315,000	0.060%	315,000
	DWS Money Market Series
12,182,024	0.050%	12,182,025

	Total	35,575,025

Principal Amount	Other Commercial Paper (7.2%)[a]	Value
	BHP Billiton Finance USA, Ltd.
4,620,000	0.130%, 12/17/2013[c]	4,619,232
	Caisse d’Amortissement de la Dette Sociale
9,600,000	0.100%, 11/4/2013[c]	9,599,920
	Caisse des Depots et Consignations
4,750,000	0.180%, 1/29/2014[c]	4,747,886
	COFCO Capital Corporation
4,800,000	0.200%, 11/21/2013	4,799,467

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2013

Principal Amount	Other Commercial Paper (7.2%)[a]	Value
	Reckitt Benckiser Treasury Services plc
$3,080,000	0.220%, 3/18/2014[c]	$3,077,421
4,750,000	0.350%, 9/12/2014[c]	4,735,453
	Schlumberger Investment SA
2,390,000	0.230%, 1/28/2014[c]	2,388,656

	Total	33,968,035

Principal Amount	Other Note (20.6%)[a]	Value
	Bank of Montreal
4,070,000	1.750%, 4/29/2014	4,098,495
	Bank of New York Mellon Corporation
6,311,000	0.508%, 7/28/2014[d]	6,323,983
	BHP Billiton Finance USA, Ltd.
3,800,000	6.750%, 11/1/2013	3,800,000
3,000,000	0.533%, 2/18/2014[d]	3,002,578
	General Electric Capital Corporation
4,930,000	1.093%, 1/7/2014[d]	4,937,833
2,940,000	0.383%, 3/20/2014[d]	2,941,340
4,900,000	0.873%, 4/7/2014[d]	4,913,712
	John Deere Capital Corporation
3,850,000	0.343%, 10/8/2014[d]	3,853,135
	KFW
4,650,000	0.424%, 1/17/2014[d]	4,652,398
	Nederlandse Waterschapsbank NV
4,720,000	0.288%, 10/27/2014[c,d]	4,721,482
	Nordea Bank AB
4,700,000	2.125%, 1/14/2014[c]	4,716,477
	Novartis Capital Corporation
4,896,000	4.125%, 2/10/2014	4,946,188
	Novartis Finance Corporation
4,000,000	0.060%, 11/6/2013[c]	3,999,967
	Royal Bank of Canada
4,800,000	0.346%, 7/3/2014[d]	4,800,000
2,300,000	0.293%, 10/7/2014[c,d]	2,300,000
	SSIF Nevada, LP
4,600,000	0.944%, 4/14/2014[c,d]	4,613,350
	Target Corporation
2,400,000	0.416%, 7/18/2014[d]	2,403,936
	Total Capital Canada, Ltd.
4,560,000	0.624%, 1/17/2014[d]	4,564,073
4,620,000	1.625%, 1/28/2014	4,635,679
	United Technologies Corporation
2,520,000	0.530%, 12/2/2013[d]	2,520,658
	Wells Fargo Bank NA
4,600,000	0.304%, 7/15/2019[d]	4,600,000
	Westpac Banking Corporation
2,300,000	0.988%, 12/9/2013[d]	2,301,802
3,890,000	1.192%, 2/24/2014[c,d]	3,901,303
4,620,000	0.233%, 9/19/2014[c]	4,619,634

	Total	98,168,023

Principal Amount	Treasury Debt (4.4%)[a]	Value
	U.S. Treasury Bill
8,000,000	0.195%, 11/7/2013	7,999,740
6,000,000	4.250%, 11/15/2013	6,009,339
6,600,000	0.250%, 4/30/2014	6,602,762

	Total	20,611,841

Principal Amount	Variable Rate Demand Note (1.8%)[a]	Value
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
8,730,000	0.080%, 11/7/2013[d]	8,730,000

	Total	8,730,000

	Total Investments (at amortized cost) 101.8%	$484,332,725

	Other Assets and Liabilities, Net (1.8)%	(8,785,637)

	Total Net Assets 100.0%	$475,547,088

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $132,266,752 or 27.8% of total net assets.

d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.

Cost for federal income tax purposes	$484,332,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	82,743,515	–	82,743,515	–
Certificate of Deposit	41,170,647	–	41,170,647	–
Financial Company Commercial Paper	56,691,387	–	56,691,387	–
Government Agency Debt	106,674,252	–	106,674,252	–
Investment Company	35,575,025	35,575,025	–	–
Other Commercial Paper	33,968,035	–	33,968,035	–
Other Note	98,168,023	–	98,168,023	–
Treasury Debt	20,611,841	–	20,611,841	–
Variable Rate Demand Note	8,730,000	–	8,730,000	–

Total	$484,332,725	$35,575,025	$448,757,700	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2013	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund
Assets
Investments at cost	$558,956,355		$1,396,686,489		$1,430,361,216		$713,550,036
Investments in securities at value	250,119,237		618,283,294		672,450,178		430,450,269
Investments in affiliates at value	456,895,358		1,051,688,860		978,071,769		353,146,033
Investments at Value	707,014,595		1,669,972,154		1,650,521,947		783,596,302

Cash	970,175	(a)	–	(b)	–	(c)	2,947,699	(d)
Dividends and interest receivable	189,686		1,356,032		2,015,671		1,469,063
Prepaid expenses	14,341		19,305		20,227		15,180
Receivable for investments sold	2,662,418		4,620,149		9,598,979		11,020,709
Receivable for fund shares sold	637,542		1,085,565		940,633		290,638
Unrealized gain on forward contracts	–		–		–		–
Receivable for foreign currency	2,048,986		3,905,596		3,058,053		1,201,443
Receivable for variation margin	1,234,665		1,621,929		1,036,841		314,957
Total Assets	714,772,408		1,682,580,730		1,667,192,351		800,855,991

Liabilities
Distributions payable	–		–		–		–
Accrued expenses	100,807		178,310		160,694		92,746
Other liabilities	–		1,838,747	(b)	672,922	(c)	–
Payable for investments purchased	6,197,609		9,998,450		45,288,921		63,365,422
Payable upon return of collateral for securities loaned	–		1,305,947		2,115,760		3,018,707
Payable for fund shares redeemed	282,729		711,043		693,838		560,248
Unrealized loss on forward contracts	–		–		–		–
Payable for variation margin	762,694		945,569		585,658		183,347
Payable to affiliate	414,435		1,140,255		1,169,118		616,761
Mortgage dollar roll deferred revenue	4,483		16,531		41,107		80,805
Total Liabilities	7,762,757		16,134,852		50,728,018		67,918,036

Net Assets
Capital stock (beneficial interest)	538,075,375		1,348,773,090		1,369,785,179		652,353,600
Accumulated undistributed net investment income/(loss)	(955,659)		4,825,376		862,425		600,563
Accumulated undistributed net realized gain/(loss)	20,144,974		34,758,087		20,899,228		7,352,146
Net unrealized appreciation/(depreciation) on:
Investments	38,652,677		64,021,799		50,180,892		19,837,156
Affiliated investments	109,405,563		209,263,866		169,979,839		50,209,110
Futures contracts	1,678,284		4,758,530		4,705,292		2,557,320
Foreign currency forward contracts	–		–		–		–
Foreign currency transactions	2,767		5,443		4,221		1,612
Swap agreements	5,670		39,687		47,257		26,448
Total Net Assets	$707,009,651		$1,666,445,878		$1,616,464,333		$732,937,955

Class A Share Capital	$612,362,395		$1,558,928,683		$1,541,273,993		$701,286,610
Shares of beneficial interest outstanding (Class A)	43,272,175		113,883,091		119,677,907		58,549,268
Net asset value per share	$14.15		$13.69		$12.88		$11.98
Maximum public offering price	$14.97		$14.49		$13.63		$12.68
Institutional Class Share Capital	$94,647,256		$107,517,195		$75,190,340		$31,651,345
Shares of beneficial interest outstanding (Institutional Class)	6,633,499		7,794,173		5,824,968		2,635,438
Net asset value per share	$14.27		$13.79		$12.91		$12.01

(a)	Includes foreign currency holdings of $-2,048,986 (cost $-2,048,986).
(b)	Includes foreign currency holdings of $-3,897,044 (cost $-3,897,027).
(c)	Includes foreign currency holdings of $-3,051,545 (cost $-3,051,532).
(d)	Includes foreign currency holdings of $-1,201,443 (cost $-1,201,443).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund		Small Cap Stock Fund	Mid Cap Growth Fund

$220,336,439	$292,041,189	$14,889,138	$148,865,831	$160,859,960		$298,184,378	$312,516,094
216,704,435	251,933,711	15,379,461	166,597,305	266,996,647		311,194,259	400,733,821
24,239,009	40,150,617	257,720	25,464,785	12,491,297		51,116,555	37,825,074
240,943,444	292,084,328	15,637,181	192,062,090	279,487,944		362,310,814	438,558,895

875	4,375	8,139 (e)	–	2,332	(f)	–	–
649,641	1,375,905	1,931	33,667	85,276		60,801	108,808
8,683	11,972	15,862	10,132	12,109		8,876	12,468
4,570,064	6,744,656	111,877	2,333,527	1,044,090		3,651,241	1,091,275
188,973	116,511	22,974	16,886	282,279		38,590	118,410
–	–	263	–	–		–	–
–	–	–	–	–		–	–
–	–	–	–	–		–	–
246,361,680	300,337,747	15,798,227	194,456,302	280,914,030		366,070,322	439,889,856

–	70,824	–	–	–		–	–
105,920	131,290	21,589	39,389	68,381		131,128	122,006
–	–	–	907,365	–		–	–
23,389,683	46,521,874	118,287	3,781,268	1,289,478		3,318,128	420,148
–	–	–	17,412,554	4,609,450		26,183,357	19,138,554
263,459	193,553	16,323	7,764	191,122		269,429	197,752
–	–	31	–	–		–	–
13,563	6,250	–	–	–		145,340	–
156,003	139,115	19,546	145,898	203,336		277,383	219,177
19,370	40,858	–	–	–		–	–
23,947,998	47,103,764	175,776	22,294,238	6,361,767		30,324,765	20,097,637

178,245,641	261,178,836	14,816,763	106,024,544	149,090,382		269,785,460	243,548,682
(73,010)	62,530	150,744	(70,035)	(959,385)		(560,955)	(65,150)
23,539,786	(8,189,462)	(93,010)	23,011,296	7,793,282		1,523,810	50,265,886

20,607,005	43,139	748,043	43,196,259	118,627,984		64,126,436	126,042,801
–	–	–	–	–		–	–
93,940	138,940	–	–	–		870,806	–
–	–	232	–	–		–	–
320	–	(321)	–	–		–	–
–	–	–	–	–		–	–
$222,413,682	$253,233,983	$15,622,451	$172,162,064	$274,552,263		$335,745,557	$419,792,219

$167,762,219	$228,437,045	$14,645,160	$26,025,811	$95,973,346		$255,555,684	$265,669,281
11,802,772	22,133,694	1,393,144	1,528,043	4,653,308		13,795,982	12,295,943
$14.21	$10.32	$10.51	$17.03	$20.62		$18.52	$21.61
$15.04	$10.81	$11.12	$18.02	$21.82		$19.60	$22.87
$54,651,463	$24,796,938	$977,291	$146,136,253	$178,578,917		$80,189,873	$154,122,938
3,851,033	2,402,391	92,631	8,318,725	8,229,912		3,822,204	6,240,117
$14.19	$10.32	$10.55	$17.57	$21.70		$20.98	$24.70

(e)	Includes foreign currency holdings of $8,139 (cost $8,139).
(f)	Includes foreign currency holdings of $2,332 (cost $2,332).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of October 31, 2013	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund
Assets
Investments at cost	$136,269,703	$765,830,544	$751,020,766	$353,717,873
Investments in securities at value	158,762,192	879,790,714	835,932,001	424,252,331
Investments in affiliates at value	2,568,093	133,572,420	26,899,197	24,127,000
Investments at Value	161,330,285	1,013,363,134	862,831,198	448,379,331

Cash	–	–	1,670,699 (a)	–	(b)
Initial margin deposit on open future contracts	–	–	79,874	–
Dividends and interest receivable	42,801	338,722	2,864,213	92,681
Prepaid expenses	10,105	11,901	9,805	12,810
Receivable for investments sold	2,867,691	–	11,083,325	5,533,075
Receivable for fund shares sold	37,112	68,469	153,335	157,555
Unrealized gain on forward contracts	–	–	421,439	–
Receivable for foreign currency	–	–	593,307	422,163
Receivable for variation margin	–	–	10,259	91,336
Total Assets	164,287,994	1,013,782,226	879,717,454	454,688,951

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	42,029	238,949	240,395	114,123
Other liabilities	–	–	–	422,163	(b)
Payable for investments purchased	3,410,535	302,405	11,560,770	3,368,274
Payable upon return of collateral for securities loaned	–	96,425,470	13,655,850	6,510,000
Payable for fund shares redeemed	23,018	719,856	116,597	94,697
Unrealized loss on forward contracts	–	–	346,746	–
Payable for variation margin	–	–	7,790	19,668
Payable to affiliate	117,084	705,829	654,066	304,148
Mortgage dollar roll deferred revenue	–	–	–	–
Total Liabilities	3,592,666	98,392,509	26,582,214	10,833,073

Net Assets
Capital stock (beneficial interest)	105,784,559	685,992,136	829,478,917	388,697,361
Accumulated undistributed net investment income/(loss)	722,753	348,182	14,765,864	1,019,085
Accumulated undistributed net realized gain/(loss)	29,127,434	(18,483,191)	(102,944,625)	(40,983,209)
Net unrealized appreciation/(depreciation) on:
Investments	25,060,582	247,532,590	111,810,432	94,661,458
Futures contracts	–	–	(77,786)	460,057
Foreign currency forward contracts	–	–	74,693	–
Foreign currency transactions	–	–	27,745	1,126
Swap agreements	–	–	–	–
Total Net Assets	$160,695,328	$915,389,717	$853,135,240	$443,855,878

Class A Share Capital	$31,050,623	$625,368,514	$181,614,855	$156,988,079
Shares of beneficial interest outstanding (Class A)	1,909,526	30,690,182	17,652,039	22,098,359
Net asset value per share	$16.26	$20.38	$10.29	$7.10
Maximum public offering price	$17.21	$21.57	$10.89	$7.51
Institutional Class Share Capital	$129,644,705	$290,021,203	$671,520,385	$286,867,799
Shares of beneficial interest outstanding (Institutional Class)	7,938,941	13,128,663	64,817,013	37,475,650
Net asset value per share	$16.33	$22.09	$10.36	$7.65

(a)	Includes foreign currency holdings of $156,085 (cost $174,131).
(b)	Includes foreign currency holdings of $-422,163 (cost $-422,163).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Large Cap Value Fund	Large Cap Stock Fund		High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$552,139,304	$1,380,468,445		$789,040,782	$835,817,247	$1,415,930,881	$119,462,913	$910,062,207
704,645,017	1,638,790,309		756,472,587	814,691,964	1,478,235,269	106,975,920	858,242,919
28,303,246	104,494,057		62,054,947	46,660,273	–	12,641,952	51,082,140
732,948,263	1,743,284,366		818,527,534	861,352,237	1,478,235,269	119,617,872	909,325,059

–	–	(c)	–	–	30,296	–	1,089
–	–		–	–	–	–	–
777,768	459,889		13,554,285	8,398,928	21,228,612	503,328	2,649,338
10,443	17,005		16,803	17,427	24,240	5,277	32,182
14,423,929	51,694,287		2,015,830	13,176,686	5,320,336	2,585,658	26,500,650
499,414	128,953		491,873	235,074	668,623	69,283	1,156,624
–	–		–	–	–	–	–
–	3,301,244		–	–	–	–	–
–	866,234		–	97,849	–	–	45,858
748,659,817	1,799,751,978		834,606,325	883,278,201	1,505,507,376	122,781,418	939,710,800

–	–		764,649	193,741	732,148	1,138	18,592
147,850	726,983		180,987	177,807	326,787	23,101	158,366
–	2,990,503	(c)	–	–	–	–	–
14,505,997	44,558,077		5,914,659	44,954,245	13,489,207	7,741,138	65,729,824
9,844,200	–		46,006,909	14,088,307	–	6,897,500	8,269,685
252,627	740,271		671,475	605,042	1,082,200	50,240	1,437,268
–	–		–	–	–	–	–
–	185,361		–	61,478	–	–	15,810
354,240	1,224,601		409,543	365,169	869,083	46,879	306,901
–	–		–	46,827	–	8,249	75,735
25,104,914	50,425,796		53,948,222	60,492,616	16,499,425	14,768,245	76,012,181

554,315,618	1,232,001,734		796,619,836	812,264,907	1,435,031,000	106,649,331	861,513,768
6,844,473	6,551,507		69,740	(105,936)	(17,489)	(5,541)	287,004
(18,414,147)	143,655,930		(45,518,225)	(13,635,298)	(8,309,948)	1,214,424	4,693,724

180,808,959	362,815,921		29,486,752	25,534,990	62,304,388	154,959	(737,148)
–	4,296,646		–	(1,286,996)	–	–	(2,098,674)
–	–		–	–	–	–	–
–	4,444		–	–	–	–	–
–	–		–	13,918	–	–	39,945
$723,554,903	$1,749,326,182		$780,658,103	$822,785,585	$1,489,007,951	$108,013,173	$863,698,619

$214,614,322	$1,556,490,928		$539,985,937	$419,450,097	$1,397,169,298	$12,950,634	$415,550,372
11,538,718	56,521,225		106,003,106	46,147,468	124,985,144	1,293,056	33,163,781
$18.60	$27.54		$5.09	$9.09	$11.18	$10.02	$12.53
$19.68	$29.14		$5.33	$9.52	$11.71	$10.22	$12.53
$508,940,581	$192,835,254		$240,672,166	$403,335,488	$91,838,653	$95,062,539	$448,148,247
27,173,699	6,947,825		47,218,206	44,411,123	8,215,589	9,489,746	35,772,756
$18.73	$27.75		$5.10	$9.08	$11.18	$10.02	$12.53

(c)	Includes foreign currency holdings of $-3,301,244 (cost $-3,301,244).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of October 31, 2013	Money Market Fund
Assets
Investments at cost	$484,332,725
Investments in securities at value	484,332,725
Investments at Value	484,332,725	[1]

Cash	3,395
Dividends and interest receivable	403,830
Prepaid expenses	17,341
Receivable for fund shares sold	2,305,752
Receivable from affiliate	20,136
Total Assets	487,083,179

Liabilities
Accrued expenses	81,724
Payable for investments purchased	9,220,000
Payable for fund shares redeemed	2,234,367
Total Liabilities	11,536,091

Net Assets
Capital stock (beneficial interest)	475,547,088
Accumulated undistributed net investment income/(loss)	–
Accumulated undistributed net realized gain/(loss)	–
Total Net Assets	$475,547,088

Class A Share Capital	$469,015,144
Shares of beneficial interest outstanding (Class A)	469,015,143
Net asset value per share	$1.00
Maximum public offering price	$1.00
Institutional Class Share Capital	$6,531,944
Shares of beneficial interest outstanding (Institutional Class)	6,531,944
Net asset value per share	$1.00

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2013	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$3,024,915	$5,274,220	$3,959,664	$1,546,980
Taxable interest	253,788	5,195,981	7,828,580	5,703,512
Income from mortgage dollar rolls	84,827	335,969	1,206,800	1,354,303
Income from securities loaned	–	2,929	4,950	5,901
Income from affiliated investments	5,069,792	17,084,549	19,511,553	8,278,304
Foreign tax withholding	(13,081)	(25,812)	(19,636)	(7,877)
Total Investment Income	8,420,241	27,867,836	32,491,911	16,881,123

Expenses
Adviser fees	2,137,155	4,641,363	4,479,723	2,407,393
Sub-Adviser fees	–	–	–	–
Administrative service fees	187,835	349,722	349,091	200,950
Amortization of offering costs	–	–	–	–
Audit and legal fees	28,220	39,589	39,989	29,471
Custody fees	58,674	94,241	94,960	73,708
Distribution expenses Class A	1,359,013	3,489,354	3,548,442	1,669,365
Insurance expenses	7,144	11,806	11,775	7,486
Printing and postage expenses Class A	190,271	370,175	297,781	127,307
Printing and postage expenses Institutional Class	390	343	466	432
SEC and state registration expenses	50,120	84,524	88,719	60,859
Transfer agent fees Class A	767,986	1,498,325	1,164,993	476,431
Transfer agent fees Institutional Class	365	410	692	791
Trustees’ fees	14,936	24,982	24,481	17,351
Other expenses	13,221	38,417	38,540	34,689
Total Expenses Before Reimbursement	4,815,330	10,643,251	10,139,652	5,106,233
Less:
Reimbursement from adviser	(55,087)	(256,008)	(314,446)	(229,090)
Custody earnings credit	(265)	(305)	(323)	(399)
Total Net Expenses	4,759,978	10,386,938	9,824,883	4,876,744

Net Investment Income/(Loss)	3,660,263	17,480,898	22,667,028	12,004,379
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	18,453,199	34,612,962	22,791,153	7,524,330
Affiliated investments	7,253,724	7,857,956	6,971,155	4,194,200
Distributions of realized capital gains from affiliated investments	5,302,349	10,221,472	5,653,354	975,064
Written option contracts	–	9,775	33,300	35,127
Futures contracts	(3,405,909)	(270,887)	1,342,703	799,838
Foreign currency transactions	50,872	131,196	102,806	34,856
Swap agreements	(2,399)	(1,037,709)	(1,003,660)	(731,065)
Change in net unrealized appreciation/(depreciation) on:
Investments	25,782,550	38,940,660	28,906,290	9,765,193
Affiliated investments	82,103,485	164,941,677	113,315,285	24,669,746
Futures contracts	579,974	4,401,101	5,089,523	2,872,105
Foreign currency forward contracts	15	39	39	21
Foreign currency transactions	2,849	5,532	4,244	1,612
Swap agreements	5,670	39,687	47,257	26,448
Net Realized and Unrealized Gains/(Losses)	136,126,379	259,853,461	183,253,449	50,167,475

Net Increase/(Decrease) in Net Assets Resulting From Operations	$139,786,642	$277,334,359	$205,920,477	$62,171,854

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund

$2,257,221	$86,741	$432,318	$1,054,025	$5,138,326	$3,309,756	$3,356,672
1,661,677	6,715,748	77	365	546	1,736	954
408,446	1,425,029	–	–	–	–	–
6,921	2,894	–	130,238	64,223	122,696	18,324
104,737	697,386	249	3,393	4,269	30,604	15,309
(28,269)	–	(53,598)	(847)	(4,953)	(32,703)	(6,585)
4,410,733	8,927,798	379,046	1,187,174	5,202,411	3,432,089	3,384,674

1,113,777	1,234,878	79,243	421,443	247,644	2,081,844	1,563,157
–	–	106,314	927,175	1,479,525	–	–
107,939	121,484	72,900	98,051	116,196	127,100	144,318
–	–	34,567	–	–	–	–
22,657	24,020	18,864	21,822	23,118	23,925	25,369
30,364	25,164	121,635	28,342	12,617	16,560	12,334
377,725	601,128	36,106	50,756	206,535	583,522	606,192
4,854	5,333	3,780	4,524	5,075	5,451	6,011
51,643	70,418	2,314	9,413	40,816	109,964	132,537
336	609	125	524	13,067	348	13,954
30,254	39,179	18,249	28,227	31,200	31,345	34,828
219,553	286,377	9,423	43,726	195,149	546,510	566,424
365	1,693	386	278	76,914	790	81,645
17,967	21,324	5,293	12,682	17,481	22,829	25,166
21,637	21,798	15,876	10,165	10,503	10,219	10,728
1,999,071	2,453,405	525,075	1,657,128	2,475,840	3,560,407	3,222,663

(5,192)	(228,387)	(274,212)	(29,975)	(101)	–	–
(164)	(238)	(78)	(348)	(202)	(183)	(104)
1,993,715	2,224,780	250,785	1,626,805	2,475,537	3,560,224	3,222,559

2,417,018	6,703,018	128,261	(439,631)	2,726,874	(128,135)	162,115

22,974,312	(2,797,699)	(91,229)	24,746,221	8,309,561	14,518,060	51,306,317
424,463	3,369,836	–	–	–	–	–
4	13	–	5	3	17	8
–	–	–	–	–	–	–
471,124	754,815	–	–	–	6,567,940	–
(1,973)	–	(11,679)	–	70	(18,208)	–
(109,168)	(873,334)	–	–	–	–	–

11,171,923	(8,223,233)	481,709	26,134,824	61,737,279	56,241,934	44,497,684
(434,321)	(3,456,527)	–	–	–	–	–
98,542	151,659	–	–	–	2,504,223	–
–	–	247	–	–	–	–
320	–	(325)	–	–	–	–
38,580	308,639	–	–	–	–	–
34,633,806	(10,765,831)	378,723	50,881,050	70,046,913	79,813,966	95,804,009

$37,050,824	$(4,062,813)	$506,984	$50,441,419	$72,773,787	$79,685,831	$95,966,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the year ended October 31, 2013	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund
Investment Income
Dividends	$2,554,550	$9,752,700	$20,435,772	$5,188,056
Taxable interest	313	2,526	4,455,497	1,275
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	–
Income from securities loaned	7,233	180,927	113,247	3,339
Income from affiliated investments	2,275	30,073	15,527	12,323
Foreign tax withholding	748	–	(1,800,780)	(19,809)
Total Investment Income	2,565,119	9,966,226	23,219,263	5,185,184

Expenses
Adviser fees	401,694	5,435,901	2,953,273	2,905,759
Sub-Adviser fees	684,653	–	3,815,379	–
Administrative service fees	97,127	223,715	216,406	142,557
Audit and legal fees	21,794	30,500	38,773	24,956
Custody fees	33,511	25,906	446,869	13,079
Distribution expenses Class A	61,795	1,418,548	421,249	341,316
Insurance expenses	4,475	8,322	7,926	5,811
Printing and postage expenses Class A	12,709	181,015	119,833	82,839
Printing and postage expenses Institutional Class	373	1,345	3,152	356
SEC and state registration expenses	29,491	42,077	42,817	34,446
Transfer agent fees Class A	58,069	894,306	504,070	392,110
Transfer agent fees Institutional Class	1,692	6,098	8,185	1,043
Trustees’ fees	12,565	48,468	43,099	25,959
Other expenses	9,771	13,051	66,130	10,367
Total Expenses Before Reimbursement	1,429,719	8,329,252	8,687,161	3,980,598

Less:
Reimbursement from adviser	(44,671)	–	(384,635)	(292,474)
Custody earnings credit	(201)	(175)	(897)	(112)
Total Net Expenses	1,384,847	8,329,077	8,301,629	3,688,012

Net Investment Income/(Loss)	1,180,272	1,637,149	14,917,634	1,497,172

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	29,517,830	88,843,173	37,719,573	29,928,705
Affiliated investments	–	–	–	–
Distributions of realized capital gains from affiliated investments	2	28	7	5
Futures contracts	–	–	480,649	–
Foreign currency transactions	–	–	(475,553)	254
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	8,215,225	143,065,706	93,681,924	72,224,078
Affiliated investments	–	–	–	–
Futures contracts	–	–	(68,654)	460,057
Foreign currency forward contracts	–	–	202,668	–
Foreign currency transactions	–	–	55,974	1,126
Swap agreements	–	–	–	–
Net Realized and Unrealized Gains/(Losses)	37,733,057	231,908,907	131,596,588	102,614,225
Net Increase/(Decrease) in Net Assets Resulting

From Operations	$38,913,329	$233,546,056	$146,514,222	$104,111,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Large Cap Value Fund	Large Cap Stock Fund	High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$14,661,306	$30,398,760	$246,388	$696,556	$–	$–	$250,729
1,441	9,856	54,864,328	34,135,571	375,825	1,491,366	14,613,483
–	–	–	–	69,915,757	–	–
–	–	–	972,098	–	128,055	772,434
26,119	21,700	154,778	21,156	–	48,293	41,447
17,019	119,451	26,765	48,048	–	6,511	477,868
(134,605)	(28,658)	–	–	–	–	–
14,571,280	30,521,109	55,292,259	35,873,429	70,291,582	1,674,225	16,155,961

2,935,324	9,326,270	3,078,876	2,920,815	6,345,754	413,609	2,583,223
–	–	–	–	–	–	–
192,114	377,285	221,547	231,378	369,907	89,391	237,585
28,198	42,169	31,485	32,927	43,401	21,212	32,540
16,290	35,835	25,673	32,866	38,889	9,652	31,568
480,984	3,640,413	1,349,310	1,103,731	3,755,459	17,412	549,019
7,173	13,039	8,118	8,567	12,733	4,313	8,896
77,893	545,941	144,310	116,880	177,026	9,490	135,318
10,749	583	16,531	5,354	6,321	494	16,826
40,258	57,842	57,448	55,958	83,535	26,303	94,344
363,006	2,247,828	524,317	436,663	581,852	38,128	466,128
63,052	1,457	96,285	26,828	36,329	831	99,674
37,119	103,316	43,472	46,506	85,018	6,715	45,809
11,862	17,333	40,875	39,847	94,593	12,642	33,248
4,264,022	16,409,311	5,638,247	5,058,320	11,630,817	650,192	4,334,178

–	–	–	–	–	(18,311)	(26,622)
(185)	(137)	(253)	(202)	(89)	(227)	(183)
4,263,837	16,409,174	5,637,994	5,058,118	11,630,728	631,654	4,307,373

10,307,443	14,111,935	49,654,265	30,815,311	58,660,854	1,042,571	11,848,588

34,214,009	144,819,765	21,533,628	17,244,594	(8,035,549)	1,214,423	1,563,539
–	–	–	–	–	–	2,937,011

6	43	25	21	–	1	13
–	15,407,355	257,415	(328,413)	–	–	3,214,074
–	(7,370)	–	–	–	–	–
–	–	(1,635,457)	(1,371,080)	–	–	(959,559)

120,540,096	179,008,676	(8,076,798)	(42,659,863)	(97,358,879)	(4,373,218)	(9,520,517)
–	–	–	–	–	–	(2,958,614)
–	8,078,088	–	(976,799)	–	–	(1,875,574)
–	–	–	–	–	–	–
–	4,444	–	–	–	–	–
–	–	290,057	264,971	–	–	374,305
154,754,111	347,311,001	12,368,870	(27,826,569)	(105,394,428)	(3,158,794)	(7,225,322)

$165,061,554	$361,422,936	$62,023,135	$2,988,742	$(46,733,574)	$(2,116,223)	$4,623,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the year ended October 31, 2013	Money Market Fund
Investment Income
Dividends	$45,367
Taxable interest	1,059,647
Total Investment Income	1,105,014

Expenses
Adviser fees	2,416,802
Administrative service fees	160,731
Audit and legal fees	26,424
Custody fees	25,230
Distribution expenses Class A	592,085
Insurance expenses	6,635
Printing and postage expenses Class A	289,416
Printing and postage expenses Institutional Class	540
SEC and state registration expenses	99,350
Transfer agent fees Class A	868,242
Transfer agent fees Institutional Class	1,543
Trustees’ fees	22,403
Other expenses	17,780
Total Expenses Before Reimbursement	4,527,181
Less:
Reimbursement from adviser	(3,414,439)
Custody earnings credit	(122)
Total Net Expenses	1,112,620

Net Investment Income/(Loss)	(7,606)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	7,606
Net Realized and Unrealized Gains/(Losses)	7,606

Net Increase/(Decrease) in Net Assets Resulting From Operations	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2013	10/31/2012	10/31/2013	10/31/2012
Operations
Net investment income/(loss)	$3,660,263	$2,182,320	$17,480,898	$13,375,503
Net realized gains/(losses)	27,651,836	10,268,719	51,524,765	23,411,598
Change in net unrealized appreciation/(depreciation)	108,474,543	33,691,968	208,328,696	74,379,476
Net Change in Net Assets Resulting From Operations	139,786,642	46,143,007	277,334,359	111,166,577
Distributions to Shareholders
From net investment income Class A	(4,035,207)	(2,362,528)	(18,716,141)	(15,228,935)
From net investment income Institutional Class	(974,138)	(687,226)	(1,621,402)	(1,430,963)
Total From Net Investment Income	(5,009,345)	(3,049,754)	(20,337,543)	(16,659,898)
From net realized gains Class A	(4,065,813)	–	(9,895,481)	–
From net realized gains Institutional Class	(652,519)	–	(687,285)	–
Total From Net Realized Gains	(4,718,332)	–	(10,582,766)	–
Total Distributions to Shareholders	(9,727,677)	(3,049,754)	(30,920,309)	(16,659,898)
Capital Stock Transactions

Class A
Sold	64,770,567	55,000,663	176,333,831	140,815,765
Distributions reinvested	8,084,704	2,358,027	28,517,101	15,171,749
Redeemed	(67,143,466)	(61,838,154)	(144,355,914)	(144,482,829)
Total Class A Capital Stock Transactions	5,711,805	(4,479,464)	60,495,018	11,504,685

Institutional Class
Sold	15,041,868	15,664,364	16,165,902	11,803,770
Distributions reinvested	1,626,656	687,225	2,307,031	1,429,891
Redeemed	(20,912,544)	(21,638,126)	(17,265,702)	(14,598,328)
Total Institutional Class Capital Stock Transactions	(4,244,020)	(5,286,537)	1,207,231	(1,364,667)
Capital Stock Transactions	1,467,785	(9,766,001)	61,702,249	10,140,018

Net Increase/(Decrease) in Net Assets	131,526,750	33,327,252	308,116,299	104,646,697
Net Assets, Beginning of Period	575,482,901	542,155,649	1,358,329,579	1,253,682,882
Net Assets, End of Period	$707,009,651	$575,482,901	$1,666,445,878	$1,358,329,579
Accumulated Undistributed Net Investment Income/(Loss)	$(955,659)	$132,214	$4,825,376	$6,761,916

Capital Stock Share Transactions

Class A shares
Sold	5,126,052	4,938,608	14,095,887	12,578,142
Distributions reinvested	697,566	225,003	2,447,007	1,439,445
Redeemed	(5,369,893)	(5,541,047)	(11,648,960)	(12,889,713)
Total Class A shares	453,725	(377,436)	4,893,934	1,127,874

Institutional Class shares
Sold	1,193,640	1,407,797	1,287,242	1,051,797
Distributions reinvested	139,459	65,326	196,902	135,023
Redeemed	(1,678,319)	(1,916,314)	(1,380,109)	(1,289,591)
Total Institutional Class shares	(345,220)	(443,191)	104,035	(102,771)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Balanced Income Plus Fund		Opportunity Income Plus Fund
10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012

$22,667,028	$19,616,676	$12,004,379	$10,622,842	$2,417,018	$2,296,157	$6,703,018	$7,469,413
35,890,811	24,785,908	12,832,350	14,032,483	23,758,762	9,857,391	453,631	7,424,574
147,362,638	65,903,613	37,335,125	22,764,119	10,875,044	3,510,461	(11,219,462)	6,419,440
205,920,477	110,306,197	62,171,854	47,419,444	37,050,824	15,664,009	(4,062,813)	21,313,427

(22,192,737)	(18,540,380)	(11,592,083)	(10,200,483)	(1,708,602)	(1,466,431)	(5,586,159)	(5,834,738)
(1,322,825)	(1,162,146)	(636,600)	(517,656)	(798,573)	(777,933)	(838,594)	(1,334,789)
(23,515,562)	(19,702,526)	(12,228,683)	(10,718,139)	(2,507,175)	(2,244,364)	(6,424,753)	(7,169,527)
(16,357,946)	(1,435,970)	(10,560,721)	(3,065,524)	(7,202,125)	(3,512,172)	–	–
(812,294)	(72,960)	(485,386)	(123,672)	(2,491,936)	(1,317,538)	–	–
(17,170,240)	(1,508,930)	(11,046,107)	(3,189,196)	(9,694,061)	(4,829,710)	–	–
(40,685,802)	(21,211,456)	(23,274,790)	(13,907,335)	(12,201,236)	(7,074,074)	(6,424,753)	(7,169,527)

203,404,011	168,819,869	113,743,617	111,972,893	16,695,910	7,056,563	28,357,443	28,424,145
38,277,439	19,811,801	21,931,411	13,135,303	8,720,430	4,875,836	5,026,252	5,243,953
(174,335,354)	(164,531,041)	(104,514,093)	(83,973,451)	(17,244,645)	(18,182,481)	(45,358,825)	(32,556,065)
67,346,096	24,100,629	31,160,935	41,134,745	8,171,695	(6,250,082)	(11,975,130)	1,112,033

14,190,738	13,467,649	12,617,179	9,336,950	453,568	382,949	32,750,456	19,240,418
2,109,660	1,220,635	1,110,469	629,456	3,283,026	2,091,209	717,873	1,251,147
(14,912,776)	(12,626,406)	(11,792,210)	(5,748,174)	(5,255,854)	(7,621,983)	(44,045,496)	(42,211,397)
1,387,622	2,061,878	1,935,438	4,218,232	(1,519,260)	(5,147,825)	(10,577,167)	(21,719,832)
68,733,718	26,162,507	33,096,373	45,352,977	6,652,435	(11,397,907)	(22,552,297)	(20,607,799)

233,968,393	115,257,248	71,993,437	78,865,086	31,502,023	(2,807,972)	(33,039,863)	(6,463,899)
1,382,495,940	1,267,238,692	660,944,518	582,079,432	190,911,659	193,719,631	286,273,846	292,737,745
$1,616,464,333	$1,382,495,940	$732,937,955	$660,944,518	$222,413,682	$190,911,659	$253,233,983	$286,273,846
$862,425	$1,145,709	$600,563	$773,764	$(73,010)	$(76,130)	$62,530	$(57,231)

16,840,431	15,129,103	9,859,568	10,178,876	1,241,470	573,850	2,695,883	2,728,733
3,275,507	1,803,430	1,935,275	1,212,494	711,310	420,251	480,534	504,491
(14,462,545)	(14,768,857)	(9,050,828)	(7,639,901)	(1,312,698)	(1,475,757)	(4,325,991)	(3,134,100)
5,653,393	2,163,676	2,744,015	3,751,469	640,082	(481,656)	(1,149,574)	99,124

1,169,002	1,208,900	1,094,679	847,571	33,212	31,574	3,136,192	1,857,729
179,655	110,637	97,651	57,811	267,181	179,362	68,105	120,709
(1,229,944)	(1,129,919)	(1,020,151)	(522,458)	(405,146)	(616,929)	(4,261,035)	(4,061,141)
118,713	189,618	172,179	382,924	(104,753)	(405,993)	(1,056,738)	(2,082,703)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Partner Emerging Markets Equity Fund		Partner Small Cap Growth Fund
For the periods ended	10/31/2013	10/31/2012(a)	10/31/2013	10/31/2012
Operations
Net investment income/(loss)	$128,261	$16,129	$(439,631)	$(756,248)
Net realized gains/(losses)	(102,908)	118,861	24,746,226	9,426,892
Change in net unrealized appreciation/(depreciation)	481,631	266,323	26,134,824	1,426,438
Net Change in Net Assets Resulting From Operations	506,984	401,313	50,441,419	10,097,082
Distributions to Shareholders
From net investment income Class A	–	–	–	–
From net investment income Institutional Class	–	–	–	–
Total From Net Investment Income	–	–	–	–
From net realized gains Class A	(134,310)	–	(513,408)	–
From net realized gains Institutional Class	(9,537)	–	(3,332,064)	–
Total From Net Realized Gains	(143,847)	–	(3,845,472)	–
Total Distributions to Shareholders	(143,847)	–	(3,845,472)	–
Capital Stock Transactions

Class A
Sold	4,705,192	14,304,841	3,734,163	1,789,864
Distributions reinvested	134,309	–	510,885	–
Redeemed	(4,926,003)	(286,520)	(1,744,641)	(5,750,627)
Total Class A Capital Stock Transactions	(86,502)	14,018,321	2,500,407	(3,960,763)

Institutional Class
Sold	590,036	1,005,000	6,600	3,788,480
Distributions reinvested	9,537	–	3,332,063	–
Redeemed	(668,391)	(10,000)	(12,546,105)	(2,057,440)
Total Institutional Class Capital Stock Transactions	(68,818)	995,000	(9,207,442)	1,731,040
Capital Stock Transactions	(155,320)	15,013,321	(6,707,035)	(2,229,723)

Net Increase/(Decrease) in Net Assets	207,817	15,414,634	39,888,912	7,867,359
Net Assets, Beginning of Period	15,414,634	–	132,273,152	124,405,793
Net Assets, End of Period	$15,622,451	$15,414,634	$172,162,064	$132,273,152
Accumulated Undistributed Net Investment Income/(Loss)	$150,744	$(395)	$(70,035)	$(638,357)

Capital Stock Share Transactions

Class A shares
Sold	448,247	1,429,301	248,681	143,788
Distributions reinvested	12,611	–	41,621	–
Redeemed	(469,521)	(27,494)	(126,516)	(484,264)
Total Class A shares	(8,663)	1,401,807	163,786	(340,476)

Institutional Class shares
Sold	56,137	100,487	483	317,524
Distributions reinvested	895	–	264,134	–
Redeemed	(63,924)	(964)	(806,356)	(167,122)
Total Institutional Class shares	(6,892)	99,523	(541,739)	150,402

(a)	For the period from August 31, 2012 (inception) through October 31, 2012

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Partner Small Cap Value Fund		Small Cap Stock Fund		Mid Cap Growth Fund		Partner Mid Cap Value Fund
10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012

$2,726,874	$2,052,457	$(128,135)	$(521,135)	$162,115	$(659,828)	$1,180,272	$1,422,035
8,309,634	3,862,388	21,067,809	18,086,422	51,306,325	27,994,939	29,517,832	3,228,750
61,737,279	19,436,689	58,746,157	2,341,194	44,497,684	(8,378,199)	8,215,225	9,120,146
72,773,787	25,351,534	79,685,831	19,906,481	95,966,124	18,956,912	38,913,329	13,770,931

(1,353,499)	(72,063)	–	–	–	–	(154,671)	(78,552)
(3,382,127)	(937,645)	–	–	–	–	(1,253,387)	(808,554)
(4,735,626)	(1,009,708)	–	–	–	–	(1,408,058)	(887,106)
(1,262,964)	(756,922)	–	–	(16,658,130)	(1,969,401)	(416,818)	–
(2,497,826)	(1,493,501)	–	–	(9,707,644)	(1,129,905)	(2,374,599)	–
(3,760,790)	(2,250,423)	–	–	(26,365,774)	(3,099,306)	(2,791,417)	–
(8,496,416)	(3,260,131)	–	–	(26,365,774)	(3,099,306)	(4,199,475)	(887,106)

11,562,595	5,763,763	8,423,992	7,602,804	11,045,500	11,101,603	7,918,395	1,585,359
2,584,648	820,196	–	–	16,413,167	1,943,741	565,544	77,568
(11,471,235)	(11,122,924)	(30,180,020)	(32,732,800)	(32,656,945)	(31,100,462)	(2,659,808)	(1,903,254)
2,676,008	(4,538,965)	(21,756,028)	(25,129,996)	(5,198,278)	(18,055,118)	5,824,131	(240,327)

19,261,067	14,023,979	242,014	724,705	11,031,998	16,031,070	453,391	281,240
5,879,952	2,431,146	–	–	9,670,232	1,125,713	3,627,984	808,554
(38,462,728)	(25,795,278)	(2,456,365)	(2,085,560)	(45,021,488)	(26,025,910)	(14,435,380)	(1,361,626)
(13,321,709)	(9,340,153)	(2,214,351)	(1,360,855)	(24,319,258)	(8,869,127)	(10,354,005)	(271,832)
(10,645,701)	(13,879,118)	(23,970,379)	(26,490,851)	(29,517,536)	(26,924,245)	(4,529,874)	(512,159)

53,631,670	8,212,285	55,715,452	(6,584,370)	40,082,814	(11,066,639)	30,183,980	12,371,666
220,920,593	212,708,308	280,030,105	286,614,475	379,709,405	390,776,044	130,511,348	118,139,682
$274,552,263	$220,920,593	$335,745,557	$280,030,105	$419,792,219	$379,709,405	$160,695,328	$130,511,348
$(959,385)	$760,871	$(560,955)	$(414,612)	$(65,150)	$(55,225)	$722,753	$1,002,117

633,044	375,943	516,592	542,602	577,983	609,758	530,880	130,008
163,505	57,957	–	–	950,937	117,802	44,241	6,834
(644,251)	(721,876)	(1,885,147)	(2,327,430)	(1,719,881)	(1,710,760)	(183,802)	(157,207)
152,298	(287,976)	(1,368,555)	(1,784,828)	(190,961)	(983,200)	391,319	(20,365)

1,012,613	870,204	12,412	46,917	506,007	787,890	31,236	23,193
354,513	161,594	–	–	492,124	60,784	282,966	71,176
(2,004,239)	(1,604,851)	(132,413)	(134,487)	(2,047,604)	(1,270,759)	(1,011,008)	(111,417)
(637,113)	(573,053)	(120,001)	(87,570)	(1,049,473)	(422,085)	(696,806)	(17,048)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Mid Cap Stock Fund		Partner Worldwide Allocation Fund
For the periods ended	10/31/2013	10/31/2012	10/31/2013	10/31/2012
Operations
Net investment income/(loss)	$1,637,149	$428,880	$14,917,634	$14,890,250
Net realized gains/(losses)	88,843,201	60,824,551	37,724,676	(550,430)
Change in net unrealized appreciation/(depreciation)	143,065,706	(7,148,855)	93,871,912	28,836,837
Net Change in Net Assets Resulting From Operations	233,546,056	54,104,576	146,514,222	43,176,657
Distributions to Shareholders
From net investment income Class A	(29,944)	–	(3,225,457)	(1,608,097)
From net investment income Institutional Class	(970,124)	–	(13,459,680)	(5,022,998)
Total From Net Investment Income	(1,000,068)	–	(16,685,137)	(6,631,095)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(1,000,068)	–	(16,685,137)	(6,631,095)
Capital Stock Transactions

Class A
Sold	18,456,958	14,058,207	14,773,299	10,087,585
Distributions reinvested	29,576	(1,305)	3,174,570	1,586,088
Redeemed	(71,349,629)	(72,900,438)	(23,655,967)	(39,668,003)
Total Class A Capital Stock Transactions	(52,863,095)	(58,843,536)	(5,708,098)	(27,994,330)

Institutional Class
Sold	8,927,276	7,740,246	27,875,874	40,496,317
Distributions reinvested	964,440	–	13,394,077	4,998,295
Redeemed	(12,128,253)	(19,446,120)	(16,423,607)	(7,701,083)
Total Institutional Class Capital Stock Transactions	(2,236,537)	(11,705,874)	24,846,344	37,793,529
Capital Stock Transactions	(55,099,632)	(70,549,410)	19,138,246	9,799,199

Net Increase/(Decrease) in Net Assets	177,446,356	(16,444,834)	148,967,331	46,344,761
Net Assets, Beginning of Period	737,943,361	754,388,195	704,167,909	657,823,148
Net Assets, End of Period	$915,389,717	$737,943,361	$853,135,240	$704,167,909
Accumulated Undistributed Net Investment Income/(Loss)	$348,182	$(45,558)	$14,765,864	$14,470,995

Capital Stock Share Transactions

Class A shares
Sold	1,031,695	946,125	1,559,831	1,211,715
Distributions reinvested	1,883	(91)	353,516	204,130
Redeemed	(4,084,043)	(4,886,042)	(2,531,950)	(4,808,833)
Total Class A shares	(3,050,465)	(3,940,008)	(618,603)	(3,392,988)

Institutional Class shares
Sold	461,543	486,111	3,082,665	4,960,787
Distributions reinvested	56,899	–	1,486,579	641,630
Redeemed	(646,471)	(1,207,389)	(1,738,618)	(916,945)
Total Institutional Class shares	(128,029)	(721,278)	2,830,626	4,685,472

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Large Cap Growth Fund		Large Cap Value Fund		Large Cap Stock Fund		High Yield Fund
10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012

$1,497,172	$1,469,258	$10,307,443	$9,634,332	$14,111,935	$13,814,421	$49,654,265	$51,788,925
29,928,964	25,811,938	34,214,015	34,221,609	160,219,793	87,831,573	20,155,611	5,003,403
72,685,261	10,068,813	120,540,096	33,858,232	187,091,208	72,574,809	(7,786,741)	38,886,156
104,111,397	37,350,009	165,061,554	77,714,173	361,422,936	174,220,803	62,023,135	95,678,484

(404,216)	–	(2,688,302)	(2,169,450)	(15,271,693)	(9,327,896)	(32,344,516)	(32,753,321)
(1,479,199)	(13,488)	(8,417,513)	(6,836,912)	(2,714,556)	(1,875,088)	(16,976,987)	(18,753,112)
(1,883,415)	(13,488)	(11,105,815)	(9,006,362)	(17,986,249)	(11,202,984)	(49,321,503)	(51,506,433)
–	–	–	–	(73,722,998)	–	–	–
–	–	–	–	(9,153,189)	–	–	–
–	–	–	–	(82,876,187)	–	–	–
(1,883,415)	(13,488)	(11,105,815)	(9,006,362)	(100,862,436)	(11,202,984)	(49,321,503)	(51,506,433)

16,054,379	12,362,061	21,329,399	8,777,138	36,786,359	31,996,054	70,014,924	76,377,949
398,326	–	2,608,342	2,110,852	87,422,326	9,174,488	23,378,734	23,331,994
(20,401,935)	(18,151,402)	(25,765,830)	(25,305,098)	(181,201,142)	(198,360,312)	(82,362,996)	(53,561,522)
(3,949,230)	(5,789,341)	(1,828,089)	(14,417,108)	(56,992,457)	(157,189,770)	11,030,662	46,148,421

549,797	1,219,731	36,419,442	21,350,756	6,505,878	5,003,328	39,509,667	46,507,732
1,469,664	13,397	8,390,885	6,815,490	11,805,198	1,862,179	14,565,046	15,061,146
(6,327,076)	(4,911,445)	(47,570,098)	(28,853,618)	(25,319,710)	(23,667,338)	(102,888,237)	(34,843,781)
(4,307,615)	(3,678,317)	(2,759,771)	(687,372)	(7,008,634)	(16,801,831)	(48,813,524)	26,725,097
(8,256,845)	(9,467,658)	(4,587,860)	(15,104,480)	(64,001,091)	(173,991,601)	(37,782,862)	72,873,518

93,971,137	27,868,863	149,367,879	53,603,331	196,559,409	(10,973,782)	(25,081,230)	117,045,569
349,884,741	322,015,878	574,187,024	520,583,693	1,552,766,773	1,563,740,555	805,739,333	688,693,764
$443,855,878	$349,884,741	$723,554,903	$574,187,024	$1,749,326,182	$1,552,766,773	$780,658,103	$805,739,333
$1,019,085	$1,394,354	$6,844,473	$7,418,453	$6,551,507	$10,294,234	$69,740	$(40,750)

2,591,348	2,322,784	1,246,055	636,502	1,486,083	1,411,090	13,814,258	15,686,279
72,423	–	177,922	162,749	3,906,794	436,257	4,619,204	4,806,324
(3,362,021)	(3,459,864)	(1,561,202)	(1,842,703)	(7,354,688)	(8,794,470)	(16,295,729)	(11,082,025)
(698,250)	(1,137,080)	(137,225)	(1,043,452)	(1,961,811)	(6,947,123)	2,137,733	9,410,578

81,133	227,497	2,146,274	1,544,526	260,982	221,930	7,785,866	9,550,400
249,096	2,612	570,808	523,865	524,234	88,213	2,875,606	3,101,077
(937,745)	(883,140)	(2,842,955)	(2,077,997)	(987,156)	(1,087,231)	(20,475,127)	(7,234,550)
(607,516)	(653,031)	(125,873)	(9,606)	(201,940)	(777,088)	(9,813,655)	5,416,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Income Fund		Municipal Bond Fund
For the periods ended	10/31/2013	10/31/2012	10/31/2013	10/31/2012
Operations
Net investment income/(loss)	$30,815,311	$32,375,832	$58,660,854	$58,148,095
Net realized gains/(losses)	15,545,122	6,682,760	(8,035,549)	1,165,769
Change in net unrealized appreciation/(depreciation)	(43,371,691)	50,096,331	(97,358,879)	80,759,589
Net Change in Net Assets Resulting From Operations	2,988,742	89,154,923	(46,733,574)	140,073,453
Distributions to Shareholders
From net investment income Class A	(14,879,564)	(15,152,431)	(54,842,160)	(54,235,793)
From net investment income Institutional Class	(15,646,286)	(16,888,569)	(3,773,232)	(3,912,302)
Total From Net Investment Income	(30,525,850)	(32,041,000)	(58,615,392)	(58,148,095)
From net realized gains Class A	–	–	(547,348)	–
From net realized gains Institutional Class	–	–	(36,124)	–
Total From Net Realized Gains	–	–	(583,472)	–
Total Distributions to Shareholders	(30,525,850)	(32,041,000)	(59,198,864)	(58,148,095)
Capital Stock Transactions

Class A
Sold	48,916,747	54,132,265	140,091,779	186,898,390
Distributions reinvested	12,699,603	12,828,346	46,416,103	45,255,062
Redeemed	(75,677,530)	(45,329,117)	(221,700,298)	(116,539,725)
Total Class A Capital Stock Transactions	(14,061,180)	21,631,494	(35,192,416)	115,613,727

Institutional Class
Sold	38,561,466	60,999,457	29,774,716	37,413,504
Distributions reinvested	15,396,482	16,641,954	3,476,664	3,569,918
Redeemed	(93,699,471)	(51,287,785)	(37,618,353)	(30,129,328)
Total Institutional Class Capital Stock Transactions	(39,741,523)	26,353,626	(4,366,973)	10,854,094
Capital Stock Transactions	(53,802,703)	47,985,120	(39,559,389)	126,467,821

Net Increase/(Decrease) in Net Assets	(81,339,811)	105,099,043	(145,491,827)	208,393,179
Net Assets, Beginning of Period	904,125,396	799,026,353	1,634,499,778	1,426,106,599
Net Assets, End of Period	$822,785,585	$904,125,396	$1,489,007,951	$1,634,499,778
Accumulated Undistributed Net Investment Income/(Loss)	$(105,936)	$(125,835)	$(17,489)	$(62,577)

Capital Stock Share Transactions

Class A shares
Sold	5,276,778	5,985,753	11,932,896	15,932,923
Distributions reinvested	1,382,689	1,421,324	4,011,775	3,853,694
Redeemed	(8,265,779)	(5,042,251)	(19,357,370)	(9,949,435)
Total Class A shares	(1,606,312)	2,364,826	(3,412,699)	9,837,182

Institutional Class shares
Sold	4,222,489	6,782,001	2,590,468	3,199,745
Distributions reinvested	1,676,541	1,844,971	300,402	303,961
Redeemed	(10,151,692)	(5,748,876)	(3,267,521)	(2,566,745)
Total Institutional Class shares	(4,252,662)	2,878,096	(376,651)	936,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Government Bond Fund		Limited Maturity Bond Fund		Money Market Fund
10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012

$1,042,571	$1,474,305	$11,848,588	$15,037,950	$(7,606)	$(1,271)
1,214,424	3,955,281	6,755,078	3,040,338	7,606	1,271
(4,373,218)	(742,442)	(13,980,400)	12,005,342	–	–
(2,116,223)	4,687,144	4,623,266	30,083,630	–	–

(104,571)	(119,305)	(5,161,696)	(5,306,573)	–	–
(979,000)	(1,355,000)	(6,417,807)	(9,221,678)	–	–
(1,083,571)	(1,474,305)	(11,579,503)	(14,528,251)	–	–
(561,671)	(211,872)	–	–	–	–
(3,340,936)	(2,209,175)	–	–	–	–
(3,902,607)	(2,421,047)	–	–	–	–
(4,986,178)	(3,895,352)	(11,579,503)	(14,528,251)	–	–

6,322,053	10,297,214	258,503,473	206,880,185	569,755,513	505,037,332
655,868	322,703	4,977,407	5,128,349	(66)	–
(7,528,860)	(3,483,749)	(252,539,425)	(155,039,162)	(594,636,284)	(599,026,272)
(550,939)	7,136,168	10,941,455	56,969,372	(24,880,837)	(93,988,940)

22,720,675	12,162,989	89,771,765	83,075,844	3,561,959	6,176,252
4,285,753	3,540,589	6,369,137	9,168,683	–	–
(23,917,684)	(12,928,987)	(117,298,195)	(213,356,680)	(9,556,929)	(5,211,686)
3,088,744	2,774,591	(21,157,293)	(121,112,153)	(5,994,970)	964,566
2,537,805	9,910,759	(10,215,838)	(64,142,781)	(30,875,807)	(93,024,374)

(4,564,596)	10,702,551	(17,172,075)	(48,587,402)	(30,875,807)	(93,024,374)
112,577,769	101,875,218	880,870,694	929,458,096	506,422,895	599,447,269
$108,013,173	$112,577,769	$863,698,619	$880,870,694	$475,547,088	$506,422,895
$(5,541)	$67,870	$287,004	$33,418	$–	$–

616,692	965,428	20,522,700	16,553,075	569,755,511	505,037,329
63,475	30,503	396,101	410,636	(66)	–
(738,898)	(327,092)	(20,096,511)	(12,417,077)	(594,636,282)	(599,026,270)
(58,731)	668,839	822,290	4,546,634	(24,880,837)	(93,988,941)

2,269,773	1,135,462	7,141,565	6,650,362	3,561,959	6,176,252
415,357	334,592	506,916	734,882	–	–
(2,305,247)	(1,205,506)	(9,326,704)	(17,074,059)	(9,556,929)	(5,211,686)
379,883	264,548	(1,678,223)	(9,688,815)	(5,994,970)	964,566

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, four hybrid funds, five fixed-income funds and one money market fund. Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund (formerly Equity Income Plus Fund) and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

(A) Share Classes – As of October 31, 2013, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of October 31, 2013, the following funds held these types of Level 3 securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	5	0.27%
High Yield	2	0.05%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2013, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2010 through 2013. Additionally, as of October 31, 2013, the tax year ended October 31, 2009 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2013, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Balanced Income Plus	Quarterly	Quarterly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
High Yield	Daily	Monthly
Income	Daily	Monthly
Municipal Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. The swap contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. A seller of protection profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding. However, the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the underlying issuer or reference entity. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Funds’ Schedules of Investments for additional information as of October 31, 2013.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of October 31, 2013, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$1,264,074
Moderate Allocation	2,048,433
Moderately Conservative Allocation	2,919,262
Partner Small Cap Growth	16,058,406
Partner Small Cap Value	4,677,234
Small Cap Stock	25,141,302
Mid Cap Growth	19,613,520
Mid Cap Stock	93,875,929
Partner Worldwide Allocation	12,968,090
Large Cap Growth	6,839,344
Large Cap Value	9,749,404
High Yield	44,286,110
Income	11,798,271
Government Bond	6,726,588
Limited Maturity Bond	8,059,477

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2013, none of the Funds engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(R) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(S) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(T) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(V) Unfunded Loan Commitment – The following Fund entered into a loan commitment with Dell, Inc. on March 4, 2013. Maturity of the commitment will be no later than November 6, 2013. The Fund will receive a fee of 0.50%.

Fund	Unfunded Commitment
High Yield	$7,500,000

The following Fund entered into a loan commitment with Tenet Healthcare Corporation on July 24, 2013. Maturity of the commitment will be no later than February 28, 2014. The Fund will receive a fee of 0.25%.

Fund	Unfunded Commitment
High Yield	$7,100,000

The following Fund entered into a loan commitment with Community Health Systems, Inc. on September 11, 2013. Maturity of the initial commitment will be a maximum of 12 months from the closing date. The Fund will receive a commitment fee of 0.44%

Fund	Unfunded Commitment
High Yield	$11,806,026

(W) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Fund is

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

named as a defendant in this action, but we do not expect that the Fund’s assets will be subject to a loss contingency.

(X) Litigation – Awards from class action litigation are are recorded as realized gains on the payment date.

(Y) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Partner Emerging Markets Equity Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(Z) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities or subject to a master netting agreement or similar agreement. In January 2013, additional guidance was issued to clarify which investment and instruments are subject to the offsetting disclosure requirements. The scope of the disclosure requirements will be limited to derivative instruments, repurchase agreements, and securities borrowing and securities lending transactions. The disclosures required became effective for any reporting period (annual or interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2013-01 on the Fund’s financial statements.

(AA) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Emerging Markets Equity Fund

The Adviser has entered into subadvisory agreements with DuPont Capital Management Corporation (“DuPont Capital”) for the performance of subadvisory services. The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% for assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio are included in determining breakpoints for the assets managed by DuPont Capital.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

$ 500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% of average daily net net assets over $50 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Fund are included in determining breakpoints for the assets managed by DuPont Capital. The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – As of October 31, 2013, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class		Expiration Date
Money Market*	0.20%	0.10%		2/28/2014

*      Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

For the period ended October 31, 2013, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class		Expiration Date
Aggressive Allocation	1.38%[1]	N/A		2/28/2013
Opportunity Income Plus	0.85%	N/A		2/28/2014
Partner Emerging Markets Equity	1.79%	1.32%		2/28/2014
Partner Small Cap Growth	1.40%	N/A		2/28/2014
Partner Small Cap Value	1.35%	N/A		2/28/2013
Small Cap Stock	1.35%	N/A		2/28/2013
Partner Mid Cap Value	1.25%	N/A		2/28/2014
Partner Worldwide Allocation	1.40%[2]	N/A	[3]	2/28/2014
Large Cap Growth	1.20%	N/A		2/28/2014
Government Bond	0.90%	N/A		2/28/2014

1	The expense cap includes all indirect expenses.
2	Prior contractual expense cap of 1.30% expired on 2/28/2013.
3	Prior contractual expense cap of 1.00% expired on 2/28/2013.

For the period ended October 31, 2013, the Adviser has voluntarily agreed to reimburse an additional 0.15% of the average daily net assets of the Class A shares of Partner Emerging Markets Equity Fund.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund, Money Market Fund and Thrivent Cash Management Trust, subject to certain limitations. During the year ended October 31, 2013, Balanced Income Plus Fund, Opportunity Income Plus Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the year ended October 31, 2013, no funds invested in Money Market Fund. During the year ended October 31, 2013, all funds except Municipal Bond Fund and Money Market Fund invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee that is charged to the equity, hybrid or fixed income fund for its investment in High Yield Fund, Money Market Fund or Cash Management Trust.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2013, Thrivent Investment Mgt. received $12,000,381 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2013, Thrivent Asset

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

Mgt. received aggregate fees for accounting and administrative personnel and services of $4,435,299 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2013, Thrivent Investor Services received $14,346,309 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $258,266 in fees from the Trust for the year ended October 31, 2013. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$261,209	($773,974)	$512,765
Moderately Aggressive Allocation	920,105	(938,473)	18,368
Moderate Allocation	565,250	(577,153)	11,903
Moderately Conservative Allocation	51,103	(55,506)	4,403
Balanced Income Plus	93,277	(94,587)	1,310
Opportunity Income Plus	(158,504)	158,504	–
Partner Emerging Markets Equity	22,878	11,689	(34,567)
Partner Small Cap Growth	1,007,953	(1,007,953)	–
Partner Small Cap Value	288,496	(483,458)	194,962
Small Cap Stock	(18,208)	18,208	–
Mid Cap Growth	(172,040)	(875,918)	1,047,958
Partner Mid Cap Value	(51,578)	44,578	7,000
Mid Cap Stock	(243,341)	243,341	–
Partner Worldwide Allocation	2,062,372	(2,062,372)	–
Large Cap Growth	10,974	(10,974)	–
Large Cap Value	224,392	(224,392)	–
Large Cap Stock	131,587	(3,131,587)	3,000,000
High Yield	(222,272)	222,272	–
Income	(269,562)	269,562	–
Municipal Bond	(374)	374	–
Government Bond	(32,411)	75	32,336
Limited Maturity Bond	(15,499)	15,499	–
Money Market	7,606	(7,606)	–

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Aggressive Allocation	$8,905,849	$18,020,440
Moderately Aggressive Allocation	23,725,214	36,413,606
Moderate Allocation	13,991,293	27,439,777
Moderately Conservative Allocation	4,032,626	12,216,611
Balanced Income Plus	9,622,601	14,369,011
Opportunity Income Plus	154,493	–
Partner Emerging Markets Equity	156,845	–
Partner Small Cap Growth	4,389,856	18,902,689
Partner Small Cap Value	14,200	7,778,094
Small Cap Stock	–	2,394,823
Mid Cap Growth	3,156,568	47,193,808
Partner Mid Cap Value	9,912,210	20,424,042
Mid Cap Stock	525,053	–
Partner Worldwide Allocation	16,028,863	–
Large Cap Growth	1,099,947	–
Large Cap Value	6,950,551	–
Large Cap Stock	42,282,289	120,514,110
High Yield	179,286	–
Income	15,764	–
Municipal Bond[b]	219,997	–

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Government Bond	3,520	1,228,420
Limited Maturity Bond	379,179	4,999,009

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2013, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year

Opportunity Income Plus	$8,042,400	2017

	$8,042,400

Mid Cap Stock	18,080,027	2017

	$18,080,027

Partner Worldwide
Allocation	95,101,150	2016
	6,799,658	2017

	$101,900,808

Large Cap Growth	2,083,594	2015
	1,041,797	2016
	37,386,729	2017

	$40,512,120

Large Cap Value	18,028,397	2017

	$18,028,397

High Yield	15,171,495	2016
	30,243,630	2017

	$45,415,125

Income	11,020,687	2017

	$11,020,687

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending October 31, 2012 and later, are subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). Under the Act, if capital losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

At October 31, 2013, the following Funds had accumulated net realized capital loss carryovers subject to the Act, as follows:

Fund	Capital Loss Carryover	Tax Character
Partner Emerging Markets
Equity	$30,746	Long-term

	$30,746

Municipal Bond	7,500,365	Short-term
Municipal Bond	535,184	Long-term

	$8,035,549

During the fiscal year 2013, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Opportunity Income Plus	$698,283
Small Cap Stock	21,122,861
Mid Cap Stock	89,356,944
Partner Worldwide Allocation	34,296,293
Large Cap Growth	30,367,723
Large Cap Value	33,939,115
High Yield	20,377,883
Income	14,343,689
Limited Maturity Bond	972,746

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Aggressive Allocation	$917,127
Small Cap Stock	$471,092

These amounts are deferred for tax purposes, deemed to occur on the first day of the following fiscal year, and are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

The tax character of distributions paid during the years ended October 31, 2013 and 2012 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2013	10/31/2012	10/31/2013	10/31/2012	10/31/2013	10/31/2012
Aggressive Allocation	$–	$–	$6,082,118	$3,049,754	$3,645,559	$–
Moderately Aggressive Allocation	–	–	20,337,543	16,659,898	10,582,766	–
Moderate Allocation	–	–	32,723,709	19,702,434	7,962,093	1,509,022
Moderately Conservative Allocation	–	–	17,364,734	11,586,711	5,910,056	2,320,624
Balanced Income Plus	–	–	6,685,138	2,244,364	5,516,098	4,829,710
Opportunity Income Plus	–	–	6,424,753	7,169,527	–	–
Partner Emerging Markets Equity	–	–	143,847	–	–	–
Partner Small Cap Growth	–	–	–	–	3,845,472	–
Partner Small Cap Value	–	–	4,735,626	1,009,708	3,760,790	2,250,423
Mid Cap Growth	–	–	484,142	–	25,881,632	3,099,306
Partner Mid Cap Value	–	–	1,365,016	887,106	2,834,459	–
Mid Cap Stock	–	–	1,000,068	–	–	–
Partner Worldwide Allocation	–	–	16,685,137	6,631,095	–	–
Large Cap Growth	–	–	1,883,415	13,488	–	–
Large Cap Value	–	–	11,105,815	9,006,362	–	–
Large Cap Stock	–	–	30,581,972	11,202,984	70,280,464	–
High Yield	–	–	49,321,503	51,506,433	–	–
Income	–	–	30,525,850	32,041,000	–	–
Municipal Bond	58,294,692	57,906,525	321,074	241,570	583,098	–
Government Bond	–	–	3,776,786	2,568,232	1,209,392	1,327,120
Limited Maturity Bond	–	–	11,579,503	14,528,251	–	–

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$209,582	$249,339
Moderately Aggressive Allocation	458,482	478,340
Moderate Allocation	461,573	452,421
Moderately Conservative Allocation	245,932	246,585
Balanced Income Plus	209,286	204,735
Opportunity Income Plus	235,201	175,313
Partner Emerging Markets Equity	16,003	16,058
Partner Small Cap Growth	122,501	134,637
Partner Small Cap Value	13,574	33,686
Small Cap Stock	180,187	178,647
Mid Cap Growth	139,245	195,296
Partner Mid Cap Value	154,780	160,906
Mid Cap Stock	305,990	363,004
Partner Worldwide Allocation	562,050	546,373
Large Cap Growth	233,112	243,947
Large Cap Value	245,249	244,972
Large Cap Stock	980,903	1,045,990
High Yield	469,017	486,924
Income	452,445	457,210
Municipal Bond	370,478	386,978
Government Bond	17,582	19,378
Limited Maturity Bond	371,524	302,338

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$53,930	$57,138
Moderately Aggressive Allocation	257,914	268,038
Moderate Allocation	742,030	749,376
Moderately Conservative Allocation	843,805	840,650
Balanced Income Plus	264,793	281,333
Opportunity Income Plus	886,572	996,439
Partner Worldwide Allocation	15,394	15,193
Income	580,651	623,711
Government Bond	171,348	167,964
Limited Maturity Bond	711,149	794,674

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2013, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Moderately Aggressive Allocation	3	0.03%
Moderate Allocation	3	0.02%
Moderately Conservative Allocation	3	0.10%
Balanced Income Plus	2	0.29%
Opportunity Income Plus	2	0.83%
Partner Worldwide Allocation	6	0.21%

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

Fund	Number of Securities	Percent of Fund’s Net Assets
High Yield	8	3.47%
Income	1	0.21%
Limited Maturity Bond	6	0.91%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2013 were as follows:

	Number of Contracts	Premium Amount
Moderately Aggressive Allocation
Balance at October 31, 2012	–	$–
Opened	5	12,619
Closed	(2)	(6,576)
Expired	(3)	(6,043)
Exercised	–	–

Balance at October 31, 2013	–	$–

Moderate Allocation
Balance at October 31, 2012	–	$–
Opened	16	42,988
Closed	(8)	(22,402)
Expired	(8)	(20,586)
Exercised	–	–

Balance at October 31, 2013	–	$–

Moderately Conservative Allocation
Balance at October 31, 2012	–	$–
Opened	16	45,346
Closed	(8)	(23,631)
Expired	(8)	(21,715)
Exercised	–	–

Balance at October 31, 2013	–	$–

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2013, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Emerging Markets Equity	1,016,610	68.4%
Partner Small Cap Growth	643,298	6.5%
Partner Mid Cap Value	516,189	5.2%
Partner Worldwide Allocation	7,741,578	9.4%
Government Bond	3,526,991	32.7%

As of October 31, 2013, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	6,490,857	13.0%
Moderately Aggressive Allocation	7,683,006	6.3%
Balanced Income Plus	3,729,594	23.8%
Partner Small Cap Value	1,318,494	10.2%
Mid Cap Stock	2,925,964	6.7%

Thrivent Mutual Funds

Notes to Financial Statements

October 31, 2013

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2013	$11.54	$0.07	$2.73	$2.80	$(0.09)	$(0.10)
Year Ended 10/31/2012	10.70	0.04	0.85	0.89	(0.05)	–
Year Ended 10/31/2011	10.35	0.07	0.33	0.40	(0.05)	–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Institutional Class Shares
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Institutional Class Shares
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Institutional Class Shares
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$14.15	24.64%	$612.4	0.81%	0.52%	0.82%	0.51%	44%
(0.05)	11.54	8.42%	494.3	0.82%	0.33%	0.86%	0.29%	66%
(0.05)	10.70	3.87%	462.1	0.75%	0.64%	0.89%	0.51%	72%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%

(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%
(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%

(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%
(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%
(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%

(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%
(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%

(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%
(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%
(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%

(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%
(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights—continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2013	$11.34	$0.20	$0.83	$1.03	$(0.20)	$(0.19)
Year Ended 10/31/2012	10.75	0.19	0.65	0.84	(0.19)	(0.06)
Year Ended 10/31/2011	10.73	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Institutional Class Shares
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Institutional Class Shares
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–
Year Ended 10/31/2012	10.19	0.26	0.50	0.76	(0.25)	–
Year Ended 10/31/2011	10.11	0.37	0.08	0.45	(0.37)	–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Institutional Class Shares
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$11.98	9.32%	$701.3	0.71%	1.70%	0.75%	1.67%	166%
(0.25)	11.34	7.92%	632.9	0.75%	1.70%	0.75%	1.70%	145%
(0.25)	10.75	2.49%	559.7	0.64%	2.28%	0.69%	2.23%	46%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%

(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%
(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%

(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%
(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%
(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%

(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%
(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%

(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%
(0.25)	10.70	7.59%	249.2	0.85%	2.53%	0.94%	2.44%	355%
(0.37)	10.19	4.53%	236.3	0.85%	3.64%	0.95%	3.54%	333%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%

(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%
(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2013	$10.27	$0.08	$0.26	$0.34	$–	$(0.10)
Year Ended 10/31/2012 (c)	10.00	0.01	0.26	0.27	–	–
Institutional Class Shares
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
Year Ended 10/31/2012 (c)	10.00	0.02	0.25	0.27	–	–
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2013	12.64	(0.05)	4.82	4.77	–	(0.38)
Year Ended 10/31/2012	11.72	(0.17)	1.09	0.92	–	–
Year Ended 10/31/2011	10.81	(0.12)	1.03	0.91	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Institutional Class Shares
Year Ended 10/31/2013	12.98	(0.04)	5.01	4.97	–	(0.38)
Year Ended 10/31/2012	11.99	(0.07)	1.06	0.99	–	–
Year Ended 10/31/2011	11.01	(0.08)	1.06	0.98	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2013	15.99	0.15	5.07	5.22	(0.30)	(0.29)
Year Ended 10/31/2012	14.47	0.09	1.60	1.69	(0.01)	(0.16)
Year Ended 10/31/2011	13.72	0.04	0.80	0.84	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Institutional Class Shares
Year Ended 10/31/2013	16.80	0.23	5.34	5.57	(0.38)	(0.29)
Year Ended 10/31/2012	15.19	0.18	1.69	1.87	(0.10)	(0.16)
Year Ended 10/31/2011	14.39	0.14	0.82	0.96	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.10)	$10.51	3.26%	$14.6	1.64%	0.81%	3.41%	(0.96)%	103%
–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(0.38)	17.03	38.86%	26.0	1.40%	(0.62)%	1.55%	(0.76)%	84%
–	12.64	7.85%	17.2	1.42%	(0.89)%	1.53%	(1.01)%	100%
–	11.72	8.42%	20.0	1.47%	(1.10)%	1.51%	(1.13)%	106%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%

(0.38)	17.57	39.40%	146.1	1.04%	(0.24)%	1.04%	(0.24)%	84%
–	12.98	8.26%	115.0	1.05%	(0.53)%	1.05%	(0.53)%	100%
–	11.99	8.90%	104.4	1.05%	(0.67)%	1.05%	(0.67)%	106%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%

(0.59)	20.62	33.79%	96.0	1.32%	0.76%	1.32%	0.76%	6%
(0.17)	15.99	11.87%	72.0	1.36%	0.59%	1.37%	0.59%	11%
(0.09)	14.47	6.08%	69.3	1.40%	0.28%	1.40%	0.28%	9%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%

(0.67)	21.70	34.41%	178.6	0.84%	1.28%	0.84%	1.28%	6%
(0.26)	16.80	12.51%	148.9	0.85%	1.10%	0.85%	1.10%	11%
(0.16)	15.19	6.64%	143.4	0.84%	0.84%	0.84%	0.84%	9%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2013	$14.28	$(0.05)	$4.29	$4.24	$–	$–
Year Ended 10/31/2012	13.35	(0.06)	0.99	0.93	–	–
Year Ended 10/31/2011	12.56	(0.11)	0.90	0.79	–	–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Institutional Class Shares
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2013	18.34	(0.03)	4.66	4.63	–	(1.36)
Year Ended 10/31/2012	17.67	(0.08)	0.90	0.82	–	(0.15)
Year Ended 10/31/2011	16.62	(0.08)	1.13	1.05	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Institutional Class Shares
Year Ended 10/31/2013	20.68	0.15	5.23	5.38	–	(1.36)
Year Ended 10/31/2012	19.81	0.05	0.97	1.02	–	(0.15)
Year Ended 10/31/2011	18.53	0.05	1.23	1.28	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2013	12.81	0.06	3.77	3.83	(0.10)	(0.28)
Year Ended 10/31/2012	11.55	0.10	1.21	1.31	(0.05)	–
Year Ended 10/31/2011	11.19	0.05	0.35	0.40	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Institutional Class Shares
Year Ended 10/31/2013	12.86	0.13	3.76	3.89	(0.14)	(0.28)
Year Ended 10/31/2012	11.60	0.15	1.20	1.35	(0.09)	–
Year Ended 10/31/2011	11.23	0.10	0.35	0.45	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$18.52	29.69%	$255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%
–	14.28	6.97%	216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%
–	13.35	6.29%	226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%

–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%
–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%

(1.36)	21.61	27.13%	265.7	1.00%	(0.15)%	1.00%	(0.15)%	37%
(0.15)	18.34	4.72%	229.0	1.03%	(0.36)%	1.03%	(0.36)%	46%
–	17.67	6.32%	238.0	1.07%	(0.35)%	1.07%	(0.35)%	68%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%

(1.36)	24.70	27.72%	154.1	0.52%	0.34%	0.52%	0.34%	37%
(0.15)	20.68	5.23%	150.7	0.53%	0.13%	0.53%	0.13%	46%
–	19.81	6.91%	152.8	0.52%	0.21%	0.52%	0.21%	68%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%

(0.38)	16.26	30.68%	31.1	1.25%	0.50%	1.43%	0.32%	109%
(0.05)	12.81	11.41%	19.4	1.25%	0.85%	1.46%	0.64%	83%
(0.04)	11.55	3.57%	17.8	1.25%	0.45%	1.43%	0.27%	78%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%

(0.42)	16.33	31.14%	129.6	0.90%	0.88%	0.90%	0.88%	109%
(0.09)	12.86	11.77%	111.1	0.91%	1.20%	0.91%	1.20%	83%
(0.08)	11.60	3.94%	100.4	0.90%	0.81%	0.90%	0.81%	78%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2013	$15.34	$0.01	$5.03	$5.04	$–	$–
Year Ended 10/31/2012	14.30	(0.01)	1.05	1.04	–	–
Year Ended 10/31/2011	13.49	(0.02)	0.83	0.81	–	–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Institutional Class Shares
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Institutional Class Shares
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Institutional Class Shares
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$20.38	32.86%	$625.4	1.15%	0.07%	1.15%	0.07%	39%
–	15.34	7.27%	517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%
–	14.30	6.00%	538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%

(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%
(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%

(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%
(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%
(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%

(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%
(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%

(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%
–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%

(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%
–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2013	$14.66	$0.22	$3.96	$4.18	$(0.24)	$–
Year Ended 10/31/2012	12.94	0.22	1.67	1.89	(0.17)	–
Year Ended 10/31/2011	12.61	0.19	0.26	0.45	(0.12)	–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Institutional Class Shares
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Institutional Class Shares
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–
Year Ended 10/31/2012	4.71	0.34	0.30	0.64	(0.34)	–
Year Ended 10/31/2011	4.86	0.36	(0.15)	0.21	(0.36)	–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Institutional Class Shares
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.24)	$18.60	28.92%	$214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.17)	14.66	14.82%	171.1	1.04%	1.42%	1.04%	1.42%	92%
(0.12)	12.94	3.49%	164.5	1.06%	1.22%	1.06%	1.22%	74%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%

(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%
(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%

(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%
(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%
(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%

(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%
(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%

(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%
(0.34)	5.01	13.96%	520.0	0.82%	6.95%	0.82%	6.95%	52%
(0.36)	4.71	4.37%	445.3	0.84%	7.43%	0.84%	7.43%	63%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%

(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%
(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

		FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Year Ended 10/31/2013	$9.38	$0.31	$(0.29)	$0.02	$(0.31)	$–
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Institutional Class Shares
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Institutional Class Shares
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)
Year Ended 10/31/2010(c)	10.00	0.11	0.56	0.67	(0.11)	–
Institutional Class Shares
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
Year Ended 10/31/2010(c)	10.00	0.13	0.57	0.70	(0.13)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 26, 2010.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.31)	$9.09	0.23%	$419.5	0.77%	3.40%	0.77%	3.40%	121%
(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%
(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%

(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%
(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%

(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%
(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%
(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%

(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%
(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%

(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%
(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%
(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%
(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2013	$12.62	$0.15	$(0.09)	$0.06	$(0.15)	$–
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Institutional Class Shares
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Institutional Class Shares
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.15)	$12.53	0.46%	$415.6	0.60%	1.21%	0.61%	1.20%	121%
(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%
(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%

(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%
(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%

–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A
–	1.00	0.00%	493.9	0.29%	0.00%	0.93%	(0.64)%	N/A
–	1.00	0.00%	587.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A
–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2014.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2013:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	45%	60%
Moderately Aggressive Allocation	32%	43%
Moderate Allocation	21%	30%
Moderately Conservative Allocation	16%	22%
Balanced Income Plus	18%	24%
Opportunity Income Plus	1%	1%
Partner Emerging Markets Equity	0%	62%
Partner Small Cap Value	100%	100%
Mid Cap Growth	100%	100%
Partner Mid Cap Value	72%	72%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	85%	90%
Income	2%	2%
Limited Maturity Bond	1%	2%

The Municipal Bond Fund designates 99.45% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2013.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2013, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$3,929,505
Moderately Aggressive Allocation	$10,582,766
Moderate Allocation	$7,962,093
Moderately Conservative Allocation	$5,910,056
Balanced Income Plus	$5,516,098
Partner Small Cap Growth	$3,845,472
Partner Small Cap Value	$3,874,190
Mid Cap Growth	$26,818,932
Partner Mid Cap Value	$2,834,459
Large Cap Stock	$72,407,464
Municipal Bond	$583,098
Government Bond	$1,209,392

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 33 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 33 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011

Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011

President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

Board of Trustees and Officers

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel Member Value since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Ted S. Dryden (1965) Chief Compliance Officer

Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007.

Jody L. Bancroft (1971) Assistant Vice President	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009.

Michael W. Kremenak (1978) Assistant Secretary

Senior Counsel, Thrivent Financial since January 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 until 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.

Rebecca A. Paulzine (1979) Assistant Secretary	Senior Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007.

(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 60 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

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Thrivent Investment Management

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BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

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- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through paper files.
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We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectusfor Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

• I will receive electronic delivery of Thrivent documents designated above.
• I will no longer receive paper copies of these documents in the mail.

•   A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.

• I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
• I will update Thrivent Financial if my email address changes.
• I I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from adobe.com)
• This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
• I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.

•   My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each investor requesting eDelivery must complete.

Investor 1:		Investor 2:
	(Please print first and last name.)		(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City:	State:	ZIP:

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA and SIPC member and a wholly owned subsidiary of Thrivent Financial for Lutherans.

23459AR R12-13

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $342,409.51 and $357,150.67, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for 2012 and $3620.52 for 2013. The payments during the fiscal year ended October 31, 2013 were for testing of an accounting system conversion. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for tax compliance, tax advice and tax planning services, were $111,090.00 and $113,967.00, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $6800.00 and $6450.00, respectively. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. In 2013, these payments also included services provided related to the mergers of certain series of Thrivent Series Fund, Inc.. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2013 was for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2012 and the fiscal year ended October 31, 2013 were $6800.00 and $6450.00 for each respective period. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)  Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)  Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 27, 2013	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 27, 2013	By:

/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 27, 2013	By:

/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer